Transamerica Funds

Prospectus March 1, 2012

Fund	Class A Ticker	Class B Ticker	Class C Ticker	Class I Ticker	Class R Ticker	Class T Ticker
Transamerica Asset Allocation-Conservative Portfolio	ICLAX	ICLBX	ICLLX	TACIX	ICVRX	None
Transamerica Asset Allocation-Growth Portfolio	IAAAX	IAABX	IAALX	TAGIX	IGWRX	None
Transamerica Asset Allocation-Moderate Growth Portfolio	IMLAX	IMLBX	IMLLX	TMGIX	IMGRX	None
Transamerica Asset Allocation-Moderate Portfolio	IMOAX	IMOBX	IMOLX	TMMIX	IMDRX	None
Transamerica Capital Growth	IALAX	IACBX	ILLLX	TFOIX	None	None
Transamerica Diversified Equity	TADAX	TADBX	TADCX	TDEIX	None	TWMTX
Transamerica Emerging Markets Debt	EMTAX	None	EMTCX	EMTIX	None	None
Transamerica Flexible Income	IDITX	IFLBX	IFLLX	TFXIX	None	None
Transamerica Growth Opportunities	ITSAX	ITCBX	ITSLX	TGPIX	None	None
Transamerica High Yield Bond	IHIYX	INCBX	INCLX	TDHIX	None	None
Transamerica International Bond	TABAX	None	TABCX	TABIX	None	None
Transamerica International Equity	TRWAX	None	TRWCX	TSWIX	None	None
Transamerica Money Market	IATXX	IBTXX	IMLXX	TAMXX	None	None
Transamerica Multi-Managed Balanced	IBALX	IBABX	IBLLX	TBLIX	None	None
Transamerica Multi-Manager Alternative Strategies Portfolio	IMUAX	None	IMUCX	TASIX	None	None
Transamerica Multi-Manager International Portfolio	IMNAX	IMNBX	IMNCX	TMUIX	None	None
Transamerica Quality Value	TWQAX	None	TWQCX	TWQIX	None	None
Transamerica Short-Term Bond	ITAAX	None	ITACX	TSTIX	None	None
Transamerica Small/Mid Cap Value	IIVAX	IIVBX	IIVLX	TSVIX	None	None
Transamerica Tactical Income	IGTAX	None	IGTCX	IGTIX	None	None
Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.
Not insured by FDIC or any federal government agency.	May lose value.	Not a deposit of or guaranteed by any bank, bank affiliate, or credit union.

MPCA0312

Transamerica Asset Allocation-Conservative Portfolio

Investment Objective: Seeks current income and preservation of capital.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional and in the “Waivers and/or Reductions of Charges” section on page 146 of the fund’s prospectus and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”

Shareholder Fees (fees paid directly from your investment)
	Class of Shares
	A	B	C	I	R
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	5.00%	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	A	B	C	I	R
Management fees	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution and service (12b-1) fees	0.30%	1.00%	1.00%	None	0.50%
Other expenses	0.17%	0.17%	0.11%	0.16%	0.30%
Acquired fund fees and expenses	0.80%	0.80%	0.80%	0.80%	0.80%
Total annual fund operating expenses[a]	1.37% [b]	2.07%	2.01%	1.06%	1.70%
[a]	Total annual fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.
[b]	Annual fund operating expenses for Class A shares have been restated to reflect a reduction in distribution and service (12b-1) fees on Class A shares.

Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If the shares are redeemed at the end of each period:
Share Class	1 year	3 years	5 years	10 years
A	$ 682	$ 960	$ 1,259	$ 2,106
B	$ 710	$ 949	$ 1,214	$2,221
C	$ 304	$ 630	$ 1,083	$ 2,338
I	$ 108	$ 337	$ 585	$ 1,294
R	$ 173	$ 536	$ 923	$ 2,009
If the shares are not redeemed:
Share Class	1 year	3 years	5 years	10 years
A	$ 682	$ 960	$ 1,259	$ 2,106
B	$ 210	$ 649	$ 1,114	$2,221
C	$ 204	$ 630	$ 1,083	$ 2,338
I	$ 108	$ 337	$ 585	$ 1,294
R	$ 173	$ 536	$ 923	$ 2,009

The Example does not reflect sales charges (loads) on reinvested dividends (and other distributions). If these sales charges (loads) were included, your costs would be higher.

1

Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 31% of the average value of its portfolio.

Principal Investment Strategies: The fund seeks to achieve its investment objective by investing its assets in a broad mix of underlying Transamerica Funds (“underlying funds”).

•	Under normal circumstances, investments in underlying funds are expected to achieve a mix over time of approximately 35% of assets in equities, which may include both stocks and commodity-related securities, and 65% of assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary.
•	Allocation of assets among the underlying funds is based on such things as diversification, general market outlooks, volatility in the equity markets, historical performance, current valuations, and other global economic factors.
•	The fund may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying fund has its own investment objective, principal investment strategies and investment risks. The “Underlying Funds” section of the prospectus lists the underlying funds currently available for investment by the fund, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying funds.

It is not possible to predict the extent to which the fund will be invested in a particular underlying fund at any time. The fund may be a significant shareholder in certain underlying funds.

The Portfolio Construction Manager, Morningstar Associates, LLC, may change the fund's asset allocation and underlying funds at any time without notice to shareholders and without shareholder approval.

Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. There is no assurance the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. You may lose money if you invest in this fund.

•	Asset Allocation – The Portfolio Construction Manager allocates the fund's assets among various underlying funds. These allocations may be unsuccessful in maximizing the fund's return and/or avoiding investment losses, and may cause the fund to underperform other funds with a similar strategy.
•	Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the fund will be subject to the credit risk of the depository institution holding the cash, it will not earn income on the cash and the fund’s yield will go down. To the extent that the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.
•	Commodities – To the extent the fund invests in commodities or instruments whose performance is linked to the price of an underlying commodity or commodity index, the fund will be subject to the risks of investing in commodities, including regulatory, economic and political developments, weather events and natural disasters and market disruptions. The fund's investment exposure to the commodities markets may subject the fund to greater volatility than investments in more traditional securities, such as stocks and bonds. Commodities and commodity-linked investments may be less liquid than other investments. Commodity-linked investments are subject to the credit risks associated with the issuer, and their values may decline substantially if the issuer's creditworthiness deteriorates.
•	Convertible Securities – Convertible securities share investment characteristics of both fixed income and equity securities. However, the value of these securities tends to vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also tends to exhibit greater volatility than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

2

•	Credit – If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the credit quality or value of any underlying assets declines, the value of your investment will decline. Junk bonds have a higher risk of default or are already in default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
•	Currency – The value of the fund’s securities denominated in foreign currencies fluctuates as the rates of exchange between those currencies and the U.S. dollar change. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
•	Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline.
•	Expenses – Your actual costs of investing in the fund may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
•	Extension – If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.
•	Foreign Securities – Investing in foreign securities is generally riskier than investing in U.S. securities. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation and accounting standards also may affect the value of these securities.
•	High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk bonds,” are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.
•	Interest Rate – Interest rates may go up, causing the value of the fund’s investments to decline. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
•	Liquidity – Some securities held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.
•	Manager – The Portfolio Construction Manager to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the Portfolio Construction Manager in this process may not produce the desired results. This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
•	Market – The market prices of the fund's securities may go down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial

3

markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.
•	Prepayment or Call – Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The fund also may lose any premium it paid on the security.
•	Underlying Funds – Because the fund invests its assets in various underlying funds, its ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. Each of the underlying funds in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying funds' shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying fund will be achieved. To the extent that the fund invests more of its assets in one underlying fund than in another, the fund will have greater exposure to the risks of that underlying fund. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying funds in which it invests.
•	U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies. Although the U.S. government has provided financial support to the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac) in the past, there can be no assurance that it will support these or other government sponsored entities in the future.

Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges. Absent any limitation of the fund’s expenses, total returns would be lower.

Index returns are since inception of the oldest share class.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class A

	Quarter Ended	Return
Best Quarter:	06/30/2009	12.20%
Worst Quarter:	12/31/2008	-10.98%

4

Average Annual Total Returns (periods ended December 31, 2011)

	1 Year	5 Years	Since Inception	Inception Date
Class A				03/01/2002
Return before taxes	-5.37%	1.69%	4.52%
Return after taxes on distributions	-6.11%	0.54%	3.28%
Return after taxes on distributions and sale of fund shares	-3.42%	0.81%	3.24%
Class B (Return before taxes only)	-5.47%	2.01%	4.56%	03/01/2002
Class C (Return before taxes only)	-1.48%	2.23%	5.78%	11/11/2002
Class I (Return before taxes only)	0.43%	N/A	5.26%	11/30/2009
Class R (Return before taxes only)	-0.20%	2.62%	3.75%	06/15/2006
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.84%	6.50%	5.73%
Wilshire 5000® Total Market Index (reflects no deduction for fees, expenses or taxes)	0.60%	0.33%	4.11%

The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.

Management:

Investment Adviser:	Portfolio Construction Manager:
Transamerica Asset Management, Inc.	Morningstar Associates, LLC
Portfolio Construction Team:
Jon Hale, CFA, Co-Portfolio Manager since 2006
Dan McNeela, CFA, Co-Portfolio Manager since 2010
Hal Ratner, Co-Portfolio Manager since 2010
Michael Stout, CFA, Co-Portfolio Manager since 2006

Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamericafunds.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, or overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105. Shares may also be purchased through a financial intermediary. The minimum initial purchase for Class A and C shares is $1,000; the minimum subsequent investment is $50. The minimum initial purchase for payroll deduction and automatic investment plan is $500; the minimum subsequent investment is $50 per monthly fund account investment. The minimum investment for Class I shares is $1,000,000. Class B shares are not available for purchase, including to existing Class B shareholders, except in the limited circumstances described in this prospectus under the section entitled “Shareholder Information – Buying Shares”.

Class R shares are intended for purchase by participants in certain retirement plans such as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined-benefit plans and non-qualified deferred compensation plans (eligible retirement plans), and under the following conditions: Class R shares are available only when a plan’s recordkeeper or financial service firm serving as an intermediary has an agreement with Transamerica Funds, and in such eligible retirement plans where Class R shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary). There is no minimum investment for Class R shares.

Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

5

Transamerica Asset Allocation-Growth Portfolio

Investment Objective: Seeks long-term capital appreciation.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional and in the “Waivers and/or Reductions of Charges” section on page 146 of the fund’s prospectus and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”

Shareholder Fees (fees paid directly from your investment)
	Class of Shares
	A	B	C	I	R
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	5.00%	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	A	B	C	I	R
Management fees	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution and service (12b-1) fees	0.30%	1.00%	1.00%	None	0.50%
Other expenses	0.22%	0.26%	0.19%	0.17%	0.22%
Acquired fund fees and expenses	0.93%	0.93%	0.93%	0.93%	0.93%
Total annual fund operating expenses[a]	1.55% [b]	2.29%	2.22%	1.20%	1.75%
[a]	Total annual fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.
[b]	Annual fund operating expenses for Class A shares have been restated to reflect a reduction in distribution and service (12b-1) fees on Class A shares.

Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If the shares are redeemed at the end of each period:
Share Class	1 year	3 years	5 years	10 years
A	$ 699	$ 1,013	$ 1,348	$ 2,294
B	$ 732	$ 1,015	$ 1,325	$2,440
C	$ 325	$ 694	$ 1,190	$ 2,554
I	$ 122	$ 381	$ 660	$ 1,455
R	$ 178	$ 551	$ 949	$ 2,062
If the shares are not redeemed:
Share Class	1 year	3 years	5 years	10 years
A	$ 699	$ 1,013	$ 1,348	$ 2,294
B	$ 232	$ 715	$ 1,225	$2,440
C	$ 225	$ 694	$ 1,190	$ 2,554
I	$ 122	$ 381	$ 660	$ 1,455
R	$ 178	$ 551	$ 949	$ 2,062

The Example does not reflect sales charges (loads) on reinvested dividends (and other distributions). If these sales charges (loads) were included, your costs would be higher.

6

Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 30% of the average value of its portfolio.

Principal Investment Strategies: The fund seeks to achieve its investment objective by investing its assets in a broad mix of underlying Transamerica Funds (“underlying funds”).

•	Under normal circumstances, the fund expects to invest primarily in underlying funds that invest in equities, which may include stocks, commodity-related securities and alternative investments.
•	Allocation of assets among the underlying funds is based on such things as diversification, general market outlooks, historical performance, current valuations, and other global economic factors.
•	The fund may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying fund has its own investment objective, principal investment strategies and investment risks. The “Underlying Funds” section of the prospectus lists the underlying funds currently available for investment by the fund, provides a summary of their respective investment objectives and principal investment strategies and identifies certain risks of the underlying funds.

It is not possible to predict the extent to which the fund will be invested in a particular underlying fund at any time. The fund may be a significant shareholder in certain underlying funds.

The Portfolio Construction Manager, Morningstar Associates, LLC, may change the fund's asset allocation and underlying funds at any time without notice to shareholders and without shareholder approval.

Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. There is no assurance the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. You may lose money if you invest in this fund.

•	Asset Allocation – The Portfolio Construction Manager allocates the fund's assets among various underlying funds. These allocations may be unsuccessful in maximizing the fund's return and/or avoiding investment losses, and may cause the fund to underperform other funds with a similar strategy.
•	Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the fund will be subject to the credit risk of the depository institution holding the cash, it will not earn income on the cash and the fund’s yield will go down. To the extent that the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.
•	Commodities – To the extent the fund invests in commodities or instruments whose performance is linked to the price of an underlying commodity or commodity index, the fund will be subject to the risks of investing in commodities, including regulatory, economic and political developments, weather events and natural disasters and market disruptions. The fund's investment exposure to the commodities markets may subject the fund to greater volatility than investments in more traditional securities, such as stocks and bonds. Commodities and commodity-linked investments may be less liquid than other investments. Commodity-linked investments are subject to the credit risks associated with the issuer, and their values may decline substantially if the issuer's creditworthiness deteriorates.
•	Currency – The value of the fund’s securities denominated in foreign currencies fluctuates as the rates of exchange between those currencies and the U.S. dollar change. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
•	Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and

7

preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline.
•	Expenses – Your actual costs of investing in the fund may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
•	Fixed-Income Securities – The market prices of fixed-income securities may fall due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the market value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
•	Foreign Securities – Investing in foreign securities is generally riskier than investing in U.S. securities. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation and accounting standards also may affect the value of these securities.
•	Interest Rate – Interest rates may go up, causing the value of the fund’s investments to decline. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
•	Manager – The Portfolio Construction Manager to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the Portfolio Construction Manager in this process may not produce the desired results. This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
•	Market – The market prices of the fund's securities may go down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.
•	Underlying Funds – Because the fund invests its assets in various underlying funds, its ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. Each of the underlying funds in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying funds' shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying fund will be achieved. To the extent that the fund invests more of its assets in one underlying fund than in another, the fund will have greater exposure to the risks of that underlying fund. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying funds in which it invests.

Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges. Absent any limitation of the fund’s expenses, total returns would be lower. Index returns are since inception of the oldest share class.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

8

Annual Total Returns (calendar years ended December 31) - Class A

	Quarter Ended	Return
Best Quarter:	06/30/2009	18.83%
Worst Quarter:	12/31/2008	-22.63%

Average Annual Total Returns (periods ended December 31, 2011)

	1 Year	5 Years	Since Inception	Inception Date
Class A				03/01/2002
Return before taxes	-11.55%	-3.11%	2.43%
Return after taxes on distributions	-11.71%	-3.35%	2.08%
Return after taxes on distributions and sale of fund shares	-7.31%	-2.63%	2.04%
Class B (Return before taxes only)	-11.60%	-2.84%	2.46%	03/01/2002
Class C (Return before taxes only)	-7.79%	-2.60%	5.32%	11/11/2002
Class I (Return before taxes only)	-5.95%	N/A	5.08%	11/30/2009
Class R (Return before taxes only)	-6.51%	-2.15%	0.34%	06/15/2006
Wilshire 5000® Total Market Index (reflects no deduction for fees, expenses or taxes)	0.60%	0.33%	4.11%

The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.

Management:

Investment Adviser:	Portfolio Construction Manager:
Transamerica Asset Management, Inc.	Morningstar Associates, LLC
Portfolio Construction Team:
Jon Hale, CFA, Co-Portfolio Manager since 2006
Dan McNeela, CFA, Co-Portfolio Manager since 2010
Hal Ratner, Co-Portfolio Manager since 2010
Michael Stout, CFA, Co-Portfolio Manager since 2006

Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamericafunds.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, or overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105. Shares may also be purchased through a financial intermediary. The minimum initial purchase for Class A and C shares is $1,000; the minimum subsequent investment is $50. The minimum initial purchase for payroll deduction and automatic investment plan is $500; the minimum subsequent investment is $50 per monthly fund account investment. The minimum investment for Class I shares is $1,000,000. Class B shares are not available for purchase, including to existing Class B shareholders, except in the limited circumstances described in this prospectus under the section entitled “Shareholder Information – Buying Shares”.

9

Class R shares are intended for purchase by participants in certain retirement plans such as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined-benefit plans and non-qualified deferred compensation plans (eligible retirement plans), and under the following conditions: Class R shares are available only when a plan’s recordkeeper or financial service firm serving as an intermediary has an agreement with Transamerica Funds, and in such eligible retirement plans where Class R shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary). There is no minimum investment for Class R shares.

Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

10

Transamerica Asset Allocation-Moderate Growth Portfolio

Investment Objective: Seeks capital appreciation with current income as a secondary objective.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional and in the “Waivers and/or Reductions of Charges” section on page 146 of the fund’s prospectus and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”

Shareholder Fees (fees paid directly from your investment)
	Class of Shares
	A	B	C	I	R
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	5.00%	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	A	B	C	I	R
Management fees	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution and service (12b-1) fees	0.30%	1.00%	1.00%	None	0.50%
Other expenses	0.17%	0.21%	0.15%	0.16%	0.17%
Acquired fund fees and expenses	0.90%	0.90%	0.90%	0.90%	0.90%
Total annual fund operating expenses[a]	1.47% [b]	2.21%	2.15%	1.16%	1.67%
[a]	Total annual fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.
[b]	Annual fund operating expenses for Class A shares have been restated to reflect a reduction in distribution and service (12b-1) fees on Class A shares.

Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If the shares are redeemed at the end of each period:
Share Class	1 year	3 years	5 years	10 years
A	$ 691	$ 989	$ 1,309	$ 2,211
B	$ 724	$ 991	$ 1,285	$2,357
C	$ 318	$ 673	$ 1,154	$ 2,483
I	$ 118	$ 368	$ 638	$ 1,409
R	$ 170	$ 526	$ 907	$ 1,976
If the shares are not redeemed:
Share Class	1 year	3 years	5 years	10 years
A	$ 691	$ 989	$ 1,309	$ 2,211
B	$ 224	$ 691	$ 1,185	$2,357
C	$ 218	$ 673	$ 1,154	$ 2,483
I	$ 118	$ 368	$ 638	$ 1,409
R	$ 170	$ 526	$ 907	$ 1,976

The Example does not reflect sales charges (loads) on reinvested dividends (and other distributions). If these sales charges (loads) were included, your costs would be higher.

11

Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 35% of the average value of its portfolio.

Principal Investment Strategies: The fund seeks to achieve its investment objective by investing its assets in a broad mix of underlying Transamerica Funds (“underlying funds”).

•	Under normal circumstances, investments in underlying funds are expected to achieve a mix over time of approximately 70% of assets in equities, which may include both stocks and commodity-related securities, and 30% of assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary.
•	Allocation of assets among the underlying funds is based on such things as diversification, general market outlooks, volatility in the equity markets, historical performance, current valuations, and other global economic factors.
•	The fund may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying fund has its own investment objective, principal investment strategies and investment risks. The “Underlying Funds” section of the prospectus lists the underlying funds currently available for investment by the fund, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying funds.

It is not possible to predict the extent to which the fund will be invested in a particular underlying fund at any time. The fund may be a significant shareholder in certain underlying funds.

The Portfolio Construction Manager, Morningstar Associates, LLC, may change the fund's asset allocation and underlying funds at any time without notice to shareholders and without shareholder approval.

Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. There is no assurance the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. You may lose money if you invest in this fund.

•	Asset Allocation – The Portfolio Construction Manager allocates the fund's assets among various underlying funds. These allocations may be unsuccessful in maximizing the fund's return and/or avoiding investment losses, and may cause the fund to underperform other funds with a similar strategy.
•	Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the fund will be subject to the credit risk of the depository institution holding the cash, it will not earn income on the cash and the fund’s yield will go down. To the extent that the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.
•	Commodities – To the extent the fund invests in commodities or instruments whose performance is linked to the price of an underlying commodity or commodity index, the fund will be subject to the risks of investing in commodities, including regulatory, economic and political developments, weather events and natural disasters and market disruptions. The fund's investment exposure to the commodities markets may subject the fund to greater volatility than investments in more traditional securities, such as stocks and bonds. Commodities and commodity-linked investments may be less liquid than other investments. Commodity-linked investments are subject to the credit risks associated with the issuer, and their values may decline substantially if the issuer's creditworthiness deteriorates.
•	Credit – If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the credit quality or value of any underlying assets declines, the value of your investment will decline. Junk bonds have a higher risk of default or are already in default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.

12

•	Currency – The value of the fund’s securities denominated in foreign currencies fluctuates as the rates of exchange between those currencies and the U.S. dollar change. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
•	Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline.
•	Expenses – Your actual costs of investing in the fund may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
•	Extension – If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.
•	Foreign Securities – Investing in foreign securities is generally riskier than investing in U.S. securities. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation and accounting standards also may affect the value of these securities.
•	Interest Rate – Interest rates may go up, causing the value of the fund’s investments to decline. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
•	Liquidity – Some securities held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.
•	Manager – The Portfolio Construction Manager to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the Portfolio Construction Manager in this process may not produce the desired results. This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
•	Market – The market prices of the fund's securities may go down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.
•	Prepayment or Call – Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The fund also may lose any premium it paid on the security.
•	Underlying Funds – Because the fund invests its assets in various underlying funds, its ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. Each of the underlying funds in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying funds' shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying fund will be achieved. To the extent that the fund invests more of its assets in one underlying fund than in another, the fund will have greater exposure to the risks of that underlying fund. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying funds in which it invests.

13

•	U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies. Although the U.S. government has provided financial support to the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac) in the past, there can be no assurance that it will support these or other government sponsored entities in the future.

Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges. Absent any limitation of the fund’s expenses, total returns would be lower.

Index returns are since inception of the oldest share class.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class A

	Quarter Ended	Return
Best Quarter:	06/30/2009	15.57%
Worst Quarter:	12/31/2008	-17.63%

Average Annual Total Returns (periods ended December 31, 2011)

	1 Year	5 Years	Since Inception	Inception Date
Class A				03/01/2002
Return before taxes	-9.68%	-1.12%	3.34%
Return after taxes on distributions	-10.01%	-1.75%	2.68%
Return after taxes on distributions and sale of fund shares	-6.16%	-1.20%	2.61%
Class B (Return before taxes only)	-9.82%	-0.86%	3.37%	03/01/2002
Class C (Return before taxes only)	-6.00%	-0.63%	5.66%	11/11/2002
Class I (Return before taxes only)	-4.13%	N/A	5.00%	11/30/2009
Class R (Return before taxes only)	-4.56%	-0.15%	1.84%	06/15/2006
Wilshire 5000® Total Market Index (reflects no deduction for fees, expenses or taxes)	0.60%	0.33%	4.11%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.84%	6.50%	5.73%

The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.

14

Management:

Investment Adviser:	Portfolio Construction Manager:
Transamerica Asset Management, Inc.	Morningstar Associates, LLC
Portfolio Construction Team:
Jon Hale, CFA, Co-Portfolio Manager since 2006
Dan McNeela, CFA, Co-Portfolio Manager since 2010
Hal Ratner, Co-Portfolio Manager since 2010
Michael Stout, CFA, Co-Portfolio Manager since 2006

Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamericafunds.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, or overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105. Shares may also be purchased through a financial intermediary. The minimum initial purchase for Class A and C shares is $1,000; the minimum subsequent investment is $50. The minimum initial purchase for payroll deduction and automatic investment plan is $500; the minimum subsequent investment is $50 per monthly fund account investment. The minimum investment for Class I shares is $1,000,000. Class B shares are not available for purchase, including to existing Class B shareholders, except in the limited circumstances described in this prospectus under the section entitled “Shareholder Information – Buying Shares”.

Class R shares are intended for purchase by participants in certain retirement plans such as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined-benefit plans and non-qualified deferred compensation plans (eligible retirement plans), and under the following conditions: Class R shares are available only when a plan’s recordkeeper or financial service firm serving as an intermediary has an agreement with Transamerica Funds, and in such eligible retirement plans where Class R shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary). There is no minimum investment for Class R shares.

Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

15

Transamerica Asset Allocation-Moderate Portfolio

Investment Objective: Seeks capital appreciation and current income.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional and in the “Waivers and/or Reductions of Charges” section on page 146 of the fund’s prospectus and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”

Shareholder Fees (fees paid directly from your investment)
	Class of Shares
	A	B	C	I	R
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	5.00%	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	A	B	C	I	R
Management fees	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution and service (12b-1) fees	0.30%	1.00%	1.00%	None	0.50%
Other expenses	0.16%	0.18%	0.12%	0.16%	0.22%
Acquired fund fees and expenses	0.84%	0.84%	0.84%	0.84%	0.84%
Total annual fund operating expenses[a]	1.40% [b]	2.12%	2.06%	1.10%	1.66%
[a]	Total annual fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.
[b]	Annual fund operating expenses for Class A shares have been restated to reflect a reduction in distribution and service (12b-1) fees on Class A shares.

Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If the shares are redeemed at the end of each period:
Share Class	1 year	3 years	5 years	10 years
A	$ 685	$ 969	$ 1,274	$ 2,137
B	$ 715	$ 964	$ 1,239	$2,268
C	$ 309	$ 646	$ 1,108	$ 2,390
I	$ 112	$ 350	$ 606	$ 1,340
R	$ 169	$ 523	$ 902	$ 1,965
If the shares are not redeemed:
Share Class	1 year	3 years	5 years	10 years
A	$ 685	$ 969	$ 1,274	$ 2,137
B	$ 215	$ 664	$ 1,139	$2,268
C	$ 209	$ 646	$ 1,108	$ 2,390
I	$ 112	$ 350	$ 606	$ 1,340
R	$ 169	$ 523	$ 902	$ 1,965

The Example does not reflect sales charges (loads) on reinvested dividends (and other distributions). If these sales charges (loads) were included, your costs would be higher.

16

Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 30% of the average value of its portfolio.

Principal Investment Strategies: The fund seeks to achieve its investment objective by investing its assets in a broad mix of underlying Transamerica Funds (“underlying funds”).

•	Under normal circumstances, investments in underlying funds are expected to achieve a mix over time of approximately 50% of assets in equities, which may include both stocks and commodity-related securities, and 50% of assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary.
•	Allocation of assets among the underlying funds is based on such things as diversification, general market outlooks, historical performance, current valuations, and other global economic factors.
•	The fund may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying fund has its own investment objective, principal investment strategies and investment risks. The “Underlying Funds” section of the prospectus lists the underlying funds currently available for investment by the fund, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying funds.

It is not possible to predict the extent to which the fund will be invested in a particular underlying fund at any time. The fund may be a significant shareholder in certain underlying funds.

The Portfolio Construction Manager, Morningstar Associates, LLC, may change the fund's asset allocation and underlying funds at any time without notice to shareholders and without shareholder approval.

Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. There is no assurance the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. You may lose money if you invest in this fund.

•	Asset Allocation – The Portfolio Construction Manager allocates the fund's assets among various underlying funds. These allocations may be unsuccessful in maximizing the fund's return and/or avoiding investment losses, and may cause the fund to underperform other funds with a similar strategy.
•	Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the fund will be subject to the credit risk of the depository institution holding the cash, it will not earn income on the cash and the fund’s yield will go down. To the extent that the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.
•	Commodities – To the extent the fund invests in commodities or instruments whose performance is linked to the price of an underlying commodity or commodity index, the fund will be subject to the risks of investing in commodities, including regulatory, economic and political developments, weather events and natural disasters and market disruptions. The fund's investment exposure to the commodities markets may subject the fund to greater volatility than investments in more traditional securities, such as stocks and bonds. Commodities and commodity-linked investments may be less liquid than other investments. Commodity-linked investments are subject to the credit risks associated with the issuer, and their values may decline substantially if the issuer's creditworthiness deteriorates.
•	Credit – If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the credit quality or value of any underlying assets declines, the value of your investment will decline. Junk bonds have a higher risk of default or are already in default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.

17

•	Currency – The value of the fund’s securities denominated in foreign currencies fluctuates as the rates of exchange between those currencies and the U.S. dollar change. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
•	Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline.
•	Expenses – Your actual costs of investing in the fund may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
•	Extension – If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.
•	Foreign Securities – Investing in foreign securities is generally riskier than investing in U.S. securities. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation and accounting standards also may affect the value of these securities.
•	Interest Rate – Interest rates may go up, causing the value of the fund’s investments to decline. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
•	Liquidity – Some securities held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.
•	Manager – The Portfolio Construction Manager to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the Portfolio Construction Manager in this process may not produce the desired results. This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
•	Market – The market prices of the fund's securities may go down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.
•	Prepayment or Call – Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The fund also may lose any premium it paid on the security.
•	Underlying Funds – Because the fund invests its assets in various underlying funds, its ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. Each of the underlying funds in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying funds' shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying fund will be achieved. To the extent that the fund invests more of its assets in one underlying fund than in another, the fund will have greater exposure to the risks of that underlying fund. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying funds in which it invests.

18

•	U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies. Although the U.S. government has provided financial support to the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac) in the past, there can be no assurance that it will support these or other government sponsored entities in the future.

Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges. Absent any limitation of the fund’s expenses, total returns would be lower.

Index returns are since inception of the oldest share class.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class A

	Quarter Ended	Return
Best Quarter:	06/30/2009	13.29%
Worst Quarter:	12/31/2008	-13.46%

Average Annual Total Returns (periods ended December 31, 2011)

	1 Year	5 Years	Since Inception	Inception Date
Class A				03/01/2002
Return before taxes	-7.05%	0.56%	4.09%
Return after taxes on distributions	-7.63%	-0.40%	3.14%
Return after taxes on distributions and sale of fund shares	-4.49%	0.00%	3.06%
Class B (Return before taxes only)	-7.08%	0.85%	4.13%	03/01/2002
Class C (Return before taxes only)	-3.18%	1.09%	5.95%	11/11/2002
Class I (Return before taxes only)	-1.25%	N/A	5.37%	11/30/2009
Class R (Return before taxes only)	-1.70%	1.51%	3.10%	06/15/2006
Wilshire 5000® Total Market Index (reflects no deduction for fees, expenses or taxes)	0.60%	0.33%	4.11%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.84%	6.50%	5.73%

The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.

19

Management:

Investment Adviser:	Portfolio Construction Manager:
Transamerica Asset Management, Inc.	Morningstar Associates, LLC
Portfolio Construction Team:
Jon Hale, CFA, Co-Portfolio Manager since 2006
Dan McNeela, CFA, Co-Portfolio Manager since 2010
Hal Ratner, Co-Portfolio Manager since 2010
Michael Stout, CFA, Co-Portfolio Manager since 2006

Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamericafunds.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, or overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105. Shares may also be purchased through a financial intermediary. The minimum initial purchase for Class A and C shares is $1,000; the minimum subsequent investment is $50. The minimum initial purchase for payroll deduction and automatic investment plan is $500; the minimum subsequent investment is $50 per monthly fund account investment. The minimum investment for Class I shares is $1,000,000. Class B shares are not available for purchase, including to existing Class B shareholders, except in the limited circumstances described in this prospectus under the section entitled “Shareholder Information – Buying Shares”.

Class R shares are intended for purchase by participants in certain retirement plans such as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined-benefit plans and non-qualified deferred compensation plans (eligible retirement plans), and under the following conditions: Class R shares are available only when a plan’s recordkeeper or financial service firm serving as an intermediary has an agreement with Transamerica Funds, and in such eligible retirement plans where Class R shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary). There is no minimum investment for Class R shares.

Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

20

Transamerica Capital Growth (formerly, Transamerica Morgan Stanley Capital Growth)

Investment Objective: Seeks to maximize long-term growth.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional and in the “Waivers and/or Reductions of Charges” section on page 146 of the fund’s prospectus and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”

Shareholder Fees (fees paid directly from your investment)
	Class of Shares
	A	B	C	I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	5.00%	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	A	B	C	I
Management fees	0.80%	0.80%	0.80%	0.80%
Distribution and service (12b-1) fees	0.30%	1.00%	1.00%	None
Other expenses	0.48%	0.65%	0.40%	0.33%
Recaptured expense[a]	None	None	0.02%	0.03%
All other expenses	0.48%	0.65%	0.38%	0.30%
Total annual fund operating expenses	1.58% [b]	2.45%	2.20%	1.13%
Fee waiver and/or expense reimbursement[a]	0.08%	0.25%	0.00%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.50% [b]	2.20%	2.20%	1.13%
[a]	Contractual arrangements have been made with the fund’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2013, to waive fees and/or reimburse fund expenses to the extent that the fund’s total operating expenses exceed 1.20%, excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. TAM is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized fund operating expenses are less than the cap.
[b]	Annual fund operating expenses for Class A shares have been restated to reflect a reduction in distribution and service (12b-1) fees on Class A shares.

Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If the shares are redeemed at the end of each period:
Share Class	1 year	3 years	5 years	10 years
A	$ 694	$ 1,014	$ 1,356	$ 2,319
B	$ 723	$ 1,040	$ 1,383	$2,552
C	$ 323	$ 688	$ 1,180	$ 2,534
I	$ 115	$ 359	$ 622	$ 1,375
If the shares are not redeemed:
Share Class	1 year	3 years	5 years	10 years
A	$ 694	$ 1,014	$ 1,356	$ 2,319
B	$ 223	$ 740	$ 1,283	$2,552
C	$ 223	$ 688	$ 1,180	$ 2,534
I	$ 115	$ 359	$ 622	$ 1,375

The Example does not reflect sales charges (loads) on reinvested dividends (and other distributions). If these sales charges (loads) were included, your costs would be higher.

21

Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 90% of the average value of its portfolio.

Principal Investment Strategies: The fund’s sub-adviser, Morgan Stanley Investment Management Inc. (the “sub-adviser”), under normal circumstances, seeks long-term capital growth by investing primarily in established and emerging companies with capitalizations within the range of companies included in the Russell 1000® Growth Index1, which as of December 31, 2011 was between $107.3 million and $385.6 billion. Under normal market conditions, the sub-adviser generally intends to focus on companies with market capitalization of $10 billion or more.

The fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts, swaps and structured investments, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks. In determining compliance with any percentage limitation or requirement regarding the use or investment of fund assets, the fund will take into account derivative or synthetic instruments or other positions that, in the judgment of the sub-adviser, have economic characteristics similar to the applicable category of investments.

The fund may invest up to 10% of its total assets in real estate investment trusts (“REITs”).

The fund may invest up to 25% of its total assets in securities of foreign issuers, including issuers located in emerging market or developing countries. The sub-adviser considers an issuer to be from a particular country if (i) its principal securities trading market is in that country; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in that country; or (iii) it is organized under the laws of, or has a principal office in that country. By applying these tests, it is possible that a particular company could be deemed to be from more than one country. The securities in which the fund may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars. The fund may invest in privately placed securities.

The sub-adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The sub-adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward. The sub-adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The fund may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.

1 Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. There is no assurance the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. You may lose money if you invest in this fund.

•	Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the fund will be subject to the credit risk of the depository institution holding the cash, it will not earn income on the cash and the fund’s yield will go down. To the extent that the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.
•	Currency – The value of the fund’s securities denominated in foreign currencies fluctuates as the rates of exchange between those currencies and the U.S. dollar change. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
•	Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. The fund may also have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. The fund's investments in derivative instruments may involve a small investment

22

relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.
•	Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
•	Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline.
•	Expenses – Your actual costs of investing in the fund may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
•	Foreign Securities – Investing in foreign securities is generally riskier than investing in U.S. securities. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation and accounting standards also may affect the value of these securities.
•	Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to larger price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
•	Industry Concentration – The fund concentrates its investments in a specific industry. Concentration in a particular industry subjects the fund to the risks associated with that industry. As a result, the fund may be subject to greater price volatility and risk of loss as a result of adverse economic, business or other developments affecting that industry than funds investing in a broader range of industries.
•	Manager – The sub-adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the sub-adviser in this process may not produce the desired results. This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
•	Market – The market prices of the fund's securities may go down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.
•	Portfolio Selection – The value of your investment may decrease if the sub-adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates is incorrect.
•	REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own

23

expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. REITs are subject to a number of highly technical tax-related rules and requirements; and the failure to qualify as a REIT could result in corporate-level taxation, significantly reducing the return on an investment to the fund.
•	Rule 144A and Privately Placed Securities – Rule 144A permits certain qualified institutional buyers, such as the fund, to trade in privately placed securities that have not been registered for sale to the public. Rule 144A and other privately placed securities may be deemed illiquid, and the fund might be unable to dispose of such securities promptly or at reasonable prices.
•	Structured Instruments – The fund may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued. Structured instruments may behave in ways not anticipated by the fund, or they may not receive tax, accounting or regulatory treatment anticipated by the fund.

Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges. Absent any limitation of the fund’s expenses, total returns would be lower. Index returns are since inception of the oldest share class.

The fund acquired the assets and assumed the liabilities of Transamerica Premier Focus Fund (the “predecessor fund”) on November 13, 2009, and the predecessor fund was the accounting and performance survivor of the reorganization. This means that the predecessor fund’s performance and financial history were adopted by the fund. The inception date of the predecessor fund was June 30, 1997. The performance shown in the bar chart for Class A shares prior to the reorganization is the performance of the predecessor fund restated to reflect the current expenses of Class A shares of the fund. The performance shown in the table is for one year and since the date of the reorganization.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Prior to March 22, 2011, the fund was named Transamerica Focus, had a different sub-adviser and used different investment strategies. The performance set forth prior to that date is attributable to a previous sub-adviser.

Annual Total Returns (calendar years ended December 31) - Class A

	Quarter Ended	Return
Best Quarter:	09/30/2010	20.04%
Worst Quarter:	06/30/2002	-24.02%

24

Average Annual Total Returns (periods ended December 31, 2011)

	1 Year	Since Inception	Inception Date
Class A			11/13/2009
Return before taxes	-10.88%	7.32%
Return after taxes on distributions	-11.31%	7.06%
Return after taxes on distributions and sale of fund shares	-6.54%	6.24%
Class B (Return before taxes only)	-10.84%	8.24%	11/13/2009
Class C (Return before taxes only)	-7.23%	9.49%	11/13/2009
Class I (Return before taxes only)	-5.26%	11.52%	11/30/2009
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	2.64%	10.40%

The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.

Management:

Investment Adviser:	Sub-Adviser:
Transamerica Asset Management, Inc.	Morgan Stanley Investment Management Inc.
Portfolio Managers:
Dennis P. Lynch, Lead Portfolio Manager since 2011
David S. Cohen, Portfolio Manager since 2011
Sam G. Chainani, CFA, Portfolio Manager since 2011
Alexander T. Norton, Portfolio Manager since 2011
Jason C. Yeung, CFA, Portfolio Manager since 2011
Armistead B. Nash, Portfolio Manager since 2011

Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamericafunds.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, or overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105. Shares may also be purchased through a financial intermediary. The minimum initial purchase for Class A and C shares is $1,000; the minimum subsequent investment is $50. The minimum initial purchase for payroll deduction and automatic investment plan is $500; the minimum subsequent investment is $50 per monthly fund account investment. The minimum investment for Class I shares is $1,000,000. Class B shares are not available for purchase, including to existing Class B shareholders, except in the limited circumstances described in this prospectus under the section entitled “Shareholder Information – Buying Shares”.

Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

25

Transamerica Diversified Equity (formerly, Transamerica WMC Diversified Equity)

Investment Objective: Seeks to maximize long-term growth.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional and in the “Waivers and/or Reductions of Charges” section on page 146 of the fund’s prospectus and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”

Shareholder Fees (fees paid directly from your investment)
	Class of Shares
	A	B	C	I	T
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	8.50%
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	5.00%	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	A	B	C	I	T
Management fees	0.72%	0.72%	0.72%	0.72%	0.72%
Distribution and service (12b-1) fees	0.30%	1.00%	1.00%	None	None
Other expenses	0.59%	0.58%	0.53%	0.45%	0.21% [a]
Recaptured expense[b]	None	None	None	0.02%	None
All other expenses	0.59%	0.58%	0.53%	0.43%	0.21%
Total annual fund operating expenses	1.61% [c]	2.30%	2.25%	1.17%	0.93%
Fee waiver and/or expense reimbursement[b]	0.14%	0.13%	0.08%	0.00%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.47% [c]	2.17%	2.17%	1.17%	0.93%
[a]	Other expenses are based on estimates for the current fiscal year.
[b]	Contractual arrangements have been made with the fund’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2013, to waive fees and/or reimburse fund expenses to the extent that the fund’s total operating expenses exceed 1.17%, excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. TAM is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized fund operating expenses are less than the cap.
[c]	Annual fund operating expenses for Class A shares have been restated to reflect a reduction in distribution and service (12b-1) fees on Class A shares.

Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If the shares are redeemed at the end of each period:
Share Class	1 year	3 years	5 years	10 years
A	$ 691	$ 1,017	$ 1,365	$ 2,345
B	$ 720	$ 1,006	$ 1,318	$2,453
C	$ 320	$ 696	$ 1,198	$ 2,579
I	$ 119	$ 372	$ 644	$ 1,420
T	$ 937	$ 1,121	$ 1,321	$ 1,896
If the shares are not redeemed:
Share Class	1 year	3 years	5 years	10 years
A	$ 691	$ 1,017	$ 1,365	$ 2,345
B	$ 220	$ 706	$ 1,218	$2,453
C	$ 220	$ 696	$ 1,198	$ 2,579

26

If the shares are not redeemed:
Share Class	1 year	3 years	5 years	10 years
I	$ 119	$ 372	$ 644	$ 1,420
T	$ 937	$ 1,121	$ 1,321	$ 1,896

The Example does not reflect sales charges (loads) on reinvested dividends (and other distributions). If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 141% of the average value of its portfolio.

Principal Investment Strategies: The fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in domestic equity securities. The fund invests primarily in common stocks of growth-oriented companies. Each stock is evaluated and ranked on a consistent set of growth, valuation, and quality criteria and the fund will seek to build a portfolio with companies that have attractive growth, quality and valuation attributes.

The fund's sub-adviser, Wellington Management Company, LLP (the “sub-adviser”), uses what is sometimes referred to as a “bottom-up” approach, which is the use of fundamental analysis to identify specific securities within industries or sectors for purchase or sale. A “bottom-up” approach is looking at individual companies against the context of broader market factors.

The sub-adviser continually monitors every company in the fund's portfolio for fundamental attractiveness. The fund typically sells an investment when the investment achieves its anticipated potential, the company begins to show deteriorating relative fundamentals or alternative investments become sufficiently more attractive.

Consistent with the fund's objective and other policies, the fund may invest up to 20% of its total assets in foreign securities. The fund may also invest up to 20% of its total assets in American Depositary Receipts, American Depositary Shares or U.S. dollar denominated securities of foreign issuers.

The fund may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. There is no assurance the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. You may lose money if you invest in this fund.

•	Active Trading – The fund is actively managed and may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would be subject to tax at ordinary income tax rates upon distribution.
•	Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the fund will be subject to the credit risk of the depository institution holding the cash, it will not earn income on the cash and the fund’s yield will go down. To the extent that the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.
•	Currency – The value of the fund’s securities denominated in foreign currencies fluctuates as the rates of exchange between those currencies and the U.S. dollar change. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
•	Depositary Receipts – Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the

27

value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
•	Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline.
•	Expenses – Your actual costs of investing in the fund may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
•	Foreign Securities – Investing in foreign securities is generally riskier than investing in U.S. securities. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation and accounting standards also may affect the value of these securities.
•	Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to larger price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
•	Manager – The sub-adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the sub-adviser in this process may not produce the desired results. This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
•	Market – The market prices of the fund's securities may go down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.
•	Portfolio Selection – The value of your investment may decrease if the sub-adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates is incorrect.
•	Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.

Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges. Absent any limitation of the fund’s expenses, total returns would be lower. Index returns are since inception of the oldest share class.

28

On November 13, 2009, the fund acquired the assets and assumed the liabilities of two Transamerica Funds and two Transamerica Premier Funds, including Transamerica Premier Diversified Equity Fund (the “predecessor fund”), and the predecessor fund was the accounting and performance survivor of the reorganizations. This means that the predecessor fund’s performance and financial history were adopted by the fund. The inception date of the predecessor fund was April 1, 1998. Class A shares were first issued after the reorganization. The performance shown in the bar chart for Class A shares prior to the reorganization is the performance of the predecessor fund restated to reflect the current expenses of Class A shares of the fund. The performance shown in the table is for one year and since the date of the reorganization.

Class T shares were first issued on February 10, 2012. Although Class T shares would have similar annual returns to Class A, Class B, Class C and Class I shares because the classes are invested in the same portfolio of securities, the returns for Class A, Class B, Class C and Class I shares will vary from Class T shares to the extent that the classes do not have the same expenses. Performance information for Class T shares will be included after the share class has been in operation for one complete calendar year.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Prior to March 22, 2011, the fund had a different sub-adviser, a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to a previous sub-adviser.

Annual Total Returns (calendar years ended December 31) - Class A

	Quarter Ended	Return
Best Quarter:	06/30/2009	20.58%
Worst Quarter:	12/31/2008	-24.48%

Average Annual Total Returns (periods ended December 31, 2011)

	1 Year	Since Inception	Inception Date
Class A			11/13/2009
Return before taxes	-12.76%	2.65%
Return after taxes on distributions	-14.64%	1.52%
Return after taxes on distributions and sale of fund shares	-5.88%	2.24%
Class B (Return before taxes only)	-12.15%	3.48%	11/13/2009
Class C (Return before taxes only)	-8.96%	4.75%	11/13/2009
Class I (Return before taxes only)	-7.29%	6.77%	11/30/2009
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	2.64%	10.40%

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.

29

Management:

Investment Adviser:	Sub-Adviser:
Transamerica Asset Management, Inc.	Wellington Management Company, LLP
Portfolio Manager:
Paul E. Marrkand, CFA, Portfolio Manager since 2011

Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamericafunds.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, or overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105. Shares may also be purchased through a financial intermediary. The minimum initial purchase for Class A and C shares is $1,000; the minimum subsequent investment is $50. The minimum initial purchase for payroll deduction and automatic investment plan is $500; the minimum subsequent investment is $50 per monthly fund account investment. The minimum investment for Class I shares is $1,000,000. Class B shares are not available for purchase, including to existing Class B shareholders, except in the limited circumstances described in this prospectus under the section entitled “Shareholder Information – Buying Shares”. Class T shares are not available to new investors; only existing Class T shareholders may purchase additional Class T shares.

Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

30

Transamerica Emerging Markets Debt (formerly, Transamerica Logan Circle Emerging

Markets Debt)

Investment Objective: Seeks to generate a high total return through a combination of capital appreciation and income.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional and in the “Waivers and/or Reductions of Charges” section on page 146 of the fund’s prospectus and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”

Shareholder Fees (fees paid directly from your investment)
	Class of Shares
	A	C	I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	A	C	I
Management fees	0.60%	0.60%	0.60%
Distribution and service (12b-1) fees	0.30%	1.00%	None
Other expenses[a]	0.33%	0.25%	0.23%
Total annual fund operating expenses	1.23% [b]	1.85%	0.83%
[a]	Other expenses are based on estimates for the current fiscal year.
[b]	Annual fund operating expenses for Class A shares have been restated to reflect a reduction in distribution and service (12b-1) fees on Class A shares.

Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If the shares are redeemed at the end of each period:
Share Class	1 year	3 years
A	$ 594	$ 847
C	$ 288	$ 582
I	$ 85	$ 265
If the shares are not redeemed:
Share Class	1 year	3 years
A	$ 594	$ 847
C	$ 188	$ 582
I	$ 85	$ 265

The Example does not reflect sales charges (loads) on reinvested dividends (and other distributions). If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

For the period beginning August 31, 2011 and ending October 31, 2011, the portfolio turnover rate for the fund was 31% of the average value of its portfolio.

Principal Investment Strategies: Under normal circumstances, the fund’s sub-adviser, Logan Circle Partners, LP (the “sub-adviser”), invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in

31

debt securities of issuers located in emerging markets countries. Emerging markets countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. Emerging markets countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. The fund normally invests primarily in fixed-income securities of government and government-related issuers and corporate issuers in emerging markets countries.

The sub-adviser seeks to identify companies in developing countries that are believed to be undervalued and have attractive or improving fundamentals. The sub-adviser analyzes the global economic environment and its impact on emerging markets. The fund will normally invest its assets in local currency and hard currency (such as U.S. dollars) emerging markets sovereign and corporate debt issues. The fund’s U.S. dollar denominated sovereign exposure should range between 30% and 100% and corporate exposure between 30% and 70%, and the fund’s local currency sovereign and corporate exposures should range between 5% and 40%. The fund’s developed markets exposure will normally range between 0% and 10%. Generally, less than 10% of the fund’s assets will be invested in cash and cash equivalents.

The fund’s holdings may range in maturity from overnight to 30 years or more and will not be subject to any minimum credit rating standard. The fund may invest in debt securities that are rated below investment grade (commonly known as “junk bonds”), including defaulted securities. The sub-adviser does not expect defaulted securities to represent more than 5% of the fund’s portfolio at any one time. The sub-adviser may, when or if available, use certain strategies, including the use of derivatives, to seek to protect the fund from what are believed to be overvalued currencies or to take advantage of what are believed to be undervalued currencies. The sub-adviser generally considers selling a security when it determines that the holding no longer satisfies its investment criteria.

The fund may invest in capital securities, which are hybrid securities that combine the characteristics of bonds and preferred stocks. The fund may invest in such securities in order to take advantage of the mispricing of subordinated risk within the marketplace. The sub-adviser does not expect that capital securities will represent more than 5% of the fund’s assets at any one time.

The fund may also invest up to 25% of its assets in cross currency hedges, which involve the sale of one currency against the positive exposure to a different currency. Cross currency hedges may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies.

The fund may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.

The fund is non-diversified.

Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. There is no assurance the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. You may lose money if you invest in this fund.

•	Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the fund will be subject to the credit risk of the depository institution holding the cash, it will not earn income on the cash and the fund’s yield will go down. To the extent that the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.
•	Credit – If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the credit quality or value of any underlying assets declines, the value of your investment will decline. Junk bonds have a higher risk of default or are already in default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
•	Currency – The value of the fund’s securities denominated in foreign currencies fluctuates as the rates of exchange between those currencies and the U.S. dollar change. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

32

•	Currency Hedging – The fund may hedge its currency risk using currency futures, forwards or options. However, these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging instrument.
•	Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. The fund may also have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. The fund's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.
•	Distressed or Defaulted Securities – Investments in defaulted securities and obligations of distressed issuers, including securities that are, or may be, involved in reorganizations or other financial restructurings, either out of court or in bankruptcy, involve substantial risks and are considered speculative. The fund may suffer significant losses if the reorganization or restructuring is not completed as anticipated. The fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. Repayment of defaulted securities and obligations of distressed issuers is subject to significant uncertainties.
•	Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
•	Expenses – Your actual costs of investing in the fund may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
•	Extension – If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.
•	Foreign Securities – Investing in foreign securities is generally riskier than investing in U.S. securities. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation and accounting standards also may affect the value of these securities.
•	High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk bonds,” are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.
•	Interest Rate – Interest rates may go up, causing the value of the fund’s investments to decline. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
•	Liquidity – Some securities held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.
•	Manager – The sub-adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the sub-adviser in this process may not produce the desired results. This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
•	Market – The market prices of the fund's securities may go down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged

33

and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.
•	Non-Diversification – The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in fewer issuers, the fund will be more susceptible to negative events affecting those issuers.
•	Portfolio Selection – The value of your investment may decrease if the sub-adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates is incorrect.
•	Prepayment or Call – Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The fund also may lose any premium it paid on the security.
•	Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
•	Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.

Performance: No performance is shown for the fund. Performance information will appear in a future version of this prospectus once the fund has a full calendar year of performance information to report to investors.

Management:

Investment Adviser:	Sub-Adviser:
Transamerica Asset Management, Inc.	Logan Circle Partners, LP
Portfolio Managers:
Todd Howard, CFA, Portfolio Manager since 2011
Scott Moses, CFA, Portfolio Manager since 2011

Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamericafunds.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, or overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105. Shares may also be purchased through a financial intermediary. The minimum initial purchase for Class A and C shares is $1,000; the minimum subsequent investment is $50. The minimum initial purchase for payroll deduction and automatic investment plan is $500; the minimum subsequent investment is $50 per monthly fund account investment. The minimum investment for Class I shares is $1,000,000.

Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

34

Transamerica Flexible Income (formerly, Transamerica AEGON Flexible Income)

Investment Objective: Seeks to provide high total return through a combination of current income and capital appreciation.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional and in the “Waivers and/or Reductions of Charges” section on page 146 of the fund’s prospectus and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”

Shareholder Fees (fees paid directly from your investment)
	Class of Shares
	A	B	C	I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	5.00%	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	A	B	C	I
Management fees	0.47%	0.47%	0.47%	0.47%
Distribution and service (12b-1) fees	0.30%	1.00%	1.00%	None
Other expenses	0.25%	0.35%	0.21%	0.22%
Total annual fund operating expenses	1.02% [a]	1.82%	1.68%	0.69%
Fee waiver and/or expense reimbursement	0.05% [b]	0.00%	0.00%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.97% [a]	1.82%	1.68%	0.69%
[a]	Annual fund operating expenses for Class A shares have been restated to reflect a reduction in distribution and service (12b-1) fees on Class A shares.
[b]	The fund’s investment adviser, Transamerica Asset Management, Inc., has contractually agreed, through March 1, 2013, to waive 0.05% of the 0.30% 12b-1 fee for Class A shares.

Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If the shares are redeemed at the end of each period:
Share Class	1 year	3 years	5 years	10 years
A	$ 569	$ 780	$ 1,007	$ 1,659
B	$ 685	$ 873	$ 1,085	$1,927
C	$ 271	$ 530	$ 913	$ 1,987
I	$ 70	$ 221	$ 384	$ 859
If the shares are not redeemed:
Share Class	1 year	3 years	5 years	10 years
A	$ 569	$ 780	$ 1,007	$ 1,659
B	$ 185	$ 573	$ 985	$1,927
C	$ 171	$ 530	$ 913	$ 1,987
I	$ 70	$ 221	$ 384	$ 859

The Example does not reflect sales charges (loads) on reinvested dividends (and other distributions). If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

35

During the most recent fiscal year, the portfolio turnover rate for the fund was 42% of the average value of its portfolio.

Principal Investment Strategies: The fund’s sub-adviser, AEGON USA Investment Management, LLC (the “sub-adviser”), invests, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in fixed-income securities, including U.S. Government and foreign government bonds and notes (including emerging markets), mortgage-backed, commercial mortgage-backed, and asset-backed securities (including collateralized mortgage obligations), corporate bonds of issuers in the U.S. and foreign countries (including emerging markets), convertible bonds and other convertible securities, bank loans and loan participations, structured notes, and preferred securities.

Under normal circumstances, at least 50% of the value of the fund’s assets will be invested in (a) debt securities which have a rating within the four highest grades as determined by Moody’s Investors Services, Inc. (“Moody’s”) (“Aaa, Aa, A or Baa”) or Standard & Poor’s Corporation (“S&P”) (“AAA, AA, A or BBB”); (b) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; (c) commercial paper rated Prime, Prime-1 or Prime-2 by NCO/Moody’s Commercial Paper Division, Moody’s or A-1 or A-2 by S&P; or (d) cash or cash equivalents. Up to 50% of the value of the fund’s assets may be invested in other debt securities which are not rated by Moody’s or S&P or, if so rated, are not within the grades or ratings referred to above (commonly known as “junk bonds”). The fund may invest up to 20% of its total assets in equity securities, such as common stocks, rights, warrants or preferred stock. The fund may invest in securities of any maturity and does not have a target average duration.

The fund may engage in options and futures transactions, foreign currency transactions, and swap transactions. Instead of investing directly in particular securities, the fund may use instruments such as derivatives, including credit default swaps and futures contracts, and synthetic instruments that are intended to provide economic exposure to the securities or the issuer. The fund may use one or more types of these instruments without limit. These instruments are taken into account when determining compliance with the fund’s 80% policy.

The fund may use short-term trading as a means of managing its portfolio to achieve its investment objectives.

By virtue of short-term trading, the fund may engage in greater buying and selling activity than investment companies which are not permitted to employ such a policy in seeking their investment objectives. Such activity can result in greater costs of operation than is the case with other investment companies, and risks of loss in portfolio value could be greater. Accordingly, an investment in fund shares may be more speculative than an investment in shares of an investment company which cannot engage in short-term trading.

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. There is no assurance the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. You may lose money if you invest in this fund.

•	Active Trading – The fund is actively managed and may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would be subject to tax at ordinary income tax rates upon distribution.
•	Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the fund will be subject to the credit risk of the depository institution holding the cash, it will not earn income on the cash and the fund’s yield will go down. To the extent that the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.
•	Convertible Securities – Convertible securities share investment characteristics of both fixed income and equity securities. However, the value of these securities tends to vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also tends to exhibit greater volatility than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

36

•	Credit – If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the credit quality or value of any underlying assets declines, the value of your investment will decline. Junk bonds have a higher risk of default or are already in default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
•	Currency – The value of the fund’s securities denominated in foreign currencies fluctuates as the rates of exchange between those currencies and the U.S. dollar change. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
•	Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. The fund may also have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. The fund's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.
•	Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
•	Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline.
•	Expenses – Your actual costs of investing in the fund may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
•	Extension – If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.
•	Foreign Securities – Investing in foreign securities is generally riskier than investing in U.S. securities. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation and accounting standards also may affect the value of these securities.
•	High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk bonds,” are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.
•	Interest Rate – Interest rates may go up, causing the value of the fund’s investments to decline. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
•	Liquidity – Some securities held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.

37

•	Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, the fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan. The fund's investments in loans are also subject to prepayment or call risk.
•	Manager – The sub-adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the sub-adviser in this process may not produce the desired results. This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
•	Market – The market prices of the fund's securities may go down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.
•	Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
•	Portfolio Selection – The value of your investment may decrease if the sub-adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates is incorrect.
•	Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
•	Prepayment or Call – Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The fund also may lose any premium it paid on the security.
•	Structured Instruments – The fund may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments are a type of derivative instrument and

38

the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued. Structured instruments may behave in ways not anticipated by the fund, or they may not receive tax, accounting or regulatory treatment anticipated by the fund.
•	U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies. Although the U.S. government has provided financial support to the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac) in the past, there can be no assurance that it will support these or other government sponsored entities in the future.
•	Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.
•	Warrants and Rights – Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company, and cease to have value if not exercised prior to the expiration date.

Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges. Absent any limitation of the fund’s expenses, total returns would be lower. In the “10 Years or Since Inception” column of the table, returns are shown for ten years or since inception of the class, whichever is less. Index returns are shown for ten years.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class A

	Quarter Ended	Return
Best Quarter:	06/30/2009	12.36%
Worst Quarter:	12/31/2008	-12.66%

39

Average Annual Total Returns (periods ended December 31, 2011)

	1 Year	5 Years	10 Years or Since Inception	Inception Date
Class A				06/29/1987
Return before taxes	-1.31%	3.39%	4.31%
Return after taxes on distributions	-3.17%	1.38%	2.39%
Return after taxes on distributions and sale of fund shares	-0.85%	1.68%	2.55%
Class B (Return before taxes only)	-2.21%	3.46%	4.26%	10/01/1995
Class C (Return before taxes only)	1.95%	3.72%	3.74%	11/11/2002
Class I (Return before taxes only)	3.92%	N/A	8.46%	11/30/2009
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.84%	6.50%	5.78%

The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.

Management:

Investment Adviser:	Sub-Adviser:
Transamerica Asset Management, Inc.	AEGON USA Investment Management, LLC
Portfolio Managers:
Brian W. Westhoff, CFA, Portfolio Manager since 2005
Greg Haendel, CFA, Portfolio Manager since 2008
Bradley J. Beman, CFA, Portfolio Manager since 2011
David Halfpap, CFA, Portfolio Manager since 2011
Rick Perry, CFA, Portfolio Manager since 2011
Jim Schaeffer, Portfolio Manager since 2011

Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamericafunds.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, or overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105. Shares may also be purchased through a financial intermediary. The minimum initial purchase for Class A and C shares is $1,000; the minimum subsequent investment is $50. The minimum initial purchase for payroll deduction and automatic investment plan is $500; the minimum subsequent investment is $50 per monthly fund account investment. The minimum investment for Class I shares is $1,000,000. Class B shares are not available for purchase, including to existing Class B shareholders, except in the limited circumstances described in this prospectus under the section entitled “Shareholder Information – Buying Shares”.

Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

40

Transamerica Growth Opportunities (formerly, Transamerica Morgan Stanley Growth

Opportunities)

Investment Objective: Seeks capital appreciation.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional and in the “Waivers and/or Reductions of Charges” section on page 146 of the fund’s prospectus and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”

Shareholder Fees (fees paid directly from your investment)
	Class of Shares
	A	B	C	I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	5.00%	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	A	B	C	I
Management fees	0.78%	0.78%	0.78%	0.78%
Distribution and service (12b-1) fees	0.30%	1.00%	1.00%	None
Other expenses	0.62%	0.62%	0.62%	0.30%
Recaptured expense[a]	0.11%	0.11%	0.12%	0.01%
All other expenses	0.51%	0.51%	0.50%	0.29%
Total annual fund operating expenses	1.70% [b]	2.40%	2.40%	1.08%
[a]	Contractual arrangements have been made with the fund’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2013, to waive fees and/or reimburse fund expenses to the extent that the fund’s total operating expenses exceed 1.40%, excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. TAM is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized fund operating expenses are less than the cap.
[b]	Annual fund operating expenses for Class A shares have been restated to reflect a reduction in distribution and service (12b-1) fees on Class A shares.

Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If the shares are redeemed at the end of each period:
Share Class	1 year	3 years	5 years	10 years
A	$ 713	$ 1,056	$ 1,422	$ 2,448
B	$ 743	$ 1,048	$ 1,380	$2,563
C	$ 343	$ 748	$ 1,280	$ 2,736
I	$ 110	$ 343	$ 595	$ 1,317
If the shares are not redeemed:
Share Class	1 year	3 years	5 years	10 years
A	$ 713	$ 1,056	$ 1,422	$ 2,448
B	$ 243	$ 748	$ 1,280	$2,563
C	$ 243	$ 748	$ 1,280	$ 2,736
I	$ 110	$ 343	$ 595	$ 1,317

The Example does not reflect sales charges (loads) on reinvested dividends (and other distributions). If these sales charges (loads) were included, your costs would be higher.

41

Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 125% of the average value of its portfolio.

Principal Investment Strategies: The fund’s sub-adviser, Morgan Stanley Investment Management Inc. (the “sub-adviser”), under normal circumstances, invests at least 80% of the fund’s assets in common stocks of mid cap companies. The sub-adviser seeks long-term capital growth by investing primarily in established and emerging companies with capitalizations within the range of companies included in the Russell Midcap® Growth Index1, which as of December 31, 2011 was between $107.3 million and $19.3 billion.

The sub-adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The sub-adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward. The sub-adviser generally considers selling an investment when it determines the investment no longer satisfies its investment criteria.

The fund may also invest in common stocks and other equity securities of small- and large-sized companies, as well as preferred stocks, rights and warrants, and debt securities. The fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts, swaps, structured instruments and forward foreign currency exchange contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks. Derivative instruments used by the fund will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

The sub-adviser may invest up to 25% of the fund’s assets in securities of foreign companies, including emerging market securities. The sub-adviser considers an issuer to be from a particular country if (i) its principal securities trading market is in that country; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in that country; or (iii) it is organized under the laws of, or has a principal office in, that country. By applying these tests, it is possible that a particular company could be deemed to be from more than one country. The securities in which the fund may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars.

The fund may invest in privately placed securities. The fund may also invest up to 10% of its assets in real estate investment trusts (“REITs”).

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.

1 Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. There is no assurance the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. You may lose money if you invest in this fund.

•	Active Trading – The fund is actively managed and may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would be subject to tax at ordinary income tax rates upon distribution.
•	Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the fund will be subject to the credit risk of the depository institution holding the cash, it will not earn income on the cash and the fund’s yield will go down. To the extent that the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.
•	Convertible Securities – Convertible securities share investment characteristics of both fixed income and equity securities. However, the value of these securities tends to vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also tends to exhibit greater volatility than

42

the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
•	Currency – The value of the fund’s securities denominated in foreign currencies fluctuates as the rates of exchange between those currencies and the U.S. dollar change. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
•	Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. The fund may also have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. The fund's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.
•	Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
•	Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline.
•	Expenses – Your actual costs of investing in the fund may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
•	Fixed-Income Securities – The market prices of fixed-income securities may fall due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the market value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
•	Foreign Securities – Investing in foreign securities is generally riskier than investing in U.S. securities. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation and accounting standards also may affect the value of these securities.
•	Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to larger price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
•	Manager – The sub-adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the sub-adviser in this process may not produce the desired results. This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
•	Market – The market prices of the fund's securities may go down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or

43

conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.
•	Portfolio Selection – The value of your investment may decrease if the sub-adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates is incorrect.
•	Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
•	REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. REITs are subject to a number of highly technical tax-related rules and requirements; and the failure to qualify as a REIT could result in corporate-level taxation, significantly reducing the return on an investment to the fund.
•	Rule 144A and Privately Placed Securities – Rule 144A permits certain qualified institutional buyers, such as the fund, to trade in privately placed securities that have not been registered for sale to the public. Rule 144A and other privately placed securities may be deemed illiquid, and the fund might be unable to dispose of such securities promptly or at reasonable prices.
•	Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
•	Structured Instruments – The fund may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued. Structured instruments may behave in ways not anticipated by the fund, or they may not receive tax, accounting or regulatory treatment anticipated by the fund.
•	Warrants and Rights – Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company, and cease to have value if not exercised prior to the expiration date.

Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges. Absent any limitation of the fund’s expenses, total returns would be lower. In the “10 Years or Since Inception” column of the table, returns are shown for ten years or since inception of the class, whichever is less. Index returns are shown for ten years.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

44

Prior to March 22, 2011, the fund had a different sub-adviser, a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to a previous sub-adviser.

Annual Total Returns (calendar years ended December 31) - Class A

	Quarter Ended	Return
Best Quarter:	06/30/2009	20.38%
Worst Quarter:	12/31/2008	-23.89%

Average Annual Total Returns (periods ended December 31, 2011)

	1 Year	5 Years	10 Years or Since Inception	Inception Date
Class A				03/01/2000
Return before taxes	-14.64%	2.21%	5.63%
Return after taxes on distributions	-17.52%	1.51%	5.27%
Return after taxes on distributions and sale of fund shares	-5.77%	1.88%	4.93%
Class B (Return before taxes only)	-13.72%	2.52%	5.59%	03/01/2000
Class C (Return before taxes only)	-10.98%	2.71%	7.94%	11/11/2002
Class I (Return before taxes only)	-9.08%	N/A	14.06%	11/30/2009
Russell Midcap® Growth Index (reflects no deduction for fees, expenses or taxes)	-1.65%	2.44%	5.29%

The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.

Management:

Investment Adviser:	Sub-Adviser:
Transamerica Asset Management, Inc.	Morgan Stanley Investment Management Inc.
Portfolio Managers:
Dennis P. Lynch, Lead Portfolio Manager since 2011
David S. Cohen, Portfolio Manager since 2011
Sam G. Chainani, CFA, Portfolio Manager since 2011
Alexander T. Norton, Portfolio Manager since 2011
Jason C. Yeung, CFA, Portfolio Manager since 2011
Armistead B. Nash, Portfolio Manager since 2011

Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamericafunds.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, or overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105. Shares may also be purchased through a financial intermediary. The minimum initial purchase for Class A and C shares is $1,000; the minimum subsequent investment is $50. The

45

minimum initial purchase for payroll deduction and automatic investment plan is $500; the minimum subsequent investment is $50 per monthly fund account investment. The minimum investment for Class I shares is $1,000,000. Class B shares are not available for purchase, including to existing Class B shareholders, except in the limited circumstances described in this prospectus under the section entitled “Shareholder Information – Buying Shares”.

Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

46

Transamerica High Yield Bond (formerly, Transamerica AEGON High Yield Bond)

Investment Objective: Seeks a high level of current income by investing in high-yield debt securities.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional and in the “Waivers and/or Reductions of Charges” section on page 146 of the fund’s prospectus and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”

Shareholder Fees (fees paid directly from your investment)
	Class of Shares
	A	B	C	I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	5.00%	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	A	B	C	I
Management fees	0.58%	0.58%	0.58%	0.58%
Distribution and service (12b-1) fees	0.30%	1.00%	1.00%	None
Other expenses	0.24%	0.26%	0.18%	0.20%
Total annual fund operating expenses[a]	1.12%	1.84%	1.76%	0.78%
[a]	Annual fund operating expenses for Class A shares have been restated to reflect the termination of a fee waiver in effect during the fiscal year ended October 31, 2011 and a reduction in distribution and service fees (12b-1) on Class A shares. Total annual fund operating expenses for other share classes have been restated to reflect the termination of a fee waiver in effect during the fiscal year ended October 31, 2011.

Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If the shares are redeemed at the end of each period:
Share Class	1 year	3 years	5 years	10 years
A	$ 584	$ 814	$ 1,063	$ 1,773
B	$687	$879	$1,096	$1,970
C	$ 279	$ 554	$ 954	$ 2,073
I	$ 80	$ 249	$ 433	$ 966
If the shares are not redeemed:
Share Class	1 year	3 years	5 years	10 years
A	$ 584	$ 814	$ 1,063	$ 1,773
B	$187	$579	$ 996	$1,970
C	$ 179	$ 554	$ 954	$ 2,073
I	$ 80	$ 249	$ 433	$ 966

The Example does not reflect sales charges (loads) on reinvested dividends (and other distributions). If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 93% of the average value of its portfolio.

47

Principal Investment Strategies: The fund’s sub-adviser, AEGON USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in high-yield/high-risk bonds (commonly known as “junk bonds”).

Junk bonds are high risk debt securities rated in medium or lower rating categories or determined by the sub-adviser to be of comparable quality. The sub-adviser’s strategy is to seek to achieve yields as high as possible while seeking to manage risk. The sub-adviser uses a “top-down/bottom-up” approach in managing the fund’s assets. The “top-down” approach is to adjust the risk profile of the fund. The sub-adviser analyzes four factors that affect the movement of the fixed-income bond prices which include: economic indicators; technical indicators that are specific to the high-yield market; investor sentiment and valuation. Analysis of these factors assists the sub-adviser in its decision regarding the fund’s portfolio allocations. In a “top-down” approach, the sub-adviser looks at broad market factors and chooses certain sectors or industries within the market, based on those factors. It then looks at individual companies within those sectors or industries.

The sub-adviser has developed a proprietary credit model that is the foundation of its “bottom-up” analysis. The model tracks historical cash flow numbers and calculates credit financial ratios. Because high-yield companies are of higher financial risk, The sub-adviser does a thorough credit analysis of all companies in the fund’s portfolio, as well as all potential acquisitions. A “bottom-up” approach is looking at individual companies against the context of broader market factors.

The sub-adviser may sell fund securities when it determines there are changes in economic indicators, technical indicators or valuation.

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. There is no assurance the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. You may lose money if you invest in this fund.

•	Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the fund will be subject to the credit risk of the depository institution holding the cash, it will not earn income on the cash and the fund’s yield will go down. To the extent that the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.
•	Credit – If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the credit quality or value of any underlying assets declines, the value of your investment will decline. Junk bonds have a higher risk of default or are already in default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
•	Expenses – Your actual costs of investing in the fund may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
•	Extension – If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.
•	Foreign Securities – Investing in foreign securities is generally riskier than investing in U.S. securities. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation and accounting standards also may affect the value of these securities.
•	High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk bonds,” are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the

48

issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.
•	Interest Rate – Interest rates may go up, causing the value of the fund’s investments to decline. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
•	Liquidity – Some securities held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.
•	Manager – The sub-adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the sub-adviser in this process may not produce the desired results. This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
•	Market – The market prices of the fund's securities may go down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.
•	Portfolio Selection – The value of your investment may decrease if the sub-adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates is incorrect.
•	Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
•	Prepayment or Call – Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The fund also may lose any premium it paid on the security.
•	Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.

Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges. Absent any limitation of the fund’s expenses, total returns would be lower. In the “10 Years or Since Inception” column of the table, returns are shown for ten years or since inception of the class, whichever is less. Index returns are shown for ten years.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

49

Annual Total Returns (calendar years ended December 31) - Class A

	Quarter Ended	Return
Best Quarter:	06/30/2009	22.80%
Worst Quarter:	12/31/2008	-16.73%

Average Annual Total Returns (periods ended December 31, 2011)

	1 Year	5 Years	10 Years or Since Inception	Inception Date
Class A				06/14/1985
Return before taxes	-0.97%	5.83%	6.63%
Return after taxes on distributions	-3.16%	3.06%	4.01%
Return after taxes on distributions and sale of fund shares	-0.63%	3.27%	4.05%
Class B (Return before taxes only)	-1.65%	5.95%	6.56%	10/01/1995
Class C (Return before taxes only)	2.39%	6.17%	7.69%	11/11/2002
Class I (Return before taxes only)	4.33%	N/A	9.97%	11/30/2009
Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index (reflects no deduction for fees, expenses or taxes)	4.96%	7.74%	8.96%

The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.

Management:

Investment Adviser:	Sub-Adviser:
Transamerica Asset Management, Inc.	AEGON USA Investment Management, LLC
Portfolio Managers:
Bradley J. Beman, CFA, Lead Portfolio Manager since 1997
Kevin Bakker, CFA, Portfolio Manager since 2007
Benjamin D. Miller, CFA, Portfolio Manager since 2006
Jim Schaeffer, Portfolio Manager since 2011

Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamericafunds.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, or overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105. Shares may also be purchased through a financial intermediary. The minimum initial purchase for Class A and C shares is $1,000; the minimum subsequent investment is $50. The minimum initial purchase for payroll deduction and automatic investment plan is $500; the minimum subsequent investment is $50 per monthly fund account investment. The minimum investment for Class I shares is $1,000,000. Class B shares are not available for purchase, including to existing Class B shareholders, except in the limited circumstances described in this prospectus under the section entitled “Shareholder Information – Buying Shares”.

50

Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

51

Transamerica International Bond (formerly, Transamerica JPMorgan International Bond)

Investment Objective: Seeks high total return by investing in high-quality, non-dollar denominated government and corporate debt securities of foreign issuers.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional and in the “Waivers and/or Reductions of Charges” section on page 146 of the fund’s prospectus and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”

Shareholder Fees (fees paid directly from your investment)
	Class of Shares
	A	C	I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	A	C	I
Management fees	0.52%	0.52%	0.52%
Distribution and service (12b-1) fees	0.30%	1.00%	None
Other expenses[a]	0.30%	0.32%	0.25%
Total annual fund operating expenses	1.12%	1.84%	0.77%
Fee waiver and/or expense reimbursement[b]	0.07%	0.09%	0.02%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.05%	1.75%	0.75%
[a]	Other expenses are based on estimates for the current fiscal year.
[b]	Contractual arrangements have been made with the fund’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2013, to waive fees and/or reimburse fund expenses to the extent that the fund’s total operating expenses exceed 0.75%, excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. TAM is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized fund operating expenses are less than the cap.

Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If the shares are redeemed at the end of each period:
Share Class	1 year	3 years
A	$ 577	$ 807
C	$ 278	$ 570
I	$ 77	$ 244
If the shares are not redeemed:
Share Class	1 year	3 years
A	$ 577	$ 807
C	$ 178	$ 570
I	$ 77	$ 244
The Example does not reflect sales charges (loads) on reinvested dividends (and other distributions). If these sales charges (loads) were included, your costs would be higher.

52

Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 98% of the average value of its portfolio.

Principal Investment Strategies: The fund’s sub-adviser, J.P. Morgan Investment Management Inc. (the “sub-adviser”), invests, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in high-quality bonds with outstanding maturities of at least one year. A bond is deemed to be “high-quality” if it has a rating of AA- or higher from Standard & Poor’s Corporation (“S&P”) or Aa3 or higher from Moody’s Investors Services, Inc. (“Moody’s”) (or is an unrated security determined to be of comparable quality by the sub-adviser). Normally, the fund invests primarily in government and corporate debt securities of issuers that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The fund may also invest up to 10% of its assets in emerging markets debt securities.

The sub-adviser determines whether to buy and sell securities for the fund by using a combination of fundamental research and bond and currency valuation models. Generally, the fund will purchase only bonds denominated in foreign currencies. The fund generally limits its use of hedging strategies that may minimize the effect of currency fluctuations. However, the fund may hedge up to 25% of its total assets in U.S. dollars when the portfolio manager considers the dollar to be attractive relative to foreign currencies. The fund may also invest in options, futures contracts, options on futures contracts, and swap agreements, provided that such investments are keeping with the fund’s investment objective.

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.

This fund is non-diversified.

Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. There is no assurance the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. You may lose money if you invest in this fund.

•	Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the fund will be subject to the credit risk of the depository institution holding the cash, it will not earn income on the cash and the fund’s yield will go down. To the extent that the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.
•	Credit – If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the credit quality or value of any underlying assets declines, the value of your investment will decline. Junk bonds have a higher risk of default or are already in default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
•	Currency – The value of the fund’s securities denominated in foreign currencies fluctuates as the rates of exchange between those currencies and the U.S. dollar change. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
•	Currency Hedging – The fund may hedge its currency risk using currency futures, forwards or options. However, these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging instrument.
•	Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. The fund may also have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. The fund's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those

53

instruments. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.
•	Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
•	Expenses – Your actual costs of investing in the fund may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
•	Extension – If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.
•	Focused Investing – To the extent the fund invests in one or more countries, regions, sectors or industries, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries or issuers. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
•	Foreign Securities – Investing in foreign securities is generally riskier than investing in U.S. securities. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation and accounting standards also may affect the value of these securities.
•	Interest Rate – Interest rates may go up, causing the value of the fund’s investments to decline. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
•	Liquidity – Some securities held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.
•	Manager – The sub-adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the sub-adviser in this process may not produce the desired results. This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
•	Market – The market prices of the fund's securities may go down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.
•	Non-Diversification – The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in fewer issuers, the fund will be more susceptible to negative events affecting those issuers.
•	Portfolio Selection – The value of your investment may decrease if the sub-adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates is incorrect.

54

•	Prepayment or Call – Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The fund also may lose any premium it paid on the security.
•	Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.

Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance. Absent any limitation of the fund’s expenses, total returns would be lower. Index returns are since inception of the oldest share class.

Class A, Class C and Class I shares were first issued on March 1, 2012. The past performance shown is for Class I2 shares, which are not available through this prospectus. Although Class A, Class C and Class I shares would have similar annual returns to Class I2 shares because the classes are invested in the same portfolio of securities, the returns for Class A, Class C and Class I shares would be lower than Class I2 shares because of the lower expenses paid by Class I2 shares and because Class I2 shares, unlike Class A and Class C shares, are not subject to sales charges. Performance information for Class A, Class C and Class I shares will be included after the share classes have been in operation for one complete calendar year.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class I2

	Quarter Ended	Return
Best Quarter:	03/31/2008	10.63%
Worst Quarter:	03/31/2009	-6.18%

Average Annual Total Returns (periods ended December 31, 2011)

	1 Year	5 Years	Since Inception	Inception Date
Class I2				12/06/2005
Return before taxes	5.02%	6.84%	6.94%
Return after taxes on distributions	1.49%	4.39%	4.72%
Return after taxes on distributions and sale of fund shares	3.39%	4.48%	4.71%
JPMorgan Government Bond Index (GBI) ex-U.S. unhedged (reflects no deduction for fees, expenses or taxes)	5.89%	7.82%	7.81%

The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

55

Management:

Investment Adviser:	Sub-Adviser:
Transamerica Asset Management, Inc.	J.P. Morgan Investment Management Inc.
Portfolio Manager:
Jon B. Jonsson, Portfolio Manager since 2005

Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamericafunds.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, or overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105. Shares may also be purchased through a financial intermediary. The minimum initial purchase for Class A and C shares is $1,000; the minimum subsequent investment is $50. The minimum initial purchase for payroll deduction and automatic investment plan is $500; the minimum subsequent investment is $50 per monthly fund account investment. The minimum investment for Class I shares is $1,000,000.

Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

56

Transamerica International Equity (formerly, Transamerica TS&W International Equity)

Investment Objective: Seeks maximum long-term total return, consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of primarily non-U.S. issuers.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional and in the “Waivers and/or Reductions of Charges” section on page 146 of the fund’s prospectus and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”

Shareholder Fees (fees paid directly from your investment)
	Class of Shares
	A	C	I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	A	C	I
Management fees	0.80%	0.80%	0.80%
Distribution and service (12b-1) fees	0.30%	1.00%	None
Other expenses	0.37%	0.34%	0.41%
Total annual fund operating expenses	1.47% [a]	2.14%	1.21% [b]
Fee waiver and/or expense reimbursement[c]	0.02%	0.00%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.45% [a]	2.14%	1.21% [b]
[a]	Annual fund operating expenses for Class A shares have been restated to reflect a reduction in distribution and service (12b-1) fees on Class A shares.
[b]	Annual fund operating expenses for Class I shares have been restated to reflect current contractual advisory fees.
[c]	Contractual arrangements have been made with the fund’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2013, to waive fees and/or reimburse fund expenses to the extent that the fund’s total operating expenses exceed 1.15%, excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. TAM is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized fund operating expenses are less than the cap.

Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If the shares are redeemed at the end of each period:
Share Class	1 year	3 years	5 years	10 years
A	$ 689	$ 987	$ 1,307	$ 2,209
C	$ 317	$ 670	$ 1,149	$ 2,472
I	$ 123	$ 384	$ 665	$ 1,466
If the shares are not redeemed:
Share Class	1 year	3 years	5 years	10 years
A	$ 689	$ 987	$ 1,307	$ 2,209
C	$ 217	$ 670	$ 1,149	$ 2,472
I	$ 123	$ 384	$ 665	$ 1,466

The Example does not reflect sales charges (loads) on reinvested dividends (and other distributions). If these sales charges (loads) were included, your costs would be higher.

57

Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

For the period beginning February 28, 2011 and ending October 31, 2011, the portfolio turnover rate for the fund was 16% of the average value of its portfolio.

Principal Investment Strategies: Under normal circumstances, the fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of foreign companies representing at least three countries other than the United States. The fund’s sub-adviser, Thompson, Siegel & Walmsley LLC (the “sub-adviser”), currently anticipates investing in at least 12 countries other than the United States. The sub-adviser will emphasize established companies in individual foreign markets and will attempt to stress companies and markets that it believes are undervalued. The fund expects capital growth to be the predominant component of its total return.

Generally, the fund will invest primarily in common stocks of established companies listed on foreign securities exchanges, but it may also invest in securities traded over-the-counter. Although the fund will emphasize larger, more seasoned or established companies, it may invest in companies of varying size as measured by assets, sales or market capitalization. The fund will invest primarily in securities of companies domiciled in developed countries, but may invest up to 10% of its assets in securities of companies in developing countries. It is expected that investments will be diversified throughout the world and within markets in an effort to minimize specific country and currency risks.

The sub-adviser employs a relative value process utilizing a combination of quantitative and qualitative methods based on a four-factor valuation screen designed to outperform the Morgan Stanley Capital International EAFE Index. The sub-adviser’s analysts also perform rigorous fundamental analysis. A portfolio composed of 80-100 stocks is selected as a result of this process. The sub-adviser generally limits its investment universe to those companies with a minimum of three years of operating history. The sub-adviser employs a consistent sell discipline which includes a significant negative earnings revision, a stock being sold when the catalyst is no longer valid or another stock presents a more attractive opportunity.

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. There is no assurance the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. You may lose money if you invest in this fund.

•	Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the fund will be subject to the credit risk of the depository institution holding the cash, it will not earn income on the cash and the fund’s yield will go down. To the extent that the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.
•	Currency – The value of the fund’s securities denominated in foreign currencies fluctuates as the rates of exchange between those currencies and the U.S. dollar change. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
•	Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. The fund may also have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. The fund's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

58

•	Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
•	Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline.
•	Expenses – Your actual costs of investing in the fund may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
•	Focused Investing – To the extent the fund invests in one or more countries, regions, sectors or industries, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries or issuers. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
•	Foreign Securities – Investing in foreign securities is generally riskier than investing in U.S. securities. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation and accounting standards also may affect the value of these securities.
•	Liquidity – Some securities held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.
•	Manager – The sub-adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the sub-adviser in this process may not produce the desired results. This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
•	Market – The market prices of the fund's securities may go down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.
•	Portfolio Selection – The value of your investment may decrease if the sub-adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates is incorrect.
•	Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.

59

•	Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance. Absent any limitation of the fund’s expenses, total returns would be lower. Index returns are for 10 years.

The fund acquired the assets and assumed the liabilities of TS&W International Equity Portfolio (the “predecessor fund”) on February 28, 2011, and the predecessor fund is the accounting and performance survivor of the reorganization. This means that the predecessor fund’s performance and financial history have been adopted by the fund. (The predecessor fund acquired the assets and assumed the historical performance of another fund on June 24, 2002. The performance shown prior to that date represents the performance of that fund.) In the reorganization, former shareholders of the predecessor fund received Class I shares of the fund. The performance of Class I shares of the fund includes the performance of the predecessor fund prior to the reorganization. The performance of the predecessor fund has not been restated to reflect the current annual operating expenses of Class I shares.

Class A and Class C shares were first issued on March 1, 2011. Although Class A and Class C shares would have similar annual returns to Class I shares because the classes are invested in the same portfolio of securities, the returns for Class A and Class C shares would be lower than Class I shares because of the lower expenses paid by Class I shares and because Class I shares are not subject to sales charges. Performance information for Class A and Class C shares will be included after the share classes have been in operation for one complete calendar year. The inception date shown in the table is that of the predecessor fund.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class I

	Quarter Ended	Return
Best Quarter:	06/30/2009	24.59%
Worst Quarter:	09/30/2002	-21.31%

Average Annual Total Returns (periods ended December 31, 2011)

	1 Year	5 Years	10 Years	Inception Date
Class I				12/18/1992
Return before taxes	-8.59%	-2.72%	4.49%
Return after taxes on distributions	-8.96%	-3.64%	3.71%
Return after taxes on distributions and sale of fund shares	-5.10%	-2.55%	3.74%
Morgan Stanley Capital International Europe, Australasia, Far East Index (reflects no deduction for fees, expenses or taxes)	-11.73%	-4.26%	5.12%

The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

60

Management:

Investment Adviser:	Sub-Adviser:
Transamerica Asset Management, Inc.	Thompson, Siegel & Walmsley LLC
Portfolio Manager:
Brandon H. Harrell, CFA, Portfolio Manager since 2011

Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamericafunds.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, or overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105. Shares may also be purchased through a financial intermediary. The minimum initial purchase for Class A and C shares is $1,000; the minimum subsequent investment is $50. The minimum initial purchase for payroll deduction and automatic investment plan is $500; the minimum subsequent investment is $50 per monthly fund account investment. The minimum investment for Class I shares is $1,000,000.

Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

61

Transamerica Money Market (formerly, Transamerica AEGON Money Market)

Investment Objective: Seeks maximum current income from money market securities consistent with liquidity and preservation of principal.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional and in the “Waivers and/or Reductions of Charges” section on page 146 of the fund’s prospectus and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”

Shareholder Fees (fees paid directly from your investment)
	Class of Shares
	A	B	C	I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	5.00%	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	A	B	C	I
Management fees	0.40%	0.40%	0.40%	0.40%
Distribution and service (12b-1) fees	0.30%	1.00%	1.00%	None
Other expenses	0.51%	0.49%	0.33%	3.20%
Total annual fund operating expenses	1.21% [a]	1.89%	1.73%	3.60%
Fee waiver and/or expense reimbursement[b]	0.43%	0.41%	0.25%	3.12%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.78% [a]	1.48%	1.48%	0.48%
[a]	Annual fund operating expenses for Class A shares have been restated to reflect a reduction in distribution and service (12b-1) fees on Class A shares.
[b]	Contractual arrangements have been made with the fund’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2013, to waive fees and/or reimburse fund expenses to the extent that the fund’s total operating expenses exceed 0.48%, excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. TAM is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized fund operating expenses are less than the cap.

Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If the shares are redeemed at the end of each period:
Share Class	1 year	3 years	5 years	10 years
A	$ 80	$ 342	$ 624	$ 1,428
B	$ 651	$ 854	$ 1,083	$2,000
C	$ 251	$ 521	$ 915	$ 2,020
I	$ 49	$ 812	$ 1,597	$ 3,657
If the shares are not redeemed:
Share Class	1 year	3 years	5 years	10 years
A	$ 80	$ 342	$ 624	$ 1,428
B	$ 151	$ 554	$ 983	$2,000
C	$ 151	$ 521	$ 915	$ 2,020
I	$ 49	$ 812	$ 1,597	$ 3,657

The Example does not reflect sales charges (loads) on reinvested dividends (and other distributions). If these sales charges (loads) were included, your costs would be higher.

62

Principal Investment Strategies: The fund’s sub-adviser, AEGON USA Investment Management, LLC (the “sub-adviser”), invests the fund’s assets in the following high quality, short-term U.S. dollar-denominated money market instruments:

•	short-term corporate obligations, including commercial paper, notes and bonds
•	obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities
•	obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks
•	repurchase agreements involving any of the securities mentioned above

Bank obligations purchased for the fund are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the fund are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the fund must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations.

As a money market fund, the fund tries to maintain a share price of $1.00, and must follow strict rules as to the credit quality, diversification, liquidity and maturity of its investments. Each security, at the time of purchase by the fund, has been determined by the sub-adviser to present minimal credit risk. Where required by these rules, the fund’s sub-adviser or Board will decide whether the security should be held or sold in the event of credit downgrades or certain other events occurring after purchase.

Principal Risks: An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

In addition, you should be aware that there have been a very small number of money market funds in other fund complexes that, in the past, have failed to pay investors $1.00 per share for their investment in those funds (this is referred to as “breaking the buck”), and any money market fund may do so in the future. You should also be aware that TAM and its affiliates are under no obligation to provide financial support to the fund or take other measures to ensure that you receive $1.00 per share for your investment in the fund. You should not invest in the fund with the expectation that any such action will be taken.

There is no assurance that the fund will meet its investment objective. The fund could underperform short-term debt instruments or other money market funds, or you could lose money, as a result of risks (in alphabetical order) such as:

•	Bank Obligations – To the extent the fund invests in U.S. bank obligations, the fund will be more susceptible to adverse events affecting the U.S. banking industry. Banks are sensitive to changes in money market and general economic conditions. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability.
•	Credit – An issuer or obligor of a security held by the fund or a counterparty to a financial contract with the fund may default or its credit may be downgraded, or the value of assets underlying a security may decline.
•	Expenses – Your actual costs of investing in the fund may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
•	Foreign Securities – Investing in foreign securities is generally riskier than investing in U.S. securities. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation and accounting standards also may affect the value of these securities.
•	Interest Rate – The interest rates on short-term obligations held in the fund will vary, rising or falling with short-term interest rates generally. The fund's yield will tend to lag behind general changes in interest rates. The ability of the fund's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.
•	Liquidity – Some securities held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.
•	Manager – The sub-adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the sub-adviser in this process may not produce the desired results.

63

•	Market – There may be changes in interest rates, lack of liquidity or other disruptions in the bond markets or other adverse market events and conditions. The financial crisis that began in 2008 has had a significant adverse effect on the financial markets. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support the financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.
•	Portfolio Selection – The sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates, may be incorrect.
•	Redemption – The fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets, and that could affect the fund’s ability to maintain a $1.00 share price. Redemption risk is greater to the extent that the fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. The redemption by one or more large shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund. In addition, the fund may suspend redemptions when permitted by applicable regulations.
•	Repurchase Agreements – If the other party to a repurchase agreement defaults on its obligation, the fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the fund could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the fund's ability to dispose of the underlying securities may be restricted.
•	U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies. Although the U.S. government has provided financial support to the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac) in the past, there can be no assurance that it will support these or other government sponsored entities in the future.
•	Yield – The amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the fund’s expenses could absorb all or a significant portion of the fund’s income. If interest rates increase, the fund’s yield may not increase proportionately. For example, TAM or its affiliates may discontinue any temporary voluntary fee limitation or recoup amounts previously waived or reimbursed. In addition, the recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on yields.

Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows the fund’s average annual total returns for different periods. Absent any limitation of the fund’s expenses, total returns would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class A

64

7-DAY YIELD

(as of December 31, 2011)

Class A = 0.01%

	Quarter Ended	Return
Best Quarter:	09/30/2007	1.15%
Worst Quarter:	06/30/2009	0.00%

Average Annual Total Returns (periods ended December 31, 2011)

Return before taxes	1 Year	5 Years	Since Inception	Inception Date
Class A	0.00%	1.30%	1.50%	03/01/2002
Class B	0.00%	1.03%	1.15%	03/01/2002
Class C	0.00%	1.03%	1.21%	11/11/2002
Class I	0.02%	N/A	0.02%	11/30/2009

Actual returns may depend on the investor’s individual tax situation and may differ from those shown.

Call customer service (1-888-233-4339) for the current 7-day yield.

Management:

Investment Adviser:	Sub-Adviser:
Transamerica Asset Management, Inc.	AEGON USA Investment Management, LLC

Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamericafunds.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, or overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105. Shares may also be purchased through a financial intermediary. The minimum initial purchase for Class A and C shares is $1,000; the minimum subsequent investment is $50. The minimum initial purchase for payroll deduction and automatic investment plan is $500; the minimum subsequent investment is $50 per monthly fund account investment. The minimum investment for Class I shares is $1,000,000. Class B shares are not available for purchase, including to existing Class B shareholders, except in the limited circumstances described in this prospectus under the section entitled “Shareholder Information – Buying Shares”.

Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

65

Transamerica Multi-Managed Balanced

Investment Objective: Seeks to provide a high total investment return through investments in a broadly diversified portfolio of stocks, bonds and money market instruments.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional and in the “Waivers and/or Reductions of Charges” section on page 146 of the fund’s prospectus and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”

Shareholder Fees (fees paid directly from your investment)
	Class of Shares
	A	B	C	I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	5.00%	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	A	B	C	I
Management fees	0.75%	0.75%	0.75%	0.75%
Distribution and service (12b-1) fees	0.30%	1.00%	1.00%	None
Other expenses	0.39%	0.57%	0.30%	0.26%
Recaptured expense[a]	None	None	None	0.01%
All other expenses	0.39%	0.57%	0.30%	0.25%
Total annual fund operating expenses[b]	1.44%	2.32%	2.05%	1.01%
[a]	Contractual arrangements have been made with the fund’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2013, to waive fees and/or reimburse fund expenses to the extent that the fund’s total operating expenses exceed 1.45%, excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. TAM is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized fund operating expenses are less than the cap.
[b]	Annual fund operating expenses for Class A shares have been restated to reflect the termination of a fee waiver in effect during the fiscal year ended October 31, 2011 and a reduction in distribution and service fees (12b-1) on Class A shares. Total annual fund operating expenses for other share classes have been restated to reflect the termination of a fee waiver in effect during the fiscal year ended October 31, 2011.

Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If the shares are redeemed at the end of each period:
Share Class	1 year	3 years	5 years	10 years
A	$ 689	$ 980	$ 1,294	$ 2,179
B	$ 735	$ 1,024	$ 1,340	$2,436
C	$ 308	$ 643	$ 1,103	$ 2,379
I	$ 103	$ 322	$ 558	$ 1,236
If the shares are not redeemed:
Share Class	1 year	3 years	5 years	10 years
A	$ 689	$ 980	$ 1,294	$ 2,179
B	$ 235	$ 724	$ 1,240	$2,436
C	$ 208	$ 643	$ 1,103	$ 2,379
I	$ 103	$ 322	$ 558	$ 1,236

The Example does not reflect sales charges (loads) on reinvested dividends (and other distributions). If these sales charges (loads) were included, your costs would be higher.

66

Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 263% of the average value of its portfolio.

Principal Investment Strategies: The fund has two sub-advisers. J.P. Morgan Investment Management Inc. (the “equity sub-adviser”) manages the equity component of the fund and BlackRock Financial Management, Inc. (the “fixed-income sub-adviser”) manages the fixed-income component of the fund.

The fund varies the percentage of assets invested in any one type of security in accordance with its sub-advisers’ interpretation of economic and market conditions, fiscal and monetary policy, and underlying securities values. Generally, the fund invests approximately 60% of its assets in equity securities and 40% of its assets in fixed-income and money market securities (investing at least 25% of its assets in fixed-income senior securities, including debt securities and preferred stocks). The fund’s investment adviser, Transamerica Asset Management, Inc., monitors the allocation of the fund’s assets between the equity sub-adviser and the fixed-income sub-adviser and rebalances the allocation periodically to maintain these approximate allocations.

•	Equity component – The equity sub-adviser seeks to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the equity component’s net assets in equity securities of large- and medium-capitalization U.S. companies. The fund may invest in foreign companies. The equity sub-adviser will normally keep the equity component as fully invested in equity securities as practicable. Industry by industry, the fund’s weightings are generally similar to those of the Standard & Poor’s 500® Index (“S&P 500 Index”). The equity sub-adviser normally does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500 Index.
•	Fixed income component – The fixed income component of the fund is normally invested primarily in investment grade debt securities and U.S. government obligations, mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities and mortgage-backed securities without government guarantees. Its dollar-weighted average effective maturity generally is between five and fifteen years (and does not exceed thirty years). The fund may also invest in U.S. Treasury and agency securities, municipal bonds, corporate bonds, asset-backed securities (including collateralized loan obligations, collateralized bond obligations and collateralized debt obligations), high quality, short-term obligations and repurchase agreements, and in securities of foreign issuers. The fund may invest in securities that are denominated in U.S. dollars and in foreign currencies. Up to 20% of the fixed income component may be invested in any or all of non-dollar securities, high yield debt securities (commonly known as “junk bonds”) and emerging market securities.

The fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate, total return and credit default swaps. These investment strategies may be employed to attempt to alter investment characteristics of the fund’s portfolio (including to attempt to mitigate risk of loss in some fashion, or “hedge”), but they also may be used to generate income.

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market securities. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. There is no assurance the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. You may lose money if you invest in this fund.

•	Active Trading – The fund is actively managed and may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would be subject to tax at ordinary income tax rates upon distribution.
•	Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the fund will be subject to the credit risk of the depository institution holding the cash, it will not earn income on the cash and the fund’s yield will go down. To the extent that the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.

67

•	Credit – If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the credit quality or value of any underlying assets declines, the value of your investment will decline. Junk bonds have a higher risk of default or are already in default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
•	Currency – The value of the fund’s securities denominated in foreign currencies fluctuates as the rates of exchange between those currencies and the U.S. dollar change. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
•	Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. The fund may also have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. The fund's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.
•	Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
•	Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline.
•	Expenses – Your actual costs of investing in the fund may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
•	Extension – If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.
•	Focused Investing – To the extent the fund invests in one or more countries, regions, sectors or industries, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries or issuers. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
•	Foreign Securities – Investing in foreign securities is generally riskier than investing in U.S. securities. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation and accounting standards also may affect the value of these securities.
•	Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to larger price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
•	High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk bonds,” are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the

68

issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.
•	Interest Rate – Interest rates may go up, causing the value of the fund’s investments to decline. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
•	Liquidity – Some securities held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.
•	Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, the fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan. The fund's investments in loans are also subject to prepayment or call risk.
•	Manager – The sub-adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the sub-adviser in this process may not produce the desired results. This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
•	Market – The market prices of the fund's securities may go down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.
•	Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
•	Portfolio Selection – The value of your investment may decrease if the sub-adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates is incorrect.

69

•	Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
•	Prepayment or Call – Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The fund also may lose any premium it paid on the security.
•	Repurchase Agreements – If the other party to a repurchase agreement defaults on its obligation, the fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the fund could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the fund's ability to dispose of the underlying securities may be restricted.
•	Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
•	U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies. Although the U.S. government has provided financial support to the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac) in the past, there can be no assurance that it will support these or other government sponsored entities in the future.
•	Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.
•	Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges. Absent any limitation of the fund’s expenses, total returns would be lower.

In the “10 Years or Since Inception” column of the table, returns are shown for ten years or since inception of the class, whichever is less. Index returns are shown for ten years.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Prior to May 28, 2004, the fund had a different sub-adviser, a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to a previous sub-adviser.

Prior to March 22, 2011, the fund was named Transamerica Balanced, had a different sub-adviser, a different investment objective and used different investment strategies. The performance set forth for the period between May 28, 2004 and March 21, 2011 is attributable to a previous sub-adviser.

70

Annual Total Returns (calendar years ended December 31) - Class A

	Quarter Ended	Return
Best Quarter:	06/30/2009	13.89%
Worst Quarter:	12/31/2008	-16.46%

Average Annual Total Returns (periods ended December 31, 2011)

	1 Year	5 Years	10 Years or Since Inception	Inception Date
Class A				12/02/1994
Return before taxes	-2.39%	3.15%	4.48%
Return after taxes on distributions	-4.84%	2.02%	3.75%
Return after taxes on distributions and sale of fund shares	0.91%	2.39%	3.64%
Class B (Return before taxes only)	-1.97%	3.42%	4.54%	10/01/1995
Class C (Return before taxes only)	1.91%	3.75%	5.77%	11/11/2002
Class I (Return before taxes only)	3.78%	N/A	14.32%	11/30/2009
Standard & Poor's 500® Index (reflects no deduction for fees, expenses or taxes)	2.11%	-0.25%	2.92%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.84%	6.50%	5.78%

The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.

Management:

Investment Adviser:	Sub-Adviser:
Transamerica Asset Management, Inc.	BlackRock Financial Management, Inc.
Portfolio Managers:
Matthew Marra, Portfolio Manager since 2011
Eric Pellicciaro, Portfolio Manager since 2011
Rick Rieder, Portfolio Manager since 2011
Bob Miller, Portfolio Manager since 2011
Sub-Adviser:
J.P. Morgan Investment Management Inc.
Portfolio Managers:
Scott Blasdell, CFA, Portfolio Manager since 2011
Terance Chen, CFA, Portfolio Manager since 2011
Raffaele Zingone, CFA, Portfolio Manager since 2011

71

Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamericafunds.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, or overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105. Shares may also be purchased through a financial intermediary. The minimum initial purchase for Class A and C shares is $1,000; the minimum subsequent investment is $50. The minimum initial purchase for payroll deduction and automatic investment plan is $500; the minimum subsequent investment is $50 per monthly fund account investment. The minimum investment for Class I shares is $1,000,000. Class B shares are not available for purchase, including to existing Class B shareholders, except in the limited circumstances described in this prospectus under the section entitled “Shareholder Information – Buying Shares”.

Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

72

Transamerica Multi-Manager Alternative Strategies Portfolio

Investment Objective: Seeks long-term capital appreciation.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional and in the “Waivers and/or Reductions of Charges” section on page 146 of the fund’s prospectus and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”

Shareholder Fees (fees paid directly from your investment)
	Class of Shares
	A	C	I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	A	C	I
Management fees	0.20%	0.20%	0.20%
Distribution and service (12b-1) fees	0.30%	1.00%	None
Other expenses	0.21%	0.22%	0.20%
Acquired fund fees and expenses	1.36%	1.36%	1.36%
Total annual fund operating expenses[a]	2.07% [b]	2.78%	1.76%
[a]	Total annual fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.
[b]	Annual fund operating expenses for Class A shares have been restated to reflect a reduction in distribution and service (12b-1) fees on Class A shares.

Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If the shares are redeemed at the end of each period:
Share Class	1 year	3 years	5 years	10 years
A	$ 748	$ 1,163	$ 1,602	$ 2,818
C	$ 381	$ 862	$ 1,469	$ 3,109
I	$ 179	$ 554	$ 954	$ 2,073
If the shares are not redeemed:
Share Class	1 year	3 years	5 years	10 years
A	$ 748	$ 1,163	$ 1,602	$ 2,818
C	$ 281	$ 862	$ 1,469	$ 3,109
I	$ 179	$ 554	$ 954	$ 2,073

The Example does not reflect sales charges (loads) on reinvested dividends (and other distributions). If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 31% of the average value of its portfolio.

Principal Investment Strategies: The fund seeks to achieve its investment objective by investing its assets in a combination of underlying Transamerica Funds (“underlying funds”).

73

•	Under normal circumstances, the fund expects to invest primarily in underlying funds that use alternative investment strategies or invest in alternative asset classes, including but not limited to:
•	Long-short and market-neutral strategies;
•	Bear-market strategies;
•	Tactical investment strategies (bond and/or equity);
•	Merger arbitrage;
•	Foreign currency trading strategies;
•	Real estate strategies;
•	Managed futures strategies;
•	Commodities and/or natural resources and/or precious metals; and
•	Non-core investments (such as micro-cap stocks, emerging markets equities, TIPS and foreign bonds).
•	Allocation of assets among the underlying funds is intended to achieve moderate capital appreciation with limited volatility and correlation with the mainstream equity and bond markets.
•	The fund may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying fund has its own investment objective, principal investment strategies and investment risks. The “Underlying Funds” section of the prospectus lists the underlying funds currently available for investment by the fund, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying funds.

It is not possible to predict the extent to which the fund will be invested in a particular underlying fund at any time. The fund may be a significant shareholder in certain underlying funds.

The fund’s investment adviser, Transamerica Asset Management, Inc. (the “Investment Adviser”), may change the fund’s asset allocation and underlying funds at any time without notice to shareholders and without shareholder approval.

Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. There is no assurance the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. You may lose money if you invest in this fund.

•	Arbitrage – Securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two or more securities may not perform as expected.
•	Asset Allocation – The Investment Adviser allocates the fund's assets among various underlying funds. These allocations may be unsuccessful in maximizing the fund's return and/or avoiding investment losses, and may cause the fund to underperform other funds with a similar strategy.
•	Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the fund will be subject to the credit risk of the depository institution holding the cash, it will not earn income on the cash and the fund’s yield will go down. To the extent that the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.
•	Commodities – To the extent the fund invests in commodities or instruments whose performance is linked to the price of an underlying commodity or commodity index, the fund will be subject to the risks of investing in commodities, including regulatory, economic and political developments, weather events and natural disasters and market disruptions. The fund's investment exposure to the commodities markets may subject the fund to greater volatility than investments in more traditional securities, such as stocks and bonds. Commodities and commodity-linked investments may be less liquid than other investments. Commodity-linked investments are subject to the credit risks associated with the issuer, and their values may decline substantially if the issuer's creditworthiness deteriorates.

74

•	Credit – If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the credit quality or value of any underlying assets declines, the value of your investment will decline. Junk bonds have a higher risk of default or are already in default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
•	Currency – The value of the fund’s securities denominated in foreign currencies fluctuates as the rates of exchange between those currencies and the U.S. dollar change. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
•	Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. The fund may also have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. The fund's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.
•	Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
•	Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline.
•	Expenses – Your actual costs of investing in the fund may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
•	Fixed-Income Securities – The market prices of fixed-income securities may fall due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the market value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
•	Foreign Securities – Investing in foreign securities is generally riskier than investing in U.S. securities. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation and accounting standards also may affect the value of these securities.
•	High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk bonds,” are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.
•	Interest Rate – Interest rates may go up, causing the value of the fund’s investments to decline. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

75

•	Manager – The Investment Adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the Investment Adviser in this process may not produce the desired results. This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
•	Market – The market prices of the fund's securities may go down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.
•	Natural Resource-Related Securities – Because the fund invests in natural resource related securities, the fund is subject to the risks associated with natural resource investments in addition to the general risk of the stock market. This means the fund is more vulnerable to the price movements of natural resources and factors that particularly affect the oil, gas, mining, energy, chemicals, paper, steel or agriculture sectors than a more broadly diversified fund. Because the fund invests primarily in companies with natural resource assets, there is the risk that the fund will perform poorly during a downturn in natural resource prices.
•	Precious Metals-Related Securities – Investments in precious metals-related securities are considered speculative and are affected by a variety of worldwide economic, financial and political factors. Prices of precious metals and of precious metals-related securities historically have been very volatile. The high volatility of precious metals prices may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.
•	Real Estate Securities – Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in operating expenses, property taxes or interest rates.
•	REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. REITs are subject to a number of highly technical tax-related rules and requirements; and the failure to qualify as a REIT could result in corporate-level taxation, significantly reducing the return on an investment to the fund.
•	Small Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. Small capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups. The prices of securities of small capitalization companies generally are more volatile than those of larger capitalization companies and are more likely to be adversely affected than larger capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
•	Underlying Funds – Because the fund invests its assets in various underlying funds, its ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. Each of the underlying funds in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying funds' shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying

76

fund will be achieved. To the extent that the fund invests more of its assets in one underlying fund than in another, the fund will have greater exposure to the risks of that underlying fund. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying funds in which it invests.

Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges. Absent any limitation of the fund’s expenses, total returns would be lower. Index returns are since inception of the oldest share class.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class A

	Quarter Ended	Return
Best Quarter:	06/30/2009	12.16%
Worst Quarter:	12/31/2008	-10.35%

Average Annual Total Returns (periods ended December 31, 2011)

	1 Year	5 Years	Since Inception	Inception Date
Class A				12/28/2006
Return before taxes	-8.60%	-0.16%	-0.16%
Return after taxes on distributions	-9.30%	-0.87%	-0.87%
Return after taxes on distributions and sale of fund shares	-5.54%	-0.50%	-0.50%
Class C (Return before taxes only)	-4.88%	0.33%	0.33%	12/28/2006
Class I (Return before taxes only)	-3.05%	N/A	2.14%	11/30/2009
Bank of America Merrill Lynch 3-Month Treasury Bill + 3% Wrap Index (reflects no deduction for fees, expenses or taxes)	3.15%	4.57%	4.57%

The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.

Management:

Investment Adviser:	Portfolio Manager:
Transamerica Asset Management, Inc.	Tim Galbraith, Portfolio Manager since 2012

Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamericafunds.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, or overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105. Shares may also be purchased through a financial

77

intermediary. The minimum initial purchase for Class A and C shares is $1,000; the minimum subsequent investment is $50. The minimum initial purchase for payroll deduction and automatic investment plan is $500; the minimum subsequent investment is $50 per monthly fund account investment. The minimum investment for Class I shares is $1,000,000.

Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

78

Transamerica Multi-Manager International Portfolio

Investment Objective: Seeks long-term capital appreciation.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional and in the “Waivers and/or Reductions of Charges” section on page 146 of the fund’s prospectus and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”

Shareholder Fees (fees paid directly from your investment)
	Class of Shares
	A	B	C	I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	5.00%	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	A	B	C	I
Management fees	0.10%	0.10%	0.10%	0.10%
Distribution and service (12b-1) fees	0.30%	1.00%	1.00%	None
Other expenses	0.22%	0.38%	0.24%	0.19%
Acquired fund fees and expenses	1.11%	1.11%	1.11%	1.11%
Total annual fund operating expenses[a]	1.73% [b]	2.59%	2.45%	1.40%
Fee waiver and/or expense reimbursement[c]	0.00%	0.03%	0.00%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement[a]	1.73% [b]	2.56%	2.45%	1.40%
[a]	Total annual fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.
[b]	Annual fund operating expenses for Class A shares have been restated to reflect a reduction in distribution and service (12b-1) fees on Class A shares.
[c]	Contractual arrangements have been made with the fund’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2013, to waive fees and/or reimburse fund expenses to the extent that the fund’s total operating expenses exceed 0.45%, excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. TAM is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized fund operating expenses are less than the cap.

Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If the shares are redeemed at the end of each period:
Share Class	1 year	3 years	5 years	10 years
A	$ 716	$ 1,065	$ 1,437	$ 2,479
B	$ 759	$ 1,103	$ 1,473	$2,713
C	$ 348	$ 764	$ 1,306	$ 2,786
I	$ 143	$ 443	$ 766	$ 1,680
If the shares are not redeemed:
Share Class	1 year	3 years	5 years	10 years
A	$ 716	$ 1,065	$ 1,437	$ 2,479
B	$ 259	$ 803	$ 1,373	$2,713
C	$ 248	$ 764	$ 1,306	$ 2,786
I	$ 143	$ 443	$ 766	$ 1,680

79

The Example does not reflect sales charges (loads) on reinvested dividends (and other distributions). If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 13% of the average value of its portfolio.

Principal Investment Strategies: The fund seeks to achieve its investment objective by investing its assets in a combination of underlying Transamerica Funds (“underlying funds”).

•	Under normal circumstances, the fund expects to invest primarily in underlying funds that invest in international (developed and emerging markets) equities. These underlying funds generally expect to be invested in more than three different countries.
•	Allocation of assets among the underlying funds is based on such things as diversification, general market outlooks (both domestic and global), historical performance, current valuations, and other global economic factors.
•	The fund may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying fund has its own investment objective, principal investment strategies and investment risks. The “Underlying Funds” section of the prospectus lists the underlying funds currently available for investment by the fund, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying funds.

It is not possible to predict the extent to which the fund will be invested in a particular underlying fund at any time. The fund may be a significant shareholder in certain underlying funds.

The Portfolio Construction Manager, Morningstar Associates, LLC, may change the fund’s asset allocation and underlying funds at any time without notice to shareholders and without shareholder approval.

Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. There is no assurance the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. You may lose money if you invest in this fund.

•	Asset Allocation – The Portfolio Construction Manager allocates the fund's assets among various underlying funds. These allocations may be unsuccessful in maximizing the fund's return and/or avoiding investment losses, and may cause the fund to underperform other funds with a similar strategy.
•	Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the fund will be subject to the credit risk of the depository institution holding the cash, it will not earn income on the cash and the fund’s yield will go down. To the extent that the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.
•	Currency – The value of the fund’s securities denominated in foreign currencies fluctuates as the rates of exchange between those currencies and the U.S. dollar change. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
•	Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
•	Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and

80

preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline.
•	Expenses – Your actual costs of investing in the fund may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
•	Fixed-Income Securities – The market prices of fixed-income securities may fall due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the market value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
•	Foreign Securities – Investing in foreign securities is generally riskier than investing in U.S. securities. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation and accounting standards also may affect the value of these securities.
•	Interest Rate – Interest rates may go up, causing the value of the fund’s investments to decline. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
•	Manager – The Portfolio Construction Manager to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the Portfolio Construction Manager in this process may not produce the desired results. This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
•	Market – The market prices of the fund's securities may go down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.
•	Underlying Funds – Because the fund invests its assets in various underlying funds, its ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. Each of the underlying funds in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying funds' shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying fund will be achieved. To the extent that the fund invests more of its assets in one underlying fund than in another, the fund will have greater exposure to the risks of that underlying fund. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying funds in which it invests.

Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges. Absent any limitation of the fund’s expenses, total returns would be lower. Index returns are since inception of the oldest share class.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

81

Annual Total Returns (calendar years ended December 31) - Class A

	Quarter Ended	Return
Best Quarter:	06/30/2009	25.56%
Worst Quarter:	12/31/2008	-22.43%

Average Annual Total Returns (periods ended December 31, 2011)

	1 Year	5 Years	Since Inception	Inception Date
Class A				03/01/2006
Return before taxes	-20.02%	-4.51%	-1.61%
Return after taxes on distributions	-20.39%	-4.82%	-2.08%
Return after taxes on distributions and sale of fund shares	-12.55%	-3.81%	-1.43%
Class B (Return before taxes only)	-20.20%	-4.35%	-1.37%	03/01/2006
Class C (Return before taxes only)	-16.78%	-4.06%	-1.31%	03/01/2006
Class I (Return before taxes only)	-15.15%	N/A	-0.13%	11/30/2009
Morgan Stanley Capital International World ex-U.S. Index (reflects no deduction for fees, expenses or taxes)	-11.78%	-3.62%	-0.21%

The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.

Management:

Investment Adviser:	Portfolio Construction Manager:
Transamerica Asset Management, Inc.	Morningstar Associates, LLC
Portfolio Construction Team:
Jon Hale, CFA, Co-Portfolio Manager since 2006
Dan McNeela, CFA, Co-Portfolio Manager since 2010
Hal Ratner, Co-Portfolio Manager since 2010
Michael Stout, CFA, Co-Portfolio Manager since 2006

Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamericafunds.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, or overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105. Shares may also be purchased through a financial intermediary. The minimum initial purchase for Class A and C shares is $1,000; the minimum subsequent investment is $50. The minimum initial purchase for payroll deduction and automatic investment plan is $500; the minimum subsequent investment is $50 per monthly fund account investment. The minimum investment for Class I shares is $1,000,000. Class B shares are not available for purchase, including to existing Class B shareholders, except in the limited circumstances described in this prospectus under the section entitled “Shareholder Information – Buying Shares”.

82

Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

83

Transamerica Quality Value (formerly, Transamerica WMC Quality Value)

Investment Objective: Seeks to maximize long-term total return.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional and in the “Waivers and/or Reductions of Charges” section on page 146 of the fund’s prospectus and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”

Shareholder Fees (fees paid directly from your investment)
	Class of Shares
	A	C	I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	A	C	I
Management fees	0.69%	0.69%	0.69%
Distribution and service (12b-1) fees	0.30%	1.00%	None
Other expenses	0.28%	0.22%	0.26%
Total annual fund operating expenses	1.27% [a]	1.91%	0.95%
[a]	Annual fund operating expenses for Class A shares have been restated to reflect a reduction in distribution and service (12b-1) fees on Class A shares.

Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If the shares are redeemed at the end of each period:
Share Class	1 year	3 years	5 years	10 years
A	$ 672	$ 931	$ 1,209	$ 2,000
C	$ 294	$ 600	$ 1,032	$ 2,233
I	$ 97	$ 303	$ 525	$ 1,166
If the shares are not redeemed:
Share Class	1 year	3 years	5 years	10 years
A	$ 672	$ 931	$ 1,209	$ 2,000
C	$ 194	$ 600	$ 1,032	$ 2,233
I	$ 97	$ 303	$ 525	$ 1,166

The Example does not reflect sales charges (loads) on reinvested dividends (and other distributions). If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

For the period beginning November 15, 2010 and ending October 31, 2011, the portfolio turnover rate for the fund was 35% of the average value of its portfolio.

Principal Investment Strategies: The fund’s sub-adviser, Wellington Management Company, LLP (the “sub-adviser”), invests the fund’s assets, under normal circumstances, primarily in common stock and depositary receipts. Generally, less than 5% of fund assets will be invested in cash and cash equivalents subject to a maximum of 10% of fund assets. The fund will normally invest at least 90% of its assets in U.S. securities. Generally, the fund invests primarily in companies with market

84

capitalizations greater than $10 billion, but may invest in companies with capitalizations between $2 and $10 billion at the time of purchase. The fund will generally hold 65 to 85 stocks. The largest weightings are given to companies the sub-adviser believes have the most upside return potential relative to downside risk.

The sub-adviser employs a bottom-up stock selection process that utilizes the sub-adviser’s proprietary, fundamental research in an effort to identify undervalued stocks that have the potential for significant longer-term rewards. The fund’s investment philosophy is based on the premise that high-quality companies in out-of-favor industries can generate strong returns on invested capital.

The fund may invest up to 10% of its assets in non-U.S. securities.

The fund may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. There is no assurance the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. You may lose money if you invest in this fund.

•	Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the fund will be subject to the credit risk of the depository institution holding the cash, it will not earn income on the cash and the fund’s yield will go down. To the extent that the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.
•	Depositary Receipts – Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
•	Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline.
•	Expenses – Your actual costs of investing in the fund may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
•	Foreign Securities – Investing in foreign securities is generally riskier than investing in U.S. securities. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation and accounting standards also may affect the value of these securities.
•	Liquidity – Some securities held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.
•	Manager – The sub-adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the sub-adviser in this process may not produce the desired results. This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
•	Market – The market prices of the fund's securities may go down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged

85

and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.
•	Portfolio Selection – The value of your investment may decrease if the sub-adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates is incorrect.
•	Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.
•	Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges. Absent any limitation of the fund’s expenses, total returns would be lower. Index returns are since inception of the oldest share class.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class A

	Quarter Ended	Return
Best Quarter:	12/31/2011	12.47%
Worst Quarter:	09/30/2011	-15.99%

Average Annual Total Returns (periods ended December 31, 2011)

	1 Year	Since Inception	Inception Date
Class A			11/15/2010
Return before taxes	-6.78%	-0.12%
Return after taxes on distributions	-6.97%	-0.31%
Return after taxes on distributions and sale of fund shares	-4.16%	-0.11%
Class C (Return before taxes only)	-8.21%	-0.71%	11/15/2010
Class I (Return before taxes only)	-6.38%	0.30%	11/15/2010
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	0.39%	5.47%

86

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.

Management:

Investment Adviser:	Sub-Adviser:
Transamerica Asset Management, Inc.	Wellington Management Company, LLP
Portfolio Managers:
Matthew G. Baker, Portfolio Manager since 2010
Edward P. Bousa, CFA, Portfolio Management and Securities Analysis since 2010

Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamericafunds.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, or overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105. Shares may also be purchased through a financial intermediary. The minimum initial purchase for Class A and C shares is $1,000; the minimum subsequent investment is $50. The minimum initial purchase for payroll deduction and automatic investment plan is $500; the minimum subsequent investment is $50 per monthly fund account investment. The minimum investment for Class I shares is $1,000,000.

Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

87

Transamerica Short-Term Bond (formerly, Transamerica AEGON Short-Term Bond)

Investment Objective: Seeks a high level of income consistent with minimal fluctuation in principal value and liquidity.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional and in the “Waivers and/or Reductions of Charges” section on page 146 of the fund’s prospectus and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”

Certain purchases of Class A shares in amounts of $250,000 or more are subject to a 0.75% contingent deferred sales charge (“CDSC”) for 12 months after purchase.

Shareholder Fees (fees paid directly from your investment)
	Class of Shares
	A	C	I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	2.50%	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	A	C	I
Management fees	0.47%	0.47%	0.47%
Distribution and service (12b-1) fees	0.30%	1.00%	None
Other expenses	0.10%	0.12%	0.17%
Total annual fund operating expenses	0.87% [a]	1.59%	0.64%
Fee waiver and/or expense reimbursement	0.05% [b]	0.00%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.82% [a]	1.59%	0.64%
[a]	Annual fund operating expenses for Class A shares have been restated to reflect a reduction in distribution and service (12b-1) fees on Class A shares.
[b]	The fund’s investment adviser, Transamerica Asset Management, Inc., has contractually agreed, through March 1, 2013, to waive 0.05% of the 0.30% 12b-1 fee for Class A shares.

Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If the shares are redeemed at the end of each period:
Share Class	1 year	3 years	5 years	10 years
A	$ 332	$ 516	$ 715	$ 1,291
C	$ 262	$ 502	$ 866	$ 1,889
I	$ 65	$ 205	$ 357	$ 798
If the shares are not redeemed:
Share Class	1 year	3 years	5 years	10 years
A	$ 332	$ 516	$ 715	$ 1,291
C	$ 162	$ 502	$ 866	$ 1,889
I	$ 65	$ 205	$ 357	$ 798

The Example does not reflect sales charges (loads) on reinvested dividends (and other distributions). If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

88

During the most recent fiscal year, the portfolio turnover rate for the fund was 51% of the average value of its portfolio.

Principal Investment Strategies: The fund’s sub-adviser, AEGON USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in fixed-income securities. The fund's portfolio weighted average duration will typically range from 1 to 2.5 years.

Securities in which the fund may invest include:

•	short-term and intermediate-term, investment-grade corporate obligations
•	obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities
•	mortgage-backed securities
•	asset-backed securities

The sub-adviser may also invest in bank obligations, collateralized mortgage obligations, foreign securities and hybrids.

Bank obligations purchased for the fund are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the fund are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign government securities purchased for the fund must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations the sub-adviser buys for the fund are determined by the fund manager to present minimal credit risks.

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. There is no assurance the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. You may lose money if you invest in this fund.

•	Bank Obligations – To the extent the fund invests in U.S. bank obligations, the fund will be more susceptible to adverse events affecting the U.S. banking industry. Banks are sensitive to changes in money market and general economic conditions. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability.
•	Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the fund will be subject to the credit risk of the depository institution holding the cash, it will not earn income on the cash and the fund’s yield will go down. To the extent that the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.
•	Credit – If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the credit quality or value of any underlying assets declines, the value of your investment will decline. Junk bonds have a higher risk of default or are already in default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
•	Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. The fund may also have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. The fund's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

89

•	Expenses – Your actual costs of investing in the fund may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
•	Extension – If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.
•	Foreign Securities – Investing in foreign securities is generally riskier than investing in U.S. securities. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation and accounting standards also may affect the value of these securities.
•	High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk bonds,” are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.
•	Interest Rate – Interest rates may go up, causing the value of the fund’s investments to decline. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
•	Liquidity – Some securities held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.
•	Manager – The sub-adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the sub-adviser in this process may not produce the desired results. This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
•	Market – The market prices of the fund's securities may go down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.
•	Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral

90

protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
•	Portfolio Selection – The value of your investment may decrease if the sub-adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates is incorrect.
•	Prepayment or Call – Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The fund also may lose any premium it paid on the security.
•	REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. REITs are subject to a number of highly technical tax-related rules and requirements; and the failure to qualify as a REIT could result in corporate-level taxation, significantly reducing the return on an investment to the fund.
•	U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies. Although the U.S. government has provided financial support to the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac) in the past, there can be no assurance that it will support these or other government sponsored entities in the future.
•	Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.
•	Yield – The amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the fund's expenses could absorb all or a significant portion of the fund's income.

Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges. Absent any limitation of the fund’s expenses, total returns would be lower. Index returns are since inception of the oldest share class.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class A

91

	Quarter Ended	Return
Best Quarter:	06/30/2009	4.77%
Worst Quarter:	12/31/2008	-2.36%

Average Annual Total Returns (periods ended December 31, 2011)

	1 Year	Since Inception	Inception Date
Class A			11/01/2007
Return before taxes	-0.70%	4.35%
Return after taxes on distributions	-2.12%	2.78%
Return after taxes on distributions and sale of fund shares	-0.37%	2.80%
Class C (Return before taxes only)	0.10%	4.22%	11/01/2007
Class I (Return before taxes only)	2.01%	4.04%	11/30/2009
Bank of America Merrill Lynch U.S. Corporate & Government 1-3 Years Index (reflects no deduction for fees, expenses or taxes)	1.56%	3.46%

The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.

Management:

Investment Adviser:	Sub-Adviser:
Transamerica Asset Management, Inc.	AEGON USA Investment Management, LLC
Portfolio Managers:
Greg Haendel, CFA, Lead Portfolio Manager since 2005
Doug Weih, CFA, Portfolio Manager since 2011
Garry Creed, CFA, Portfolio Manager since 2011

Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamericafunds.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, or overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105. Shares may also be purchased through a financial intermediary. The minimum initial purchase for Class A and C shares is $1,000; the minimum subsequent investment is $50. The minimum initial purchase for payroll deduction and automatic investment plan is $500; the minimum subsequent investment is $50 per monthly fund account investment. The minimum investment for Class I shares is $1,000,000.

Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

92

Transamerica Small/Mid Cap Value (formerly, Transamerica Systematic Small/Mid Cap

Value)

Investment Objective: Seeks to maximize total return.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional and in the “Waivers and/or Reductions of Charges” section on page 146 of the fund’s prospectus and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”

Shareholder Fees (fees paid directly from your investment)
	Class of Shares
	A	B	C	I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	5.00%	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	A	B	C	I
Management fees	0.79%	0.79%	0.79%	0.79%
Distribution and service (12b-1) fees	0.30%	1.00%	1.00%	None
Other expenses	0.29%	0.30%	0.26%	0.21%
Total annual fund operating expenses	1.38% [a]	2.09%	2.05%	1.00%
[a]	Annual fund operating expenses for Class A shares have been restated to reflect a reduction in distribution and service (12b-1) fees on Class A shares.

Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If the shares are redeemed at the end of each period:
Share Class	1 year	3 years	5 years	10 years
A	$ 683	$ 963	$ 1,264	$ 2,116
B	$ 712	$ 955	$ 1,224	$2,239
C	$ 308	$ 643	$ 1,103	$ 2,379
I	$ 102	$ 318	$ 552	$ 1,225
If the shares are not redeemed:
Share Class	1 year	3 years	5 years	10 years
A	$ 683	$ 963	$ 1,264	$ 2,116
B	$ 212	$ 655	$ 1,124	$2,239
C	$ 208	$ 643	$ 1,103	$ 2,379
I	$ 102	$ 318	$ 552	$ 1,225

The Example does not reflect sales charges (loads) on reinvested dividends (and other distributions). If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 174% of the average value of its portfolio.

93

Principal Investment Strategies: The fund’s sub-adviser, Systematic Financial Management L.P. (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in small- and mid-cap equity securities (U.S. equity securities, ADRs and foreign securities trading on U.S. markets). The fund defines small- and mid-cap equities as companies whose market capitalization falls within the range of $100 million to $20 billion or within the range of the Russell 2500® Index1, which as of December 31, 2011 was between $23 million and $9.7 billion, whichever is broader at the time of purchase.

The fund generally will invest in small- and mid-cap equities with valuation characteristics including low price/earnings and price/cash flow ratios. The sub-adviser’s security selection process generally favors companies with positive earnings dynamics, manageable debt levels and good cash flows. Trends in balance sheet items including inventories, accounts receivable, and payables are scrutinized as well. The sub-adviser also reviews the company’s products/services, market position, industry condition, financial and accounting policies and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

The fund may invest up to 10% of its total assets in the securities of foreign issuers, including ADRs and foreign securities trading on U.S. markets.

The sub-adviser employs a fully invested strategy. Therefore, under normal market conditions, cash and cash equivalents are generally less than 5% of the portfolio value.

The fund may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.

1 Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. There is no assurance the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. You may lose money if you invest in this fund.

•	Active Trading – The fund is actively managed and may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would be subject to tax at ordinary income tax rates upon distribution.
•	Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the fund will be subject to the credit risk of the depository institution holding the cash, it will not earn income on the cash and the fund’s yield will go down. To the extent that the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.
•	Currency – The value of the fund’s securities denominated in foreign currencies fluctuates as the rates of exchange between those currencies and the U.S. dollar change. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
•	Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
•	Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline.

94

•	Expenses – Your actual costs of investing in the fund may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
•	Foreign Securities – Investing in foreign securities is generally riskier than investing in U.S. securities. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation and accounting standards also may affect the value of these securities.
•	Manager – The sub-adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the sub-adviser in this process may not produce the desired results. This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
•	Market – The market prices of the fund's securities may go down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.
•	Portfolio Selection – The value of your investment may decrease if the sub-adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates is incorrect.
•	Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
•	Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges. Absent any limitation of the fund’s expenses, total returns would be lower. In the “10 Years or Since Inception” column of the table, returns are shown for ten years or since inception of the class, whichever is less. Index returns are shown for ten years.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Prior to March 1, 2004, the fund had a different sub-adviser, a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to a previous sub-adviser.

Prior to March 22, 2011, the fund had a different sub-adviser and used different investment strategies. The performance set forth for the period between March 1, 2004 and March 22, 2011 is attributable to a previous sub-adviser.

95

Annual Total Returns (calendar years ended December 31) - Class A

	Quarter Ended	Return
Best Quarter:	06/30/2003	30.88%
Worst Quarter:	09/30/2002	-26.15%

Average Annual Total Returns (periods ended December 31, 2011)

	1 Year	5 Years	10 Years or Since Inception	Inception Date
Class A				04/02/2001
Return before taxes	-8.57%	4.75%	9.67%
Return after taxes on distributions	-9.36%	4.12%	8.84%
Return after taxes on distributions and sale of fund shares	-4.59%	4.03%	8.31%
Class B (Return before taxes only)	-8.43%	5.10%	9.69%	04/02/2001
Class C (Return before taxes only)	-4.76%	5.31%	13.06%	11/11/2002
Class I (Return before taxes only)	-2.85%	N/A	15.92%	11/30/2009
Russell 2500® Value Index (reflects no deduction for fees, expenses or taxes)	-3.36%	-0.58%	7.16%

The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.

Management:

Investment Adviser:	Sub-Adviser:
Transamerica Asset Management, Inc.	Systematic Financial Management L.P.
Portfolio Managers:
Kenneth Burgess, CFA, Portfolio Manager since 2011
Ron Mushock, CFA, Portfolio Manager since 2011

Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamericafunds.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, or overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105. Shares may also be purchased through a financial intermediary. The minimum initial purchase for Class A and C shares is $1,000; the minimum subsequent investment is $50. The minimum initial purchase for payroll deduction and automatic investment plan is $500; the minimum subsequent investment is $50 per monthly fund account investment. The minimum investment for Class I shares is $1,000,000. Class B shares are not available for purchase, including to existing Class B shareholders, except in the limited circumstances described in this prospectus under the section entitled “Shareholder Information – Buying Shares”.

Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.

96

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

97

Transamerica Tactical Income

Investment Objective: Seeks high current income as the primary objective with capital appreciation as a secondary objective.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional and in the “Waivers and/or Reductions of Charges” section on page 146 of the fund’s prospectus and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”

Shareholder Fees (fees paid directly from your investment)
	Class of Shares
	A	C	I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	A	C	I
Management fees	0.47%	0.47%	0.47%
Distribution and service (12b-1) fees	0.30%	1.00%	None
Other expenses[a]	0.26%	0.24%	0.26%
Acquired fund fees and expenses	0.36%	0.36%	0.36%
Total annual fund operating expenses	1.39%	2.07%	1.09%
Fee waiver and/or expense reimbursement[b]	0.11%	0.04%	0.06%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.28%	2.03%	1.03%
[a]	Other expenses are based on estimates for the current fiscal year.
[b]	Contractual arrangements have been made with the fund’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2013, to waive fees and/or reimburse fund expenses to the extent that the fund’s total operating expenses exceed 0.67%, excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. TAM is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized fund operating expenses are less than the cap. In addition, TAM has contractually agreed, through March 1, 2013, to waive 0.05% of the 0.30% 12b-1 fee for Class A shares.

Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If the shares are redeemed at the end of each period:
Share Class	1 year	3 years
A	$ 599	$ 884
C	$ 306	$ 645
I	$ 105	$ 341
If the shares are not redeemed:
Share Class	1 year	3 years
A	$ 599	$ 884
C	$ 206	$ 645
I	$ 105	$ 341

The Example does not reflect sales charges (loads) on reinvested dividends (and other distributions). If these sales charges (loads) were included, your costs would be higher.

98

Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

Principal Investment Strategies: The fund’s sub-adviser, AEGON USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the fund’s objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”).

▪	The sub-adviser seeks to achieve the fund’s objective by utilizing a tactical and strategic asset allocation process. Tactical management of the fund primarily involves active allocation by over-weighting or under-weighting major asset classes by investing in ETFs that invest primarily in those asset classes. The sub-adviser’s strategic asset allocation management involves seeking to identify and select the best asset classes and investing in ETFs that invest primarily in those asset classes. Major asset classes include fixed income securities, real estate securities and dividend paying stocks. The sub-adviser attempts to invest the fund’s assets during productive markets and to exit or stay out of markets that are displaying unproductive risk trends.
▪	Under normal circumstances, the fund’s equity allocation will generally vary between 20% and 35% of its net assets. The equity allocation may involve any combination of domestic and non-U.S. ETFs, consisting of any mixture of large, medium and small-cap styles and pursuing growth or value strategies. The fund’s allocation to high yield (commonly known as “junk bonds”) and emerging market fixed income asset classes will generally vary between 30% and 55% of its net assets. The fund’s allocation to other bond ETFs will generally vary between 10% and 50% of its net assets (which may include domestic and non-U.S. government and corporate bonds). The sub-adviser may also invest in ETFs (including leveraged, inverse and inverse leveraged ETFs) that use derivatives to achieve or amplify the return (or the inverse of the return) of an underlying index or benchmark, but the fund’s investments in such ETFs will be limited to 3% of the fund’s net assets.

Each underlying ETF has its own investment objective, principal investment strategies and investment risks. It is not possible to predict the extent to which the fund will be invested in a particular underlying ETF at any time. The fund may be a significant shareholder in certain underlying ETFs. The sub-adviser may change the fund’s asset allocations and underlying ETFs at any time without investor approval and without notice to investors.

It is the fund's goal to pay a monthly dividend that is relatively consistent in amount. The dividend will be calculated based on estimates of expected dividends from the fund’s holdings. Actual dividends received by the fund may vary from the estimates, and subsequent monthly dividends will be adjusted accordingly.

The fund may also invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may do so without limit.

Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. There is no assurance the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. You may lose money if you invest in this fund.

•	Active Trading – The fund is actively managed and may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would be subject to tax at ordinary income tax rates upon distribution.
•	Asset Allocation – The sub-adviser allocates the fund's assets among various underlying funds. These allocations may be unsuccessful in maximizing the fund's return and/or avoiding investment losses, and may cause the fund to underperform other funds with a similar strategy.
•	Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the fund will be subject to the credit risk of the depository institution holding the cash, it will not earn income on the cash and the fund’s yield will go down. To the extent that the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.
•	Credit – If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the credit quality or value of any underlying assets

99

declines, the value of your investment will decline. Junk bonds have a higher risk of default or are already in default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
•	Currency – The value of the fund’s securities denominated in foreign currencies fluctuates as the rates of exchange between those currencies and the U.S. dollar change. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
•	Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. The fund may also have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. The fund's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.
•	Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
•	Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline.
•	Exchange Traded Funds – Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of fixed-income securities. ETF shares may trade at a premium or discount to NAV. ETFs are subject to secondary market trading risks.
•	Expenses – Your actual costs of investing in the fund may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
•	Extension – If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.
•	Foreign Securities – Investing in foreign securities is generally riskier than investing in U.S. securities. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation and accounting standards also may affect the value of these securities.
•	High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk bonds,” are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.
•	Interest Rate – Interest rates may go up, causing the value of the fund’s investments to decline. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

100

•	Manager – The sub-adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the sub-adviser in this process may not produce the desired results. This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
•	Market – The market prices of the fund's securities may go down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.
•	Prepayment or Call – Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The fund also may lose any premium it paid on the security.
•	Real Estate Securities – Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in operating expenses, property taxes or interest rates.
•	REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. REITs are subject to a number of highly technical tax-related rules and requirements; and the failure to qualify as a REIT could result in corporate-level taxation, significantly reducing the return on an investment to the fund.
•	Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
•	Tactical Asset Allocation – The fund’s tactical asset management discipline may not work as intended. The fund may not achieve its objective and may not perform as well as other funds using other asset management styles including those based on fundamental analysis or strategic asset allocation. The sub-adviser’s evaluations and assumptions in selecting underlying funds or individual securities may be incorrect in view of actual market conditions, and may result in owning securities that under perform other securities.
•	Underlying Exchange Traded Funds – Because the fund invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund’s investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the fund invests more of its assets in one underlying ETF than in another, the fund will have greater exposure to the risks of that underlying ETF. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) an active trading market for an ETF’s shares may not develop

101

or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Performance: No performance is shown for the fund. Performance information will appear in a future version of this prospectus once the fund has a full calendar year of performance information to report to investors.

Management:

Investment Adviser:	Sub-Adviser:
Transamerica Asset Management, Inc.	AEGON USA Investment Management, LLC
Portfolio Managers:
Jeffrey Whitehead, CFA Portfolio Manager since 2011

Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamericafunds.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, or overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105. Shares may also be purchased through a financial intermediary. The minimum initial purchase for Class A and C shares is $1,000; the minimum subsequent investment is $50. The minimum initial purchase for payroll deduction and automatic investment plan is $500; the minimum subsequent investment is $50 per monthly fund account investment. The minimum investment for Class I shares is $1,000,000.

Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

102

More on Each Fund’s Strategies and Investments

The following provides additional information regarding each fund’s strategies and investments described at the front of the prospectus. Except as otherwise expressly stated for a particular fund in this prospectus or in the statement of additional information or as required by law, there is no limit on the amount of a fund’s assets that may be invested in a particular type of security or investment.

Transamerica Asset Allocation-Conservative Portfolio: The fund seeks to achieve its investment objective by investing its assets in a broad mix of underlying Transamerica Funds (“underlying funds”).

•	Under normal circumstances, investments in underlying funds are expected to achieve a mix over time of approximately 35% of assets in equities, which may include both stocks and commodity-related securities, and 65% of assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary.
•	Allocation of assets among the underlying funds is based on such things as diversification, general market outlooks (both domestic and global), volatility in the equity markets, historical performance, global markets’ current valuations, and other global economic factors.
•	The fund may periodically adjust its allocations to favor investments in those underlying funds that it believes will provide the most favorable outlook for achieving its investment objective.
•	The fund may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying fund has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying fund decides which securities to purchase and sell for that underlying fund. The fund’s ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. The “Underlying Funds” section of the prospectus lists the underlying funds currently available for investment by the funds, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying funds.

It is not possible to predict the extent to which the fund will be invested in a particular underlying fund at any time.

As a consequence of its investment strategies and policies, the fund may be a significant shareholder in certain underlying funds.

The fund’s Portfolio Construction Manager, Morningstar Associates, LLC (the “Portfolio Construction Manager”), determines the fund’s asset allocation and periodic changes thereto, and other fund investments. The Portfolio Construction Manager may change the fund’s asset allocation and underlying funds at any time without notice to shareholders and without shareholder approval.

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market securities. Under adverse or unstable market, economic or political conditions, the fund may do so without limit.

Transamerica Asset Allocation-Growth Portfolio: The fund seeks to achieve its investment objective by investing its assets in a broad mix of underlying Transamerica Funds (“underlying funds”) .

•	Under normal circumstances, it expects to invest primarily in underlying funds that invest in equities, which may include stocks, commodity-related securities and alternative investments.
•	Allocation of assets among the underlying funds is based on such things as diversification, general market outlooks (both domestic and global), historical performance, global markets’ current valuations, and other global economic factors.
•	The fund may periodically adjust its allocations to favor investments in those underlying funds that it believes will provide the most favorable outlook for achieving its investment objective.
•	The fund may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying fund has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying fund decides which securities to purchase and sell for that underlying fund. The fund’s ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. The “Underlying Funds” section of the prospectus lists the underlying funds currently available for investment by the fund, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying funds.

It is not possible to predict the extent to which the fund will be invested in a particular underlying fund at any time.

As a consequence of its investment strategies and policies, the fund may be a significant shareholder in certain underlying funds.

103

The fund’s Portfolio Construction Manager, Morningstar Associates, LLC (the “Portfolio Construction Manager”), determines the fund’s asset allocation and periodic changes thereto, and other fund investments. The Portfolio Construction Manager may change the fund’s asset allocation and underlying funds at any time without notice to shareholders and without shareholder approval.

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market securities. Under adverse or unstable market, economic or political conditions, the fund may do so without limit.

Transamerica Asset Allocation-Moderate Growth Portfolio: The fund seeks to achieve its investment objective by investing its assets in a broad mix of underlying Transamerica Funds (“underlying funds”).

•	Under normal circumstances, investments in underlying funds are expected to achieve a mix over time of approximately 70% of assets in equities, which may include both stocks and commodity-related securities, and 30% of assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary.
•	Allocation of assets among the underlying funds is based on such things as diversification, general market outlooks (both domestic and global), volatility in the equity markets, historical performance, global markets’ current valuations, and other global economic factors.
•	The fund may periodically adjust its allocations to favor investments in those underlying funds that it believes will provide the most favorable outlook for achieving its investment objective.
•	The fund may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying fund has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying fund decides which securities to purchase and sell for that underlying fund. The fund’s ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. The “Underlying Funds” section of the prospectus lists the underlying funds currently available for investment by the funds, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying funds.

It is not possible to predict the extent to which the fund will be invested in a particular underlying fund at any time.

As a consequence of its investment strategies and policies, the fund may be a significant shareholder in certain underlying funds.

The fund’s Portfolio Construction Manager, Morningstar Associates, LLC (the “Portfolio Construction Manager”), determines the fund’s asset allocation and periodic changes thereto, and other fund investments. The Portfolio Construction Manager may change the fund’s asset allocation and underlying funds at any time without notice to shareholders and without shareholder approval.

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market securities. Under adverse or unstable market, economic or political conditions, the fund may do so without limit.

Transamerica Asset Allocation-Moderate Portfolio: The fund seeks to achieve its investment objective by investing its assets in a broad mix of underlying Transamerica Funds (“underlying funds”).

•	Under normal circumstances, investments in underlying funds are expected to achieve a mix over time of approximately 50% of assets in equities, which may include both stocks and commodity-related securities, and 50% of assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary.
•	Allocation of assets among the underlying funds is based on such things as diversification, general market outlooks (both domestic and global), volatility in the equity markets, historical performance, global markets’ current valuations, and other global economic factors.
•	The fund may periodically adjust its allocations to favor investments in those underlying funds that it believes will provide the most favorable outlook for achieving its investment objective.
•	The fund may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying fund has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying fund decides which securities to purchase and sell for that underlying fund. The fund’s ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. The “Underlying Funds” section of the prospectus lists the underlying funds currently available for investment by the funds, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying funds.

104

It is not possible to predict the extent to which the fund will be invested in a particular underlying fund at any time.

As a consequence of its investment strategies and policies, the fund may be a significant shareholder in certain underlying funds.

The fund’s Portfolio Construction Manager, Morningstar Associates, LLC (the “Portfolio Construction Manager”), determines the fund’s asset allocation and periodic changes thereto, and other fund investments. The Portfolio Construction Manager may change the fund’s asset allocation and underlying funds at any time without notice to shareholders and without shareholder approval.

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market securities. Under adverse or unstable market, economic or political conditions, the fund may do so without limit.

Transamerica Capital Growth: The fund’s sub-adviser, Morgan Stanley Investment Management Inc. (the “sub-adviser”), under normal circumstances, seeks long-term capital growth by investing primarily in established and emerging companies with capitalizations within the range of companies included in the Russell 1000® Growth Index, which as of December 31, 2011 was between $107.3 million and $385.6 billion. Under normal market conditions, the sub-adviser generally intends to focus on companies with market capitalization of $10 billion or more.

The fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts, swaps and structured instruments, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks. In determining compliance with any percentage limitation or requirement regarding the use or investment of fund assets, the fund will take into account derivative or synthetic instruments or other positions that, in the judgment of the sub-adviser, have economic characteristics similar to the applicable category of investments.

The fund may invest up to 10% of its total assets in real estate investment trusts (“REITs”).

The fund may invest up to 25% of its total assets in securities of foreign issuers, including issuers located in emerging market or developing countries. The sub-adviser considers an issuer to be from a particular country if (i) its principal securities trading market is in that country; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in that country; or (iii) it is organized under the laws of, or has a principal office in that country. By applying these tests, it is possible that a particular company could be deemed to be from more than one country. The securities in which the fund may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars. The fund may invest in privately placed securities.

The sub-adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The sub-adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward. The sub-adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may do so without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Diversified Equity: The fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in domestic equity securities. The fund invests primarily in common stocks of growth-oriented companies. Each stock is evaluated and ranked on a consistent set of growth, valuation, and quality criteria and the fund will seek to build a portfolio with companies that have attractive growth, quality and valuation attributes.

The fund’s sub-adviser, Wellington Management Company, LLP (the “sub-adviser”), uses what is sometimes referred to as a “bottom up” approach, which is the use of fundamental analysis to identify specific securities within industries or sectors for purchase or sale. A “bottom-up” approach is looking at individual companies against the context of broader market factors. Fundamental analysis involves the assessment of a company’s business environment, market share, management, global expansion plans, balance sheet, income statement, anticipated earnings, revenues, and other related measures of value.

The sub-adviser continually monitors every company in the fund’s portfolio for fundamental attractiveness. The fund typically sells an investment when the investment achieves its anticipated potential, the company begins to show deteriorating relative fundamentals or alternative investments become sufficiently more attractive.

105

Consistent with the fund’s objective and other policies, the fund may invest to a lesser extent in derivatives, including futures, forwards, options and swaps. The fund may invest up to 20% of its total assets in foreign securities. The fund may also invest up to 20% of its total assets in American Depositary Receipts, American Depositary Shares or U.S. dollar denominated securities of foreign issuers.

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may do so without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Emerging Markets Debt: Under normal circumstances, the fund’s sub-adviser Logan Circle Partners, LP (the “sub-adviser”), invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities of issuers located in emerging markets countries. Emerging markets countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. Emerging markets countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. The fund normally invests primarily in fixed-income securities of government and government-related issuers and corporate issuers in emerging markets countries. The sub-adviser seeks to identify companies in developing countries that are believed to be undervalued and have attractive or improving fundamentals. The sub-adviser analyzes the global economic environment and its impact on emerging markets. The sub-adviser determines the investment merit of sovereign securities using quantitative and qualitative factors, taking into consideration a sovereign’s reliance on external capital, distribution of wealth, and inflation volatility as well as the fiscal and monetary policy credibility, political environment and access to capital markets and current reforms that could affect the sovereign security’s valuation in the future. The sub-adviser determines the investment merit of corporate securities primarily by analyzing the credit quality of the issuer, employing cash flow models specific to the issuer and its industry and assessing issuer prospects under varying scenarios and sensitivities.

The fund will normally invest its assets in local currency and hard currency (such as U.S. dollars) emerging markets sovereign and corporate debt issues. The fund’s U.S. dollar denominated sovereign exposure should range between 30% and 100% and corporate exposure between 30% and 70%, and the fund’s local currency sovereign and corporate exposures should range between 5% and 40%. The fund’s developed markets exposure will normally range between 0% and 10%. Generally, less than 10% of the fund’s assets will be invested in cash and cash equivalents.

The fund’s holdings may range in maturity from overnight to 30 years or more and will not be subject to any minimum credit rating standard. The fund may invest in debt securities that are rated below investment grade (commonly known as “junk bonds”), including defaulted securities. The sub-adviser does not expect defaulted securities to represent more than 5% of the fund’s portfolio at any one time. The sub-adviser may, when or if available, use certain strategies, including the use of derivatives, to seek to protect the fund from what are believed to be overvalued currencies or to take advantage of what are believed to be undervalued currencies. The sub-adviser generally considers selling a security when it determines that the holding no longer satisfies its investment criteria.

The fund may invest in capital securities, which are hybrid securities that combine the characteristics of bonds and preferred stocks. The fund may invest in such securities in order to take advantage of the mispricing of subordinated risk within the marketplace. The sub-adviser does not expect that capital securities will represent more than 5% of the fund’s assets at any one time.

The fund may also invest up to 25% of its assets in cross currency hedges, which involve the sale of one currency against the positive exposure to a different currency. Cross currency hedges may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies.

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may do so without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.

The fund is non-diversified.

Transamerica Flexible Income: The fund’s sub-adviser, AEGON USA Investment Management, LLC (the “sub-adviser”), uses a “bottom up” approach to investing and builds the fund’s portfolio one company at a time.

106

The fund will invest, under normal circumstances, at least 80% of net assets (plus the amount of borrowings, if any, for investment purposes) in fixed-income securities, including:

•	U.S. Government and foreign government bonds and notes (including emerging market countries);
•	Mortgage-backed, commercial mortgage-backed, and asset-backed securities (including collateralized mortgage obligations);
•	Corporate bonds of issuers in the U.S. and foreign countries (including emerging market countries);
•	Convertible bonds and other convertible securities;
•	Bank loans and loan participations:
•	Structured notes; and
•	Preferred securities.

With respect to these investments:

1.	Under normal circumstances, at least 50% of the value of the fund’s assets will be invested in (a) debt securities which have a rating within the four highest grades as determined by Moody’s Investors Service, Inc. (“Moody’s”) (“Aaa, Aa, A or Baa”) or Standard & Poor’s Corporation (“S&P”) (“AAA, AA, A or BBB”); (b) securities issued or guaranteed by the United States Government or its agencies or instrumentalities; (c) commercial paper rated Prime, Prime-1 or Prime-2 by NCO/Moody’s Commercial Paper Division, Moody’s, or A-1 or A-2 by S&P; or (d) cash or cash equivalents;
2.	Up to 50% of the value of the fund’s assets may be invested in other debt securities which are not rated by Moody’s or S&P or, if so rated, are not within the grades or ratings referred to above (commonly known as “junk bonds”); and
3.	The fund may engage in options and futures transactions, foreign currency transactions, and swap transactions. Instead of investing directly in particular securities, the fund may use instruments such as derivatives, including credit default swaps and futures contracts, and synthetic instruments that are intended to provide economic exposure to the securities or the issuer. The fund may use one or more types of these instruments without limit. These instruments are taken into account when determining compliance with the fund’s 80% policy.

The fund may invest up to 20% of its total assets in equity securities, such as common stocks, rights, warrants or preferred stock.

Ordinarily, the fund will purchase debt securities having call or refunding protection or securities which are not considered by the fund likely to be called or refunded in the near term, in order to preserve initial annual yields to the fund.

The fund may invest in securities of any maturity and does not have a target average duration.

•	Short-Term Trading – The fund may use short-term trading as a means of managing its portfolio to achieve its investment objectives. As used herein, “short-term trading” means selling securities held for a relatively brief period of time, usually less than three months. Short-term trading will be used by the fund primarily in two situations:
(a)	Market Developments – A security may be sold to avoid depreciation in what the fund anticipates will be a market decline (a rise in interest rates), or a security may be purchased in anticipation of a market rise (a decline in interest rates) and later sold; and
(b)	Yield Disparities – A security may be sold and another of comparable quality purchased at approximately the same time in order to take advantage of what the fund believes is a temporary disparity in the normal yield relationship between the two securities (a “yield disparity”).

Short-term trading to take advantage of a yield disparity may be undertaken even if levels of interest rates remain unchanged. Yield disparities occur frequently for reasons not directly related to the investment quality of the respective issues or the general movement of interest rates, but may result from changes in the overall demand for or supply of various types of bonds, changes in the investment objectives or the cash requirements of investors, and the requirements of dealers to correct long or short inventory positions.

Short-term trading techniques will be used principally in connection with higher quality, non-convertible debt securities, which are often better suited for short-term trading because the market in such securities is generally of greater depth and offers greater liquidity than the market in debt securities of lower quality. It is anticipated that short-term trading will be less applicable to any convertible securities which the fund may own, since such securities will usually be purchased when the fund believes that the market value of the underlying equity security is likely to appreciate over a period of time.

107

The fund will engage in short-term trading if it believes the transactions, net of costs (including commission, if any), will result in improving the appreciation potential or income of its portfolio. Whether any improvement will be realized by short-term trading will depend upon the ability of the fund to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. Short-term trading such as that contemplated by the fund places a premium upon the ability of the fund to obtain relevant information, evaluate it promptly, and take advantage of its evaluations by completing transactions on a favorable basis. By virtue of short-term trading, the fund may engage in greater buying and selling activity than investment companies which are not permitted to employ such a policy in seeking their investment objectives. Such activity can result in greater costs of operation than is the case with other investment companies, and risks of loss in portfolio value could be greater. Accordingly, an investment in fund shares may be more speculative than an investment in shares of an investment company which cannot engage in short-term trading.

The sub-adviser may sell the fund’s securities when its expectations regarding market interest rates change or the quality or return changes on investment.

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may do so without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Growth Opportunities: The fund’s sub-adviser, Morgan Stanley Investment Management Inc. (the “sub-adviser”), under normal circumstances, invests at least 80% of the fund’s assets in common stocks of mid cap companies. The sub-adviser seeks long-term capital growth by investing primarily in established and emerging companies with capitalizations within the range of companies included in the Russell Midcap® Growth Index, which as of December 31, 2011 was between $107.3 million and $19.3 billion.

The sub-adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The sub-adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward. The sub-adviser generally considers selling an investment when it determines the investment no longer satisfies its investment criteria.

The fund may also invest in common stocks and other equity securities of small-and large-sized companies, as well as preferred stocks, rights and warrants, and debt securities. The fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts, swaps, structured instruments and forward currency exchange contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks. Derivative instruments used by the fund will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

The sub-adviser may invest up to 25% of the fund's assets in securities of foreign companies, including issuers located in emerging market or developing countries. The sub-adviser considers an issuer to be from a particular country if (i) its principal securities trading market is in that country; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in that country; or (iii) it is organized under the laws of, or has a principal office in that country. By applying these tests, it is possible that a particular company could be deemed to be from more than one country. The securities in which the fund may invest may be denominated by U.S. dollars or in currencies other than U.S. dollars.

The fund may invest in privately placed securities and initial public offerings. The fund may also invest up to 10% of its assets in real estate investment trusts (“REITs”).

In times of stable or rising stock prices, the fund generally seeks to be fully invested in the instruments described above except that at least a small portion of fund assets generally will be held as cash, repurchase agreements, or cash equivalents to honor redemption requests and for other short-term needs. To the extent that fund assets are invested in cash equivalents, in times of rising market prices, the fund may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the fund can seek to “equitize” the cash portion of its assets and obtain performance that is equivalent to investing directly in equity securities.

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may do so without limit.

108

Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.

Transamerica High Yield Bond: The fund’s sub-adviser, AEGON USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in high-yield/high-risk bonds (commonly known as “junk bonds”).

Junk bonds are high risk debt securities rated in medium or lower rating categories or determined by the sub-adviser to be of comparable quality.

The sub-adviser’s strategy is to seek to achieve yields as high as possible while seeking to manage risk. The sub-adviser uses a “top-down/bottom-up” approach in managing the fund’s assets. The “top-down” approach is to adjust the risk profile of the fund. The sub-adviser analyzes four factors that affect the movement of fixed-income bond prices which include: economic indicators; technical indicators that are specific to the high-yield market; investor sentiment and valuation. Analysis of these factors assists the sub-adviser in its decision regarding the fund’s portfolio allocations.

The sub-adviser has developed a proprietary credit model that is the foundation of its “bottom-up” analysis. The model tracks historical cash flow numbers and calculates credit financial ratios. Because high-yield companies are of higher financial risk, the sub-adviser does a thorough credit analysis of all companies in the fund’s portfolio, as well as all potential acquisitions.

Each potential buy and sell candidate is analyzed by the sub-adviser from both the “top-down” and “bottom-up” strategies. An industry may look attractive in one area, but not the other. They can review the results of their analysis and decide whether or not to proceed with a transaction.

The sub-adviser may sell fund securities when it determines there are changes in economic indicators, technical indicators or valuation.

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may do so without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.

Transamerica International Bond: The fund’s sub-adviser, J.P. Morgan Investment Management Inc. (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in high-quality bonds (with outstanding maturities of at least one year). A bond is deemed to be “high-quality” if it has a rating of AA- or higher from Standard & Poor’s Corporation (“S&P”) or Aa3 or higher from Moody’s Investors Service, Inc. (“Moody’s”) (or is an unrated security determined to be of comparable quality by the sub-adviser). In the case of split-rated securities, the sub-adviser will apply the highest of the ratings from S&P, Moody’s and any other nationally recognized rating agency when assigning credit ratings to the fixed-income securities in the fund. If the credit quality of an investment declines after initial purchase, the fund may continue to hold the investment at the discretion of the sub-adviser. Normally, the fund will primarily invest in government and corporate debt securities of issuers that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The fund may also invest up to 10% of its assets in emerging markets debt securities.

The sub-adviser determines whether to buy and sell securities for the fund by using a combination of fundamental research and bond and currency valuation models, including:

•	Economic/Political Fundamentals – The sub-adviser evaluates each country’s economic climate and political discipline for controlling deficits and inflation.
•	Expected Return – Using economic forecasts, the sub-adviser projects the expected return for each country.
•	Relative Value – By contrasting expected risks and returns for investments in each country, the sub-adviser selects those countries expected to produce the best return at reasonable risk.

Generally, the fund will purchase only bonds denominated in foreign currencies. The fund generally limits its use of hedging strategies that may minimize the effect of currency fluctuations. However, the fund may hedge up to 25% of its total assets into U.S. dollars when the portfolio manager considers the dollar to be attractive relative to foreign currencies.

The fund also may invest in options, futures contracts, options on futures contracts, and swap agreements, provided that such investments are in keeping with the fund’s investment objective.

109

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may do so without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.

This fund is non-diversified.

Transamerica International Equity: Under normal circumstances, the fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of foreign companies representing at least three countries other than the United States. The fund’s sub-adviser, Thompson, Siegel & Walmsley LLC (the “sub-adviser”), currently anticipates investing in at least 12 countries other than the United States. The sub-adviser will emphasize established companies in individual foreign markets and will attempt to stress companies and markets that it believes are undervalued. The fund expects capital growth to be the predominant component of its total return.

Generally, the fund will invest primarily in common stocks of established companies listed on foreign securities exchanges, but it may also invest in securities traded over-the-counter. Although the fund will emphasize larger, more seasoned or established companies, it may invest in companies of varying size as measured by assets, sales or market capitalization. The fund will invest primarily in securities of companies domiciled in developed countries, but may also invest in developing countries. The fund may invest up to 10% of its assets in securities of companies in developing countries. It is expected that investments will be diversified throughout the world and within markets in an effort to minimize specific country and currency risks.

The sub-adviser employs a relative value process utilizing a combination of quantitative and qualitative methods based on a four-factor valuation screen designed to outperform the Morgan Stanley Capital International EAFE Index. The initial universe consists of approximately 3,000 actively traded non-U.S. stocks. Parts one and two of the screen attempt to assess a company’s attractiveness based on cash flows relative to other international stocks and as compared to their industry or sector peers. The third factor considers the relative earnings prospects of the company. The fourth factor involves looking at the company’s recent price action. From the model, approximately 300 stocks are identified for further research. These are the stocks that rank the highest on the basis of these four factors combined. The sub-adviser generally limits its investment universe to those companies with a minimum of three years of operating history.

The sub-adviser’s analysts also perform rigorous fundamental analysis, exploring numerous factors that may affect the outlook for a company. They evaluate publicly available information including sell-side research, company filings, and trade periodicals. The analysts may speak with company management to hear their perspectives and outlook on pertinent business issues. They apply a consistent and disciplined review in a team environment that encourages critical thinking and analysis for each company considered for investment. A portfolio composed of 80-100 stocks is selected as a result of this process.

Established positions in the fund are ranked daily and are reviewed regularly in the same manner to re-examine their fundamental and valuation characteristics. The product team meets periodically to discuss each stock’s place in the fund. The sub-adviser employs a consistent sell discipline which includes a significant negative earnings revision, a stock being sold when the catalyst is no longer valid or another stock presents a more attractive opportunity.

The sub-adviser may use derivatives for a variety of purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments.

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may do so without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Money Market: The fund’s sub-adviser, AEGON USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the fund’s objective by investing the fund’s assets in the following high quality, short-term U.S. dollar-denominated money market instruments:

•	short-term corporate obligations, including commercial paper, notes and bonds
•	obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities
•	obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks
•	repurchase agreements involving any of the securities mentioned above

110

Bank obligations purchased for the fund are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the fund are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the fund must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations.

As a money market fund, the fund tries to maintain a share price of $1.00, and must follow strict rules as to the credit quality, diversification and maturity of its investments. The fund invests in securities that, at the time of purchase, are rated by one or more rating agencies in the highest short-term rating category (or, with respect to not more than 3% of its total assets, in the second highest category) or, if not rated, are determined by the sub-adviser to be of equivalent quality. In addition, each security, at the time of purchase by the fund, has been determined by the sub-adviser to present minimal credit risk. The fund invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. The fund maintains a dollar-weighted average portfolio maturity of 60 days or less. The fund must comply with rules with respect to the fund’s weighted average life. The fund must also follow strict rules with respect to the liquidity of its portfolio securities, including daily and weekly liquidity requirements. Where required by these rules, the fund’s sub-adviser or Board will decide whether the security should be held or sold in the event of credit downgrades or certain other events occurring after purchase.

To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Multi-Managed Balanced: The fund has two sub-advisers. J.P. Morgan Investment Management Inc. (the “equity sub-adviser”) manages the equity component of the fund and BlackRock Financial Management, Inc. (the “fixed-income sub-adviser”) manages the fixed-income component of the fund.

The fund varies the percentage of assets invested in any one type of security in accordance with its sub-advisers’ interpretation of economic and market conditions, fiscal and monetary policy, and underlying securities values. Generally, the fund invests approximately 60% of its assets in equity securities and 40% of its assets in fixed-income and money market securities (investing at least 25% of its assets in fixed-income senior securities, including debt securities and preferred stocks).

•	Equity component – The equity sub-adviser seeks to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the equity component’s net assets in equity securities of large- and medium-capitalization U.S. companies. The fund may invest in foreign companies. The equity sub-adviser will normally keep the equity component as fully invested in equity securities as practicable. Industry by industry, the fund’s weightings are generally similar to those of the Standard & Poor’s 500® Index (“S&P 500 Index”). The equity sub-adviser normally does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500 Index.
•	Fixed income component – The fixed income component of the fund is normally invested primarily in investment grade debt securities and U.S. government obligations, mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities and mortgage-backed securities without government guarantees. Its dollar-weighted average effective maturity generally is between five and fifteen years (and does not exceed thirty years). The fund may also invest in U.S. Treasury and agency securities, municipal bonds, corporate bonds, asset-backed securities (including collateralized loan obligations, collateralized bond obligations and collateralized debt obligations), high quality, short-term obligations and repurchase agreements, and in securities of foreign issuers. The fund may invest in securities that are denominated in U.S. dollars and in foreign currencies. Up to 20% of the fixed income component may be invested in any or all of non-dollar securities, high yield debt securities (commonly known as “junk bonds”) and emerging market securities.

The fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate, total return and credit default swaps. These investment strategies may be employed to attempt to alter investment characteristics of the fund’s portfolio (including to attempt to mitigate risk of loss in some fashion, or “hedge”), but they also may be used to generate income.

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may do so without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Multi-Manager Alternative Strategies Portfolio: The fund seeks to achieve its investment objective by investing its assets in a combination of underlying Transamerica Funds (“underlying funds”).

•	Under normal circumstances, the fund expects to invest primarily in underlying funds that use alternative investment strategies and invest in alternative asset classes, including but not limited to:

111

•	Long-short and market neutral strategies;
•	Bear-market strategies;
•	Tactical investment strategies (bond and/or equity);
•	Merger arbitrage;
•	Foreign currency trading strategies;
•	Real estate securities;
•	Managed futures strategies;
•	Commodities and/or natural resources and/or precious metals; and
•	Non-core investments (such as micro-cap stocks, emerging market equities, TIPS and foreign bonds).
•	Allocation of assets among the underlying funds is intended to achieve moderate capital appreciation with limited volatility and correlation with the mainstream equity and bond markets.
•	The fund seeks to periodically and gradually adjust its allocations to favor investments in those underlying funds that are expected to provide the most favorable outlook for achieving its investment objective.
•	The fund may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying fund has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying fund decides which securities to purchase and sell for that underlying fund. The fund’s ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. The “Underlying Funds” section of the prospectus lists the underlying funds currently available for investment by the fund, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying funds.

It is not possible to predict the extent to which the fund will be invested in a particular underlying fund at any time.

As a consequence of its investment strategies and policies, the fund may be a significant shareholder in certain underlying funds.

The fund’s investment adviser, Transamerica Asset Management, Inc. (the “Investment Adviser”), determines the fund’s asset allocation and periodic changes thereto, and other fund investments. The Investment Adviser may change the fund’s asset allocation and underlying funds at any time without notice to shareholders, and without shareholder approval.

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market securities. Under adverse or unstable market, economic or political conditions, the fund may do so without limit.

Transamerica Multi-Manager International Portfolio: The fund seeks to achieve its investment objective by investing its assets in a combination of underlying Transamerica Funds (“underlying funds”).

In seeking to achieve its investment objective, the fund follows the following investment strategies:

•	Under normal circumstances, the fund expects to invest primarily in underlying funds that invest in international (developed and emerging markets) equities. The underlying funds generally expect to be invested in more than three different countries.
•	Allocation of assets among the underlying funds is based on such things as diversification principles, general market outlooks (both domestic and global), historical performance, global markets’ current valuations, and other global economic factors.
•	The fund may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying fund has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying fund decides which securities to purchase and sell for that underlying fund. The fund’s ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. The “Underlying Funds” section of the prospectus lists the underlying funds currently available for investment by the fund, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying funds.

It is not possible to predict the extent to which the fund will be invested in a particular underlying fund at any time.

As a consequence of its investment strategies and policies, the fund may be a significant shareholder in certain underlying funds.

112

The fund’s Portfolio Construction Manager, Morningstar Associates, LLC (the “Portfolio Construction Manager”), determines the fund’s asset allocation and periodic changes thereto, and other fund investments. The Portfolio Construction Manager may change the fund’s asset allocation and underlying funds at any time without notice to shareholders and without shareholder approval.

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market securities. Under adverse or unstable market, economic or political conditions, the fund may do so without limit.

Transamerica Quality Value: The fund’s sub-adviser, Wellington Management Company, LLP (the “sub-adviser”), invests the fund’s assets, under normal circumstances, primarily in common stock and depositary receipts. Generally, less than 5% of fund assets will be invested in cash and cash equivalents subject to a maximum of 10% of fund assets. The fund will normally invest at least 90% of its assets in U.S. securities. Generally, the fund invests primarily in companies with market capitalizations greater than $10 billion, but may invest in companies with capitalizations between $2 and $10 billion at the time of purchase. The fund will generally hold 65 to 85 stocks. The largest weightings are given to companies the sub-adviser believes have the most upside return potential relative to downside risk.

The sub-adviser employs a bottom-up stock selection process that utilizes the sub-adviser’s proprietary, fundamental research in an effort to identify undervalued stocks that have the potential for significant longer-term rewards. The fund’s investment philosophy is based on the premise that high-quality companies in out-of-favor industries can generate strong returns on invested capital. Over the long term, these companies may drive strong performance with lower downside risk than the overall market. The sub-adviser believes that capital will typically leave out-of-favor industries. Over time, high-quality companies in out-of-favor industries can increase their market share at the expense of their weaker competitors and consolidate their industry. This may enable such companies to generate above-average return on capital and earnings growth with much less variability than other areas of the market. Since these companies are in out-of-favor industries, the market share leaders typically can be purchased at a discount to the market.

The investment process begins with an evaluation of capital spending relative to sales growth in the different industries in the market. The sub-adviser’s approach focuses on those industries where capital spending in the industry is below the growth rate in sales. The approach then intensively evaluates all the large cap companies (greater than $2 billion in market capitalization) in the industry. The sub-adviser focuses on the industry market share leaders and consolidators. From a financial perspective, the approach seeks to identify companies with a below-average debt/capital ratio relative to their industry, higher-than-average and improving return on capital, and market share leadership and trends. From a qualitative perspective, the approach emphasizes the strength and depth of management and a strong sustainable advantage in the form of a cost, customer, or competitive advantage. All companies that meet the sub-adviser’s valuation criteria (including, but not limited to, dividend yield and the potential for dividend increases, price/earnings ratio, price/sales ratio, book value, free cash flow, return on invested capital, and potential for improving return on invested capital) are ranked on a similar basis. In order to evaluate each company, all stocks are rated on the basis of upside return potential relative to downside risk over a 12- to 24-month period based on the fundamental and qualitative analysis of each company. Stocks are purchased when the upside return potential is estimated to be at least twice the downside risk. Stocks are generally sold when the upside return potential is estimated to be less than the downside risk.

The fund may invest up to 10% of its assets in non-U.S. securities.

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may do so without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Short-Term Bond: The fund’s sub-adviser, AEGON USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in fixed-income securities. The fund's portfolio weighted average duration will typically range from 1 to 2.5 years.

Securities in which the fund may invest include:

•	short-term and intermediate-term investment-grade corporate obligations
•	obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities
•	mortgage-backed securities
•	asset-backed securities

113

The sub-adviser may also invest in bank obligations, collateralized mortgage obligations, foreign securities and hybrids.

Bank obligations purchased for the fund are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the fund are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign government securities purchased for the fund must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations the sub-adviser buys for the fund are determined by the fund manager to present minimal credit risks.

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may do so without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Small/Mid Cap Value: The fund’s sub-adviser, Systematic Financial Management L.P. (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in small- and mid-cap equity securities (U.S. Equity securities, ADRs and foreign securities trading on U.S. markets). The fund defines small- and mid-cap equities as companies whose market capitalization falls within the range of $100 million to $20 billion or within the range of the Russell 2500® Index, which as of December 31, 2011 was between $23 million and $9.7 billion, whichever is broader at the time of purchase.

The fund generally will invest in small- and mid-cap equities with valuation characteristics including low price/earnings and price/cash flow ratios. The sub-adviser’s security selection process generally favors companies with positive earnings dynamics, manageable debt levels and good cash flows. Trends in balance sheet items including inventories, accounts receivable, and payables are scrutinized as well. The sub-adviser also reviews the company’s products/services, market position, industry condition, financial and accounting policies and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

The fund may invest up to 10% of its total assets in the securities of foreign issuers, including ADRs and foreign securities trading on U.S. markets.

The sub-adviser employs a fully invested strategy. Therefore, under normal market conditions, cash and cash equivalents are generally less than 5% of the portfolio value.

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may do so without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Tactical Income: The fund’s sub-adviser, AEGON USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the fund’s objective by investing its assets primarily in a combination of passively managed third-party underlying exchange traded funds (“ETFs”).

The fund will employ a tactical and strategic asset allocation strategy by tactically shifting its assets among ETFs based on market conditions. Tactical management of the fund primarily involves active allocation by over-weighting or under-weighting major asset classes, while strategic asset allocation management involves seeking to identify and select the best asset classes to invest in. The sub-adviser believes that identifying trends in asset class risk patterns is critical to long term investment success. Major asset classes include fixed income securities, real estate securities and dividend paying stocks. The sub-adviser attempts to invest the fund’s assets during productive markets and to exit or stay out of markets that are displaying unproductive risk trends. Under normal circumstances, the fund’s equity allocation will generally vary between 20% and 35% of its net assets. The equity allocation may involve any combination of domestic and non-U.S. ETFs, consisting of any mixture of large, medium and small-cap styles and pursuing growth or value strategies. The fund’s allocation to high yield (commonly known as “junk bonds”) and emerging market fixed income asset classes will generally vary between 30% and 55% of its net assets. The fund’s allocation to other bond ETFs will generally vary between 10% and 50% of its net assets (which may include domestic and non-U.S. government and corporate bonds). The sub-adviser may also invest in ETFs (including leveraged, inverse and inverse leveraged ETFs) that use derivatives to achieve or amplify the return (or the inverse of the return) of an underlying index or benchmark, but the fund’s investments in such ETFs will be limited to 3% of the fund’s net assets. Each underlying ETF has its own investment objective, principal investment strategies and investment risks. It is not possible to predict the extent to which

114

the fund will be invested in a particular underlying ETF at any time. The fund may be a significant shareholder in certain underlying ETFs. The sub-adviser may change the fund’s asset allocations and underlying ETFs at any time without investor approval and without notice to investors.

Limitations on Investing in Other Companies: The Investment Company Act of 1940 (the “1940 Act”) restricts investments by registered investment companies, such as the fund, in the securities of other investment companies, including mutual funds and certain ETFs. However, pursuant to exemptive orders issued by the U.S. Securities and Exchange Commission to certain ETFs, the fund is permitted to invest in these ETFs beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive orders. The fund may be prevented from allocating the desired amount of assets to an ETF due to these limitations.

It is the fund’s goal to pay a monthly dividend that is relatively consistent in amount. The dividend will be calculated based on estimates of expected dividends from the fund’s holdings. Actual dividends received by the fund may vary from the estimates, and subsequent monthly dividends will be adjusted accordingly.

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may do so without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.

115

More on Risks of Investing in the Funds

Principal Investment Risks

The value of your investment in a fund changes with the values of that fund’s investments. Many factors can affect those values. The following provides additional information regarding the risks of investing in each fund as described at the front of the prospectus, as well as certain other risks. There is no guarantee that a fund will be able to achieve its investment objective. It is possible to lose money by investing in a fund.

Active Trading: Certain funds are actively managed and may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for the shareholders holding shares in taxable accounts, would be subject to tax at ordinary income tax rates upon distribution.

Asset Allocation: The Portfolio Construction Manager or Investment Adviser allocates a fund's assets among various underlying funds. These allocations may be unsuccessful in maximizing a fund's return and/or avoiding investment losses.

Bank Obligations: To the extent a fund invests in U.S. bank obligations, the fund will be more susceptible to adverse events affecting U.S. banks. Banks are sensitive to changes in money market and general economic conditions. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability.

Cash Management and Defensive Investing: Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the fund will be subject to the credit risk of the depository institution holding the cash, it will not earn income on the cash and the fund’s yield will go down. To the extent that the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.

Commodities: Because a fund may invest in commodities or instruments whose performance is linked to the price of an underlying commodity or commodity index, a fund may be subject to the risks of investing in commodities. These types of risks include regulatory, economic and political developments, weather events and natural disasters, pestilence and market disruptions. A fund’s investment exposure to the commodities markets may subject the fund to greater volatility than investments in more traditional securities, such as stocks and bonds. Commodities and commodity-linked investments may be less liquid than other investments. Commodity-linked investments are subject to the credit risks associated with the issuer, and their values may decline substantially if the issuer's creditworthiness deteriorates.

To the extent a fund invests in companies principally engaged in the commodities industries (including the agriculture, energy, materials and commodity-related industrial sectors) (“commodity-related companies”), the fund will be subject to the risk factors particular to each such industry. Commodity-related companies can be significantly affected by events relating to international political and economic developments, energy conservation, the success of exploration projects, commodity prices, tax and other government regulations, and natural phenomena such as drought, floods and other adverse weather conditions and livestock disease. Cyclical industries can be significantly affected by import controls, worldwide competition, changes in consumer sentiment and spending, and companies engaged in such industries can be subject to liability for, among other things, environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. In addition, the commodities industries can be significantly affected by the level and volatility of commodity prices, which have historically been among the most volatile of international prices, often exceeding the volatility of exchange rates and interest rates. Investments in commodity-related companies are also subject to the risk that the performance of such companies may not correlate with broader equity market returns or with returns on commodity investments to the extent expected by a fund’s sub-adviser.

Conflicts of Interest: TAM and its affiliates are engaged in a variety of businesses and have interests other than that of managing the funds. The broad range of activities and interests of TAM and its affiliates gives rise to actual, potential and perceived conflicts of interest that could affect the funds and their shareholders.

TAM serves as investment adviser to certain funds of funds that invest in affiliated underlying funds, unaffiliated underlying funds, or a combination of both. TAM will receive more revenue to the extent it selects an affiliated fund rather than an unaffiliated fund for inclusion in a fund of funds. In addition, TAM, the sub-adviser or Portfolio Construction Manager of a fund of funds may have an incentive to allocate the fund of fund’s assets to those funds for which the fees paid to TAM or the sub-adviser are higher than the fees paid by other underlying funds or to those funds for which the sub-adviser serves as adviser.

116

TAM may have a financial incentive to propose certain changes to the funds. TAM may, from time to time, recommend a change in sub-adviser or a fund combination. TAM will benefit to the extent that an affiliated sub-adviser replaces an unaffiliated sub-adviser or additional assets are combined into a fund having a higher advisory fee and/or that is sub-advised by an affiliate of TAM. TAM will also benefit to the extent that it recommends replacing a sub-adviser with a new sub-adviser with a lower sub-advisory fee.

Convertible Securities: Convertible securities share investment characteristics of both fixed income and equity securities. However, the value of these securities tends to vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also tends to exhibit greater volatility than the underlying common stock. Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

Credit: If an obligor (such as the issuer itself or a party offering credit enhancement) for a security held by a fund fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy, a security’s credit rating is downgraded, or the credit quality or value of any underlying assets declines, the value of your investment in the fund could decline. A fund may incur expenses to protect the fund's interest in securities experiencing these events. If a fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the fund will be subject to the credit risk presented by the counterparty. Credit risk is broadly gauged by the credit ratings of the securities in which a fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB or Baa-/BBB-) may possess certain speculative characteristics.

A fund is subject to greater levels of credit risk to the extent it invests in below investment grade debt securities (that is, securities rated below Baa/BBB or unrated securities of comparable quality), or “junk bonds”. These securities have a higher risk of issuer default because, among other reasons, issuers of junk bonds often have more debt in relation to total capitalization than issuers of investment grade securities. Junk bonds are considered speculative, tend to be less liquid and are more difficult to value than higher rated securities and may involve significant risk of exposure to adverse conditions and negative sentiments. These securities may be in default or in danger of default as to principal and interest. Unrated securities of comparable quality share these risks.

A fund may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. A fund is more likely to suffer a credit loss on subordinated securities than on non-subordinated securities of the same issuer. If there is a default, bankruptcy or liquidation of the issuer, most subordinated securities are paid only if sufficient assets remain after payment of the issuer's non-subordinated securities. In addition, any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on subordinated securities.

Currency: The value of a fund’s securities denominated in foreign currencies fluctuates as the rates of exchange between those currencies and the U.S. dollar change. Currency rates in foreign countries can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. As a result, a fund’s investments in foreign currency denominated securities may reduce the returns of the fund.

Currency Hedging: A fund may use currency futures, forwards or options to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. These instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging instrument. Shifting a fund's currency exposure from one currency to another may remove a fund's opportunity to profit from the original currency and involves a risk of increased losses for a fund if the sub-adviser’s projection of future exchange rates is inaccurate.

Depositary Receipts: Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

Derivatives: Derivatives involve special risks and costs and may result in losses to a fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves,

117

behave in a way not anticipated by a fund, especially in abnormal market conditions. Using derivatives can have a leveraging effect, which may increase investment losses and may increase fund volatility. Even a small investment in derivatives can have a disproportionate impact on a fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by a fund, especially in abnormal market conditions. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed-income securities. Derivatives also tend to involve greater liquidity risk and they may be difficult to value. A fund may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. A fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

Using derivatives, especially for non-hedging purposes, may involve greater risks to a fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund. Risks associated with the use of derivatives are magnified to the extent that a large portion of the fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

When a fund enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions, in accordance with applicable regulations. Such segregation will not limit the fund’s exposure to loss, however, and the fund will have investment risk with respect to both the derivative itself and the assets that have been segregated to cover the fund’s derivative exposure. If the segregated assets represent a large portion of the fund’s portfolio, this may impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

Some derivatives may be difficult to value, or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. A fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. A fund’s sub-adviser may not make use of derivatives for a variety of reasons.

Risks associated with the use of derivatives are magnified to the extent that a large portion of a fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

Distressed or Defaulted Securities: Investments in defaulted securities and obligations of distressed issuers, including securities that are, or may be, involved in reorganizations or other financial restructurings, either out of court or in bankruptcy, involve substantial risks and are considered speculative. A fund may suffer significant losses if a reorganization or restructuring is not completed as anticipated. A fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. Repayment of defaulted securities and obligations of distressed issuers is subject to significant uncertainties. Distressed or defaulted securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

Emerging Markets: Investments in the securities of issuers located in or principally doing business in emerging markets bear foreign securities risks. The risks associated with investing in emerging markets are greater than investing in developed foreign markets. Emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Emerging market countries may have policies that restrict investment by foreigners or that prevent foreign investors from withdrawing their money at will. Low trading volumes may result in a lack of liquidity and in extreme price volatility. A fund investing in emerging markets countries may be required to establish special custody or other arrangements before investing. An investment in emerging market securities should be considered speculative.

Equity Securities: Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and, consequently, may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. Because a company’s equity securities rank junior in priority to the interests of bond holders and other creditors, a company’s equity securities will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. If the market prices of the equity securities owned by a fund fall, the value of your investment in the fund will decline.

Exchange Traded Funds (“ETFs”): ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. ETFs typically seek to track an index, a commodity or a basket of assets like an index fund, but trade like a stock on an exchange. A fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests. An

118

investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade at a discount to their net asset value; (ii) an active trading market for an ETF’s share may not develop or be maintained; or (iii) trading of an ETF’s share may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Expenses: Your actual costs of investing in a fund may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Extension: If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.

Fixed-Income Securities: The market prices of fixed-income securities may fall due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the market value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

If interest rates rise, repayments of fixed-income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer. This is sometimes referred to as extension risk.

Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, a fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. This is sometimes referred to as prepayment or call risk.

Focused Investing: To the extent a fund invests in one or more countries, regions, sectors or industries, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries or issuers. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.

Foreign Securities: Investments in foreign securities (including those denominated in U.S. dollars) are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies. Values may also be affected by restrictions on receiving the investment proceeds from a foreign country.

Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Some securities issued by non-U.S. governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a government, it may be difficult for the fund to pursue its rights against the government. Some non-U.S. governments have defaulted on principal and interest payments. In addition, a fund’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to non-U.S. withholding taxes, and special U.S. tax considerations may apply.

American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”) are generally subject to the same risks as direct investments in foreign securities.

Growth Stocks: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to larger price swings or to adverse developments. Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in

119

sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

High-Yield Debt Securities: High-yield debt securities, commonly referred to as “junk bonds,” are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, are determined to be below investment grade by the sub-adviser. High-yield debt securities have a higher risk of issuer default because, among other reasons, issuers of junk bonds often have more debt in relation to total capitalization than issuers of investment grade securities. These securities are considered speculative, tend to be less liquid and are more difficult to value than higher rated securities and may involve major risk of exposure to adverse conditions and negative sentiments. These securities may be in default or in danger of default as to principal and interest. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or in bankruptcy. A fund with high-yield debt securities may be more susceptible to credit risk and market risk than a fund that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. High-yield securities are not generally meant for short-term investing. Unrated securities of comparable quality share these risks.

Inflation-Protected Securities: Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. Also, the inflation index utilized by a particular inflation-protected security may not accurately reflect the true rate of inflation, in which case the market value of the security could be adversely affected.

Interest Rate (Transamerica Money Market): The interest rates on short-term obligations held in the fund’s portfolio will vary, rising or falling with short-term interest rates generally. The fund’s yield will tend to lag behind general changes in interest rates.

The ability of the fund’s yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

Interest Rate: When interest rates rise, the value of fixed income securities generally falls. A change in interest rates will not have the same impact on all fixed-income securities. Generally, the longer the maturity or duration of a fixed-income security, the greater the impact of a rise in interest rates on the security’s value. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the income received by a fund, and the fund’s yield, may decline.

Certain fixed-income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change. A fund’s yield may decline due to a decrease in market interest rates.

Inflation protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

Investments by Asset Allocation Funds: Transamerica Asset Allocation – Conservative Portfolio, Transamerica Asset Allocation – Growth Portfolio, Transamerica Asset Allocation – Moderate Growth Portfolio, Transamerica Asset Allocation – Moderate Portfolio, Transamerica Multi-Manager Alternative Strategies Portfolio and Transamerica Multi-Manager International Portfolio, each separate series of Transamerica Funds, as well as Transamerica Asset Allocation – Conservative VP, Transamerica Asset Allocation – Growth VP, Transamerica Asset Allocation – Moderate Growth VP, Transamerica Asset Allocation – Moderate VP, Transamerica BlackRock Tactical Allocation VP, Transamerica International Moderate Growth VP, Transamerica

120

Madison Balanced Allocation VP, Transamerica Madison Conservative Allocation VP, and Transamerica Madison Moderate Growth Allocation VP, each separate series of Transamerica Series Trust, are asset allocation funds (the “Asset Allocation Funds”) that invest in underlying series of Transamerica Funds and may own a significant portion of the shares of an underlying fund.

Transactions by the Asset Allocation Funds may be disruptive to the management of an underlying fund. An underlying fund may experience large redemptions or investments due to transactions in fund shares by the Asset Allocation Funds. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on an underlying fund's performance. In the event of such redemptions or investments, an underlying fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase an underlying fund's brokerage and/or other transaction costs. In addition, when the Asset Allocation Funds own a substantial portion of an underlying fund's shares, a large redemption by an Asset Allocation Fund could cause actual expenses to increase, or could result in the underlying fund's current expenses being allocated over a smaller asset base, leading to an increase in the underlying fund's expense ratio. Redemptions of underlying fund shares could also accelerate the realization of taxable capital gains in an underlying fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when an Asset Allocation Fund purchases, redeems, or owns a substantial portion of an underlying fund's shares.

When possible, TAM and the Asset Allocation Funds’ Portfolio Construction Manager will consider how to minimize these potential adverse effects, and may take such actions as it deems appropriate to address potential adverse effects, including carrying out the transactions over a period of time, although there can be no assurance that such actions will be successful.

Liquidity: Liquidity risk exists when particular investments are difficult to sell. Although most of a fund's securities must be liquid at the time of investment, securities may become illiquid after purchase by the fund, particularly during periods of market turmoil. When a fund holds illiquid investments, the fund's investments may be harder to value, especially in changing markets, and if the fund is forced to sell these investments to meet redemptions or for other cash needs, the fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, a fund, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector.

Loans: Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, a fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan.

A fund may invest in certain commercial loans, including loans generally known as “syndicated bank loans,” by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a fund’s ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet a fund’s liquidity needs. When purchasing a participation, a fund may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a fund acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution’s interests with respect to a loan may involve additional risks to a fund.

Manager: The Investment Adviser, sub-adviser or Portfolio Construction Manager to each fund actively manages the fund’s investments. Consequently, a fund is subject to the risk that the methods and analyses employed by the Investment Adviser, sub-adviser or Portfolio Construction Manager in this process may not produce the desired results. This could cause a fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

Market: The market prices of the fund’s securities may go down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the fund fall, the value of your investment in the fund will decline. The value of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. The fund may experience a substantial or complete loss on any individual security. The equity and debt capital markets in the U.S. and internationally have experienced unprecedented volatility. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities; in particular, the values of some sovereign debt and of securities of issuers that purchase sovereign debt have fallen, credit has become more scarce worldwide and there has been significant uncertainty in the markets. This environment could make identifying investment risks and opportunities especially difficult for a sub-adviser. These market conditions may continue or get worse. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken various steps to

121

support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

Changes in market conditions will not have the same impact on all types of securities. The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer.

Mortgage-Related and Asset-Backed Securities: The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae (formally known as Federal National Mortgage Association) or Freddie Mac (formally known as Federal Home Loan Mortgage Corporation) or by agencies of the U.S. government, such as the Government National Mortgage Association (“Ginnie Mae”). Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest.

The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. For mortgage-backed securities, when market conditions result in an increase in the default rates on the underlying mortgages and the foreclosure values of the underlying real estate are below the outstanding amount of the underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful.

Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.

Natural Resource-Related Securities: Securities of companies involved with natural resources may be subject to significant price fluctuations, reflecting the volatility of energy and basic materials’ prices, possible instability of supply and changes in demand or inflation. In addition, some companies may be subject to the risks generally associated with extraction of natural resources and the risks of the hazards associated with natural resources.

Non-Diversification: A fund that is classified as “non-diversified” means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in fewer issuers, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence or other negative events affecting those issuers.

Portfolio Selection: The value of your investment may decrease if the sub-adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates is incorrect.

Precious Metals-Related Securities: Investments in precious metals-related securities are considered speculative and are affected by a variety of worldwide economic, financial and political factors. Prices of precious metals and of precious metals-related securities historically have been very volatile. The high volatility of precious metals prices may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

Preferred Stock: Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of the company’s common stock, dividends and a fixed share of the proceeds resulting from any liquidation of the company. Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities.

122

Preferred stocks may pay fixed or adjustable rates of return. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Preferred stock does not generally carry voting rights.

Prepayment or Call: Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if a fund holds a fixed income security subject to prepayment or call risk, it may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, a fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. This may adversely affect a fund’s net asset value. In addition, if a fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment.

REITs: Investing in real estate investment trusts (“REITs”) involves unique risks. When a fund invests REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants’ failure to pay rent or poor management. A REIT’s performance also depends on the company’s ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. REITs are subject to a number of highly technical tax-related rules and requirements. Loss of status as a qualified REIT, or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

Real Estate Securities: Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks may include, without limitation:

•	declining real estate value
•	risks relating to general and local economic conditions
•	over-building
•	increased competition for assets in local and regional markets
•	increases in property taxes
•	increases in operating expenses or interest rates
•	change in neighborhood value or the appeal of properties to tenants
•	insufficient levels of occupancy
•	inadequate rents to cover operating expenses
The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

Redemption (Transamerica Money Market): The fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. The redemption by one or more large shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund. If the fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the fund's ability to maintain a stable $1.00 share price may be affected. In addition, the fund may suspend redemptions when permitted by applicable regulations.

Repurchase Agreements: Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. If the other party to a repurchase agreement defaults on its obligation, a fund may suffer delays and

123

incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, a fund could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, a fund’s ability to dispose of the underlying securities may be restricted.

Rule 144A and Privately Placed Securities: “Rule 144A” and other privately placed securities are securities that are not registered for sale to the public and thus are considered “restricted.” They may only be resold to certain qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A security held by a fund could adversely affect the marketability of such security and a fund might be unable to dispose of such security promptly or at reasonable prices.

Securities Lending: Each fund, except as noted below, and each of the Asset Allocation Funds, may lend securities to other financial institutions that provide cash or other securities as collateral. When a fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for a fund.

Transamerica AEGON Money Market does not participate in securities lending.

Small- and Medium Capitalization Companies: Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses. Smaller capitalization companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

Small Capitalization Companies: Investing in small capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of small capitalization companies generally are more volatile than those of larger capitalization companies and are more likely to be adversely affected than larger capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses. Small capitalization companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

Sovereign Debt: Sovereign debt instruments, which are debt obligations issued or guaranteed by a foreign governmental entity, are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on debt that it has issued or guaranteed, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, relationships with other lenders such as commercial banks, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans, or it may ask for forgiveness of interest or principal on its existing debt. On the other hand, a governmental entity may be unwilling to renegotiate the terms of its sovereign debt. There may be no established legal process for a U.S. bondholder (such as the fund) to enforce its rights against a governmental entity that does not fulfill its obligations, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Certain countries in Europe currently have large sovereign debts and/or fiscal deficits which has led to significant uncertainties in the market as to whether or not the governments of those countries will be able pay in full and on time the amounts due in respect of those debts.

Structured Instruments: A fund may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. These may include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued. For structured securities that

124

have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Structured instruments are often subject to heightened liquidity risk. Structured instruments may behave in ways not anticipated by the fund, or they may not receive tax, accounting or regulatory treatment anticipated by the fund.

Tactical Asset Allocation: The fund’s tactical asset management discipline may not work as intended. The fund may not achieve its objective and may not perform as well as other funds using asset management styles, including those based on fundamental analysis or strategic asset allocation. The sub-adviser’s evaluations and assumptions in selecting underlying funds or individual securities may be incorrect in view of actual market conditions, and may result in owning securities that under perform other securities.

The management process might also result in the fund having exposure to asset classes, countries or regions, or industries or groups of industries that underperform other management styles. In addition, the fund’s risk profile with respect to particular asset classes, countries and regions, and industries may change at any time based on the sub-adviser’s allocation decisions.

Underlying Exchange Traded Funds: Because the fund invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund’s investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the fund invests more of its assets in one underlying ETF than in another, the fund will have greater exposure to the risks of that underlying ETF. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Underlying Funds: Because the fund invests its assets in various underlying funds, its ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. Each of the underlying funds in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying funds' shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying fund will be achieved. To the extent that the fund invests more of its assets in one underlying fund than in another, the fund will have greater exposure to the risks of that underlying fund. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying funds in which it invests.

U.S. Government Agency Obligations: Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, such as securities issued by Federal Home Loan Banks and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government sponsored entities in the future.

Valuation: Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ — higher or lower — from the fund's last valuation, and such differences could be significant, particularly for illiquid securities, securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or greater or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different valuation methodology.

Value Investing: The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. A fund may underperform other equity

125

funds that use different investing styles. A fund may also underperform other equity funds using the value style. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Warrants and Rights: Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

Yield (Transamerica Money Market): The fund invests in short-term money market instruments. As a result, the amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low, the fund's expenses could absorb all or a significant portion of the fund's income, and, if a fund's expenses exceed the fund's income, a fund may be unable to maintain its $1.00 share price. If interest rates increase, a fund's yield may not increase proportionately. For example, TAM may discontinue any temporary voluntary fee limitation or recoup expenses previously forgone or reimbursed. The recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on a fund's yield. Under these new regulations, the fund may be required to maintain greater liquidity based on characteristics and anticipated liquidity needs of its shareholders and may have a lower yield than money market funds with a different shareholder base.

Please note that there are other factors that could adversely affect your investment in a fund and that could prevent the fund from achieving its investment objective. More information about risks appears in the Statement of Additional Information. Before investing, you should carefully consider the risks that you will assume.

126

Shareholder Information

Investment Adviser

The Board of Trustees is responsible for overseeing the management and business affairs of Transamerica Funds. It oversees the operation of Transamerica Funds by its officers. It also reviews the management of each fund’s assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of Transamerica Funds is contained in the Statement of Additional Information (“SAI”).

Transamerica Asset Management, Inc. (“TAM”), located at 570 Carillon Parkway, St. Petersburg, FL 33716, serves as investment adviser for Transamerica Funds. TAM is responsible for the day-to-day management of Transamerica Multi-Manager Alternative Strategies Portfolio. For each of the other funds, TAM currently hires investment sub-advisers to furnish investment advice and recommendations and has entered into a sub-advisory agreement with each fund's sub-adviser. The investment adviser also oversees the sub-advisers and monitors the sub-advisers' buying and selling of portfolio securities and investment performance. TAM is paid investment advisory fees for its service as investment adviser to each fund. These fees are calculated on the average daily net assets of each fund.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (“Western Reserve”) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Each fund may rely on an Order from the SEC (Release IC- 23379 dated August 5, 1998) that permits Transamerica Funds and its investment adviser, TAM, subject to certain conditions, and without the approval of shareholders to:

(1)	employ a new unaffiliated sub-adviser for a fund pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;
(2)	materially change the terms of any sub-advisory agreement; and
(3)	continue the employment of an existing sub-adviser on sub-advisory contract terms where a contract has been assigned because of a change of control of the sub-adviser.

Pursuant to the Order, each fund has agreed to provide certain information about new sub-advisers and new sub-advisory agreements to its shareholders.

Advisory Fees Paid for the Fiscal Year Ended October 31, 2011

Each fund paid the following advisory fee as a percentage of its average daily net assets:

Name of Fund	Advisory Fee
Transamerica Asset Allocation-Conservative Portfolio	0.10%
Transamerica Asset Allocation-Growth Portfolio	0.10%
Transamerica Asset Allocation-Moderate Growth Portfolio	0.10%
Transamerica Asset Allocation-Moderate Portfolio	0.10%
Transamerica Capital Growth	0.76%
Transamerica Diversified Equity	0.56%
Transamerica Flexible Income	0.47%
Transamerica Growth Opportunities	0.78%
Transamerica High Yield Bond	0.57%
Transamerica International Bond	0.52%
Transamerica Money Market	0.00%
Transamerica Multi-Managed Balanced	0.63%
Transamerica Multi-Manager Alternative Strategies Portfolio	0.20%
Transamerica Multi-Manager International Portfolio	0.10%
Transamerica Quality Value	0.69%

127

Name of Fund	Advisory Fee
Transamerica Short-Term Bond	0.47%
Transamerica Small/Mid Cap Value	0.79%

As of the date of this prospectus, Transamerica Emerging Markets Debt had not operated for a full fiscal year, so no advisory fee is shown. Advisory fees are 0.60% of the first $400 million; 0.58% in excess of $400 million.

As of the date of this prospectus, Transamerica International Equity had not operated for a full fiscal year, so no advisory fee is shown. Advisory fees are 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; 0.725% over $500 million up to $1 billion; 0.70% in excess of $1 billion.

As of the date of this prospectus, Transamerica Tactical Income had not operated for a full fiscal year, so no advisory fee is shown. Advisory fees are 0.47% of the first $1 billion; 0.45% over $1 billion up to $2 billion; 0.43% in excess of $2 billion.

A discussion regarding the Board of Trustees’ approval of each fund’s investment advisory agreement is available in each fund’s annual report for the fiscal year ended October 31, 2011, except Transamerica International Equity, Transamerica Quality Value and Transamerica Tactical Income. A discussion regarding the Board of Trustees’ approval for Transamerica Tactical Income will be available in the fund’s semi-annual report for the fiscal period ending April 30, 2012. A discussion regarding the Board of Trustees’ approval for Transamerica International Equity and Transamerica Quality Value is available in the fund’s semi-annual report for the fiscal period ended April 30, 2011.

Transamerica Multi-Manager Alternative Strategies Portfolio

The fund is managed by the portfolio manager listed below. The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership in the fund.

Name	Employer	Positions Over Past Five Years
Tim Galbraith	Transamerica Asset Management, Inc.	Chief Investment Officer – Alternative Investments at Transamerica Asset Management, Inc. since 2012; Head of Alternative Investment Strategies at Morningstar Associates, LLC from 2009-2012; Managing Director at Bear Stearns Asset Management from 2001-2009

Portfolio Construction Manager

Morningstar Associates, LLC, 22 West Washington Street, Chicago, IL 60602, is the Portfolio Construction Manager for each fund listed below. Morningstar Associates, LLC, a subsidiary of Morningstar, Inc., has been a registered investment adviser since 1999. As of December 31, 2011, Morningstar Associates, LLC has approximately $22.3 billion in total assets under management.

Pursuant to an Asset Allocation Management Agreement between TAM and Morningstar Associates, LLC, the Portfolio Construction Manager will make each fund’s investment decisions, determine what portion of each fund should be in the underlying funds and what portion, if any, should be held in U.S. Government securities, short-term commercial paper or other assets such as cash. The Portfolio Construction Manager receives compensation from TAM.

Transamerica Asset Allocation-Conservative Portfolio
Transamerica Asset Allocation-Growth Portfolio
Transamerica Asset Allocation-Moderate Portfolio
Transamerica Asset Allocation-Moderate Growth Portfolio
Transamerica Multi-Manager International Portfolio

Portfolio Construction Team

Each of the above listed funds is managed by a portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. The SAI provides additional information about the portfolio construction team’s compensation, other accounts managed by the portfolio construction team, and the portfolio construction team’s ownership in each fund.

128

Name	Employer	Positions Over Past Five Years
Jon Hale, CFA	Morningstar Associates, LLC	Portfolio Manager of the fund since 2006; Employee of Morningstar Associates, LLC since 1995; Co-head of the Investment Advisory group within Morningstar’s Investment Management Division; Chairman of the Investment Committee; Member of the International Asset Class Team
Dan McNeela, CFA	Morningstar Associates, LLC	Portfolio Manager of the fund since 2010; Employee of Morningstar Associates, LLC since 2006; Member of the Asset Allocation Team; Specialization in domestic equity
Hal Ratner	Morningstar Associates, LLC	Portfolio Manager of the fund since 2010; Employee of Morningstar Associates, LLC since 2003; Head of the Asset Allocation Team; Member of the Investment Committee and Fixed Income Team; Specialization in fixed income
Michael Stout, CFA	Morningstar Associates, LLC	Portfolio Manager of the fund since 2006; Employee of Morningstar Associates, LLC since 1993; Member of the Investment Committee; Specialization in domestic equity

Sub-Advisers

Pursuant to an Investment Sub-advisory Agreement between TAM and each sub-adviser on behalf of the respective funds listed below, each sub-adviser shall make investment decisions, buy and sell securities for the fund, conduct research that leads to these purchase and sale decisions, and pay broker-dealers a commission for these trades (which can include payments for research and brokerage services).

Each sub-adviser receives compensation from TAM.

Fund	Sub-Adviser	Sub-Adviser Address
Transamerica Flexible Income	AEGON USA Investment Management, LLC	4333 Edgewood Road NE Cedar Rapids, IA 52499
Transamerica High Yield Bond
Transamerica Money Market
Transamerica Short-Term Bond
Transamerica Tactical Income

Transamerica Multi-Managed Balanced	BlackRock Financial Management, Inc.	55 East 52nd Street New York, NY 10055

Transamerica International Bond Transamerica Multi-Managed Balanced	J.P. Morgan Investment Management Inc.	270 Park Avenue New York, NY 10017

Transamerica Emerging Markets Debt	Logan Circle Partners, LP	1717 Arch Street Suite 1500 Philadelphia, PA 19103

Transamerica Capital Growth	Morgan Stanley Investment Management Inc.	522 Fifth Avenue New York, NY 10036
Transamerica Growth Opportunities

129

Fund	Sub-Adviser	Sub-Adviser Address
Transamerica Small/Mid Cap Value	Systematic Financial Management L.P..	300 Frank W. Burr Blvd. Glenpointe East 7th Floor Teaneck, NJ 07666

Transamerica International Equity	Thompson, Siegel & Walmsley LLC	6806 Paragon Place Suite 300 Richmond, VA 23230

Transamerica Diversified Equity	Wellington Management Company, LLP	280 Congress Street Boston, MA 02210
Transamerica Quality Value

Further Information About Each Sub-adviser

AEGON USA Investment Management, LLC, a subsidiary of AEGON N.V., has been a registered investment adviser since December 2001. As of December 31, 2011, AEGON USA Investment Management, LLC has approximately $112.8 billion in total assets under management.

BlackRock Investment Management, LLC, a subsidiary of BlackRock, Inc., has been a registered investment adviser since 1988. As of December 31, 2011, BlackRock Investment Management, LLC has approximately $3.51 trillion in total assets under management.

J.P. Morgan Investment Management Inc. is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company. As of December 31, 2011, J.P. Morgan Investment Management Inc. and its affiliates has $1.336 trillion in assets under management.

Logan Circle Partners, LP, a subsidiary of Fortress Investment Group LLC, has been a registered investment adviser since 2007. As of December 31, 2011, Logan Circle Partners, LP has approximately $13.5 billion in total assets under management.

Morgan Stanley Investment Management Inc. , a subsidiary of Morgan Stanley, has been a registered investment adviser since 1981. As of December 31, 2011, Morgan Stanley Investment Management Inc. has approximately $287.4 billion in total assets under management.

Systematic Financial Management L.P., a subsidiary of Affiliated Managers Group, has been a registered investment adviser since 1982. As of December 31, 2011, Systematic Financial Management L.P. has approximately $11 billion in total assets under management.

Thompson, Siegel & Walmsley LLC, a majority-owned subsidiary of Old Mutual (US) Holdings, Inc. (“OM”), a subsidiary of OM, has been a registered investment adviser since 1970. As of December 31, 2011, Thompson, Siegel & Walmsley LLC has approximately $6.8 billion in total assets under management.

Wellington Management Company, LLP , a Massachusetts limited liability partnership, is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management Company, LLP and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2011, Wellington Management Company, LLP had investment management authority with respect to approximately $651 billion in assets.

Portfolio Manager(s)

Each fund is managed by the portfolio manager(s) listed below. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership in each fund they manage.

130

Transamerica Capital Growth

Name/Year Joined Fund	Sub-Adviser	Positions Over Past Five Years
Dennis P. Lynch	Morgan Stanley Investment Management Inc.	Portfolio Manager of the fund since 2011; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 1998; Managing Director; Team leader for the Growth team
David S. Cohen	Morgan Stanley Investment Management Inc.	Portfolio Manager of the fund since 2011; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 1993; Managing Director; Senior member of the Growth team
Sam G. Chainani, CFA	Morgan Stanley Investment Management Inc.	Portfolio Manager of the fund since 2011; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 1996; Managing Director; Senior member of the Growth team
Alexander T. Norton	Morgan Stanley Investment Management Inc.	Portfolio Manager of the fund since 2011; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 2000; Executive Director; Senior member of the Growth team
Jason C. Yeung, CFA	Morgan Stanley Investment Management Inc.	Portfolio Manager of the fund since 2011; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 2002; Managing Director; Senior member of the Growth team
Armistead B. Nash	Morgan Stanley Investment Management Inc.	Portfolio Manager of the fund since 2011; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 2002; Executive Director; Senior member of the Growth team

Transamerica Diversified Equity

Name/Year Joined Fund	Sub-Adviser	Positions Over Past Five Years
Paul E. Marrkand, CFA	Wellington Management Company, LLP	Portfolio Manager of the fund since 2011; Senior Vice President and Equity Portfolio Manager of Wellington Management Company, LLP; joined the firm as an investment professional in 2005

Transamerica Emerging Markets Debt

Name	Sub-Adviser	Positions Over Past Five Years
Scott Moses, CFA	Logan Circle Partners, LP	Portfolio Manager of the fund since 2011; Employee of Logan Circle Partners, LP since 2007; Portfolio Manager for the Logan Circle emerging markets fixed income strategies

131

Name	Sub-Adviser	Positions Over Past Five Years
Todd Howard, CFA	Logan Circle Partners, LP	Portfolio Manager of the fund since 2011; Employee of Logan Circle Partners, LP since 2007; Portfolio Manager for the Logan Circle international strategies

Transamerica Flexible Income

Name	Sub-Adviser	Positions Over Past Five Years
Brian W. Westhoff, CFA	AEGON USA Investment Management, LLC	Portfolio Manager of the fund with AEGON USA Investment Management, LLC since 2011; Portfolio Manager of the fund with Transamerica Investment Management, LLC from 2005 – 2011
Bradley J. Beman, CFA	AEGON USA Investment Management, LLC	Portfolio Manager of the fund since 2011; Portfolio Manager with AEGON USA Investment Management, LLC since 1997; Chief Investment Officer since 2011; Director – Public High Yield (1997 – present)
Greg Haendel, CFA	AEGON USA Investment Management, LLC	Portfolio Manager of the fund with AEGON USA Investment Management, LLC since 2011; Portfolio Manager of the fund with Transamerica Investment Management, LLC from 2008 – 2011; Prior to 2008, Portfolio Manager with Transamerica Investment Management, LLC
David Halfpap, CFA	AEGON USA Investment Management, LLC	Portfolio Manager of the fund since 2011; Portfolio Manager with AEGON USA Investment Management, LLC since 1979; Senior Vice President (1995 – present); Head of Investment Strategy since 2011; Member of Pension Investment Committee
Rick Perry, CFA	AEGON USA Investment Management, LLC	Portfolio Manager of the fund since 2011; Portfolio Manager with AEGON USA Investment Management, LLC since 2000; Director of Investment Grade since 2006
Jim Schaeffer	AEGON USA Investment Management, LLC	Portfolio Manager of the fund since 2011; Portfolio Manager with AEGON USA Investment Management, LLC since 2004; Director of Distressed Debt since 2004

Transamerica Growth Opportunities

Name/Year Joined Fund	Sub-Adviser	Positions Over Past Five Years
Dennis P. Lynch	Morgan Stanley Investment Management Inc.	Portfolio Manager of the fund since 2011; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 1998; Managing Director; Team leader for the Growth team

132

Name/Year Joined Fund	Sub-Adviser	Positions Over Past Five Years
David S. Cohen	Morgan Stanley Investment Management Inc.	Portfolio Manager of the fund since 2011; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 1993; Managing Director; Senior member of the Growth team
Sam G. Chainani, CFA	Morgan Stanley Investment Management Inc.	Portfolio Manager of the fund since 2011; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 1996; Managing Director; Senior member of the Growth team
Alexander T. Norton	Morgan Stanley Investment Management Inc.	Portfolio Manager of the fund since 2011; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 2000; Executive Director; Senior member of the Growth team
Jason C. Yeung, CFA	Morgan Stanley Investment Management Inc.	Portfolio Manager of the fund since 2011; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 2002; Managing Director; Senior member of the Growth team
Armistead B. Nash	Morgan Stanley Investment Management Inc.	Portfolio Manager of the fund since 2011; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 2002; Executive Director; Senior member of the Growth team

Transamerica High Yield Bond

Name/Year Joined Fund	Sub-Adviser	Positions Over Past Five Years
Bradley J. Beman, CFA	AEGON USA Investment Management, LLC	Portfolio Manager of the fund since 1997; Portfolio Manager with AEGON USA Investment Management, LLC since 1997; Chief Investment Officer since 2011; Director – Public High Yield (1997 – present)
Kevin Bakker, CFA	AEGON USA Investment Management, LLC	Portfolio Manager of the fund since 2007; Portfolio Manager with AEGON USA Investment Management, LLC since 2007; Senior Research Analyst since 2003
Benjamin D. Miller, CFA	AEGON USA Investment Management, LLC	Portfolio Manager of the fund since 2006; Portfolio Manager with AEGON USA Investment Management, LLC since 2006
Jim Schaeffer	AEGON USA Investment Management, LLC	Portfolio Manager of the fund since 2011; Portfolio Manager with AEGON USA Investment Management, LLC since 2004; Director of Distressed Debt since 2004

133

Transamerica International Equity

Name/Year Joined Fund	Sub-Adviser	Positions Over Past Five Years
Brandon H. Harrell, CFA	Thompson, Siegel & Walmsley LLC	Portfolio Manager of the fund since 2011; Portfolio Manager of TS&W International Equity Portfolio from October 31, 2005 to February 28, 2011; Portfolio Manager of TS&W International Small Cap since December 31, 2007

Transamerica International Bond

Name	Sub-Adviser	Positions Over Past Five Years
Jon B. Jonsson	J.P. Morgan Investment Management Inc.	Portfolio Manager of the fund since 2005; Employee of J.P. Morgan Investment Management Inc. since 1998; Managing Director; Head of portfolio management and lead Portfolio Manager for London multi-sector strategies

Transamerica Multi-Managed Balanced

Name/Year Joined Fund	Sub-Adviser	Positions Over Past Five Years
Matthew Marra	BlackRock Financial Management, Inc.	Portfolio Manager of the fund since 2011; Portfolio Manager with BlackRock Financial Management, Inc. since 1997; Managing Director; Member of the BlackRock Portfolio Management Group (PMG) Fundamental Fixed Income Multi-Sector & Mortgages Group
Eric Pellicciaro	BlackRock Financial Management, Inc.	Portfolio Manager of the fund since 2011; Portfolio Manager with BlackRock Financial Management, Inc. since 1996; Managing Director; Head of the BlackRock Portfolio Management Group (PMG) Fundamental Fixed Income Global Rates Investments Group
Rick Rieder	BlackRock Financial Management, Inc.	Portfolio Manager of the fund since 2011; Portfolio Manager with BlackRock Financial Management, Inc. since 2009; Managing Director; Chief Investment Officer of Fixed Income, Fundamental Portfolios; Head of the BlackRock Portfolio Management Group (PMG) Fundamental Fixed Income Global Credit Business and Credit Strategies, Multi-Sector and Mortgage Groups; Member of the Fixed Income Executive Committee and the Operating, Leadership and Capital Committees; From 2008 - 2009, President and CEO at R3 Capital Partners; From 1987 – 2008, various positions at Lehman Brothers

134

Name/Year Joined Fund	Sub-Adviser	Positions Over Past Five Years
Bob Miller	BlackRock Financial Management, Inc.	Portfolio Manager of the fund since 2011; Portfolio Manager with BlackRock Financial Management, Inc. since 2011; Managing Director; Member of the BlackRock Portfolio Management Group (PMG) Fundamental Fixed Income Multi-Sector Team; Portfolio Manager of BlackRock Core Bond, Total Return and Strategic Income Opportunities Funds; From 1991 – 2011, Co-Founder and Partner, Round Table Investment Management Company; various positions at Bank of America
Scott Blasdell, CFA	J.P. Morgan Investment Management Inc.	Portfolio Manager of the fund since 2011; Employee of J.P. Morgan Investment Management Inc. since 1999; Managing Director; Member of the Structured Equity Team; Specialties include enhanced index strategies
Terance Chen, CFA	J.P. Morgan Investment Management Inc.	Portfolio Manager of the fund since 2011; Employee of J.P. Morgan Investment Management Inc. since 1994; Managing Director; Member of the U.S. Equity Group; Specialties include enhanced index strategies
Raffaele Zingone, CFA	J.P. Morgan Investment Management Inc.	Portfolio Manager of the fund since 2011; Employee of J.P. Morgan Investment Management Inc. since 1991; Managing Director; Head of the U.S. Structured Equity Group; Specialties include large cap structured equity portfolios

Transamerica Quality Value

Name/Year Joined Fund	Sub-Adviser	Positions Over Past Five Years
Matthew G. Baker	Wellington Management Company, LLP	Portfolio Manager of the fund since 2010; Vice President and Equity Portfolio Manager of Wellington Management Company, LLP; joined the firm as an investment professional in 2004
Edward P. Bousa, CFA	Wellington Management Company, LLP	Portfolio Manager and Securities Analysis of the fund since 2010; Senior Vice President and Equity Portfolio Manager of Wellington Management Company, LLP; joined the firm as an investment professional in 2000

Transamerica Short-Term Bond

Name/Year Joined Fund	Sub-Adviser	Positions Over Past Five Years
Greg Haendel, CFA	AEGON USA Investment Management, LLC	Lead Portfolio Manager of the fund with AEGON USA Investment Management, LLC since 2011; Lead Portfolio Manager of the fund with Transamerica Investment Management, LLC from 2005 – 2011

135

Name/Year Joined Fund	Sub-Adviser	Positions Over Past Five Years
Garry Creed, CFA	AEGON USA Investment Management, LLC	Portfolio Manager of the fund since 2011; Portfolio Manager with AEGON USA Investment Management, LLC since 2011; Director of Credit Research since 2006
Doug Weih, CFA	AEGON USA Investment Management, LLC	Portfolio Manager of the fund since 2011; Portfolio Manager with AEGON USA Investment Management, LLC since 2003; Director of Public Securitized Bonds since 2009

Transamerica Small/Mid Cap Value

Name/Year Joined Fund	Sub-Adviser	Positions Over Past Five Years
Kenneth Burgess, CFA	Systematic Financial Management L.P.	Portfolio Manager of the fund since 2011; Partner of Systematic Financial Management L. P. since 1997, and employed with the Firm since 1993; Specialties include cash flow analysis and small cap equities
Ron Mushock, CFA	Systematic Financial Management L.P.	Portfolio Manager of the fund since 2011; Partner of Systematic Financial Management L. P. since 2005, and employed with the Firm since 1997; Specialties include mid and small-mid cap portfolios

Transamerica Tactical Income

Name	Sub-Adviser	Positions Over Past Five Years
Jeffrey Whitehead, CFA	AEGON USA Investment Management, LLC	Portfolio Manager of the fund since 2011; Portfolio Manager with AEGON USA Investment Management, LLC since 2001; Senior Vice President since 2003; Head of Tactical Portfolio Management since 2011

Disclosure of Portfolio Holdings

A detailed description of each fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI and available on the Transamerica Funds website at www.transamericafunds.com..

Prior Performance for Similar Accounts

Wellington Management Company, LLP . The performance information shown below represents composites of the prior performance of certain discretionary accounts (the “Other Accounts”) managed by Wellington Management Company, LLP (the “sub-adviser”). The Wellington Management Diversified Growth Composite reflects other accounts having investment objectives, policies and strategies substantially similar to Transamerica Diversified Equity while the Wellington Management Quality Value Composite reflects other accounts having investment objectives, policies and strategies substantially similar to Transamerica Quality Value. The sub-adviser has prepared the historical performance shown for each composite in compliance with the Global Investment Performance Standards. This methodology differs from the guidelines of the Securities and Exchange Commission for calculating performance of mutual funds.

The past performance of the Other Accounts is not indicative of future rates of return, nor is that past performance an indication of future fund performance. A fund’s actual performance may vary significantly from the past performance of the relevant composite. Differences in asset size and cash flows may result in different security selections, differences in relative weightings

136

of securities or differences in prices paid for particular portfolio holdings. In addition, the Other Accounts were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composites.

The composite performance presented below is shown on both a gross and net basis. The gross performance results do not reflect the deduction of management fees and other charges applicable to the accounts that make up the composites. The net performance results have been adjusted to reflect the current operating expenses of Class A shares of the funds. The composite net performance results do not reflect Class A sales charges. If they did, returns would be lower. The net performance for other share classes will vary due to differences in sales charge structure and class expenses. The bar charts illustrate the variability of the returns of the respective composite. The tables compare the investment results for the respective composite to that of an index measuring the broad market over different periods of time.

The composite performance is not that of the funds, should not be interpreted as indicative of the funds’ future performance, and should not be considered a substitute for the funds’ performance.

Year-by-Year Total Return as of 12/31 each year (%)

Wellington Management Diversified Growth Composite

Wellington Management Quality Value Composite

137

Average Annual Total Returns (for periods ended December 31, 2011)

	1 Year	5 Years	10 Years
Wellington Management Diversified Growth Composite (gross of expenses)	-3.15%	2.69%	4.85%
Wellington Management Diversified Growth Composite (net of expenses)	-4.62%	1.14%	3.28%
Russell 1000® Growth Index	2.64%	2.50%	2.60%

Average Annual Total Returns (for periods ended December 31, 2011)

	1 Year	5 Years	10 Years
Wellington Management Quality Value Composite (gross of expenses)	0.04%	1.96%	5.95%
Wellington Management Quality Value Composite (net of expenses)	-1.28%	0.62%	4.56%
Russell 1000® Value Index	0.39%	-2.64%	3.89%

Prior Performance for Similar Accounts

Logan Circle Partners, LP. The performance information shown below represents a composite of the prior performance of certain discretionary accounts (the “Other Accounts”) managed by Logan Circle Partners, LP (the “sub-adviser”) with substantially similar investment objectives, policies and strategies as Transamerica Emerging Markets Debt. The sub-adviser has prepared the historical performance shown for the composite in compliance with the Global Investment Performance Standards. This methodology differs from the guidelines of the Securities and Exchange Commission for calculating performance of mutual funds.

The past performance of the Other Accounts is not indicative of future rates of return, nor is that past performance an indication of future fund performance. A fund’s actual performance may vary significantly from the past performance of the relevant composite. Differences in asset size and cash flows may result in different security selections, differences in relative weightings of securities or differences in prices paid for particular portfolio holdings. In addition, the Other Accounts were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composites.

The composite performance presented below is shown on both a gross and net basis. The gross performance results do not reflect the deduction of management fees and other charges applicable to the accounts that make up the composite. The net performance results have been adjusted to reflect the current operating expenses of Class A shares of the fund. The composite net performance results do not reflect Class A sales charges. If they did, returns would be lower. The net performance for other share classes will vary due to differences in sales charge structure and class expenses. The bar chart illustrates the variability of the returns of the composite. The table compares the investment results for the composite to that of an index measuring the broad market over different periods of time.

The composite performance is not that of the fund, should not be interpreted as indicative of the fund’s future performance, and should not be considered a substitute for the fund’s performance.

138

Year-by-Year Total Return as of 12/31 each year (%)

Logan Circle GIPS Emerging Market Composite

Average Annual Total Returns (for periods ended December 31, 2011)

	1 Year	5 Years	Since Inception	Inception Date
Logan Circle GIPS Emerging Market Composite (gross of expenses)	5.09%	11.58%	12.21%	11/1/2006
Logan Circle GIPS Emerging Market Composite (net of expenses)	3.99%	10.35%	10.97%
J.P. Morgan Emerging Markets Bond Index Global	8.47%	8.08%	8.21%	11/1/2006

To Contact Transamerica Funds

•	Customer Service: 1-888-233-4339
•	Internet: www.transamericafunds.com
•	Fax: 1-888-329-4339
Mailing Address:	Transamerica Fund Services, Inc. P.O. Box 219945 Kansas City, MO 64121-9945
Overnight Address:	Transamerica Fund Services, Inc. 330 W. 9th Street Kansas City, MO 64105

The Following Information Applies to Class A, Class B, Class C, Class I and Class T Shares (Class B and Class T Shares are Closed to New Investors).

Opening an Account

Fill out the New Account Application, which is available on our website. Transamerica Funds requires all applications to include an investment representative or an approved broker-dealer of record. An approved broker-dealer is one that is providing services under a valid dealer sales agreement with the funds’ distributor.

IRAs and other retirement plan accounts require different applications, which you can request by calling Customer Service or by visiting our website at www.transamericafunds.com.

139

Note: To help the U.S. Government fight the funding of terrorism and money laundering activities, the USA PATRIOT Act requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account. On your application, be sure to include your name, date of birth (if an individual), residential address and Social Security Number or taxpayer identification number. If there are authorized traders on your account, please provide this information for each trader. If you do not provide this information, your account will not be established. If Transamerica Funds cannot verify your identity within 30 days from the date your account is established, your account may be closed based on the next calculated net asset value per share (“NAV”).

Minimum Investment

Class A, Class B, Class C and Class T Shares:

Type of Account	Minimum Initial Investment (per fund account)	Minimum Subsequent Investment (per fund account)
Regular Accounts	$1,000	$50
IRA, Roth IRA or Coverdell ESA	$1,000	$50
Employer-sponsored Retirement Plans (includes 403(b), SEP and SIMPLE IRA plans)	$1,000	$50
Uniform Gift to Minors (“UGMA”) or Transfer to Minors (“UTMA”)	$1,000	$50
Payroll Deduction and Automatic Investment Plans	$ 500	$50*

Class I Shares**:

Type of Account	Minimum Initial Investment (per fund account)	Minimum Subsequent Investment (per fund account)
Regular Accounts	$1,000,000	N/A
IRA, Roth IRA or Coverdell ESA	$1,000,000	N/A
Employer-sponsored Retirement Plans	Waived	N/A
Uniform Gift to Minors (“UGMA”) or Transfer to Minors (“UTMA”)	$1,000,000	N/A
Payroll Deduction and Automatic Investment Plans	$1,000,000	$50*
*	Minimum monthly per fund account investment.
Note: Transamerica Funds reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part. Omnibus accounts maintained on behalf of certain 401(k) and other retirement plans are not subject to these account minimum requirements. The minimums may be waived for certain employer-sponsored retirement plans under which the employee limits his or her salary deferral purchase to one fund account. There are no minimums for “wrap” accounts for the benefit of clients of certain broker-dealers, financial institutions, or financial planners who have entered into arrangements with Transamerica Funds or Transamerica Capital, Inc. (“TCI”), and for investments made by a retirement plan described in Section 401(a), 401(k), 401(m), 403(b) or 457 of the Internal Revenue Code.
**	Class I shares of the Transamerica Funds listed in this prospectus are currently primarily offered for investment to institutional investors including, but not limited to, fee-based programs, qualified retirement plans, certain endowment plans and foundations and Directors, Trustees and employees of the funds’ affiliates. The minimum investment for Class I shares is $1,000,000 per fund account, but will be waived for certain investors, including fee-based programs, qualified retirement plans, certain endowment plans and foundations, financial intermediaries that submit trades on behalf of underlying investors, shareholders who received Class I shares in the conversion of Class P shares to Class I shares on February 10, 2012, Directors, Trustees and officers of any Transamerica-sponsored funds, and employees of Transamerica and its affiliates.

By Mail

•	Send your completed application and check made payable to Transamerica Fund Services, Inc.

Through an Authorized Dealer

•	The dealer is responsible for opening your account and providing Transamerica Funds with your taxpayer identification number.

Buying Shares

Investors may purchase shares of the funds at the “offering price” of the shares, which is the net asset value per share plus any applicable initial sales charge. Please note that purchase requests initiated through an automated service that exceeds $50,000 per day may be rejected and must be submitted by check or via bank wire.

140

Shareholders who have purchased Class B shares of a fund before 4:00 p.m. on July 14, 2010 (such shareholders, “Existing Class B Shareholders” and such time, the “Close Time”) may continue to hold those shares until they automatically convert to Class A shares as provided in the existing conversion schedule set forth under “Shareholder Information – Choosing a Share Class.”

Effective as of the Close Time, Class B shares of each fund will no longer be offered for purchase — including to Existing Class B Shareholders — except in the following circumstances:

•	Existing Class B Shareholders that have established 403(b) or SIMPLE IRA accounts directly with Transamerica Funds before the Close Time may make additional purchases of Class B shares of the funds in those accounts after the Close Time.
•	Existing Class B Shareholders that have established automatic investment and/or payroll deduction accounts directly with the Trust before the Close Time may continue to make additional purchases of Class B shares of the funds pursuant to those programs after the Close Time.
•	Existing Class B Shareholders may also continue to exchange their Class B shares for Class B shares of other funds, subject to the requirements described in the prospectus under “Shareholder Information – Exchanging Shares.”
•	Existing Class B Shareholders may continue to add to their accounts through dividend and capital gains reinvestments.

Except in the circumstances set forth above, any purchase order for a fund’s Class B shares received after the Close Time will not be processed in Class B shares. All other features of Class B shares described in the prospectus — including contingent deferred sales charges, Rule 12b-1 distribution and service fees, and conversion and redemption features — will remain unchanged and will continue in effect after the Close Time.

Class T shares are not available to new investors; only existing Class T shareholders may purchase additional Class T shares.

Each fund reserves the right to make additional exceptions or otherwise to modify the foregoing policies at any time.

By Check

•	Make your check payable and send to Transamerica Fund Services, Inc.
•	If you are opening a new account, send your completed application along with your check.
•	If you are purchasing shares in an existing account(s), please reference your account number(s) and the Transamerica fund(s) in which you wish to invest. If you do not specify the fund(s) in which you wish to invest, and your referenced account is invested in one fund, your check will be deposited into such fund.
•	Redemption proceeds will be withheld for 15 calendar days from the date of purchase for funds to clear. Certain exceptions may apply.
•	Transamerica Funds does not accept money orders, traveler’s checks, starter checks, credit card convenience checks or cash. Cashier’s checks and third-party checks may be accepted, subject to approval by Transamerica Funds.

By Automatic Investment Plan

•	With an Automatic Investment Plan (“AIP”), a level dollar amount is invested monthly and payment is deducted electronically from your bank account. Due to your bank’s requirements, please allow up to 30 days for your AIP to begin. Investments may be made between the 3rd and 28th of each month only, and will occur on the 15th if no selection is made. Call Customer Service for information on how to establish an AIP or visit our website to obtain an AIP request form.

By Telephone

•	You may request an electronic transfer of funds from your bank account to your Transamerica Funds account. The electronic bank link option must be established in advance before Automated Clearing House (“ACH”) purchases will be accepted. Call Customer Service or visit our website at www.transamericafunds.com for information on how to establish an electronic bank link. Due to your bank’s requirements, please allow up to 30 days to establish this option.

Through an Authorized Dealer

•	If your dealer has already established your account for you, no additional documentation is needed. Call your dealer to place your order. Transamerica Funds must receive your payment within three business days after your order is accepted.

141

By the Internet

•	You may request an electronic transfer of funds from your bank account to your Transamerica Funds account. The electronic bank link option must be established in advance before ACH purchases will be accepted. Call Customer Service or visit our website at www.transamericafunds.com for information on how to establish an electronic bank link.

By Payroll Deduction

•	You may have money transferred regularly from your payroll to your Transamerica Funds account. Call Customer Service to establish this option.

By Wire Transfer

•	You may request that your bank wire funds to your Transamerica Funds account (note that your bank may charge a fee for such service). You must have an existing account to make a payment by wire transfer. Ask your bank to send your payment to:
Bank of America, NA, Charlotte, NC, ABA#026009593 Credit: Transamerica Funds Acct #3600622064 Ref: Shareholder name, Transamerica fund and account numbers.
•	Shares will be purchased at the next determined NAV after receipt of your wire if you have supplied all other required information.

Other Information

If your check, draft or electronic transfer is returned unpaid by your bank, you will be charged a fee of $20 for each item that has been returned.

Transamerica Funds reserves the right to terminate your electronic draft privileges if the drafts are returned unpaid by your bank.

Transamerica Funds or its agents may reject a request for purchase of shares at any time, in whole or in part, including any purchase under the exchange privilege and any purchase request that does not include an investment representative or an approved broker-dealer. To the extent authorized by law, Transamerica Funds and each of the funds reserve the right to discontinue offering shares at any time, to merge or liquidate a class of shares or to cease operations entirely.

Selling Shares

Selling shares is also referred to as “redeeming” shares. You can redeem your shares at any time.

Proceeds from the redemption of your shares will usually be sent within three business days after receipt in good order of your request for redemption (unless you request to receive payment by wire or another option described below). However, Transamerica Funds has the right to take up to seven days to pay your redemption proceeds, and may postpone payment under certain circumstances, as authorized by law. In cases where shares have recently been purchased and the purchase money is not yet available, redemption proceeds will be withheld for 15 calendar days from the date of purchase for funds to clear. Certain exceptions may apply. Shares purchased by wire are immediately available and are not subject to the 15 day holding period.

Please note that redemption requests greater than $50,000 per day must be submitted in writing. In addition, amounts greater than $50,000 cannot be sent via ACH (check or federal funds wire only). Additionally, requests totaling more than $100,000 must be in writing with an original signature guarantee for all shareholders.

The electronic bank link option must be established in advance for payments made electronically to your bank such as ACH or expedited wire redemptions. Call Customer Service to verify this feature is in place on your account or to obtain information on how to establish the electronic bank link.

To request your redemption and receive payment by:

Direct Deposit – ACH

•	You may request an “ACH redemption” in writing, by phone or by internet access to your account. Payment should usually be received by your bank account 2-4 banking days after your request is received in good order. Transamerica Funds does not charge for this payment option. Certain IRAs and qualified retirement plans may not be eligible via the internet.

142

Direct Deposit – Wire

•	You may request an expedited wire redemption in writing or by phone. The electronic bank link must be established in advance. Otherwise, an original signature guarantee will be required. Wire redemptions have a minimum of $1,000 per wire. Payment should be received by your bank account the next banking day after your request is received in good order. Transamerica Funds charges $10 for this service. Your bank may charge a fee as well.

Check to Address of Record

•	Written Request – Send a letter requesting a withdrawal to Transamerica Funds. Specify the fund, account number, and dollar amount or number of shares you wish to redeem. Be sure to include all shareholders’ signatures and any additional documents, as well as an original signature guarantee(s) if required. If you are requesting a distribution from an IRA, federal tax withholding of 10% will apply unless you elect otherwise. If you elect to withhold, the minimum tax withholding rate is 10%.
•	Telephone or Internet Request – You may request your redemption by phone or internet. Certain IRAs and qualified retirement plans may not be eligible.

Check to Another Party/Address

•	This request must be in writing, regardless of amount, signed by all account owners with an original signature guarantee.

Systematic Withdrawal Plan (by Direct Deposit – ACH or Check)

•	You can establish a Systematic Withdrawal Plan (“SWP”) either at the time you open your account or at a later date. Call Customer Service for information on how to establish a SWP, or visit our website to obtain the appropriate form to complete.

Through an Authorized Dealer

•	You may redeem your shares through an authorized dealer (they may impose a service charge). Contact your Registered Representative or call Customer Service for assistance.

Your Request to Sell Your Shares and Receive Payment May Be Subject to:

•	The type of account you have and if there is more than one shareholder.
•	The dollar amount you are requesting; redemptions over $50,000 must be in writing and those redemptions totaling more than $100,000 require a written request with an original signature guarantee for all shareholders on the account.
•	A written request and original signature guarantee may be required if there have been recent changes made to your account (such as an address change) or other such circumstances. For your protection, if an address change was made in the last 10 days, Transamerica Funds requires a redemption request in writing, signed by all account owners with an original signature guarantee.
•	When redeeming all shares from an account with an active AIP, your AIP will automatically be stopped. Please contact Customer Service if you wish to re-activate your AIP.
•	Each fund reserves the right to refuse a telephone redemption request if it is believed it is advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.
•	Redemption proceeds will be withheld for 15 calendar days from the date of purchase for funds to clear. Certain exceptions may apply.
•	Shares will normally be redeemed for cash, although each fund retains the right to redeem its shares in kind. Please see the SAI for more details.
•	If you request that a withdrawal check be delivered overnight, a $20 overnight fee will be charged; for Saturday delivery, a $30 overnight fee will be charged.

Please see additional information relating to original signature guarantee later in this prospectus.

Involuntary Redemptions

The fund reserves the right, to the fullest extent permitted by law, to close your account if the account value falls below the fund’s minimum account balance, including solely due to declines in NAV, or you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the fund (such as market timing).

143

Exchanging Shares

•	You may request an exchange in writing, by phone, or by accessing your account through the internet.
•	You can exchange shares in one fund for shares in the same class of another fund offered in this prospectus.
•	Class A, B, C and T shares minimum exchange to a new fund account is $1,000. This minimum is reduced to $500 per fund account if you elect to establish an AIP and invest a minimum of $50 per month, per fund account. If you want to exchange between existing fund accounts, the required minimum will be $50 per fund account.
•	Class I shares minimum exchange to a new fund account is $1,000,000 per fund account but will be waived for certain investors as outlined within the Minimum Investment Section.
•	An exchange is treated as a redemption of a fund’s shares, followed by a purchase of the shares of the fund into which you exchanged. Prior to making exchanges into a fund that you do not own, please read the prospectus for that fund carefully.
•	If you exchange all your shares to a new fund, any active systematic plan that you maintain with Transamerica Funds will also carry over to this new fund unless otherwise instructed.
•	Class T shares of Transamerica Diversified Equity may be exchanged for only Class A shares of any Transamerica fund offered in this prospectus, other than Transamerica Diversified Equity.
•	You may not exchange other classes of shares of the Transamerica Funds for Class T shares of Transamerica Diversified Equity.
•	In certain circumstances, shares of one class of a fund may also be exchanged directly for shares of another class of the same fund, as described in the Statement of Additional Information.
•	Transamerica Funds reserves the right to modify or terminate the exchange privilege at any time upon 60 days’ written notice.
•	Transamerica Funds reserves the right to deny any exchange request involving transactions between classes of shares. Please review your individual circumstances with your financial professional.
•	The minimum exchange amount may be waived with respect to transactions in omnibus accounts maintained on behalf of certain 401(k) and other retirement plans.

Converting Shares

If you hold Class A, C, I2 or T shares and are eligible to purchase Class I shares as described under the Minimum Investment section, you may be eligible to convert your class A, C, I2 or T shares to Class I shares of the same fund, subject to the discretion of Transamerica Fund Services, Inc., to permit or reject such a conversion. Please contact your financial adviser or Customer Service for conversion instructions.

A conversion between share classes of the same fund is a nontaxable event.

If you convert from one class of shares to another, the transaction will be based on the respective NAVs of the two classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day’s NAV. At the time of conversion, the total dollar value of your “old” shares will equal the total dollar value of your “new” shares. However, subsequent share price fluctuations may decrease or increase the total dollar value of your “new” shares compared with that of your “old” shares.

Choosing a Share Class

Individual investors can generally invest in Class A and Class C shares. The amount of your investment and the amount of time that you plan to hold your shares will determine which class of shares you should choose. You should make this decision carefully because all of your future investments in your account will be in the same share class that you designate when you open your account. Your financial professional can help you choose the share class that makes the best sense for you.

If you are investing a large amount and/or plan to hold your shares for a long period, Class A shares may make the most sense for you. If you are investing a lesser amount, you may want to consider Class C shares if you plan to invest for a period of less than 5 years.

Transamerica Funds may, at any time and in its sole discretion, add, delete, or change the sales charges for any share class.

144

Class A Shares – Front Load

With Class A shares, you pay an initial sales charge only when you buy shares. (The offering price includes the sales charge.)

Note: You do not pay an initial sales charge on Class A Transamerica Money Market purchases. There are 12b-1 distribution and service fees of up to 0.30% per year.

If you are investing $1 million or more in a Transamerica Fund (other than Transamerica Short-Term Bond), you can purchase Class A shares without any sales charge. However, if you redeem any of those shares within the first 24 months after buying them, you will pay a 1.00% contingent deferred sales charge (“CDSC”), unless they were purchased through a retirement plan described in Section 401(a), 401(k), 401(m), or 457 of the Internal Revenue Code, or through a “wrap” account for the benefit of clients of certain broker-dealers, financial institutions, or financial planners who have entered into arrangements with Transamerica Funds or TCI. In the event that you exchange Class A shares purchased in an amount of $1 million or more for shares of another fund, you will be charged the CDSC imposed by the fund into which you exchange your shares. The term of this CDSC will commence on the date that you initially purchase Class A shares of a Transamerica fund in an amount of $1 million or more.

If you invest $250,000 or more in Transamerica Short-Term Bond, you can purchase Class A shares without any sales charge. However, if you redeem any of these shares within the first 12 months after buying them, you will pay a 0.75% CDSC, unless they were purchased in a retirement plan or “wrap” account as described above. In the event that you exchange any of these shares for shares of another fund, you will be charged the CDSC imposed by the fund into which you exchange your shares. The term of this CDSC will commence on the date that you initially purchase Class A shares of Transamerica Short-Term Bond without any sales charge as described in this paragraph.

Class B Shares – Back Load

Class B shares are not available for purchase, except as provided below:

(1)	Through a previously established Simple IRA or 403(b)7 fund account held directly with the fund where State Street Bank is the custodian.
(2)	Through a previously established automated purchase plan, such as an AIP or payroll deduction, held directly with the fund.

Existing Class B shareholders may continue to hold their shares until they automatically convert to Class A shares after 8 years, as provided in the existing conversion schedule.

Existing Class B shareholders will be charged a CDSC upon redemption according to the table below:

Contingent Deferred Sales Charge – Class B Shares
Year after Purchasing	As a % of Dollar Amount (Subject to Change)
First	5%
Second	4%
Third	3%
Fourth	2%
Fifth	1%
Sixth and Later	0%

Class B shares purchased prior to March 1, 2004 are subject to a CDSC if redeemed during the first 6 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th and 6th years). There are 12b-1 distribution and service fees of up to 1.00% per year.

Class B shares automatically convert to Class A shares after eight years, lowering annual expenses after conversion.

Class C Shares – Level Load

With Class C shares, you pay no initial sales charge. You will pay a 1.00% CDSC if shares are redeemed during the first 12 months. There are 12b-1 distribution and service fees of up to 1.00% per year. Class C shares (formerly Class L shares) purchased prior to March 1, 2004 are subject to the prior CDSC fee structure which was a 2% CDSC if shares are redeemed

145

during the first 12 months, and a 1% CDSC if redeemed during the second 12 months. Prior to March 1, 2004, Class C shares were named Class L shares. On June 15, 2004, Class C2 shares were merged into Class C shares; on September 24, 2004, Class M shares were merged into Class C shares.

Investors who invested in Class C2 shares prior to the merger of Class C2 shares into Class C shares can make additional investments in Class C shares through their Class C2 shares accounts that converted into Class C share accounts without being subject to a CDSC. If you exchange your shares from such accounts, future purchases of Class C will be subject to the CDSC. For shareholders who also own Class C shares which converted from Class C2 shares, their Class C shares that converted from Class M shares also will not be subject to a CDSC and will be subject to the same 12b-1 commission structure applicable to their former Class C2 shares.

Currently, investors who purchase Class C shares of a Transamerica Fund established prior to March 1, 2006 through Merrill Lynch, Pierce, Fenner & Smith Incorporated will not be subject to any CDSC otherwise payable with respect to redemptions of such Class C shares of the funds. Exchanges of Class C shares into a Transamerica fund established on or after March 1, 2006 through Merrill Lynch, Pierce, Fenner & Smith Incorporated that previously were not subject to a CDSC will continue to not be subject to such fee. This CDSC waiver may be terminated at any time. New and/or subsequent purchases into Transamerica Funds established on or after March 1, 2006 will be subject to a 1.00% CDSC if shares are redeemed within 12 months of purchase.

The maximum purchase order in Class C shares is $999,999.99.

Class T Shares – Front Load (Transamerica Diversified Equity)

(Closed to new investors)

When you buy Class T shares of Transamerica Diversified Equity, you pay an initial sales charge (the offering price includes the sales charge). You can reduce the sales charge percentage in the same ways that are described under Class A shares. Class T shares are not subject to annual 12b-1 distribution and service fees.

You pay no sales charge when you redeem Class T shares. As with Class A shares, if you pay no up-front sales charge because you are purchasing $1 million or more of Class T shares, you will pay a deferred sales charge of 1.00% if you redeem any of those shares within the first 24 months after buying them, unless they were purchased through a retirement plan described in Section 401(a), 401(k), 401(m), 403(b) or 457 of the Internal Revenue Code. The charge is assessed on an amount equal to the lesser of the then current market value or the original cost of the shares being redeemed. No sales charge is imposed on net asset value above the initial purchase.

Waivers of the sales charges are granted under certain conditions. Persons eligible to buy Class T shares at NAV may not impose a sales charge when they re-sell those shares.

Contingent Deferred Sales Charge

Your shares may be subject to a CDSC. Dividends and capital gains are not subject to the sales charge. There is no charge on any increase in the value of your shares. Transamerica Funds will always use the first in, first out method to fulfill your redemption requests. If your shares are worth less than when you bought them, the charge will be assessed on their current, lower value. In some cases, the sales charge may be waived.

Waivers and/or Reductions of Charges

Class A and Class T Sales Charge Reductions

You can lower the sales charge percentage in the following ways:

•	Substantial investments receive lower sales charge rates (see tables below).
•	The “rights of accumulation” allows you, your spouse and children under age 21 to include the value of your existing holdings in any class of shares of the Transamerica Funds to determine your Class A or Class T sales charge. Breakpoints are derived from the daily NAV at the market close, the current combined NAV value at the time of the purchase and the gross amount of the new purchase.
•	A Letter of Intent (“LOI”) allows you, your spouse and children under age 21 to count all share investments, up to a maximum of $1 million, in a Transamerica fund (except as noted below for Transamerica Short-Term Bond) over the next 13 months, as if you were making them all at once, to qualify for reduced sales charges on your Class A or Class T investments. The 13 month period will begin on the date of your first purchase following the execution of your LOI. The market value of your existing holdings eligible to be aggregated as of the trading day immediately before the start of your LOI period will be

146

credited toward satisfying your LOI. Purchases made at NAV after the establishment of your LOI (as a result of another waiver or sales charge reduction) shall not count toward meeting the amount stated in your LOI. Transamerica Funds will reserve a portion of your shares to cover any additional sales charge that may apply if your LOI amount is not met.
•	You may purchase shares of Transamerica Short-Term Bond pursuant to the LOI terms described above. However, an LOI for such purchases of Transamerica Short-Term Bond may be used only to aggregate investments in Transamerica Short-Term Bond up to a maximum of $250,000. Purchases of other Transamerica funds may not be aggregated with purchases of Transamerica Short-Term Bond for purposes of reaching the $250,000 threshold described in this paragraph. Additionally, purchases of Transamerica Short-Term Bond will not count towards satisfying the amount stated in your LOI for any other Transamerica fund.
•	By investing as part of a qualified group. An individual who is a member of a qualified group may purchase Class A or Class T shares at the reduced sales charge applicable to that group as a whole. A “qualified group” is one which has at least ten members; has been in existence for at least six months; has some purpose in addition to the purchase of mutual fund shares at a discount; has agreed to include fund sales publications in mailings to members; has arrangements made for access to the group which are satisfactory to Transamerica Funds’ transfer agent; has arrangements satisfactory to Transamerica Funds’ transfer agent established for verification that the group meets these requirements; and the group’s sole organizational nexus or connection is not that the members are credit card holders of a company, policy holders of an insurance company, customers of a bank or a broker-dealer, clients of an investment adviser or security holders of a company. Transamerica Funds reserves the right to waive the requirement that the group continue to meet the minimum membership requirement or the requirement that an investor continues to belong to the group in order to qualify for lower sales charges (but not to waive either of these requirements initially). To establish a group purchase program, both the group itself and each participant must complete an application. Please contact Customer Service (1-888-233-4339) for further information and assistance. Qualified group accounts are not eligible to be counted under a rights of accumulation or LOI sales charge reduction or waiver with accounts other than accounts in the qualified group.
•	By investing in a SIMPLE IRA plan, you and all plan participants will receive a reduced sales charge on all plan contributions that exceed quantity discount amounts. SIMPLE IRA plan accounts are not eligible to be counted under a rights of accumulation or LOI sales charge reduction or waiver with accounts other than accounts in the SIMPLE IRA plan.
•	Your Class I share investments may count toward a reduction of sales charge paid on Class A and T shares. You may be able to lower the sales charge percentage on Class A and T by requesting “rights of accumulation” or a “letter of intent”. If you would like to add one of these features to your Class A and/or Class T share account, please contact Customer Service.

147

Class A Share Quantity Discounts (all funds except Transamerica bond funds[2] and Transamerica Money Market1)
Amount of Purchase*	Sales Charge as % of Offering Price	Sales Charge as % of Amount Invested
Under $50,000	5.50%	5.82%
$50,000 to under $100,000	4.75%	4.99%
$100,000 to under $250,000	3.50%	3.63%
$250,000 to under $500,000	2.75%	2.83%
$500,000 to under $1,000,000	2.00%	2.04%
$1,000,000 and over	0.00%	0.00%
Class A Share Quantity Discounts (Transamerica bond funds[2] except Transamerica Short-Term Bond)
Amount of Purchase*	Sales Charge as % of Offering Price	Sales Charge as % of Amount Invested
Under $50,000	4.75%	4.99%
$50,000 to under $100,000	4.00%	4.17%
$100,000 to under $250,000	3.50%	3.63%
$250,000 to under $500,000	2.25%	2.30%
$500,000 to under $1,000,000	1.25%	1.27%
$1,000,000 and over	0.00%	0.00%
Class T Share Quantity Discounts (Transamerica Diversified Equity)
Amount of Purchase*	Sales Charge as % of Offering Price	Sales Charge as % of Amount Invested
Under $10,000	8.50%	9.29%
$10,000 to under $25,000	7.75%	8.40%
$25,000 to under $50,000	6.25%	6.67%
$50,000 to under $75,000	5.75%	6.10%
$75,000 to under $100,000	5.00%	5.26%
$100,000 to under $250,000	4.25%	4.44%
$250,000 to under $500,000	3.00%	3.09%
$500,000 to under $1,000,000	1.25%	1.27%
$1,000,000 and over	0.00%	0.00%
Class A Share Quantity Discounts (Transamerica Short-Term Bond)
Amount of Purchase*	Sales Charge as % of Offering Price	Sales Charge as % of Amount Invested
Under $250,000	2.50%	2.56%
$250,000 and over	0.00%	0.00%
[1]	There is no sales charge on Class A Shares of Transamerica Money Market.
[2]	Transamerica bond funds include Transamerica Emerging Markets Debt, Transamerica Flexible Income, Transamerica High Yield Bond, Transamerica Short-Term Bond and Transamerica Tactical Income.
*	The transfer agent, TFS, must be notified when a purchase is made that qualifies under any of the above provisions. Consequently, when a purchaser acquires shares directly from Transamerica Funds, he/she must indicate in his/her purchase order that such purchase qualifies under any of the above provisions, and must provide enough information to substantiate that claim. When a purchaser acquires shares through a dealer or other financial intermediary, he/she must inform his/her dealer or other financial intermediary of any facts that may qualify a purchase for any of the above provisions, such as, for example, information about other holdings of Class A or Class T shares of the

148

funds that the purchaser has, directly with Transamerica Funds, or through other accounts with dealers or financial intermediaries. To substantiate a claim, it may be necessary for a purchaser to provide TFS or his/her dealer or other financial intermediary information or records regarding shares of Transamerica Funds held in all accounts (e.g., retirement plan accounts) of the purchaser directly with Transamerica Funds or with one or several dealers or other financial intermediaries, including to substantiate “rights of accumulation” accounts held by a spouse and children under age 21.

Waiver of Class A and Class T Initial Sales Charges

Class A and Class T shares may be purchased without a sales charge by:

•	Current and former trustees, directors, officers, and employees of Transamerica Funds and its affiliates; employees of Transamerica Funds sub-advisers; sales representatives and employees of dealers having a sales agreement with Transamerica Funds’ distributor, TCI; and any family members thereof;
•	Any trust, pension, profit-sharing or other benefit plan for any of the foregoing persons;
•	“Wrap” accounts for the benefit of clients of certain broker-dealers, financial institutions, or financial planners who have entered into arrangements with Transamerica Funds or TCI;
•	Employer-sponsored retirement plans described in Section 401(a), 401(k), 401(m), or 457 of the Internal Revenue Code with assets of $1 million or more and whose accounts are held through an Omnibus or Network Level 3 account arrangement;
•	Retirement plans described in Section 401(a), 401(k), 401(m), or 457 of the Internal Revenue Code whose accounts are held through an Omnibus or Network Level 3 account arrangement that purchased Class A shares without a sales charge prior to August 31, 2007;
•	Other retirement plans that purchased Class A shares without a sales charge prior to April 28, 2006;
•	Other retirement plans whose accounts are held through an arrangement with Morgan Stanley & Co. Incorporated;
•	Other retirement plans whose accounts are held through an arrangement with Ascensus (formerly BISYS Retirement);
•	Other retirement plans, non-qualified brokerage accounts, and other accounts that are opened through an arrangement with Diversified Investment Advisors, Transamerica Retirement Services, Clark Consulting or Transamerica Retirement Management; and
•	Other individual retirement accounts held in the Merrill Lynch Investor Choice Annuity (IRA Series) with Transamerica Advisors Life Insurance Company and Transamerica Advisors Life Insurance Company of New York.

Investments by the retirement plan accounts mentioned above are not eligible to be counted under a rights of accumulation or letter of intent sales charge reduction or waiver with accounts other than accounts in the retirement plan.

Any person listed above (including retirement plan accounts and retirement plans) who requests a waiver of sales charges must provide adequate information to his/her broker-dealer or other financial intermediary or the funds’ distributor to substantiate such request.

Persons eligible to buy Class A and Class T shares at NAV may not impose a sales charge when they re-sell those shares.

Waiver of Class A, Class B, Class C, and Class T Contingent Deferred Sales Charges

You will not be assessed a sales charge in the following situations:

•	Following the death of the shareholder on redemptions from the deceased person’s account only. If this deceased person’s account is re-registered to another name, sales charges would continue to apply to this new account. The transfer agent will require satisfactory proof of death before it determines to waive the CDSC fee.
•	Following the total disability of the shareholder (as determined by the Social Security Administration — applies only to shares held at the time the disability is determined). The transfer agent will require satisfactory proof of disability before it determines to waive the CDSC fee.
•	On redemptions made under Transamerica Funds’ systematic withdrawal plan (may not exceed 12% of the account value per fund on the day the systematic withdrawal plan was established).
•	If you redeem your shares and reinvest the proceeds in the same class of any fund within 90 days of redeeming, the sales charge on the first redemption is waived.
•	For clients of broker-dealers that redeem Class C shares for which the selling broker-dealer was not paid an up-front commission by TCI.

Information on sales charge reductions and/or waivers can also be found (free of charge) on the Transamerica Funds website at www.transamericafunds.com.

149

The Following Information Applies to Class R Shares

Transamerica Asset Allocation-Conservative Portfolio, Transamerica Asset Allocation-Growth Portfolio, Transamerica Asset Allocation-Moderate Growth Portfolio and Transamerica Asset Allocation-Moderate Portfolio each offer Class R shares.

Class R Availability

Class R shares of the funds are intended for purchase by participants in certain retirement plans described below and under the following conditions:

•	401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined-benefit plans and non-qualified deferred compensation plans (eligible retirement plans).
•	Class R shares are available only to eligible retirement plans where Class R shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary).
•	The plan’s record-keeper or financial service firm serving as an intermediary must have an agreement with Transamerica Funds or its agents to utilize Class R shares in certain investment products or programs.

The financial service firm serving as an intermediary can provide participants with detailed information on how to participate in the plan, elect a fund as an investment option, elect different investment options, alter the amounts contributed to the plan or change allocations among investment options. For questions about participant accounts or to obtain an application to participate in a plan, participants should contact their financial service firm serving as an intermediary, employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan.

Financial service firms may provide some of the shareholder servicing and account maintenance services required by retirement plan accounts and their plan participants, including transfers of registration, dividend payee charges and generation of confirmation statements, and may arrange for plan administrators to provide other investment or administrative services. Financial service firms may charge retirement plans and plan participants transaction fees and/or other additional amounts for such services. Similarly, retirement plans may charge plan participants for certain expenses. These fees and additional amounts could reduce the return of investments in Class R shares of the funds.

Opening an Account and Purchasing Shares

Eligible retirement plans generally may open an account and purchase Class R shares by contacting any broker, dealer or other financial service firm authorized to sell Class R shares of the funds. Additional shares may be purchased through a retirement plan’s administrator, record-keeper or financial service firm serving as an intermediary. There is no minimum initial investment for Class R shares.

Please refer to the retirement plan documents for information on how to purchase Class R shares of the funds and any fees that may apply.

Transamerica Funds must receive your payment within three business days after your order is accepted.

Transamerica Funds or its agents may reject a request for purchase of shares at any time, in whole or in part, including any purchase under the exchange privilege. Each fund reserves the right to discontinue offering Class R shares at any time, to liquidate Class R shares or merge Class R shares into another class of shares, or to cease investment operations entirely.

Selling Shares

If you own Class R shares, please refer to the retirement plan documents for information on how to redeem Class R shares of the funds.

Shares will normally be redeemed for cash, although each fund retains the right to redeem its shares in kind, under unusual circumstances, in order to protect the interests of shareholders by the delivery of securities selected from its assets at its discretion. Please see the SAI for more details.

Exchanging Shares

For Class R shares, if authorized by your plan, you can request an exchange of your shares in one fund for Class R shares of another fund offered in this prospectus. Please refer to your plan’s documents for additional information. An exchange is treated as a redemption of a fund’s shares followed by a purchase of the shares of the fund into which you exchanged. Prior to making exchanges into a fund you do not own, please read the prospectus of that fund.

150

Features and Policies

Checkwriting Service (For Class A and I shares of Transamerica Money Market only)

If you would like to use the checkwriting service, mark the appropriate box on the application or authorization form. Your Transamerica Money Market fund account must have a minimum balance of $1,000 to establish check writing privileges. The fund will send you checks when it receives these properly completed documents, and your check has cleared the 15 day holding period. Checks must be written for at least $250, and investments made by check or ACH must have been in your account for at least 15 calendar days before you can write checks against them. A service fee of $10 applies for those checks written under $250. When the check is presented for payment, the fund will redeem a sufficient number of full and fractional shares in your account at that day’s net asset value to cover the amount of the check. Checks presented against your account in an amount that exceeds your available balance will be returned for “insufficient funds”, and your account will incur a $20 service fee. Due to dividends accruing on your account, it is not possible to determine your account’s value in advance so you should not write a check for the entire value or try to close your account by writing a check. A stop payment on a check may be requested for a $20 service fee. The payment of funds is authorized by the signature(s) appearing on the Transamerica Funds application or authorization form. Each signatory guarantees the genuineness of the other signatures.

The use of checks is subject to the rules of the Transamerica Funds designated bank for its checkwriting service. Transamerica Funds has chosen UMB Bank, N.A. as its designated bank for this service. UMB Bank, N.A., or its bank affiliate (the Bank), is appointed agent by the person(s) signing the Transamerica Funds application or authorization form (the Investor(s)) and, as agent, is authorized and directed upon presentment of checks to the Bank to transmit such checks to Transamerica Funds as requests to redeem shares registered in the name of the Investor(s) in the amounts of such checks.

This checkwriting service is subject to the applicable terms and restrictions, including charges, set forth in this prospectus. The Investor(s) agrees that he/she is subject to the rules, regulations, and laws governing check collection including the Uniform Commercial Code as enacted in the state of Missouri, pertaining to this checkwriting service, as amended from time to time. The Bank and/or Transamerica Funds has the right not to honor checks presented to it and the right to change, modify or terminate this checkwriting service at any time.

The checkwriting service is not available for IRAs, Coverdell ESAs, qualified retirement plans or Class B, Class C, or Class R shares of Transamerica Money Market.

Shareholders who previously had checkwriting privileges in Transamerica Money Market Class P and received Transamerica Money Market Class I shares as a result of the conversion of Class P shares to Class I shares on February 10, 2012 may continue to utilize their checkwriting privileges in Class I.

Customer Service

Occasionally, Transamerica Funds experiences high call volume due to unusual market activity or other events that may make it difficult for you to reach a Customer Service Representative by telephone. If you are unable to reach Transamerica Funds by telephone, please consider visiting our website at www.transamericafunds.com. You may also send instructions by mail, by fax, or by using our automated phone system at 1-888-233-4339.

Uncashed Checks Issued on Your Account

If any check Transamerica Funds issues is returned by the Post Office as undeliverable, or remains outstanding (uncashed) for six months, we reserve the right to reinvest check proceeds back into your account at the net asset value next calculated after reinvestment. If applicable, we will also change your account distribution option from cash to reinvest. Interest does not accrue on amounts represented by uncashed checks. In case we are unable to reinvest check proceeds in the original funds that you held, for example, if a fund has been liquidated or is closed to new investments, we reserve the right to reinvest the proceeds in Transamerica Money Market.

Minimum Dividend Check Amounts

To control costs associated with issuing and administering dividend checks, we reserve the right not to issue checks under a specified amount. For accounts with the cash by check dividend distribution option, if the dividend payment total is less than $10, the distribution will be reinvested into the account and no check will be issued.

Minimum Account Balance

Due to the proportionately higher cost of maintaining customer fund accounts with balances below the stated minimums for each class of shares, Transamerica Funds reserves the right to close such accounts or assess an annual fee on such fund accounts

151

to help offset the costs associated with maintaining the account. Transamerica Funds generally provides a 60-day notification to the address of record prior to assessing a minimum fund account fee, or closing any fund account. The following describes the fees assessed against fund accounts with balances below the stated minimum:

Account Balance (per fund account)	Fee Assessment (per fund account)
If your balance is below $1,000 per fund account, including solely due to declines in NAV	$25 annual fee assessed, until balance reaches $1,000

No fees will be charged on:

•	accounts opened within the preceding 12 months
•	accounts with an active monthly Automatic Investment Plan or payroll deduction ($50 minimum per fund account)
•	accounts owned by an individual that, when combined by Social Security Number, have a balance of $5,000 or more
•	accounts owned by individuals in the same household (by address) that have a combined balance of $5,000 or more
•	accounts for which Transamerica Funds in its discretion has waived the minimum account balance requirements
•	UTMA/UGMA accounts (held at Transamerica Funds)
•	State Street Custodial Accounts (held at Transamerica Funds)
•	Coverdell ESA accounts (held at Transamerica Funds)
•	Omnibus and Network Level 3 accounts
•	B share accounts whose shares have started to convert to A share accounts (as long as combined value of both accounts is at least $1,000)

While there is currently no minimum account size for maintaining a Class I share account, the funds reserve the right, without prior notice, to establish a minimum amount required to maintain an account.

Telephone Transactions

Transamerica Funds and its transfer agent, Transamerica Fund Services, Inc. (“TFS”) are not liable for complying with telephone instructions that are deemed by them to be genuine. Transamerica Funds and TFS will employ reasonable procedures to help ensure telephone instructions are genuine. These procedures may include requiring personal identification, providing written confirmation of transactions, and tape recording conversations. In situations where Transamerica Funds or TFS reasonably believe they were acting on genuine telephone instructions, you bear the risk of loss. Transamerica Funds reserves the right to modify the telephone redemption privilege at any time.

Retirement and ESA State Street Account Maintenance Fees

Retirement plan and Coverdell ESA State Street accounts are subject to an annual custodial fee of $15 per fund account, with a maximum fee of $30 per Social Security Number. For example, an IRA in two fund accounts would normally be subject to a $30 annual custodial fee. An A share account that holds shares converted from a B-share account shall be considered as part of the original B share account for purposes of this fee. The fee is waived if the total of the retirement plan and ESA account(s)’ value per Social Security Number is more than $50,000.

Professional Fees

Your financial professional may charge a fee for his or her services. This fee will be in addition to any fees charged by Transamerica Funds. Your financial professional will answer any questions that you may have regarding such fees.

Signature Guarantee

An original signature guarantee assures that a signature is genuine so that you are protected from unauthorized account transactions. Notarization is not an acceptable substitute. Acceptable guarantors only include participants in the Securities Transfer Agents Medallion Program (“STAMP2000”). Participants in STAMP2000 may include financial institutions such as banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange.

An original signature guarantee is required if any of the following is applicable:

152

•	You request a redemption or distribution transaction totaling more than $100,000 or, in the case of an IRA with a market value in excess of $100,000, you request a custodian to custodian transfer.
•	You would like a check made payable to anyone other than the shareholder(s) of record.
•	You would like a check mailed to an address which has been changed within 10 days of the redemption request.
•	You would like a check mailed to an address other than the address of record.
•	You would like your redemption proceeds wired to a bank account other than a bank account of record.
•	You are adding or removing a shareholder from an account.
•	You are changing ownership of an account.
•	When establishing an electronic bank link, if the Transamerica Funds’ account holder’s name does not appear on the check.

The funds reserve the right to require an original signature guarantee under other circumstances or to reject or delay a redemption on certain legal grounds.

An original signature guarantee may be refused if any of the following is applicable:

•	It does not appear valid or in good form.
•	The transaction amount exceeds the surety bond limit of the signature guarantee.
•	The guarantee stamp has been reported as stolen, missing or counterfeit.

Employer Sponsored Accounts

If you participate in an employer sponsored retirement plan and wish to make an allocation change to your current fund selection, you or your financial professional must notify Transamerica Funds by phone or in writing. Please also remember to inform your employer of the change(s) to your fund allocation. Documentation for allocations submitted online or in writing from your employer will be used to allocate your contributions. This documentation will supersede all other prior instructions received from you or your financial professional. (Note: If you perform a partial or complete exchange to a new fund selection, your current fund allocation will remain unchanged for future contributions unless specified otherwise.)

E-Mail Communication

As e-mail communications may not be secure, and because we are unable to take reasonable precautions to verify your shareholder and transaction information, we cannot respond to account-specific requests received via e-mail. For your protection, we ask that all account specific requests be submitted only via telephone, mail or through the secure link on our website.

Reinvestment Privilege (Does not apply to Class I shares)

Within a 90-day period after you sell your shares, you have the right to “reinvest” your money in any fund of the same class. You will not incur a new sales charge if you use this privilege within the allotted time frame. Any contingent deferred sales charge (“CDSC”) you paid on your shares will be credited to your account. You may reinvest the proceeds of a Class B share sale (less the CDSC) in Class A shares without paying the up-front sales charge. To take advantage of the 90-day reinvestment privilege, a written request must accompany your investment check.

Statements and Reports

Transamerica Funds will send you a confirmation statement after every transaction that affects your account balance or registration, with the exception of systematic transactions or transactions necessary to assess account fees. Systematic transactions and fees will be shown on your next regularly scheduled quarterly statement. Information regarding these fees is disclosed in this prospectus. Please review the confirmation statement carefully and promptly notify Transamerica Funds of any error. Information about the tax status of the prior year’s income dividends and capital gains distributions will be mailed to shareholders early each year.

Please retain your statements. If you require historical statements, Transamerica Funds may charge $10 per statement year up to a maximum of $50 per Social Security Number. Financial reports for the funds, which include a list of the holdings, will be mailed twice a year to all shareholders.

153

eDelivery

By enrolling in eDelivery, you are notified via e-mail when shareholder documents are available for viewing on our website such as account statements, financial transaction confirmations, prospectuses, tax forms, and annual and semi-annual reports. With eDelivery, you can save time by receiving e-mail notifications days before documents might be received through the postal service; reduce clutter by reducing the amount of paper for filing, shredding, or recycling; lower environmental impact by cutting paper waste and transportation requirements; and enjoy added security by accessing your information electronically through our secure website link.

Once your account is established, visit our website at www.transamericafunds.com. Click on Resources, and select Individual Investor. When you have logged into your account, select the “Electronic Delivery” option and follow the simple enrollment steps provided.

Market Timing/Excessive Trading

Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into funds when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one fund to another and then back again after a short period of time. As money is shifted in and out, a fund may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of fund shares may disrupt portfolio management, hurt fund performance and drive fund expenses higher. For example, a fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs or realize taxable capital gains without attaining any investment advantage. These costs are generally borne by all shareholders, including long-term investors who do not generate these costs.

Transamerica Funds’ Board of Trustees has approved policies and procedures that are designed to discourage market timing or excessive trading, which include limitations on the number of transactions in fund shares, as described in this prospectus. If you intend to engage in such practices, we request that you do not purchase shares of any of the funds. Each fund reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which the fund reasonably believes to be in connection with market timing or excessive trading.

While the funds discourage market timing and excessive short-term trading, the funds cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through Omnibus Account arrangements. Transamerica Funds’ distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excessive trading. There is no guarantee that the procedures used by financial intermediaries will be able to curtail frequent, short-term trading activity. For example, shareholders who seek to engage in frequent, short-term trading activity may use a variety of strategies to avoid detection, and the financial intermediaries’ ability to deter such activity may be limited by operational and information systems capabilities. Due to the risk that the funds and financial intermediaries may not detect all harmful trading activity, it is possible that shareholders may bear the risks associated with such activity.

Orders to purchase, redeem or exchange shares forwarded by certain omnibus accounts with Transamerica Funds will not be considered to be market timing or excessive trading for purposes of Transamerica Funds’ policies. However, the market timing and excessive trading policies of these omnibus firms or plans may apply to transactions by the underlying shareholders.

Reallocations in underlying series of Transamerica Funds by an Asset Allocation Fund that invests in other series of Transamerica in furtherance of a fund’s objective are not considered to be market timing or excessive trading.

Pricing of Shares

How Share Price Is Determined

The price at which shares are purchased or redeemed is the NAV that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption order in good order by the fund, an authorized intermediary, or the mail processing center located in Kansas City, Missouri.

When Share Price Is Determined

The NAV of each fund (or class thereof) is determined on each day the New York Stock Exchange (“NYSE”) is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year’s Day, Martin Luther King Jr. Day,

154

Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a fund does not price its shares (therefore, the value of a fund’s foreign securities may change on days when shareholders will not be able to buy or sell shares of the funds).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business on the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined as of the close of the NYSE that day (plus or minus applicable sales charges). Purchase and redemption requests received after the NYSE is closed receive the NAV determined as of the close of the NYSE the next day the NYSE is open.

Purchase orders for shares of the Asset Allocation Funds that are received in good order and accepted before the close of business on the NYSE receive the NAV determined as of the close of the NYSE that day. For direct purchases, corresponding orders for shares of the underlying constituent funds are priced on the same day that orders for shares of the Asset Allocation Funds are received and accepted. For purchases of shares of the Asset Allocation Funds through the National Securities Clearing Corporation (“NSCC”), orders for shares of the underlying constituent funds will be placed after the receipt and acceptance of the settled purchase order for shares of the Asset Allocation Funds.

How NAV Is Calculated

The NAV of each fund (or class thereof) is calculated by taking the value of its net assets and dividing by the number of shares of the fund (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the funds’ securities for the purposes of determining the funds’ NAV. The valuation of the securities of the funds is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the funds to TAM.

In general, securities and other investments (including shares of ETFs) are valued based on market prices at the close of regular trading on the NYSE. Fund securities (including shares of ETFs) listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the last bid price. The market price for debt obligations is generally the price supplied by an independent third party pricing service, which may use market prices or quotations or a variety of fair value techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. The prices that the fund uses may differ from the amounts that would be realized if the investments were sold and the differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end funds (other than ETF shares) are generally valued at the net asset value per share reported by that investment company. ETF shares are valued at the most recent sale price or official closing price on the exchange on which they are traded.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a value for the security in accordance with fair valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The funds use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance

155

with the funds’ valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV.

Distribution of Shares

Distribution Plans

The Board of Trustees of Transamerica Funds has adopted a 12b-1 Plan for each class of shares of each fund (except Class I and Class T shares). The Plan provides for payments of distribution and service fees, based on annualized percentages of daily net assets, to TCI, broker-dealers, financial intermediaries and others.

•	Distribution of Class A Shares – Under the Plan, the funds pay distribution and service fees of up to 0.30% for Class A shares. As applicable to Transamerica Short-Term Bond and Transamerica Flexible Income and Transamerica Tactical Income, 0.05% of the 0.30% 12b-1 fee on Class A shares will be waived through March 1, 2013.
•	Distribution of Class B Shares – Under the Plan, the funds pay distribution and service fees of up to 1.00% for Class B shares.
•	Distribution of Class C Shares – Under the Plan, the funds pay distribution and service fees of up to 1.00% for Class C shares.
•	Distribution of Class R Shares – Under the Plan, the funds pay distribution and service fees of up to 0.50% for Class R shares.
•	The Effect of Rule 12b-1 Plans – Because the funds have 12b-1 Plans, even though Class B and C shares do not carry up-front sales loads, the higher distribution and service fees payable by those shares may, over time, be higher than the total fees paid by owners of Class A shares. In general, because 12b-1 Plan fees are paid on an ongoing basis, these fees will increase the cost of your investment and may cost more than other types of sales charges. For a complete description of the funds’ 12b-1 Plans, see the SAI.

Underwriting Agreement

Transamerica Funds has an Underwriting Agreement with Transamerica Capital, Inc. (“TCI”), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80237. TCI is an affiliate of TAM and Transamerica Funds. Under this agreement, TCI underwrites and distributes all classes of fund shares and bears the expenses of offering these shares to the public. The funds may pay TCI, or its agent, fees for its services. Of the distribution and service fees it usually receives for Class A and B shares, TCI, or its agent, may reallow or pay to brokers or dealers who sold them 0.25% of the average daily net assets of those shares. In the case of Class C and R shares, TCI, or its agent, reallows or pays to brokers, dealers or intermediaries its entire fee to those entities who sold them.

Other Distribution or Service Arrangements

TCI, TAM and their affiliates may enter into arrangements with affiliated entities that provide administrative, recordkeeping and other services with respect to one or more of the funds. Payment for these services is made by TCI, TAM and their affiliates out of past profits and other available sources and may take the form of internal credit, recognition or cash payments. TCI, TAM and their affiliates may also enter into similar arrangements with unaffiliated entities.

TCI engages in wholesaling activities designed to support, maintain, and increase the number of financial intermediaries who sell shares of Transamerica Funds. Wholesaling activities include, but are not limited to, recommending and promoting, directly or through intermediaries, Transamerica Funds to financial intermediaries and providing sales training, retail broker support and other services. Payment for these activities is made by TCI, TAM and their affiliates out of past profits and other available sources, including revenue sharing payments from others.

TCI (in connection with, or in addition to, wholesaling services), TAM and fund sub-advisers, directly or through TCI, out of their past profits and other available sources, provide cash payments or non-cash compensation to some, but not all, brokers and other financial intermediaries who have sold shares of the funds, promote the distribution of the funds or render investor services to fund shareholders. Such payments and compensation are in addition to the sales charges, Rule 12b-1 Plan fees, service fees and other fees that may be paid, directly or indirectly, to such brokers and other financial intermediaries. These arrangements are sometimes referred to as “revenue sharing” arrangements. The amount of revenue sharing payments is substantial and may be substantial to any given recipient. The presence of these payments and the basis on which an intermediary compensates its registered representatives or salespersons may create an incentive for a particular intermediary, registered representative or salesperson to highlight, feature or recommend the funds, at least in part, based on the level of

156

compensation paid. Revenue sharing arrangements are separately negotiated. Revenue sharing is not an expense of the funds, is not reflected in the fees and expenses sections of this prospectus and does not change the price paid by investors for the purchase of a fund’s shares or the amount received by a shareholder as proceeds from the redemption of fund shares.

Such additional cash payments may be made to brokers and other financial intermediaries that provide services to Transamerica Funds and/or shareholders in Transamerica Funds, including (without limitation) shareholder servicing, marketing support and/or access to meetings and/or events, sales representatives and management representatives of the broker or other financial intermediaries. Cash compensation may also be paid to brokers and other financial intermediaries for inclusion of a Transamerica fund on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement or compensation in cases where the broker or other financial intermediary provides services to fund shareholders. To the extent permitted by applicable law, TCI and other parties may pay or allow other incentives and compensation to brokers and other financial intermediaries. TCI and the other parties making these payments generally assess the advisability of continuing making these payments periodically.

These cash payments may take a variety of forms, including (without limitation) reimbursement of ticket charges, additional compensation for sales, on-going fees for shareholder servicing and maintenance of investor accounts, and finder’s fees that vary depending on the fund or share class and the dollar amount of shares sold. Revenue sharing payments can be calculated: (i) as a percentage of gross or net sales; (ii) as a percentage of gross or net assets under management; and/or (iii) as a fixed or negotiated flat fee dollar amount. As of December 31, 2011, TCI may make periodic revenue sharing payments to brokers and other financial intermediaries, such as monthly or quarterly. These periodic payments are equal to a percentage of periodic sales, ranging from 5 basis points (0.05%) to 45 basis points (0.45%) or equal to a percentage of assets under management ranging from 2.5 basis points (0.025%) to 20 basis points (0.20%). In 2011, TCI paid flat annual fees ranging from $15,000 to $100,000, which included at times a series of meetings and/or events of other broker-dealers and banks.

As of December 31, 2011, TCI had such revenue sharing arrangements with at least 15 brokers and other financial intermediaries, of which some of the more significant include: Compass Brokerage, Inc.; Hantz Financial Services, Inc.; US Bancorp Investments, Inc.; Suntrust Investments Services; CCO Investments Services Corp.; LPL Financial; Raymond James Financial Services; Ameriprise Financial Services, Inc.; Bank of America – Merrill Lynch; Citigroup-Morgan Stanley Smith Barney; PNC Investments; Raymond James and Associates; Raymond James Financial Services; UBS Financial Services; and Wells Fargo Advisors, LLC. For the calendar year ended December 31, 2011, TCI paid or expects to pay approximately $7,110,000 to various brokers and other financial intermediaries in connection with revenue sharing arrangements. TCI expects to have revenue sharing arrangements with a number of brokers and other financial intermediaries in 2012, including some or all of the foregoing brokers and financial intermediaries and AXA Advisors, LLC, among others, on terms similar to those discussed above.

For the same period, TCI received revenue sharing payments totaling $648,039 from the following financial services firms to participate in functions, events and meetings, among other things: Alliance Bernstein L.P, BlackRock Financial Management, Inc, CBRE Clarion Securities, Jennison Associates LLC, J.P. Morgan Investment, Neuberger Berman Management Inc., MFS Investment Management, Natixis Global Asset Management, Oppenheimer Funds, Inc., Pacific Investment Management Company LLC, Schroder Investment Management North America, Inc., S.A. Federated Investors, LLC, Transamerica Investment Management, LLC and Wellington Management Company, LLP.

TAM also serves as investment adviser to certain funds of funds that are underlying investment options for Transamerica insurance products. TCI and its affiliates receive revenue sharing payments from affiliates of certain underlying unaffiliated funds for the provision of services to investors and distribution activities.

In addition, while TCI typically pays most of the sales charge applicable to the sale of fund shares to brokers and other financial intermediaries through which purchases are made, TCI may, on occasion, pay the entire sales charge. (Additional information about payments of sales charges to brokers is available in the section titled “Dealer Reallowances” of the SAI.)

Also, TAM pays, out of its own assets, financial intermediaries a “trail” fee for servicing and maintenance of accounts of Class T shareholders in Transamerica Diversified Equity in an amount equal, on an annual basis, up to 0.10% of average daily net assets held by such Class T shareholders.

From time to time, TCI, its affiliates and/or TAM and/or fund sub-advisers may also pay non-cash compensation to brokers and other financial intermediaries and their sales representatives in the form of, for example: (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of broker marketing events or activities. For example, such non-cash compensation may include in part, assistance with the costs and expenses associated with travel, lodging, educational meetings, seminars, meetings and conferences, entertainment and meals to the extent permitted by law.

157

The non-cash compensation to sales representatives and compensation or reimbursement received by brokers and other financial intermediaries through sales charges, other fees payable from the funds, and/or revenue sharing arrangements for selling shares of the funds may be more or less than the overall compensation or reimbursement on similar or other products and may influence your broker or other financial intermediary to present and recommend the funds over other investment options available in the marketplace. In addition, depending on the arrangements in place at any particular time, your broker or other financial intermediary may have a financial incentive for recommending a particular class of fund shares over other share classes.

Shareholders may obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their brokers and other financial intermediaries, and should so inquire if they would like additional information. A shareholder may ask his/her broker or financial intermediary how he/she will be compensated for investments made in the funds. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit TAM, TCI and their affiliates to the extent the payments result in more assets being invested in the funds on which fees are being charged.

Although a fund may use financial firms that sell fund shares to effect transactions for the fund’s portfolio, the fund and its investment adviser or sub-adviser will not consider the sale of fund shares as a factor when choosing financial firms to effect those transactions.

Class I shares of the funds may be offered through certain brokers and financial intermediaries (“service agents”) that have established a shareholder servicing relationship with Transamerica Funds on behalf of their customers. Service agents may impose additional or different conditions than Transamerica Funds on purchases, redemptions or exchanges of fund shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees or other amounts in connection with purchases, sales and redemptions of fund shares in addition to any fees charged by Transamerica Funds. These additional fees may vary over time and would increase the cost of the customer’s investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions. Among the service agents with whom Transamerica Funds may enter into a shareholder servicing relationship are firms whose business involves or includes investment consulting, or whose parent or affiliated companies are in the investment consulting business, that may recommend that their clients utilize TAM’s investment advisory services or invest in the funds or in other products sponsored by TAM and its affiliates.

Distributions and Taxes

Taxes on Distributions in General

Each fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although a fund will generally not have to pay income tax on amounts it distributes to shareholders, shareholders will generally be taxed on amounts they receive, whether the distributions are paid in cash or are reinvested in additional shares. If a fund declares a dividend in October, November, or December, payable to shareholders of record in such a month, and pays it in the following January, shareholders will be taxed on the dividend as if they received it in the year in which it was declared.

Each fund generally pays any dividends and other distributions annually, except the following:

Fund	Pay quarterly	Pay monthly	Declare dividends daily and pay monthly
Transamerica Asset Allocation-Conservative Portfolio	X
Transamerica Emerging Markets Debt	X
Transamerica Flexible Income		X
Transamerica High Yield Bond		X
Transamerica International Bond		X
Transamerica Money Market			X
Transamerica Multi-Managed Balanced	X
Transamerica Quality Value	X
Transamerica Short-Term Bond			X
Transamerica Tactical Income		X

158

If necessary, each fund may make distributions at other times as well.

The following are guidelines for how certain distributions by a fund are generally taxed to non-corporate shareholders under current federal income tax law:

•	Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) will be taxed as long-term capital gains at a maximum rate of 15% (0% for individuals in the 10% and 15% federal tax brackets).
•	Distributions reported by a fund as “qualified dividend income” will also be taxed at a maximum rate of 15% (0% for individuals in the 10% and 15% federal tax brackets). Qualified dividend income generally is income derived from certain dividends from U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a fund receives in respect of stock of certain foreign corporations will be qualified dividend income if that stock is readily tradable on an established U.S. securities market. Note that a shareholder (and the fund in which the shareholder invests) will have to satisfy certain holding period requirements in order to obtain the benefit of the lower tax rate applicable to qualified dividend income.
•	Other distributions generally will be taxed at the ordinary income tax rate applicable to the shareholder.

The tax rates in the first two bullets above do not apply to corporate shareholders. For taxable years beginning on or after January 1, 2013, distributions of net capital gains will be taxable to non-corporate shareholders at a maximum rate of 20%, and distributions of a fund’s dividend income will be taxable to shareholders at ordinary income tax rates.

The funds will send you a tax report annually summarizing the amount and tax aspects of your distributions. If you buy shares of a fund shortly before it makes a distribution (other than regular monthly distributions paid by Transamerica Money Market and Transamerica Short-Term Bond), the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying a dividend.”

Investors who invest through tax-deferred accounts, such as IRAs, 403(b) accounts, and qualified retirement plans, will ordinarily not be subject to tax until a distribution is made from the account, at which time such distribution is generally taxed as ordinary income. These accounts are subject to complex tax rules, and tax-deferred account investors should therefore consult their tax advisers regarding their investments in a tax-deferred account.

Funds that invest in other funds (“asset allocation funds”) may recognize income on distributions from underlying funds in which they invest and may also recognize gains and losses if they redeem shares in underlying funds. Distributions of net capital gains or, for taxable years beginning before January 1, 2013, qualified dividend income of either the asset allocation funds or underlying funds will generally be taxed at long-term capital gain rates when distributed to shareholders of the asset allocation funds. Other distributions, including short-term capital gains, generally will be taxed as ordinary income. The structure of such asset allocation funds and the reallocation of investments among underlying funds could affect the amount, timing and character of distributions.

Taxes on the Sale or Exchange of Shares

If you sell shares of a fund or exchange them for shares of another fund, you generally will have a capital gain or loss, which will generally be a long-term capital gain or loss if you held the shares for more than one year; otherwise it will generally be a short-term capital gain or loss. Any loss recognized on shares held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain that were received with respect to the shares.

Any gain or loss on the sale or exchange of shares is computed by subtracting your tax basis in the shares from the redemption proceeds in the case of a sale or the value of the shares received in the case of an exchange. Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax return preparer will be able to determine whether a sale will result in a taxable gain or loss.

Note that money market funds typically maintain a stable net asset value of $1.00 per share. Assuming Transamerica Money Market maintains a stable net asset value, you will typically not recognize gain or loss upon the sale, redemption, or exchange of shares of this fund.

Withholding Taxes

A fund in which you invest may be required to apply backup withholding of U.S. federal income tax on all distributions payable to you if you fail to provide the funds with your correct taxpayer identification number or to make required certifications, or if

159

you have been notified by the IRS that you are subject to backup withholding. The backup withholding rate is currently 28% and is scheduled to increase to 31% in 2013. Backup withholding is not an additional tax, but is a method by which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

Non-Resident Alien Withholding

If you are a non-U.S. investor, you must provide a U.S. mailing address to establish an account unless your broker-dealer firm submits your account through the National Securities Clearing Corporation. Your broker-dealer will be required to submit a foreign certification form. Investors changing a mailing address to a non-U.S. address will be required to have a foreign certification form completed by their broker-dealer and returned to us before future purchases can be accepted. Shareholders that are not U.S. persons under the federal tax laws may be subject to U.S. withholding taxes on certain distributions and are generally subject to U.S. tax certification requirements. Additionally, those shareholders will need to provide an appropriate tax form (generally, Form W-8BEN) and documentary evidence and letter of explanation.

Other Tax Information

This tax discussion is for general information only. In addition to federal income taxes, you may be subject to state, local or foreign taxes on payments received from, and investments made in shares of, a Transamerica fund. More information is provided in the SAI of the funds. You should also consult your own tax adviser for information regarding all tax consequences applicable to your investments in Transamerica Funds.

Investment Policy Changes

A fund that has a policy of investing, under normal circumstances, at least 80% of its assets (defined as net assets plus the amount of any borrowings for investment purposes) in the particular type of securities implied by its name will provide its shareholders with at least 60 days’ prior written notice before making changes to such policy. Such notice will comply with the conditions set forth in any applicable SEC rules then in effect.

Unless expressly designated as fundamental, all policies and procedures of the funds, including their investment objectives, may be changed at any time by the Board of Trustees without shareholder approval. The investment strategies employed by a fund may also be changed without shareholder approval.

To the extent authorized by law, Transamerica Funds and each of the funds reserve the right to discontinue offering shares at any time, to merge or liquidate a class of shares or to cease operations entirely.

160

List and Description of Certain Underlying Funds

This section lists and describes the underlying funds in which some or all of the Asset Allocation Funds may invest and that are not otherwise discussed in this prospectus. This section summarizes their respective investment objectives and principal investment strategies and risks. Further information about certain underlying funds is contained in these underlying funds’ prospectuses, available at www.transamericafunds.com.

Fund Name	Transamerica Asset Allocation-Conservative Portfolio	Transamerica Asset Allocation-Growth Portfolio	Transamerica Asset Allocation-Moderate Growth Portfolio	Transamerica Asset Allocation-Moderate Portfolio	Transamerica Multi-Manager Alternative Strategies Portfolio	Transamerica Multi-Manager International Portfolio
Transamerica Arbitrage Strategy	X	X	X	X	X
Transamerica Bond	X		X	X	X
Transamerica Capital Growth	X	X	X	X
Transamerica Commodity Strategy	X	X	X	X	X
Transamerica Core Bond	X		X	X	X
Transamerica Developing Markets Debt	X		X	X	X
Transamerica Developing Markets Equity	X	X	X	X	X	X
Transamerica Diversified Equity	X	X	X	X
Transamerica Emerging Markets	X	X	X	X	X	X
Transamerica Emerging Markets Debt	X		X	X	X	X
Transamerica Flexible Income	X		X	X
Transamerica Global Allocation	X	X	X	X	X	X
Transamerica Global Macro	X	X	X	X	X	X
Transamerica Global Real Estate Securities	X	X	X	X	X	X
Transamerica Growth	X	X	X	X
Transamerica Growth Opportunities	X	X	X	X
Transamerica High Yield Bond	X		X	X	X
Transamerica International	X	X	X	X		X
Transamerica International Bond	X		X	X	X
Transamerica International Equity	X	X	X	X		X
Transamerica International Equity Opportunities	X	X	X	X		X
Transamerica International Small Cap	X	X	X	X	X	X

161

Fund Name	Transamerica Asset Allocation-Conservative Portfolio	Transamerica Asset Allocation-Growth Portfolio	Transamerica Asset Allocation-Moderate Growth Portfolio	Transamerica Asset Allocation-Moderate Portfolio	Transamerica Multi-Manager Alternative Strategies Portfolio	Transamerica Multi-Manager International Portfolio
Transamerica International Value	X	X	X	X		X
Transamerica International Value Opportunities	X	X	X	X	X	X
Transamerica Large Cap Value	X	X	X	X
Transamerica Long/Short Strategy	X	X	X	X	X
Transamerica Managed Futures Strategy	X	X	X	X	X
Transamerica Mid Cap Value	X	X	X	X
Transamerica Money Market	X	X	X	X	X	X
Transamerica Multi-Managed Balanced	X	X	X	X
Transamerica Quality Value	X	X	X	X
Transamerica Real Return TIPS	X		X	X	X
Transamerica Select Equity	X	X	X	X
Transamerica Short-Term Bond	X		X	X
Transamerica Small- & Mid-Cap Value Select	X	X	X	X
Transamerica Small Company Growth	X	X	X	X
Transamerica Small/Mid Cap Value	X	X	X	X
Transamerica Total Return	X		X	X
Transamerica Value	X	X	X	X	X	X
•	Transamerica Arbitrage Strategy seeks to achieve capital growth by engaging in merger arbitrage. The fund invests, under normal circumstances, at least 80% of its net assets in equity securities and other investments with similar economic characteristics of companies (both domestic and foreign) that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations. Equity securities include common and preferred stock and options. The fund’s sub-adviser uses investment strategies designed to minimize market exposure including short selling and purchasing and selling options. The most common arbitrage activity, and the approach the fund generally will use, involves purchasing the shares of an announced acquisition target company at a discount to their expected value upon completion of the acquisition. The principal risks of investing in this underlying fund are: active trading; arbitrage; cash management and defensive investing; currency; currency hedging; derivatives; emerging markets; equity securities; expenses; focused investing; foreign securities; leveraging; liquidity; manager; market; portfolio selection; preferred stock; and short sales.
•	Transamerica Bond seeks high total investment return through a combination of current income and capital appreciation by investing fund assets principally in fixed-income securities. The fund normally invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes), primarily in investment-grade, fixed-income securities, although it

162

may invest up to 35% of its assets in lower-rated fixed-income securities (“junk bonds”) and up to 20% of its assets in preferred stocks. The principal risks of investing in this underlying fund are: bank obligations; cash management and defensive investing; convertible securities; credit; currency; currency hedging; derivatives; emerging markets; equity securities; expenses; extension; fixed-income securities; foreign securities; high-yield debt securities; interest rate; leveraging; liquidity; manager; market; mortgage-related and asset-backed securities; portfolio selection; preferred stock; prepayment or call; REITs; repurchase agreements; Rule 144A and privately placed securities; structured instruments; and valuation.
•	Transamerica Commodity Strategy seeks long-term total return by maintaining substantial economic exposure to the performance of the commodities markets. The fund’s sub-adviser primarily gains exposure to commodities markets by investing in a wholly-owned subsidiary of the fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary has the same investment objective as the fund and is advised by Transamerica Asset Management, Inc. and sub-advised by the sub-adviser. The fund intends to seek exposure to commodities markets and returns linked to commodities markets and commodities-related indices, including the Dow Jones – UBS Commodity Index by investing, through the Subsidiary, in leveraged or unleveraged commodity-linked investments. In pursuing its objective, the fund attempts to provide exposure to the returns of real assets that trade in the commodities markets without direct investment in physical commodities. Real assets include oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties. Commodity-linked investments may be more volatile and less liquid than the underlying commodities and their value may be affected by the performance of commodities as well as weather, tax, regulatory or political developments, overall market movements and other factors affecting the value of particular industries or commodities, such as disease, embargoes, acts of war or terrorism. The fund will also seek to add incremental returns through the use of “roll-timing” or similar strategies. The principal risks of investing in this underlying fund are: absence of regulation; cash management and defensive investing; commodities; credit; derivatives; emerging markets; expenses; extension; focused investing; foreign securities; high-yield debt securities; industry concentration; interest rate; leveraging; liquidity; manager; market; mortgage-related and asset-backed securities; non-diversification; portfolio selection; prepayment or call; structured instruments; subsidiary; tax; and U.S. government agency obligations.
•	Transamerica Core Bond seeks total return, consisting of current income and capital appreciation by investing, under normal circumstances, at least 80% of its assets (plus the amount of borrowings, if any, for investment purposes) in U.S. government securities, medium- to high-quality corporate bonds, mortgage-backed and asset-backed securities, and commercial mortgage-backed securities. The principal risks of investing in this underlying fund are: cash management and defensive investing; credit; currency; derivatives; expenses; extension; foreign securities; liquidity; market; mortgage-related and asset-backed securities; portfolio selection; prepayment or call; and valuation.
•	Transamerica Developing Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government related issuers and, to a lesser extent, of corporate issuers in emerging market companies. Under normal circumstances, at least 80% of its net assets of the fund plus any borrowings for investment purposes in debt securities of issuers that are located in emerging markets countries. In selecting securities, the fund’s sub-adviser seeks to identify developing countries that are believed to be undervalued and have attractive or improving fundamentals. The principal risks of investing in this underlying fund are: cash management and defensive investing; credit; currency; currency hedging; derivatives; emerging markets; expenses; extension; foreign securities; high-yield debt securities; interest rate; liquidity; manager; market; non-diversification; portfolio selection; prepayment or call; sovereign debt; and valuation.
•	Transamerica Developing Markets Equity aggressively seeks capital appreciation by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of issuers that are economically tied to one or more emerging markets countries. In selecting securities, the fund’s sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: active trading; cash management and defensive investing; convertible securities; currency; currency hedging; derivatives; emerging markets; equity securities; expenses; fixed-income securities; focused investing; foreign securities; growth stocks; liquidity; manager; market; portfolio selection; preferred stock; and small and medium-capitalization companies.
•	Transamerica Emerging Markets seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets (plus the amount of borrowings, if any, for investment purposes), in equity securities of companies that conduct their principal business activities in emerging markets, are organized under the laws of or maintain their principal place of business in emerging markets, or whose securities are traded principally on exchanges in emerging markets. The fund’s sub-adviser considers emerging markets to be markets with rapidly growing economies. The principal risks of investing in this underlying fund are: active trading; cash management and defensive investing; convertible securities;

163

currency; currency hedging; derivatives; emerging markets; equity securities; expenses; fixed-income securities; focused investing; foreign securities; growth stocks; IPOs; liquidity; manager; market; portfolio selection; preferred stock; small and medium capitalization companies; and warrants and rights.
•	Transamerica Emerging Markets Debt seeks high total return by investing through a combination of current income and capital appreciation. Under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes), will be invested in debt securities of issuers located in emerging markets countries. The principal risks of investing in this underlying fund are: cash management and defensive investing; credit; currency; currency hedging; derivatives; distressed or defaulted securities; emerging markets; expenses; extension; foreign securities; high- yield debt securities; interest rate; liquidity; manager; market; non-diversification; portfolio selection; prepayment or call; sovereign debt; and valuation.
•	Transamerica Global Allocation seeks to provide high total investment return through a fully managed investment policy utilizing U.S. and foreign equity securities, debt, and money market securities, the combination of which may be varied from time to time both with respect to types of securities and markets. The fund will invest in issuers located in a number of countries throughout the world, and it generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. The fund may also gain exposure to the commodities markets by investing up to 25% of its total assets in a wholly-owned subsidiary of the fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary has the same investment objective as the fund, but unlike the fund, may invest without limitation in commodities, commodity index-linked securities (including leveraged and unleveraged structured notes) and other commodity-linked securities and derivative instruments, such as swaps and futures that provide exposure to the performance of the commodities markets. The principal risks of investing in this underlying fund are: cash management and defensive investing; commodities; convertible securities; credit; currency; currency hedging; derivatives; distressed or defaulted securities; emerging markets; equity securities; expenses; fixed-income securities; foreign securities; high-yield debt securities; interest rate; liquidity; loans; manager; market; portfolio selection; precious metals-related securities; preferred stock; prepayment or call; real estate securities; REITs; short sales; small and medium capitalization companies; sovereign debt; subsidiary; tax; valuation; and warrants and rights.
•	Transamerica Global Macro seeks to achieve total return from investments in the global equity, fixed-income, and currency markets, independent of market direction. The fund seeks to generate returns through risk-controlled exposure, long and short, to global equity, fixed-income, and currency markets through a wide range of derivative instruments and direct investments. The fund typically will make extensive use of derivative instruments, including futures contracts on global equity and fixed-income securities and security indices, options on futures contracts and equity indices, securities and security indices, swap contracts and forward contracts. The fund may also invest directly in global equity securities (including exchange traded funds (“ETFs”) and common and preferred stock of U.S. and non-U.S. companies) and fixed-income securities (including U.S. and non-U.S. corporate bonds and debt securities guaranteed by U.S. and non-U.S. governments, their agencies or instrumentalities or supranational organizations). The principal risks of investing in this underlying fund are: active trading; cash management and defensive investing; convertible securities; credit: currency; derivatives; emerging markets; equity securities; expenses; extension; focused investing; foreign securities; growth stocks; high-yield debt securities; interest rate; leveraging; liquidity; manager; market; non-diversification; portfolio selection; preferred stock; prepayment or call; short sales; small and medium capitalization companies; U.S. government agency obligations; valuation: and value investing.
•	Transamerica Global Real Estate Securities seeks long-term total return from investments primarily in equity securities of real estate companies. Under normal circumstances, the fund will invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of issuers that are principally engaged in the real estate industry. The fund’s portfolio will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. The principal risks of investing in this underlying fund are: active trading; cash management and defensive investing; convertible securities; currency; emerging markets; equity securities; expenses; extension; fixed-income securities; focused investing; foreign securities; industry concentration; manager; market; mortgage-related and asset-backed securities; non-diversification; portfolio selection; prepayment or call; real estate securities; REITs; and small and medium capitalization companies.
•	Transamerica Growth seeks long-term growth of capital by investing at least 65% of its total assets in equity securities, principally common stocks, preferred stocks, warrants, rights and depositary receipts of U.S. companies with market capitalizations of at least $1 billion that the sub-adviser believes have above-average prospects for growth. The principal risks of investing in this underlying fund are: active trading: cash management and defensive investing; currency; equity securities; expenses; foreign securities; growth stocks; manager; market; medium capitalization companies; portfolio selection; preferred stock; and warrants and rights.

164

•	Transamerica International seeks long-term growth of capital by investing primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The fund’s sub-adviser looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: cash management and defensive investing; currency; currency hedging; derivatives; emerging markets; equity securities; expenses; focused investing; foreign securities; growth stocks; leveraging; liquidity; manager; market; portfolio selection; small and medium capitalization companies; and value investing.
•	Transamerica International Bond seeks high total return by investing in high-quality, non-dollar denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in high-quality bonds with outstanding maturities of at least one year. The sub-adviser determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: cash management and defensive investing; credit; currency; currency hedging; derivatives; emerging markets; expenses; extension; focused investing; foreign securities; interest rate; liquidity; manager; market; non-diversification; portfolio selection; prepayment or call; and valuation.
•	Transamerica International Equity Opportunities seeks capital growth by investing under normal circumstances at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes), in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets. The fund normally invests primarily in equity securities of foreign companies, including emerging market equity securities. The sub-adviser may invest a large percentage of the fund’s assets in issuers in a single country, a small number of countries, or a particular geographic region. In selecting investments the sub-adviser is not constrained to any particular investment style. The sub-adviser may invest the in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. The principal risks of investing in this underlying fund are: active trading; cash management and defensive investing; convertible securities; currency; emerging markets; equity securities; expenses; focused investing; foreign securities; growth stocks; liquidity; manager; market; portfolio selection; preferred stock; small and medium-capitalized companies; and value investing.
•	Transamerica International Small Cap seeks to provide long-term capital appreciation by investing primarily in small-capitalization companies (generally those with market capitalizations, based on the number of shares readily available in the market, of $4 billion or less at the time of investment) that it believes offer the potential for capital appreciation. The fund primarily invests in equity securities of small-cap companies located outside the United States. The fund's sub-adviser employs a fundamental investment approach that considers macroeconomic factors while focusing primarily on company-specific factors. The sub-adviser generally sells a security when its market price approaches the sub-adviser’s estimate of fair value or when the sub-adviser identifies a significantly more attractive investment candidate. The fund generally emphasizes developed markets in Europe and the Pacific, with a limited allocation to emerging markets. The fund may invest in preferred stocks and closed-end investment companies that invest primarily in foreign securities. The fund may also invest in convertible securities and warrants. The fund may invest, to a limited extent, in derivatives. The principal risks of investing in this underlying fund are: cash management and defensive investing; convertible securities; currency; derivatives; emerging markets; equity securities; expenses; focused investing; foreign securities; growth stocks; investment companies; liquidity; manager; market; portfolio selection; preferred stock; small capitalization companies; and warrants and rights.
•	Transamerica International Value seeks long-term growth of capital by investing primarily in a diversified portfolio of stocks (including common stock, preferred stock and convertible securities) and debt obligations of companies and governments domiciled outside the U.S. which the sub-adviser believes are undervalued. Under normal market conditions, the fund will invest at least 80% of its assets (plus the amount of borrowings, if any, for investment purposes) in issuers located in at least three countries other than the U.S. In selecting investments for the fund, the sub-adviser seeks to identify securities of companies that have a market value which it believes is less than the company’s intrinsic value based on its long-term potential. The sub-adviser’s portfolio investment decisions rely heavily on a fundamental analysis of securities with a long-term investment perspective. The principal risks of investing in this underlying fund are: active trading: cash management and defensive investing; convertible securities; currency; emerging markets; equity securities; expenses; fixed-income securities; focused investing: foreign securities; liquidity; manager; market; portfolio selection; preferred stock; prepayment or call; small and medium capitalization companies; valuation; and value investing.
•	Transamerica International Value Opportunities seeks to provide long-term capital appreciation by investing, under normal circumstances, at least 75% of its assets in foreign securities or depositary receipts of issuers that are located in a number of

165

countries throughout the world. The fund may invest in emerging markets. The fund may invest in companies of any size, but invests primarily in the large and middle range of public company market capitalizations. The principal risks of investing in this underlying fund are: cash management and defensive investing; currency; currency hedging; derivatives; emerging markets; equity securities; expenses; fixed-income securities; foreign securities; high-yield debt securities; manager; market; portfolio selection; small and medium capitalization companies; and value investing.
•	Transamerica Large Cap Value seeks long-term capital growth by investing primarily in equity securities of large cap companies. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of large cap companies that, at the time of purchase, have a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Value Index. The principal risks of investing in this underlying fund are: cash management and defensive investing; convertible securities; equity securities; expenses; fixed-income securities, foreign securities; liquidity; manager; market; portfolio selection; preferred stock; U.S. government agency obligations; and value investing.
•	Transamerica Long/Short Strategy seeks to provide long-term capital appreciation by investing in long and short positions in equity securities selected from a universe of mid- to large capitalization stocks. The equity securities will have market characteristics and capitalizations similar to those included in the Russell 1000® Index and/or the Standard & Poor’s 500® Index at the time of purchase. In implementing its strategy, the fund invests primarily in common stocks, real estate investment trusts (REITs) and depositary receipts. The fund purchases securities that the sub-adviser believes are undervalued and sells short securities that the sub-adviser believes are overvalued. Selling stocks short also allows the fund to more fully exploit insights into stocks that the fund’s sub-adviser expects to underperform. The principal risks of investing in this underlying fund are: active trading; cash management and defensive investing; derivatives; equity securities; expenses; foreign securities; growth stocks; interest rate; leveraging; liquidity; manager; market; real estate securities; REITs; short sales; structured instruments; and valuation.
•	Transamerica Managed Futures Strategy seeks to generate positive absolute returns by investing, under normal circumstances, primarily in a portfolio of futures contracts and futures-related instruments, which may include more than 100 global developed and emerging market exchange-traded futures, futures-related instruments and forward contracts across four major asset classes (commodities, currencies, fixed-income and equities). Generally, the fund invests in futures contracts and futures-related instruments including, but not limited to, global developed and emerging market equity index futures, global developed and emerging market currency forwards, commodity futures, swaps on commodity futures, global developed fixed-income futures, bond futures and swaps on bond futures. The fund may also gain exposure to the commodities markets by investing up to 25% of its total assets in a wholly-owned subsidiary of the fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary has the same investment objective as the fund, but unlike the fund, may invest without limitation in commodities and other commodity-linked securities and derivative instruments, such as swaps and futures that provide exposure to the performance of the commodities markets. When taking into account derivative instruments and instruments with a maturity of one year or less at the time of acquisition, the fund’s strategy will result in frequent portfolio trading and high portfolio turnover (typically greater than 300%). The principal risks of investing in this underlying fund are: active trading; cash management and defensive investing; commodities; credit; currency; currency hedging; derivatives; emerging markets; expenses; foreign securities; interest rate; investment companies; leveraging; liquidity; manager; market; non-diversification; portfolio selection; short sales; small capitalization companies; structured instruments; subsidiary; tax; U.S. government agency obligations; and valuation.
•	Transamerica Mid Cap Value seeks growth from capital appreciation by investing at least 80% of net assets (plus the amount of borrowings, if any, for investment purposes), under normal circumstances, in common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the fund’s sub-adviser believes to be undervalued. The fund may also invest up to 15% of its net assets in real estate investment trusts (“REITs”). The principal risks of investing in this underlying fund are: cash management and defensive investing; convertible securities; currency; derivatives; equity securities; expenses; foreign securities; manager; market; medium capitalization companies; portfolio selection; preferred stock; REITs, and value investing.
•	Transamerica Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Protected Securities (or “TIPS”). The fund’s sub-adviser invests, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in TIPS of varying maturities. The principal risks of investing in this underlying fund are: active trading; cash management and defensive investing; credit; currency; currency hedging; derivatives; emerging markets; equity securities; expenses; extension; fixed-income securities; foreign securities; high-yield debt securities;

166

inflation-protected securities; interest rate; leveraging; liquidity; manager; market; mortgage-related and asset-backed securities; non-diversification; portfolio selection; preferred stock; prepayment or call; repurchase agreements; Rule 144A and privately placed securities; sovereign debt; U.S. government agency obligations; and valuation.
•	Transamerica Select Equity seeks total return through a combination of current income and capital appreciation by investing under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of U.S. large capitalization companies. The sub-adviser defines large capitalization companies as those with a market capitalization of at least $3 billion at the time of purchase. The fund will invest primarily in companies with market capitalizations greater than $3 billion at the time of purchase. Up to 20% of the fund’s assets may be invested in non-U.S. equity securities. The fund will typically hold between 25-30 stocks. The fund may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. The principal risks of investing in this underlying fund are: active trading; cash management and defensive investing; convertible securities; currency; expenses; focused investing; foreign securities; market; portfolio selection; preferred stock; value investing; and warrants and rights.
•	Transamerica Small- & Mid-Cap Value Select seeks capital appreciation by investing, under normal circumstances, 80% of its net assets (plus the amount of borrowings, if any, for investment purposes), in equity securities of small-cap and mid-cap domestic and foreign issuers. The fund’s sub-adviser uses a value approach to investing by searching for securities it believes to be undervalued in the marketplace. The principal risks of investing in this underlying fund are: active trading; cash management and defensive investing; convertible securities; currency; currency hedging; derivatives; equity securities; expenses; foreign securities; liquidity; manager; market; portfolio selection; preferred stock; small and medium-sized capitalization companies; and value investing.
•	Transamerica Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies. Under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes), will be invested in such securities. The fund may invest up to 25% of its assets in securities of foreign companies, including emerging market securities. The principal risks of investing in this underlying fund are: cash management and defensive investing; convertible securities; currency; derivatives; emerging markets; equity securities; expenses; fixed-income securities; foreign securities; growth stocks; manager; market; portfolio selection; Rule 144A and privately placed securities; and small capitalization companies.
•	Transamerica Total Return seeks maximum total return consistent with preservation of capital and prudent investment management by investing principally in fixed-income securities of varying maturities. The fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The fund may engage in short sales. The principal risks of investing in this underlying fund are: active trading; cash management and defensive investing; credit; currency; currency hedging; derivatives, emerging markets; equity securities; expenses; extension; foreign securities; high-yield debt securities; interest rate; leveraging; liquidity; manager; market; mortgage-related and asset-backed securities; portfolio selection; preferred stock; prepayment or call; repurchase agreements; Rule 144A securities and privately placed; short sales; sovereign debt; U.S. government agency obligations; and valuation.
•	Transamerica Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in common stocks of U.S. and non-U.S. issuers. The fund invests in companies regardless of market capitalization, with the mix of its investments at any time depending on the industries and types of securities its sub-adviser believes represent the best values consistent with the fund’s strategies and restrictions. The principal risks of investing in this underlying fund are: cash management and defensive investing; currency; emerging markets; equity securities; fixed-income securities; foreign securities; high-yield debt securities; manager; market; non-diversification; portfolio selection; small and medium capitalization companies; and value investing.

The funds may invest their assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the funds may do so without limit. Although the underlying funds will do this only in seeking to avoid losses, the underlying funds may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the funds have any uninvested cash, the funds would also be subject to risk with respect to the depository institution holding the cash.

167

Financial Highlights

The Financial Highlights table is intended to help you understand a fund’s performance for the past five years or since its inception if less than five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. Information subsequent to October 31, 2009 has been derived from financial statements audited by Ernst & Young LLP, an Independent Registered Public Accounting firm, whose report, along with the fund’s financial statements, is included in the October 31, 2011 Annual Report, which is available to you upon request.

The Financial Highlights information on and prior to October 31, 2009 has been derived from financial statements audited by another Independent Registered Certified Public Accounting firm, whose report, along with the fund’s financial statements, is included in the Annual Reports for the previous periods ended October 31, which are available upon request.

The names of the funds in the Financial Highlights table correspond to the fund names used in the October 31, 2011 Annual Report. On March 1, 2012, the names of the funds were changed. Please see the table of contents in this prospectus for a list of the current and former fund names.

Information is not shown for Transamerica Tactical Income as the fund commenced operations on October 31, 2011. Information is not shown for Class T of Transamerica Diversified Equity or for Class A, C and I of Transamerica International Bond as these share classes had not been issued as of October 31, 2011.

Financial highlights for Class I of Transamerica International Equity through October 31, 2010 are based on the historical financial highlights of TS&W International Equity Portfolio, a separate series of The Advisors’ Inner Circle Fund (the “predecessor fund”). The information has been derived from financial statements, audited by another Independent Registered Certified Public Accounting firm, whose report, along with the predecessor fund’s financial statements, is included in the predecessor fund’s Annual Report for the fiscal year ended October 31, 2010, which is available to you upon request.

For a share outstanding throughout each period	Transamerica AEGON Flexible Income(A)
	Class A
	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007
Net asset value
Beginning of year	$8.99	$8.33	$7.22	$9.14	$9.38
Investment operations
Net investment income(B)	0.51	0.50	0.46	0.44	0.48
Net realized and change in unrealized gain (loss) on investments	(0.16)	0.70	1.08	(1.89)	(0.25)
Total from investment operations	0.35	1.20	1.54	(1.45)	0.23
Distributions
Net investment income	(0.51)	(0.54)	(0.43)	(0.47)	(0.47)
Total distributions	(0.51)	(0.54)	(0.43)	(0.47)	(0.47)
Net asset value
End of year	$8.83	$8.99	$8.33	$7.22	$9.14
Total return(C)	3.93%	14.89%	22.30%	(16.57%)	2.42%
Net assets end of year (000's)	$65,393	$55,103	$24,173	$13,360	$15,409
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.97%	1.07% (D)	1.47%	1.39%	1.40%
Before reimbursement/fee waiver	1.07%	1.15% (D)	1.47%	1.39%	1.40%
Net investment income, to average net assets	5.70%	5.79%	6.03%	5.12%	5.12%
Portfolio turnover rate	42%	120%	169%	98%	108%

168

For a share outstanding throughout each period	Transamerica AEGON Flexible Income(A)
	Class B
	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007
Net asset value
Beginning of year	$9.00	$8.34	$7.23	$9.14	$9.39
Investment operations
Net investment income(B)	0.44	0.43	0.40	0.38	0.42
Net realized and change in unrealized gain (loss) on investments	(0.18)	0.71	1.09	(1.88)	(0.26)
Total from investment operations	0.26	1.14	1.49	(1.50)	0.16
Distributions
Net investment income	(0.43)	(0.48)	(0.38)	(0.41)	(0.41)
Total distributions	(0.43)	(0.48)	(0.38)	(0.41)	(0.41)
Net asset value
End of year	$8.83	$9.00	$8.34	$7.23	$9.14
Total return(C)	2.96%	14.02%	21.39%	(17.03%)	1.66%
Net assets end of year (000's)	$7,066	$10,614	$8,161	$8,628	$17,007
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.82%	1.88% (D)	2.16%	2.05%	2.04%
Before reimbursement/fee waiver	1.82%	1.88% (D)	2.16%	2.05%	2.04%
Net investment income, to average net assets	4.87%	4.97%	5.36%	4.42%	4.48%
Portfolio turnover rate	42%	120%	169%	98%	108%
For a share outstanding throughout each period	Transamerica AEGON Flexible Income(A)
	Class C
	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007
Net asset value
Beginning of year	$8.96	$8.31	$7.21	$9.12	$9.36
Investment operations
Net investment income(B)	0.45	0.44	0.41	0.39	0.42
Net realized and change in unrealized gain (loss) on investments	(0.17)	0.70	1.08	(1.88)	(0.25)
Total from investment operations	0.28	1.14	1.49	(1.49)	0.17
Distributions
Net investment income	(0.45)	(0.49)	(0.39)	(0.42)	(0.41)
Total distributions	(0.45)	(0.49)	(0.39)	(0.42)	(0.41)
Net asset value
End of year	$8.79	$8.96	$8.31	$7.21	$9.12
Total return(C)	3.21%	14.15%	21.50%	(16.98%)	1.81%
Net assets end of year (000's)	$50,314	$36,264	$12,978	$5,981	$8,982
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.68%	1.74% (D)	2.06%	1.97%	2.00%
Before reimbursement/fee waiver	1.68%	1.74% (D)	2.06%	1.97%	2.00%
Net investment income, to average net assets	4.98%	5.14%	5.43%	4.52%	4.51%
Portfolio turnover rate	42%	120%	169%	98%	108%

169

For a share outstanding throughout each period	Transamerica AEGON Flexible Income(A)
	Class I
	October 31, 2011	October 31, 2010(E)
Net asset value
Beginning of year	$9.02	$8.48
Investment operations
Net investment income(B)	0.53	0.50
Net realized and change in unrealized gain (loss) on investments	(0.16)	0.57
Total from investment operations	0.37	1.07
Distributions
Net investment income	(0.54)	(0.53)
Total distributions	(0.54)	(0.53)
Net asset value
End of year	$8.85	$9.02
Total return(C)	4.19%	13.10% (F)
Net assets end of year (000's)	$19,992	$9,787
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.69%	0.76% (G)
Before reimbursement/fee waiver	0.69%	0.76% (G)
Net investment income, to average net assets	5.93%	6.25% (G)
Portfolio turnover rate	42%	120%(F)
For a share outstanding throughout each period	Transamerica AEGON High Yield Bond
	Class A
	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007
Net asset value
Beginning of year	$9.16	$8.45	$6.31	$9.12	$9.19
Investment operations
Net investment income(B)	0.61	0.66	0.65	0.64	0.60
Net realized and change in unrealized gain (loss) on investments	(0.21)	0.73	2.14	(2.83)	(0.07)
Total from investment operations	0.40	1.39	2.79	(2.19)	0.53
Distributions
Net investment income	(0.61)	(0.68)	(0.66)	(0.62)	(0.60)
Total distributions	(0.61)	(0.68)	(0.66)	(0.62)	(0.60)
Net asset value
End of year	$8.95	$9.16	$8.45	$6.31	$9.12
Total return(C)	4.41%	17.21%	47.58%	(25.46%)	5.90%
Net assets end of year (000's)	$228,920	$193,332	$67,290	$24,506	$35,147
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.17%	1.15%	1.19%	1.16%	1.15%
Before reimbursement/fee waiver	1.17%	1.15%	1.19%	1.16%	1.15%
Net investment income, to average net assets	6.65%	7.52%	9.08%	7.65%	6.45%
Portfolio turnover rate	93%	91%	58%	38%	80%

170

For a share outstanding throughout each period	Transamerica AEGON High Yield Bond
	Class B
	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007
Net asset value
Beginning of year	$9.15	$8.44	$6.30	$9.11	$9.18
Investment operations
Net investment income(B)	0.55	0.61	0.60	0.58	0.53
Net realized and change in unrealized gain (loss) on investments	(0.21)	0.72	2.15	(2.83)	(0.06)
Total from investment operations	0.34	1.33	2.75	(2.25)	0.47
Distributions
Net investment income	(0.54)	(0.62)	(0.61)	(0.56)	(0.54)
Total distributions	(0.54)	(0.62)	(0.61)	(0.56)	(0.54)
Net asset value
End of year	$8.95	$9.15	$8.44	$6.30	$9.11
Total return(C)	3.81%	16.38%	46.69%	(26.04%)	5.19%
Net assets end of year (000's)	$9,431	$13,887	$11,898	$9,091	$21,370
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.83%	1.83%	1.91%	1.85%	1.83%
Before reimbursement/fee waiver	1.84%	1.83%	1.91%	1.85%	1.83%
Net investment income, to average net assets	5.99%	6.93%	8.56%	6.83%	5.77%
Portfolio turnover rate	93%	91%	58%	38%	80%
For a share outstanding throughout each period	Transamerica AEGON High Yield Bond
	Class C
	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007
Net asset value
Beginning of year	$9.13	$8.42	$6.30	$9.10	$9.17
Investment operations
Net investment income(B)	0.55	0.61	0.60	0.58	0.53
Net realized and change in unrealized gain (loss) on investments	(0.21)	0.73	2.14	(2.82)	(0.06)
Total from investment operations	0.34	1.34	2.74	(2.24)	0.47
Distributions
Net investment income	(0.55)	(0.63)	(0.62)	(0.56)	(0.54)
Total distributions	(0.55)	(0.63)	(0.62)	(0.56)	(0.54)
Net asset value
End of year	$8.92	$9.13	$8.42	$6.30	$9.10
Total return(C)	3.84%	16.54%	46.63%	(25.89%)	5.21%
Net assets end of year (000's)	$48,789	$41,810	$19,548	$5,429	$10,160
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.76%	1.77%	1.81%	1.80%	1.83%
Before reimbursement/fee waiver	1.76%	1.77%	1.81%	1.80%	1.83%
Net investment income, to average net assets	6.07%	6.96%	8.23%	6.93%	5.77%
Portfolio turnover rate	93%	91%	58%	38%	80%

171

For a share outstanding throughout each period	Transamerica AEGON High Yield Bond
	Class I
	October 31, 2011	October 31, 2010(E)
Net asset value
Beginning of year	$9.20	$8.55
Investment operations
Net investment income(B)	0.65	0.63
Net realized and change in unrealized gain (loss) on investments	(0.21)	0.68
Total from investment operations	0.44	1.31
Distributions
Net investment income	(0.64)	(0.66)
Total distributions	(0.64)	(0.66)
Net asset value
End of year	$9.00	$9.20
Total return(C)	4.95%	15.92% (F)
Net assets end of year (000's)	$82,736	$27,057
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.77%	0.83% (G)
Before reimbursement/fee waiver	0.78%	0.83% (G)
Net investment income, to average net assets	7.09%	7.71% (G)
Portfolio turnover rate	93%	91%(F)
For a share outstanding throughout each period	Transamerica AEGON Money Market(H)
	Class A
	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007
Net asset value
Beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Investment operations
Net investment income(B)	– (I)	– (I)	– (I)	0.02	0.05
Net realized and change in unrealized gain on investments	–	– (I)	– (I)	– (I)	–
Total from investment operations	– (I)	– (I)	– (I)	0.02	0.05
Net Equalization credits and charges	–	– (I)	–	–	–
Distributions
Net investment income	– (I)	– (I)	– (I)	(0.02)	(0.05)
Net realized gains on investments	–	–	–	–	– (I)
Total distributions	– (I)	– (I)	– (I)	(0.02)	(0.05)
Net asset value
End of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total return(C)	–% (J)	0.01%	0.21%	2.52%	4.61%
Net assets end of year (000's)	$112,490	$119,744	$146,598	$142,456	$95,766
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.20% (K)	0.22% (K)	0.60% (K)	0.83%	0.83%
Before reimbursement/fee waiver	1.26%	1.19%	1.11%	1.08%	1.20%
Net investment income, to average net assets	–% (J)	–% (J)	0.20%	2.40%	4.54%

172

For a share outstanding throughout each period	Transamerica AEGON Money Market(H)
	Class B
	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007
Net asset value
Beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Investment operations
Net investment income(B)	– (I)	– (I)	– (I)	0.02	0.04
Net realized and change in unrealized gain on investments	–	– (I)	– (I)	– (I)	–
Total from investment operations	– (I)	– (I)	– (I)	0.02	0.04
Net Equalization credits and charges	–	– (I)	–	–	–
Distributions
Net investment income	– (I)	– (I)	– (I)	(0.02)	(0.04)
Net realized gains on investments	–	–	–	–	– (I)
Total distributions	– (I)	– (I)	– (I)	(0.02)	(0.04)
Net asset value
End of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total return(C)	–% (J)	0.01%	0.08%	1.83%	3.92%
Net assets end of year (000's)	$15,318	$19,442	$35,612	$40,110	$23,324
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.20% (K)	0.21% (K)	0.73% (K)	1.48%	1.48%
Before reimbursement/fee waiver	1.89%	1.81%	1.75%	1.75%	1.83%
Net investment income, to average net assets	–% (J)	–% (J)	0.08%	1.75%	3.87%
For a share outstanding throughout each period	Transamerica AEGON Money Market(H)
	Class C
	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007
Net asset value
Beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Investment operations
Net investment income(B)	– (I)	– (I)	– (I)	0.02	0.04
Net realized and change in unrealized gain on investments	–	– (I)	– (I)	– (I)	–
Total from investment operations	– (I)	– (I)	– (I)	0.02	0.04
Net Equalization credits and charges	–	– (I)	–	–	–
Distributions
Net investment income	– (I)	– (I)	– (I)	(0.02)	(0.04)
Net realized gains on investments	–	–	–	–	– (I)
Total distributions	– (I)	– (I)	– (I)	(0.02)	(0.04)
Net asset value
End of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total return(C)	–% (J)	0.01%	0.07%	1.86%	3.92%
Net assets end of year (000's)	$36,078	$33,800	$46,177	$59,991	$19,638
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.20% (K)	0.22% (K)	0.76% (K)	1.48%	1.48%
Before reimbursement/fee waiver	1.73%	1.66%	1.64%	1.67%	1.73%
Net investment income, to average net assets	–% (J)	–% (J)	0.07%	1.65%	3.88%

173

For a share outstanding throughout each period	Transamerica AEGON Money Market(H)
	Class I
	October 31, 2011	October 31, 2010(E)
Net asset value
Beginning of year	$1.00	$1.00
Investment operations
Net investment income(B)	– (I)	– (I)
Net realized and change in unrealized gain (loss) on investments	–	– (I)
Total from investment operations	– (I)	– (I)
Net Equalization credits and charges	–	– (I)
Distributions
Net investment income	– (I)	– (I)
Net realized gains on investments	–	–
Total distributions	– (I)	– (I)
Net asset value
End of year	$1.00	$1.00
Total return(C)	0.01%	0.01% (F)
Net assets end of year (000's)	$55	$55
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.19% (K)	0.22% (G),(K)
Before reimbursement/fee waiver	3.60%	3.16% (G)
Net investment income, to average net assets	0.02%	0.01%(G)
For a share outstanding throughout each period	Transamerica AEGON Short-Term Bond(L)
	Class A
	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008(M)
Net asset value
Beginning of year	$10.53	$10.26	$9.44	$10.00
Investment operations
Net investment income(B)	0.37	0.43	0.51	0.38
Net realized and change in unrealized gain (loss) on investments	(0.16)	0.29	0.78	(0.54)
Total from investment operations	0.21	0.72	1.29	(0.16)
Distributions
Net investment income	(0.39)	(0.45)	(0.47)	(0.40)
Net realized gains on investments	(0.02)	–	–	–
Total distributions	(0.41)	(0.45)	(0.47)	(0.40)
Net asset value
End of year	$10.33	$10.53	$10.26	$9.44
Total return(C)	2.01%	7.15%	13.40%	(1.70%) (F)
Net assets end of year (000's)	$779,041	$856,959	$289,879	$5,663
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.82%	0.83%	0.91%	1.11% (G)
Before reimbursement/fee waiver	0.92%	0.97%	1.09%	1.11% (G)
Net investment income, to average net assets	3.58%	4.16%	5.14%	3.92% (G)
Portfolio turnover rate	51%	54%	77%	67%(F)
174

For a share outstanding throughout each period	Transamerica AEGON Short-Term Bond(L)
	Class C				Class I
	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008(M)	October 31, 2011	October 31, 2010(E)
Net asset value
Beginning of year	$10.51	$10.24	$9.42	$10.00	$10.35	$10.14
Investment operations
Net investment income(B)	0.29	0.36	0.43	0.32	0.38	0.39
Net realized and change in unrealized gain (loss) on investments	(0.17)	0.28	0.80	(0.55)	(0.16)	0.24
Total from investment operations	0.12	0.64	1.23	(0.23)	0.22	0.63
Distributions
Net investment income	(0.30)	(0.37)	(0.41)	(0.35)	(0.40)	(0.42)
Net realized gains on investments	(0.02)	–	–	–	(0.02)	–
Total distributions	(0.32)	(0.37)	(0.41)	(0.35)	(0.42)	(0.42)
Net asset value
End of year	$10.31	$10.51	$10.24	$9.42	$10.15	$10.35
Total return(C)	1.23%	6.32%	12.74%	(2.43%) (F)	2.16%	6.34% (F)
Net assets end of year (000's)	$846,464	$834,859	$317,130	$7,263	$270,667	$198,461
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.59%	1.59%	1.65%	1.76% (G)	0.64%	0.65% (G)
Before reimbursement/fee waiver	1.59%	1.63%	1.74%	1.76% (G)	0.64%	0.67% (G)
Net investment income, to average net assets	2.81%	3.40%	4.38%	3.28% (G)	3.75%	4.17% (G)
Portfolio turnover rate	51%	54%	77%	67% (F)	51%	54%(F)
For a share outstanding throughout each period	Transamerica Asset Allocation — Conservative Portfolio
	Class A
	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007
Net asset value
Beginning of year	$11.22	$10.42	$8.99	$12.40	$11.76
Investment operations
Net investment income(B),(N)	0.30	0.35	0.40	0.36	0.38
Net realized and change in unrealized gain (loss) on investments	(0.06)	0.83	1.46	(3.21)	0.82
Total from investment operations	0.24	1.18	1.86	(2.85)	1.20
Distributions
Net investment income	(0.29)	(0.38)	(0.43)	(0.32)	(0.24)
Net realized gains on investments	–	–	–	(0.24)	(0.32)
Total distributions	(0.29)	(0.38)	(0.43)	(0.56)	(0.56)
Net asset value
End of year	$11.17	$11.22	$10.42	$8.99	$12.40
Total return(C)	2.20%	11.59%	21.76%	(23.86%)	12.06%
Net assets end of year (000's)	$489,240	$485,473	$360,558	$268,516	$242,342
Ratio and supplemental data
Expenses to average net assets(O)
After reimbursement/fee waiver	0.62%	0.63%	0.65%	0.62%	0.62%
Before reimbursement/fee waiver	0.62%	0.63%	0.65%	0.62%	0.62%
Net investment income, to average net assets(N)	2.63%	3.28%	4.27%	3.22%	3.18%
Portfolio turnover rate(P)	31%	16%	27%	10%	32%

175

For a share outstanding throughout each period	Transamerica Asset Allocation — Conservative Portfolio
	Class B
	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007
Net asset value
Beginning of year	$11.17	$10.38	$8.97	$12.36	$11.73
Investment operations
Net investment income(B),(N)	0.24	0.30	0.35	0.31	0.30
Net realized and change in unrealized gain (loss) on investments	(0.07)	0.80	1.45	(3.22)	0.86
Total from investment operations	0.17	1.10	1.80	(2.91)	1.16
Distributions
Net investment income	(0.23)	(0.31)	(0.39)	(0.24)	(0.21)
Net realized gains on investments	–	–	–	(0.24)	(0.32)
Total distributions	(0.23)	(0.31)	(0.39)	(0.48)	(0.53)
Net asset value
End of year	$11.11	$11.17	$10.38	$8.97	$12.36
Total return(C)	1.50%	10.82%	21.01%	(24.36%)	11.34%
Net assets end of year (000's)	$80,696	$114,303	$111,706	$93,268	$116,569
Ratio and supplemental data
Expenses to average net assets(O)
After reimbursement/fee waiver	1.27%	1.26%	1.28%	1.24%	1.25%
Before reimbursement/fee waiver	1.27%	1.26%	1.28%	1.24%	1.25%
Net investment income, to average net assets(N)	2.08%	2.81%	3.71%	2.72%	2.59%
Portfolio turnover rate(P)	31%	16%	27%	10%	32%
For a share outstanding throughout each period	Transamerica Asset Allocation — Conservative Portfolio
	Class C
	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007
Net asset value
Beginning of year	$11.16	$10.37	$8.96	$12.35	$11.73
Investment operations
Net investment income(B),(N)	0.23	0.29	0.34	0.29	0.30
Net realized and change in unrealized gain (loss) on investments	(0.06)	0.82	1.46	(3.19)	0.86
Total from investment operations	0.17	1.11	1.80	(2.90)	1.16
Distributions
Net investment income	(0.24)	(0.32)	(0.39)	(0.25)	(0.22)
Net realized gains on investments	–	–	–	(0.24)	(0.32)
Total distributions	(0.24)	(0.32)	(0.39)	(0.49)	(0.54)
Net asset value
End of year	$11.09	$11.16	$10.37	$8.96	$12.35
Total return(C)	1.50%	10.92%	21.09%	(24.30%)	11.31%
Net assets end of year (000's)	$578,193	$601,625	$488,315	$364,153	$336,981
Ratio and supplemental data
Expenses to average net assets(O)
After reimbursement/fee waiver	1.21%	1.22%	1.23%	1.22%	1.22%
Before reimbursement/fee waiver	1.21%	1.22%	1.23%	1.22%	1.22%
Net investment income, to average net assets(N)	2.04%	2.75%	3.69%	2.61%	2.60%
Portfolio turnover rate(P)	31%	16%	27%	10%	32%

176

For a share outstanding throughout each period	Transamerica Asset Allocation — Conservative Portfolio
	Class I
	October 31, 2011	October 31, 2010(E)
Net asset value
Beginning of year	$11.24	$10.69
Investment operations
Net investment income(B),(N)	0.32	0.22
Net realized and change in unrealized gain (loss) on investments	(0.04)	0.75
Total from investment operations	0.28	0.97
Distributions
Net investment income	(0.33)	(0.42)
Total distributions	(0.33)	(0.42)
Net asset value
End of year	$11.19	$11.24
Total return(C)	2.52%	9.39% (F)
Net assets end of year (000's)	$15,067	$10,813
Ratio and supplemental data
Expenses to average net assets(O)
After reimbursement/fee waiver	0.26%	0.28% (G)
Before reimbursement/fee waiver	0.26%	0.28% (G)
Net investment income, to average net assets(N)	2.83%	2.24% (G)
Portfolio turnover rate(P)	31%	16%(F)
For a share outstanding throughout each period	Transamerica Asset Allocation — Conservative Portfolio
	Class R
	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007
Net asset value
Beginning of year	$11.29	$10.49	$9.05	$12.47	$11.84
Investment operations
Net investment income(B),(N)	0.28	0.27	0.37	0.35	0.33
Net realized and change in unrealized gain (loss) on investments	(0.07)	0.88	1.49	(3.23)	0.85
Total from investment operations	0.21	1.15	1.86	(2.88)	1.18
Distributions
Net investment income	(0.26)	(0.35)	(0.42)	(0.30)	(0.23)
Net realized gains on investments	–	–	–	(0.24)	(0.32)
Total distributions	(0.26)	(0.35)	(0.42)	(0.54)	(0.55)
Net asset value
End of year	$11.24	$11.29	$10.49	$9.05	$12.47
Total return(C)	1.90%	11.23%	21.59%	(23.98%)	11.89%
Net assets end of year (000's)	$2,425	$3,061	$1,509	$1,089	$645
Ratio and supplemental data
Expenses to average net assets(O)
After reimbursement/fee waiver	0.90%	0.88%	0.89%	0.82%	0.86%
Before reimbursement/fee waiver	0.90%	0.88%	0.89%	0.82%	0.86%
Net investment income, to average net assets(N)	2.50%	2.56%	3.97%	3.14%	2.71%
Portfolio turnover rate(P)	31%	16%	27%	10%	32%

177

For a share outstanding throughout each period	Transamerica Asset Allocation — Growth Portfolio
	Class A
	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007
Net asset value
Beginning of year	$11.36	$9.92	$8.87	$15.46	$13.44
Investment operations
Net investment income(B),(N)	0.07	0.05	0.12	0.15	0.23
Net realized and change in unrealized gain (loss) on investments	0.11	1.48	1.12	(6.29)	2.53
Total from investment operations	0.18	1.53	1.24	(6.14)	2.76
Distributions
Net investment income	(0.05)	(0.09)	(0.19)	(0.02)	(0.29)
Net realized gains on investments	–	–	–	(0.43)	(0.45)
Total distributions	(0.05)	(0.09)	(0.19)	(0.45)	(0.74)
Net asset value
End of year	$11.49	$11.36	$9.92	$8.87	$15.46
Total return(C)	1.59%	15.55%	14.46%	(40.75%)	21.35%
Net assets end of year (000's)	$610,951	$645,459	$574,500	$495,257	$781,872
Ratio and supplemental data
Expenses to average net assets(O)
After reimbursement/fee waiver	0.67%	0.68%	0.73%	0.65%	0.64%
Before reimbursement/fee waiver	0.67%	0.68%	0.73%	0.65%	0.64%
Net investment income, to average net assets(N)	0.58%	0.45%	1.41%	1.20%	1.62%
Portfolio turnover rate(P)	30%	10%	47%	12%	18%
For a share outstanding throughout each period	Transamerica Asset Allocation — Growth Portfolio
	Class B
	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007
Net asset value
Beginning of year	$11.09	$9.70	$8.63	$15.13	$13.17
Investment operations
Net investment income (loss)(B),(N)	– (I)	(0.02)	0.07	0.08	0.14
Net realized and change in unrealized gain (loss) on investments	0.11	1.44	1.10	(6.15)	2.47
Total from investment operations	0.11	1.42	1.17	(6.07)	2.61
Distributions
Net investment income	–	(0.03)	(0.10)	–	(0.20)
Net realized gains on investments	–	–	–	(0.43)	(0.45)
Total distributions	–	(0.03)	(0.10)	(0.43)	(0.65)
Net asset value
End of year	$11.20	$11.09	$9.70	$8.63	$15.13
Total return(C)	0.99%	14.65%	13.78%	(41.15%)	20.54%
Net assets end of year (000's)	$140,909	$184,263	$192,054	$196,817	$368,186
Ratio and supplemental data
Expenses to average net assets(O)
After reimbursement/fee waiver	1.36%	1.35%	1.40%	1.30%	1.29%
Before reimbursement/fee waiver	1.36%	1.35%	1.40%	1.30%	1.29%
Net investment income (loss), to average net assets(N)	(0.02%)	(0.18%)	0.84%	0.67%	1.02%
Portfolio turnover rate(P)	30%	10%	47%	12%	18%

178

For a share outstanding throughout each period	Transamerica Asset Allocation — Growth Portfolio
	Class C
	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007
Net asset value
Beginning of year	$11.09	$9.69	$8.64	$15.13	$13.18
Investment operations
Net investment income (loss)(B),(N)	– (I)	(0.01)	0.08	0.08	0.14
Net realized and change in unrealized gain (loss) on investments	0.11	1.45	1.08	(6.14)	2.48
Total from investment operations	0.11	1.44	1.16	(6.06)	2.62
Distributions
Net investment income	–	(0.04)	(0.11)	–	(0.22)
Net realized gains on investments	–	–	–	(0.43)	(0.45)
Total distributions	–	(0.04)	(0.11)	(0.43)	(0.67)
Net asset value
End of year	$11.20	$11.09	$9.69	$8.64	$15.13
Total return(C)	0.99%	14.86%	13.72%	(41.08%)	20.60%
Net assets end of year (000's)	$682,872	$774,914	$763,086	$751,881	$1,270,635
Ratio and supplemental data
Expenses to average net assets(O)
After reimbursement/fee waiver	1.29%	1.29%	1.33%	1.26%	1.25%
Before reimbursement/fee waiver	1.29%	1.29%	1.33%	1.26%	1.25%
Net investment income (loss), to average net assets(N)	–% (J)	(0.12%)	0.90%	0.62%	1.03%
Portfolio turnover rate(P)	30%	10%	47%	12%	18%
For a share outstanding throughout each period	Transamerica Asset Allocation — Growth Portfolio
	Class I
	October 31, 2011	October 31, 2010(E)
Net asset value
Beginning of year	$11.39	$10.35
Investment operations
Net investment income (loss)(B),(N)	0.11	(0.02)
Net realized and change in unrealized gain on investments	0.13	1.20
Total from investment operations	0.24	1.18
Distributions
Net investment income	(0.10)	(0.14)
Total distributions	(0.10)	(0.14)
Net asset value
End of year	$11.53	$11.39
Total return(C)	2.10%	11.57% (F)
Net assets end of year (000's)	$14,642	$13,112
Ratio and supplemental data
Expenses to average net assets(O)
After reimbursement/fee waiver	0.27%	0.30% (G)
Before reimbursement/fee waiver	0.27%	0.30% (G)
Net investment income (loss), to average net assets(N)	0.93%	(0.15%) (G)
Portfolio turnover rate(P)	30%	10%(F)

179

For a share outstanding throughout each period	Transamerica Asset Allocation — Growth Portfolio
	Class R
	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007
Net asset value
Beginning of year	$11.27	$9.85	$8.84	$15.40	$13.43
Investment operations
Net investment income(B),(N)	0.05	0.01	0.10	0.07	0.13
Net realized and change in unrealized gain (loss) on investments	0.11	1.49	1.12	(6.20)	2.60
Total from investment operations	0.16	1.50	1.22	(6.13)	2.73
Distributions
Net investment income	(0.04)	(0.08)	(0.21)	–	(0.31)
Net realized gains on investments	–	–	–	(0.43)	(0.45)
Total distributions	(0.04)	(0.08)	(0.21)	(0.43)	(0.76)
Net asset value
End of year	$11.39	$11.27	$9.85	$8.84	$15.40
Total return(C)	1.45%	15.35%	14.35%	(40.81%)	21.20%
Net assets end of year (000's)	$3,722	$3,762	$2,704	$1,570	$884
Ratio and supplemental data
Expenses to average net assets(O)
After reimbursement/fee waiver	0.82%	0.84%	0.85%	0.83%	0.68%
Before reimbursement/fee waiver	0.82%	0.84%	0.85%	0.83%	0.68%
Net investment income, to average net assets(N)	0.44%	0.15%	1.09%	0.57%	0.94%
Portfolio turnover rate(P)	30%	10%	47%	12%	18%
For a share outstanding throughout each period	Transamerica Asset Allocation — Moderate Growth Portfolio
	Class A
	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007
Net asset value
Beginning of year	$11.59	$10.39	$9.20	$14.58	$13.05
Investment operations
Net investment income(B),(N)	0.19	0.19	0.28	0.26	0.33
Net realized and change in unrealized gain (loss) on investments	(0.06)	1.27	1.25	(5.04)	1.86
Total from investment operations	0.13	1.46	1.53	(4.78)	2.19
Distributions
Net investment income	(0.17)	(0.23)	(0.34)	(0.19)	(0.34)
Net realized gains on investments	–	–	–	(0.41)	(0.32)
Return of capital	–	(0.03)	–	–	–
Total distributions	(0.17)	(0.26)	(0.34)	(0.60)	(0.66)
Net asset value
End of year	$11.55	$11.59	$10.39	$9.20	$14.58
Total return(C)	1.09%	14.35%	17.47%	(34.01%)	17.48%
Net assets end of year (000's)	$1,186,790	$1,202,885	$1,044,810	$901,766	$1,295,568
Ratio and supplemental data
Expenses to average net assets(O)
After reimbursement/fee waiver	0.62%	0.62%	0.66%	0.60%	0.60%
Before reimbursement/fee waiver	0.62%	0.62%	0.66%	0.60%	0.60%
Net investment income, to average net assets(N)	1.58%	1.80%	2.99%	2.12%	2.42%
Portfolio turnover rate(P)	35%	17%	37%	13%	19%

180

For a share outstanding throughout each period	Transamerica Asset Allocation — Moderate Growth Portfolio
	Class B
	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007
Net asset value
Beginning of year	$11.53	$10.34	$9.12	$14.45	$12.94
Investment operations
Net investment income(B),(N)	0.12	0.13	0.22	0.19	0.24
Net realized and change in unrealized gain (loss) on investments	(0.07)	1.25	1.24	(5.01)	1.85
Total from investment operations	0.05	1.38	1.46	(4.82)	2.09
Distributions
Net investment income	(0.08)	(0.16)	(0.24)	(0.10)	(0.26)
Net realized gains on investments	–	–	–	(0.41)	(0.32)
Return of capital	–	(0.03)	–	–	–
Total distributions	(0.08)	(0.19)	(0.24)	(0.51)	(0.58)
Net asset value
End of year	$11.50	$11.53	$10.34	$9.12	$14.45
Total return(C)	0.43%	13.57%	16.69%	(34.44%)	16.69%
Net assets end of year (000's)	$283,905	$383,062	$394,275	$389,429	$651,359
Ratio and supplemental data
Expenses to average net assets(O)
After reimbursement/fee waiver	1.31%	1.30%	1.33%	1.27%	1.27%
Before reimbursement/fee waiver	1.31%	1.30%	1.33%	1.27%	1.27%
Net investment income, to average net assets(N)	1.02%	1.19%	2.39%	1.54%	1.78%
Portfolio turnover rate(P)	35%	17%	37%	13%	19%
For a share outstanding throughout each period	Transamerica Asset Allocation — Moderate Growth Portfolio
	Class C
	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007
Net asset value
Beginning of year	$11.50	$10.32	$9.11	$14.45	$12.95
Investment operations
Net investment income(B),(N)	0.12	0.13	0.22	0.18	0.24
Net realized and change in unrealized gain (loss) on investments	(0.05)	1.25	1.25	(5.00)	1.85
Total from investment operations	0.07	1.38	1.47	(4.82)	2.09
Distributions
Net investment income	(0.10)	(0.17)	(0.26)	(0.11)	(0.27)
Net realized gains on investments	–	–	–	(0.41)	(0.32)
Return of capital	–	(0.03)	–	–	–
Total distributions	(0.10)	(0.20)	(0.26)	(0.52)	(0.59)
Net asset value
End of year	$11.47	$11.50	$10.32	$9.11	$14.45
Total return(C)	0.56%	13.58%	16.77%	(34.44%)	16.74%
Net assets end of year (000's)	$1,468,164	$1,606,227	$1,513,954	$1,455,012	$2,098,087
Ratio and supplemental data
Expenses to average net assets(O)
After reimbursement/fee waiver	1.25%	1.25%	1.28%	1.23%	1.23%
Before reimbursement/fee waiver	1.25%	1.25%	1.28%	1.23%	1.23%
Net investment income, to average net assets(N)	0.99%	1.20%	2.43%	1.49%	1.79%
Portfolio turnover rate(P)	35%	17%	37%	13%	19%

181

For a share outstanding throughout each period	Transamerica Asset Allocation — Moderate Growth Portfolio
	Class I
	October 31, 2011	October 31, 2010(E)
Net asset value
Beginning of year	$11.61	$10.76
Investment operations
Net investment income(B),(N)	0.21	0.09
Net realized and change in unrealized gain (loss) on investments	(0.03)	1.07
Total from investment operations	0.18	1.16
Distributions
Net investment income	(0.21)	(0.28)
Return of capital	–	(0.03)
Total distributions	(0.21)	(0.31)
Net asset value
End of year	$11.58	$11.61
Total return(C)	1.54%	11.07% (F)
Net assets end of year (000's)	$23,403	$16,293
Ratio and supplemental data
Expenses to average net assets(O)
After reimbursement/fee waiver	0.26%	0.29% (G)
Before reimbursement/fee waiver	0.26%	0.29% (G)
Net investment income, to average net assets(N)	1.74%	0.89% (G)
Portfolio turnover rate(P)	35%	17%(F)
For a share outstanding throughout each period	Transamerica Asset Allocation — Moderate Growth Portfolio
	Class R
	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007
Net asset value
Beginning of year	$11.53	$10.36	$9.18	$14.54	$13.05
Investment operations
Net investment income(B),(N)	0.17	0.15	0.25	0.22	0.24
Net realized and change in unrealized gain (loss) on investments	(0.04)	1.28	1.26	(5.00)	1.93
Total from investment operations	0.13	1.43	1.51	(4.78)	2.17
Distributions
Net investment income	(0.16)	(0.23)	(0.33)	(0.17)	(0.36)
Net realized gains on investments	–	–	–	(0.41)	(0.32)
Return of capital	–	(0.03)	–	–	–
Total distributions	(0.16)	(0.26)	(0.33)	(0.58)	(0.68)
Net asset value
End of year	$11.50	$11.53	$10.36	$9.18	$14.54
Total return(C)	1.06%	14.08%	17.29%	(34.08%)	17.31%
Net assets end of year (000's)	$5,306	$5,413	$2,873	$1,969	$1,983
Ratio and supplemental data
Expenses to average net assets(O)
After reimbursement/fee waiver	0.77%	0.79%	0.82%	0.76%	0.67%
Before reimbursement/fee waiver	0.77%	0.79%	0.82%	0.76%	0.67%
Net investment income, to average net assets(N)	1.43%	1.43%	2.68%	1.74%	1.80%
Portfolio turnover rate(P)	35%	17%	37%	13%	19%

182

For a share outstanding throughout each period	Transamerica Asset Allocation — Moderate Portfolio
	Class A
	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007
Net asset value
Beginning of year	$11.59	$10.62	$9.29	$13.69	$12.64
Investment operations
Net investment income(B),(N)	0.26	0.30	0.36	0.33	0.36
Net realized and change in unrealized gain (loss) on investments	(0.02)	1.04	1.40	(4.05)	1.40
Total from investment operations	0.24	1.34	1.76	(3.72)	1.76
Distributions
Net investment income	(0.23)	(0.37)	(0.43)	(0.28)	(0.37)
Net realized gains on investments	–	–	–	(0.40)	(0.34)
Total distributions	(0.23)	(0.37)	(0.43)	(0.68)	(0.71)
Net asset value
End of year	$11.60	$11.59	$10.62	$9.29	$13.69
Total return(C)	2.10%	12.95%	19.99%	(28.41%)	14.51%
Net assets end of year (000's)	$877,866	$857,469	$694,532	$545,646	$665,013
Ratio and supplemental data
Expenses to average net assets(O)
After reimbursement/fee waiver	0.61%	0.61%	0.63%	0.59%	0.59%
Before reimbursement/fee waiver	0.61%	0.61%	0.63%	0.59%	0.59%
Net investment income, to average net assets(N)	2.23%	2.78%	3.76%	2.79%	2.83%
Portfolio turnover rate(P)	30%	16%	30%	12%	23%
For a share outstanding throughout each period	Transamerica Asset Allocation — Moderate Portfolio
	Class B
	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007
Net asset value
Beginning of year	$11.55	$10.59	$9.23	$13.59	$12.55
Investment operations
Net investment income(B),(N)	0.20	0.24	0.30	0.27	0.28
Net realized and change in unrealized gain (loss) on investments	(0.03)	1.02	1.39	(4.05)	1.39
Total from investment operations	0.17	1.26	1.69	(3.78)	1.67
Distributions
Net investment income	(0.14)	(0.30)	(0.33)	(0.18)	(0.28)
Net realized gains on investments	–	–	–	(0.40)	(0.34)
Total distributions	(0.14)	(0.30)	(0.33)	(0.58)	(0.62)
Net asset value
End of year	$11.58	$11.55	$10.59	$9.23	$13.59
Total return(C)	1.49%	12.13%	19.16%	(28.87%)	13.73%
Net assets end of year (000's)	$152,538	$220,658	$228,151	$223,209	$357,175
Ratio and supplemental data
Expenses to average net assets(O)
After reimbursement/fee waiver	1.28%	1.28%	1.30%	1.25%	1.25%
Before reimbursement/fee waiver	1.28%	1.28%	1.30%	1.25%	1.25%
Net investment income, to average net assets(N)	1.69%	2.24%	3.23%	2.26%	2.21%
Portfolio turnover rate(P)	30%	16%	30%	12%	23%

183

For a share outstanding throughout each period	Transamerica Asset Allocation — Moderate Portfolio
	Class C
	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007
Net asset value
Beginning of year	$11.50	$10.55	$9.21	$13.58	$12.55
Investment operations
Net investment income(B),(N)	0.19	0.24	0.30	0.26	0.28
Net realized and change in unrealized gain (loss) on investments	(0.01)	1.02	1.39	(4.03)	1.39
Total from investment operations	0.18	1.26	1.69	(3.77)	1.67
Distributions
Net investment income	(0.16)	(0.31)	(0.35)	(0.20)	(0.30)
Net realized gains on investments	–	–	–	(0.40)	(0.34)
Total distributions	(0.16)	(0.31)	(0.35)	(0.60)	(0.64)
Net asset value
End of year	$11.52	$11.50	$10.55	$9.21	$13.58
Total return(C)	1.50%	12.22%	19.24%	(28.87%)	13.86%
Net assets end of year (000's)	$1,088,747	$1,142,029	$997,766	$876,977	$1,159,220
Ratio and supplemental data
Expenses to average net assets(O)
After reimbursement/fee waiver	1.22%	1.22%	1.24%	1.21%	1.21%
Before reimbursement/fee waiver	1.22%	1.22%	1.24%	1.21%	1.21%
Net investment income, to average net assets(N)	1.64%	2.21%	3.25%	2.21%	2.22%
Portfolio turnover rate(P)	30%	16%	30%	12%	23%
For a share outstanding throughout each period	Transamerica Asset Allocation — Moderate Portfolio
	Class I
	October 31, 2011	October 31, 2010(E)
Net asset value
Beginning of year	$11.61	$10.94
Investment operations
Net investment income(B),(N)	0.28	0.17
Net realized and change in unrealized gain on investments	0.01	0.91
Total from investment operations	0.29	1.08
Distributions
Net investment income	(0.27)	(0.41)
Total distributions	(0.27)	(0.41)
Net asset value
End of year	$11.63	$11.61
Total return(C)	2.53%	10.27% (F)
Net assets end of year (000's)	$26,332	$17,853
Ratio and supplemental data
Expenses to average net assets(O)
After reimbursement/fee waiver	0.26%	0.28% (G)
Before reimbursement/fee waiver	0.26%	0.28% (G)
Net investment income, to average net assets(N)	2.42%	1.73% (G)
Portfolio turnover rate(P)	30%	16%(F)

184

For a share outstanding throughout each period	Transamerica Asset Allocation — Moderate Portfolio
	Class R
	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007
Net asset value
Beginning of year	$11.53	$10.58	$9.28	$13.65	$12.64
Investment operations
Net investment income(B),(N)	0.23	0.24	0.32	0.28	0.31
Net realized and change in unrealized gain (loss) on investments	– (I)	1.06	1.42	(4.02)	1.42
Total from investment operations	0.23	1.30	1.74	(3.74)	1.73
Distributions
Net investment income	(0.22)	(0.35)	(0.44)	(0.23)	(0.38)
Net realized gains on investments	–	–	–	(0.40)	(0.34)
Total distributions	(0.22)	(0.35)	(0.44)	(0.63)	(0.72)
Net asset value
End of year	$11.54	$11.53	$10.58	$9.28	$13.65
Total return(C)	2.01%	12.60%	19.81%	(28.57%)	14.31%
Net assets end of year (000's)	$5,314	$4,278	$2,211	$959	$610
Ratio and supplemental data
Expenses to average net assets(O)
After reimbursement/fee waiver	0.82%	0.83%	0.86%	0.87%	0.72%
Before reimbursement/fee waiver	0.82%	0.83%	0.86%	0.87%	0.72%
Net investment income, to average net assets(N)	2.00%	2.23%	3.38%	2.37%	2.44%
Portfolio turnover rate(P)	30%	16%	30%	12%	23%
For a share outstanding throughout each period	Transamerica Logan Circle Emerging Markets Debt
	Class A	Class C	Class I
	October 31, 2011(Q)	October 31, 2011(Q)	October 31, 2011(Q)
Net asset value
Beginning of year	$10.00	$10.00	$10.00
Investment operations
Net investment income(B)	0.08	0.07	0.09
Net realized and change in unrealized gain (loss) on investments	(0.08)	(0.08)	(0.08)
Total from investment operations	–	(0.01)	0.01
Distributions
Net investment income	– (I)	– (I)	– (I)
Total distributions	– (I)	– (I)	– (I)
Net asset value
End of year	$10.00	$9.99	$10.01
Total return(C)	0.04% (F)	(0.08%) (F)	0.14% (F)
Net assets end of year (000's)	$2,247	$1,025	$2,064
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.35% (G)	2.00% (G)	1.00% (G)
Before reimbursement/fee waiver	1.65% (G)	2.29% (G)	1.34% (G)
Net investment income, to average net assets	5.24% (G)	4.35% (G)	5.46% (G)
Portfolio turnover rate	31% (F)	31% (F)	31%(F)

185

For a share outstanding throughout each period	Transamerica Morgan Stanley Capital Growth(R)
	Class A		Class B
	October 31, 2011	October 31, 2010(S)	October 31, 2011	October 31, 2010(S)
Net asset value
Beginning of year	$13.78	$11.77	$12.75	$10.95
Investment operations
Net investment income (loss)(B)	(0.12)	(0.09)	(0.20)	(0.15)
Net realized and change in unrealized gain (loss) on investments	1.81	2.12	1.67	1.96
Total from investment operations	1.69	2.03	1.47	1.81
Distributions
Net investment income	–	(0.02)	–	(0.01)
Total distributions	–	(0.02)	–	(0.01)
Net asset value
End of year	$15.47	$13.78	$14.22	$12.75
Total return(C)	12.34%	17.24% (F)	11.61%	16.51% (F)
Net assets end of year (000's)	$66,058	$48,547	$7,786	$9,916
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.55%	1.55% (G)	2.20%	2.20% (G)
Before reimbursement/fee waiver	1.63%	1.78% (G)	2.45%	2.51% (G)
Net investment income (loss), to average net assets	(0.76%)	(0.75%) (G)	(1.41%)	(1.36%) (G)
Portfolio turnover rate	90%	57% (F)	90%	57%(F)
For a share outstanding throughout each period	Transamerica Morgan Stanley Capital Growth(R)
	Class C		Class I
	October 31, 2011	October 31, 2010(S)	October 31, 2011	October 31, 2010(E)
Net asset value
Beginning of year	$12.74	$10.94	$13.89	$11.64
Investment operations
Net investment loss(B)	(0.20)	(0.15)	(0.06)	(0.06)
Net realized and change in unrealized gain on investments	1.66	1.96	1.83	2.33
Total from investment operations	1.46	1.81	1.77	2.27
Distributions
Net investment income	–	(0.01)	–	(0.02)
Total distributions	–	(0.01)	–	(0.02)
Net asset value
End of year	$14.20	$12.74	$15.66	$13.89
Total return(C)	11.62%	16.53% (F)	12.81%	19.58% (F)
Net assets end of year (000's)	$16,252	$12,814	$11,767	$434
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	2.20%	2.20% (G)	1.13%	1.20% (G)
Before reimbursement/fee waiver	2.18%	2.26% (G)	1.10%	1.85% (G)
Net investment loss, to average net assets	(1.41%)	(1.39%) (G)	(0.37%)	(0.51%) (G)
Portfolio turnover rate	90%	57% (F)	90%	57%(F)

186

For a share outstanding throughout each period	Transamerica Morgan Stanley Growth Opportunities(T)
	Class A
	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007
Net asset value
Beginning of year	$9.82	$7.54	$6.57	$11.40	$8.36
Investment operations
Net investment loss(B)	(0.10)	(0.05)	(0.05)	(0.06)	(0.09)
Net realized and change in unrealized gain (loss) on investments	1.21	2.33	1.02	(4.77)	3.13
Total from investment operations	1.11	2.28	0.97	(4.83)	3.04
Net asset value
End of year	$10.93	$9.82	$7.54	$6.57	$11.40
Total return(C)	11.30%	30.41%	14.76%	(42.37%)	36.20%
Net assets end of year (000's)	$103,177	$59,685	$48,788	$41,005	$64,825
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.75%	1.75%	1.75%	1.75%	1.75%
Before reimbursement/fee waiver	1.64%	1.98%	2.23%	1.81%	1.77%
Net investment loss, to average net assets	(0.83%)	(0.56%)	(0.68%)	(0.69%)	(1.00%)
Portfolio turnover rate	125%	63%	71%	45%	85%
For a share outstanding throughout each period	Transamerica Morgan Stanley Growth Opportunities(T)
	Class B
	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007
Net asset value
Beginning of year	$9.05	$6.99	$6.13	$10.72	$7.92
Investment operations
Net investment loss(B)	(0.15)	(0.10)	(0.08)	(0.12)	(0.14)
Net realized and change in unrealized gain (loss) on investments	1.11	2.16	0.94	(4.47)	2.94
Total from investment operations	0.96	2.06	0.86	(4.59)	2.80
Net asset value
End of year	$10.01	$9.05	$6.99	$6.13	$10.72
Total return(C)	10.61%	29.47%	14.03%	(42.82%)	35.35%
Net assets end of year (000's)	$9,636	$12,406	$14,067	$20,823	$65,123
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	2.40%	2.40%	2.40%	2.40%	2.40%
Before reimbursement/fee waiver	2.29%	2.41%	2.71%	2.46%	2.45%
Net investment loss, to average net assets	(1.40%)	(1.21%)	(1.25%)	(1.39%)	(1.66%)
Portfolio turnover rate	125%	63%	71%	45%	85%

187

For a share outstanding throughout each period	Transamerica Morgan Stanley Growth Opportunities(T)
	Class C
	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007
Net asset value
Beginning of year	$9.08	$7.01	$6.16	$10.74	$7.94
Investment operations
Net investment loss(B)	(0.15)	(0.10)	(0.08)	(0.11)	(0.14)
Net realized and change in unrealized gain (loss) on investments	1.12	2.17	0.93	(4.47)	2.94
Total from investment operations	0.97	2.07	0.85	(4.58)	2.80
Net asset value
End of year	$10.05	$9.08	$7.01	$6.16	$10.74
Total return(C)	10.68%	29.53%	13.80%	(42.64%)	35.26%
Net assets end of year (000's)	$14,288	$12,781	$10,774	$10,619	$22,656
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	2.40%	2.40%	2.40%	2.34%	2.36%
Before reimbursement/fee waiver	2.28%	2.41%	2.62%	2.34%	2.36%
Net investment loss, to average net assets	(1.43%)	(1.21%)	(1.31%)	(1.29%)	(1.61%)
Portfolio turnover rate	125%	63%	71%	45%	85%
For a share outstanding throughout each period	Transamerica Morgan Stanley Growth Opportunities(T)
	Class I
	October 31, 2011	October 31, 2010(E)
Net asset value
Beginning of year	$10.19	$8.04
Investment operations
Net investment loss(B)	(0.02)	(0.02)
Net realized and change in unrealized gain on investments	1.24	2.17
Total from investment operations	1.22	2.15
Distributions
Net investment income	(0.04)	–
Total distributions	(0.04)	–
Net asset value
End of year	$11.37	$10.19
Total return(C)	12.01%	26.74% (F)
Net assets end of year (000's)	$9,954	$815
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.08%	1.40% (G)
Before reimbursement/fee waiver	1.08%	1.48% (G)
Net investment loss, to average net assets	(0.20%)	(0.23%) (G)
Portfolio turnover rate	125%	63%(F)

188

For a share outstanding throughout each period	Transamerica Multi-Managed Balanced(U)
	Class A
	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007
Net asset value
Beginning of year	$21.40	$17.85	$16.44	$25.70	$22.05
Investment operations
Net investment income(B)	0.25	0.52	0.28	0.28	0.17
Net realized and change in unrealized gain (loss) on investments	1.94	3.55	2.47	(8.64)	3.62
Total from investment operations	2.19	4.07	2.75	(8.36)	3.79
Distributions
Net investment income	(0.25)	(0.52)	(0.31)	(0.24)	(0.14)
Net realized gains on investments	–	–	(1.03)	(0.66)	–
Total distributions	(0.25)	(0.52)	(1.34)	(0.90)	(0.14)
Net asset value
End of year	$23.34	$21.40	$17.85	$16.44	$25.70
Total return(C)	10.26%	23.08%	18.43%	(33.55%)	17.28%
Net assets end of year (000's)	$107,146	$95,258	$60,279	$49,917	$61,565
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.46%	1.56% (V)	1.73% (V)	1.52%	1.56%
Before reimbursement/fee waiver	1.49%	1.56% (V)	1.73% (V)	1.52%	1.56%
Net investment income, to average net assets	1.09%	2.67%	1.72%	1.27%	0.73%
Portfolio turnover rate	263%	99%	100%	52%	52%
For a share outstanding throughout each period	Transamerica Multi-Managed Balanced(U)
	Class B
	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007
Net asset value
Beginning of year	$21.34	$17.79	$16.37	$25.58	$21.98
Investment operations
Net investment income(B)	0.06	0.33	0.16	0.13	0.04
Net realized and change in unrealized gain (loss) on investments	1.92	3.58	2.45	(8.58)	3.60
Total from investment operations	1.98	3.91	2.61	(8.45)	3.64
Distributions
Net investment income	(0.09)	(0.36)	(0.17)	(0.10)	(0.04)
Net realized gains on investments	–	–	(1.03)	(0.66)	–
Total distributions	(0.09)	(0.36)	(1.20)	(0.76)	(0.04)
Net asset value
End of year	$23.23	$21.34	$17.79	$16.37	$25.58
Total return(C)	9.33%	22.15%	17.50%	(33.95%)	16.57%
Net assets end of year (000's)	$9,996	$14,658	$17,787	$32,469	$96,573
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	2.29%	2.34% (V)	2.46% (V)	2.15%	2.14%
Before reimbursement/fee waiver	2.32%	2.34% (V)	2.46% (V)	2.15%	2.14%
Net investment income, to average net assets	0.25%	1.73%	1.02%	0.59%	0.15%
Portfolio turnover rate	263%	99%	100%	52%	52%
189

For a share outstanding throughout each period	Transamerica Multi-Managed Balanced(U)
	Class C
	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007
Net asset value
Beginning of year	$21.20	$17.69	$16.30	$25.50	$21.91
Investment operations
Net investment income(B)	0.13	0.40	0.18	0.15	0.04
Net realized and change in unrealized gain (loss) on investments	1.91	3.53	2.46	(8.56)	3.59
Total from investment operations	2.04	3.93	2.64	(8.41)	3.63
Distributions
Net investment income	(0.15)	(0.42)	(0.22)	(0.13)	(0.04)
Net realized gains on investments	–	–	(1.03)	(0.66)	–
Total distributions	(0.15)	(0.42)	(1.25)	(0.79)	(0.04)
Net asset value
End of year	$23.09	$21.20	$17.69	$16.30	$25.50
Total return(C)	9.63%	22.43%	17.80%	(33.92%)	16.61%
Net assets end of year (000's)	$38,868	$24,194	$16,933	$17,719	$32,569
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	2.03%	2.11% (V)	2.27% (V)	2.08%	2.11%
Before reimbursement/fee waiver	2.05%	2.11% (V)	2.27% (V)	2.08%	2.11%
Net investment income, to average net assets	0.55%	2.09%	1.15%	0.69%	0.18%
Portfolio turnover rate	263%	99%	100%	52%	52%
For a share outstanding throughout each period	Transamerica Multi-Managed Balanced(U)
	Class I
	October 31, 2011	October 31, 2010(E)
Net asset value
Beginning of year	$21.46	$18.49
Investment operations
Net investment income(B)	0.38	0.57
Net realized and change in unrealized gain on investments	1.91	2.98
Total from investment operations	2.29	3.55
Distributions
Net investment income	(0.35)	(0.58)
Total distributions	(0.35)	(0.58)
Net asset value
End of year	$23.40	$21.46
Total return(C)	10.70%	19.52% (F)
Net assets end of year (000's)	$12,086	$265
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.00%	1.46% (D),(G)
Before reimbursement/fee waiver	1.01%	2.01% (D),(G)
Net investment income, to average net assets	1.61%	3.15% (G)
Portfolio turnover rate	263%	99%(F)

190

For a share outstanding throughout each period	Transamerica Multi-Manager Alternative Strategies Portfolio
	Class A
	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007(W)
Net asset value
Beginning of year	$9.82	$9.35	$8.30	$10.78	$10.00
Investment operations
Net investment income(B),(N)	0.15	0.14	0.29	0.20	0.05
Net realized and change in unrealized gain (loss) on investments	(0.23)	0.58	1.08	(2.43)	0.73
Total from investment operations	(0.08)	0.72	1.37	(2.23)	0.78
Distributions
Net investment income	(0.06)	(0.15)	(0.32)	(0.25)	–
Return of capital	–	(0.10)	–	–	–
Total distributions	(0.06)	(0.25)	(0.32)	(0.25)	–
Net asset value
End of year	$9.68	$9.82	$9.35	$8.30	$10.78
Total return(C)	(0.77%)	7.83%	17.21%	(21.08%)	7.80% (F)
Net assets end of year (000's)	$171,567	$128,041	$119,693	$97,482	$38,870
Ratio and supplemental data
Expenses to average net assets(O)
After reimbursement/fee waiver	0.76%	0.80%	0.81%	0.84%	0.90% (G)
Before reimbursement/fee waiver	0.76%	0.80%	0.81%	0.77%	1.29% (G)
Net investment income, to average net assets(N)	1.53%	1.51%	3.43%	1.98%	0.58% (G)
Portfolio turnover rate(P)	31%	35%	18%	5%	–%(F),(J)
For a share outstanding throughout each period	Transamerica Multi-Manager Alternative Strategies Portfolio
	Class C
	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007(W)
Net asset value
Beginning of year	$9.73	$9.27	$8.23	$10.72	$10.00
Investment operations
Net investment income (loss)(B),(N)	0.09	0.08	0.24	0.15	(0.01)
Net realized and change in unrealized gain (loss) on investments	(0.22)	0.57	1.06	(2.42)	0.73
Total from investment operations	(0.13)	0.65	1.30	(2.27)	0.72
Distributions
Net investment income	(0.01)	(0.09)	(0.26)	(0.22)	–
Return of capital	–	(0.10)	–	–	–
Total distributions	(0.01)	(0.19)	(0.26)	(0.22)	–
Net asset value
End of year	$9.59	$9.73	$9.27	$8.23	$10.72
Total return(C)	(1.35%)	7.12%	16.37%	(21.52%)	7.20% (F)
Net assets end of year (000's)	$141,413	$114,662	$96,376	$89,701	$49,306
Ratio and supplemental data
Expenses to average net assets(O)
After reimbursement/fee waiver	1.42%	1.44%	1.45%	1.52%	1.55% (G)
Before reimbursement/fee waiver	1.42%	1.44%	1.45%	1.43%	1.99% (G)
Net investment income (loss), to average net assets(N)	0.91%	0.82%	2.92%	1.53%	(0.07%) (G)
Portfolio turnover rate(P)	31%	35%	18%	5%	–%(F),(J)

191

For a share outstanding throughout each period	Transamerica Multi-Manager Alternative Strategies Portfolio
	Class I
	October 31, 2011	October 31, 2010(E)
Net asset value
Beginning of year	$9.84	$9.49
Investment operations
Net investment income(B),(N)	0.15	0.07
Net realized and change in unrealized gain (loss) on investments	(0.19)	0.57
Total from investment operations	(0.04)	0.64
Distributions
Net investment income	(0.10)	(0.19)
Net realized gains on investments	–	(0.10)
Total distributions	(0.10)	(0.29)
Net asset value
End of year	$9.70	$9.84
Total return(C)	(0.47%)	6.90% (F)
Net assets end of year (000's)	$120,465	$34,131
Ratio and supplemental data
Expenses to average net assets(O)
After reimbursement/fee waiver	0.40%	0.50% (G)
Before reimbursement/fee waiver	0.40%	0.50% (G)
Net investment income, to average net assets(N)	1.56%	0.82% (G)
Portfolio turnover rate(P)	31%	35%(F)
For a share outstanding throughout each period	Transamerica Multi-Manager International Portfolio
	Class A
	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007
Net asset value
Beginning of year	$9.84	$8.53	$6.57	$13.24	$10.63
Investment operations
Net investment income(B),(N)	0.08	0.09	0.17	0.27	0.32
Net realized and change in unrealized gain (loss) on investments	(0.75)	1.33	1.84	(6.53)	2.87
Total from investment operations	(0.67)	1.42	2.01	(6.26)	3.19
Distributions
Net investment income	(0.08)	(0.11)	(0.05)	(0.32)	(0.58)
Net realized gains on investments	–	–	–	(0.09)	–
Total distributions	(0.08)	(0.11)	(0.05)	(0.41)	(0.58)
Net asset value
End of year	$9.09	$9.84	$8.53	$6.57	$13.24
Total return(C)	(6.90%)	16.80%	30.86%	(48.61%)	31.30%
Net assets end of year (000's)	$118,070	$135,479	$134,751	$103,077	$178,422
Ratio and supplemental data
Expenses to average net assets(O)
After reimbursement/fee waiver	0.67%	0.70%	0.74%	0.65%	0.65%
Before reimbursement/fee waiver	0.67%	0.70%	0.74%	0.65%	0.65%
Net investment income, to average net assets(N)	0.77%	1.04%	2.35%	2.59%	2.78%
Portfolio turnover rate(P)	13%	11%	32%	38%	1%

192

For a share outstanding throughout each period	Transamerica Multi-Manager International Portfolio
	Class B
	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007
Net asset value
Beginning of year	$9.74	$8.45	$6.50	$13.13	$10.59
Investment operations
Net investment income(B),(N)	0.01	0.02	0.01	0.21	0.23
Net realized and change in unrealized gain (loss) on investments	(0.75)	1.32	1.94	(6.50)	2.86
Total from investment operations	(0.74)	1.34	1.95	(6.29)	3.09
Distributions
Net investment income	– (I)	(0.05)	–	(0.25)	(0.55)
Net realized gains on investments	–	–	–	(0.09)	–
Total distributions	– (I)	(0.05)	–	(0.34)	(0.55)
Net asset value
End of year	$9.00	$9.74	$8.45	$6.50	$13.13
Total return(C)	(7.59%)	15.95%	30.00%	(49.04%)	30.32%
Net assets end of year (000's)	$13,373	$18,432	$18,010	$15,781	$30,060
Ratio and supplemental data
Expenses to average net assets(O)
After reimbursement/fee waiver	1.45%	1.45%	1.45%	1.42%	1.43%
Before reimbursement/fee waiver	1.48%	1.49%	1.57%	1.42%	1.43%
Net investment income, to average net assets(N)	0.11%	0.19%	0.08%	1.95%	1.98%
Portfolio turnover rate(P)	13%	11%	32%	38%	1%
For a share outstanding throughout each period	Transamerica Multi-Manager International Portfolio
	Class C
	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007
Net asset value
Beginning of year	$9.75	$8.45	$6.50	$13.13	$10.58
Investment operations
Net investment income(B),(N)	0.02	0.02	0.03	0.21	0.24
Net realized and change in unrealized gain (loss) on investments	(0.74)	1.33	1.92	(6.49)	2.86
Total from investment operations	(0.72)	1.35	1.95	(6.28)	3.10
Distributions
Net investment income	(0.02)	(0.05)	–	(0.26)	(0.55)
Net realized gains on investments	–	–	–	(0.09)	–
Total distributions	(0.02)	(0.05)	–	(0.35)	(0.55)
Net asset value
End of year	$9.01	$9.75	$8.45	$6.50	$13.13
Total return(C)	(7.42%)	16.10%	30.00%	(48.98%)	30.45%
Net assets end of year (000's)	$117,858	$144,849	$132,777	$128,742	$250,419
Ratio and supplemental data
Expenses to average net assets(O)
After reimbursement/fee waiver	1.34%	1.36%	1.43%	1.31%	1.31%
Before reimbursement/fee waiver	1.34%	1.36%	1.43%	1.31%	1.31%
Net investment income, to average net assets(N)	0.16%	0.27%	0.50%	2.01%	2.08%
Portfolio turnover rate(P)	13%	11%	32%	38%	1%

193

For a share outstanding throughout each period	Transamerica Multi-Manager International Portfolio
	Class I
	October 31, 2011	October 31, 2010(E)
Net asset value
Beginning of year	$9.86	$8.84
Investment operations
Net investment income (loss)(B),(N)	0.11	(0.02)
Net realized and change in unrealized gain (loss) on investments	(0.74)	1.19
Total from investment operations	(0.63)	1.17
Distributions
Net investment income	(0.12)	(0.15)
Total distributions	(0.12)	(0.15)
Net asset value
End of year	$9.11	$9.86
Total return(C)	(6.49%)	13.41% (F)
Net assets end of year (000's)	$28,748	$28,047
Ratio and supplemental data
Expenses to average net assets(O)
After reimbursement/fee waiver	0.29%	0.34% (G)
Before reimbursement/fee waiver	0.29%	0.34% (G)
Net investment income (loss), to average net assets(N)	1.12%	(0.21%) (G)
Portfolio turnover rate(P)	13%	11%(F)
For a share outstanding throughout each period	Transamerica Systematic Small/Mid Cap Value(X)
	Class A
	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007
Net asset value
Beginning of year	$18.89	$14.72	$12.70	$23.78	$17.78
Investment operations
Net investment income (loss)(B)	(0.06)	(0.02)	– (I)	0.21	0.14
Net realized and change in unrealized gain (loss) on investments	1.82	4.19	2.33	(8.64)	6.30
Total from investment operations	1.76	4.17	2.33	(8.43)	6.44
Distributions
Net investment income	–	–	(0.31)	(0.16)	(0.13)
Net realized gains on investments	–	–	–	(2.49)	(0.31)
Total distributions	–	–	(0.31)	(2.65)	(0.44)
Net asset value
End of year	$20.65	$18.89	$14.72	$12.70	$23.78
Total return(C)	9.32%	28.33%	19.12%	(39.47%)	36.99%
Net assets end of year (000's)	$323,147	$283,240	$201,569	$199,210	$96,667
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.43%	1.47%	1.59%	1.41%	1.41%
Before reimbursement/fee waiver	1.43%	1.47%	1.59%	1.41%	1.41%
Net investment income (loss), to average net assets	(0.27%)	(0.12%)	–% (J)	1.18%	0.71%
Portfolio turnover rate	174%	57%	101%	48%	22%

194

For a share outstanding throughout each period	Transamerica Systematic Small/Mid Cap Value(X)
	Class B
	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007
Net asset value
Beginning of year	$18.05	$14.16	$12.19	$22.89	$17.12
Investment operations
Net investment income (loss)(B)	(0.20)	(0.12)	(0.08)	0.06	0.02
Net realized and change in unrealized gain (loss) on investments	1.75	4.01	2.26	(8.27)	6.06
Total from investment operations	1.55	3.89	2.18	(8.21)	6.08
Distributions
Net investment income	–	–	(0.21)	–	–
Net realized gains on investments	–	–	–	(2.49)	(0.31)
Total distributions	–	–	(0.21)	(2.49)	(0.31)
Net asset value
End of year	$19.60	$18.05	$14.16	$12.19	$22.89
Total return(C)	8.59%	27.47%	18.37%	(39.85%)	36.09%
Net assets end of year (000's)	$33,830	$38,355	$34,573	$31,716	$53,285
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	2.09%	2.12%	2.24%	2.07%	2.07%
Before reimbursement/fee waiver	2.09%	2.12%	2.24%	2.07%	2.07%
Net investment income (loss), to average net assets	(0.95%)	(0.74%)	(0.66%)	0.34%	0.12%
Portfolio turnover rate	174%	57%	101%	48%	22%
For a share outstanding throughout each period	Transamerica Systematic Small/Mid Cap Value(X)
	Class C
	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007
Net asset value
Beginning of year	$17.86	$14.00	$12.10	$22.81	$17.09
Investment operations
Net investment income (loss)(B)	(0.18)	(0.12)	(0.08)	0.09	0.02
Net realized and change in unrealized gain (loss) on investments	1.72	3.98	2.23	(8.24)	6.05
Total from investment operations	1.54	3.86	2.15	(8.15)	6.07
Distributions
Net investment income	–	–	(0.25)	(0.07)	(0.04)
Net realized gains on investments	–	–	–	(2.49)	(0.31)
Total distributions	–	–	(0.25)	(2.56)	(0.35)
Net asset value
End of year	$19.40	$17.86	$14.00	$12.10	$22.81
Total return(C)	8.62%	27.57%	18.42%	(39.84%)	36.16%
Net assets end of year (000's)	$181,765	$169,903	$115,960	$95,729	$63,856
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	2.05%	2.07%	2.20%	2.04%	2.04%
Before reimbursement/fee waiver	2.05%	2.07%	2.20%	2.04%	2.04%
Net investment income (loss), to average net assets	(0.89%)	(0.73%)	(0.63%)	0.52%	0.10%
Portfolio turnover rate	174%	57%	101%	48%	22%

195

For a share outstanding throughout each period	Transamerica Systematic Small/Mid Cap Value(X)
	Class I
	October 31, 2011	October 31, 2010(E)
Net asset value
Beginning of year	$19.15	$15.44
Investment operations
Net investment income (loss)(B)	0.05	(0.02)
Net realized and change in unrealized gain on investments	1.83	3.73
Total from investment operations	1.88	3.71
Net asset value
End of year	$21.03	$19.15
Total return(C)	9.82%	24.03% (F)
Net assets end of year (000's)	$68,499	$40,346
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.00%	1.04% (G)
Before reimbursement/fee waiver	1.00%	1.04% (G)
Net investment income (loss), to average net assets	0.24%	(0.11%) (G)
Portfolio turnover rate	174%	57%(F)
For a share outstanding throughout each period	Transamerica TS&W International Equity
	Class A	Class C
	October 31, 2011(Y)	October 31, 2011(Y)
Net asset value
Beginning of year	$15.03	$15.03
Investment operations
Net investment income (loss)(B)	0.15	0.16
Net realized and change in unrealized gain on investments	(1.71)	(1.79)
Total from investment operations	(1.56)	(1.63)
Net asset value
End of year	$13.47	$13.40
Total return(C)	(10.38%) (F)	(10.84) (F)
Net assets end of year (000's)	$490	$113
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.50% (G)	2.14% (G)
Before reimbursement/fee waiver	1.52% (G)	2.14% (G)
Net investment income (loss), to average net assets(Z)	1.56% (G)	1.64% (G)
Portfolio turnover rate	16% (F)	16%(F)

196

For a share outstanding throughout each period	Transamerica TS&W International Equity
	Class I(AA)
	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007
Net asset value
Beginning of year	$13.97	$12.55	$9.94	$21.16	$19.08
Investment operations
Net investment income(B)	0.40	0.22	0.19	0.26	0.28
Net realized and change in unrealized gain (loss) on investments	(0.68)	1.36	2.61	(8.99)	4.37
Total from investment operations	(0.28)	1.58	2.80	(8.73)	4.65
Distributions
Net investment income	(0.19)	(0.16)	(0.19)	(0.20)	(0.09)
Net realized gains on investments	–	–	–	(2.29)	(2.48)
Total distributions	(0.19)	(0.16)	(0.19)	(2.49)	(2.57)
Net asset value
End of year	$13.50	$13.97	$12.55	$9.94	$21.16
Total return(C)	(2.05%)	12.73%	28.58%	(46.36%)	26.86%
Net assets end of year (000's)	$78,738	$75,271	$64,600	$51,529	$91,838
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.16%	1.43%	1.67%	1.52%	1.55%
Before reimbursement/fee waiver	1.16%	1.43%	1.67%	1.53%	1.55%
Net investment income, to average net assets(Z)	2.79%	1.76%	1.87%	1.67%	1.47%
Portfolio turnover rate	16%	43%	42%	40%	41%
For a share outstanding throughout each period	Transamerica WMC Diversified Equity(BB)
	Class A		Class B		Class C
	October 31, 2011	October 31, 2010(S)	October 31, 2011	October 31, 2010(S)	October 31, 2011	October 31, 2010(S)
Net asset value
Beginning of year	$14.29	$12.85	$14.22	$12.85	$14.22	$12.85
Investment operations
Net investment income (loss)(B)	(0.06)	0.15	(0.16)	0.06	(0.16)	0.06
Net realized and change in unrealized gain on investments	0.56	1.31	0.55	1.32	0.55	1.32
Total from investment operations	0.50	1.46	0.39	1.38	0.39	1.38
Distributions
Net investment income	(0.16)	(0.02)	(0.04)	(0.01)	(0.06)	(0.01)
Total distributions	(0.16)	(0.02)	(0.04)	(0.01)	(0.06)	(0.01)
Net asset value
End of year	$14.63	$14.29	$14.57	$14.22	$14.55	$14.22
Total return(C)	3.44%	11.32% (F)	2.71%	10.68% (F)	2.72%	10.68% (F)
Net assets end of year (000's)	$77,197	$83,766	$5,420	$7,735	$13,393	$15,013
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.52%	1.52% (G)	2.17%	2.17% (G)	2.17%	2.17% (G)
Before reimbursement/fee waiver	1.66%	1.72% (G)	2.30%	2.44% (G)	2.25%	2.31% (G)
Net investment income (loss), to average net assets	(0.42%)	1.14% (G)	(1.07%)	0.40% (G)	(1.07%)	0.48% (G)
Portfolio turnover rate	141%	79% (F)	141%	79% (F)	141%	79%(F)

197

For a share outstanding throughout each period	Transamerica WMC Diversified Equity(BB)		Transamerica WMC Quality Value
	Class I		Class A	Class C	Class I
	October 31, 2011	October 31, 2010(E)	October 31, 2011(CC)	October 31, 2011(CC)	October 31, 2011(CC)
Net asset value
Beginning of year	$14.41	$12.65	$10.00	$10.00	$10.00
Investment operations
Net investment income(B)	– (I)	0.26	0.11	0.06	0.13
Net realized and change in unrealized gain on investments	0.56	1.53	0.28	0.28	0.30
Total from investment operations	0.56	1.79	0.39	0.34	0.43
Distributions
Net investment income	(0.23)	(0.03)	(0.09)	(0.05)	(0.12)
Total distributions	(0.23)	(0.03)	(0.09)	(0.05)	(0.12)
Net asset value
End of year	$14.74	$14.41	$10.30	$10.29	$10.31
Total return(C)	3.82%	14.16% (F)	3.94% (F)	3.38% (F)	4.31% (F)
Net assets end of year (000's)	$1,127	$421	$1,021	$1,752	$7,855
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.17%	1.17% (G)	1.32% (G)	1.91% (G)	0.95% (G)
Before reimbursement/fee waiver	1.15%	1.81% (G)	1.32% (G)	1.91% (G)	0.95% (G)
Net investment income, to average net assets	0.01%	2.14% (G)	1.09% (G)	0.49% (G)	1.38% (G)
Portfolio turnover rate	141%	79% (F)	35% (F)	35% (F)	35%(F)
(A)	Formerly, Transamerica Flexible Income.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Includes extraordinary expenses. The impact of the expenses was 0.01%.
(E)	Commenced operations November 30, 2009.
(F)	Not annualized.
(G)	Annualized.
(H)	Formerly, Transamerica Money Market.
(I)	Rounds to less than $(0.01) or $0.01.
(J)	Rounds to less than (0.01%) or 0.01%.
(K)	Transamerica Asset Management, Inc. or any of its affiliates waive fees or reimburse expenses in order to avoid a negative yield. Refer to the notes to the financial statements for details.
(L)	Formerly, Transamerica Short-Term Bond.
(M)	Commenced operations November 1, 2007.
(N)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the Fund invests.
(O)	Does not include the expenses of the investment companies in which the fund invests.
(P)	Does not include the portfolio activity of the underlying affiliated funds.
(Q)	Commenced operations August 31, 2011.
(R)	Formerly, Transamerica Focus.
(S)	Commenced operations November 13, 2009.
(T)	Formerly, Transamerica Growth Opportunities.
(U)	Formerly, Transamerica Balanced.
(V)	Includes extraordinary expenses. The impact of the expenses were 0.01% and 0.02% for 2010 and 2009, respectively.
(W)	Commenced operations December 28, 2006.
(X)	Formerly, Transamerica Small/Mid Cap Value.
(Y)	Commenced operations March 1, 2011.
(Z)	Redemption Fees, if any. The impact of Redemption Fees is less than 0.01%.
(AA)	Prior to March 1, 2011, information provided in previous periods reflects TS&W International Equity Portfolio, which is the accounting survivor pursuant to a Plan of Reorganization.
(BB)	Formerly, Transamerica Diversified Equity.
(CC)	Commenced operations November 15, 2010.

Note: Prior to November 1, 2009, all the financials highlights were audited by another independent registered public accounting firm.

198

Notice of Privacy Policy

Protecting your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or other forms, such as your name, address, and account number;
•	Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and
•	Information we receive from non-affiliated third parties, including consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note: This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

199

[THIS PAGE INTENTIONALLY LEFT BLANK.]

[THIS PAGE INTENTIONALLY LEFT BLANK.]

Both the investment returns and principal value of mutual funds will fluctuate over time so that shares, when redeemed, may be worth more or less than their original cost.

Transamerica Funds
P.O. Box 9012
Clearwater, FL 33758-9012
Customer Service: 1-888-233-4339

Shareholder inquiries and transaction requests should be mailed to:
Transamerica Fund Services, Inc.
P.O. Box 219945
Kansas City, MO 64121-9945

ADDITIONAL INFORMATION about these funds is contained in the Statement of Additional Information, dated March 1, 2012, as supplemented from time to time, and in the annual and semi-annual reports to shareholders. The Statement of Additional Information is incorporated by reference into this prospectus. Other information about these funds has been filed with and is available from the U.S. Securities and Exchange Commission (“SEC”). Information about the funds (including the Statement of Additional Information) can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-551-8090. Copies of this information may be obtained upon payment of a duplication fee, by electronic request at the following e-mail address, publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520. Reports and other information about the funds are also available on the SEC’s Internet site at http://www.sec.gov.

To obtain a copy of the Statement of Additional Information or the annual and semi-annual reports, without charge, or to request other information or make other inquiries about these funds, call or write to Transamerica Funds at the phone number or address above or visit Transamerica Funds’ website at www.transamericafunds.com. In the Transamerica Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during the last fiscal year.

www.transamericafunds.com
Sales Support: 1-800-851-7555
Distributor: Transamerica Capital, Inc.

The Investment Company Act File Number for Transamerica Funds is 811-04556.

Transamerica Funds

Prospectus March 1, 2012
Class I2 Shares

Fund	Ticker
Transamerica Arbitrage Strategy	None
Transamerica Bond	None
Transamerica Capital Growth	None
Transamerica Commodity Strategy	None
Transamerica Core Bond	None
Transamerica Developing Markets Debt	None
Transamerica Developing Markets Equity	None
Transamerica Diversified Equity	None
Transamerica Emerging Markets	TWMCX
Transamerica Emerging Markets Debt	None
Transamerica Flexible Income	None
Transamerica Global Allocation	None
Transamerica Global Macro	None
Transamerica Global Real Estate Securities	TRSIX
Transamerica Growth	TJNIX
Transamerica Growth Opportunities	None
Transamerica High Yield Bond	None
Transamerica International	None
Transamerica International Bond	None
Transamerica International Equity	None
Fund	Ticker
Transamerica International Equity Opportunities	None
Transamerica International Small Cap	None
Transamerica International Value	None
Transamerica International Value Opportunities	None
Transamerica Large Cap Value	None
Transamerica Long/Short Strategy	None
Transamerica Managed Futures Strategy	None
Transamerica Mid Cap Value	None
Transamerica Money Market	None
Transamerica Multi-Managed Balanced	None
Transamerica Quality Value	TWQZX
Transamerica Real Return TIPS	None
Transamerica Select Equity	None
Transamerica Short-Term Bond	None
Transamerica Small- & Mid-Cap Value Select	None
Transamerica Small Company Growth	None
Transamerica Small/Mid Cap Value	TSMVX
Transamerica Total Return	None
Transamerica Value	None
Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.
Not insured by FDIC or any federal government agency.	May lose value.	Not a deposit of or guaranteed by any bank, bank affiliate, or credit union.

MPCAI20312

Selling Shares	246
Exchanging Shares	248
Pricing of Shares	248
Features and Policies	249
Financial Highlights	257

Transamerica Arbitrage Strategy (formerly, Transamerica Water Island Arbitrage

Strategy)

Investment Objective: Seeks to achieve capital growth by engaging in merger arbitrage.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.03%
Distribution and service (12b-1) fees	None
Other expenses	0.68%
Dividend and interest expense on securities sold short[a]	0.30%
Other expenses	0.38%
Total annual fund operating expenses	1.71%
Fee waiver and/or expense reimbursement[b]	0.16%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.55%
[a]	Dividend expense on securities sold short refers to paying the value of dividends to the securities' lenders. Interest expense on securities sold short arises from the use of short sale proceeds to invest more than 100% of the fund's net assets in long positions.
[b]	Contractual arrangements have been made with the fund’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2013, to waive fees and/or reimburse fund expenses to the extent that the fund’s total operating expenses exceed 1.25%, excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. TAM is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized fund operating expenses are less than the cap.

Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$ 158	$ 523	$ 913	$ 2,006

Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

For the period beginning May 1, 2011 and ending October 31, 2011, the portfolio turnover rate for the fund was 311% of the average value of its portfolio.

Principal Investment Strategies: In attempting to achieve the fund’s objective, Water Island Capital, LLC (the “sub-adviser”), the fund’s sub-adviser, plans to invest, under normal circumstances, at least 80% of the fund’s net assets in equity securities and other investments with similar economic characteristics of companies (both domestic and foreign) that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations. Equity securities include common and preferred stock and options.

Merger arbitrage is a highly specialized investment approach designed to profit from the successful completion of corporate reorganizations. The sub-adviser uses investment strategies designed to minimize market exposure including short selling and purchasing and selling options. The most common arbitrage activity, and the approach the fund generally will use, involves purchasing the shares of an announced acquisition target company at a discount to their expected value upon completion of the acquisition. The sub-adviser may engage in selling securities short when the terms of a proposed acquisition call for the exchange of common stock and/or other securities. In such a case, the common stock of the company to be acquired may be purchased and, at approximately the same time, an equivalent amount of the acquiring company’s common stock and/or other securities of the acquiring company may be sold short.

The fund may enter into equity swap agreements for the purpose of attempting to obtain a desired return on, or exposure to, certain equity securities or equity indices in an expedited manner or at a lower cost to the fund than if the fund had invested directly in such securities. The fund generally engages in active and frequent trading of portfolio securities to achieve its principal investment strategies. The fund will sell or cover a security when the securities of the companies involved in the transaction do not meet the fund’s expected return criteria when gauged by prevailing market prices and the relative risks of the situation.

The principal hedging strategies that the fund employs are short selling and engaging in put and call options.

Short Sales: The sub-adviser may engage in selling securities short when the terms of a proposed acquisition call for the exchange of common stock and/or other securities. In such a case, the common stock of the company to be acquired may be purchased and, at approximately the same time, an equivalent amount of the acquiring company’s common stock and/or other securities of the acquiring company may be sold short. The fund will make these short sales with the intention of later closing out (or covering) the short position with the securities of the acquiring company received when the acquisition is consummated. The purpose of the short sale is to protect against a decline in the market value of the acquiring company’s securities prior to the acquisition’s completion.

Put and Call Options: The sub-adviser may engage in purchasing and/or selling put and call options in an effort to reduce the risks associated with some of its investments. The market price of a put option normally will vary inversely with the market price of the underlying security. Consequently, by purchasing put options on securities the fund has purchased, it may be possible for the fund to partially offset any decline in the market value of these securities. The market price of the call, in most instances, will move in conjunction with the price of the underlying security.

The premium received by the fund for the sale of options may be used by the fund in an effort to reduce the risks associated with individual investments and to increase total investment return. To achieve this goal, the fund will typically sell covered puts and/or calls to generate additional income. From time to time, the fund may also choose to utilize the income generated from such sales to purchase additional options with the goal of providing downside protection should the price of the related securities drop. There is no guarantee this strategy will achieve its goal of enhancing returns and protecting against losses. Currently, the sub-adviser does not intend to commit greater than 25% of the fund’s net assets to option strategies.

The fund may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. There is no assurance the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. You may lose money if you invest in this fund.

•	Active Trading – The fund is actively managed and may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would be subject to tax at ordinary income tax rates upon distribution.
•	Arbitrage – Securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two or more securities may not perform as expected.
•	Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the fund will be subject to the credit risk of the depository institution holding the cash, it will not earn income on the cash and the fund’s yield will go down. To the extent that the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.
•	Currency – The value of the fund’s securities denominated in foreign currencies fluctuates as the rates of exchange between those currencies and the U.S. dollar change. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
•	Currency Hedging – The fund may hedge its currency risk using currency futures, forwards or options. However, these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging instrument.

•	Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. The fund may also have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. The fund's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.
•	Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
•	Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline.
•	Expenses – Your actual costs of investing in the fund may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
•	Focused Investing – To the extent the fund invests in one or more countries, regions, sectors or industries, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries or issuers. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
•	Foreign Securities – Investing in foreign securities is generally riskier than investing in U.S. securities. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation and accounting standards also may affect the value of these securities.
•	Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments that have a leveraging effect on the fund. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund also may have to sell assets at inopportune times to satisfy its obligations.
•	Liquidity – Some securities held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.
•	Manager – The sub-adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the sub-adviser in this process may not produce the desired results. This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
•	Market – The market prices of the fund's securities may go down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

•	Portfolio Selection – The value of your investment may decrease if the sub-adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates is incorrect.
•	Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
•	Short Sales – A short sale may be effected by selling a security that the fund does not own. If the price of the security sold short increases, the fund would incur a loss; conversely, if the price declines, the fund will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The fund may also pay transaction costs and borrowing fees in connection with short sales.

Performance: No performance is shown for the fund. Performance information will appear in a future version of this prospectus once the fund has a full calendar year of performance information to report to investors.

Management:

Investment Adviser:	Sub-Adviser:
Transamerica Asset Management, Inc.	Water Island Capital, LLC
Portfolio Managers:
John S. Orrico, CFA Portfolio Manager since May 2011
Todd W. Munn Portfolio Manager since May 2011
Roger P. Foltynowicz Portfolio Manager since May 2011

Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment in certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (NAV) after receipt of your request in good order.

Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Bond (formerly, Transamerica Loomis Sayles Bond)

Investment Objective: Seeks high total investment return through a combination of current income and capital appreciation.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.64%
Distribution and service (12b-1) fees	None
Other expenses	0.07%
Total annual fund operating expenses	0.71%

Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$ 73	$ 227	$ 395	$ 883

Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 57% of the average value of its portfolio.

Principal Investment Strategies: The fund’s sub-adviser, Loomis, Sayles & Company, L.P. (the “sub-adviser”), invests, under normal circumstances, at least 80% of the fund’s assets (plus the amount of borrowings, if any, for investment purposes) in fixed-income securities. The fund invests primarily in investment grade fixed-income securities, although it may invest up to 35% of its assets in lower-rated fixed-income securities (“junk bonds”) and up to 20% of its assets in preferred stocks. The fund may invest in fixed-income securities of any maturity. The fund may also invest up to 10% of its assets in bank loans, which include senior secured and unsecured floating rate loans made by banks and other financial institutions to corporate customers. The fund may invest any portion of its assets in securities of Canadian issuers (denominated in any currency) and up to 20% of its assets in other foreign securities (excluding Canadian dollar denominated securities), including emerging market securities. The fund may invest without limit in obligations of supranational entities (e.g., the World Bank). The fixed-income securities in which the fund may invest include without limitation: corporate securities, U.S. Government securities, commercial paper, zero coupon securities, mortgage-backed securities, stripped mortgage-backed securities, collateralized mortgage obligations, foreign currency denominated securities, asset-backed securities, when issued securities, real estate investment trusts (“REITs”), Rule 144A securities, structured notes, repurchase agreements, and convertible securities. The fund may engage in options and futures transactions, foreign currency hedging transactions and swap transactions.

The fund may invest in structured notes, which are derivative debt instruments with principal and/or interest payments linked to the value of a commodity, a foreign currency, an index of securities, an interest rate, or other financial indicators. Structured notes can be used to increase a fund’s exposure to changes in the value of assets or to hedge the risks of other investments that a fund holds. The fund may also invest in equity securities, including common stocks, preferred stocks and similar securities.

The fund may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. There is no assurance the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. You may lose money if you invest in this fund.

•	Bank Obligations – To the extent the fund invests in U.S. bank obligations, the fund will be more susceptible to adverse events affecting the U.S. banking industry. Banks are sensitive to changes in money market and general economic conditions. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability.
•	Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the fund will be subject to the credit risk of the depository institution holding the cash, it will not earn income on the cash and the fund’s yield will go down. To the extent that the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.
•	Convertible Securities – Convertible securities share investment characteristics of both fixed income and equity securities. However, the value of these securities tends to vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also tends to exhibit greater volatility than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
•	Credit – If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the credit quality or value of any underlying assets declines, the value of your investment will decline. Junk bonds have a higher risk of default or are already in default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
•	Currency – The value of the fund’s securities denominated in foreign currencies fluctuates as the rates of exchange between those currencies and the U.S. dollar change. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
•	Currency Hedging – The fund may hedge its currency risk using currency futures, forwards or options. However, these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging instrument.
•	Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. The fund may also have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. The fund's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.
•	Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
•	Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline.
•	Expenses – Your actual costs of investing in the fund may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

•	Extension – If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.
•	Foreign Securities – Investing in foreign securities is generally riskier than investing in U.S. securities. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation and accounting standards also may affect the value of these securities.
•	High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk bonds,” are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.
•	Interest Rate – Interest rates may go up, causing the value of the fund’s investments to decline. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
•	Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments that have a leveraging effect on the fund. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund also may have to sell assets at inopportune times to satisfy its obligations.
•	Liquidity – Some securities held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.
•	Manager – The sub-adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the sub-adviser in this process may not produce the desired results. This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
•	Market – The market prices of the fund's securities may go down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.
•	Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
•	Portfolio Selection – The value of your investment may decrease if the sub-adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates is incorrect.
•	Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
•	Prepayment or Call – Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The fund also may lose any premium it paid on the security.
•	REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. REITs are subject to a number of highly technical tax-related rules and requirements; and the failure to qualify as a REIT could result in corporate-level taxation, significantly reducing the return on an investment to the fund.
•	Repurchase Agreements – If the other party to a repurchase agreement defaults on its obligation, the fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the fund could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the fund's ability to dispose of the underlying securities may be restricted.
•	Rule 144A and Privately Placed Securities – Rule 144A permits certain qualified institutional buyers, such as the fund, to trade in privately placed securities that have not been registered for sale to the public. Rule 144A and other privately placed securities may be deemed illiquid, and the fund might be unable to dispose of such securities promptly or at reasonable prices.
•	Structured Instruments – The fund may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued. Structured instruments may behave in ways not anticipated by the fund, or they may not receive tax, accounting or regulatory treatment anticipated by the fund.
•	Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.

Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance. Absent any limitation of the fund’s expenses, total returns would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class I2

	Quarter Ended	Return
Best Quarter:	06/30/2009	19.39%
Worst Quarter:	09/30/2008	-10.47%

Average Annual Total Returns (periods ended December 31, 2011)

	1 Year	Since Inception	Inception Date
Class I2			01/03/2007
Return before taxes	2.33%	7.18%
Return after taxes on distributions	-1.16%	4.60%
Return after taxes on distributions and sale of fund shares	2.51%	4.73%
Barclays Capital U.S. Government/Credit Bond Index (reflects no deduction for fees, expenses or taxes)	8.74%	6.50%

The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

Management:

Investment Adviser:	Sub-Adviser:
Transamerica Asset Management, Inc.	Loomis, Sayles & Company, L.P.
Portfolio Managers:
Kathleen C. Gaffney, CFA Lead Portfolio Manager since 2007
Mathew J. Eagan, CFA Co-Portfolio Manager since 2007
Daniel J. Fuss, CFA Co-Portfolio Manager since 2007
Elaine M. Stokes Co-Portfolio Manager since 2007

Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment in certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (NAV) after receipt of your request in good order.

Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Capital Growth (formerly, Transamerica Morgan Stanley Capital Growth)

Investment Objective: Seeks to maximize long-term growth.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.80%
Distribution and service (12b-1) fees	None
Other expenses[a]	0.05%
Total annual fund operating expenses	0.85%
[a]	Other expenses are based on estimates for the current fiscal year.

Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years
$87	$271

Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 90% of the average value of its portfolio.

Principal Investment Strategies: The fund’s sub-adviser, Morgan Stanley Investment Management Inc. (the “sub-adviser”), under normal circumstances, seeks long-term capital growth by investing primarily in established and emerging companies with capitalizations within the range of companies included in the Russell 1000® Growth Index1, which as of December 31, 2011 was between $107.3 million and $385.6 billion. Under normal market conditions, the sub-adviser generally intends to focus on companies with market capitalization of $10 billion or more.

The fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts, swaps and structured investments, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks. In determining compliance with any percentage limitation or requirement regarding the use or investment of fund assets, the fund will take into account derivative or synthetic instruments or other positions that, in the judgment of the sub-adviser, have economic characteristics similar to the applicable category of investments.

The fund may invest up to 10% of its total assets in real estate investment trusts (“REITs”).

The fund may invest up to 25% of its total assets in securities of foreign issuers, including issuers located in emerging market or developing countries. The sub-adviser considers an issuer to be from a particular country if (i) its principal securities trading market is in that country; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in that country; or (iii) it is organized under the laws of, or has a principal office in that country. By applying these tests, it is possible that a particular company could be deemed to be from more than one country. The securities in which the fund may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars. The fund may invest in privately placed securities.

The sub-adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The sub-adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward. The sub-adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The fund may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.

1 Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. There is no assurance the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. You may lose money if you invest in this fund.

•	Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the fund will be subject to the credit risk of the depository institution holding the cash, it will not earn income on the cash and the fund’s yield will go down. To the extent that the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.
•	Currency – The value of the fund’s securities denominated in foreign currencies fluctuates as the rates of exchange between those currencies and the U.S. dollar change. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
•	Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. The fund may also have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. The fund's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.
•	Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
•	Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline.
•	Expenses – Your actual costs of investing in the fund may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
•	Foreign Securities – Investing in foreign securities is generally riskier than investing in U.S. securities. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation and accounting standards also may affect the value of these securities.
•	Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to larger price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

•	Industry Concentration – The fund concentrates its investments in a specific industry. Concentration in a particular industry subjects the fund to the risks associated with that industry. As a result, the fund may be subject to greater price volatility and risk of loss as a result of adverse economic, business or other developments affecting that industry than funds investing in a broader range of industries.
•	Manager – The sub-adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the sub-adviser in this process may not produce the desired results. This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
•	Market – The market prices of the fund's securities may go down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.
•	Portfolio Selection – The value of your investment may decrease if the sub-adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates is incorrect.
•	REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. REITs are subject to a number of highly technical tax-related rules and requirements; and the failure to qualify as a REIT could result in corporate-level taxation, significantly reducing the return on an investment to the fund.
•	Rule 144A and Privately Placed Securities – Rule 144A permits certain qualified institutional buyers, such as the fund, to trade in privately placed securities that have not been registered for sale to the public. Rule 144A and other privately placed securities may be deemed illiquid, and the fund might be unable to dispose of such securities promptly or at reasonable prices.
•	Structured Instruments – The fund may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued. Structured instruments may behave in ways not anticipated by the fund, or they may not receive tax, accounting or regulatory treatment anticipated by the fund.

Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges. Absent any limitation of the fund’s expenses, total returns would be lower.

The fund acquired the assets and assumed the liabilities of Transamerica Premier Focus Fund (the “predecessor fund”) on November 13, 2009, and the predecessor fund was the accounting and performance survivor of the reorganization. This means that the predecessor fund’s performance and financial history were adopted by the fund. The inception date of the predecessor fund was June 30, 1997. The performance shown in the bar chart for Class A shares prior to the reorganization is the performance of the predecessor fund restated to reflect the current expenses of Class A shares of the fund. The performance shown in the table is for one year and since the date of the reorganization. The predecessor fund did not issue Class A or Class I2 shares.

Class I2 shares were first issued on September 30, 2011. The past performance information shown below is for Class A shares, which are not available through this prospectus. Although Class I2 shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class A shares will vary from Class I2 shares because of the lower expenses paid by Class I2 and because Class I2 shares are not subject to sales charges. Performance information for Class I2 shares will be included after the share class has been in operation for one complete calendar year.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Prior to March 22, 2011, the fund was named Transamerica Focus, had a different sub-adviser and used different investment strategies. The performance set forth prior to that date is attributable to a previous sub-adviser.

Annual Total Returns (calendar years ended December 31) - Class A

	Quarter Ended	Return
Best Quarter:	09/30/2010	20.04%
Worst Quarter:	06/30/2002	-24.02%

Average Annual Total Returns (periods ended December 31, 2011)

	1 Year	Since Inception	Inception Date
Class A			11/13/2009
Return before taxes	-10.88%	7.32%
Return after taxes on distributions	-11.31%	7.06%
Return after taxes on distributions and sale of fund shares	-6.54%	6.24%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	2.64%	10.40%

The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

Management:

Investment Adviser:	Sub-Adviser:
Transamerica Asset Management, Inc.	Morgan Stanley Investment Management Inc.
Portfolio Managers:
Dennis P. Lynch, Lead Portfolio Manager since 2011
David S. Cohen, Portfolio Manager since 2011
Sam G. Chainani, CFA, Portfolio Manager since 2011
Alexander T. Norton, Portfolio Manager since 2011
Jason C. Yeung, CFA, Portfolio Manager since 2011
Armistead B. Nash, Portfolio Manager since 2011

Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment in certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (NAV) after receipt of your request in good order.

Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Commodity Strategy (formerly, Transamerica Goldman Sachs Commodity

Strategy)

Investment Objective: Seeks long-term total return.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.61%
Distribution and service (12b-1) fees	None
Other expenses	0.10%
Acquired fund fees and expenses[a]	0.12%
Total annual fund operating expenses[b]	0.83%
Fee waiver and/or expense reimbursement	0.12%
Total annual fund operating expenses after fee waiver and/or expense reimbursement[b]	0.71%
[a]	Acquired fund fees and expenses reflect the expenses (including the management fee) borne by the fund as the sole shareholder of the Subsidiary (as defined below). The Subsidiary has entered into a separate contract with the fund’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), for the management of the Subsidiary portfolio pursuant to which the Subsidiary pays TAM a fee that is the same, as a percentage of net assets, as the management fee of the fund. TAM has contractually agreed to waive a portion of the fund’s management fee in an amount equal to the management fee paid to TAM by the Subsidiary. This management fee waiver, which is reflected in the “fee waiver and/or expense reimbursement” line, may not be discontinued by TAM as long as its contract with the Subsidiary is in place.
[b]	Total annual fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.

Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$ 73	$ 253	$ 449	$ 1,014

Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 0% of the average value of its portfolio.

Instruments with remaining maturities of one year or less are excluded from the portfolio turnover rate.

Principal Investment Strategies: The fund seeks to maintain substantial economic exposure to the performance of the commodities markets. The fund’s sub-adviser, Goldman Sachs Asset Management, L.P. (the “sub-adviser”), primarily gains exposure to commodities markets by investing in a wholly-owned subsidiary of the fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary has the same investment objective as the fund and is advised by Transamerica Asset Management, Inc. and sub-advised by the sub-adviser.

The fund intends to seek exposure to commodities markets and returns linked to commodities markets and commodities-related indices, including the Dow Jones – UBS Commodity Index (the “Index”) by investing, through the Subsidiary, in leveraged or unleveraged commodity-linked investments. In pursuing its objective, the fund attempts to provide exposure to the returns of real assets that trade in the commodities markets without direct investment in physical commodities. Real assets include oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties. Commodity-linked investments may be more volatile and less liquid than the underlying commodities and their value may be affected by the performance of commodities as well as weather, tax, regulatory or political developments, overall market movements and other factors affecting the value of particular industries or commodities, such as disease, embargoes, acts of war or terrorism. The fund will also seek to add incremental returns through the use of “roll-timing” or similar strategies as described further below.

The fund will not invest 25% or more of its total assets in instruments issued by companies in any one industry. The fund’s portfolio will reflect greater than 25% exposure to the group of industries represented in the Index, however. If, in the future, industries are added to or removed from representation in the Index, the group of industries in which the fund’s exposure is concentrated will likewise change.

In pursuing its investment objective, the fund uses the Index as its performance benchmark and will attempt to produce returns that correspond to the performance of the Index, but the fund will not attempt to replicate the Index. The fund may, therefore, invest in securities or other instruments that are not included in the Index.

Investment in the Subsidiary. The fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary primarily obtains its commodity exposure by investing in commodity-linked swaps (which may include total return index swaps). Commodity-linked swaps are derivative instruments whereby the cash flows agreed upon between counterparties are dependant upon the price of the underlying commodity or commodity index over the life of the swap. The value of the swap will rise and fall in response to changes in the underlying commodity or commodity index. Commodity-linked swaps expose the Subsidiary and the fund economically to movements in commodity prices. Neither the fund nor the Subsidiary invests directly in commodities.

The Subsidiary may also invest in other instruments, including fixed income instruments, either as investments or to serve as margin or collateral for its derivative positions. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is not subject to the investor protections of the 1940 Act.

It is expected that certain of the Subsidiary's investments will produce leveraged exposure to the commodities markets.

The fund employs commodity roll-timing strategies. “Rolling” futures exposure is the process by which the holder of a particular futures contract or other instrument providing futures exposure (e.g. swaps) will sell such contract or instrument on or before the expiration date and simultaneously purchase a new contract or instrument with identical terms except for a later expiration date. This process allows a holder of the instrument to extend its current position through the original instrument’s expiration without delivering the underlying asset. The fund’s rolling may differ from that of the Index to the extent necessary to enable the fund to seek excess returns over the Index. The fund’s “roll-timing” strategies may include, for example, rolling the fund’s commodity exposure earlier or later versus the Index, or holding and rolling positions with longer or different expiration dates than the Index.

As discussed above, the fund, through the Subsidiary, primarily gains commodities exposure through the use of swaps and other derivative instruments. The use of swaps is a highly specialized activity which involves investment techniques and risk analyses different from those associated with ordinary portfolio securities transactions.

•	Fixed Income Investments – The fund invests in investment grade fixed income securities, and may invest up to 10% of its assets in non-investment grade fixed income securities. The fund may invest in corporate securities, U.S. Government securities, mortgage-backed securities, asset-backed securities, and municipal securities. The average duration will vary.
•	Other – The fund may also invest in forwards, futures and interest rate swaps to seek to increase total return and/or for hedging purposes. The fund may invest up to 35% of its net assets in foreign securities.

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market securities. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.

The fund is non-diversified.

Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. There is no assurance the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. You may lose money if you invest in this fund.

•	Absence of Regulation – The fund engages in over-the-counter (“OTC”) transactions. In general, there is less governmental regulation and supervision of transactions in the OTC markets than of transactions entered into on organized exchanges.

•	Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the fund will be subject to the credit risk of the depository institution holding the cash, it will not earn income on the cash and the fund’s yield will go down. To the extent that the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.
•	Commodities – To the extent the fund invests in commodities or instruments whose performance is linked to the price of an underlying commodity or commodity index, the fund will be subject to the risks of investing in commodities, including regulatory, economic and political developments, weather events and natural disasters and market disruptions. The fund's investment exposure to the commodities markets may subject the fund to greater volatility than investments in more traditional securities, such as stocks and bonds. Commodities and commodity-linked investments may be less liquid than other investments. Commodity-linked investments are subject to the credit risks associated with the issuer, and their values may decline substantially if the issuer's creditworthiness deteriorates.
•	Credit – If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the credit quality or value of any underlying assets declines, the value of your investment will decline. Junk bonds have a higher risk of default or are already in default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
•	Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. The fund may also have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. The fund's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.
•	Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
•	Expenses – Your actual costs of investing in the fund may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
•	Extension – If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.
•	Focused Investing – To the extent the fund invests in one or more countries, regions, sectors or industries, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries or issuers. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
•	Foreign Securities – Investing in foreign securities is generally riskier than investing in U.S. securities. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation and accounting standards also may affect the value of these securities.
•	High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk bonds,” are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.
•	Industry Concentration – The fund concentrates its investments in a specific industry. Concentration in a particular industry subjects the fund to the risks associated with that industry. As a result, the fund may be subject to greater price volatility and risk of loss as a result of adverse economic, business or other developments affecting that industry than funds investing in a broader range of industries.
•	Interest Rate – Interest rates may go up, causing the value of the fund’s investments to decline. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
•	Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments that have a leveraging effect on the fund. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund also may have to sell assets at inopportune times to satisfy its obligations.
•	Liquidity – Some securities held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.
•	Manager – The sub-adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the sub-adviser in this process may not produce the desired results. This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
•	Market – The market prices of the fund's securities may go down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.
•	Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.

•	Non-Diversification – The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in fewer issuers, the fund will be more susceptible to negative events affecting those issuers.
•	Portfolio Selection – The value of your investment may decrease if the sub-adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates is incorrect.
•	Prepayment or Call – Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The fund also may lose any premium it paid on the security.
•	Subsidiary – By investing in the Subsidiary, the fund will be indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments that will be held by the Subsidiary are generally similar to those that are permitted to be held by the fund and will be subject to the same risks that apply to similar investments if held directly by the fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act, and, unless otherwise noted in this prospectus, is not subject to the investor protections of the Investment Company Act. The fund relies on a private letter ruling from the Internal Revenue Service (the “IRS”) with respect to the investment in the Subsidiary. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the fund.
•	Tax – The fund may seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in the Subsidiary. The tax treatment of commodity-linked notes, other commodity-linked derivatives and the fund’s investments in the Subsidiary may be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS that could, among other things, affect the character, timing and/or amount of the fund’s taxable income or gains and of distributions made by the fund.
•	U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies. Although the U.S. government has provided financial support to the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac) in the past, there can be no assurance that it will support these or other government sponsored entities in the future.

Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance. Absent any limitation of the fund’s expenses, total returns would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Prior to September 30, 2010, the fund was named Transamerica BlackRock Natural Resources, had a different sub-adviser, a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to a previous sub-adviser.

Annual Total Returns (calendar years ended December 31) - Class I2

	Quarter Ended	Return
Best Quarter:	06/30/2009	22.13%
Worst Quarter:	12/31/2008	-34.42%

Average Annual Total Returns (periods ended December 31, 2011)

	1 Year	Since Inception	Inception Date
Class I2			01/03/2007
Return before taxes	-10.16%	2.62%
Return after taxes on distributions	-11.39%	1.76%
Return after taxes on distributions and sale of fund shares	-6.63%	1.86%
Dow Jones - UBS Commodity Index (Total Return) (reflects no deduction for fees, expenses or taxes)	-13.32%	1.45%

The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

Management:

Investment Adviser:	Sub-Adviser:
Transamerica Asset Management, Inc.	Goldman Sachs Asset Management, L.P.
Portfolio Managers:
Stephen Lucas, Portfolio Manager since 2010
Michael Johnson, Portfolio Manager since 2010
John Calvaruso, CFA, Portfolio Manager since 2010

Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment in certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (NAV) after receipt of your request in good order.

Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Core Bond (formerly, Transamerica JPMorgan Core Bond)

Investment Objective: Seeks total return, consisting of current income and capital appreciation.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.42%
Distribution and service (12b-1) fees	None
Other expenses	0.06%
Total annual fund operating expenses	0.48%

Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$ 49	$ 154	$ 269	$ 604

Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 19% of the average value of its portfolio.

Principal Investment Strategies: The fund’s sub-adviser, J.P. Morgan Investment Management Inc. (the “sub-adviser”) seeks to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s assets (plus the amount of borrowings, if any, for investment purposes) in bonds, including (without limitation):

•	U.S. government securities, including Treasury obligations and government sponsored enterprises such as Fannie Mae, Ginnie Mae, Freddie Mac and securities issued by other government agencies and instrumentalities
•	Medium- to high-quality corporate bonds
•	Mortgage-backed securities, including U.S. agency and non-agency pass through and Collateralized Mortgage Obligations (“CMOs”)
•	Asset-backed securities
•	Commercial Mortgage-Backed Securities (“CMBS”)

Generally, such bonds will have intermediate to long maturities.

To a lesser extent, the fund may invest in:

•	U.S. dollar-denominated foreign bonds
•	Short-term securities, including agency discount notes, commercial paper and money market funds

The fund may invest in bonds and other debt securities that are rated in the lowest investment grade category. The fund’s average weighted maturity will ordinarily range between four and 12 years. The sub-adviser analyzes four major factors in managing and constructing the fund’s portfolio: duration, market sector, maturity concentrations and individual securities. The sub-adviser looks for market sectors and individual securities that it believes will perform well over time. The sub-adviser is value oriented and selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. The fund may use futures contracts, options, swaps and other derivatives as tools in the management of fund assets. The fund may use derivatives as a substitute for various investments, to alter the investment characteristics of the fund, for risk management and/or to increase income or gain to the fund.

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. There is no assurance the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. You may lose money if you invest in this fund.

•	Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the fund will be subject to the credit risk of the depository institution holding the cash, it will not earn income on the cash and the fund’s yield will go down. To the extent that the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.
•	Credit – If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the credit quality or value of any underlying assets declines, the value of your investment will decline. Junk bonds have a higher risk of default or are already in default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
•	Currency – The value of the fund’s securities denominated in foreign currencies fluctuates as the rates of exchange between those currencies and the U.S. dollar change. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
•	Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. The fund may also have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. The fund's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.
•	Expenses – Your actual costs of investing in the fund may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
•	Extension – If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.
•	Foreign Securities – Investing in foreign securities is generally riskier than investing in U.S. securities. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation and accounting standards also may affect the value of these securities.
•	Interest Rate – Interest rates may go up, causing the value of the fund’s investments to decline. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

•	Liquidity – Some securities held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.
•	Market – The market prices of the fund's securities may go down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.
•	Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
•	Portfolio Selection – The value of your investment may decrease if the sub-adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates is incorrect.
•	Prepayment or Call – Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The fund also may lose any premium it paid on the security.
•	Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.

Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance. Absent any limitation of the fund’s expenses, total returns would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class I2

	Quarter Ended	Return
Best Quarter:	06/30/2010	3.40%
Worst Quarter:	12/31/2010	-1.13%

Average Annual Total Returns (periods ended December 31, 2011)

	1 Year	Since Inception	Inception Date
Class I2			07/01/2009
Return before taxes	7.44%	6.06%
Return after taxes on distributions	6.19%	4.79%
Return after taxes on distributions and sale of fund shares	4.81%	4.43%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.84%	7.34%

The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

Management:

Investment Adviser:	Sub-Adviser:
Transamerica Asset Management, Inc.	J.P. Morgan Investment Management Inc.
Portfolio Manager:
Douglas S. Swanson, Portfolio Manager since 2009

Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment in certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (NAV) after receipt of your request in good order.

Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Developing Markets Debt (formerly, Transamerica Morgan Stanley Emerging

Markets Debt)

Investment Objective: Seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.93%
Distribution and service (12b-1) fees	None
Other expenses	0.07%
Total annual fund operating expenses	1.00%

Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$ 102	$ 318	$ 552	$ 1,225

Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 75% of the average value of its portfolio.

Principal Investment Strategies: The fund’s sub-adviser is Morgan Stanley Investment Management Inc. (the “sub-adviser”). Under normal circumstances, at least 80% of the net assets of the fund (plus the amount of borrowings, if any, for investment purposes) will be invested in debt securities of issuers located in emerging markets countries (also known as developing market countries). The fund normally invests primarily in fixed-income securities of government and government-related issuers, and, to a lesser extent, of corporate issuers in emerging markets countries (also known as developing market countries). The sub-adviser seeks to identify developing countries that are believed to be undervalued and have attractive or improving fundamentals. After the country allocation is determined, the sector and security selection is made within each country.

The sub-adviser analyzes the global economic environment and its impact on emerging markets (also known as developing markets). The sub-adviser focuses on investing in countries that show signs of positive fundamental change. The fund’s sub-adviser implements a top down assessment of the global economic environment and the sensitivity of emerging economies in general to world-wide events. In selecting the fund’s investments, the sub-adviser analyzes the ability of an emerging market country's government to formulate and implement fiscal and economic policies; socio-political factors, including political risks, election calendars, human development and social stability; and exchange rate and interest rate valuation. The fund’s holdings may range in maturity from overnight to 30 years or more and will not be subject to any minimum credit rating standard. The sub-adviser may, when or if available, use certain strategies, including the use of derivatives, to protect the fund from overvalued currencies or to take advantage of undervalued currencies. The sub-adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Emerging markets countries (also known as developing market countries) can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries in Western Europe. The fund may also invest up to

25% of its assets in cross currency hedges, which involve the sale of one currency against the positive exposure to a different currency. Cross currency hedges may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies.

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.

This fund is non-diversified.

Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. There is no assurance the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. You may lose money if you invest in this fund.

•	Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the fund will be subject to the credit risk of the depository institution holding the cash, it will not earn income on the cash and the fund’s yield will go down. To the extent that the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.
•	Credit – If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the credit quality or value of any underlying assets declines, the value of your investment will decline. Junk bonds have a higher risk of default or are already in default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
•	Currency – The value of the fund’s securities denominated in foreign currencies fluctuates as the rates of exchange between those currencies and the U.S. dollar change. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
•	Currency Hedging – The fund may hedge its currency risk using currency futures, forwards or options. However, these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging instrument.
•	Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. The fund may also have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. The fund's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.
•	Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
•	Expenses – Your actual costs of investing in the fund may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
•	Extension – If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.

•	Foreign Securities – Investing in foreign securities is generally riskier than investing in U.S. securities. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation and accounting standards also may affect the value of these securities.
•	High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk bonds,” are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.
•	Interest Rate – Interest rates may go up, causing the value of the fund’s investments to decline. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
•	Liquidity – Some securities held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.
•	Manager – The sub-adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the sub-adviser in this process may not produce the desired results. This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
•	Market – The market prices of the fund's securities may go down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.
•	Non-Diversification – The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in fewer issuers, the fund will be more susceptible to negative events affecting those issuers.
•	Portfolio Selection – The value of your investment may decrease if the sub-adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates is incorrect.
•	Prepayment or Call – Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The fund also may lose any premium it paid on the security.
•	Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
•	Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.

Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance. Absent any limitation of the fund’s expenses, total returns would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class I2

	Quarter Ended	Return
Best Quarter:	09/30/2009	10.97%
Worst Quarter:	12/31/2008	-8.44%

Average Annual Total Returns (periods ended December 31, 2011)

	1 Year	5 Years	Since Inception	Inception Date
Class I2				11/08/2004
Return before taxes	6.97%	6.75%	7.91%
Return after taxes on distributions	5.18%	4.32%	5.54%
Return after taxes on distributions and sale of fund shares	4.67%	4.38%	5.44%
JPMorgan Emerging Markets Global Bond Index (reflects no deduction for fees, expenses or taxes)	8.47%	8.08%	9.01%

The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

Management:

Investment Adviser:	Sub-Adviser:
Transamerica Asset Management, Inc.	Morgan Stanley Investment Management Inc.
Portfolio Managers:
Eric J. Baurmeister, Portfolio Manager since 2004
Federico L. Kaune, Portfolio Manager since 2004

Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment in certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (NAV) after receipt of your request in good order.

Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Developing Markets Equity (formerly, Transamerica Oppenheimer Developing

Markets)

Investment Objective: Aggressively seeks capital appreciation.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.11%
Distribution and service (12b-1) fees	None
Other expenses	0.20%
Total annual fund operating expenses	1.31%

Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$ 133	$ 415	$ 718	$ 1,579

Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 40% of the average value of its portfolio.

Principal Investment Strategies: The fund’s sub-adviser, OppenheimerFunds, Inc. (the “sub-adviser”), invests, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of issuers that are economically tied to one or more emerging markets countries. The fund will normally invest in at least three different emerging markets countries. The fund can (but is not required to) invest up to 100% of its total assets in foreign securities. The fund will emphasize investments in common stocks and other equity securities. The fund will emphasize investments in growth companies, which can be in any market capitalization range.

In selecting securities for the fund, the sub-adviser looks primarily for foreign companies in developing markets with high growth potential. It uses fundamental analysis of a company’s financial statements, management structure, operations and product development, and considers the special factors and risks of the country in which the issuer operates.

The sub-adviser generally defines “developing markets” as countries outside the U.S. and most of Western Europe, Canada, Japan, Australia and New Zealand that have economies, industries and stock markets that it believes are growing and gaining more stability and offer attractive long-term investment prospects. The growing inter-relationship of global economies and financial markets has increased the effect of conditions in one country or region on issuers of securities in a different country or region. Changes in trade policies, economic or monetary policies, or a slowdown in the certain economies might affect companies in emerging and developing market countries.

The fund may also invest in small, unseasoned companies, special situations and temporary defensive and interim investments.The fund may purchase American Depository Shares (“ADS”) as part of American Depository Receipt (“ADR”) issuances, which are negotiable certificates issued by a U.S. bank representing a specified number of shares in a foreign stock traded on a U.S. exchange. They are subject to some of the special considerations and risks that apply to foreign securities traded and held abroad.

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. There is no assurance the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. You may lose money if you invest in this fund.

•	Active Trading – The fund is actively managed and may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would be subject to tax at ordinary income tax rates upon distribution.
•	Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the fund will be subject to the credit risk of the depository institution holding the cash, it will not earn income on the cash and the fund’s yield will go down. To the extent that the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.
•	Convertible Securities – Convertible securities share investment characteristics of both fixed income and equity securities. However, the value of these securities tends to vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also tends to exhibit greater volatility than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
•	Currency – The value of the fund’s securities denominated in foreign currencies fluctuates as the rates of exchange between those currencies and the U.S. dollar change. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
•	Currency Hedging – The fund may hedge its currency risk using currency futures, forwards or options. However, these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging instrument.
•	Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. The fund may also have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. The fund's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.
•	Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
•	Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline.
•	Expenses – Your actual costs of investing in the fund may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

•	Fixed-Income Securities – The market prices of fixed-income securities may fall due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the market value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
•	Focused Investing – To the extent the fund invests in one or more countries, regions, sectors or industries, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries or issuers. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
•	Foreign Securities – Investing in foreign securities is generally riskier than investing in U.S. securities. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation and accounting standards also may affect the value of these securities.
•	Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to larger price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
•	Liquidity – Some securities held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.
•	Manager – The sub-adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the sub-adviser in this process may not produce the desired results. This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
•	Market – The market prices of the fund's securities may go down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.
•	Portfolio Selection – The value of your investment may decrease if the sub-adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates is incorrect.
•	Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
•	Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.

Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance. Absent any limitation of the fund’s expenses, total returns would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class I2

	Quarter Ended	Return
Best Quarter:	06/30/2009	38.39%
Worst Quarter:	12/31/2008	-28.14%

Average Annual Total Returns (periods ended December 31, 2011)

	1 Year	5 Years	Since Inception	Inception Date
Class I2				12/06/2005
Return before taxes	-18.46%	5.45%	8.70%
Return after taxes on distributions	-19.63%	4.11%	7.34%
Return after taxes on distributions and sale of fund shares	-10.49%	4.36%	7.17%
Morgan Stanley Capital International Emerging Markets Index (reflects no deduction for fees, expenses or taxes)	-18.17%	2.70%	7.59%

The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

Management:

Investment Adviser:	Sub-Adviser:
Transamerica Asset Management, Inc.	OppenheimerFunds, Inc.
Portfolio Manager:
Justin Leverenz, CFA, Portfolio Manager since 2007

Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment in certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (NAV) after receipt of your request in good order.

Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Diversified Equity (formerly, Transamerica WMC Diversified Equity)

Investment Objective: Seeks to maximize long-term growth.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.72%
Distribution and service (12b-1) fees	None
Other expenses	0.08%
Total annual fund operating expenses	0.80%

Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$ 82	$ 255	$ 444	$ 990

Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 141% of the average value of its portfolio.

Principal Investment Strategies: The fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in domestic equity securities. The fund invests primarily in common stocks of growth-oriented companies. Each stock is evaluated and ranked on a consistent set of growth, valuation, and quality criteria and the fund will seek to build a portfolio with companies that have attractive growth, quality and valuation attributes.

The fund's sub-adviser, Wellington Management Company, LLP (the “sub-adviser”), uses what is sometimes referred to as a “bottom-up” approach, which is the use of fundamental analysis to identify specific securities within industries or sectors for purchase or sale. A “bottom-up” approach is looking at individual companies against the context of broader market factors.

The sub-adviser continually monitors every company in the fund's portfolio for fundamental attractiveness. The fund typically sells an investment when the investment achieves its anticipated potential, the company begins to show deteriorating relative fundamentals or alternative investments become sufficiently more attractive.

Consistent with the fund's objective and other policies, the fund may invest up to 20% of its total assets in foreign securities. The fund may also invest up to 20% of its total assets in American Depositary Receipts, American Depositary Shares or U.S. dollar denominated securities of foreign issuers.

The fund may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. There is no assurance the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. You may lose money if you invest in this fund.

•	Active Trading – The fund is actively managed and may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would be subject to tax at ordinary income tax rates upon distribution.
•	Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the fund will be subject to the credit risk of the depository institution holding the cash, it will not earn income on the cash and the fund’s yield will go down. To the extent that the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.
•	Currency – The value of the fund’s securities denominated in foreign currencies fluctuates as the rates of exchange between those currencies and the U.S. dollar change. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
•	Depositary Receipts – Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
•	Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline.
•	Expenses – Your actual costs of investing in the fund may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
•	Foreign Securities – Investing in foreign securities is generally riskier than investing in U.S. securities. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation and accounting standards also may affect the value of these securities.
•	Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to larger price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
•	Manager – The sub-adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the sub-adviser in this process may not produce the desired results. This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
•	Market – The market prices of the fund's securities may go down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

•	Portfolio Selection – The value of your investment may decrease if the sub-adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates is incorrect.
•	Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.

Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance. Absent any limitation of the fund’s expenses, total returns would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Prior to March 22, 2011, the fund had a different sub-adviser, a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to a previous sub-adviser.

Annual Total Returns (calendar years ended December 31) - Class I2

	Quarter Ended	Return
Best Quarter:	12/31/2010	14.01%
Worst Quarter:	09/30/2011	-17.04%

Average Annual Total Returns (periods ended December 31, 2011)

	1 Year	Since Inception	Inception Date
Class I2			11/13/2009
Return before taxes	-6.93%	6.18%
Return after taxes on distributions	-8.94%	4.96%
Return after taxes on distributions and sale of fund shares	-1.93%	5.26%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	2.64%	10.40%

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

Management:

Investment Adviser:	Sub-Adviser:
Transamerica Asset Management, Inc.	Wellington Management Company, LLP
Portfolio Manager:
Paul E. Marrkand, CFA, Portfolio Manager since 2011

Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment in certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (NAV) after receipt of your request in good order.

Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Emerging Markets (formerly, Transamerica WMC Emerging Markets)

Investment Objective: Seeks long-term capital appreciation.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.14%
Distribution and service (12b-1) fees	None
Other expenses	0.25%
Recaptured expense[a]	0.03%
All other expenses	0.22%
Total annual fund operating expenses	1.39%
[a]	Contractual arrangements have been made with the fund’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2013, to waive fees and/or reimburse fund expenses to the extent that the fund’s total operating expenses exceed 1.40%, excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. TAM is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized fund operating expenses are less than the cap.

Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$ 142	$ 440	$ 761	$ 1,669

Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 143% of the average value of its portfolio.

Principal Investment Strategies: The fund’s sub-adviser, Wellington Management Company, LLP (the “sub-adviser”), invests, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of companies that conduct their principal business activities in emerging markets, are organized under the laws of or maintain their principal place of business in emerging markets, or whose securities are traded principally on exchanges in emerging markets. The sub-adviser considers emerging markets to be markets with rapidly growing economies. Examples of emerging markets include China, India, Pakistan, Mexico, Brazil, Chile, much of Southeast Asia, countries in Eastern Europe, the Middle East, parts of Africa and Latin America. The sub-adviser also seeks to earn returns in excess of the MSCI Emerging Markets Equity Index.

The fund generally sells a stock if the portfolio manager believes its target price has been reached, its earnings are disappointing, its revenue growth has slowed, its underlying fundamentals have deteriorated, or if there are deteriorating industry or country fundamentals. The fund may invest in all types of securities, many of which will be denominated in currencies other than the U.S. dollar. The securities may be listed on a U.S. or foreign stock exchange or traded in U.S. or foreign over-the-counter markets. The fund normally concentrates its investments in common stocks; however, it may invest in other types of equity securities, including securities convertible into or exchangeable for common stock, depositary receipts, and rights and warrants to purchase common stock. The fund also may invest up to 20% of its assets in preferred stock and investment-grade or comparable quality debt securities.

The fund may invest in initial public offerings (“IPOs”), which are subject to specific risks, including high volatility, no track record, illiquid securities and less predictable earnings.

The fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold), and may from time to time enter into forward foreign currency exchange contracts in an attempt to manage the risk of adverse changes in currencies. The fund may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio. The fund may also invest in other types of derivatives.

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. There is no assurance the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. You may lose money if you invest in this fund.

•	Active Trading – The fund is actively managed and may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would be subject to tax at ordinary income tax rates upon distribution.
•	Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the fund will be subject to the credit risk of the depository institution holding the cash, it will not earn income on the cash and the fund’s yield will go down. To the extent that the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.
•	Convertible Securities – Convertible securities share investment characteristics of both fixed income and equity securities. However, the value of these securities tends to vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also tends to exhibit greater volatility than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
•	Currency – The value of the fund’s securities denominated in foreign currencies fluctuates as the rates of exchange between those currencies and the U.S. dollar change. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
•	Currency Hedging – The fund may hedge its currency risk using currency futures, forwards or options. However, these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging instrument.
•	Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. The fund may also have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. The fund's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.
•	Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
•	Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline.

•	Expenses – Your actual costs of investing in the fund may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
•	Fixed-Income Securities – The market prices of fixed-income securities may fall due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the market value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
•	Focused Investing – To the extent the fund invests in one or more countries, regions, sectors or industries, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries or issuers. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
•	Foreign Securities – Investing in foreign securities is generally riskier than investing in U.S. securities. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation and accounting standards also may affect the value of these securities.
•	Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to larger price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
•	IPOs – Initial public offerings (“IPOs”) are subject to specific risks which include, among others:
•	high volatility;
•	no track record for consideration;
•	securities may be illiquid; and
•	earnings are less predictable.
•	Liquidity – Some securities held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.
•	Manager – The sub-adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the sub-adviser in this process may not produce the desired results. This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
•	Market – The market prices of the fund's securities may go down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.
•	Portfolio Selection – The value of your investment may decrease if the sub-adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates is incorrect.

•	Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
•	Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
•	Warrants and Rights – Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company, and cease to have value if not exercised prior to the expiration date.

Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance. Absent any limitation of the fund’s expenses, total returns would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class I2

	Quarter Ended	Return
Best Quarter:	06/30/2009	34.99%
Worst Quarter:	09/30/2011	-22.97%

Average Annual Total Returns (periods ended December 31, 2011)

	1 Year	Since Inception	Inception Date
Class I2			09/30/2008
Return before taxes	-22.80%	4.97%
Return after taxes on distributions	-23.75%	3.97%
Return after taxes on distributions and sale of fund shares	-13.58%	4.09%
Morgan Stanley Capital International Emerging Markets Index (reflects no deduction for fees, expenses or taxes)	-18.17%	7.49%

The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

Management:

Investment Adviser:	Sub-Adviser:
Transamerica Asset Management, Inc.	Wellington Management Company, LLP
Portfolio Manager:
Vera M. Trojan, CFA, Portfolio Manager since 2008

Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment in certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (NAV) after receipt of your request in good order.

Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Emerging Markets Debt (formerly, Transamerica Logan Circle Emerging

Markets Debt)

Investment Objective: Seeks to generate a high total return through a combination of capital appreciation and income.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.60%
Distribution and service (12b-1) fees	None
Other expenses[a]	0.11%
Total annual fund operating expenses	0.71%
[a]	Other expenses are based on estimates for the current fiscal year.

Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years
$ 73	$ 227

Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

For the period beginning August 31, 2011 and ending October 31, 2011, the portfolio turnover rate for the fund was 31% of the average value of its portfolio.

Principal Investment Strategies: Under normal circumstances, the fund’s sub-adviser, Logan Circle Partners, LP (the “sub-adviser”), invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities of issuers located in emerging markets countries. Emerging markets countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. Emerging markets countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. The fund normally invests primarily in fixed-income securities of government and government-related issuers and corporate issuers in emerging markets countries.

The sub-adviser seeks to identify companies in developing countries that are believed to be undervalued and have attractive or improving fundamentals. The sub-adviser analyzes the global economic environment and its impact on emerging markets. The fund will normally invest its assets in local currency and hard currency (such as U.S. dollars) emerging markets sovereign and corporate debt issues. The fund’s U.S. dollar denominated sovereign exposure should range between 30% and 100% and corporate exposure between 30% and 70%, and the fund’s local currency sovereign and corporate exposures should range between 5% and 40%. The fund’s developed markets exposure will normally range between 0% and 10%. Generally, less than 10% of the fund’s assets will be invested in cash and cash equivalents.

The fund’s holdings may range in maturity from overnight to 30 years or more and will not be subject to any minimum credit rating standard. The fund may invest in debt securities that are rated below investment grade (commonly known as “junk bonds”), including defaulted securities. The sub-adviser does not expect defaulted securities to represent more than 5% of the fund’s portfolio at any one time. The sub-adviser may, when or if available, use certain strategies, including the use of derivatives, to seek to protect the fund from what are believed to be overvalued currencies or to take advantage of what are believed to be undervalued currencies. The sub-adviser generally considers selling a security when it determines that the holding no longer satisfies its investment criteria.

The fund may invest in capital securities, which are hybrid securities that combine the characteristics of bonds and preferred stocks. The fund may invest in such securities in order to take advantage of the mispricing of subordinated risk within the marketplace. The sub-adviser does not expect that capital securities will represent more than 5% of the fund’s assets at any one time.

The fund may also invest up to 25% of its assets in cross currency hedges, which involve the sale of one currency against the positive exposure to a different currency. Cross currency hedges may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies.

The fund may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.

The fund is non-diversified.

Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. There is no assurance the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. You may lose money if you invest in this fund.

•	Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the fund will be subject to the credit risk of the depository institution holding the cash, it will not earn income on the cash and the fund’s yield will go down. To the extent that the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.
•	Credit – If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the credit quality or value of any underlying assets declines, the value of your investment will decline. Junk bonds have a higher risk of default or are already in default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
•	Currency – The value of the fund’s securities denominated in foreign currencies fluctuates as the rates of exchange between those currencies and the U.S. dollar change. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
•	Currency Hedging – The fund may hedge its currency risk using currency futures, forwards or options. However, these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging instrument.
•	Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. The fund may also have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. The fund's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.
•	Distressed or Defaulted Securities – Investments in defaulted securities and obligations of distressed issuers, including securities that are, or may be, involved in reorganizations or other financial restructurings, either out of court or in bankruptcy, involve substantial risks and are considered speculative. The fund may suffer significant losses if the reorganization or restructuring is not completed as anticipated. The fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. Repayment of defaulted securities and obligations of distressed issuers is subject to significant uncertainties.

•	Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
•	Expenses – Your actual costs of investing in the fund may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
•	Extension – If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.
•	Foreign Securities – Investing in foreign securities is generally riskier than investing in U.S. securities. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation and accounting standards also may affect the value of these securities.
•	High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk bonds,” are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.
•	Interest Rate – Interest rates may go up, causing the value of the fund’s investments to decline. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
•	Liquidity – Some securities held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.
•	Manager – The sub-adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the sub-adviser in this process may not produce the desired results. This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
•	Market – The market prices of the fund's securities may go down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.
•	Non-Diversification – The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in fewer issuers, the fund will be more susceptible to negative events affecting those issuers.
•	Portfolio Selection – The value of your investment may decrease if the sub-adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates is incorrect.
•	Prepayment or Call – Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The fund also may lose any premium it paid on the security.

•	Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
•	Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.

Performance: No performance is shown for the fund. Performance information will appear in a future version of this prospectus once the fund has a full calendar year of performance information to report to investors.

Management:

Investment Adviser:	Sub-Adviser:
Transamerica Asset Management, Inc.	Logan Circle Partners, LP
Portfolio Managers:
Todd Howard, CFA, Portfolio Manager since 2011
Scott Moses, CFA, Portfolio Manager since 2011

Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment in certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (NAV) after receipt of your request in good order.

Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Flexible Income (formerly, Transamerica AEGON Flexible Income)

Investment Objective: Seeks to provide high total return through a combination of current income and capital appreciation.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.47%
Distribution and service (12b-1) fees	None
Other expenses	0.11%
Total annual fund operating expenses	0.58%

Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$ 59	$ 186	$ 324	$ 726

Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 42% of the average value of its portfolio.

Principal Investment Strategies: The fund’s sub-adviser, AEGON USA Investment Management, LLC (the “sub-adviser”), invests, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in fixed-income securities, including U.S. Government and foreign government bonds and notes (including emerging markets), mortgage-backed, commercial mortgage-backed, and asset-backed securities (including collateralized mortgage obligations), corporate bonds of issuers in the U.S. and foreign countries (including emerging markets), convertible bonds and other convertible securities, bank loans and loan participations, structured notes, and preferred securities.

Under normal circumstances, at least 50% of the value of the fund’s assets will be invested in (a) debt securities which have a rating within the four highest grades as determined by Moody’s Investors Services, Inc. (“Moody’s”) (“Aaa, Aa, A or Baa”) or Standard & Poor’s Corporation (“S&P”) (“AAA, AA, A or BBB”); (b) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; (c) commercial paper rated Prime, Prime-1 or Prime-2 by NCO/Moody’s Commercial Paper Division, Moody’s or A-1 or A-2 by S&P; or (d) cash or cash equivalents. Up to 50% of the value of the fund’s assets may be invested in other debt securities which are not rated by Moody’s or S&P or, if so rated, are not within the grades or ratings referred to above (commonly known as “junk bonds”). The fund may invest up to 20% of its total assets in equity securities, such as common stocks, rights, warrants or preferred stock. The fund may invest in securities of any maturity and does not have a target average duration.

The fund may engage in options and futures transactions, foreign currency transactions, and swap transactions. Instead of investing directly in particular securities, the fund may use instruments such as derivatives, including credit default swaps and futures contracts, and synthetic instruments that are intended to provide economic exposure to the securities or the issuer. The fund may use one or more types of these instruments without limit. These instruments are taken into account when determining compliance with the fund’s 80% policy.

The fund may use short-term trading as a means of managing its portfolio to achieve its investment objectives.

By virtue of short-term trading, the fund may engage in greater buying and selling activity than investment companies which are not permitted to employ such a policy in seeking their investment objectives. Such activity can result in greater costs of operation than is the case with other investment companies, and risks of loss in portfolio value could be greater. Accordingly, an investment in fund shares may be more speculative than an investment in shares of an investment company which cannot engage in short-term trading.

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. There is no assurance the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. You may lose money if you invest in this fund.

•	Active Trading – The fund is actively managed and may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would be subject to tax at ordinary income tax rates upon distribution.
•	Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the fund will be subject to the credit risk of the depository institution holding the cash, it will not earn income on the cash and the fund’s yield will go down. To the extent that the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.
•	Convertible Securities – Convertible securities share investment characteristics of both fixed income and equity securities. However, the value of these securities tends to vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also tends to exhibit greater volatility than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
•	Credit – If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the credit quality or value of any underlying assets declines, the value of your investment will decline. Junk bonds have a higher risk of default or are already in default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
•	Currency – The value of the fund’s securities denominated in foreign currencies fluctuates as the rates of exchange between those currencies and the U.S. dollar change. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
•	Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. The fund may also have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. The fund's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.
•	Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
•	Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline.
•	Expenses – Your actual costs of investing in the fund may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
•	Extension – If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.
•	Foreign Securities – Investing in foreign securities is generally riskier than investing in U.S. securities. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation and accounting standards also may affect the value of these securities.
•	High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk bonds,” are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.
•	Interest Rate – Interest rates may go up, causing the value of the fund’s investments to decline. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
•	Liquidity – Some securities held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.
•	Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, the fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan. The fund's investments in loans are also subject to prepayment or call risk.
•	Manager – The sub-adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the sub-adviser in this process may not produce the desired results. This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
•	Market – The market prices of the fund's securities may go down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.
•	Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as

Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
•	Portfolio Selection – The value of your investment may decrease if the sub-adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates is incorrect.
•	Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
•	Prepayment or Call – Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The fund also may lose any premium it paid on the security.
•	Structured Instruments – The fund may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued. Structured instruments may behave in ways not anticipated by the fund, or they may not receive tax, accounting or regulatory treatment anticipated by the fund.
•	U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies. Although the U.S. government has provided financial support to the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac) in the past, there can be no assurance that it will support these or other government sponsored entities in the future.
•	Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.
•	Warrants and Rights – Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company, and cease to have value if not exercised prior to the expiration date.

Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance. Absent any limitation of the fund’s expenses, total returns would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class I2

	Quarter Ended	Return
Best Quarter:	6/30/2009	12.63%
Worst Quarter:	12/31/2008	-12.67%

Average Annual Total Returns (periods ended December 31, 2011)

	1 Year	5 Years	Since Inception	Inception Date
Class I2				11/08/2004
Return before taxes	4.04%	4.93%	4.59%
Return after taxes on distributions	1.90%	2.70%	2.50%
Return after taxes on distributions and sale of fund shares	2.63%	2.87%	2.66%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.84%	6.50%	5.58%

The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

Management:

Investment Adviser:	Sub-Adviser:
Transamerica Asset Management, Inc.	AEGON USA Investment Management, LLC
Portfolio Managers:
Brian W. Westhoff, CFA, Portfolio Manager since 2005
Greg Haendel, CFA, Portfolio Manager since 2008
Bradley J. Beman, CFA, Portfolio Manager since 2011
David Halfpap, CFA, Portfolio Manager since 2011
Rick Perry, CFA, Portfolio Manager since 2011
Jim Schaeffer, Portfolio Manager since 2011

Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment in certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (NAV) after receipt of your request in good order.

Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Global Allocation (formerly, Transamerica BlackRock Global Allocation)

Investment Objective: Seeks to provide high total investment return.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.74%
Distribution and service (12b-1) fees	None
Other expenses	0.17%
Acquired fund fees and expenses	0.01%
Total annual fund operating expenses[a]	0.92%
[a]	Total annual fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.

Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$ 94	$ 293	$ 509	$ 1,131

Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 41% of the average value of its portfolio.

Principal Investment Strategies: Under normal circumstances, the fund’s sub-adviser, BlackRock Investment Management, LLC (the “sub-adviser”), through a fully managed investment policy, utilizes United States and foreign equity securities, debt and money market securities, the combination of which may be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. The fund will invest its assets in issuers that are located in a number of countries throughout the world. There is no limit on the percentage of assets the fund can invest in a particular type of asset class. The fund generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. Except as described below, the fund has no geographic limits on where its investments may be located. The fund uses its investment flexibility to create a portfolio of assets that, over time, tends to be relatively balanced between equity and debt securities and that is widely diversified among many individual investments. At any given time, however, the fund may emphasize either debt securities or equity securities. The fund may also, from time to time, identify certain real assets, such as real estate or precious metals, that the sub-adviser believes will increase in value because of economic trends and cycles or political or other events. The fund may invest a portion of its assets in securities related to those real assets such as stock, fixed-income securities or convertible securities issued by real estate investment trusts or companies that mine precious metals. The fund can invest in all types of equity securities, including common stock, preferred stock, securities convertible into common stock, warrants and stock purchase rights of companies of any market capitalization. In selecting stocks and other securities that are convertible into stocks, the sub-adviser emphasizes stocks that it believes are undervalued.

The fund may also seek to invest in the stock of smaller or emerging growth companies that it expects will provide a higher total return that other equity investments. Investing in smaller or emerging growth companies involves greater risk than investing in more established companies. The fund can invest in all types of debt securities of varying maturities, including U.S. and foreign government bonds, corporate bonds and convertible bonds, mortgage and asset-backed securities, bank loans, and securities issued or guaranteed by certain international organizations such as the World Bank. The fund may engage in short sales. The fund may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the fund does not own declines in value. The fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 20% of the value of its total assets. The fund may also make short sales “against the box” without being subject to this limitation.

The fund may invest up to 35% of its total assets in “junk” bonds, corporate loans and distressed securities. The fund may use derivatives to seek to increase the return of the fund and to hedge (or protect) the value of its assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets. The fund may invest in securities that provide a return based on fluctuations in a stock or other financial index. For example, the fund may invest in a security that increases in value with the price of a particular securities index. In some cases, the return on the security may be inversely related to the price of the index. The fund may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments.

The fund may also gain exposure to the commodities markets by investing up to 25% of its total assets in a wholly-owned subsidiary of the fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary has the same investment objective as the fund and is advised by Transamerica Asset Management, Inc. and sub-advised by the sub-adviser. The Subsidiary, unlike the fund, may invest without limitation in commodities, commodity index-linked securities (including leveraged and unleveraged structured notes) and other commodity-linked securities and derivative instruments, such as swaps and futures that provide exposure to the performance of the commodities markets. The Subsidiary may also invest in other instruments, including fixed income instruments, either as investments or to serve as margin or collateral for its derivative positions. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is not subject to the investor protections of the 1940 Act.

The fund, directly and/or through the Subsidiary, may gain commodities exposure through the use of swaps and other derivative instruments. The use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions.

Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Under normal circumstances, the fund anticipates it will continue to allocate a substantial amount (approximately 40% or more — unless market conditions are not deemed favorable by the sub-adviser, in which case the fund would invest at least 30%) — of its total assets in securities of (i) foreign government issuers; (ii) issuers organized or located outside the U.S.; (iii) issuers which primarily trade in a market located outside the U.S.; or (iv) issuers doing a substantial amount of business outside the US., which the fund considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. For temporary defensive purposes, the fund may deviate very substantially from the allocation described above.

Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. There is no assurance the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. You may lose money if you invest in this fund.

•	Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the fund will be subject to the credit risk of the depository institution holding the cash, it will not earn income on the cash and the fund’s yield will go down. To the extent that the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.
•	Commodities – To the extent the fund invests in commodities or instruments whose performance is linked to the price of an underlying commodity or commodity index, the fund will be subject to the risks of investing in commodities, including regulatory, economic and political developments, weather events and natural disasters and market disruptions. The fund's investment exposure to the commodities markets may subject the fund to greater volatility than investments in more traditional securities, such as stocks and bonds. Commodities and commodity-linked investments may be less liquid than other investments. Commodity-linked investments are subject to the credit risks associated with the issuer, and their values may decline substantially if the issuer's creditworthiness deteriorates.
•	Convertible Securities – Convertible securities share investment characteristics of both fixed income and equity securities. However, the value of these securities tends to vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also tends to exhibit greater volatility than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
•	Credit – If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the credit quality or value of any underlying assets declines, the value of your investment will decline. Junk bonds have a higher risk of default or are already in default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
•	Currency – The value of the fund’s securities denominated in foreign currencies fluctuates as the rates of exchange between those currencies and the U.S. dollar change. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
•	Currency Hedging – The fund may hedge its currency risk using currency futures, forwards or options. However, these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging instrument.
•	Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. The fund may also have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. The fund's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.
•	Distressed or Defaulted Securities – Investments in defaulted securities and obligations of distressed issuers, including securities that are, or may be, involved in reorganizations or other financial restructurings, either out of court or in bankruptcy, involve substantial risks and are considered speculative. The fund may suffer significant losses if the reorganization or restructuring is not completed as anticipated. The fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. Repayment of defaulted securities and obligations of distressed issuers is subject to significant uncertainties.
•	Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
•	Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline.
•	Expenses – Your actual costs of investing in the fund may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
•	Extension – If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.
•	Foreign Securities – Investing in foreign securities is generally riskier than investing in U.S. securities. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation and accounting standards also may affect the value of these securities.

•	High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk bonds,” are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.
•	Interest Rate – Interest rates may go up, causing the value of the fund’s investments to decline. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
•	Liquidity – Some securities held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.
•	Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, the fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan. The fund's investments in loans are also subject to prepayment or call risk.
•	Manager – The sub-adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the sub-adviser in this process may not produce the desired results. This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
•	Market – The market prices of the fund's securities may go down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.
•	Portfolio Selection – The value of your investment may decrease if the sub-adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates is incorrect.
•	Precious Metals-Related Securities – Investments in precious metals-related securities are considered speculative and are affected by a variety of worldwide economic, financial and political factors. The price of precious metals may fluctuate sharply over short periods of time. The metals industry can be significantly affected by events relating to international political developments, the success of exploration projects, commodity prices and tax and government regulations.
•	Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
•	Prepayment or Call – Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The fund also may lose any premium it paid on the security.
•	Real Estate Securities – Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in operating expenses, property taxes or interest rates.

•	REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. REITs are subject to a number of highly technical tax-related rules and requirements; and the failure to qualify as a REIT could result in corporate-level taxation, significantly reducing the return on an investment to the fund.
•	Short Sales – A short sale may be effected by selling a security that the fund does not own. If the price of the security sold short increases, the fund would incur a loss; conversely, if the price declines, the fund will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The fund may also pay transaction costs and borrowing fees in connection with short sales.
•	Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
•	Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
•	Subsidiary – By investing in the Subsidiary, the fund will be indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments that will be held by the Subsidiary are generally similar to those that are permitted to be held by the fund and will be subject to the same risks that apply to similar investments if held directly by the fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act, and, unless otherwise noted in this prospectus, is not subject to the investor protections of the Investment Company Act. The fund relies on a private letter ruling from the Internal Revenue Service (the “IRS”) with respect to the investment in the Subsidiary. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the fund.
•	Tax – The fund may seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in the Subsidiary. The tax treatment of commodity-linked notes, other commodity-linked derivatives and the fund’s investments in the Subsidiary may be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS that could, among other things, affect the character, timing and/or amount of the fund’s taxable income or gains and of distributions made by the fund.
•	Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.
•	Warrants and Rights – Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company, and cease to have value if not exercised prior to the expiration date.

Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance. Absent any limitation of the fund’s expenses, total returns would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class I2

	Quarter Ended	Return
Best Quarter:	06/30/2009	12.61%
Worst Quarter:	09/30/2008	-12.40%

Average Annual Total Returns (periods ended December 31, 2011)

	1 Year	5 Years	Since Inception	Inception Date
Class I2				12/06/2005
Return before taxes	-3.57%	3.60%	5.60%
Return after taxes on distributions	-4.45%	2.36%	4.36%
Return after taxes on distributions and sale of fund shares	-1.79%	2.58%	4.30%
Financial Times Stock Exchange World Index (reflects no deduction for fees, expenses or taxes)	-6.48%	-1.40%	2.16%

The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

Management:

Investment Adviser:	Sub-Adviser:
Transamerica Asset Management, Inc.	BlackRock Investment Management, LLC
Portfolio Managers:
Dennis Stattman, CFA, Portfolio Manager since 2005
Dan Chamby, CFA, Portfolio Manager since 2005
Aldo Roldan, Portfolio Manager since 2005

Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment in certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (NAV) after receipt of your request in good order.

Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Global Macro (formerly, Transamerica First Quadrant Global Macro)

Investment Objective: Seeks to achieve total return from investments in the global equity, fixed-income, and currency markets, independent of market direction.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.25%
Distribution and service (12b-1) fees	None
Other expenses	0.18%
Total annual fund operating expenses[a]	1.43%
[a]	Annual fund operating expenses have been restated to reflect a reduction in advisory fees.

Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$ 146	$ 452	$ 782	$ 1,713

Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 0% of the average value of its portfolio.

Instruments with remaining maturities of one year or less are excluded from the portfolio turnover rate.

Principal Investment Strategies: Under normal circumstances, the fund’s sub-adviser, First Quadrant, L.P. (the “sub-adviser”), seeks to generate returns through risk-controlled exposure, long and short, to global equity, fixed-income, and currency markets through a wide range of derivative instruments and direct investments. The fund typically will make extensive use of derivative instruments, including futures contracts on global equity and fixed-income securities and security indices, options on futures contracts and equity indices, securities and security indices, swap contracts and forward contracts. The fund may also invest directly in global equity securities (including exchange traded funds (“ETFs”) and common and preferred stock of U.S. and non-U.S. companies) and fixed-income securities (including U.S. and non-U.S. corporate bonds and debt securities guaranteed by U.S. and non-U.S. governments, their agencies or instrumentalities or supranational organizations). There are no limits on the amount of fund assets that may be allocated to any one of the equity, bond and currency asset classes. Typically, the fund expects to diversify its exposure among at least ten different countries, including the United States. In selecting equity investments for the fund, the sub-adviser is not constrained by any particular investment style or capitalization range. In selecting bond investments for the fund, the sub-adviser will have the flexibility to invest in debt-related investments of any credit quality and with any duration. The fund will often use derivative instruments as its principal means to quickly and efficiently gain exposure to equity securities, fixed-income securities and foreign currencies in seeking to take advantage of value (and reduce exposure to risk) that the sub-adviser identifies in the global equity, bond, and currency markets.

The fund may also invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit.

The fund is non-diversified.

Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. There is no assurance the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. You may lose money if you invest in this fund.

•	Active Trading – The fund is actively managed and may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would be subject to tax at ordinary income tax rates upon distribution.
•	Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the fund will be subject to the credit risk of the depository institution holding the cash, it will not earn income on the cash and the fund’s yield will go down. To the extent that the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.
•	Convertible Securities – Convertible securities share investment characteristics of both fixed income and equity securities. However, the value of these securities tends to vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also tends to exhibit greater volatility than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
•	Credit – If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the credit quality or value of any underlying assets declines, the value of your investment will decline. Junk bonds have a higher risk of default or are already in default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
•	Currency – The value of the fund’s securities denominated in foreign currencies fluctuates as the rates of exchange between those currencies and the U.S. dollar change. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
•	Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. The fund may also have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. The fund's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.
•	Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
•	Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline.
•	Expenses – Your actual costs of investing in the fund may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

•	Extension – If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.
•	Focused Investing – To the extent the fund invests in one or more countries, regions, sectors or industries, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries or issuers. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
•	Foreign Securities – Investing in foreign securities is generally riskier than investing in U.S. securities. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation and accounting standards also may affect the value of these securities.
•	Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to larger price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
•	High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk bonds,” are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.
•	Interest Rate – Interest rates may go up, causing the value of the fund’s investments to decline. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
•	Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments that have a leveraging effect on the fund. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund also may have to sell assets at inopportune times to satisfy its obligations.
•	Liquidity – Some securities held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.
•	Manager – The sub-adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the sub-adviser in this process may not produce the desired results.
•	Market – The market prices of the fund's securities may go down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.
•	Non-Diversification – The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in fewer issuers, the fund will be more susceptible to negative events affecting those issuers.
•	Portfolio Selection – The value of your investment may decrease if the sub-adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates is incorrect.

•	Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
•	Prepayment or Call – Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The fund also may lose any premium it paid on the security.
•	Short Sales – A short sale may be effected by selling a security that the fund does not own. If the price of the security sold short increases, the fund would incur a loss; conversely, if the price declines, the fund will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The fund may also pay transaction costs and borrowing fees in connection with short sales.
•	Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
•	U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies. Although the U.S. government has provided financial support to the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac) in the past, there can be no assurance that it will support these or other government sponsored entities in the future.
•	Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.
•	Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance. Absent any limitation of the fund’s expenses, total returns would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Prior to November 1, 2009, the fund was named Transamerica UBS Dynamic Alpha, had a different sub-adviser, a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to a previous sub-adviser.

Annual Total Returns (calendar years ended December 31) - Class I2

	Quarter Ended	Return
Best Quarter:	06/30/2009	15.27%
Worst Quarter:	12/31/2008	-15.48%

Average Annual Total Returns (periods ended December 31, 2011)

	1 Year	Since Inception	Inception Date
Class I2			01/03/2007
Return before taxes	-3.88%	-3.01%
Return after taxes on distributions	-3.88%	-4.45%
Return after taxes on distributions and sale of fund shares	-2.52%	-3.02%
Citigroup 1-Month Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	0.05%	1.22%

The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

Management:

Investment Adviser:	Sub-Adviser:
Transamerica Asset Management, Inc.	First Quadrant, L.P.
Portfolio Managers:
Kenneth J. Ferguson, Portfolio Manager since 2009
Dori Levanoni, Portfolio Manager since 2009
Edgar E. Peters, Portfolio Manager since 2012

Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment in certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (NAV) after receipt of your request in good order.

Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Global Real Estate Securities (formerly, Transamerica Clarion Global

Real Estate Securities)

Investment Objective: Seeks long-term total return from investments primarily in equity securities of real estate companies. Total return consists of realized and unrealized capital gains and losses plus income.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.80%
Distribution and service (12b-1) fees	None
Other expenses	0.11%
Total annual fund operating expenses	0.91%

Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$ 93	$ 290	$ 504	$ 1,120

Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 39% of the average value of its portfolio.

Principal Investment Strategies: Under normal conditions, the fund’s sub-adviser, CBRE Clarion Securities LLC (the “sub-adviser”), will invest at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of issuers that are principally engaged in the real estate industry. The sub-adviser considers issuers principally engaged in the real estate industry to be companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The fund’s portfolio will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. As a general matter, the sub-adviser intends to invest in common stocks and convertible securities of real estate companies, including real estate investment trusts (“REITs”).

The sub-adviser may engage in frequent and active trading of fund investments to achieve the fund’s investment objective. The fund does not directly invest in real estate.

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.

This fund is non-diversified.

Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. There is no assurance the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. You may lose money if you invest in this fund.

•	Active Trading – The fund is actively managed and may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would be subject to tax at ordinary income tax rates upon distribution.
•	Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the fund will be subject to the credit risk of the depository institution holding the cash, it will not earn income on the cash and the fund’s yield will go down. To the extent that the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.
•	Convertible Securities – Convertible securities share investment characteristics of both fixed income and equity securities. However, the value of these securities tends to vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also tends to exhibit greater volatility than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
•	Currency – The value of the fund’s securities denominated in foreign currencies fluctuates as the rates of exchange between those currencies and the U.S. dollar change. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
•	Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
•	Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline.
•	Expenses – Your actual costs of investing in the fund may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
•	Extension – If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.
•	Fixed-Income Securities – The market prices of fixed-income securities may fall due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the market value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
•	Focused Investing – To the extent the fund invests in one or more countries, regions, sectors or industries, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries or issuers. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
•	Foreign Securities – Investing in foreign securities is generally riskier than investing in U.S. securities. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation and accounting standards also may affect the value of these securities.

•	Industry Concentration – The fund concentrates its investments in a specific industry. Concentration in a particular industry subjects the fund to the risks associated with that industry. As a result, the fund may be subject to greater price volatility and risk of loss as a result of adverse economic, business or other developments affecting that industry than funds investing in a broader range of industries.
•	Manager – The sub-adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the sub-adviser in this process may not produce the desired results. This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
•	Market – The market prices of the fund's securities may go down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.
•	Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
•	Non-Diversification – The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in fewer issuers, the fund will be more susceptible to negative events affecting those issuers.
•	Portfolio Selection – The value of your investment may decrease if the sub-adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates is incorrect.
•	Prepayment or Call – Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The fund also may lose any premium it paid on the security.
•	Real Estate Securities – Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in operating expenses, property taxes or interest rates.
•	REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. REITs are subject to a number of highly technical tax-related rules and requirements; and the failure to qualify as a REIT could result in corporate-level taxation, significantly reducing the return on an investment to the fund.
•	Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.

Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance. Absent any limitation of the fund’s expenses, total returns would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class I2

	Quarter Ended	Return
Best Quarter:	06/30/2009	31.76%
Worst Quarter:	12/31/2008	-29.19%

Average Annual Total Returns (periods ended December 31, 2011)

	1 Year	5 Years	Since Inception	Inception Date
Class I2				11/15/2005
Return before taxes	-5.71%	-4.42%	3.27%
Return after taxes on distributions	-6.44%	-6.13%	0.95%
Return after taxes on distributions and sale of fund shares	-3.67%	-4.39%	1.95%
S&P Developed Property Index (reflects no deduction for fees, expenses or taxes)	-5.54%	-5.15%	2.28%

The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

Management:

Investment Adviser:	Sub-Adviser:
Transamerica Asset Management, Inc.	CBRE Clarion Securities LLC
Portfolio Managers:
T. Ritson Ferguson, CFA, Portfolio Manager since 2002
Steven D. Burton, CFA, Portfolio Manager since 2002
Joseph P. Smith, CFA, Portfolio Manager since 2002

Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment in certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (NAV) after receipt of your request in good order.

Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Growth (formerly, Transamerica Jennison Growth)

Investment Objective: Seeks long-term growth of capital.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.76%
Distribution and service (12b-1) fees	None
Other expenses	0.05%
Total annual fund operating expenses	0.81%

Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$ 83	$ 259	$ 450	$ 1,002

Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 55% of the average value of its portfolio.

Principal Investment Strategies: The fund’s sub-adviser, Jennison Associates LLC (the “sub-adviser”), invests, under normal circumstances, at least 65% of the fund’s total assets in equity securities, principally common stocks, preferred stocks, warrants, rights and depositary receipts of U.S. companies with market capitalizations of at least $1 billion that Jennison considers to have above average prospects for growth. These companies are generally medium- to large-capitalization companies.

The sub-adviser uses a “bottom-up” approach, researching and evaluating individual company fundamentals rather than macro-economic factors, in seeking to identify individual companies with earnings growth potential that may not be recognized by the market at large. A “bottom-up” approach is looking at individual companies against the context of broader market factors.

The fund may invest up to 20% of its assets in the securities of foreign issuers.

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. There is no assurance the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. You may lose money if you invest in this fund.

•	Active Trading – The fund is actively managed and may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would be subject to tax at ordinary income tax rates upon distribution.

•	Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the fund will be subject to the credit risk of the depository institution holding the cash, it will not earn income on the cash and the fund’s yield will go down. To the extent that the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.
•	Currency – The value of the fund’s securities denominated in foreign currencies fluctuates as the rates of exchange between those currencies and the U.S. dollar change. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
•	Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline.
•	Expenses – Your actual costs of investing in the fund may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
•	Foreign Securities – Investing in foreign securities is generally riskier than investing in U.S. securities. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation and accounting standards also may affect the value of these securities.
•	Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to larger price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
•	Manager – The sub-adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the sub-adviser in this process may not produce the desired results. This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
•	Market – The market prices of the fund's securities may go down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.
•	Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of medium capitalization companies. Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of medium capitalization companies generally are more volatile and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
•	Portfolio Selection – The value of your investment may decrease if the sub-adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates is incorrect.

•	Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
•	Warrants and Rights – Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company, and cease to have value if not exercised prior to the expiration date.

Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance. Absent any limitation of the fund’s expenses, total returns would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class I2

	Quarter Ended	Return
Best Quarter:	06/30/2009	15.15%
Worst Quarter:	12/31/2008	-20.88%

Average Annual Total Returns (periods ended December 31, 2011)

	1 Year	5 Years	Since Inception	Inception Date
Class I2				11/15/2005
Return before taxes	-0.21%	2.20%	2.43%
Return after taxes on distributions	-0.83%	2.04%	2.15%
Return after taxes on distributions and sale of fund shares	0.67%	1.86%	2.05%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	2.64%	2.50%	3.74%

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

Management:

Investment Adviser:	Sub-Adviser:
Transamerica Asset Management, Inc.	Jennison Associates LLC
Portfolio Managers:
Michael A. Del Balso, Portfolio Manager since 2004
Blair A. Boyer, Portfolio Manager since 2006
Spiros “Sig” Segalas, Portfolio Manager since 2004

Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment in certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (NAV) after receipt of your request in good order.

Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Growth Opportunities (formerly, Transamerica Morgan Stanley Growth

Opportunities)

Investment Objective: Seeks capital appreciation.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.78%
Distribution and service (12b-1) fees	None
Other expenses	0.11%
Total annual fund operating expenses	0.89%

Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$ 91	$ 284	$ 493	$ 1,096

Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 125% of the average value of its portfolio.

Principal Investment Strategies: The fund’s sub-adviser, Morgan Stanley Investment Management Inc. (the “sub-adviser”), under normal circumstances, invests at least 80% of the fund’s assets in common stocks of mid cap companies. The sub-adviser seeks long-term capital growth by investing primarily in established and emerging companies with capitalizations within the range of companies included in the Russell Midcap® Growth Index1, which as of December 31, 2011 was between $107.3 million and $19.3 billion.

The sub-adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The sub-adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward. The sub-adviser generally considers selling an investment when it determines the investment no longer satisfies its investment criteria.

The fund may also invest in common stocks and other equity securities of small- and large-sized companies, as well as preferred stocks, rights and warrants, and debt securities. The fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts, swaps, structured instruments and forward foreign currency exchange contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks. Derivative instruments used by the fund will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

The sub-adviser may invest up to 25% of the fund’s assets in securities of foreign companies, including emerging market securities. The sub-adviser considers an issuer to be from a particular country if (i) its principal securities trading market is in that country; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in that country; or (iii) it is organized under the laws of, or has a principal office in, that country. By applying these tests, it is possible that a particular company could be deemed to be from more than one country. The securities in which the fund may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars.

The fund may invest in privately placed securities. The fund may also invest up to 10% of its assets in real estate investment trusts (“REITs”).

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.

1 Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. There is no assurance the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. You may lose money if you invest in this fund.

•	Active Trading – The fund is actively managed and may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would be subject to tax at ordinary income tax rates upon distribution.
•	Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the fund will be subject to the credit risk of the depository institution holding the cash, it will not earn income on the cash and the fund’s yield will go down. To the extent that the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.
•	Convertible Securities – Convertible securities share investment characteristics of both fixed income and equity securities. However, the value of these securities tends to vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also tends to exhibit greater volatility than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
•	Currency – The value of the fund’s securities denominated in foreign currencies fluctuates as the rates of exchange between those currencies and the U.S. dollar change. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
•	Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. The fund may also have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. The fund's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.
•	Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
•	Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline.

•	Expenses – Your actual costs of investing in the fund may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
•	Fixed-Income Securities – The market prices of fixed-income securities may fall due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the market value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
•	Foreign Securities – Investing in foreign securities is generally riskier than investing in U.S. securities. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation and accounting standards also may affect the value of these securities.
•	Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to larger price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
•	Manager – The sub-adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the sub-adviser in this process may not produce the desired results. This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
•	Market – The market prices of the fund's securities may go down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.
•	Portfolio Selection – The value of your investment may decrease if the sub-adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates is incorrect.
•	Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
•	REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. REITs are subject to a number of highly technical tax-related rules and requirements; and the failure to qualify as a REIT could result in corporate-level taxation, significantly reducing the return on an investment to the fund.

•	Rule 144A and Privately Placed Securities – Rule 144A permits certain qualified institutional buyers, such as the fund, to trade in privately placed securities that have not been registered for sale to the public. Rule 144A and other privately placed securities may be deemed illiquid, and the fund might be unable to dispose of such securities promptly or at reasonable prices.
•	Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
•	Structured Instruments – The fund may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued. Structured instruments may behave in ways not anticipated by the fund, or they may not receive tax, accounting or regulatory treatment anticipated by the fund.
•	Warrants and Rights – Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company, and cease to have value if not exercised prior to the expiration date.

Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance. Absent any limitation of the fund’s expenses, total returns would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Prior to March 22, 2011, the fund had a different sub-adviser, a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to a previous sub-adviser.

Annual Total Returns (calendar years ended December 31) - Class I2

	Quarter Ended	Return
Best Quarter:	06/30/2009	20.47%
Worst Quarter:	12/31/2008	-23.67%

Average Annual Total Returns (periods ended December 31, 2011)

	1 Year	5 Years	Since Inception	Inception Date
Class I2				11/15/2005
Return before taxes	-8.92%	4.24%	4.79%
Return after taxes on distributions	-11.94%	3.52%	4.21%
Return after taxes on distributions and sale of fund shares	-1.98%	3.63%	4.12%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses or taxes)	-1.65%	2.44%	4.35%

The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

Management:

Investment Adviser:	Sub-Adviser:
Transamerica Asset Management, Inc.	Morgan Stanley Investment Management Inc.
Portfolio Managers:
Dennis P. Lynch, Lead Portfolio Manager since 2011
David S. Cohen, Portfolio Manager since 2011
Sam G. Chainani, CFA, Portfolio Manager since 2011
Alexander T. Norton, Portfolio Manager since 2011
Jason C. Yeung, CFA, Portfolio Manager since 2011
Armistead B. Nash, Portfolio Manager since 2011

Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment in certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (NAV) after receipt of your request in good order.

Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica High Yield Bond (formerly, Transamerica AEGON High Yield Bond)

Investment Objective: Seeks a high level of current income by investing in high-yield debt securities.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.58%
Distribution and service (12b-1) fees	None
Other expenses	0.08%
Total annual fund operating expenses[a]	0.66%
[a]	Annual fund operating expenses have been restated to reflect the termination of a fee waiver in effect during the fiscal year ended October 31, 2011.

Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$ 67	$ 211	$ 368	$ 822

Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 93% of the average value of its portfolio.

Principal Investment Strategies: The fund’s sub-adviser, AEGON USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in high-yield/high-risk bonds (commonly known as “junk bonds”).

Junk bonds are high risk debt securities rated in medium or lower rating categories or determined by the sub-adviser to be of comparable quality. The sub-adviser’s strategy is to seek to achieve yields as high as possible while seeking to manage risk. The sub-adviser uses a “top-down/bottom-up” approach in managing the fund’s assets. The “top-down” approach is to adjust the risk profile of the fund. The sub-adviser analyzes four factors that affect the movement of the fixed-income bond prices which include: economic indicators; technical indicators that are specific to the high-yield market; investor sentiment and valuation. Analysis of these factors assists the sub-adviser in its decision regarding the fund’s portfolio allocations. In a “top-down” approach, the sub-adviser looks at broad market factors and chooses certain sectors or industries within the market, based on those factors. It then looks at individual companies within those sectors or industries.

The sub-adviser has developed a proprietary credit model that is the foundation of its “bottom-up” analysis. The model tracks historical cash flow numbers and calculates credit financial ratios. Because high-yield companies are of higher financial risk, The sub-adviser does a thorough credit analysis of all companies in the fund’s portfolio, as well as all potential acquisitions. A “bottom-up” approach is looking at individual companies against the context of broader market factors.

The sub-adviser may sell fund securities when it determines there are changes in economic indicators, technical indicators or valuation.

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. There is no assurance the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. You may lose money if you invest in this fund.

•	Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the fund will be subject to the credit risk of the depository institution holding the cash, it will not earn income on the cash and the fund’s yield will go down. To the extent that the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.
•	Credit – If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the credit quality or value of any underlying assets declines, the value of your investment will decline. Junk bonds have a higher risk of default or are already in default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
•	Expenses – Your actual costs of investing in the fund may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
•	Extension – If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.
•	Foreign Securities – Investing in foreign securities is generally riskier than investing in U.S. securities. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation and accounting standards also may affect the value of these securities.
•	High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk bonds,” are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.
•	Interest Rate – Interest rates may go up, causing the value of the fund’s investments to decline. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
•	Liquidity – Some securities held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.
•	Manager – The sub-adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the sub-adviser in this process may not produce the desired results. This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
•	Market – The market prices of the fund's securities may go down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

•	Portfolio Selection – The value of your investment may decrease if the sub-adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates is incorrect.
•	Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
•	Prepayment or Call – Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The fund also may lose any premium it paid on the security.
•	Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.

Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance. Absent any limitation of the fund’s expenses, total returns would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class I2

	Quarter Ended	Return
Best Quarter:	06/30/2009	22.95%
Worst Quarter:	12/31/2008	-16.73%

Average Annual Total Returns (periods ended December 31, 2011)

	1 Year	5 Years	Since Inception	Inception Date
Class I2				11/08/2004
Return before taxes	4.54%	7.37%	7.23%
Return after taxes on distributions	2.08%	4.40%	4.39%
Return after taxes on distributions and sale of fund shares	2.95%	4.47%	4.44%
Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index (reflects no deduction for fees, expenses or taxes)	4.96%	7.74%	7.55%

The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

Management:

Investment Adviser:	Sub-Adviser:
Transamerica Asset Management, Inc.	AEGON USA Investment Management, LLC
Portfolio Managers:
Bradley J. Beman, CFA, Lead Portfolio Manager since 1997
Kevin Bakker, CFA, Portfolio Manager since 2007
Benjamin D. Miller, CFA, Portfolio Manager since 2006
Jim Schaeffer, Portfolio Manager since 2011

Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment in certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (NAV) after receipt of your request in good order.

Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica International (formerly, Transamerica Neuberger Berman International)

Investment Objective: Seeks long-term growth of capital.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.96%
Distribution and service (12b-1) fees	None
Other expenses	0.11%
Total annual fund operating expenses	1.07%

Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$ 109	$ 340	$ 590	$ 1,306

Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 46% of the average value of its portfolio.

Principal Investment Strategies: The fund’s sub-adviser, Neuberger Berman Management LLC (the “sub-adviser”), invests, under normal circumstances, primarily in common stocks of foreign companies of any size, including companies that are economically tied to developed and emerging industrialized markets. The fund will normally invest in a number of countries throughout the world and expects to be investing in more than three different foreign countries.

The fund seeks to reduce risk by diversifying among many industries. Although the fund has the flexibility to invest a significant portion of its assets in one country or region, it generally intends to remain diversified across countries and geographical regions.

In picking stocks, the sub-adviser looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued.

The sub-adviser may seek to hedge a currency exposure resulting from securities positions when it finds the currency exposure unattractive.

The fund follows a disciplined selling strategy and may sell a stock when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive. The fund may also engage in borrowing and securities lending transactions and use derivatives.

The fund may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. There is no assurance the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. You may lose money if you invest in this fund.

•	Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the fund will be subject to the credit risk of the depository institution holding the cash, it will not earn income on the cash and the fund’s yield will go down. To the extent that the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.
•	Currency – The value of the fund’s securities denominated in foreign currencies fluctuates as the rates of exchange between those currencies and the U.S. dollar change. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
•	Currency Hedging – The fund may hedge its currency risk using currency futures, forwards or options. However, these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging instrument.
•	Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. The fund may also have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. The fund's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.
•	Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
•	Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline.
•	Expenses – Your actual costs of investing in the fund may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
•	Focused Investing – To the extent the fund invests in one or more countries, regions, sectors or industries, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries or issuers. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
•	Foreign Securities – Investing in foreign securities is generally riskier than investing in U.S. securities. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation and accounting standards also may affect the value of these securities.
•	Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to larger price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
•	Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments that have a leveraging effect on the fund. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund also may have to sell assets at inopportune times to satisfy its obligations.

•	Liquidity – Some securities held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.
•	Manager – The sub-adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the sub-adviser in this process may not produce the desired results. This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
•	Market – The market prices of the fund's securities may go down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.
•	Portfolio Selection – The value of your investment may decrease if the sub-adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates is incorrect.
•	Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
•	Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance. Absent any limitation of the fund’s expenses, total returns would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class I2

	Quarter Ended	Return
Best Quarter:	06/30/2009	23.76%
Worst Quarter:	09/30/2008	-24.52%

Average Annual Total Returns (periods ended December 31, 2011)

	1 Year	5 Years	Since Inception	Inception Date
Class I2				12/06/2005
Return before taxes	-11.93%	-4.70%	0.02%
Return after taxes on distributions	-12.18%	-5.19%	-0.68%
Return after taxes on distributions and sale of fund shares	-7.44%	-3.91%	-0.07%
Morgan Stanley Capital International-Europe, Australasia, Far East Index (reflects no deduction for fees, expenses or taxes)	-11.73%	-4.26%	0.71%

The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

Management:

Investment Adviser:	Sub-Adviser:
Transamerica Asset Management, Inc.	Neuberger Berman Management LLC
Portfolio Manager:
Benjamin Segal, CFA, Portfolio Manager since 2005

Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment in certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (NAV) after receipt of your request in good order.

Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica International Bond (formerly, Transamerica JPMorgan International

Bond)

Investment Objective: Seeks high total return by investing in high-quality, non-dollar denominated government and corporate debt securities of foreign issuers.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.52%
Distribution and service (12b-1) fees	None
Other expenses	0.11%
Total annual fund operating expenses	0.63%

Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$ 64	$ 202	$ 351	$ 786

Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 98% of the average value of its portfolio.

Principal Investment Strategies: The fund’s sub-adviser, J.P. Morgan Investment Management Inc. (the “sub-adviser”), invests, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in high-quality bonds with outstanding maturities of at least one year. A bond is deemed to be “high-quality” if it has a rating of AA- or higher from Standard & Poor’s Corporation (“S&P”) or Aa3 or higher from Moody’s Investors Services, Inc. (“Moody’s”) (or is an unrated security determined to be of comparable quality by the sub-adviser). Normally, the fund invests primarily in government and corporate debt securities of issuers that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The fund may also invest up to 10% of its assets in emerging markets debt securities.

The sub-adviser determines whether to buy and sell securities for the fund by using a combination of fundamental research and bond and currency valuation models. Generally, the fund will purchase only bonds denominated in foreign currencies. The fund generally limits its use of hedging strategies that may minimize the effect of currency fluctuations. However, the fund may hedge up to 25% of its total assets in U.S. dollars when the portfolio manager considers the dollar to be attractive relative to foreign currencies. The fund may also invest in options, futures contracts, options on futures contracts, and swap agreements, provided that such investments are keeping with the fund’s investment objective.

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.

This fund is non-diversified.

Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. There is no assurance the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. You may lose money if you invest in this fund.

•	Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the fund will be subject to the credit risk of the depository institution holding the cash, it will not earn income on the cash and the fund’s yield will go down. To the extent that the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.
•	Credit – If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the credit quality or value of any underlying assets declines, the value of your investment will decline. Junk bonds have a higher risk of default or are already in default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
•	Currency – The value of the fund’s securities denominated in foreign currencies fluctuates as the rates of exchange between those currencies and the U.S. dollar change. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
•	Currency Hedging – The fund may hedge its currency risk using currency futures, forwards or options. However, these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging instrument.
•	Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. The fund may also have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. The fund's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.
•	Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
•	Expenses – Your actual costs of investing in the fund may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
•	Extension – If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.
•	Focused Investing – To the extent the fund invests in one or more countries, regions, sectors or industries, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries or issuers. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
•	Foreign Securities – Investing in foreign securities is generally riskier than investing in U.S. securities. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation and accounting standards also may affect the value of these securities.

•	Interest Rate – Interest rates may go up, causing the value of the fund’s investments to decline. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
•	Liquidity – Some securities held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.
•	Manager – The sub-adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the sub-adviser in this process may not produce the desired results. This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
•	Market – The market prices of the fund's securities may go down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.
•	Non-Diversification – The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in fewer issuers, the fund will be more susceptible to negative events affecting those issuers.
•	Portfolio Selection – The value of your investment may decrease if the sub-adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates is incorrect.
•	Prepayment or Call – Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The fund also may lose any premium it paid on the security.
•	Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.

Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance. Absent any limitation of the fund’s expenses, total returns would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class I2

	Quarter Ended	Return
Best Quarter:	03/31/2008	10.63%
Worst Quarter:	03/31/2009	-6.18%

Average Annual Total Returns (periods ended December 31, 2011)

	1 Year	5 Years	Since Inception	Inception Date
Class I2				12/06/2005
Return before taxes	5.02%	6.84%	6.94%
Return after taxes on distributions	1.49%	4.39%	4.72%
Return after taxes on distributions and sale of fund shares	3.39%	4.48%	4.71%
JPMorgan Government Bond Index (GBI) ex-U.S. unhedged (reflects no deduction for fees, expenses or taxes)	5.89%	7.82%	7.81%

The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

Management:

Investment Adviser:	Sub-Adviser:
Transamerica Asset Management, Inc.	J.P. Morgan Investment Management Inc.
Portfolio Manager:
Jon B. Jonsson, Portfolio Manager since 2005

Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment in certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (NAV) after receipt of your request in good order.

Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica International Equity (formerly, Transamerica TS&W International Equity)

Investment Objective: Seeks maximum long-term total return, consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of primarily non-U.S. issuers.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.80%
Distribution and service (12b-1) fees	None
Other expenses	0.22%
Total annual fund operating expenses	1.02%

Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$ 104	$ 325	$ 563	$ 1,248

Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

For the period beginning February 28, 2011 and ending October 31, 2011, the portfolio turnover rate for the fund was 16% of the average value of its portfolio.

Principal Investment Strategies: Under normal circumstances, the fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of foreign companies representing at least three countries other than the United States. The fund’s sub-adviser, Thompson, Siegel & Walmsley LLC (the “sub-adviser”), currently anticipates investing in at least 12 countries other than the United States. The sub-adviser will emphasize established companies in individual foreign markets and will attempt to stress companies and markets that it believes are undervalued. The fund expects capital growth to be the predominant component of its total return.

Generally, the fund will invest primarily in common stocks of established companies listed on foreign securities exchanges, but it may also invest in securities traded over-the-counter. Although the fund will emphasize larger, more seasoned or established companies, it may invest in companies of varying size as measured by assets, sales or market capitalization. The fund will invest primarily in securities of companies domiciled in developed countries, but may invest up to 10% of its assets in securities of companies in developing countries. It is expected that investments will be diversified throughout the world and within markets in an effort to minimize specific country and currency risks.

The sub-adviser employs a relative value process utilizing a combination of quantitative and qualitative methods based on a four-factor valuation screen designed to outperform the Morgan Stanley Capital International EAFE Index. The sub-adviser’s analysts also perform rigorous fundamental analysis. A portfolio composed of 80-100 stocks is selected as a result of this process. The sub-adviser generally limits its investment universe to those companies with a minimum of three years of operating history. The sub-adviser employs a consistent sell discipline which includes a significant negative earnings revision, a stock being sold when the catalyst is no longer valid or another stock presents a more attractive opportunity.

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. There is no assurance the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. You may lose money if you invest in this fund.

•	Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the fund will be subject to the credit risk of the depository institution holding the cash, it will not earn income on the cash and the fund’s yield will go down. To the extent that the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.
•	Currency – The value of the fund’s securities denominated in foreign currencies fluctuates as the rates of exchange between those currencies and the U.S. dollar change. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
•	Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. The fund may also have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. The fund's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.
•	Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
•	Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline.
•	Expenses – Your actual costs of investing in the fund may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
•	Focused Investing – To the extent the fund invests in one or more countries, regions, sectors or industries, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries or issuers. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
•	Foreign Securities – Investing in foreign securities is generally riskier than investing in U.S. securities. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation and accounting standards also may affect the value of these securities.
•	Liquidity – Some securities held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.
•	Manager – The sub-adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the sub-adviser in this process may not produce the desired results. This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

•	Market – The market prices of the fund's securities may go down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.
•	Portfolio Selection – The value of your investment may decrease if the sub-adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates is incorrect.
•	Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
•	Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance. Absent any limitation of the fund’s expenses, total returns would be lower. Index returns are for 10 years.

The fund acquired the assets and assumed the liabilities of TS&W International Equity Portfolio (the “predecessor fund”) on February 28, 2011, and the predecessor fund is the accounting and performance survivor of the reorganization. This means that the predecessor fund’s performance and financial history have been adopted by the fund. (The predecessor fund acquired the assets and assumed the historical performance of another fund on June 24, 2002. The performance shown prior to that date represents the performance of that fund.) In the reorganization, former shareholders of the predecessor fund received Class I shares of the fund. The performance of Class I shares of the fund includes the performance of the predecessor fund prior to the reorganization. The performance of the predecessor fund has not been restated to reflect the current annual operating expenses of Class I shares.

Class I2 shares were first issued on March 1, 2011. The past performance shown below is for Class I shares, which are not available through this prospectus. Although Class I2 shares would have similar annual returns to Class I shares because the classes are invested in the same portfolio of securities, the returns for Class I shares will vary from Class I2 shares because of the lower expenses paid by Class I2 shares. Performance information for Class I2 shares will be included after the share class has been in operation for one complete calendar year. The inception date shown in the table is that of the predecessor fund.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class I

	Quarter Ended	Return
Best Quarter:	06/30/2009	24.59%
Worst Quarter:	09/30/2002	-21.31%

Average Annual Total Returns (periods ended December 31, 2011)

	1 Year	5 Years	10 Years	Inception Date
Class I				12/18/1992
Return before taxes	-8.59%	-2.72%	4.49%
Return after taxes on distributions	-8.96%	-3.64%	3.71%
Return after taxes on distributions and sale of fund shares	-5.10%	-2.55%	3.74%
Morgan Stanley Capital International Europe, Australasia, Far East Index (reflects no deduction for fees, expenses or taxes)	-11.73%	-4.26%	5.12%

The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

Management:

Investment Adviser:	Sub-Adviser:
Transamerica Asset Management, Inc.	Thompson, Siegel & Walmsley LLC
Portfolio Manager:
Brandon H. Harrell, CFA, Portfolio Manager since 2011

Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment in certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (NAV) after receipt of your request in good order.

Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica International Equity Opportunities (formerly, Transamerica MFS International

Equity)

Investment Objective: Seeks capital growth.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.88%
Distribution and service (12b-1) fees	None
Other expenses	0.11%
Total annual fund operating expenses	0.99%

Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$ 101	$ 315	$ 547	$ 1,213

Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 29% of the average value of its portfolio.

Principal Investment Strategies: The fund’s sub-adviser, MFS® Investment Management (the “sub-adviser”), invests, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets countries. The fund normally invests primarily in equity securities of foreign companies, including emerging market equity securities. The sub-adviser may invest a large percentage of the fund’s assets in issuers in a single country, a small number of countries, or a particular geographic region. In selecting investments for the fund, the sub-adviser is not constrained to any particular investment style. The sub-adviser may invest the fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. The sub-adviser may invest the fund’s assets in companies of any size.

The sub-adviser uses a “bottom-up” investment approach to buying and selling investments for the fund. A “bottom-up” approach is looking at individual companies against the context of broader market factors. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their current financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer’s valuation, price, and earnings momentum, earnings quality, and other factors may also be considered. The sub-adviser may engage in active and frequent trading in pursuing the fund’s principal investment strategies.

The fund may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. There is no assurance the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. You may lose money if you invest in this fund.

•	Active Trading – The fund is actively managed and may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would be subject to tax at ordinary income tax rates upon distribution.
•	Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the fund will be subject to the credit risk of the depository institution holding the cash, it will not earn income on the cash and the fund’s yield will go down. To the extent that the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.
•	Convertible Securities – Convertible securities share investment characteristics of both fixed income and equity securities. However, the value of these securities tends to vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also tends to exhibit greater volatility than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
•	Currency – The value of the fund’s securities denominated in foreign currencies fluctuates as the rates of exchange between those currencies and the U.S. dollar change. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
•	Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
•	Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline.
•	Expenses – Your actual costs of investing in the fund may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
•	Focused Investing – To the extent the fund invests in one or more countries, regions, sectors or industries, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries or issuers. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
•	Foreign Securities – Investing in foreign securities is generally riskier than investing in U.S. securities. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation and accounting standards also may affect the value of these securities.
•	Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to larger price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

•	Liquidity – Some securities held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.
•	Manager – The sub-adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the sub-adviser in this process may not produce the desired results. This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
•	Market – The market prices of the fund's securities may go down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.
•	Portfolio Selection – The value of your investment may decrease if the sub-adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates is incorrect.
•	Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
•	Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
•	Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance. Absent any limitation of the fund’s expenses, total returns would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class I2

	Quarter Ended	Return
Best Quarter:	09/30/2009	21.17%
Worst Quarter:	09/30/2011	-20.57%

Average Annual Total Returns (periods ended December 31, 2011)

	1 Year	Since Inception	Inception Date
Class I2			06/10/2008
Return before taxes	-10.13%	-3.87%
Return after taxes on distributions	-12.74%	-5.21%
Return after taxes on distributions and sale of fund shares	-3.82%	-3.52%
Morgan Stanley Capital International-Europe, Australasia, Far East Index (reflects no deduction for fees, expenses or taxes)	-11.73%	-6.89%

The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

Management:

Investment Adviser:	Sub-Adviser:
Transamerica Asset Management, Inc.	MFS® Investment Management
Portfolio Managers:
Daniel Ling, Portfolio Manager since 2009
Marcus L. Smith, Portfolio Manager since 2006

Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment in certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (NAV) after receipt of your request in good order.

Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica International Small Cap (formerly, Transamerica Schroders International

Small Cap)

Investment Objective: Seeks to provide long-term capital appreciation.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.04%
Distribution and service (12b-1) fees	None
Other expenses	0.11%
Total annual fund operating expenses	1.15%

Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$ 117	$ 365	$ 633	$ 1,398

Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 38% of the average value of its portfolio.

Principal Investment Strategies: The fund’s sub-adviser, Schroder Investment Management North America Inc. (the “sub-adviser”), under normal circumstances, invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in small-capitalization companies (generally those with market capitalizations, based on the number of shares readily available in the market, of $4 billion or less at the time of investment) that it believes offer the potential for capital appreciation. The fund primarily invests in equity securities of small-cap companies located outside the United States.

The sub-adviser employs a fundamental investment approach that considers macroeconomic factors while focusing primarily on company-specific factors. The sub-adviser generally sells a security when its market price approaches the sub-adviser’s estimate of fair value or when the sub-adviser identifies a significantly more attractive investment candidate. The fund generally emphasizes developed markets in Europe and the Pacific, with a limited allocation to emerging markets. Stocks of emerging markets countries can be substantially more volatile and substantially less liquid than those of both U.S. and more developed foreign markets.

The fund may invest in preferred stocks and closed-end investment companies that invest primarily in foreign securities. The fund may also invest in convertible securities and warrants. The fund may invest, to a limited extent, in derivatives. Investments in derivatives may subject the fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The fund does not intend to use derivatives for speculation or for the purpose of leveraging, or magnifying, investment returns.

The fund may enter into forward foreign currency exchange contracts, which are a type of derivative contract.

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. There is no assurance the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. You may lose money if you invest in this fund.

•	Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the fund will be subject to the credit risk of the depository institution holding the cash, it will not earn income on the cash and the fund’s yield will go down. To the extent that the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.
•	Convertible Securities – Convertible securities share investment characteristics of both fixed income and equity securities. However, the value of these securities tends to vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also tends to exhibit greater volatility than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
•	Currency – The value of the fund’s securities denominated in foreign currencies fluctuates as the rates of exchange between those currencies and the U.S. dollar change. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
•	Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. The fund may also have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. The fund's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.
•	Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
•	Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline.
•	Expenses – Your actual costs of investing in the fund may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
•	Focused Investing – To the extent the fund invests in one or more countries, regions, sectors or industries, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries or issuers. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
•	Foreign Securities – Investing in foreign securities is generally riskier than investing in U.S. securities. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation and accounting standards also may affect the value of these securities.

•	Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to larger price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
•	Investment Companies – To the extent that an underlying fund invests in other investment companies, such as exchange-traded funds, it is subject to the risks of these investment companies and bears its pro rata share of the investment companies’ expenses.
•	Liquidity – Some securities held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.
•	Manager – The sub-adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the sub-adviser in this process may not produce the desired results. This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
•	Market – The market prices of the fund's securities may go down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.
•	Portfolio Selection – The value of your investment may decrease if the sub-adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates is incorrect.
•	Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
•	Small Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. Small capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups. The prices of securities of small capitalization companies generally are more volatile than those of larger capitalization companies and are more likely to be adversely affected than larger capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
•	Warrants and Rights – Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company, and cease to have value if not exercised prior to the expiration date.

Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance. Absent any limitation of the fund’s expenses, total returns would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class I2

	Quarter Ended	Return
Best Quarter:	06/30/2009	31.88%
Worst Quarter:	09/30/2011	-22.07%

Average Annual Total Returns (periods ended December 31, 2011)

	1 Year	Since Inception	Inception Date
Class I2			03/01/2008
Return before taxes	-17.02%	-3.42%
Return after taxes on distributions	-19.19%	-4.23%
Return after taxes on distributions and sale of fund shares	-8.67%	-2.96%
S&P SmallCap EuroPacific Index (reflects no deduction for fees, expenses or taxes)	-14.38%	-4.86%

The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

Management:

Investment Adviser:	Sub-Adviser:
Transamerica Asset Management, Inc.	Schroder Investment Management North America Inc.
Sub-Sub-Adviser:
Schroder Investment Management North America Limited
Portfolio Manager:
Matthew Dobbs, Portfolio Manager since 2008

Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment in certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (NAV) after receipt of your request in good order.

Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica International Value (formerly, Transamerica Hansberger International

Value)

Investment Objective: Seeks long-term growth of capital.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.86%
Distribution and service (12b-1) fees	None
Other expenses	0.13%
Total annual fund operating expenses	0.99%

Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$ 101	$ 315	$ 547	$ 1,213

Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 146% of the average value of its portfolio.

Principal Investment Strategies: The fund’s sub-adviser, Hansberger Global Investors, Inc. (the “sub-adviser”), seeks to achieve the fund’s investment objective by investing primarily in a diversified portfolio of stocks (including common stock, preferred stock and convertible securities) and debt obligations of companies and governments domiciled outside the U.S. which the sub-adviser believes are undervalued. Under normal market conditions, the fund will invest at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in issuers located in at least three countries other than the U.S. In selecting investments for the fund, the sub-adviser, by engaging in its own research and by reviewing research obtained through outside sources, seeks to identify securities of companies that have a market value which it believes is less than the company’s intrinsic value based on its long-term potential. The sub-adviser’s portfolio investment decisions rely heavily on a fundamental analysis of securities with a long-term investment perspective. The sub-adviser will also consider other factors in making portfolio investment decisions, including country and political risks and economic and market conditions.

The sub-adviser seeks to broaden the scope and increase the effectiveness of this fundamental analysis by searching for undervalued securities in many countries around the world. The sub-adviser generally sells a security if the price target is met, the company’s fundamentals change or if the sub-adviser believes a better investment opportunity exists.

The fund may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. There is no assurance the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. You may lose money if you invest in this fund.

•	Active Trading – The fund is actively managed and may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would be subject to tax at ordinary income tax rates upon distribution.
•	Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the fund will be subject to the credit risk of the depository institution holding the cash, it will not earn income on the cash and the fund’s yield will go down. To the extent that the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.
•	Convertible Securities – Convertible securities share investment characteristics of both fixed income and equity securities. However, the value of these securities tends to vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also tends to exhibit greater volatility than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
•	Credit – If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the credit quality or value of any underlying assets declines, the value of your investment will decline. Junk bonds have a higher risk of default or are already in default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
•	Currency – The value of the fund’s securities denominated in foreign currencies fluctuates as the rates of exchange between those currencies and the U.S. dollar change. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
•	Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
•	Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline.
•	Expenses – Your actual costs of investing in the fund may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
•	Extension – If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.
•	Focused Investing – To the extent the fund invests in one or more countries, regions, sectors or industries, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries or issuers. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
•	Foreign Securities – Investing in foreign securities is generally riskier than investing in U.S. securities. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation and accounting standards also may affect the value of these securities.

•	Interest Rate – Interest rates may go up, causing the value of the fund’s investments to decline. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
•	Liquidity – Some securities held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.
•	Manager – The sub-adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the sub-adviser in this process may not produce the desired results. This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
•	Market – The market prices of the fund's securities may go down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.
•	Portfolio Selection – The value of your investment may decrease if the sub-adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates is incorrect.
•	Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
•	Prepayment or Call – Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The fund also may lose any premium it paid on the security.
•	Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
•	Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.
•	Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance. Absent any limitation of the fund’s expenses, total returns would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Prior to December 15, 2010, the fund was named Transamerica AllianceBernstein International Value, had a different sub-adviser, a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to a previous sub-adviser.

Annual Total Returns (calendar years ended December 31) - Class I2

	Quarter Ended	Return
Best Quarter:	06/30/2009	25.66%
Worst Quarter:	09/30/2011	-24.91%

Average Annual Total Returns (periods ended December 31, 2011)

	1 Year	5 Years	Since Inception	Inception Date
Class I2				12/06/2005
Return before taxes	-18.80%	-9.51%	-3.60%
Return after taxes on distributions	-19.35%	-10.20%	-4.33%
Return after taxes on distributions and sale of fund shares	-11.74%	-7.77%	-2.99%
Morgan Stanley Capital International All Country World Index ex-U.S. (reflects no deduction for fees, expenses or taxes)	-13.33%	-2.48%	2.28%

The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

Management:

Investment Adviser:	Sub-Adviser:
Transamerica Asset Management, Inc.	Hansberger Global Investors, Inc.
Portfolio Managers:
Ronald W. Holt, CFA, Portfolio Manager since 2010
Moira McLachlan, CFA, Portfolio Manager since 2010
Lauretta (Retz) Reeves, CFA, Portfolio Manager since 2010

Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment in certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (NAV) after receipt of your request in good order.

Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica International Value Opportunities (formerly, Transamerica Thornburg

International Value)

Investment Objective: Seeks to provide long-term capital appreciation. The secondary goal is to seek current income.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.99%
Distribution and service (12b-1) fees	None
Other expenses	0.09%
Total annual fund operating expenses	1.08%

Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$ 110	$ 343	$ 595	$ 1,317

Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 28% of the average value of its portfolio.

Principal Investment Strategies: The fund invests, under normal circumstances, at least 75% of its assets in foreign securities or depository receipts of foreign securities of issuers that are located in a number of countries throughout the world. The fund may invest in emerging markets.

The fund’s sub-adviser, Thornburg Investment Management, Inc. (the “sub-adviser”), intends to invest on an opportunistic basis, where it believes there is intrinsic value. The fund may invest in companies of any size, but invests primarily in the large and middle range of public company market capitalizations (i.e., companies with market capitalizations of $2 billion or more at the time of purchase). The fund may also invest in partnership interests.

The fund may use forward currency contracts to hedge against a decline in the value of existing investments, denominated in foreign currency. The fund may purchase debt obligations of any maturity and of any quality.

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. There is no assurance the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. You may lose money if you invest in this fund.

•	Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the fund will be subject to the credit risk of the depository institution holding the cash, it will not earn income on the cash and the fund’s yield will go down. To the extent that the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.
•	Currency – The value of the fund’s securities denominated in foreign currencies fluctuates as the rates of exchange between those currencies and the U.S. dollar change. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
•	Currency Hedging – The fund may hedge its currency risk using currency futures, forwards or options. However, these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging instrument.
•	Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. The fund may also have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. The fund's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.
•	Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
•	Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline.
•	Expenses – Your actual costs of investing in the fund may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
•	Fixed-Income Securities – The market prices of fixed-income securities may fall due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the market value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
•	Foreign Securities – Investing in foreign securities is generally riskier than investing in U.S. securities. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation and accounting standards also may affect the value of these securities.
•	High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk bonds,” are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.
•	Manager – The sub-adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the sub-adviser in this process may not produce the desired results. This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

•	Market – The market prices of the fund's securities may go down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.
•	Portfolio Selection – The value of your investment may decrease if the sub-adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates is incorrect.
•	Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
•	Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance. Absent any limitation of the fund’s expenses, total returns would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class I2

	Quarter Ended	Return
Best Quarter:	06/30/2009	22.40%
Worst Quarter:	09/30/2011	-23.00%

Average Annual Total Returns (periods ended December 31, 2011)

	1 Year	Since Inception	Inception Date
Class I2			09/15/2008
Return before taxes	-14.40%	-0.05%
Return after taxes on distributions	-16.68%	-1.00%
Return after taxes on distributions and sale of fund shares	-6.44%	-0.07%
Morgan Stanley Capital International All Country World Index ex-U.S. (reflects no deduction for fees, expenses or taxes)	-13.33%	0.15%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

Management:

Investment Adviser:	Sub-Adviser:
Transamerica Asset Management, Inc.	Thornburg Investment Management, Inc.
Portfolio Managers:
William V. Fries, CFA, Co-Portfolio Manager since 2008
Wendy Trevisani, Co-Portfolio Manager since 2008
Lei Wang, Co-Portfolio Manager since 2008

Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment in certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (NAV) after receipt of your request in good order.

Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Large Cap Value (formerly, Transamerica BlackRock Large Cap Value)

Investment Objective: Seeks long-term capital growth.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.78%
Distribution and service (12b-1) fees	None
Other expenses	0.06%
Total annual fund operating expenses	0.84%

Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$ 86	$ 268	$ 466	$ 1,037

Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 100% of the average value of its portfolio.

Principal Investment Strategies: Under normal circumstances, the fund’s sub-adviser, BlackRock Investment Management, LLC (the “sub-adviser”), invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities, primarily common stock, of large cap companies. The fund considers a large cap company to be one which, at the time of purchase, has a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Value Index1. As of December 31, 2011, the lowest market capitalization in this group was approximately $1.6 billion. The market capitalizations of companies in the index change with market conditions and the composition of the index. The fund emphasizes value-oriented investments.

The fund may invest in foreign securities that are represented by American Depositary Receipts. The fund may invest in convertible securities, preferred stocks, illiquid securities, and U.S. government debt securities.

The fund may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.

1 Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. There is no assurance the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. You may lose money if you invest in this fund.

•	Active Trading – The fund is actively managed and may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would be subject to tax at ordinary income tax rates upon distribution.

•	Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the fund will be subject to the credit risk of the depository institution holding the cash, it will not earn income on the cash and the fund’s yield will go down. To the extent that the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.
•	Convertible Securities – Convertible securities share investment characteristics of both fixed income and equity securities. However, the value of these securities tends to vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also tends to exhibit greater volatility than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
•	Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline.
•	Expenses – Your actual costs of investing in the fund may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
•	Fixed-Income Securities – The market prices of fixed-income securities may fall due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the market value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
•	Foreign Securities – Investing in foreign securities is generally riskier than investing in U.S. securities. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation and accounting standards also may affect the value of these securities.
•	Liquidity – Some securities held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.
•	Manager – The sub-adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the sub-adviser in this process may not produce the desired results. This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
•	Market – The market prices of the fund's securities may go down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

•	Portfolio Selection – The value of your investment may decrease if the sub-adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates is incorrect.
•	Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
•	U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies. Although the U.S. government has provided financial support to the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac) in the past, there can be no assurance that it will support these or other government sponsored entities in the future.
•	Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance. Absent any limitation of the fund’s expenses, total returns would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class I2

	Quarter Ended	Return
Best Quarter:	09/30/2009	14.53%
Worst Quarter:	12/31/2008	-20.04%

Average Annual Total Returns (periods ended December 31, 2011)

	1 Year	5 Years	Since Inception	Inception Date
Class I2				11/15/2005
Return before taxes	1.82%	-3.82%	-0.06%
Return after taxes on distributions	1.61%	-4.17%	-0.45%
Return after taxes on distributions and sale of fund shares	1.44%	-3.18%	-0.01%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	0.39%	-2.64%	1.50%

The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

Management:

Investment Adviser:	Sub-Adviser:
Transamerica Asset Management, Inc.	BlackRock Investment Management, LLC
Portfolio Managers:
Robert Doll, CFA, Portfolio Manager since 2006
Daniel Hanson, CFA, Portfolio Manager since 2008
Peter Stournaras, CFA, Portfolio Manager since 2010

Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment in certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (NAV) after receipt of your request in good order.

Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Long/Short Strategy (formerly, Transamerica JPMorgan Long/Short

Strategy)

Investment Objective: Seeks long-term capital appreciation.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.30%
Distribution and service (12b-1) fees	None
Other expenses	2.27%
Dividend and interest expense on securities sold short[a]	2.17%
Other expenses	0.10%
Total annual fund operating expenses[b]	3.57%
[a]	Dividend expense on securities sold short refers to paying the value of dividends to the securities' lenders. Interest expense on securities sold short arises from the use of short sale proceeds to invest more than 100% of the fund's net assets in long positions.
[b]	Annual fund operating expenses have been restated to reflect a reduction in advisory fees.

Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$ 360	$ 1,094	$ 1,850	$ 3,836

Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 411% of the average value of its portfolio.

Principal Investment Strategies: The fund’s sub-adviser, J.P. Morgan Investment Management Inc. (the “sub-adviser”), employs a long-short equity strategy by investing the fund’s assets in long and short positions in equity securities selected from a universe of mid- to large capitalization stocks. The equity securities will have market characteristics and capitalizations similar to those included in the Russell 1000® Index1 and/or the Standard & Poor’s 500® Index at the time of purchase. In implementing its strategy, the fund invests primarily in common stocks, real estate investment trusts (REITs) and depositary receipts.

The fund purchases securities that the sub-adviser believes are undervalued and sells short securities that the sub-adviser believes are overvalued. The fund’s net equity market exposure will typically range from approximately 20% to 40%; however, in response to market conditions, the fund may adjust its equity market exposure. Under normal market conditions, the fund’s net long equity market exposure will not exceed 60% and its net short equity market exposure will not exceed 20%. Further, the fund’s gross equity market exposure is limited to 200%. The fund may hold a substantial portion of its total assets in cash when it holds significant short positions. By taking both long and short positions, the fund seeks to provide some protection in down markets when compared to a fund that takes only long positions.

Selling stocks short allows the fund to more fully exploit insights into stocks that the fund’s sub-adviser expects to underperform. Short sales involve the sale of a security which the fund does not own in hopes of purchasing the same security at a later date at a lower price. To make delivery to the buyer, the fund must borrow the security, and the fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the fund.

On behalf of the fund, the sub-adviser buys and sells, as well as shorts and covers shorts in, equity securities and derivatives on those securities according to its own policies, using the research and valuation rankings as a basis for its decisions. In general, the sub-adviser buys and covers shorts in equity securities that are identified as undervalued and considers selling or shorting them when they appear overvalued.

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market securities. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.

1 Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. There is no assurance the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. You may lose money if you invest in this fund.

•	Active Trading – The fund is actively managed and may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would be subject to tax at ordinary income tax rates upon distribution.
•	Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the fund will be subject to the credit risk of the depository institution holding the cash, it will not earn income on the cash and the fund’s yield will go down. To the extent that the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.
•	Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. The fund may also have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. The fund's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.
•	Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline.
•	Expenses – Your actual costs of investing in the fund may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
•	Foreign Securities – Investing in foreign securities is generally riskier than investing in U.S. securities. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation and accounting standards also may affect the value of these securities.
•	Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to larger price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

•	Interest Rate – Interest rates may go up, causing the value of the fund’s investments to decline. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
•	Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments that have a leveraging effect on the fund. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund also may have to sell assets at inopportune times to satisfy its obligations.
•	Liquidity – Some securities held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.
•	Manager – The sub-adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the sub-adviser in this process may not produce the desired results.
•	Market – The market prices of the fund's securities may go down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.
•	Real Estate Securities – Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in operating expenses, property taxes or interest rates.
•	REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. REITs are subject to a number of highly technical tax-related rules and requirements; and the failure to qualify as a REIT could result in corporate-level taxation, significantly reducing the return on an investment to the fund.
•	Short Sales – A short sale may be effected by selling a security that the fund does not own. If the price of the security sold short increases, the fund would incur a loss; conversely, if the price declines, the fund will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The fund may also pay transaction costs and borrowing fees in connection with short sales.
•	Structured Instruments – The fund may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued. Structured instruments may behave in ways not anticipated by the fund, or they may not receive tax, accounting or regulatory treatment anticipated by the fund.
•	Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.

Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices. Absent any limitation of the fund’s expenses, total returns would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Prior to January 6, 2011, the fund was named Transamerica BNY Mellon Market Neutral Strategy, had a different sub-adviser and used different investment strategies. The performance set forth prior to that date is attributable to a previous sub-adviser.

Annual Total Returns (calendar years ended December 31) - Class I2

	Quarter Ended	Return
Best Quarter:	06/30/2008	2.98%
Worst Quarter:	09/30/2011	-6.44%

Average Annual Total Returns (periods ended December 31, 2011)

	1 Year	Since Inception	Inception Date
Class I2			01/03/2007
Return before taxes	-7.68%	-4.04%
Return after taxes on distributions	-7.68%	-4.47%
Return after taxes on distributions and sale of fund shares	-4.99%	-3.58%
Bank of America Merrill Lynch 3-Month Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	0.10%	1.48%
Standard & Poor's 500® Index (reflects no deduction for fees, expenses or taxes)	2.11%	-0.23%

The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

Management:

Investment Adviser:	Sub-Adviser:
Transamerica Asset Management, Inc.	J.P. Morgan Investment Management Inc.
Portfolio Manager:
Terance Chen, CFA, Portfolio Manager since 2011

Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment in certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (NAV) after receipt of your request in good order.

Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Managed Futures Strategy (formerly, Transamerica AQR Managed Futures

Strategy)

Investment Objective: Seeks to generate positive absolute returns.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.10%
Distribution and service (12b-1) fees	None
Other expenses	0.21%
Acquired fund fees and expenses[a]	0.39%
Total annual fund operating expenses[b]	1.70%
Fee waiver and/or expense reimbursement	0.25%
Total annual fund operating expenses after fee waiver and/or expense reimbursement[b]	1.45%
[a]	Acquired fund fees and expenses reflect the expenses (including the management fee) borne by the fund as the sole shareholder of the Subsidiary (as defined below). The Subsidiary has entered into a separate contract with the fund’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), for the management of the Subsidiary portfolio pursuant to which the Subsidiary pays TAM a fee that is the same, as a percentage of net assets, as the management fee of the fund. TAM has contractually agreed to waive a portion of the fund’s management fee in an amount equal to the management fee paid to TAM by the Subsidiary. This management fee waiver, which is reflected in the “fee waiver and/or expense reimbursement” line, may not be discontinued by TAM as long as its contract with the Subsidiary is in place.
[b]	Total annual fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.

Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$ 148	$ 511	$ 900	$ 1,988

Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 0% of the average value of its portfolio.

Instruments with remaining maturities of one year or less are excluded from the portfolio turnover rate.

Principal Investment Strategies: Under normal circumstances, the fund’s sub-adviser, AQR Capital Management, LLC (the “sub-adviser”), invests the fund’s assets primarily in a portfolio of futures contracts and futures-related instruments. The fund’s universe of investments currently includes more than 100 global developed and emerging market exchange-traded futures, futures-related instruments and forward contracts across four major asset classes (commodities, currencies, fixed-income and equities); however, this universe of investments is subject to change under varying market conditions and as these instruments evolve over time.

Generally, the fund invests in futures contracts and futures-related instruments including, but not limited to, global developed and emerging market equity index futures, global developed and emerging market currency forwards, commodity futures, swaps on commodity futures, global developed fixed-income futures, bond futures and swaps on bond futures (collectively, the “Instruments”), either by investing directly in those Instruments, or indirectly by investing up to 25% of its total assets in a wholly-owned subsidiary of the fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”) that invests in those Instruments. There are no geographic limits on the market exposure of the fund’s assets. This flexibility allows the sub-adviser to look for investments or gain exposure to asset classes and markets around the world, including emerging markets, that it believes will enhance the fund’s ability to meet its objective.

The Subsidiary has the same investment objective as the fund and is advised by Transamerica Asset Management, Inc. and sub-advised by the sub-adviser. The Subsidiary, unlike the fund, may invest without limitation in commodities and other commodity-linked securities and derivative instruments, such as swaps and futures that provide exposure to the performance of the commodities markets. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is not subject to the investor protections of the 1940 Act. In addition, the Subsidiary may also invest in financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions.

The fund’s return is expected to be derived principally from changes in the value of securities and its portfolio is expected to consist principally of securities.

The sub-adviser uses proprietary quantitative models to identify price trends in equity, fixed-income, currency and commodity Instruments. Once a trend is determined, the fund will take either a long or short position in the given Instrument. When taking a “long” position, the fund purchases an instrument outright; when taking a “short” position, the fund sells an instrument that it does not own and must borrow to meet its settlement obligations. A “long” position will benefit from an increase in price of the underlying Instrument, while a “short” position will benefit from a decrease in price of the underlying Instrument. The size of the position taken will relate to the sub-adviser’s confidence in the trend continuing as well as the sub-adviser’s estimate of the Instrument’s risk. The sub-adviser generally expects that the fund will have exposure in long and short positions across all four major asset classes (commodities, currencies, fixed income and equities), but at any one time the fund may emphasize one or two of the asset classes or a limited number of exposures within an asset class.

Futures and forward contracts are contractual agreements to buy or sell a particular currency, commodity or financial instrument at a pre-determined price in the future. The fund’s use of futures contracts, forward contracts, swaps and certain other Instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an Instrument and results in increased volatility, which means the fund will have the potential for greater gains, as well as the potential for greater losses, than if the fund does not use Instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the fund’s exposure to an asset class and may cause the fund’s NAV to be volatile. For example, if the sub-adviser seeks to gain enhanced exposure to a specific asset class through an Instrument providing leveraged exposure to the class and that Instrument increases in value, the gain to the fund will be magnified; however, if that investment decreases in value, the loss to the fund will be magnified. A decline in the fund’s assets due to losses magnified by the Instruments providing leveraged exposure may require the fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the fund’s use of Instruments providing enhanced exposure will enable the fund to achieve its investment objective.

The sub-adviser expects the fund’s NAV over short-term periods to be volatile because of the significant use of Instruments that have a leveraging effect. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations over time. Rapid and dramatic price swings will result in high volatility. The fund’s returns are expected to be volatile; however, the sub-adviser, on average, will target an annualized volatility level for the fund of 10%. The sub-adviser expects that the fund’s targeted annualized forecasted volatility will typically range between 5% and 13%; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions. Actual or realized volatility can and will differ from the forecasted or target volatility described above.

As a result of the fund’s strategy, the fund may have highly leveraged exposure to one or more asset classes at times. The 1940 Act and the rules and interpretations thereunder impose certain limitations on the fund’s ability to use leverage; however, the fund is not subject to any additional limitations on its net long and short exposures. For example, the fund could hold instruments that provide five times the net return of a broad or narrow-based securities index. When taking into account derivative instruments and instruments with a maturity of one year or less at the time of acquisition, the fund’s strategy will result in frequent portfolio trading and high portfolio turnover (typically greater than 300%).

The fund may invest a significant portion of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments to serve as collateral for the positions the fund takes, to earn income, and for cash management purposes. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.

This fund is non-diversified.

Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. There is no assurance the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. You may lose money if you invest in this fund.

•	Active Trading – The fund is actively managed and may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would be subject to tax at ordinary income tax rates upon distribution.
•	Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the fund will be subject to the credit risk of the depository institution holding the cash, it will not earn income on the cash and the fund’s yield will go down. To the extent that the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.
•	Commodities – To the extent the fund invests in commodities or instruments whose performance is linked to the price of an underlying commodity or commodity index, the fund will be subject to the risks of investing in commodities, including regulatory, economic and political developments, weather events and natural disasters and market disruptions. The fund's investment exposure to the commodities markets may subject the fund to greater volatility than investments in more traditional securities, such as stocks and bonds. Commodities and commodity-linked investments may be less liquid than other investments. Commodity-linked investments are subject to the credit risks associated with the issuer, and their values may decline substantially if the issuer's creditworthiness deteriorates.
•	Credit – If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the credit quality or value of any underlying assets declines, the value of your investment will decline. Junk bonds have a higher risk of default or are already in default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
•	Currency – The value of the fund’s securities denominated in foreign currencies fluctuates as the rates of exchange between those currencies and the U.S. dollar change. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
•	Currency Hedging – The fund may hedge its currency risk using currency futures, forwards or options. However, these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging instrument.
•	Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. The fund may also have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. The fund's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.
•	Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
•	Expenses – Your actual costs of investing in the fund may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

•	Foreign Securities – Investing in foreign securities is generally riskier than investing in U.S. securities. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation and accounting standards also may affect the value of these securities.
•	Interest Rate – Interest rates may go up, causing the value of the fund’s investments to decline. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
•	Investment Companies – To the extent that an underlying fund invests in other investment companies, such as exchange-traded funds, it is subject to the risks of these investment companies and bears its pro rata share of the investment companies’ expenses.
•	Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments that have a leveraging effect on the fund. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund also may have to sell assets at inopportune times to satisfy its obligations.
•	Liquidity – Some securities held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.
•	Manager – The sub-adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the sub-adviser in this process may not produce the desired results. This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
•	Market – The market prices of the fund's securities may go down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.
•	Non-Diversification – The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in fewer issuers, the fund will be more susceptible to negative events affecting those issuers.
•	Portfolio Selection – The value of your investment may decrease if the sub-adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates is incorrect.
•	Short Sales – A short sale may be effected by selling a security that the fund does not own. If the price of the security sold short increases, the fund would incur a loss; conversely, if the price declines, the fund will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The fund may also pay transaction costs and borrowing fees in connection with short sales.
•	Small Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. Small capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups. The prices of securities of small capitalization companies generally are more volatile than those of larger capitalization companies and are more likely to be adversely affected than larger capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.

•	Structured Instruments – The fund may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued. Structured instruments may behave in ways not anticipated by the fund, or they may not receive tax, accounting or regulatory treatment anticipated by the fund.
•	Subsidiary – By investing in the Subsidiary, the fund will be indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments that will be held by the Subsidiary are generally similar to those that are permitted to be held by the fund and will be subject to the same risks that apply to similar investments if held directly by the fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act, and, unless otherwise noted in this prospectus, is not subject to the investor protections of the Investment Company Act. The fund relies on a private letter ruling from the Internal Revenue Service (the “IRS”) with respect to the investment in the Subsidiary. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the fund.
•	Tax – The fund may seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in the Subsidiary. The tax treatment of commodity-linked notes, other commodity-linked derivatives and the fund’s investments in the Subsidiary may be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS that could, among other things, affect the character, timing and/or amount of the fund’s taxable income or gains and of distributions made by the fund.
•	U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies. Although the U.S. government has provided financial support to the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac) in the past, there can be no assurance that it will support these or other government sponsored entities in the future.
•	Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.

Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance. Absent any limitation of the fund’s expenses, total returns would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class I2

	Quarter Ended	Return
Best Quarter:	09/30/2011	-0.10%
Worst Quarter:	12/31/2011	-2.66%

Average Annual Total Returns (periods ended December 31, 2011)

	1 Year	Since Inception	Inception Date
Class I2			09/30/2010
Return before taxes	-6.47%	-2.32%
Return after taxes on distributions	-6.49%	-2.74%
Return after taxes on distributions and sale of fund shares	-4.20%	-2.17%
Citigroup 3-Month Treasury Bill + 7% Wrap Index (reflects no deduction for fees, expenses or taxes)	7.31%	7.31%

The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

Management:

Investment Adviser:	Sub-Adviser:
Transamerica Asset Management, Inc.	AQR Capital Management, LLC
Portfolio Managers:
Clifford S. Asness, Portfolio Manager since 2010
John M. Liew, Portfolio Manager since 2010
Brian K. Hurst, Portfolio Manager since 2010
Yao Hua Ooi, Portfolio Manager since 2010

Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment in certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (NAV) after receipt of your request in good order.

Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Mid Cap Value (formerly, Transamerica JPMorgan Mid Cap Value)

Investment Objective: Seeks growth from capital appreciation.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.83%
Distribution and service (12b-1) fees	None
Other expenses	0.07%
Total annual fund operating expenses	0.90%

Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$ 92	$ 287	$ 498	$ 1,108

Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 39% of the average value of its portfolio.

Principal Investment Strategies: The fund’s sub-adviser, J.P. Morgan Investment Management Inc. (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the sub-adviser believes to be undervalued. The fund will normally only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The fund may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities, which may take the form of depositary receipts. The fund may also invest up to 15% of its net assets in real estate investment trusts (“REITs”). Maximum weightings in any sector are double that of the benchmark or 25%, whichever is greater.

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments without limit. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. There is no assurance the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. You may lose money if you invest in this fund.

•	Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the fund will be subject to the credit risk of the depository institution holding the cash, it will not earn income on the cash and the fund’s yield will go down. To the extent that the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.

•	Convertible Securities – Convertible securities share investment characteristics of both fixed income and equity securities. However, the value of these securities tends to vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also tends to exhibit greater volatility than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
•	Currency – The value of the fund’s securities denominated in foreign currencies fluctuates as the rates of exchange between those currencies and the U.S. dollar change. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
•	Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. The fund may also have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. The fund's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.
•	Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline.
•	Expenses – Your actual costs of investing in the fund may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
•	Foreign Securities – Investing in foreign securities is generally riskier than investing in U.S. securities. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation and accounting standards also may affect the value of these securities.
•	Manager – The sub-adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the sub-adviser in this process may not produce the desired results. This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
•	Market – The market prices of the fund's securities may go down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.
•	Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of medium capitalization companies. Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of medium capitalization companies generally are more volatile and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
•	Portfolio Selection – The value of your investment may decrease if the sub-adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates is incorrect.
•	Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
•	REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. REITs are subject to a number of highly technical tax-related rules and requirements; and the failure to qualify as a REIT could result in corporate-level taxation, significantly reducing the return on an investment to the fund.
•	Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance. Absent any limitation of the fund’s expenses, total returns would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class I2

	Quarter Ended	Return
Best Quarter:	09/30/2009	18.16%
Worst Quarter:	12/31/2008	-21.96%

Average Annual Total Returns (periods ended December 31, 2011)

	1 Year	5 Years	Since Inception	Inception Date
Class I2				11/15/2005
Return before taxes	2.35%	1.86%	4.69%
Return after taxes on distributions	2.18%	1.46%	4.13%
Return after taxes on distributions and sale of fund shares	1.75%	1.54%	3.92%
Russell Midcap® Value Index (reflects no deduction for fees, expenses or taxes)	-1.38%	0.04%	3.60%

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

Management:

Investment Adviser:	Sub-Adviser:
Transamerica Asset Management, Inc.	J.P. Morgan Investment Management Inc.
Portfolio Managers:
Gloria Fu, CFA, Portfolio Manager since 2006
Lawrence Playford, CFA, Portfolio Manager since 2004
Jonathan K. L. Simon, Portfolio Manager since 2004

Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment in certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (NAV) after receipt of your request in good order.

Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Money Market (formerly, Transamerica AEGON Money Market)

Investment Objective: Seeks maximum current income from money market securities consistent with liquidity and preservation of principal.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.40%
Distribution and service (12b-1) fees	None
Other expenses	0.15%
Total annual fund operating expenses	0.55%
Fee waiver and/or expense reimbursement[a]	0.07%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.48%
[a]	Contractual arrangements have been made with the fund’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2013, to waive fees and/or reimburse fund expenses to the extent that the fund’s total operating expenses exceed 0.48%, excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. TAM is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized fund operating expenses are less than the cap.

Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$ 49	$ 169	$ 300	$ 683

Principal Investment Strategies: The fund’s sub-adviser, AEGON USA Investment Management, LLC (the “sub-adviser”), invests the fund’s assets in the following high quality, short-term U.S. dollar-denominated money market instruments:

•	short-term corporate obligations, including commercial paper, notes and bonds
•	obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities
•	obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks
•	repurchase agreements involving any of the securities mentioned above

Bank obligations purchased for the fund are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the fund are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the fund must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations.

As a money market fund, the fund tries to maintain a share price of $1.00, and must follow strict rules as to the credit quality, diversification, liquidity and maturity of its investments. Each security, at the time of purchase by the fund, has been determined by the sub-adviser to present minimal credit risk. Where required by these rules, the fund’s sub-adviser or Board will decide whether the security should be held or sold in the event of credit downgrades or certain other events occurring after purchase.

Principal Risks: An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

In addition, you should be aware that there have been a very small number of money market funds in other fund complexes that, in the past, have failed to pay investors $1.00 per share for their investment in those funds (this is referred to as “breaking the buck”), and any money market fund may do so in the future. You should also be aware that TAM and its affiliates are under no obligation to provide financial support to the fund or take other measures to ensure that you receive $1.00 per share for your investment in the fund. You should not invest in the fund with the expectation that any such action will be taken.

There is no assurance that the fund will meet its investment objective. The fund could underperform short-term debt instruments or other money market funds, or you could lose money, as a result of risks (in alphabetical order) such as:

•	Bank Obligations – To the extent the fund invests in U.S. bank obligations, the fund will be more susceptible to adverse events affecting the U.S. banking industry. Banks are sensitive to changes in money market and general economic conditions. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability.
•	Credit – An issuer or obligor of a security held by the fund or a counterparty to a financial contract with the fund may default or its credit may be downgraded, or the value of assets underlying a security may decline.
•	Expenses – Your actual costs of investing in the fund may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
•	Foreign Securities – Investing in foreign securities is generally riskier than investing in U.S. securities. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation and accounting standards also may affect the value of these securities.
•	Interest Rate – The interest rates on short-term obligations held in the fund will vary, rising or falling with short-term interest rates generally. The fund's yield will tend to lag behind general changes in interest rates. The ability of the fund's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.
•	Liquidity – Some securities held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.
•	Manager – The sub-adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the sub-adviser in this process may not produce the desired results.
•	Market – There may be changes in interest rates, lack of liquidity or other disruptions in the bond markets or other adverse market events and conditions. The financial crisis that began in 2008 has had a significant adverse effect on the financial markets. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support the financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.
•	Portfolio Selection – The sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates, may be incorrect.
•	Redemption – The fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets, and that could affect the fund’s ability to maintain a $1.00 share price. Redemption risk is greater to the extent that the fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. The redemption by one or more large shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund. In addition, the fund may suspend redemptions when permitted by applicable regulations.
•	Repurchase Agreements – If the other party to a repurchase agreement defaults on its obligation, the fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the fund could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the fund's ability to dispose of the underlying securities may be restricted.

•	U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies. Although the U.S. government has provided financial support to the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac) in the past, there can be no assurance that it will support these or other government sponsored entities in the future.
•	Yield – The amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the fund’s expenses could absorb all or a significant portion of the fund’s income. If interest rates increase, the fund’s yield may not increase proportionately. For example, TAM or its affiliates may discontinue any temporary voluntary fee limitation or recoup amounts previously waived or reimbursed. In addition, the recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on yields.

Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows the fund’s average annual total returns for different periods. Absent any limitation of the fund’s expenses, total returns would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class I2

7-DAY YIELD

(as of December 31, 2011)

Class I2 = 0.02%

	Quarter Ended	Return
Best Quarter:	09/30/2007	1.24%
Worst Quarter:	09/30/2009	0.00%

Average Annual Total Returns (periods ended December 31, 2011)

	1 Year	5 Years	Since Inception	Inception Date
Class I2				11/15/2005
Return before taxes	0.02%	1.46%	2.02%

Actual returns may depend on the investor’s individual tax situation and may differ from those shown.

Call customer service (1-888-233-4339) for the current 7-day yield.

Management:

Investment Adviser:	Sub-Adviser:
Transamerica Asset Management, Inc.	AEGON USA Investment Management, LLC

Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment in certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (NAV) after receipt of your request in good order.

Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Multi-Managed Balanced

Investment Objective: Seeks to provide a high total investment return through investments in a broadly diversified portfolio of stocks, bonds and money market instruments.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.75%
Distribution and service (12b-1) fees	None
Other expenses[a]	0.13%
Total annual fund operating expenses[b]	0.88%
[a]	Other expenses are based on estimates for the current fiscal year.
[b]	Annual fund operating expenses have been restated to reflect the termination of a fee waiver in effect during the fiscal year ended October 31, 2011.

Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years
$90	$281

Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 263% of the average value of its portfolio.

Principal Investment Strategies: The fund has two sub-advisers. J.P. Morgan Investment Management Inc. (the “equity sub-adviser”) manages the equity component of the fund and BlackRock Financial Management, Inc. (the “fixed-income sub-adviser”) manages the fixed-income component of the fund.

The fund varies the percentage of assets invested in any one type of security in accordance with its sub-advisers’ interpretation of economic and market conditions, fiscal and monetary policy, and underlying securities values. Generally, the fund invests approximately 60% of its assets in equity securities and 40% of its assets in fixed-income and money market securities (investing at least 25% of its assets in fixed-income senior securities, including debt securities and preferred stocks). The fund’s investment adviser, Transamerica Asset Management, Inc., monitors the allocation of the fund’s assets between the equity sub-adviser and the fixed-income sub-adviser and rebalances the allocation periodically to maintain these approximate allocations.

•	Equity component – The equity sub-adviser seeks to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the equity component’s net assets in equity securities of large- and medium-capitalization U.S. companies. The fund may invest in foreign companies. The equity sub-adviser will normally keep the equity component as fully invested in equity securities as practicable. Industry by industry, the fund’s weightings are generally similar to those of the Standard & Poor’s 500® Index (“S&P 500 Index”). The equity sub-adviser normally does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500 Index.
•	Fixed income component – The fixed income component of the fund is normally invested primarily in investment grade debt securities and U.S. government obligations, mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities and mortgage-backed securities without government guarantees. Its dollar-weighted average effective maturity generally is between five and fifteen years (and does not exceed thirty years). The fund may also invest in U.S. Treasury and agency securities, municipal bonds, corporate bonds, asset-backed securities (including collateralized loan obligations, collateralized bond obligations and collateralized debt obligations), high quality, short-term obligations and repurchase agreements, and in securities of foreign issuers. The fund may invest in securities that are denominated in U.S. dollars and in foreign currencies. Up to 20% of the fixed income component may be invested in any or all of non-dollar securities, high yield debt securities (commonly known as “junk bonds”) and emerging market securities.

The fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate, total return and credit default swaps. These investment strategies may be employed to attempt to alter investment characteristics of the fund’s portfolio (including to attempt to mitigate risk of loss in some fashion, or “hedge”), but they also may be used to generate income.

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market securities. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. There is no assurance the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. You may lose money if you invest in this fund.

•	Active Trading – The fund is actively managed and may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would be subject to tax at ordinary income tax rates upon distribution.
•	Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the fund will be subject to the credit risk of the depository institution holding the cash, it will not earn income on the cash and the fund’s yield will go down. To the extent that the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.
•	Credit – If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the credit quality or value of any underlying assets declines, the value of your investment will decline. Junk bonds have a higher risk of default or are already in default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
•	Currency – The value of the fund’s securities denominated in foreign currencies fluctuates as the rates of exchange between those currencies and the U.S. dollar change. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
•	Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. The fund may also have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. The fund's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.
•	Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
•	Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline.

•	Expenses – Your actual costs of investing in the fund may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
•	Extension – If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.
•	Focused Investing – To the extent the fund invests in one or more countries, regions, sectors or industries, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries or issuers. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
•	Foreign Securities – Investing in foreign securities is generally riskier than investing in U.S. securities. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation and accounting standards also may affect the value of these securities.
•	Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to larger price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
•	High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk bonds,” are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.
•	Interest Rate – Interest rates may go up, causing the value of the fund’s investments to decline. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
•	Liquidity – Some securities held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.
•	Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, the fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan. The fund's investments in loans are also subject to prepayment or call risk.
•	Manager – The sub-adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the sub-adviser in this process may not produce the desired results. This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
•	Market – The market prices of the fund's securities may go down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

•	Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
•	Portfolio Selection – The value of your investment may decrease if the sub-adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates is incorrect.
•	Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
•	Prepayment or Call – Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The fund also may lose any premium it paid on the security.
•	Repurchase Agreements – If the other party to a repurchase agreement defaults on its obligation, the fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the fund could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the fund's ability to dispose of the underlying securities may be restricted.
•	Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
•	U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies. Although the U.S. government has provided financial support to the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac) in the past, there can be no assurance that it will support these or other government sponsored entities in the future.

•	Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.
•	Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges. Absent any limitation of the fund’s expenses, total returns would be lower.

As of the fiscal year ended October 31, 2011, the fund had not issued Class I2 shares. The past performance information shown below is for Class A shares, which are not available through this prospectus. Although Class I2 shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class A shares will vary from Class I2 shares because of the lower expenses paid by Class I2 and because Class I2 shares are not subject to sales charges. Performance information for Class I2 shares will be included after the share class has been in operation for one complete calendar year.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Prior to May 28, 2004, the fund had a different sub-adviser, a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to a previous sub-adviser.

Prior to March 22, 2011, the fund was named Transamerica Balanced, had a different sub-adviser, a different investment objective and used different investment strategies. The performance set forth for the period between May 28, 2004 and March 21, 2011 is attributable to a previous sub-adviser.

Annual Total Returns (calendar years ended December 31) - Class A

	Quarter Ended	Return
Best Quarter:	06/30/2009	13.89%
Worst Quarter:	12/31/2008	-16.46%

Average Annual Total Returns (periods ended December 31, 2011)

	1 Year	5 Years	10 Years	Inception Date
Class A				12/02/1994
Return before taxes	-2.39%	3.15%	4.48%
Return after taxes on distributions	-4.84%	2.02%	3.75%
Return after taxes on distributions and sale of fund shares	0.91%	2.39%	3.64%
Standard & Poor's 500® Index (reflects no deduction for fees, expenses or taxes)	2.11%	-0.25%	2.92%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.84%	6.50%	5.78%

The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

Management:

Investment Adviser:	Sub-Adviser:
Transamerica Asset Management, Inc.	BlackRock Financial Management, Inc.
Portfolio Managers:
Matthew Marra, Portfolio Manager since 2011
Eric Pellicciaro, Portfolio Manager since 2011
Rick Rieder, Portfolio Manager since 2011
Bob Miller, Portfolio Manager since 2011
Sub-Adviser:
J.P. Morgan Investment Management Inc.
Portfolio Managers:
Scott Blasdell, CFA, Portfolio Manager since 2011
Terance Chen, CFA, Portfolio Manager since 2011
Raffaele Zingone, CFA, Portfolio Manager since 2011

Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment in certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (NAV) after receipt of your request in good order. As of the fiscal year ended October 31, 2011, the fund had not issued Class I2 shares.

Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Quality Value (formerly, Transamerica WMC Quality Value)

Investment Objective: Seeks to maximize long-term total return.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.69%
Distribution and service (12b-1) fees	None
Other expenses	0.07%
Total annual fund operating expenses	0.76%

Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$ 78	$ 243	$ 422	$ 942

Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

For the period beginning November 15, 2010 and ending October 31, 2011, the portfolio turnover rate for the fund was 35% of the average value of its portfolio.

Principal Investment Strategies: The fund’s sub-adviser, Wellington Management Company, LLP (the “sub-adviser”), invests the fund’s assets, under normal circumstances, primarily in common stock and depositary receipts. Generally, less than 5% of fund assets will be invested in cash and cash equivalents subject to a maximum of 10% of fund assets. The fund will normally invest at least 90% of its assets in U.S. securities. Generally, the fund invests primarily in companies with market capitalizations greater than $10 billion, but may invest in companies with capitalizations between $2 and $10 billion at the time of purchase. The fund will generally hold 65 to 85 stocks. The largest weightings are given to companies the sub-adviser believes have the most upside return potential relative to downside risk.

The sub-adviser employs a bottom-up stock selection process that utilizes the sub-adviser’s proprietary, fundamental research in an effort to identify undervalued stocks that have the potential for significant longer-term rewards. The fund’s investment philosophy is based on the premise that high-quality companies in out-of-favor industries can generate strong returns on invested capital.

The fund may invest up to 10% of its assets in non-U.S. securities.

The fund may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. There is no assurance the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. You may lose money if you invest in this fund.

•	Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the fund will be subject to the credit risk of the depository institution holding the cash, it will not earn income on the cash and the fund’s yield will go down. To the extent that the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.
•	Depositary Receipts – Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
•	Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline.
•	Expenses – Your actual costs of investing in the fund may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
•	Foreign Securities – Investing in foreign securities is generally riskier than investing in U.S. securities. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation and accounting standards also may affect the value of these securities.
•	Liquidity – Some securities held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.
•	Manager – The sub-adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the sub-adviser in this process may not produce the desired results. This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
•	Market – The market prices of the fund's securities may go down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.
•	Portfolio Selection – The value of your investment may decrease if the sub-adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates is incorrect.
•	Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.
•	Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance. Absent any limitation of the fund’s expenses, total returns would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class I2

	Quarter Ended	Return
Best Quarter:	12/31/2011	12.62%
Worst Quarter:	09/30/2011	-15.85%

Average Annual Total Returns (periods ended December 31, 2011)

	1 Year	Since Inception	Inception Date
Class I2			11/15/2010
Return before taxes	-0.79%	5.64%
Return after taxes on distributions	-1.07%	5.35%
Return after taxes on distributions and sale of fund shares	-0.16%	4.77%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	0.39%	5.47%

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

Management:

Investment Adviser:	Sub-Adviser:
Transamerica Asset Management, Inc.	Wellington Management Company, LLP
Portfolio Managers:
Matthew G. Baker, Portfolio Manager since 2010
Edward P. Bousa, CFA, Portfolio Management and Securities Analysis since 2010

Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment in certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (NAV) after receipt of your request in good order.

Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Real Return TIPS (formerly, Transamerica PIMCO Real Return TIPS)

Investment Objective: Seeks maximum real return consistent with preservation of real capital and prudent investment management.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.66%
Distribution and service (12b-1) fees	None
Other expenses	0.07%
Total annual fund operating expenses	0.73%

Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$ 75	$ 233	$ 406	$ 906

Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 213% of the average value of its portfolio.

Principal Investment Strategies: The fund's sub adviser, Pacific Investment Management Company LLC (the “sub-adviser”), invests, under normal circumstances, at least 80% of the fund's net assets (plus the amount of borrowings, if any, for investment purposes) in Treasury Inflation Protected Securities or “TIPS” of varying maturities. TIPS may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Assets not invested in TIPS may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments by various U.S. and non-U.S. public- or private-sector entities. Inflation-indexed bonds are fixed-income securities that are structured to provide protection against inflation. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. “Real return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. The average duration of the fund normally varies within three years (plus or minus) of the duration of the Barclays Capital U.S. Treasury Inflation Protected Securities Index, as calculated by PIMCO, which as of December 31, 2011, was 7.15 years. Additional inflation protected investments may include inflation-indexed bonds issued by agencies of the U.S. government, government sponsored enterprises, non-U.S. governments, U.S. corporations and foreign companies. Other investments may include mortgage-related securities, including stripped mortgage-related securities; other fixed income securities, including corporate bonds and notes, asset-backed securities, money market instruments; and derivative instruments and forward commitments relating to the above securities.

The sub-adviser invests the fund's assets primarily in investment grade debt securities, but may invest up to 10% of the assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, Fitch, or S&P or, if unrated, determined by the sub-adviser to be of comparable quality. The sub-adviser may invest up to 30% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging markets countries. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the fund's total assets. The fund may also invest up to 10% of its total assets in preferred stocks.

The fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swaps, subject to applicable law and any other restrictions described in the fund's prospectus or SAI. The fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.

This fund is non-diversified.

Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. There is no assurance the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. You may lose money if you invest in this fund.

•	Active Trading – The fund is actively managed and may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would be subject to tax at ordinary income tax rates upon distribution.
•	Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the fund will be subject to the credit risk of the depository institution holding the cash, it will not earn income on the cash and the fund’s yield will go down. To the extent that the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.
•	Credit – If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the credit quality or value of any underlying assets declines, the value of your investment will decline. Junk bonds have a higher risk of default or are already in default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
•	Currency – The value of the fund’s securities denominated in foreign currencies fluctuates as the rates of exchange between those currencies and the U.S. dollar change. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
•	Currency Hedging – The fund may hedge its currency risk using currency futures, forwards or options. However, these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging instrument.
•	Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. The fund may also have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. The fund's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.
•	Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
•	Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline.
•	Expenses – Your actual costs of investing in the fund may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
•	Extension – If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.
•	Foreign Securities – Investing in foreign securities is generally riskier than investing in U.S. securities. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation and accounting standards also may affect the value of these securities.
•	High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk bonds,” are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.
•	Inflation-Protected Securities – Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. Also, the inflation index utilized by a particular inflation-protected security may not accurately reflect the true rate of inflation, in which case the market value of the security could be adversely affected.
•	Interest Rate – Interest rates may go up, causing the value of the fund’s investments to decline. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
•	Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments that have a leveraging effect on the fund. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund also may have to sell assets at inopportune times to satisfy its obligations.
•	Liquidity – Some securities held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.
•	Manager – The sub-adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the sub-adviser in this process may not produce the desired results. This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
•	Market – The market prices of the fund's securities may go down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

•	Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
•	Non-Diversification – The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in fewer issuers, the fund will be more susceptible to negative events affecting those issuers.
•	Portfolio Selection – The value of your investment may decrease if the sub-adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates is incorrect.
•	Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
•	Prepayment or Call – Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The fund also may lose any premium it paid on the security.
•	Repurchase Agreements – If the other party to a repurchase agreement defaults on its obligation, the fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the fund could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the fund's ability to dispose of the underlying securities may be restricted.
•	Rule 144A and Privately Placed Securities – Rule 144A permits certain qualified institutional buyers, such as the fund, to trade in privately placed securities that have not been registered for sale to the public. Rule 144A and other privately placed securities may be deemed illiquid, and the fund might be unable to dispose of such securities promptly or at reasonable prices.
•	Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
•	U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies. Although the U.S. government has provided financial support to the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac) in the past, there can be no assurance that it will support these or other government sponsored entities in the future.
•	Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.

Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance. Absent any limitation of the fund’s expenses, total returns would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class I2

	Quarter Ended	Return
Best Quarter:	03/31/2008	5.65%
Worst Quarter:	09/30/2008	-5.16%

Average Annual Total Returns (periods ended December 31, 2011)

	1 Year	5 Years	Since Inception	Inception Date
Class I2				11/08/2004
Return before taxes	11.51%	8.07%	6.22%
Return after taxes on distributions	8.98%	6.20%	4.43%
Return after taxes on distributions and sale of fund shares	8.03%	5.93%	4.33%
Barclays Capital U.S. Treasury Inflation Protected Securities Index (reflects no deduction for fees, expenses or taxes)	13.56%	7.95%	6.28%

The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

Management:

Investment Adviser:	Sub-Adviser:
Transamerica Asset Management, Inc.	Pacific Investment Management Company LLC
Portfolio Manager:
Mihir Worah, Portfolio Manager since 2008

Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment in certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (NAV) after receipt of your request in good order.

Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Select Equity (formerly, Transamerica ICAP Select Equity)

Investment Objective: Seeks a superior total return.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.80%
Distribution and service (12b-1) fees	None
Other expenses[a]	0.05%
Total annual fund operating expenses	0.85%
[a]	Other expenses are based on estimates for the current fiscal year.

Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years
$ 87	$ 271

Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

For the period beginning August 31, 2011 and ending October 31, 2011, the portfolio turnover rate for the fund was 6% of the average value of its portfolio.

Principal Investment Strategies: The fund’s sub-adviser, Institutional Capital LLC (the “sub-adviser”), invests, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of U.S. large capitalization companies. The sub-adviser defines large capitalization companies as those with a market capitalization of at least $3 billion at the time of purchase. The fund will invest primarily in companies with market capitalizations greater than $3 billion at the time of purchase. Up to 20% of the fund’s assets may be invested in non-U.S. equity securities. The fund will typically hold between 25-30 stocks.

In selecting securities, the sub-adviser focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price and identifying catalysts that it expects will cause the market to recognize these discrepancies. Investments in equity securities may include, among others, dividend-paying securities, common stock, preferred stock, depositary receipts, convertible securities, warrants and rights.

The fund may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. There is no assurance the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. You may lose money if you invest in this fund.

•	Active Trading – The fund is actively managed and may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would be subject to tax at ordinary income tax rates upon distribution.

•	Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the fund will be subject to the credit risk of the depository institution holding the cash, it will not earn income on the cash and the fund’s yield will go down. To the extent that the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.
•	Convertible Securities – Convertible securities share investment characteristics of both fixed income and equity securities. However, the value of these securities tends to vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also tends to exhibit greater volatility than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
•	Currency – The value of the fund’s securities denominated in foreign currencies fluctuates as the rates of exchange between those currencies and the U.S. dollar change. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
•	Expenses – Your actual costs of investing in the fund may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
•	Focused Investing – To the extent the fund invests in one or more countries, regions, sectors or industries, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries or issuers. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
•	Foreign Securities – Investing in foreign securities is generally riskier than investing in U.S. securities. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation and accounting standards also may affect the value of these securities.
•	Market – The market prices of the fund's securities may go down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.
•	Portfolio Selection – The value of your investment may decrease if the sub-adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates is incorrect.
•	Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
•	Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

•	Warrants and Rights – Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company, and cease to have value if not exercised prior to the expiration date.

Performance: No performance is shown for the fund. Performance information will appear in a future version of this prospectus once the fund has a full calendar year of performance information to report to investors.

Management:

Investment Adviser:	Sub-Adviser:
Transamerica Asset Management, Inc.	Institutional Capital LLC
Portfolio Managers:
Jerrold K. Senser, CFA, Portfolio Manager since 2011
Thomas R. Wenzel, CFA, Portfolio Manager since 2011

Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment in certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (NAV) after receipt of your request in good order.

Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Short-Term Bond (formerly, Transamerica AEGON Short-Term Bond)

Investment Objective: Seeks a high level of income consistent with minimal fluctuation in principal value and liquidity.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.47%
Distribution and service (12b-1) fees	None
Other expenses	0.06%
Total annual fund operating expenses	0.53%

Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$ 54	$ 170	$ 296	$ 665

Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 51% of the average value of its portfolio.

Principal Investment Strategies: The fund’s sub-adviser, AEGON USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in fixed-income securities. The fund's portfolio weighted average duration will typically range from 1 to 2.5 years.

Securities in which the fund may invest include:

•	short-term and intermediate-term, investment-grade corporate obligations
•	obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities
•	mortgage-backed securities
•	asset-backed securities

The sub-adviser may also invest in bank obligations, collateralized mortgage obligations, foreign securities and hybrids.

Bank obligations purchased for the fund are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the fund are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign government securities purchased for the fund must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations the sub-adviser buys for the fund are determined by the fund manager to present minimal credit risks.

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. There is no assurance the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. You may lose money if you invest in this fund.

•	Bank Obligations – To the extent the fund invests in U.S. bank obligations, the fund will be more susceptible to adverse events affecting the U.S. banking industry. Banks are sensitive to changes in money market and general economic conditions. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability.
•	Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the fund will be subject to the credit risk of the depository institution holding the cash, it will not earn income on the cash and the fund’s yield will go down. To the extent that the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.
•	Credit – If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the credit quality or value of any underlying assets declines, the value of your investment will decline. Junk bonds have a higher risk of default or are already in default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
•	Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. The fund may also have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. The fund's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.
•	Expenses – Your actual costs of investing in the fund may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
•	Extension – If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.
•	Foreign Securities – Investing in foreign securities is generally riskier than investing in U.S. securities. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation and accounting standards also may affect the value of these securities.
•	High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk bonds,” are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.
•	Interest Rate – Interest rates may go up, causing the value of the fund’s investments to decline. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
•	Liquidity – Some securities held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.

•	Manager – The sub-adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the sub-adviser in this process may not produce the desired results. This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
•	Market – The market prices of the fund's securities may go down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.
•	Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
•	Portfolio Selection – The value of your investment may decrease if the sub-adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates is incorrect.
•	Prepayment or Call – Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The fund also may lose any premium it paid on the security.
•	REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. REITs are subject to a number of highly technical tax-related rules and requirements; and the failure to qualify as a REIT could result in corporate-level taxation, significantly reducing the return on an investment to the fund.
•	U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies. Although the U.S. government has provided financial support to the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac) in the past, there can be no assurance that it will support these or other government sponsored entities in the future.
•	Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.
•	Yield – The amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the fund's expenses could absorb all or a significant portion of the fund's income.

Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance. Absent any limitation of the fund’s expenses, total returns would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class I2

	Quarter Ended	Return
Best Quarter:	06/30/2009	4.82%
Worst Quarter:	12/31/2008	-2.28%

Average Annual Total Returns (periods ended December 31, 2011)

	1 Year	5 Years	Since Inception	Inception Date
Class I2				11/08/2004
Return before taxes	2.24%	5.21%	4.46%
Return after taxes on distributions	0.73%	3.52%	2.90%
Return after taxes on distributions and sale of fund shares	1.58%	3.47%	2.90%
Bank of America Merrill Lynch U.S. Corporate & Government, 1-3 Years Index (reflects no deduction for fees, expenses or taxes)	1.56%	3.94%	3.61%

The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

Management:

Investment Adviser:	Sub-Adviser:
Transamerica Asset Management, Inc.	AEGON USA Investment Management, LLC
Portfolio Managers:
Greg Haendel, CFA, Lead Portfolio Manager since 2005
Doug Weih, CFA, Portfolio Manager since 2011
Garry Creed, CFA, Portfolio Manager since 2011

Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment in certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (NAV) after receipt of your request in good order.

Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Small- & Mid-Cap Value Select (formerly, Transamerica Oppenheimer

Small- and Mid-Cap Value)

Investment Objective: Seeks capital appreciation.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.91%
Distribution and service (12b-1) fees	None
Other expenses	0.05%
Total annual fund operating expenses	0.96%

Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$ 98	$ 306	$ 531	$ 1,178

Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 108% of the average value of its portfolio.

Principal Investment Strategies: The fund’s sub-adviser, OppenheimerFunds, Inc. (the “sub-adviser”), invests, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small-cap and mid-cap domestic and foreign issuers. The fund focuses on stocks of U.S. issuers having a market capitalization up to $13 billion. The fund considers small cap stocks to be stocks of issuers having a market capitalization under $3 billion and mid cap stocks to be stocks of issuers having a market capitalization between $3 billion and $13 billion. The fund has no fixed ratio for small cap and mid cap stocks in its portfolio, and while its focus is on stocks of U.S. companies, it may invest in stocks of small and mid cap foreign issuers as well. The fund emphasizes investment in equity securities of companies that the sub-adviser believes are undervalued in the marketplace.

In selecting securities for purchase or sale by the fund, the sub-adviser uses a “value” approach to investing. The fund’s portfolio manager searches for securities of companies believed to be undervalued in the marketplace, in relation to factors such as a company’s book value, sales, earnings, growth potential and cash flows. The portfolio manager selects securities one at a time, looking primarily at individual companies against the context of broad market factors. This is called a “bottom up” approach, and the portfolio manager uses fundamental company analysis to focus on particular companies before considering industry trends. The portfolio manager considers the following factors in assessing a company’s prospects: favorable supply/demand conditions for key products; development of new products or businesses; quality of management; competitive position in the marketplace; and allocation of capital.

The fund may also invest in preferred stocks and securities convertible into common stocks. The fund can buy and sell futures contracts, put and call options, forward contracts and other derivatives. Some derivatives strategies could hedge the fund’s portfolio against price fluctuations. Other strategies would tend to increase the fund’s exposure to the securities market. Forward contracts could be used to try to manage foreign currency risks on the fund’s foreign investments. The fund may also invest in unseasoned companies and illiquid restricted securities. The fund may have a high portfolio turnover rate. The fund can invest up to 5% of its total assets in below investment-grade debt securities (commonly known as “junk bonds”).

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. There is no assurance the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. You may lose money if you invest in this fund.

•	Active Trading – The fund is actively managed and may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would be subject to tax at ordinary income tax rates upon distribution.
•	Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the fund will be subject to the credit risk of the depository institution holding the cash, it will not earn income on the cash and the fund’s yield will go down. To the extent that the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.
•	Convertible Securities – Convertible securities share investment characteristics of both fixed income and equity securities. However, the value of these securities tends to vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also tends to exhibit greater volatility than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
•	Currency – The value of the fund’s securities denominated in foreign currencies fluctuates as the rates of exchange between those currencies and the U.S. dollar change. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
•	Currency Hedging – The fund may hedge its currency risk using currency futures, forwards or options. However, these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging instrument.
•	Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. The fund may also have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. The fund's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.
•	Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline.
•	Expenses – Your actual costs of investing in the fund may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

•	Foreign Securities – Investing in foreign securities is generally riskier than investing in U.S. securities. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation and accounting standards also may affect the value of these securities.
•	Liquidity – Some securities held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.
•	Manager – The sub-adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the sub-adviser in this process may not produce the desired results. This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
•	Market – The market prices of the fund's securities may go down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.
•	Portfolio Selection – The value of your investment may decrease if the sub-adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates is incorrect.
•	Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
•	Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
•	Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance. Absent any limitation of the fund’s expenses, total returns would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class I2

	Quarter Ended	Return
Best Quarter:	06/30/2009	23.01%
Worst Quarter:	12/31/2008	-30.46%

Average Annual Total Returns (periods ended December 31, 2011)

	1 Year	5 Years	Since Inception	Inception Date
Class I2				08/01/2006
Return before taxes	-7.16%	-2.00%	0.81%
Return after taxes on distributions	-7.89%	-2.59%	0.14%
Return after taxes on distributions and sale of fund shares	-3.73%	-1.85%	0.48%
Russell 2500® Value Index (reflects no deduction for fees, expenses or taxes)	-3.36%	-0.58%	1.91%

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

Management:

Investment Adviser:	Sub-Adviser:
Transamerica Asset Management, Inc.	OppenheimerFunds, Inc.
Portfolio Manager:
John Damian, Portfolio Manager since 2006

Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment in certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (NAV) after receipt of your request in good order.

Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Small Company Growth (formerly, Transamerica Morgan Stanley Small

Company Growth)

Investment Objective: Seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.95%
Distribution and service (12b-1) fees	None
Other expenses	0.07%
Total annual fund operating expenses	1.02%

Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$ 104	$ 325	$ 563	$ 1,248

Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 34% of the average value of its portfolio.

Principal Investment Strategies: The fund’s sub-adviser, Morgan Stanley Investment Management Inc. (the “sub-adviser”), invests, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small capitalization companies. A company is considered to be a small cap company if it has a total market capitalization at the time of purchase of $4 billion or less.

The fund seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The sub-adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward. The sub-adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The fund may invest up to 25% of its net assets in securities of foreign issuers, including issuers located in emerging market or developing countries. The sub-adviser considers an issuer to be from a particular country if (i) its principal securities trading market is in that country; (ii) alone or on a consolidated basis it drives 50% or more of its annual revenue from goods produced, sales made or services performed in that country; or (iii) it is organized under the laws of, or has a principal office in that country. By applying these tests, it is possible that a particular company could be deemed to be from more than one country. The securities in which the fund may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars.

The fund may invest in privately placed securities.

The fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts, swaps, structured products, and forward currency exchange contracts for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks. Derivative instruments used by the fund will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. There is no assurance the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. You may lose money if you invest in this fund.

•	Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the fund will be subject to the credit risk of the depository institution holding the cash, it will not earn income on the cash and the fund’s yield will go down. To the extent that the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.
•	Convertible Securities – Convertible securities share investment characteristics of both fixed income and equity securities. However, the value of these securities tends to vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also tends to exhibit greater volatility than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
•	Currency – The value of the fund’s securities denominated in foreign currencies fluctuates as the rates of exchange between those currencies and the U.S. dollar change. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
•	Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. The fund may also have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. The fund's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.
•	Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
•	Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline.
•	Expenses – Your actual costs of investing in the fund may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
•	Fixed-Income Securities – The market prices of fixed-income securities may fall due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the market value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
•	Foreign Securities – Investing in foreign securities is generally riskier than investing in U.S. securities. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation and accounting standards also may affect the value of these securities.
•	Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to larger price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
•	Manager – The sub-adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the sub-adviser in this process may not produce the desired results. This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
•	Market – The market prices of the fund's securities may go down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.
•	Portfolio Selection – The value of your investment may decrease if the sub-adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates is incorrect.
•	Rule 144A and Privately Placed Securities – Rule 144A permits certain qualified institutional buyers, such as the fund, to trade in privately placed securities that have not been registered for sale to the public. Rule 144A and other privately placed securities may be deemed illiquid, and the fund might be unable to dispose of such securities promptly or at reasonable prices.
•	Small Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. Small capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups. The prices of securities of small capitalization companies generally are more volatile than those of larger capitalization companies and are more likely to be adversely affected than larger capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.

Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance. Absent any limitation of the fund’s expenses, total returns would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class I2

	Quarter Ended	Return
Best Quarter:	06/30/2009	23.03%
Worst Quarter:	12/31/2008	-21.77%

Average Annual Total Returns (periods ended December 31, 2011)

	1 Year	5 Years	Since Inception	Inception Date
Class I2				11/08/2004
Return before taxes	-9.49%	0.28%	4.41%
Return after taxes on distributions	-9.49%	-0.20%	3.86%
Return after taxes on distributions and sale of fund shares	-6.17%	0.14%	3.65%
Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)	-2.91%	2.09%	5.03%

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

Management:

Investment Adviser:	Sub-Adviser:
Transamerica Asset Management, Inc.	Morgan Stanley Investment Management Inc.
Portfolio Managers:
Dennis P. Lynch, Lead Portfolio Manager since 2002
David S. Cohen, Portfolio Manager since 2002
Sam G. Chainani, CFA, Portfolio Manager since 2004
Alexander T. Norton, Portfolio Manager since 2005
Jason C. Yeung, CFA, Portfolio Manager since 2007
Armistead B. Nash, Portfolio Manager since 2008

Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment in certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (NAV) after receipt of your request in good order.

Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Small/Mid Cap Value (formerly, Transamerica Systematic Small/Mid Cap

Value)

Investment Objective: Seeks to maximize total return.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.79%
Distribution and service (12b-1) fees	None
Other expenses	0.09%
Total annual fund operating expenses	0.88%

Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$ 90	$ 281	$ 488	$ 1,084

Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 174% of the average value of its portfolio.

Principal Investment Strategies: The fund’s sub-adviser, Systematic Financial Management L.P. (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in small- and mid-cap equity securities (U.S. equity securities, ADRs and foreign securities trading on U.S. markets). The fund defines small- and mid-cap equities as companies whose market capitalization falls within the range of $100 million to $20 billion or within the range of the Russell 2500® Index1, which as of December 31, 2011 was between $23 million and $9.7 billion, whichever is broader at the time of purchase.

The fund generally will invest in small- and mid-cap equities with valuation characteristics including low price/earnings and price/cash flow ratios. The sub-adviser’s security selection process generally favors companies with positive earnings dynamics, manageable debt levels and good cash flows. Trends in balance sheet items including inventories, accounts receivable, and payables are scrutinized as well. The sub-adviser also reviews the company’s products/services, market position, industry condition, financial and accounting policies and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

The fund may invest up to 10% of its total assets in the securities of foreign issuers, including ADRs and foreign securities trading on U.S. markets.

The sub-adviser employs a fully invested strategy. Therefore, under normal market conditions, cash and cash equivalents are generally less than 5% of the portfolio value.

The fund may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.

1 Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. There is no assurance the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. You may lose money if you invest in this fund.

•	Active Trading – The fund is actively managed and may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would be subject to tax at ordinary income tax rates upon distribution.
•	Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the fund will be subject to the credit risk of the depository institution holding the cash, it will not earn income on the cash and the fund’s yield will go down. To the extent that the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.
•	Currency – The value of the fund’s securities denominated in foreign currencies fluctuates as the rates of exchange between those currencies and the U.S. dollar change. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
•	Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
•	Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline.
•	Expenses – Your actual costs of investing in the fund may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
•	Foreign Securities – Investing in foreign securities is generally riskier than investing in U.S. securities. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation and accounting standards also may affect the value of these securities.
•	Manager – The sub-adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the sub-adviser in this process may not produce the desired results. This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
•	Market – The market prices of the fund's securities may go down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

•	Portfolio Selection – The value of your investment may decrease if the sub-adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates is incorrect.
•	Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
•	Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance. Absent any limitation of the fund’s expenses, total returns would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Prior to March 22, 2011, a different sub-adviser managed this fund and it used different investment strategies. The performance set forth prior to that date is attributable to a previous sub-adviser.

Annual Total Returns (calendar years ended December 31) - Class I2

	Quarter Ended	Return
Best Quarter:	06/30/2009	27.13%
Worst Quarter:	12/31/2008	-25.08%

Average Annual Total Returns (periods ended December 31, 2011)

	1 Year	5 Years	Since Inception	Inception Date
Class I2				11/15/2005
Return before taxes	-2.76%	6.56%	8.18%
Return after taxes on distributions	-3.58%	5.74%	7.17%
Return after taxes on distributions and sale of fund shares	-0.76%	5.45%	6.79%
Russell 2500® Value Index (reflects no deduction for fees, expenses or taxes)	-3.36%	-0.58%	3.01%

The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

Management:

Investment Adviser:	Sub-Adviser:
Transamerica Asset Management, Inc.	Systematic Financial Management L.P.
Portfolio Managers:
Kenneth Burgess, CFA, Portfolio Manager since 2011
Ron Mushock, CFA, Portfolio Manager since 2011

Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment in certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (NAV) after receipt of your request in good order.

Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Total Return (formerly, Transamerica PIMCO Total Return)

Investment Objective: Seeks maximum total return consistent with preservation of capital and prudent investment management.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.66%
Distribution and service (12b-1) fees	None
Other expenses	0.08%
Total annual fund operating expenses	0.74%

Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$ 76	$ 237	$ 411	$ 918

Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 144% of the average value of its portfolio.

Principal Investment Strategies: The fund’s sub-adviser, Pacific Investment Management Company LLC (the “sub-adviser”), invests, under normal circumstances, at least 65% of the fund’s total assets in fixed-income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average duration of this fund normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Bond Index, as calculated by PIMCO, which as of December 31, 2011, was 4.98 years. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security’s price to changes in interest rates.

The sub-adviser invests the fund’s assets primarily in investment grade debt securities, but may invest up to 10% of the fund’s total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, Fitch, or S&P or, if unrated, determined by the sub-adviser to be of comparable quality. The sub-adviser may invest up to 30% of the fund’s total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging markets countries. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the fund’s total assets. The fund may invest in to-be-announced pass-through mortgage securities, which settle on a delayed delivery basis.

The fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The fund may engage in short sales. The fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the fund consists of income earned on the fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The fund may invest up to 10% of its total assets in preferred stock, convertible securities and other equity related securities.

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. There is no assurance the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. You may lose money if you invest in this fund.

•	Active Trading – The fund is actively managed and may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would be subject to tax at ordinary income tax rates upon distribution.
•	Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the fund will be subject to the credit risk of the depository institution holding the cash, it will not earn income on the cash and the fund’s yield will go down. To the extent that the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.
•	Credit – If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the credit quality or value of any underlying assets declines, the value of your investment will decline. Junk bonds have a higher risk of default or are already in default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
•	Currency – The value of the fund’s securities denominated in foreign currencies fluctuates as the rates of exchange between those currencies and the U.S. dollar change. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
•	Currency Hedging – The fund may hedge its currency risk using currency futures, forwards or options. However, these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging instrument.
•	Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. The fund may also have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. The fund's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.
•	Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
•	Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline.
•	Expenses – Your actual costs of investing in the fund may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

•	Extension – If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.
•	Foreign Securities – Investing in foreign securities is generally riskier than investing in U.S. securities. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation and accounting standards also may affect the value of these securities.
•	High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk bonds,” are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.
•	Interest Rate – Interest rates may go up, causing the value of the fund’s investments to decline. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
•	Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments that have a leveraging effect on the fund. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund also may have to sell assets at inopportune times to satisfy its obligations.
•	Liquidity – Some securities held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.
•	Manager – The sub-adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the sub-adviser in this process may not produce the desired results. This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
•	Market – The market prices of the fund's securities may go down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.
•	Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
•	Portfolio Selection – The value of your investment may decrease if the sub-adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates is incorrect.
•	Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
•	Prepayment or Call – Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The fund also may lose any premium it paid on the security.
•	Repurchase Agreements – If the other party to a repurchase agreement defaults on its obligation, the fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the fund could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the fund's ability to dispose of the underlying securities may be restricted.
•	Rule 144A and Privately Placed Securities – Rule 144A permits certain qualified institutional buyers, such as the fund, to trade in privately placed securities that have not been registered for sale to the public. Rule 144A and other privately placed securities may be deemed illiquid, and the fund might be unable to dispose of such securities promptly or at reasonable prices.
•	Short Sales – A short sale may be effected by selling a security that the fund does not own. If the price of the security sold short increases, the fund would incur a loss; conversely, if the price declines, the fund will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The fund may also pay transaction costs and borrowing fees in connection with short sales.
•	Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
•	U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies. Although the U.S. government has provided financial support to the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac) in the past, there can be no assurance that it will support these or other government sponsored entities in the future.
•	Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.

Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance. Absent any limitation of the fund’s expenses, total returns would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class I2

	Quarter Ended	Return
Best Quarter:	09/30/2009	8.38%
Worst Quarter:	09/30/2008	-3.40%

Average Annual Total Returns (periods ended December 31, 2011)

	1 Year	5 Years	Since Inception	Inception Date
Class I2				11/15/2005
Return before taxes	6.20%	7.48%	7.06%
Return after taxes on distributions	4.90%	5.01%	4.78%
Return after taxes on distributions and sale of fund shares	4.11%	4.96%	4.71%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.84%	6.50%	6.25%

The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

Management:

Investment Adviser:	Sub-Adviser:
Transamerica Asset Management, Inc.	Pacific Investment Management Company LLC
Portfolio Manager:
Chris P. Dialynas, Portfolio Manager since 2008

Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment in certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (NAV) after receipt of your request in good order.

Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Value (formerly, Transamerica Third Avenue Value)

Investment Objective: Seeks long-term capital appreciation.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.80%
Distribution and service (12b-1) fees	None
Other expenses	0.07%
Total annual fund operating expenses	0.87%

Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$ 89	$ 278	$ 482	$ 1,073

Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 4% of the average value of its portfolio.

Principal Investment Strategies: The fund’s sub-adviser, Third Avenue Management LLC (the “sub-adviser”), invests, under normal circumstances, at least 80% of the fund’s assets in common stocks of U.S. and non-U.S. issuers. The fund seeks to achieve its objective mainly by acquiring common stocks of well-financed companies (meaning companies with high-quality assets and a relative absence of liabilities) at a discount to what the sub-adviser believes is their intrinsic value. The fund may also seek to acquire senior securities, such as debt instruments (including high-yield and distressed securities that may be in default and may have any or no credit rating) that the sub-adviser believes are undervalued. High yield bonds are commonly known as “junk bonds.”

The sub-adviser employs an opportunistic, “bottom-up” research process to identify companies that it believes to have strong balance sheets, competent managements, and understandable businesses, where equity securities are priced at a discount to the sub-adviser’s estimate of intrinsic value. A “bottom-up” approach is looking at individual companies against the context of broader market factors.

The fund invests in companies regardless of market capitalization. The mix of investments at any time will depend on the industries and types of securities believed to represent the best values, consistent with the fund’s investment strategies and restrictions. The fund may invest up to 15% of its assets in high-yield/high risk fixed-income securities and other types of debt securities.

The fund may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.

The fund is a non-diversified fund.

Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. There is no assurance the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. You may lose money if you invest in this fund.

•	Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the fund will be subject to the credit risk of the depository institution holding the cash, it will not earn income on the cash and the fund’s yield will go down. To the extent that the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.
•	Currency – The value of the fund’s securities denominated in foreign currencies fluctuates as the rates of exchange between those currencies and the U.S. dollar change. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
•	Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
•	Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline.
•	Expenses – Your actual costs of investing in the fund may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
•	Fixed-Income Securities – The market prices of fixed-income securities may fall due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the market value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
•	Focused Investing – To the extent the fund invests in one or more countries, regions, sectors or industries, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries or issuers. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
•	Foreign Securities – Investing in foreign securities is generally riskier than investing in U.S. securities. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation and accounting standards also may affect the value of these securities.
•	High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk bonds,” are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.
•	Manager – The sub-adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the sub-adviser in this process may not produce the desired results. This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

•	Market – The market prices of the fund's securities may go down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.
•	Non-Diversification – The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in fewer issuers, the fund will be more susceptible to negative events affecting those issuers.
•	Portfolio Selection – The value of your investment may decrease if the sub-adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates is incorrect.
•	Real Estate Securities – Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in operating expenses, property taxes or interest rates.
•	Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
•	Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices. Absent any limitation of the fund’s expenses, total returns would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class I2

	Quarter Ended	Return
Best Quarter:	06/30/2009	22.97%
Worst Quarter:	12/31/2008	-27.60%

Average Annual Total Returns (periods ended December 31, 2011)

	1 Year	Since Inception	Inception Date
Class I2			05/01/2007
Return before taxes	-13.56%	-6.08%
Return after taxes on distributions	-13.59%	-6.41%
Return after taxes on distributions and sale of fund shares	-8.77%	-5.18%
Russell 3000® Value Index (reflects no deduction for fees, expenses or taxes)	-0.10%	-3.77%
Morgan Stanley Capital International World Index (reflects no deduction for fees, expenses or taxes)	-5.02%	-3.37%

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

Management:

Investment Adviser:	Sub-Adviser:
Transamerica Asset Management, Inc.	Third Avenue Management LLC
Portfolio Managers:
Curtis R. Jensen, Co-Portfolio Manager since 2007
Yang Lie, Co-Portfolio Manager since 2008
Ian Lapey, Co-Portfolio Manager since 2012
Michael Lehmann, Co-Portfolio Manager since 2012

Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment in certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (NAV) after receipt of your request in good order.

Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

More on Each Fund’s Strategies and Investments

The following provides additional information regarding each fund’s strategies and investments described at the front of the prospectus. Except as otherwise expressly stated for a particular fund in this prospectus or in the statement of additional information or as required by law, there is no limit on the amount of a fund’s assets that may be invested in a particular type of security or investment.

Transamerica Arbitrage Strategy: To achieve the fund’s investment objective, the fund’s sub-adviser, Water Island Capital, LLC (the “sub-adviser”), will invest, under normal circumstances, at least 80% of the fund’s net assets in equity securities and other investments with similar economic characteristics of companies (both domestic and foreign) involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spinoffs, liquidations and other types of corporate reorganizations (all referred to as “corporate reorganizations”). Equity securities include common and preferred stock and options.

Merger arbitrage refers to the investment practice of capturing the difference between the end value of a corporate reorganization and the prevailing market prices of the securities of the companies involved prior to the consummation of the reorganization. It is a highly specialized investment approach designed to profit from the successful completion of such reorganizations. The discrepancy in value is attributable to risks that are inherent in corporate reorganizations, which include the possibility the transaction will not be completed and the time it takes for corporate reorganizations to be completed.

The sub-adviser regularly monitors not only the investment positions owned by the fund, but also other potential mergers and corporate reorganizations. This enables the sub-adviser to make timely and informed investment decisions if market prices of other securities adjust enough for the fund to make new investments for its own portfolio.

Under normal market conditions, the sub-adviser generally will not exceed 25% exposure to any industry as defined by the Global Industry Classification Standard (“GICS”). Industry exposure is calculated by summing the net long and/or short exposure of securities of companies by GICS industry within the fund.

The most common arbitrage activity, and the approach the fund generally will use, involves purchasing the shares of an announced acquisition target at a discount to their expected value in the sub-adviser’s opinion, upon completion of the acquisition. The sub-adviser will carefully evaluate all potential arbitrage investment opportunities examining each situation’s return characteristics together with its risk profile. As an important part of this investment process, the fund systematically reduces market exposure by employing various hedging strategies, as discussed below.

The fund generally engages in active and frequent trading of portfolio securities to achieve its principal investment strategies. When determining whether to sell or cover a security, the sub-adviser regularly reviews and rationalizes each investment’s risk versus its reward relative to its predetermined exit strategy. The fund will sell or cover a security when the securities of the companies involved in the transaction do not meet the fund’s expected return criteria when gauged by prevailing market prices and the relative risks of the situation.

The principal hedging strategies that the fund employs are short selling and engaging in put and call options.

Short Sales: The sub-adviser may engage in selling securities short when the terms of a proposed acquisition call for the exchange of common stock and/or other securities. In such a case, the common stock of the company to be acquired may be purchased and, at approximately the same time, an equivalent amount of the acquiring company’s common stock and/or other securities of the acquiring company may be sold short. The fund will make these short sales with the intention of later closing out (or covering) the short position with the securities of the acquiring company received when the acquisition is consummated. The purpose of the short sale is to protect against a decline in the market value of the acquiring company’s securities prior to the acquisition’s completion. At all times when the fund does not own securities which are sold short, the fund will maintain collateral consisting of cash, cash equivalents and/or other liquid assets equal in value on a daily marked-to-market basis to the securities sold short.

Put and Call Options: The sub-adviser may engage in purchasing and/or selling put and call options in an effort to reduce the risks associated with some of its investments. A put option is a short-term contract which gives the purchaser of the option, in return for a premium paid, the right to sell the underlying security at a specified price upon exercise of the option at any time prior to the expiration of the option. The market price of a put option normally will vary inversely with the market price of the underlying security. Consequently, by purchasing put options on securities the fund has purchased, it may be possible for the fund to partially offset any decline in the market value of these securities. A call option, on the other hand, is a short-term contract entitling the purchaser, in return for a premium paid, the right to buy the underlying security at a specified price upon exercise of the option, at any time prior to its expiration. The market price of the call, in most instances, will move in conjunction with the price of the underlying security.

The premium received by the fund for the sale of options may be used by the fund in an effort to reduce the risks associated with individual investments and to increase total investment return. To achieve this goal, the fund will typically sell covered puts and/or calls to generate additional income. From time to time, the fund may also choose to utilize the income generated from such sales to purchase additional options with the goal of providing downside protection should the price of the related securities drop. There is no guarantee this strategy will achieve its goal of enhancing returns and protecting against losses. Currently, the sub-adviser does not intend to commit greater than 25% of the fund’s net assets to option strategies.

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may do so without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Bond: The fund's sub-adviser, Loomis, Sayles & Company, L.P. (the “sub-adviser”), seeks to achieve the fund's objective by investing, under normal circumstances, at least 80% of the fund's net assets (plus the amount of borrowings, if any, for investment purposes) in fixed-income securities, primarily in investment-grade fixed-income securities.

The fund invests up to 35% of its assets in lower-rated fixed-income securities (“junk bonds”) and up to 20% of its assets in preferred stocks. Generally, at least 65% of the fund's assets will be invested in investment grade securities rated BBB-or higher by Standard & Poor’s Ratings Group (“S&P”) or Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), as determined at the time of purchase. The fund may invest in fixed-income securities of any maturity. The fund may also invest up to 10% of its assets in bank loans, which include senior secured and unsecured floating rate loans made by banks and other financial institutions to corporate customers. These loans generally will not be rated investment-grade.

The sub-adviser performs extensive credit analyses, relying on its in-house team of more than 30 fixed-income analysts to cover a broad universe of industries, companies, and markets. The portfolio managers take advantage of these extensive resources to seek bonds trading at attractive levels from a risk/return perspective. In deciding which securities to buy and sell, the sub-adviser considers, among other things, the financial strength of the issuer, current interest rates, expectations regarding general trends in interest rates, and comparisons of the level of risk associated with the potential return of those investments. Three themes typically drive the fund's investment approach. First, the fund generally seeks securities of issuers whose credit profiles are improving. Second, the fund makes significant use of non-market related securities, which are securities that may not have a direct correlation with changes in interest rates. The sub-adviser believes that the fund may generate positive returns by having a portion of assets invested in non-market related securities, rather than by relying primarily on changes in interest rates to produce returns. Third, the sub-adviser analyzes different sectors of the economy and differences in the yields of various fixed income securities in an effort to find securities that it believes may produce attractive returns for the fund in comparison to their risk.

The fund may invest any portion of its assets in securities of Canadian issuers (denominated in any currency) and up to 20% of its assets in other foreign securities (excluding Canadian dollar denominated securities), including emerging market securities. The fund may invest without limit in obligations of supranational entities (e.g., the World Bank).

The fixed-income securities in which the fund may invest include without limitation: corporate securities, U.S. Government securities, commercial paper, zero coupon securities, mortgage-backed securities, stripped mortgage-backed securities, collateralized mortgage obligations, foreign currency denominated securities, asset-backed securities, when-issued securities, real estate investment trusts (“REITs”), Rule 144A securities, structured notes, repurchase agreements, and convertible securities. The fund may engage in options and futures transactions, foreign currency hedging transactions and swap transactions.

The fund may invest in structured notes, which are derivative debt instruments with principal and/or interest payments linked to the value of a commodity, a foreign currency, an index of securities, an interest rate, or other financial indicators (“reference instruments”). The payments on a structured note may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared to a fixed interest rate, the exchange rates between two currencies or a securities or commodities index. A structured note may be positively or negatively indexed. For example, its principal amount and/or interest rate may increase or decrease if the value of the reference instrument increases, depending upon the terms of the instrument. The change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument or instruments. Structured notes can be used to increase a fund's exposure to changes in the value of assets or to hedge the risks of other investments that a fund holds. The fund may also invest in equity securities, including common stocks, preferred stocks and similar securities.

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may do so without limit.

Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Capital Growth: The fund’s sub-adviser, Morgan Stanley Investment Management Inc. (the “sub-adviser”), under normal circumstances, seeks long-term capital growth by investing primarily in established and emerging companies with capitalizations within the range of companies included in the Russell 1000® Growth Index, which as of December 31, 2011 was between $107.3 million and $385.6 billion. Under normal market conditions, the sub-adviser generally intends to focus on companies with market capitalization of $10 billion or more.

The fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts, swaps and structured instruments, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks. In determining compliance with any percentage limitation or requirement regarding the use or investment of fund assets, the fund will take into account derivative or synthetic instruments or other positions that, in the judgment of the sub-adviser, have economic characteristics similar to the applicable category of investments.

The fund may invest up to 10% of its total assets in real estate investment trusts (“REITs”).

The fund may invest up to 25% of its total assets in securities of foreign issuers, including issuers located in emerging market or developing countries. The sub-adviser considers an issuer to be from a particular country if (i) its principal securities trading market is in that country; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in that country; or (iii) it is organized under the laws of, or has a principal office in that country. By applying these tests, it is possible that a particular company could be deemed to be from more than one country. The securities in which the fund may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars. The fund may invest in privately placed securities.

The sub-adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The sub-adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward. The sub-adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may do so without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Commodity Strategy: The fund seeks to maintain substantial economic exposure to the performance of the commodities markets. The fund’s sub-adviser, Goldman Sachs Asset Management, L.P. (the “sub-adviser”), primarily gains exposure to commodities markets by investing in a wholly-owned subsidiary of the fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary has the same investment objective as the fund and is advised by Transamerica Asset Management, Inc. and sub-advised by the sub-adviser.

The fund intends to seek exposure to commodities markets and returns linked to commodities markets and commodities-related indices, including the Dow Jones - UBS Commodity Index (the “Index”) by investing, through the Subsidiary, in leveraged or unleveraged commodity-linked investments. In pursuing its objective, the fund attempts to provide exposure to the returns of real assets that trade in the commodities markets without direct investment in physical commodities. Real assets include oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties. Commodity-linked investments may be more volatile and less liquid than the underlying commodities and their value may be affected by the performance of commodities as well as weather, tax, regulatory or political developments, overall market movements and other factors affecting the value of particular industries or commodities, such as disease, embargoes, acts of war or terrorism. The fund will also seek to add incremental returns through the use of “roll-timing” or similar strategies as described further below.

The fund will not invest 25% or more of its total assets in instruments issued by companies in any one industry. The fund’s portfolio will reflect greater than 25% exposure to the group of industries represented in the Index, however. If, in the future, industries are added to or removed from representation in the Index, the group of industries in which the fund’s exposure is concentrated will likewise change.

In pursuing its investment objective, the fund uses the Index as its performance benchmark and will attempt to produce returns that correspond to the performance of the Index, but the fund will not attempt to replicate the Index. The fund may, therefore, invest in securities or other instruments that are not included in the Index.

Investment in the Subsidiary. The fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary primarily obtains its commodity exposure by investing in commodity-linked swaps (which may include total return index swaps). Commodity-linked swaps are derivative instruments whereby the cash flows agreed upon between counterparties are dependant upon the price of the underlying commodity or commodity index over the life of the swap. The value of the swap will rise and fall in response to changes in the underlying commodity or commodity index. Commodity-linked swaps expose the Subsidiary and the fund economically to movements in commodity prices. Neither the fund nor the Subsidiary invests directly in commodities. The Subsidiary may also invest in other instruments, including fixed income instruments, either as investments or to serve as margin or collateral for its derivative positions. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is not subject to the investor protections of the 1940 Act.

It is expected that certain of the Subsidiary's investments will produce leveraged exposure to the commodities markets.

The fund employs commodity roll-timing strategies. “Rolling” futures exposure is the process by which the holder of a particular futures contract or other instrument providing futures exposure (e.g. swaps) will sell such contract or instrument on or before the expiration date and simultaneously purchase a new contract or instrument with identical terms except for a later expiration date. This process allows a holder of the instrument to extend its current position through the original instrument’s expiration without delivering the underlying asset. The fund’s rolling may differ from that of the Index to the extent necessary to enable the fund to seek excess returns over the Index. The fund’s “roll-timing” strategies may include, for example, rolling the fund’s commodity exposure earlier or later versus the Index, or holding and rolling positions with longer or different expiration dates than the Index.

As discussed above, the fund, through the Subsidiary, primarily gains commodities exposure through the use of swaps and other derivative instruments. The use of swaps is a highly specialized activity which involves investment techniques and risk analyses different from those associated with ordinary portfolio securities transactions.

•	Fixed Income Investments – The fund invests in investment grade fixed income securities, and may invest up to 10% of its assets in non-investment grade fixed income securities. The fund may invest in corporate securities, U.S. Government securities, mortgage-backed securities, asset-backed securities, and municipal securities. The average duration will vary.
•	Other – The fund may also invest in forwards, futures and interest rate swaps to seek to increase total return and/or for hedging purposes. The fund may invest up to 35% of its net assets in foreign securities.

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market securities. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.

The fund is non-diversified.

Transamerica Core Bond: The fund’s sub-adviser, J.P. Morgan Investment Management Inc. (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s assets (plus the amount of borrowings, if any, for investment purposes) in bonds, including (without limitation):

•	U.S. government securities, including Treasury obligations and government sponsored enterprises such as Fannie Mae, Ginnie Mae, Freddie Mac and securities issued by other government agencies and instrumentalities
•	Medium- to high-quality corporate bonds
•	Mortgage-backed securities, including U.S. agency and non-agency pass through and Collateralized Mortgage Obligations (“CMOs”)
•	Asset-backed securities
•	Commercial Mortgage Backed Securities (“CMBS”)

Generally, such bonds will have intermediate to long maturities.

To a lesser extent it may invest in:

•	U.S. dollar-denominated foreign bonds
•	Short-term securities, including agency discount notes, commercial paper and money market funds

The fund may invest in bonds and other debt securities that are rated in the lowest investment trade category. The fund’s average weighted maturity will ordinarily range between four and 12 years, although the fund may shorten its average weighted maturity if deemed appropriate for temporary defensive purposes. Average weighted maturity is the average of all the current maturities

(that is, the term of the securities) of the individual bonds in the fund calculated so as to come most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of the fund’s sensitivity to changes in interest rates. Usually, the longer the average weighted maturity, the more fluctuation in share price you can expect. Mortgage-related securities are subject to prepayment of principal, which can shorten the average weighted maturity of the fund’s portfolio. Therefore, in the case of the fund, which may hold mortgage-backed securities, its average weighted maturity is equivalent to its weighted average life. Weighted average life is the average weighted maturity of the cash flows in the securities held by the fund given certain prepayment assumptions.

The sub-adviser analyzes four major factors in managing and constructing the fund’s portfolio: duration, market sector, maturity concentrations and individual securities. The sub-adviser looks for market sectors and individual securities that it believes will perform well over time. The sub-adviser is value oriented and selects individuals securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the fund can invest. The fund may use futures contracts, options, swaps and other derivatives as tools in the management of fund assets. The fund may use derivatives as a substitute for various investments, to alter the investments characteristics of the portfolio, for risk management and/or to increase income or gain to the fund.

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market economic or political conditions, the fund may do so without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Developing Markets Debt: The fund’s sub-adviser, Morgan Stanley Investment Management Inc. (the “sub-adviser”), invests under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities of issuers located in emerging markets countries (also known as developing markets countries). An issuer is located in an emerging markets country if:

•	its principal securities trading market is in an emerging markets country (also known as a developing markets country);
•	alone or on a consolidated basis, it derives 50% or more of its annual revenue from goods produced, sales made or services performed in emerging markets; or
•	it is organized under the laws of, or has a principal office in, an emerging markets or developing country.

The sub-adviser seeks to achieve the fund’s objective by normally investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging markets countries. Using macroeconomic and fundamental analysis, the sub-adviser seeks to identify developing countries that are believed to be undervalued and have attractive or improving fundamentals. After the country allocation is determined, the sector and security selection is made within each country.

The sub-adviser analyzes the global economic environment and its impact on emerging markets. The sub-adviser focuses on investing in countries that show signs of positive fundamental change. This analysis considers macroeconomic factors, such as GDP growth, inflation, monetary policy, fiscal policy and interest rates and sociopolitical factors, such as political risk, leadership, social stability and commitment to reform.

The fund 's sub-adviser implements a top down assessment of the global economic environment and the sensitivity of emerging economies in general to world-wide events. In selecting the fund 's investments, the sub-adviser analyzes the ability of an emerging market country's government to formulate and implement fiscal and economic policies; socio-political factors, including political risks, election calendars, human development and social stability; and exchange rate and interest rate valuation. The fund’s holdings may range in maturity from overnight to 30 years or more and will not be subject to any minimum credit rating standard. The sub-adviser may, when or if available, use certain strategies, including the use of derivatives, to protect the fund from overvalued currencies or to take advantage of undervalued currencies. Derivative instruments used by the fund will be counted toward the 80% policy discussed below to the extent they have economic characteristics similar to the securities included within that policy. The sub-adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Emerging markets or developing countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations such as the United States or most nations in Western Europe. Emerging markets countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries in Western Europe.

The fund may also invest up to 25% of its assets in cross currency hedges, which involve the sale of one currency against the positive exposure to a different currency. Cross currency hedges may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies.

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may do so without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.

This fund is non-diversified.

Transamerica Developing Markets Equity: The fund’s sub-adviser, OppenheimerFunds, Inc. (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of issuers that are economically tied to one or more emerging markets countries. The fund will normally invest in at least three different emerging markets countries.

•	The fund can (but is not required to) invest up to 100% of its total assets in foreign securities.
•	The fund will emphasize investments in common stocks and other equity securities.
•	The fund will emphasize investments in growth companies, which can be in any market capitalization range.

In selecting securities for the fund, the sub-adviser looks primarily for foreign companies in developing markets with high growth potential. It uses fundamental analysis of a company’s financial statements, management structure, operations and product development, and considers the special factors and risks of the country in which the issuer operates. In seeking broad diversification of the fund’s portfolio, the sub-adviser currently seeks:

•	Companies of different capitalization ranges with strong market positions.
•	Companies with management that has a proven record.
•	Companies with newer or established businesses that are entering into a growth cycle.
•	Companies with strong earnings growth whose stock is selling at a reasonable price.

In applying these and other selection criteria, the fund will consider the effect of worldwide trends on the growth of various business sectors, and look for companies that may benefit from those trends. This strategy may change over time.

The sub-adviser generally defines “developing markets” as countries outside the U.S. and most of Western Europe, Canada, Japan, Australia and New Zealand that have economies, industries and stock markets that it believes are growing and gaining more stability and offer attractive long-term investment prospects. To determine if an issuer is economically tied to an emerging market, it considers a number of factors, such as where the issuer is organized, the principal trading market for its securities, the sources of its revenues and the location of its assets. The growing inter-relationship of global economies and financial markets has increased the effect of conditions in one country or region on issuers of securities in a different country or region. Changes in trade policies, economic or monetary policies, or a slowdown in the certain economies might affect companies in emerging and developing market countries.

The fund looks for stocks of companies that have growth potential. Growth companies may be companies that are developing new products or services, that have relatively favorable prospects, or that are expanding into new and growing markets. Growth companies include established companies that are entering a growth cycle, they can also include newer companies, whose securities pose greater risks of loss and can result in greater volatility in the fund’s share prices.

To seek its investment objective, the fund can also use the investment techniques and strategies described below:

•	Other Equity Securities – While the fund mainly buys common stocks, it can also buy preferred stocks and securities convertible into common stock and can hold rights and warrants.

•	Hedging – The fund can buy and sell futures contracts, put and call options, and forward contracts. Some hedging strategies could hedge the fund’s portfolio against price fluctuations. Other hedging strategies would tend to increase the fund's exposure to the securities market. Forward contracts could be used to try to manage foreign currency risks on the fund’s foreign investments.
•	Portfolio Turnover – The fund’s investment process may cause the fund to engage in active and frequent trading. Therefore, the fund may engage in short-term trading while trying to achieve its objective.
•	Debt/Fixed-Income Securities – The fund can invest in debt securities, including convertible securities, which can include securities of foreign companies and governments.
•	Illiquid and Restricted Securities – The fund will not invest more than 15% of its net assets in illiquid or restricted securities.
•	Derivatives – The fund can invest in a number of different derivative instruments to hedge investment risks or to seek increased returns.

The fund may also invest in small, unseasoned companies, special situations and temporary defensive and interim investments. The fund may purchase American Depository Shares (“ADS”) as part of American Depository Receipt (“ADR”) issuances, which are negotiable certificates issued by a U.S. bank representing a specified number of shares in a foreign stock traded on a U.S. exchange. They are subject to some of the special considerations and risks that apply to foreign securities traded and held abroad.

The allocation of the fund’s portfolio among different investments will vary over time based upon an evaluation of economic and market trends. The fund’s portfolio might not always include all of the different types of investments described in this prospectus.

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may do so without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Diversified Equity: The fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in domestic equity securities. The fund invests primarily in common stocks of growth-oriented companies. Each stock is evaluated and ranked on a consistent set of growth, valuation, and quality criteria and the fund will seek to build a portfolio with companies that have attractive growth, quality and valuation attributes.

The fund’s sub-adviser, Wellington Management Company, LLP (the “sub-adviser”), uses what is sometimes referred to as a “bottom up” approach, which is the use of fundamental analysis to identify specific securities within industries or sectors for purchase or sale. A “bottom-up” approach is looking at individual companies against the context of broader market factors. Fundamental analysis involves the assessment of a company’s business environment, market share, management, global expansion plans, balance sheet, income statement, anticipated earnings, revenues, and other related measures of value.

The sub-adviser continually monitors every company in the fund’s portfolio for fundamental attractiveness. The fund typically sells an investment when the investment achieves its anticipated potential, the company begins to show deteriorating relative fundamentals or alternative investments become sufficiently more attractive.

Consistent with the fund’s objective and other policies, the fund may invest to a lesser extent in derivatives, including futures, forwards, options and swaps. The fund may invest up to 20% of its total assets in foreign securities. The fund may also invest up to 20% of its total assets in American Depositary Receipts, American Depositary Shares or U.S. dollar denominated securities of foreign issuers.

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may do so without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Emerging Markets: The fund’s sub-adviser, Wellington Management Company, LLP (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of companies that conduct their principal business activities in emerging markets, are organized under the laws of or maintain their principal place of business in emerging markets, or whose securities are traded principally on exchanges in emerging markets. The sub-adviser considers emerging markets to be markets with rapidly growing economies. Examples of emerging markets include China, India, Pakistan, Mexico, Brazil, Chile, much of Southeast Asia, countries in Eastern Europe, the Middle East, parts of Africa and Latin America. The sub-adviser also seeks to earn returns in excess of the MSCI Emerging Markets Equity Index.

The fund will focus its investments in those emerging markets in which the portfolio manager believes the economies are developing strongly and markets are becoming more liquid, or other emerging markets that meet the portfolio manager’s criteria for investment. The fund seeks to benefit from policies of economic development being adopted in many emerging markets. These policies include domestic price reform, reducing internal budget deficits, privatization, encouraging foreign investments, and developing capital markets.

The fund employs an integrated approach to investing. This means that the portfolio manager combines country, sector, and stock level analysis into the decision making process.

In selecting individual securities, the sub-adviser looks to identify companies that it believes display one or more of the following characteristics:

•	Operate in growing markets
•	Attractive valuations relative to cash earnings forecasts or other valuation criteria
•	Unique sustainable competitive advantages (e.g., market share, proprietary products)
•	Improving industry or country fundamentals

Factors considered in the top down analysis include:

•	Relative economic growth potential of the various economies and securities markets
•	Political, financial, and social conditions influencing investment opportunities
•	Relative rates of earnings growth
•	Interest rate outlook and expected levels of inflation
•	Market prices relative to historic averages

The fund generally sells a stock if the portfolio manager believes its target price has been reached, its earnings are disappointing, its revenue growth has slowed, its underlying fundamentals have deteriorated, or if there are deteriorating industry or country fundamentals. The fund may also sell or trim a stock if the portfolio manager believes, from a risk control perspective, the stock’s position size is too large for the fund’s portfolio. Also, stocks may be sold when negative country, currency, or general industry factors affect a company’s outlook, or to meet cash requirements.

The fund may invest in all types of securities, many of which will be denominated in currencies other than the U.S. dollar. The securities may be listed on a U.S. or foreign stock exchange or traded in U.S. or foreign over-the-counter markets. The fund normally concentrates its investments in common stocks; however, it may invest in other types of equity securities, including securities convertible into or exchangeable for common stock, depositary receipts, and rights and warrants to purchase common stock. The fund also may invest up to 20% of its assets in preferred stock and investment-grade or comparable quality debt securities.

The fund may invest in initial public offerings (“IPOs”), which are subject to specific risks, including high volatility, no track record, illiquid securities and less predictable earnings.

The fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold), and may from time to time enter into forward foreign currency exchange contracts in an attempt to manage the risk of adverse changes in currencies. The fund may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio. A put option gives the fund the right to sell an underlying security at a particular price during a fixed period of time. Forward foreign currency exchange contracts and put options on securities may not be available to the fund on reasonable terms in many situations, and the fund may frequently choose not to enter into such contracts or purchase such options even when they are available. The fund may also invest in other types of derivatives.

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may do so without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Emerging Markets Debt: Under normal circumstances, the fund’s sub-adviser Logan Circle Partners, LP (the “sub-adviser”), invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities of issuers located in emerging markets countries. Emerging markets countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. Emerging markets countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. The fund normally invests primarily in fixed-income securities of government and government-related issuers and corporate issuers in emerging markets countries. The sub-adviser seeks to identify companies in developing countries that are believed to be undervalued and have attractive or improving fundamentals. The sub-adviser analyzes the global economic environment and its impact on emerging markets. The sub-adviser determines the investment merit of sovereign securities using quantitative and qualitative factors, taking into consideration a sovereign’s reliance on external capital, distribution of wealth, and inflation volatility as well as the fiscal and monetary policy credibility, political environment and access to capital markets and current reforms that could affect the sovereign security’s valuation in the future. The sub-adviser determines the investment merit of corporate securities primarily by analyzing the credit quality of the issuer, employing cash flow models specific to the issuer and its industry and assessing issuer prospects under varying scenarios and sensitivities.

The fund will normally invest its assets in local currency and hard currency (such as U.S. dollars) emerging markets sovereign and corporate debt issues. The fund’s U.S. dollar denominated sovereign exposure should range between 30% and 100% and corporate exposure between 30% and 70%, and the fund’s local currency sovereign and corporate exposures should range between 5% and 40%. The fund’s developed markets exposure will normally range between 0% and 10%. Generally, less than 10% of the fund’s assets will be invested in cash and cash equivalents.

The fund’s holdings may range in maturity from overnight to 30 years or more and will not be subject to any minimum credit rating standard. The fund may invest in debt securities that are rated below investment grade (commonly known as “junk bonds”), including defaulted securities. The sub-adviser does not expect defaulted securities to represent more than 5% of the fund’s portfolio at any one time. The sub-adviser may, when or if available, use certain strategies, including the use of derivatives, to seek to protect the fund from what are believed to be overvalued currencies or to take advantage of what are believed to be undervalued currencies. The sub-adviser generally considers selling a security when it determines that the holding no longer satisfies its investment criteria.

The fund may invest in capital securities, which are hybrid securities that combine the characteristics of bonds and preferred stocks. The fund may invest in such securities in order to take advantage of the mispricing of subordinated risk within the marketplace. The sub-adviser does not expect that capital securities will represent more than 5% of the fund’s assets at any one time.

The fund may also invest up to 25% of its assets in cross currency hedges, which involve the sale of one currency against the positive exposure to a different currency. Cross currency hedges may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies.

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may do so without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.

The fund is non-diversified.

Transamerica Flexible Income: The fund’s sub-adviser, AEGON USA Investment Management, LLC (the “sub-adviser”), uses a “bottom up” approach to investing and builds the fund’s portfolio one company at a time.

The fund will invest, under normal circumstances, at least 80% of net assets (plus the amount of borrowings, if any, for investment purposes) in fixed-income securities, including:

•	U.S. Government and foreign government bonds and notes (including emerging market countries);
•	Mortgage-backed, commercial mortgage-backed, and asset-backed securities (including collateralized mortgage obligations);
•	Corporate bonds of issuers in the U.S. and foreign countries (including emerging market countries);
•	Convertible bonds and other convertible securities;
•	Bank loans and loan participations:

•	Structured notes; and
•	Preferred securities.

With respect to these investments:

1.	Under normal circumstances, at least 50% of the value of the fund’s assets will be invested in (a) debt securities which have a rating within the four highest grades as determined by Moody’s Investors Service, Inc. (“Moody’s”) (“Aaa, Aa, A or Baa”) or Standard & Poor’s Corporation (“S&P”) (“AAA, AA, A or BBB”); (b) securities issued or guaranteed by the United States Government or its agencies or instrumentalities; (c) commercial paper rated Prime, Prime-1 or Prime-2 by NCO/Moody’s Commercial Paper Division, Moody’s, or A-1 or A-2 by S&P; or (d) cash or cash equivalents;
2.	Up to 50% of the value of the fund’s assets may be invested in other debt securities which are not rated by Moody’s or S&P or, if so rated, are not within the grades or ratings referred to above (commonly known as “junk bonds”); and
3.	The fund may engage in options and futures transactions, foreign currency transactions, and swap transactions. Instead of investing directly in particular securities, the fund may use instruments such as derivatives, including credit default swaps and futures contracts, and synthetic instruments that are intended to provide economic exposure to the securities or the issuer. The fund may use one or more types of these instruments without limit. These instruments are taken into account when determining compliance with the fund’s 80% policy.

The fund may invest up to 20% of its total assets in equity securities, such as common stocks, rights, warrants or preferred stock.

Ordinarily, the fund will purchase debt securities having call or refunding protection or securities which are not considered by the fund likely to be called or refunded in the near term, in order to preserve initial annual yields to the fund.

The fund may invest in securities of any maturity and does not have a target average duration.

•	Short-Term Trading – The fund may use short-term trading as a means of managing its portfolio to achieve its investment objectives. As used herein, “short-term trading” means selling securities held for a relatively brief period of time, usually less than three months. Short-term trading will be used by the fund primarily in two situations:
(a)	Market Developments – A security may be sold to avoid depreciation in what the fund anticipates will be a market decline (a rise in interest rates), or a security may be purchased in anticipation of a market rise (a decline in interest rates) and later sold; and
(b)	Yield Disparities – A security may be sold and another of comparable quality purchased at approximately the same time in order to take advantage of what the fund believes is a temporary disparity in the normal yield relationship between the two securities (a “yield disparity”).

Short-term trading to take advantage of a yield disparity may be undertaken even if levels of interest rates remain unchanged. Yield disparities occur frequently for reasons not directly related to the investment quality of the respective issues or the general movement of interest rates, but may result from changes in the overall demand for or supply of various types of bonds, changes in the investment objectives or the cash requirements of investors, and the requirements of dealers to correct long or short inventory positions.

Short-term trading techniques will be used principally in connection with higher quality, non-convertible debt securities, which are often better suited for short-term trading because the market in such securities is generally of greater depth and offers greater liquidity than the market in debt securities of lower quality. It is anticipated that short-term trading will be less applicable to any convertible securities which the fund may own, since such securities will usually be purchased when the fund believes that the market value of the underlying equity security is likely to appreciate over a period of time.

The fund will engage in short-term trading if it believes the transactions, net of costs (including commission, if any), will result in improving the appreciation potential or income of its portfolio. Whether any improvement will be realized by short-term trading will depend upon the ability of the fund to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. Short-term trading such as that contemplated by the fund places a premium upon the ability of the fund to obtain relevant information, evaluate it promptly, and take advantage of its evaluations by completing transactions on a favorable basis. By virtue of short-term trading, the fund may engage in greater buying and selling activity than investment companies which are not permitted to employ such a policy in seeking their investment objectives. Such activity can result in greater costs of operation than is the case with other investment companies, and risks of loss in portfolio value could be greater. Accordingly, an investment in fund shares may be more speculative than an investment in shares of an investment company which cannot engage in short-term trading.

The sub-adviser may sell the fund’s securities when its expectations regarding market interest rates change or the quality or return changes on investment.

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may do so without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Global Allocation: Under normal circumstances, the fund’s sub-adviser, BlackRock Investment Management, LLC (the “sub-adviser”), seeks to achieve the fund’s objective through a fully managed investment policy utilizing United States and foreign equity securities, debt and money market securities, the combination of which may be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. The fund will invest its assets in issuers that are located in a number of countries throughout the world. There is no limit on the percentage of assets the fund can invest in a particular type of asset class. The fund generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. Except as described below, the fund has no geographic limits on where its investments may be located. This flexibility allows fund management to look for investments in markets around the world that it believes will provide the best relative asset allocation to meet the fund’s objective.

The fund uses its investment flexibility to create a portfolio of assets that, over time, tends to be relatively balanced between equity and debt securities and that is widely diversified among many individual investments. At any given time, however, the fund may emphasize either debt securities or equity securities. The fund may invest in both developed and emerging markets. The sub-adviser tries to identify the long term trends and changes that could benefit particular markets and/or industries relative to other markets and industries. The sub-adviser will consider such factors as the rate of economic growth, natural resources, capital reinvestment and the social and political environment when selecting a market. In deciding between equity and debt investments, the sub-adviser looks at a number of factors, including the relative opportunity for capital appreciation, capital recovery risk, dividend yields and the level of interest rates paid on debt securities of different maturities.

The fund may also, from time to time, identify certain real assets, such as real estate or precious metals, that the sub-adviser believes will increase in value because of economic trends and cycles or political or other events. The fund may invest a portion of its assets in securities related to those real assets such as stock, fixed-income securities or convertible securities issued by real estate investment trusts or companies that mine precious metals.

The fund can invest in all types of equity securities, including common stock, preferred stock, securities convertible into common stock, warrants and stock purchase rights of companies of any market capitalization. In selecting stocks and other securities that are convertible into stocks, the sub-adviser emphasizes stocks that it believes are undervalued. The sub-adviser places particular emphasis on companies with below average price/earnings ratios or that may pay above average dividends. The fund may also seek to invest in the stock of smaller or emerging growth companies that it expects will provide a higher total return than other equity investments. Investing in smaller or emerging growth companies involves greater risk than investing in more established companies.

The fund can invest in all types of debt securities of varying maturities, including U.S. and foreign government bonds, corporate bonds and convertible bonds, mortgage and asset backed securities, bank loans, and securities issued or guaranteed by certain international organizations such as the World Bank.

The fund may engage in short sales. The fund may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the fund does not own declines in value. The fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 20% of the value of its total assets. The fund may also make short sales “against the box” without being subject to this limitation. In this type of short sale, at the time of the sale, the fund owns or has the immediate and unconditional right to acquire the identical securities at no additional cost.

The fund may invest up to 35% of its total assets in “junk” bonds, corporate loans and distressed securities. Junk bonds are bonds that are rated below investment grade by independent rating agencies or are bonds that are not rated but which the sub-adviser considers to be of comparable quality. Corporate loans are direct obligations of U.S. or foreign corporations that are purchased by the fund in the secondary market. Distressed securities are securities that are in default on payments of interest or principal at the time the fund buys the securities or are issued by a bankrupt entity. These securities offer the possibility of relatively higher returns but are significantly riskier than higher rated debt securities. The fund will invest in these securities only when the sub-adviser believes that they will provide an attractive total return, relative to their risk, as compared to higher quality debt securities.

The fund may use derivatives to seek to increase the return of the fund and to hedge (or protect) the value of its assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets.

The fund may invest in securities that provide a return based on fluctuations in a stock or other financial index. For example, the fund may invest in a security that increases in value with the price of a particular securities index. In some cases, the return on the security may be inversely related to the price of the index. This means that the value of the security will rise as the price of the index falls and vice versa. Although these types of securities may make it easier for the fund to access other markets or hedge risks of other assets held by the fund these securities are subject to the risks related to the underlying index or other assets.

The fund may also lend its portfolio securities, may hold non-US dollar cash investments, and may invest uninvested cash balances in affiliated money market funds.

The fund’s internal composite reference benchmark has at all times since the fund’s formation included a 40% weighting in non-U.S. securities. Throughout its history, the fund has maintained a weighting in non-U.S. securities, often exceeding the 40% benchmark weighting and rarely falling below this allocation. Under normal circumstances, the fund anticipates it will continue to allocate a substantial amount (approximately 40% or more – unless market conditions are not deemed favorable by the sub-adviser, in which case the fund would invest at least 30%) – of its total assets in securities of (i) foreign government issuers; (ii) issuers organized or located outside the U.S.; (iii) issuers which primarily trade in a market located outside the U.S.; or (iv) issuers doing a substantial amount of business outside the U.S., which the fund considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. For temporary defensive purposes the fund may deviate very substantially from the allocation described above.

The fund may also gain exposure to the commodities markets by investing up to 25% of its total assets in a wholly-owned subsidiary of the fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”).

The Subsidiary has the same investment objective as the fund and is advised by Transamerica Asset Management, Inc. and sub-advised by the sub-adviser. The Subsidiary, unlike the fund, may invest without limitation in commodities, commodity index-linked securities (including leveraged and unleveraged structured notes) and other commodity-linked securities and derivative instruments, such as swaps and futures that provide exposure to the performance of the commodities markets. The Subsidiary may also invest in other instruments, including fixed income instruments, either as investments or to serve as margin or collateral for its derivative positions. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is not subject to the investor protections of the 1940 Act.

The fund, directly and/or through the Subsidiary, may gain commodities exposure through the use of swaps and other derivative instruments. The use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions.

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may do so without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Global Macro: Under normal circumstances, the fund seeks to generate returns through risk-controlled exposure, long and short, to global equity, fixed-income, and currency markets through a wide range of derivative instruments and direct investments. The fund typically will make extensive use of derivative instruments, including futures contracts on global equity and fixed-income securities and security indices, options on futures contracts and equity indices, securities and security indices, swap contracts and forward contracts. The fund may also invest directly in global equity securities (including exchange traded funds (“ETFs”) and common and preferred stock of U.S. and non-U.S. companies) and fixed-income securities (including U.S. and non-U.S. corporate bonds and debt securities guaranteed by U.S. and non-US. Governments, their agencies or instrumentalities or supranational organizations).

The fund's investment process involves an analysis of returns based on the (i) relative returns derived from global asset class performance (for example, how global stocks perform relative to global bonds and cash); (ii) relative returns within the equity asset class based on country (for example, how U.S. equities performed relative to other global equities); (iii) relative returns within the fixed-income asset class based on country (for example, how U.S. bonds performed relative to other global bonds); (iv) risks associated with currencies; and (v) relative pricing of equity index options. There are no limits on the amount of fund assets that may be allocated to any one of the equity, bond, and currency asset classes. Typically, the fund expects to diversify its exposure among at least ten different countries, including the United States. In selecting equity investments for the fund, the fund’s sub-adviser, First Quadrant, L.P. (the “sub-adviser”), is not constrained by any particular investment style or any particular investment style or capitalization range. In selecting bond investments for the fund, the sub-adviser will have the flexibility to invest in debt-related investments of any credit quality and with any duration.

The sub-adviser applies a global view to portfolio construction for the fund. Recognizing that the world’s economies are connected, the fund's investments in the global equity, bond, currency, and options markets will be mutually dependent. The fund's portfolio will reflect the the sub-adviser’s assessment of the combination of local market and economic factors, global equity, fixed income or currency market factors and changes in global interest rates. As a result, the relationship between a change in the price of a stock or fixed income market, or a change in a currency exchange rate in one market, may influence the decision to take or adjust positions in other instruments with exposure to other markets or other market types. Because changes in the global equity, bond, and currency markets occur rapidly, it will often be difficult to respond quickly to such changes by investing directly in global equity securities, fixed income securities and currencies. Direct investments may also involve costs that would diminish or eliminate value that the sub-adviser identifies in the global equity, bond and currency markets. Therefore, the fund will often use derivative instruments as its principal means to quickly and efficiently gain exposure to equity securities, fixed income securities, and foreign currencies in seeking to take advantage of value (and reduce exposure to risks) that the sub-adviser identifies in the global equity, bond, and current markets.

The fund is subject to rigorous ongoing risk management to attempt to minimize volatility and achieve a high correlation between the positions taken and the desired exposures. The fund may enter into short sales of securities (including ETFs). A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale.

As a general matter, when the fund established certain derivative instrument positions, such as certain futures, options and forward contract positions, or enters into a short sale, it will segregate liquid assets equivalent to the fund's outstanding obligations under the contract or in connection with the short position.

Transamerica Global Real Estate Securities: Under normal circumstances, the fund’s sub-adviser, CBRE Clarion Securities LLC (the “sub-adviser”), will invest at least 80% of the fund's net assets (plus the amount of borrowings, if any, for investment purposes) in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. The sub-adviser considers issuers principally engaged in the real estate industries to be companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The fund’s portfolio will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade. As a general matter, these investments are expected to be in equity securities of real estate companies that include common stocks of large-, mid- and small-sized issuers, including real estate investment trusts (“REITs”), and convertible securities. The fund may also invest in preferred stocks.

The sub-adviser uses a disciplined two-step process for constructing the fund’s portfolio. First, the sub-adviser selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, the sub-adviser uses an in-house valuation process to identify investments that it believes have superior current income and growth potential relative to their peers. The sub-adviser’s valuation process examines several factors, including value and property, capital structure, and management and strategy. The sub-adviser may decide to sell investments held by the fund for a variety of reasons, such as to secure gains, limit losses, or redeploy fund investments into opportunities believed to be more promising. The sub-adviser also may engage in frequent and active trading of fund investments to achieve the fund's investment objective.

The fund may invest in initial public offerings (“IPOs”), which are subject to specific risks, including high volatility, no track record, illiquidity and less predictable earnings. The fund does not directly invest in real estate.

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may do so without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.

This fund is non-diversified.

Transamerica Growth: The fund’s sub-adviser, Jennison Associates LLC (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, at least 65% of the fund’s total assets in equity securities, principally common stocks, preferred stocks, warrants, rights and depositary receipts, of U.S. companies with market capitalizations of at least $1 billion that the sub-adviser considers to have above average prospects for growth. These companies are generally medium- to large-capitalization companies.

The sub-adviser uses a “bottom up” approach, researching and evaluating individual companies, to manage the fund’s investments. The sub-adviser looks primarily at individual company fundamentals rather than at macro-economic factors to identify individual companies with earnings growth potential that may not be recognized by the market at large.

When a sub-adviser uses a “bottom-up” approach, it looks primarily at individual companies against the context of broader market factors.

In selecting stocks for the fund, the sub-adviser looks for companies with the following financial characteristics:

•	superior absolute and relative earnings growth
•	above average revenue and earnings per share growth
•	sustainable or improving profitability
•	strong balance sheets

In addition, the sub-adviser looks for companies that have actually achieved or exceeded expected earnings results and are attractively valued relative to their growth prospects. Earnings predictability and confidence in earnings forecasts are important parts of the selection process. Securities in which the fund invests have historically been more volatile than the Standard & Poor’s 500® Index (“S&P 500 Index”). In addition, companies that have an earnings growth ratio higher than that of the average S&P 500 Index company tend to reinvest their earnings rather than distribute them, so the fund is not likely to receive significant dividend income on its investments. The sub-adviser focuses on stocks of companies that have distinct attributes such as:

•	strong market position with a defensible franchise
•	unique marketing competence
•	strong research and development leading to superior new product flow
•	capable and disciplined management
Such companies generally trade at high prices relative to their current earnings.

The fund may invest up to 20% of its assets in the securities of foreign issuers.

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may do so without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Growth Opportunities: The fund’s sub-adviser, Morgan Stanley Investment Management Inc. (the “sub-adviser”), under normal circumstances, invests at least 80% of the fund’s assets in common stocks of mid cap companies. The sub-adviser seeks long-term capital growth by investing primarily in established and emerging companies with capitalizations within the range of companies included in the Russell Midcap® Growth Index, which as of December 31, 2011 was between $107.3 million and $19.3 billion.

The sub-adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The sub-adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward. The sub-adviser generally considers selling an investment when it determines the investment no longer satisfies its investment criteria.

The fund may also invest in common stocks and other equity securities of small-and large-sized companies, as well as preferred stocks, rights and warrants, and debt securities. The fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts, swaps, structured instruments and forward currency exchange contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks. Derivative instruments used by the fund will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

The sub-adviser may invest up to 25% of the fund's assets in securities of foreign companies, including issuers located in emerging market or developing countries. The sub-adviser considers an issuer to be from a particular country if (i) its principal securities trading market is in that country; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in that country; or (iii) it is organized under the laws of, or has a principal office in that country. By applying these tests, it is possible that a particular company could be deemed to be from more than one country. The securities in which the fund may invest may be denominated by U.S. dollars or in currencies other than U.S. dollars.

The fund may invest in privately placed securities and initial public offerings. The fund may also invest up to 10% of its assets in real estate investment trusts (“REITs”).

In times of stable or rising stock prices, the fund generally seeks to be fully invested in the instruments described above except that at least a small portion of fund assets generally will be held as cash, repurchase agreements, or cash equivalents to honor redemption requests and for other short-term needs. To the extent that fund assets are invested in cash equivalents, in times of rising market prices, the fund may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the fund can seek to “equitize” the cash portion of its assets and obtain performance that is equivalent to investing directly in equity securities.

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may do so without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.

Transamerica High Yield Bond: The fund’s sub-adviser, AEGON USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in high-yield/high-risk bonds (commonly known as “junk bonds”).

Junk bonds are high risk debt securities rated in medium or lower rating categories or determined by the sub-adviser to be of comparable quality.

The sub-adviser’s strategy is to seek to achieve yields as high as possible while seeking to manage risk. The sub-adviser uses a “top-down/bottom-up” approach in managing the fund’s assets. The “top-down” approach is to adjust the risk profile of the fund. The sub-adviser analyzes four factors that affect the movement of fixed-income bond prices which include: economic indicators; technical indicators that are specific to the high-yield market; investor sentiment and valuation. Analysis of these factors assists the sub-adviser in its decision regarding the fund’s portfolio allocations.

The sub-adviser has developed a proprietary credit model that is the foundation of its “bottom-up” analysis. The model tracks historical cash flow numbers and calculates credit financial ratios. Because high-yield companies are of higher financial risk, the sub-adviser does a thorough credit analysis of all companies in the fund’s portfolio, as well as all potential acquisitions.

Each potential buy and sell candidate is analyzed by the sub-adviser from both the “top-down” and “bottom-up” strategies. An industry may look attractive in one area, but not the other. They can review the results of their analysis and decide whether or not to proceed with a transaction.

The sub-adviser may sell fund securities when it determines there are changes in economic indicators, technical indicators or valuation.

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may do so without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.

Transamerica International: The fund’s sub-adviser, Neuberger Berman Management LLC (the “sub-adviser”), seeks to achieve the fund’s objective by investing the assets of the fund, under normal circumstances, primarily in common stocks of foreign companies of any size, including companies that are economically tied to developed and emerging industrialized markets. The fund will normally invest in a number of countries throughout the world and expects to be investing in more than three different foreign countries. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

The fund seeks to reduce risk by diversifying among many industries. Although it has the flexibility to invest a significant portion of its assets in one country or region, it generally intends to remain diversified across countries and geographical regions.

In picking stocks, the fund looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. Factors in identifying these firms may include strong fundamentals, such as attractive cash flows and balance sheets, as well as prices that are reasonable in light of projected returns. The fund also considers the outlooks for various countries and regions around the world, examining economic, market, social, and political conditions.

The fund follows a disciplined selling strategy and may sell a stock when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

The sub-adviser may seek to hedge a currency exposure resulting from securities positions when it finds the currency exposure unattractive. To the extent authorized by laws and regulations, the fund may also engage in borrowing and securities lending transactions and use derivatives.

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may do so without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.

Transamerica International Bond: The fund’s sub-adviser, J.P. Morgan Investment Management Inc. (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in high-quality bonds (with outstanding maturities of at least one year). A bond is deemed to be “high-quality” if it has a rating of AA- or higher from Standard & Poor’s Corporation (“S&P”) or Aa3 or higher from Moody’s Investors Service, Inc. (“Moody’s”) (or is an unrated security determined to be of comparable quality by the sub-adviser). In the case of split-rated securities, the sub-adviser will apply the highest of the ratings from S&P, Moody’s and any other nationally recognized rating agency when assigning credit ratings to the fixed-income securities in the fund. If the credit quality of an investment declines after initial purchase, the fund may continue to hold the investment at the discretion of the sub-adviser. Normally, the fund will primarily invest in government and corporate debt securities of issuers that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The fund may also invest up to 10% of its assets in emerging markets debt securities.

The sub-adviser determines whether to buy and sell securities for the fund by using a combination of fundamental research and bond and currency valuation models, including:

•	Economic/Political Fundamentals – The sub-adviser evaluates each country’s economic climate and political discipline for controlling deficits and inflation.
•	Expected Return – Using economic forecasts, the sub-adviser projects the expected return for each country.
•	Relative Value – By contrasting expected risks and returns for investments in each country, the sub-adviser selects those countries expected to produce the best return at reasonable risk.

Generally, the fund will purchase only bonds denominated in foreign currencies. The fund generally limits its use of hedging strategies that may minimize the effect of currency fluctuations. However, the fund may hedge up to 25% of its total assets into U.S. dollars when the portfolio manager considers the dollar to be attractive relative to foreign currencies.

The fund also may invest in options, futures contracts, options on futures contracts, and swap agreements, provided that such investments are in keeping with the fund’s investment objective.

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may do so without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.

This fund is non-diversified.

Transamerica International Equity: Under normal circumstances, the fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of foreign companies representing at least three countries other than the United States. The fund’s sub-adviser, Thompson, Siegel & Walmsley LLC (the “sub-adviser”), currently anticipates investing in at least 12 countries other than the United States. The sub-adviser will emphasize established companies in individual foreign markets and will attempt to stress companies and markets that it believes are undervalued. The fund expects capital growth to be the predominant component of its total return.

Generally, the fund will invest primarily in common stocks of established companies listed on foreign securities exchanges, but it may also invest in securities traded over-the-counter. Although the fund will emphasize larger, more seasoned or established companies, it may invest in companies of varying size as measured by assets, sales or market capitalization. The fund will invest primarily in securities of companies domiciled in developed countries, but may also invest in developing countries. The fund may invest up to 10% of its assets in securities of companies in developing countries. It is expected that investments will be diversified throughout the world and within markets in an effort to minimize specific country and currency risks.

The sub-adviser employs a relative value process utilizing a combination of quantitative and qualitative methods based on a four-factor valuation screen designed to outperform the Morgan Stanley Capital International EAFE Index. The initial universe consists of approximately 3,000 actively traded non-U.S. stocks. Parts one and two of the screen attempt to assess a company’s attractiveness based on cash flows relative to other international stocks and as compared to their industry or sector peers. The third factor considers the relative earnings prospects of the company. The fourth factor involves looking at the company’s recent price action. From the model, approximately 300 stocks are identified for further research. These are the stocks that rank the highest on the basis of these four factors combined. The sub-adviser generally limits its investment universe to those companies with a minimum of three years of operating history.

The sub-adviser’s analysts also perform rigorous fundamental analysis, exploring numerous factors that may affect the outlook for a company. They evaluate publicly available information including sell-side research, company filings, and trade periodicals. The analysts may speak with company management to hear their perspectives and outlook on pertinent business issues. They apply a consistent and disciplined review in a team environment that encourages critical thinking and analysis for each company considered for investment. A portfolio composed of 80-100 stocks is selected as a result of this process.

Established positions in the fund are ranked daily and are reviewed regularly in the same manner to re-examine their fundamental and valuation characteristics. The product team meets periodically to discuss each stock’s place in the fund. The sub-adviser employs a consistent sell discipline which includes a significant negative earnings revision, a stock being sold when the catalyst is no longer valid or another stock presents a more attractive opportunity.

The sub-adviser may use derivatives for a variety of purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments.

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may do so without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.

Transamerica International Equity Opportunities: The fund’s sub-adviser, MFS® Investment Management (the “sub-adviser”), seeks to achieve the fund’s objective (capital growth) by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets countries.

The fund normally invests primarily in equity securities of foreign companies, including emerging market equity securities. The fund may invest a large percentage of its assets in issuers in a single country, a small number of countries, or a particular geographic region.

In selecting investments for the fund, the sub-adviser is not constrained to any particular investment style. The sub-adviser may invest the fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. The sub-adviser may invest the fund’s assets in companies of any size.

The sub-adviser uses a “bottom-up” investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their current financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors may also be considered.

The issuer of a security or other investment is generally deemed to be economically tied to a particular country if (a) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (e) the issuer has 50% or more of its assets in that country; (f) the issuer is included in an index which is representative of that country; or (g) the issuer is exposed to the economic fortunes and risks of that country.

The sub-adviser may engage in active and frequent trading in pursuing the fund’s principal investment strategies.

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may do so without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.

Transamerica International Small Cap: The fund’s sub-adviser, Schroder Investment Management North America Inc. (the “sub-adviser”), invests, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in small-capitalization companies (generally those with market capitalizations, based on the number of shares readily available in the market, of $4 billion or less at the time of investment) that it believes offer the potential for capital appreciation. The fund invests primarily in the equity securities of small-cap companies located outside the United States.

The sub-adviser employs a fundamental investment approach that considers macroeconomic factors while focusing primarily on company-specific factors. These company-specific factors include the company’s potential for long-term growth, financial condition, quality of management, and sensitivity to cyclical factors, as well as the relative value of the company’s securities compared with those of other companies and the market as a whole. In selecting investments for the fund, the sub-adviser considers, among other things, whether a company is likely to have above-average earnings growth, whether its securities are attractively valued, and whether the company has any proprietary advantages. The sub-adviser generally sells a security when its market price approaches the sub-adviser’s estimate of fair value or when the sub-adviser identifies a significantly more attractive investment candidate.

The fund generally emphasizes developed markets in Europe and the Pacific, with a limited allocation to emerging markets. Stocks of emerging-markets countries can be substantially more volatile and substantially less liquid than those of both U.S. and more developed foreign markets.

The fund invests in companies that are smaller and less well-known than larger, more widely held companies. Small companies tend to be more vulnerable to adverse developments than larger companies. Small companies may have limited product lines, markets, or financial resources, or they may depend on a limited management group. Their securities may trade infrequently and in limited volumes. As a result, the prices of these securities may fluctuate more than the prices of securities of larger, more widely traded companies. Also, there may be less publicly available information about small companies or less market interest in their securities as compared with larger companies, and it may take longer for the prices of these securities to reflect the full value of their issuers’ earnings potential or assets.

It is important to note that market capitalization ranges change over time, and interpretations of size vary. Therefore, there is no standard definition of “small-cap” and definitions may change over time.

Besides investing in stocks of foreign companies, the fund may make other kinds of investments to achieve its objective.

The fund may invest in preferred stocks and closed-end investment companies that invest primarily in foreign securities. The fund may also invest in convertible securities and warrants.

The fund may invest, to a limited extent, in derivatives. Investments in derivatives may subject the fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The fund does not intend to use derivatives for speculation or for the purpose of leveraging, or magnifying, investment returns.

The fund may enter into forward foreign currency exchange contracts, which are a type of derivative contracts.

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may do so without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.

Transamerica International Value: The fund’s sub-adviser, Hansberger Global Investors, Inc. (the “sub-adviser”), seeks to achieve the fund’s investment objective by investing primarily in a diversified portfolio of stocks (including common stock, preferred stock and convertible securities) and debt obligations of companies and governments domiciled outside the U.S. which the sub-adviser believes are undervalued. Under normal market conditions, the fund will invest at least 80% of its net assets ((plus the amount of borrowings, if any, for investment purposes)) in issuers located in at least three countries other than the U.S. In selecting investments for the fund, the sub-adviser, by engaging in its own research and by reviewing research obtained through outside sources, seeks to identify securities of companies that have a market value which it believes is less than the company’s intrinsic value based on its long-term potential. The sub-adviser’s portfolio investment decisions rely heavily on a fundamental analysis of securities with a long-term investment perspective. The sub-adviser will also consider other factors in making portfolio investment decisions, including country and political risks and economic and market conditions.

The sub-adviser seeks to broaden the scope and increase the effectiveness of this fundamental analysis by searching for undervalued securities in many countries around the world. The sub-adviser generally sells a security if the price target is met, the company’s fundamentals change or if the sub-adviser believes a better investment opportunity exists.

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may do so without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.

Transamerica International Value Opportunities: The fund invests, under normal market circumstances, at least 75% of its assets in foreign securities or depository receipts of foreign securities of issuers that are located in a number of countries throughout the world. Foreign securities are issued by companies that conduct their principal business activities outside the United States, are organized under the laws of or maintain their principal place of business outside the United States, or whose securities are traded principally on exchanges outside the United States. The fund may invest in emerging markets.

The fund’s sub-adviser, Thornburg Investment Management, Inc. (the “sub-adviser”), intends to invest on an opportunistic basis, where it believes there is intrinsic value. The fund’s principal focus will be on traditional or basic value stocks. However, the fund’s portfolio may include stocks that the sub-adviser believes provide value in a broader or different context. The relative proportions of these different types of securities will vary over time. The fund ordinarily invests in stocks that may be depressed or reflect unfavorable market perceptions of company or industry fundamentals. The fund may invest in companies of any size, but invests primarily in the large and middle range of public company market capitalizations (i.e., companies with market capitalizations of $2 billion or more at the time of purchase). The fund may also invest in partnership interests.

The sub-adviser primarily uses individual issuer and industry analysis to make investment decisions. Value, for purposes of the fund’s selection criteria, relates both to current and to projected measures. Among the specific factors considered by the sub-adviser in identifying undervalued securities for inclusion in the fund are:

•	price/earnings ratio
•	price/book value
•	price/cash flow ratio
•	debt/capital ratio
•	dividend yield
•	dividend history
•	security and consistency of revenue stream
•	undervalued assets
•	relative earnings growth potential
•	industry growth potential
•	industry leadership
•	dividend growth potential
•	franchise value
•	potential for favorable developments

The fund typically makes equity investments in the following three types of companies:

•	Basic Value companies which, in the sub-adviser’s opinion, are financially sound companies with well established businesses whose stock is selling at low valuations relative to the companies’ net assets or potential earning power. These stocks may include energy and commodity companies.
•	Consistent Earner companies with steady earnings and dividend growth that are selling at attractive value and are priced below historical norms. Stocks in the category sometimes sell at premium valuations and sometimes at discount valuations. These stocks may include blue chip companies.
•	Emerging Franchises are value-priced companies that, in the sub-adviser’s opinion, are in the process of establishing a leading position in a product, service or market and which the sub-adviser expects will grow, or continue to grow, at an above-average rate. Under normal conditions, the proportion of the fund invested in companies of this type will be less than the proportions of the fund invested in Basic Value or Consistent Earner companies as described above. These stocks may include cellular technologies in emerging markets.

The fund may use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. The fund may conduct foreign currency transactions on a spot basis or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. The fund may also invest in other types of derivative instruments.

Debt obligations will be considered for investment when the sub-adviser believes them to be more attractive than equity alternatives. The fund may purchase debt obligations of any maturity and of any quality.

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may do so without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Large Cap Value: The fund’s sub-adviser, BlackRock Investment Management, LLC (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities, primarily common stock, of large cap companies. The fund considers a large cap company to be one which, at the time of purchase, has a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Value Index. As of December 31, 2011, the lowest market capitalization in this group was approximately $1.6 billion. The market capitalizations of companies in the index change with market conditions and the composition of the index.

The fund may invest in foreign securities that are represented by American Depositary Receipts. The fund may invest in convertible securities, preferred stocks, illiquid securities, and U.S. government debt securities.

The fund will seek to outperform the Russell 1000® Value Index by investing in equity securities that the sub-adviser believes are selling at below normal valuations. The fund emphasizes value-oriented investments.

In selecting securities for the fund from its benchmark universe, the sub-adviser uses a proprietary multi-factor quantitative model. The factors employed by the model include stock valuation, quality of earnings and potential future earnings growth. The sub-adviser looks for strong relative earnings growth, earnings quality and good relative valuation.

A company’s stock price relative to its earnings and book value, among other factors, is also examined — if the sub-adviser believes that a company is overvalued, it will not be considered as an investment for any fund. After the initial screening is done, the sub-adviser relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies the sub-adviser believes have strong, sustainable earnings growth with current momentum at attractive price valuations. “Fundamental analysis” is a method of stock market analysis that concentrates on “fundamental” information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

Because the fund generally will not hold all the stocks in its index, and because its investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the fund is not an “index” fund. In seeking to outperform the benchmark, however, the sub-adviser reviews potential investments using certain criteria that are based on the securities in the relevant index. These criteria currently include the following:

•	Relative price to earnings and price to book ratios
•	Stability and quality of earnings
•	Earnings momentum and growth

•	Weighted median market capitalization of the portfolio
•	Allocation among the economic sectors of the portfolio as compared to the applicable index
•	Weighted individual stocks within the applicable index

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may do so without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to the risk with respect to the depository institution holding the cash.

Transamerica Long/Short Strategy: The fund’s sub-adviser, J.P. Morgan Investment Management Inc. (the “sub-adviser”), employs a long-short equity strategy by investing the fund’s assets in long and short positions in equity securities selected from a universe of mid- to large capitalization stocks. The equity securities will have market characteristics and capitalizations similar to those included in the Russell 1000® Index and/or the Standard & Poor’s 500® Index at the time of purchase. In implementing its strategy, the fund invests primarily in common stocks, real estate investment trusts (REITs) and depositary receipts.

The fund purchases securities that the sub-adviser believes are undervalued and sells short securities that the sub-adviser believes are overvalued. The fund’s net equity market exposure will typically range from approximately 20% to 40%; however, in response to market conditions, the fund may adjust its equity market exposure. Under normal market conditions, the fund’s net long equity market exposure will not exceed 60% and its net short equity market exposure will not exceed 20%. Further, the fund’s gross equity market exposure is limited to 200%. The fund may hold a substantial portion of its total assets in cash when it holds significant short positions. By taking both long and short positions, the fund seeks to provide some protection in down markets when compared to a fund that takes only long positions.

Selling stocks short allows the fund to more fully exploit insights into stocks that the fund’s sub-adviser expects to underperform. Short sales involve the sale of a security which the fund does not own in hopes of purchasing the same security at a later date at a lower price. To make delivery to the buyer, the fund must borrow the security, and the fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the fund.

On behalf of the fund, the sub-adviser buys and sells, as well as shorts and covers shorts in, equity securities and derivatives on those securities according to its own policies, using the research and valuation rankings as a basis for its decisions. In general, the sub-adviser buys and covers shorts in equity securities that are identified as undervalued and considers selling or shorting them when they appear overvalued.

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market securities. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Managed Futures Strategy: Under normal circumstances, the fund’s sub-adviser, AQR Capital Management, LLC, (the “sub-adviser”) invests the fund’s assets primarily in a portfolio of futures contracts and futures-related instruments. The fund’s universe of investments currently includes more than 100 global developed and emerging market exchange-traded futures, futures-related instruments and forward contracts across four major asset classes (commodities, currencies, fixed income and equities); however, this universe of investments is subject to change under varying market conditions and as these instruments evolve over time.

The use of the term “positive absolute return” in the fund’s investment objective is intended to distinguish its investment objective from the relative returns sought by other mutual funds. Funds seeking relative returns are generally managed with a goal of outperforming an index of securities or an index of competitive funds. As a result, even if these funds are successful in achieving their investment objectives, their investment returns may be positive or negative and will tend to reflect the general direction of the securities markets. A “positive absolute return” seeks to earn a positive total return over a reasonable period of time regardless of market conditions or general market direction. However, while seeking to generate positive performance over a multi-year period of time, the fund may have positive or negative returns over shorter periods.

Generally, the fund invests in futures contracts and futures-related instruments including, but not limited to, global developed and emerging market equity index futures, global developed and emerging market currency forwards, commodity futures, swaps on commodity futures, global developed fixed income futures, bond futures and swaps on bond futures (collectively, the “Instruments”), either by investing directly in those Instruments, or indirectly by investing up to 25% of its total assets in a wholly-owned subsidiary of the fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”) that invests in those Instruments. There are no geographic limits on the market exposure of the fund’s assets. This flexibility allows the sub-adviser to look for investments or gain exposure to asset classes and markets around the world, including emerging markets, that it believes will enhance the fund’s ability to meet its objective.

The Subsidiary has the same investment objective as the fund and is advised by Transamerica Asset Management, Inc. and sub-advised by the sub-adviser. The Subsidiary, unlike the fund, may invest without limitation in commodities and other commodity-linked securities and derivative instruments, such as swaps and futures that provide exposure to the performance of the commodities markets. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is not subject to the investor protections of the 1940 Act. In addition, the Subsidiary may also invest in financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions.

The fund’s return is expected to be derived principally from changes in the value of securities and its portfolio is expected to consist principally of securities.

The sub-adviser uses proprietary quantitative models to identify price trends in equity, fixed-income, currency and commodity Instruments. Once a trend is determined, the fund will take either a long or short position in the given Instrument. When taking a “long” position, the fund purchases an instrument outright; when taking a “short” position, the fund sells an instrument that it does not own and must borrow to meet its settlement obligations. A “long” position will benefit from an increase in price of the underlying Instrument, while a “short” position will benefit from a decrease in price of the underlying Instrument. The size of the position taken will relate to the sub-adviser’s confidence in the trend continuing as well as the sub-adviser’s estimate of the Instrument’s risk. The sub-adviser generally expects that the fund will have exposure in long and short positions across all four major asset classes (commodities, currencies, fixed income and equities), but at any one time the fund may emphasize one or two of the asset classes or a limited number of exposures within an asset class.

Futures and forward contracts are contractual agreements to buy or sell a particular currency, commodity or financial instrument at a pre-determined price in the future. The fund’s use of futures contracts, forward contracts, swaps and certain other Instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an Instrument and results in increased volatility, which means the fund will have the potential for greater gains, as well as the potential for greater losses, than if the fund does not use Instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the fund’s exposure to an asset class and may cause the fund’s NAV to be volatile. For example, if the sub-adviser seeks to gain enhanced exposure to a specific asset class through an Instrument providing leveraged exposure to the class and that Instrument increases in value, the gain to the fund will be magnified; however, if that investment decreases in value, the loss to the fund will be magnified. A decline in the fund’s assets due to losses magnified by the Instruments providing leveraged exposure may require the fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the fund’s use of Instruments providing enhanced exposure will enable the fund to achieve its investment objective.

The sub-adviser expects the fund’s NAV over short-term periods to be volatile because of the significant use of Instruments that have a leveraging effect. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations over time. Rapid and dramatic price swings will result in high volatility. The fund’s returns are expected to be volatile; however, the sub-adviser, on average, will target an annualized volatility level for the fund of 10%. The sub-adviser expects that the fund’s targeted annualized forecasted volatility will typically range between 5% and 13%; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions. Actual or realized volatility can and will differ from the forecasted or target volatility described above.

As a result of the fund’s strategy, the fund may have highly leveraged exposure to one or more asset classes at times. The 1940 Act and the rules and interpretations thereunder impose certain limitations on the fund’s ability to use leverage; however, the fund is not subject to any additional limitations on its net long and short exposures. For example, the fund could hold instruments that provide five times the net return of a broad or narrow-based securities index. When taking into account derivative instruments and instruments with a maturity of one year or less at the time of acquisition, the fund’s strategy will result in frequent portfolio trading and high portfolio turnover (typically greater than 300%).

The fund may invest a significant portion of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments to serve as collateral for the positions the fund takes, to earn income, and for cash management purposes. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.

This fund is non-diversified.

Transamerica Mid Cap Value: The fund’s sub-adviser, J.P. Morgan Investment Management Inc. (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, at least 80% of net assets (plus the amount of borrowings, if any, for investment purposes) in common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the sub-adviser believes to be undervalued.

The fund will normally only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The fund may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities, which may take the form of depositary receipts.

The sub-adviser may use derivatives to hedge various market risks or to increase the fund’s income. The fund may also invest in master limited partnerships, although their use will not be a principal investment strategy. The fund may invest up to 15% of its net assets in real estate investment trusts (“REITs”).

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may do so without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Money Market: The fund’s sub-adviser, AEGON USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the fund’s objective by investing the fund’s assets in the following high quality, short-term U.S. dollar-denominated money market instruments:

•	short-term corporate obligations, including commercial paper, notes and bonds
•	obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities
•	obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks
•	repurchase agreements involving any of the securities mentioned above

Bank obligations purchased for the fund are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the fund are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the fund must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations.

As a money market fund, the fund tries to maintain a share price of $1.00, and must follow strict rules as to the credit quality, diversification and maturity of its investments. The fund invests in securities that, at the time of purchase, are rated by one or more rating agencies in the highest short-term rating category (or, with respect to not more than 3% of its total assets, in the second highest category) or, if not rated, are determined by the sub-adviser to be of equivalent quality. In addition, each security, at the time of purchase by the fund, has been determined by the sub-adviser to present minimal credit risk. The fund invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. The fund maintains a dollar-weighted average portfolio maturity of 60 days or less. The fund must comply with rules with respect to the fund’s weighted average life. The fund must also follow strict rules with respect to the liquidity of its portfolio securities, including daily and weekly liquidity requirements. Where required by these rules, the fund’s sub-adviser or Board will decide whether the security should be held or sold in the event of credit downgrades or certain other events occurring after purchase.

To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Multi-Managed Balanced: The fund has two sub-advisers. J.P. Morgan Investment Management Inc. (the “equity sub-adviser”) manages the equity component of the fund and BlackRock Financial Management, Inc. (the “fixed-income sub-adviser”) manages the fixed-income component of the fund.

The fund varies the percentage of assets invested in any one type of security in accordance with its sub-advisers’ interpretation of economic and market conditions, fiscal and monetary policy, and underlying securities values. Generally, the fund invests approximately 60% of its assets in equity securities and 40% of its assets in fixed-income and money market securities (investing at least 25% of its assets in fixed-income senior securities, including debt securities and preferred stocks).

•	Equity component – The equity sub-adviser seeks to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the equity component’s net assets in equity securities of large- and medium-capitalization U.S. companies. The fund may invest in foreign companies. The equity sub-adviser will normally keep the equity component as fully invested in equity securities as practicable. Industry by industry, the fund’s weightings are generally similar to those of the Standard & Poor’s 500® Index (“S&P 500 Index”). The equity sub-adviser normally does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500 Index.
•	Fixed income component – The fixed income component of the fund is normally invested primarily in investment grade debt securities and U.S. government obligations, mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities and mortgage-backed securities without government guarantees. Its dollar-weighted average effective maturity generally is between five and fifteen years (and does not exceed thirty years). The fund may also invest in U.S. Treasury and agency securities, municipal bonds, corporate bonds, asset-backed securities (including collateralized loan obligations, collateralized bond obligations and collateralized debt obligations), high quality, short-term obligations and repurchase agreements, and in securities of foreign issuers. The fund may invest in securities that are denominated in U.S. dollars and in foreign currencies. Up to 20% of the fixed income component may be invested in any or all of non-dollar securities, high yield debt securities (commonly known as “junk bonds”) and emerging market securities.

The fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate, total return and credit default swaps. These investment strategies may be employed to attempt to alter investment characteristics of the fund’s portfolio (including to attempt to mitigate risk of loss in some fashion, or “hedge”), but they also may be used to generate income.

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may do so without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Quality Value: The fund’s sub-adviser, Wellington Management Company, LLP (the “sub-adviser”), invests the fund’s assets, under normal circumstances, primarily in common stock and depositary receipts. Generally, less than 5% of fund assets will be invested in cash and cash equivalents subject to a maximum of 10% of fund assets. The fund will normally invest at least 90% of its assets in U.S. securities. Generally, the fund invests primarily in companies with market capitalizations greater than $10 billion, but may invest in companies with capitalizations between $2 and $10 billion at the time of purchase. The fund will generally hold 65 to 85 stocks. The largest weightings are given to companies the sub-adviser believes have the most upside return potential relative to downside risk.

The sub-adviser employs a bottom-up stock selection process that utilizes the sub-adviser’s proprietary, fundamental research in an effort to identify undervalued stocks that have the potential for significant longer-term rewards. The fund’s investment philosophy is based on the premise that high-quality companies in out-of-favor industries can generate strong returns on invested capital. Over the long term, these companies may drive strong performance with lower downside risk than the overall market. The sub-adviser believes that capital will typically leave out-of-favor industries. Over time, high-quality companies in out-of-favor industries can increase their market share at the expense of their weaker competitors and consolidate their industry. This may enable such companies to generate above-average return on capital and earnings growth with much less variability than other areas of the market. Since these companies are in out-of-favor industries, the market share leaders typically can be purchased at a discount to the market.

The investment process begins with an evaluation of capital spending relative to sales growth in the different industries in the market. The sub-adviser’s approach focuses on those industries where capital spending in the industry is below the growth rate in sales. The approach then intensively evaluates all the large cap companies (greater than $2 billion in market capitalization) in the industry. The sub-adviser focuses on the industry market share leaders and consolidators. From a financial perspective, the approach seeks to identify companies with a below-average debt/capital ratio relative to their industry, higher-than-average and improving return on capital, and market share leadership and trends. From a qualitative perspective, the approach emphasizes the strength and depth of management and a strong sustainable advantage in the form of a cost, customer, or competitive advantage. All companies that meet the sub-adviser’s valuation criteria (including, but not limited to, dividend yield and the potential for dividend increases, price/earnings ratio, price/sales ratio, book value, free cash flow, return on invested capital, and potential for improving return on invested capital) are ranked on a similar basis. In order to evaluate each company, all stocks are rated on the basis of upside return potential relative to downside risk over a 12- to 24-month period based on the fundamental and qualitative analysis of each company. Stocks are purchased when the upside return potential is estimated to be at least twice the downside risk. Stocks are generally sold when the upside return potential is estimated to be less than the downside risk.

The fund may invest up to 10% of its assets in non-U.S. securities.

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may do so without limit.

Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Real Return TIPS: The fund’s sub adviser, Pacific Investment Management Company LLC (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in Treasury Inflation Indexed Securities (also referred to as Treasury Inflation Protected Securities or “TIPS”) of varying maturities. TIPS may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Assets no invested in TIPS may be invested in other types of Fixed Income Instruments” include bonds, debt securities and other similar instruments by various U.S. and non-U.S. public- or private-sector entities.

Inflation protected indexed bonds are fixed-income securities that are structured to provide protection against inflation. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers (“CPIU”) as the inflation measure. “Real return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. The average portfolio duration of this fund normally varies within three years (plus or minus) of the duration of the Barclays Capital U.S. Treasury Inflation Protected Securities Index, as calculated by PIMCO, which as of December 31, 2011 was 7.15 years. Additional inflation protected investments may include inflation indexed bonds issued by agencies of the U.S. government, government sponsored enterprises, non U.S. governments, U.S. corporations and foreign companies.

Other investments may include mortgage-related securities, including stripped mortgage-related securities; and other fixed-income securities, including corporate bonds and notes, asset backed securities, money market instruments; and derivative instruments and forward commitments relating to the above securities.

The sub-adviser invests the fund’s assets primarily in investment grade debt securities, but may invest up to 10% of the assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, Fitch, or S&P or, if unrated, determined by the sub-adviser to be of comparable quality. The sub-adviser may invest up to 30% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging markets countries. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the fund's total assets. The fund may also invest up to 10% of its total assets in preferred stocks.

The fund may invest , without limitation, in derivative instruments, such as options, futures contracts or swaps, subject to applicable law and any other restrictions described in the fund's prospectus or SAI. The fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may do so without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Select Equity: The fund’s sub-adviser, Institutional Capital LLC (the “sub-adviser”), invests, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of U.S. large capitalization companies. The sub-adviser defines large capitalization companies as those with a market capitalization of at least $3 billion at the time of purchase. The fund will invest primarily in companies with market capitalizations greater than $3 billion at the time of purchase. Up to 20% of the fund’s assets may be invested in non-U.S. equity securities. The fund will typically hold between 25-30 stocks.

In selecting securities, the sub-adviser focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price and identifying catalysts that it expects will cause the market to recognize these discrepancies. Investments in equity securities may include, among others, dividend-paying securities, common stock, preferred stock, depositary receipts, convertible securities, warrants and rights.

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may do so without limit.

Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Short-Term Bond: The fund’s sub-adviser, AEGON USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in fixed-income securities. The fund's portfolio weighted average duration will typically range from 1 to 2.5 years.

Securities in which the fund may invest include:

•	short-term and intermediate-term investment-grade corporate obligations
•	obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities
•	mortgage-backed securities
•	asset-backed securities

The sub-adviser may also invest in bank obligations, collateralized mortgage obligations, foreign securities and hybrids.

Bank obligations purchased for the fund are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the fund are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign government securities purchased for the fund must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations the sub-adviser buys for the fund are determined by the fund manager to present minimal credit risks.

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may do so without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Small- & Mid-Cap Value Select: The fund’s sub-adviser, OppenheimerFunds, Inc. (the “sub-adviser”) seeks to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small-cap and mid-cap domestic and foreign issuers. The fund focuses on stocks of U.S. issuers having a market capitalization up to $13 billion. The fund considers small cap stocks to be stocks of issuers having a market capitalization under $3 billion and mid cap stocks to be stocks of issuers having a market capitalization between $3 billion and $13 billion. The fund has no fixed ratio for small cap and mid cap stocks in its portfolio, and while its focus is on stocks of U.S. companies, it may invest in stocks of small and mid cap foreign issuers as well. The fund emphasizes investment in equity securities of companies that the sub-adviser believes are undervalued in the marketplace.

In selecting securities for purchase or sale by the fund, the sub-adviser uses a “value” approach to investing. The fund’s portfolio manager searches for securities of companies believed to be undervalued in the marketplace, in relation to factors such as a company’s book value, sales, earnings, growth potential and cash flows. The portfolio manager selects securities one at a time, looking primarily at individual companies against the context of broad market factors. This is called a “bottom up” approach, and the portfolio manager uses fundamental company analysis to focus on particular companies before considering industry trends. The portfolio manager considers the following factors in assessing a company’s prospects: favorable supply/demand conditions for key products; development of new products or businesses; quality of management; competitive position in the marketplace; and allocation of capital.

The fund may also invest in preferred stocks and securities convertible into common stocks. Although they are debt securities, the sub-adviser considers some convertible securities to be “equity equivalents” because of the conversion feature, and their credit rating has less impact on the investment decision than in the case of other debt securities. Nevertheless, convertible securities are subject to both credit risk and interest rate risk. To the extent that the fund buys convertible securities (or other debt securities), it will focus primarily on investment grade securities, which pose less credit risk than other lower-grade securities. The fund can invest up to 5% of its total assets in below investment-grade debt securities (commonly known as “junk bonds”).

At times, the fund may increase the relative emphasis of its investments in a particular industry or industrial sector and it will then be subject to industry focus risk. To some extent, this risk is limited by the fund’s policy of not concentrating its assets in investments in any one industry.

To seek its investment objective, the fund can buy and sell futures contracts, put and call options, forward contracts and other derivatives. Some derivatives strategies could hedge the fund’s portfolio against price fluctuations. Other strategies would tend to increase the fund's exposure to the securities market. Forward contracts could be used to try to manage foreign currency risks on the fund’s foreign investments.

The fund may also invest in unseasoned companies and illiquid, restricted securities. The fund may have a high portfolio turnover rate.

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may do so without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Small Company Growth: The fund’s sub-adviser, Morgan Stanley Investment Management Inc. (the “sub-adviser”), invests, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small capitalization companies. A company is considered to be a small cap company if it has a total market capitalization at the time of purchase of $4 billion or less. The market capitalization limit is subject to adjustment annually based upon the sub-adviser’s assessment as to the capitalization range of companies which possess the fundamental characteristics of small cap companies.

The sub-adviser seeks long-term capital appreciation by normally investing primarily in growth-oriented equity securities of small capitalization companies. The sub-adviser invests primarily in established and emerging companies from a universe comprised of small cap companies, most with market capitalizations of generally less than $4 billion.

The fund seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The sub-adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward. The sub-adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The fund may invest up to 25% of its net assets in securities of foreign issuers including emerging market issuers or developing countries. The sub-adviser considers an issuer to be from a particular country if (i) its principal securities trading market is in that country; (ii) alone or on a consolidated basis it drives 50% or more of its annual revenue from goods produced, sales made or services performed in that country; or (iii) it is organized under the laws of, or has a principal office in that country. By applying these tests, it is possible that a particular company could be deemed to be from more than one country. The securities in which the fund may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars.

In anticipation of, or in response to, adverse market conditions or for cash management purposes, the fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts, swaps, structured products, and forward currency exchange contracts. Derivative instruments used by the fund will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may do so without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Small/Mid Cap Value: The fund’s sub-adviser, Systematic Financial Management L.P. (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in small- and mid-cap equity securities (U.S. Equity securities, ADRs and foreign securities trading on U.S. markets). The fund defines small- and mid-cap equities as companies whose market capitalization falls within the range of $100 million to $20 billion or within the range of the Russell 2500® Index, which as of December 31, 2011 was between $23 million and $9.7 billion, whichever is broader at the time of purchase.

The fund generally will invest in small- and mid-cap equities with valuation characteristics including low price/earnings and price/cash flow ratios. The sub-adviser’s security selection process generally favors companies with positive earnings dynamics, manageable debt levels and good cash flows. Trends in balance sheet items including inventories, accounts receivable, and payables are scrutinized as well. The sub-adviser also reviews the company’s products/services, market position, industry condition, financial and accounting policies and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

The fund may invest up to 10% of its total assets in the securities of foreign issuers, including ADRs and foreign securities trading on U.S. markets.

The sub-adviser employs a fully invested strategy. Therefore, under normal market conditions, cash and cash equivalents are generally less than 5% of the portfolio value.

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may do so without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Total Return: The fund’s sub-adviser, Pacific Investment Management Company LLC (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, at least 65% of the fund’s total assets in fixed-income securities of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

The average duration of this fund normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Index, as calculated by PIMCO, which as of December 31, 2011, was 4.98 years.

The sub-adviser invests the fund’s assets primarily in investment grade debt securities, but may invest up to 10% of the total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, Fitch, or S&P or, if unrated, determined by the sub-adviser to be of comparable quality. The sub-adviser may invest up to 30% of the fund’s total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging markets countries. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the fund’s total assets. The portfolio may invest in to-be-announced pass-through mortgage securities, which settle on a delayed delivery basis.

The fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage-or asset-backed securities. The fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The fund may engage in short sales. The fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the fund consists of income earned on the fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The fund may invest up to 10% of its total assets in preferred stock, convertible securities and other equity related securities.

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may do so without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Value: The fund’s sub-adviser, Third Avenue Management LLC (the “sub-adviser”), seeks to achieve the fund’s investment objective by investing, under normal circumstances, at least 80% of the fund’s assets in common stocks of U.S. and non-U.S. issuers.

The sub-adviser employs an opportunistic, “bottom-up” research process to identify companies that it believes to have strong balance sheets, competent managements, and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value.

The fund invests in companies regardless of market capitalization. The mix of investments at any time will depend on the industries and types of securities believed to represent the best values, consistent with the fund's investment strategies and restrictions.

The sub-adviser seeks to invest the fund’s assets in attractive equity investments, which generally exhibit four essential characteristics:

•	Strong Finances – the issuing company has a strong financial position, as evidenced by high-quality assets and a relative absence of significant liabilities.

•	Competent Management – the company’s management has a good track record as both owners and operators, and shares a common interest with outside, passive minority shareholders.
•	Understandable Business – comprehensive and meaningful financial and related information is available, providing reliable benchmarks to aid in understanding the company, its value and its dynamics.
•	Discount to Private Market Value – the market price lies substantially below a conservative valuation of the business as a private entity, or as a takeover candidate.

The fund may invest up to 15% of its assets in high-yield/high-risk fixed-income securities (commonly known as “junk bonds”) and other types of debt securities.

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may do so without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.

The fund is a non-diversified fund.

More on Risks of Investing in the Funds

Principal Investment Risks

The value of your investment in a fund changes with the values of that fund’s investments. Many factors can affect those values. The following provides additional information regarding the risks of investing in each fund as described at the front of the prospectus, as well as certain other risks. There is no guarantee that a fund will be able to achieve its investment objective. It is possible to lose money by investing in a fund.

Absence of Regulation: Certain funds may engage in over-the-counter (“OTC”) transactions. In general, there is less governmental regulation and supervision of transactions in the OTC markets than of transactions entered into on organized exchanges.

Active Trading: Certain funds are actively managed and may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for the shareholders holding shares in taxable accounts, would be subject to tax at ordinary income tax rates upon distribution.

Bank Obligations: To the extent a fund invests in U.S. bank obligations, the fund will be more susceptible to adverse events affecting U.S. banks. Banks are sensitive to changes in money market and general economic conditions. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability.

Cash Management and Defensive Investing: Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the fund will be subject to the credit risk of the depository institution holding the cash, it will not earn income on the cash and the fund’s yield will go down. To the extent that the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.

Commodities: Because a fund may invest in commodities or instruments whose performance is linked to the price of an underlying commodity or commodity index, a fund may be subject to the risks of investing in commodities. These types of risks include regulatory, economic and political developments, weather events and natural disasters, pestilence and market disruptions. A fund’s investment exposure to the commodities markets may subject the fund to greater volatility than investments in more traditional securities, such as stocks and bonds. Commodities and commodity-linked investments may be less liquid than other investments. Commodity-linked investments are subject to the credit risks associated with the issuer, and their values may decline substantially if the issuer's creditworthiness deteriorates.

To the extent a fund invests in companies principally engaged in the commodities industries (including the agriculture, energy, materials and commodity-related industrial sectors) (“commodity-related companies”), the fund will be subject to the risk factors particular to each such industry. Commodity-related companies can be significantly affected by events relating to international political and economic developments, energy conservation, the success of exploration projects, commodity prices, tax and other government regulations, and natural phenomena such as drought, floods and other adverse weather conditions and livestock disease. Cyclical industries can be significantly affected by import controls, worldwide competition, changes in consumer sentiment and spending, and companies engaged in such industries can be subject to liability for, among other things, environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. In addition, the commodities industries can be significantly affected by the level and volatility of commodity prices, which have historically been among the most volatile of international prices, often exceeding the volatility of exchange rates and interest rates. Investments in commodity-related companies are also subject to the risk that the performance of such companies may not correlate with broader equity market returns or with returns on commodity investments to the extent expected by a fund’s sub-adviser.

Conflicts of Interest: TAM and its affiliates are engaged in a variety of businesses and have interests other than that of managing the funds. The broad range of activities and interests of TAM and its affiliates gives rise to actual, potential and perceived conflicts of interest that could affect the funds and their shareholders.

TAM serves as investment adviser to certain funds of funds that invest in affiliated underlying funds, unaffiliated underlying funds, or a combination of both. TAM will receive more revenue to the extent it selects an affiliated fund rather than an unaffiliated fund for inclusion in a fund of funds. In addition, TAM, the sub-adviser or Portfolio Construction Manager of a fund of funds may have an incentive to allocate the fund of fund’s assets to those funds for which the fees paid to TAM or the sub-adviser are higher than the fees paid by other underlying funds or to those funds for which the sub-adviser serves as adviser.

TAM may have a financial incentive to propose certain changes to the funds. TAM may, from time to time, recommend a change in sub-adviser or a fund combination. TAM will benefit to the extent that an affiliated sub-adviser replaces an unaffiliated sub-adviser or additional assets are combined into a fund having a higher advisory fee and/or that is sub-advised by an affiliate of TAM. TAM will also benefit to the extent that it recommends replacing a sub-adviser with a new sub-adviser with a lower sub-advisory fee.

Convertible Securities: Convertible securities share investment characteristics of both fixed income and equity securities. However, the value of these securities tends to vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also tends to exhibit greater volatility than the underlying common stock. Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

Credit: If an obligor (such as the issuer itself or a party offering credit enhancement) for a security held by a fund fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy, a security’s credit rating is downgraded, or the credit quality or value of any underlying assets declines, the value of your investment in the fund could decline. A fund may incur expenses to protect the fund's interest in securities experiencing these events. If a fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the fund will be subject to the credit risk presented by the counterparty. Credit risk is broadly gauged by the credit ratings of the securities in which a fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB or Baa-/BBB-) may possess certain speculative characteristics.

A fund is subject to greater levels of credit risk to the extent it invests in below investment grade debt securities (that is, securities rated below Baa/BBB or unrated securities of comparable quality), or “junk bonds”. These securities have a higher risk of issuer default because, among other reasons, issuers of junk bonds often have more debt in relation to total capitalization than issuers of investment grade securities. Junk bonds are considered speculative, tend to be less liquid and are more difficult to value than higher rated securities and may involve significant risk of exposure to adverse conditions and negative sentiments. These securities may be in default or in danger of default as to principal and interest. Unrated securities of comparable quality share these risks.

A fund may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. A fund is more likely to suffer a credit loss on subordinated securities than on non-subordinated securities of the same issuer. If there is a default, bankruptcy or liquidation of the issuer, most subordinated securities are paid only if sufficient assets remain after payment of the issuer's non-subordinated securities. In addition, any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on subordinated securities.

Currency: The value of a fund’s securities denominated in foreign currencies fluctuates as the rates of exchange between those currencies and the U.S. dollar change. Currency rates in foreign countries can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. As a result, a fund’s investments in foreign currency denominated securities may reduce the returns of the fund.

Currency Hedging: A fund may use currency futures, forwards or options to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. These instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging instrument. Shifting a fund's currency exposure from one currency to another may remove a fund's opportunity to profit from the original currency and involves a risk of increased losses for a fund if the sub-adviser’s projection of future exchange rates is inaccurate.

Derivatives: Derivatives involve special risks and costs and may result in losses to a fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by a fund, especially in abnormal market conditions. Using derivatives can have a leveraging effect, which may increase investment losses and may increase fund volatility. Even a small investment in derivatives can have a disproportionate impact on a fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by a fund, especially in abnormal market conditions. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed-income securities. Derivatives also tend to involve greater liquidity risk and they may be difficult to value. A fund may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. A fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

Using derivatives, especially for non-hedging purposes, may involve greater risks to a fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund. Risks associated with the use of derivatives are magnified to the extent that a large portion of the fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

When a fund enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions, in accordance with applicable regulations. Such segregation will not limit the fund’s exposure to loss, however, and the fund will have investment risk with respect to both the derivative itself and the assets that have been segregated to cover the fund’s derivative exposure. If the segregated assets represent a large portion of the fund’s portfolio, this may impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

Some derivatives may be difficult to value, or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. A fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. A fund’s sub-adviser may not make use of derivatives for a variety of reasons.

Risks associated with the use of derivatives are magnified to the extent that a large portion of a fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

Distressed or Defaulted Securities: Investments in defaulted securities and obligations of distressed issuers, including securities that are, or may be, involved in reorganizations or other financial restructurings, either out of court or in bankruptcy, involve substantial risks and are considered speculative. A fund may suffer significant losses if a reorganization or restructuring is not completed as anticipated. A fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. Repayment of defaulted securities and obligations of distressed issuers is subject to significant uncertainties. Distressed or defaulted securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

Emerging Markets: Investments in the securities of issuers located in or principally doing business in emerging markets bear foreign securities risks. The risks associated with investing in emerging markets are greater than investing in developed foreign markets. Emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Emerging market countries may have policies that restrict investment by foreigners or that prevent foreign investors from withdrawing their money at will. Low trading volumes may result in a lack of liquidity and in extreme price volatility. A fund investing in emerging markets countries may be required to establish special custody or other arrangements before investing. An investment in emerging market securities should be considered speculative.

Equity Securities: Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and, consequently, may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. Because a company’s equity securities rank junior in priority to the interests of bond holders and other creditors, a company’s equity securities will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. If the market prices of the equity securities owned by a fund fall, the value of your investment in the fund will decline.

Exchange Traded Funds (“ETFs”): ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. ETFs typically seek to track an index, a commodity or a basket of assets like an index fund, but trade like a stock on an exchange. A fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade at a discount to their net asset value; (ii) an active trading market for an ETF’s share may not develop or be maintained; or (iii) trading of an ETF’s share may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Expenses: Your actual costs of investing in a fund may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Fixed-Income Securities: The market prices of fixed-income securities may fall due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the market value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

If interest rates rise, repayments of fixed-income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer. This is sometimes referred to as extension risk.

Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, a fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. This is sometimes referred to as prepayment or call risk.

Focused Investing: To the extent a fund invests in one or more countries, regions, sectors or industries, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries or issuers. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.

Foreign Securities: Investments in foreign securities (including those denominated in U.S. dollars) are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies. Values may also be affected by restrictions on receiving the investment proceeds from a foreign country.

Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Some securities issued by non-U.S. governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a government, it may be difficult for the fund to pursue its rights against the government. Some non-U.S. governments have defaulted on principal and interest payments. In addition, a fund’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to non-U.S. withholding taxes, and special U.S. tax considerations may apply.

American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”) are generally subject to the same risks as direct investments in foreign securities.

Growth Stocks: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to larger price swings or to adverse developments. Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

High-Yield Debt Securities: High-yield debt securities, commonly referred to as “junk bonds,” are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, are determined to be below investment grade by the sub-adviser. High-yield debt securities have a higher risk of issuer default because, among other reasons, issuers of junk bonds often have more debt in relation to total capitalization than issuers of investment grade securities. These securities are considered speculative, tend to be less liquid and are more difficult to value than higher rated securities and may involve major risk of exposure to adverse conditions and negative sentiments. These securities may be in default or in danger of default as to principal and interest. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or in bankruptcy. A fund with high-yield debt securities may be more susceptible to credit risk and market risk than a fund that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. High-yield securities are not generally meant for short-term investing. Unrated securities of comparable quality share these risks.

Hybrid Instruments: Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, commodities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose a fund to leverage risks or carry liquidity risks.

Industry Concentration: Certain funds may concentrate their investments in specific industry. Concentration in a particular industry subjects a fund to the risks associated with that industry. As a result, the fund may be subject to greater price volatility and risk of loss as a result of adverse economic, business or other developments affecting that industry than funds investing in a broader range of industries.

Inflation-Protected Securities: Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. Also, the inflation index utilized by a particular inflation-protected security may not accurately reflect the true rate of inflation, in which case the market value of the security could be adversely affected.

Interest Rate (Transamerica Money Market): The interest rates on short-term obligations held in the fund’s portfolio will vary, rising or falling with short-term interest rates generally. The fund’s yield will tend to lag behind general changes in interest rates.

The ability of the fund’s yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

Interest Rate: When interest rates rise, the value of fixed income securities generally falls. A change in interest rates will not have the same impact on all fixed-income securities. Generally, the longer the maturity or duration of a fixed-income security, the greater the impact of a rise in interest rates on the security’s value. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the income received by a fund, and the fund’s yield, may decline.

Certain fixed-income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change. A fund’s yield may decline due to a decrease in market interest rates.

Inflation protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

Investment Companies: To the extent that an underlying fund invests in other investment companies such as Exchange-Traded Funds (“ETFs”), it bears its pro rata share of these investment companies’ expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

Investments by Asset Allocation Funds: Transamerica Asset Allocation – Conservative Portfolio, Transamerica Asset Allocation – Growth Portfolio, Transamerica Asset Allocation – Moderate Growth Portfolio, Transamerica Asset Allocation – Moderate Portfolio, Transamerica Multi-Manager Alternative Strategies Portfolio and Transamerica Multi-Manager International Portfolio, each separate series of Transamerica Funds, as well as Transamerica Asset Allocation – Conservative VP, Transamerica Asset Allocation – Growth VP, Transamerica Asset Allocation – Moderate Growth VP, Transamerica Asset Allocation – Moderate VP, Transamerica BlackRock Tactical Allocation VP, Transamerica International Moderate Growth VP, Transamerica Madison Balanced Allocation VP, Transamerica Madison Conservative Allocation VP, and Transamerica Madison Moderate Growth Allocation VP, each separate series of Transamerica Series Trust, are asset allocation funds (the “Asset Allocation Funds”) that invest in underlying series of Transamerica Funds and may own a significant portion of the shares of an underlying fund.

Transactions by the Asset Allocation Funds may be disruptive to the management of an underlying fund. An underlying fund may experience large redemptions or investments due to transactions in fund shares by the Asset Allocation Funds. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on an underlying fund's performance. In the event of such redemptions or investments, an underlying fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase an underlying fund's brokerage and/or other transaction costs. In addition, when the Asset Allocation Funds own a substantial portion of an underlying fund's shares, a large redemption by an Asset Allocation Fund could cause actual expenses to increase, or could result in the underlying fund's current expenses being allocated over a smaller asset base, leading to an increase in the underlying fund's expense ratio. Redemptions of underlying fund shares could also accelerate the realization of taxable capital gains in an underlying fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when an Asset Allocation Fund purchases, redeems, or owns a substantial portion of an underlying fund's shares.

When possible, TAM and the Asset Allocation Funds’ Portfolio Construction Manager will consider how to minimize these potential adverse effects, and may take such actions as it deems appropriate to address potential adverse effects, including carrying out the transactions over a period of time, although there can be no assurance that such actions will be successful.

IPOs: Securities offered in initial public offerings (IPOs) are subject to many of the same risks of investing in companies with smaller market capitalizations and often to a heightened degree. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, a fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to a fund.

Leveraging: The value of your investment may be more volatile to the extent the fund borrows or uses derivatives or other investments that have a leveraging effect on the fund. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. A fund may enter into certain transactions, including reverse repurchase agreements and sale-buybacks, that can be viewed as constituting a form of borrowing by the fund.

Liquidity: Liquidity risk exists when particular investments are difficult to sell. Although most of a fund's securities must be liquid at the time of investment, securities may become illiquid after purchase by the fund, particularly during periods of market turmoil. When a fund holds illiquid investments, the fund's investments may be harder to value, especially in changing markets, and if the fund is forced to sell these investments to meet redemptions or for other cash needs, the fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, a fund, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector.

Loans: Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, a fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan.

A fund may invest in certain commercial loans, including loans generally known as “syndicated bank loans,” by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a fund’s ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet a fund’s liquidity needs. When purchasing a participation, a fund may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a fund acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution’s interests with respect to a loan may involve additional risks to a fund.

Manager: The sub-adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the sub-adviser in this process may not produce the desired results.

Market: The market prices of the fund’s securities may go down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the fund fall, the value of your investment in the fund will decline. The value of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. The fund may experience a substantial or complete loss on any individual security. The equity and debt capital markets in the U.S. and internationally have experienced unprecedented volatility. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities; in particular, the values of some sovereign debt and of securities of issuers that purchase sovereign debt have fallen, credit has become more scarce worldwide and there has been significant uncertainty in the markets. This environment could make identifying investment risks and opportunities especially difficult for a sub-adviser. These market conditions may continue or get worse. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken various steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

Changes in market conditions will not have the same impact on all types of securities. The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer.

Medium Capitalization Companies: Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of medium capitalization companies generally are more volatile and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

Mortgage-Related and Asset-Backed Securities: The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae (formally known as Federal National Mortgage Association) or Freddie Mac (formally known as Federal Home Loan Mortgage Corporation) or by agencies of the U.S. government, such as the Government National Mortgage Association (“Ginnie Mae”). Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest.

The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. For mortgage-backed securities, when market conditions result in an increase in the default rates on the underlying mortgages and the foreclosure values of the underlying real estate are below the outstanding amount of the underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful.

Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.

Non-Diversification: A fund that is classified as “non-diversified” means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in fewer issuers, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence or other negative events affecting those issuers.

Portfolio Selection: The value of your investment may decrease if the sub-adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates is incorrect.

Precious Metals-Related Securities: Investments in precious metals-related securities are considered speculative and are affected by a variety of worldwide economic, financial and political factors. Prices of precious metals and of precious metals-related securities historically have been very volatile. The high volatility of precious metals prices may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

Preferred Stock: Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of the company’s common stock, dividends and a fixed share of the proceeds resulting from any liquidation of the company. Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. Preferred stocks may pay fixed or adjustable rates of return. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Preferred stock does not generally carry voting rights.

Prepayment or Call: Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if a fund holds a fixed income security subject to prepayment or call risk, it may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, a fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. This may adversely affect a fund’s net asset value. In addition, if a fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment.

REITs: Investing in real estate investment trusts (“REITs”) involves unique risks. When a fund invests REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants’ failure to pay rent or poor management. A REIT’s performance also depends on the company’s ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. REITs are subject to a number of highly technical tax-related rules and requirements. Loss of status as a qualified REIT, or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

Real Estate Securities: Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks may include, without limitation:

•	declining real estate value
•	risks relating to general and local economic conditions
•	over-building
•	increased competition for assets in local and regional markets
•	increases in property taxes
•	increases in operating expenses or interest rates

•	change in neighborhood value or the appeal of properties to tenants
•	insufficient levels of occupancy
•	inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

Redemption (Transamerica Money Market): The fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. The redemption by one or more large shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund. If the fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the fund's ability to maintain a stable $1.00 share price may be affected. In addition, the fund may suspend redemptions when permitted by applicable regulations.

Repurchase Agreements: Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. If the other party to a repurchase agreement defaults on its obligation, a fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, a fund could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, a fund’s ability to dispose of the underlying securities may be restricted.

Rule 144A and Privately Placed Securities: “Rule 144A” and other privately placed securities are securities that are not registered for sale to the public and thus are considered “restricted.” They may only be resold to certain qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A security held by a fund could adversely affect the marketability of such security and a fund might be unable to dispose of such security promptly or at reasonable prices.

Securities Lending: Each fund, except as noted below, and each of the Asset Allocation Funds, may lend securities to other financial institutions that provide cash or other securities as collateral. When a fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for a fund.

Transamerica AEGON Money Market does not participate in securities lending.

Short Sales: A short sale may be effected by selling a security that a fund does not own. In order to deliver the security to the purchaser, a fund borrows the security, typically from a broker-dealer or an institutional investor. A fund later closes out the position by returning the security to the lender. If the price of the security sold short increases, a fund would incur a loss; conversely, if the price declines, a fund will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. A fund's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if a fund held only long positions. A fund may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.

A short sale may also be effected “against the box” if, at all times when the short position is open, a fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that a fund were to sell securities short “against the box” and the price of such securities were to then increase rather than decrease, a fund would forego the potential realization of the increased value of the shares sold short.

Small- and Medium Capitalization Companies: Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses. Smaller capitalization companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

Small Capitalization Companies: Investing in small capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of small capitalization companies generally are more volatile than those of larger capitalization companies and are more likely to be adversely affected than larger capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses. Small capitalization companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

Sovereign Debt: Sovereign debt instruments, which are debt obligations issued or guaranteed by a foreign governmental entity, are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on debt that it has issued or guaranteed, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, relationships with other lenders such as commercial banks, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans, or it may ask for forgiveness of interest or principal on its existing debt. On the other hand, a governmental entity may be unwilling to renegotiate the terms of its sovereign debt. There may be no established legal process for a U.S. bondholder (such as the fund) to enforce its rights against a governmental entity that does not fulfill its obligations, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Certain countries in Europe currently have large sovereign debts and/or fiscal deficits which has led to significant uncertainties in the market as to whether or not the governments of those countries will be able pay in full and on time the amounts due in respect of those debts.

Structured Instruments: A fund may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. These may include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued. For structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Structured instruments are often subject to heightened liquidity risk. Structured instruments may behave in ways not anticipated by the fund, or they may not receive tax, accounting or regulatory treatment anticipated by the fund.

Subsidiary: By investing in the Subsidiary, the fund will be indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments that will be held by the Subsidiary are generally similar to those that are permitted to be held by the fund and will be subject to the same risks that apply to similar investments if held directly by the fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act, and, unless otherwise noted in this prospectus, is not subject to the investor protections of the Investment Company Act. The fund relies on a private letter ruling from the Internal Revenue Service (the “IRS”) with respect to the investment in the Subsidiary. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the fund.

Tax: In order to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code, the fund must meet certain requirements regarding, among other things, the composition of its income. Any income the fund derives from investments in certain hard asset ETFs, such as certain commodity ETFs, and from other non-qualifying sources must be limited to a maximum of 10% of the fund’s gross income. If the fund fails to meet the 10% requirement, the fund may be disqualified as a RIC, which case it would be subject to federal income tax on its net income at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income might also be taxable to shareholders as an ordinary dividend to the extent attributable to the fund's earnings and profits. If the fund were to fail to qualify as a RIC, shareholders of the fund could realize significantly diminished returns from their investment in the fund. In the alternative, the fund may be able to preserve its RIC qualification under those circumstances by meeting certain conditions, in which case it would be subject to a tax equal to the amount by which the income from non-qualifying sources exceeds the 10% limit.

U.S. Government Agency Obligations: Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, such as securities issued by Federal Home Loan Banks and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government sponsored entities in the future.

Valuation: Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ — higher or lower — from the fund's last valuation, and such differences could be significant, particularly for illiquid securities, securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or greater or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different valuation methodology.

Value Investing: The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. A fund may underperform other equity funds that use different investing styles. A fund may also underperform other equity funds using the value style. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Warrants and Rights: Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

Yield (Transamerica Money Market): The fund invests in short-term money market instruments. As a result, the amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low, the fund's expenses could absorb all or a significant portion of the fund's income, and, if a fund's expenses exceed the fund's income, a fund may be unable to maintain its $1.00 share price. If interest rates increase, a fund's yield may not increase proportionately. For example, TAM may discontinue any temporary voluntary fee limitation or recoup expenses previously forgone or reimbursed. The recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on a fund's yield. Under these new regulations, the fund may be required to maintain greater liquidity based on characteristics and anticipated liquidity needs of its shareholders and may have a lower yield than money market funds with a different shareholder base.

Please note that there are other factors that could adversely affect your investment in a fund and that could prevent the fund from achieving its investment objective. More information about risks appears in the Statement of Additional Information. Before investing, you should carefully consider the risks that you will assume.

Shareholder Information

Investment Adviser

The Board of Trustees is responsible for overseeing the management and business affairs of Transamerica Funds. It oversees the operation of Transamerica Funds by its officers. It also reviews the management of each fund’s assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of Transamerica Funds is contained in the Statement of Additional Information (“SAI”).

Transamerica Asset Management, Inc. (“TAM”), located at 570 Carillon Parkway, St. Petersburg, FL 33716, serves as investment adviser for Transamerica Funds. TAM is responsible for the day-to-day management of Transamerica Multi-Manager Alternative Strategies Portfolio. For each of the other funds, TAM currently hires investment sub-advisers to furnish investment advice and recommendations and has entered into a sub-advisory agreement with each fund's sub-adviser. The investment adviser also oversees the sub-advisers and monitors the sub-advisers' buying and selling of portfolio securities and investment performance. TAM is paid investment advisory fees for its service as investment adviser to each fund. These fees are calculated on the average daily net assets of each fund.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (“Western Reserve”) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Each fund may rely on an Order from the SEC (Release IC- 23379 dated August 5, 1998) that permits Transamerica Funds and its investment adviser, TAM, subject to certain conditions, and without the approval of shareholders to:

(1)	employ a new unaffiliated sub-adviser for a fund pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;
(2)	materially change the terms of any sub-advisory agreement; and
(3)	continue the employment of an existing sub-adviser on sub-advisory contract terms where a contract has been assigned because of a change of control of the sub-adviser.

Pursuant to the Order, each fund has agreed to provide certain information about new sub-advisers and new sub-advisory agreements to its shareholders.

Advisory Fees Paid for the Fiscal Year Ended October 31, 2011

Each fund paid the following advisory fee as a percentage of its average daily net assets:

Name of Fund	Advisory Fee
Transamerica Bond	0.64%
Transamerica Capital Growth	0.76%
Transamerica Commodity Strategy	0.61%
Transamerica Core Bond	0.42%
Transamerica Developing Markets Debt	0.93%
Transamerica Developing Markets Equity	1.11%
Transamerica Diversified Equity	0.56%
Transamerica Emerging Markets	1.14%
Transamerica Flexible Income	0.47%
Transamerica Global Allocation	0.74%
Transamerica Global Macro	1.35%
Transamerica Global Real Estate Securities	0.80%
Transamerica Growth	0.76%
Transamerica Growth Opportunities	0.78%
Transamerica High Yield Bond	0.57%

Name of Fund	Advisory Fee
Transamerica International	0.96%
Transamerica International Bond	0.52%
Transamerica International Equity Opportunities	0.88%
Transamerica International Small Cap	1.04%
Transamerica International Value	0.86%
Transamerica International Value Opportunities	0.99%
Transamerica Large Cap Value	0.78%
Transamerica Long/Short Strategy	1.32%
Transamerica Managed Futures Strategy	1.10%
Transamerica Mid Cap Value	0.83%
Transamerica Money Market	0.00%
Transamerica Multi-Managed Balanced	0.63%
Transamerica Quality Value	0.69%
Transamerica Real Return TIPS	0.66%
Transamerica Short-Term Bond	0.47%
Transamerica Small/Mid Cap Value	0.79%
Transamerica Small Company Growth	0.95%
Transamerica Small- & Mid-Cap Value Select	0.91%
Transamerica Total Return	0.66%
Transamerica Value	0.80%

As of the date of this prospectus, Transamerica Arbitrage Strategy had not operated for a full fiscal year, so no advisory fee is shown. Advisory fees are 1.05% of the first $50 million; 1.00% in excess of $50 million.

As of the date of this prospectus, Transamerica Emerging Markets Debt had not operated for a full fiscal year, so no advisory fee is shown. Advisory fees are 0.60% of the first $400 million; 0.58% in excess of $400 million.

As of the date of this prospectus, Transamerica International Equity had not operated for a full fiscal year, so no advisory fee is shown. Advisory fees are 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; 0.725% over $500 million up to $1 billion; 0.70% in excess of $1 billion.

As of the date of this prospectus, Transamerica Select Equity had not operated for a full fiscal year, so no advisory fee is shown. Advisory fees are 0.80% of the first $200 million; 0.74% over $200 million up to $500 million; 0.69% over $500 million up to $1 billion; 0.67% over $1 billion up to $1.5 billion; 0.62% in excess of $1.5 billion.

Advisory Fee Changes During the Fiscal Year

Transamerica Bond: Effective July 1, 2011, the advisory fee is 0.675% of the first $200 million; 0.625% over $200 million up to $750 million; and 0.575% in excess of $750 million. Prior to July 1, 2011, the advisory fee was 0.675% of the first $200 million; 0.625% over $200 million up to $750 million; and 0.60% in excess of $750 million.

Transamerica Global Macro: Effective July 1, 2011, the advisory fee is 1.25% of the first $300 million; and 1.20% in excess of $300 million. Prior to July 1, 2011, the advisory fee was 1.40% of the first $150 million; 1.30% over $150 million up to $300 million; and 1.20% in excess of $300 million.

Transamerica Long/Short Strategy: Effective January 6, 2011, the advisory fee is 1.30% of the fund’s average daily net assets. Prior to January 6, 2011, the advisory fee was 1.40% of the fund’s average daily net assets.

A discussion regarding the Board of Trustees’ approval of each fund’s investment advisory agreement is available in each fund’s annual report for the fiscal year ended October 31, 2011, except Transamerica Managed Futures Strategy, Transamerica International Equity and Transamerica Quality Value. A discussion regarding the Board of Trustees’ approval for Transamerica Managed Futures Strategy is available in the fund’s annual report for the fiscal year ended October 31, 2010. A discussion regarding the Board of Trustees’ approval for Transamerica International Equity and Transamerica Quality Value is available in each fund’s semi-annual report for the fiscal period ended April 30, 2011.

Sub-Advisers

Pursuant to an Investment Sub-advisory Agreement between TAM and each sub-adviser on behalf of the respective funds listed below, each sub-adviser shall make investment decisions, buy and sell securities for the fund, conduct research that leads to these purchase and sale decisions, and pay broker-dealers a commission for these trades (which can include payments for research and brokerage services).

Each sub-adviser receives compensation from TAM.

Fund	Sub-Adviser	Sub-Adviser Address
Transamerica Flexible Income	AEGON USA Investment Management, LLC	4333 Edgewood Road NE Cedar Rapids, IA 52499
Transamerica High Yield Bond
Transamerica Money Market
Transamerica Short-Term Bond

Transamerica Managed Futures Strategy	AQR Capital Management, LLC	Two Greenwich Plaza. 3rd Floor Greenwich, CT 06830

Transamerica Multi-Managed Balanced Transamerica Global Allocation Transamerica Large Cap Value	BlackRock Financial Management, Inc.	55 East 52nd Street New York, NY 10055
	BlackRock Investment Management, LLC	1 University Square Drive Princeton, NJ 08540-6455

Transamerica Global Real Estate Securities	CBRE Clarion Securities LLC	201 King of Prussia Road Suite 600 Radnor, PA 19087

Transamerica Global Macro	First Quadrant, L.P.	800 E. Colorado Boulevard Suite 900 Pasadena, CA 91101

Transamerica Commodity Strategy	Goldman Sachs Asset Management, L.P.	200 West Street New York, NY 10282

Transamerica International Value	Hansberger Global Investors, Inc.	401 East Las Olas Blvd., Suite 1700 Ft. Lauderdale, FL 33301

Transamerica Growth	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

Transamerica Core Bond	J.P. Morgan Investment Management Inc.	270 Park Avenue New York, NY 10017
Transamerica International Bond
Transamerica Long/Short Strategy
Transamerica Mid Cap Value
Transamerica Multi-Managed Balanced

Transamerica Emerging Markets Debt	Logan Circle Partners, LP	1717 Arch Street Suite 1500 Philadelphia, PA 19103

Transamerica Bond	Loomis, Sayles & Company, L.P.	One Financial Center Boston, MA 02111

Fund	Sub-Adviser	Sub-Adviser Address
Transamerica International Equity Opportunities	MFS ® Investment Management	500 Boylston Street Boston, MA 02116

Transamerica Capital Growth	Morgan Stanley Investment Management Inc.	522 Fifth Avenue New York, NY 10036
Transamerica Developing Markets Debt
Transamerica Growth Opportunities
Transamerica Small Company Growth

Transamerica International	Neuberger Berman Management LLC	605 Third Avenue, 2nd Floor New York, NY 10158

Transamerica Developing Markets Equity	OppenheimerFunds, Inc.	Two World Financial Center 225 Liberty Street 11th Floor New York, NY 10281
Transamerica Small- & Mid-Cap Value Select

Transamerica Real Return TIPS	Pacific Investment Management Company LLC	840 Newport Center Drive Newport Beach, CA 92660
Transamerica Total Return

Transamerica International Small Cap	Schroder Investment Management North America Inc.	875 Third Avenue 22nd Floor New York, NY 10022

Transamerica Select Equity	Institutional Capital LLC	225 West Wacker Drive Suite 2400 Chicago, IL 60606

Transamerica Small/Mid Cap Value	Systematic Financial Management L.P.	300 Frank W. Burr Blvd. Glenpointe East 7th Floor Teaneck, NJ 07666

Transamerica Value	Third Avenue Management LLC	622 Third Avenue 31st Floor New York, NY 10017

Transamerica International Value Opportunities	Thornburg Investment Management, Inc.	2300 North Ridgetop Road Santa Fe, NM 87506

Transamerica International Equity	Thompson, Siegel & Walmsley LLC	6806 Paragon Place Suite 300 Richmond, VA 23230

Transamerica Arbitrage Strategy	Water Island Capital, LLC	41 Madison Avenue 42nd Floor New York, NY 10010

Transamerica Diversified Equity	Wellington Management Company, LLP	280 Congress Street Boston, MA 02210
Transamerica Emerging Markets
Transamerica Quality Value

Further Information About Each Sub-adviser

AQR Capital Management, LLC, a wholly-owned subsidiary of AQR Capital Management Holdings, LLC, has been a registered investment adviser since May 1998. As of December 31, 2011, AQR Capital Management, LLC has approximately $43.6 billion in total assets under management.

AEGON USA Investment Management, LLC, a subsidiary of AEGON N.V., has been a registered investment adviser since December 2001. As of December 31, 2011, AEGON USA Investment Management, LLC has approximately $112.8 billion in total assets under management.

BlackRock Investment Management, LLC, a subsidiary of BlackRock, Inc., has been a registered investment adviser since 1988. As of December 31, 2011, BlackRock Investment Management, LLC has approximately $3.51 trillion in total assets under management.

CBRE Clarion Securities LLC, a subsidiary of CBRE Group, Inc., has been a registered investment adviser since 1969*. As of December 31, 2011, CBRE Clarion Securities LLC has approximately $19.6 billion in total assets under management.

*Predecessor firm

First Quadrant, L.P., a subsidiary of Affiliated Managers Group, has been a registered investment adviser since 1996. As of December 31, 2011, First Quadrant, L.P. has approximately $16.72 billion in total assets under management.*

* Includes market values for fully funded portfolios and the notional values for margin funded portfolios all actively managed by First Quadrant and non-discretionary portfolios managed by joint venture partners using First Quadrant LP investment signals. First Quadrant is defined in this context as the combination of all discretionary portfolios of First Quadrant LP and it joint venture partner, but only wherein FQ has full investment over the portfolios. Based on preliminary figures.

Goldman Sachs Asset Management, L.P., an affiliate of Goldman Sachs & Co., has been a registered investment adviser since 1990. As of December 31, 2011, Goldman Sachs Asset Management, L.P. has approximately $705.8 billion in total assets under management.

Hansberger Global Investors, Inc., a direct subsidiary of Hansberger Group, Inc. and an indirect wholly owned subsidiary of Natixis Global Asset Management, L.P., has been a registered investment adviser since 1994. As of December 31, 2011, Hansberger Global Investors, Inc. has approximately $6.5 billion in total assets under management.

Jennison Associates LLC is an indirect wholly-owned subsidiary of Prudential Financial, Inc. Jennison Associates LLC (including its predecessor, Jennison Associates Capital Corp.), has been a registered investment adviser since 1969. As of December 31, 2011, Jennison Associates LLC has approximately $135 billion in total assets under management.

J.P. Morgan Investment Management Inc. is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company. As of December 31, 2011, J.P. Morgan Investment Management Inc. and its affiliates has $1.336 trillion in assets under management.

Logan Circle Partners, LP, a subsidiary of Fortress Investment Group LLC, has been a registered investment adviser since 2007. As of December 31, 2011, Logan Circle Partners, LP has approximately $13.5 billion in total assets under management.

Loomis, Sayles & Company, L.P. , a subsidiary of Natixis Global Asset Management, L.P., has been a registered investment adviser since 1940. As of December 31, 2011, Loomis, Sayles & Company, L.P. has approximately $162.6 billion in total assets under management.

MFS® Investment Management, a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. ( a diversified financial services company), has been a registered investment adviser since 1969. MFS® Investment Management and its predecessor organizations have a history of money management dating from 1924. As of December 31, 2011, MFS® Investment Management and its affiliates had approximately $251 billion in total assets under management.

Morgan Stanley Investment Management Inc. , a subsidiary of Morgan Stanley, has been a registered investment adviser since 1981. As of December 31, 2011, Morgan Stanley Investment Management Inc. has approximately $287.4 billion in total assets under management.

Neuberger Berman Management LLC, an indirect wholly-owned subsidiary of Neuberger Berman Group LLC, has been a registered investment adviser since 1970. As of December 31, 2011, Neuberger Berman Management LLC and its affiliates has approximately $193 billion in total assets under management.

OppenheimerFunds, Inc., a subsidiary of MassMutual, has been a registered investment adviser since 1960. As of December 31, 2011, OppenheimerFunds, Inc. has approximately $168.88 billion in total assets under management.

Pacific Investment Management Company LLC, a majority-owned subsidiary of Allianz Asset Management (with minority interests held by PIMCO Partners, LLC and certain officers of Pacific Investment Management Company LLC), has been a registered investment adviser since 1971. As of December 31, 2011, Pacific Investment Management Company LLC has approximately $1,357 billion in total assets under management.

Schroder Investment Management North America Inc., a subsidiary of Schroders Plc., has been a registered investment adviser since 1980. As of September 30, 2011, Schroder Investment Management North America Inc. has approximately $50.3 billion in total assets under management.

Systematic Financial Management L.P., a subsidiary of Affiliated Managers Group, has been a registered investment adviser since 1982. As of December 31, 2011, Systematic Financial Management L.P. has approximately $11 billion in total assets under management.

Third Avenue Management LLC, a subsidiary of Affiliated Managers Group, Inc., has been a registered investment adviser since 1986. As of December 31, 2011, Third Avenue Management LLC has approximately $11.1 billion in total assets under management.

Thornburg Investment Management, Inc. has been a registered investment adviser since 1982. As of December 31, 2011, Thornburg Investment Management, Inc. has approximately $73.3 billion in total assets under management.

Thompson, Siegel & Walmsley LLC , a majority-owned subsidiary of Old Mutual (US) Holdings, Inc. (“OM”), a subsidiary of OM, has been a registered investment adviser since 1970. As of December 31, 2011, Thompson, Siegel & Walmsley LLC has approximately $6.8 billion in total assets under management.

Wellington Management Company, LLP , a Massachusetts limited liability partnership, is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management Company, LLP and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2011, Wellington Management Company, LLP had investment management authority with respect to approximately $651 billion in assets.

Portfolio Manager(s)

Each fund is managed by the portfolio manager(s) listed below. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership in each fund they manage.

Transamerica Arbitrage Strategy

Name	Sub-Adviser	Positions Over Past Five Years
John S. Orrico, CFA	Water Island Capital, LLC	Portfolio Manager of the fund since 2011; Portfolio Manager of The Arbitrage Fund since 2000; Portfolio Manager of The Arbitrage Event-Driven Fund since 2010; President of Water Island Capital, LLC
Todd W. Munn	Water Island Capital, LLC	Portfolio Manager of the fund since 2011; Portfolio Manager of The Arbitrage Fund since 2005; Portfolio Manager of The Arbitrage Event-Driven Fund since 2010
Roger P. Foltynowicz	Water Island Capital, LLC	Portfolio Manager of the fund since 2011; Portfolio Manager of The Arbitrage Fund since 2005; Portfolio Manager of The Arbitrage Event-Driven Fund since 2010

Transamerica Bond

Name	Sub-Adviser	Positions Over Past Five Years
Kathleen C. Gaffney, CFA	Loomis, Sayles & Company, L.P.	Portfolio Manager of the fund since 2007; employee of Loomis, Sayles and Company, L.P. since 1984; Vice President
Daniel J. Fuss, CFA	Loomis, Sayles & Company, L.P.	Portfolio Manager of the fund since 2007; employee of Loomis, Sayles and Company, L.P. since 1976; Vice Chairman
Elaine M. Stokes	Loomis, Sayles & Company, L.P.	Portfolio Manager of the fund since 2007; employee of Loomis, Sayles and Company, L.P. since 1998; Vice President
Mathew J. Eagan, CFA	Loomis, Sayles & Company, L.P.	Portfolio Manager of the fund since 2007; employee of Loomis, Sayles and Company, L.P. since 1997; Vice President

Transamerica Capital Growth

Name	Sub-Adviser	Positions Over Past Five Years
Dennis P. Lynch	Morgan Stanley Investment Management Inc.	Portfolio Manager of the fund since 2011; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 1998; Managing Director; Team leader for the Growth team
David S. Cohen	Morgan Stanley Investment Management Inc.	Portfolio Manager of the fund since 2011; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 1993; Managing Director; Senior member of the Growth team
Sam G. Chainani, CFA	Morgan Stanley Investment Management Inc.	Portfolio Manager of the fund since 2011; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 1996; Managing Director; Senior member of the Growth team
Alexander T. Norton	Morgan Stanley Investment Management Inc.	Portfolio Manager of the fund since 2011; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 2000; Executive Director; Senior member of the Growth team
Jason C. Yeung, CFA	Morgan Stanley Investment Management Inc.	Portfolio Manager of the fund since 2011; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 2002; Managing Director; Senior member of the Growth team
Armistead B. Nash	Morgan Stanley Investment Management Inc.	Portfolio Manager of the fund since 2011; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 2002; Executive Director; Senior member of the Growth team

Transamerica Commodity Strategy

Name	Sub-Adviser	Positions Over Past Five Years
Stephen Lucas	Goldman Sachs Asset Management, L.P.	Portfolio Manager of the fund since 2010; Employee of Goldman Sachs Asset Management, L.P. since 2001; Managing Director; Employee of Goldman Sachs & Co. since 1997
Michael Johnson	Goldman Sachs Asset Management, L.P.	Portfolio Manager of the fund since 2010; Employee of Goldman Sachs Asset Management, L.P. since 2002; Senior Portfolio Manager on the Commodities Team
John Calvaruso, CFA	Goldman Sachs Asset Management, L.P.	Portfolio Manager of the fund since 2010; Employee of Goldman Sachs Asset Management, L.P. since 2005; Portfolio Manager on the Alternative Strategies Team

Transamerica Core Bond

Name	Sub-Adviser	Positions Over Past Five Years
Douglas S. Swanson	J.P. Morgan Investment Management Inc.	Portfolio Manager of the fund since 2009; Employee of J.P. Morgan Investment Management Inc. since 1983; Managing Director; Team Leader; Portfolio Manager for the Columbus Taxable Bond Team

Transamerica Developing Markets Debt

Name	Sub-Adviser	Positions Over Past Five Years
Eric J. Baurmeister	Morgan Stanley Investment Management Inc.	Portfolio Manager of the fund since 2004; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 1997
Federico L. Kaune	Morgan Stanley Investment Management Inc.	Portfolio Manager of the fund since 2004; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 2002

Transamerica Developing Markets Equity

Name	Sub-Adviser	Positions Over Past Five Years
Justin Leverenz, CFA	OppenheimerFunds, Inc.	Portfolio Manager of the fund since 2007; Senior Vice President; Employee of OppenheimerFunds, Inc. since 2004 as a Vice President and Senior Analyst

Transamerica Diversified Equity

Name	Sub-Adviser	Positions Over Past Five Years
Paul E. Marrkand, CFA	Wellington Management Company, LLP	Portfolio Manager of the fund since 2011; Senior Vice President and Equity Portfolio Manager of Wellington Management Company, LLP; joined the firm as an investment professional in 2005

Transamerica Emerging Markets

Name	Sub-Adviser	Positions Over Past Five Years
Vera M. Trojan, CFA	Wellington Management Company, LLP	Portfolio Manager of the fund since 2008; Senior Vice President and Equity Portfolio Manager of Wellington Management Company, LLP; joined the firm as an investment professional in 1989

Transamerica Emerging Markets Debt

Name	Sub-Adviser	Positions Over Past Five Years
Scott Moses, CFA	Logan Circle Partners, LP	Portfolio Manager of the fund since 2011; Employee of Logan Circle Partners, LP since 2007; Portfolio Manager for the Logan Circle emerging markets fixed income strategies
Todd Howard, CFA	Logan Circle Partners, LP	Portfolio Manager of the fund since 2011; Employee of Logan Circle Partners, LP since 2007; Portfolio Manager for the Logan Circle international strategies

Transamerica Flexible Income

Name	Sub-Adviser	Positions Over Past Five Years
Brian W. Westhoff, CFA	AEGON USA Investment Management, LLC	Portfolio Manager of the fund with AEGON USA Investment Management, LLC since 2011; Portfolio Manager of the fund with Transamerica Investment Management, LLC from 2005 – 2011
Bradley J. Beman, CFA	AEGON USA Investment Management, LLC	Portfolio Manager of the fund since 2011; Portfolio Manager with AEGON USA Investment Management, LLC since 1997; Chief Investment Officer since 2011; Director – Public High Yield (1997 – present)
Greg Haendel, CFA	AEGON USA Investment Management, LLC	Portfolio Manager of the fund with AEGON USA Investment Management, LLC since 2011; Portfolio Manager of the fund with Transamerica Investment Management, LLC from 2008 – 2011; Prior to 2008, Portfolio Manager with Transamerica Investment Management, LLC

Name	Sub-Adviser	Positions Over Past Five Years
David Halfpap, CFA	AEGON USA Investment Management, LLC	Portfolio Manager of the fund since 2011; Portfolio Manager with AEGON USA Investment Management, LLC since 1979; Senior Vice President (1995 – present); Head of Investment Strategy since 2011; Member of Pension Investment Committee
Rick Perry, CFA	AEGON USA Investment Management, LLC	Portfolio Manager of the fund since 2011; Portfolio Manager with AEGON USA Investment Management, LLC since 2000; Director of Investment Grade since 2006
Jim Schaeffer	AEGON USA Investment Management, LLC	Portfolio Manager of the fund since 2011; Portfolio Manager with AEGON USA Investment Management, LLC since 2004; Director of Distressed Debt since 2004

Transamerica Global Allocation

Name	Sub-Adviser	Positions Over Past Five Years
Dennis Stattman, CFA	BlackRock Investment Management, LLC	Portfolio Manager of the fund since 2005; Portfolio Manager with BlackRock Investment Management, LLC since 1989; Managing Director; Head of the BlackRock Portfolio Management Group (PMG) Global Allocation Team; Member of the BlackRock PMG Executive Committee, Leadership Committee and Central Strategy Group
Dan Chamby, CFA	BlackRock Investment Management, LLC	Portfolio Manager of the fund since 2005; Portfolio Manager with BlackRock Investment Management, LLC since 1993; Managing Director; Member of the BlackRock Portfolio Management Group (PMG) Global Allocation Team
Aldo Roldan	BlackRock Investment Management, LLC	Portfolio Manager of the fund since 2005; Portfolio Manager with BlackRock Investment Management, LLC since 1998; Managing Director; Member of the BlackRock Portfolio Management Group (PMG) Global Allocation Team

Transamerica Global Macro

Name	Sub-Adviser	Positions Over Past Five Years
Kenneth J. Ferguson	First Quadrant, L.P.	Portfolio Manager of the fund since 2009; Employee of First Quadrant L.P. since 1994; Partner and Co-Head of Global Macro Strategies
Dori Levanoni	First Quadrant, L.P.	Portfolio Manager of the fund since 2009; Employee of First Quadrant L.P. since 1991; Partner and Co-Head of Global Macro Strategies

Name	Sub-Adviser	Positions Over Past Five Years
Edgar E. Peters	First Quadrant, L.P.	Portfolio Manager of the fund since 2012; Employee of First Quadrant L.P. since 2008; Partner and Co-Head of Global Macro Strategies

Transamerica Global Real Estate Securities

Name	Sub-Adviser	Positions Over Past Five Years
Steven D. Burton, CFA	CBRE Clarion Securities LLC	Portfolio Manager of the fund since 2002; Co-Chief Investment Officer; Member of the CBRE Clarion Securities LLC Global Investment Policy Committee; Member of the CBRE Clarion Securities LLC Management Committee
T. Ritson Ferguson, CFA	CBRE Clarion Securities LLC	Portfolio Manager of the fund since 2002; Chief Executive Officer and Co-Chief Investment Officer of CBRE Clarion Securities, LLC; Member of the CBRE Clarion Securities LLC Global Investment Policy Committee; Member of the CBRE Clarion Securities LLC Management Committee; Member of the Executive Committee of CBRE Clarion Global Investors
Joseph P. Smith, CFA	CBRE Clarion Securities LLC	Portfolio Manager of the fund since 2002; Co-Chief Investment Officer; Member of the CBRE Clarion Securities LLC Global Investment Policy Committee; Member of the CBRE Clarion Securities LLC Management Committee; Member of the U.S. real estate securities research team

Transamerica Growth

Name	Sub-Adviser	Positions Over Past Five Years
Michael A. Del Balso	Jennison Associates LLC	Portfolio Manager of the fund since 2004; Managing Director; Director of Research for Growth Equity
Blair A. Boyer	Jennison Associates LLC	Portfolio Manager of the fund since 2006; Managing Director
Spiros “Sig” Segalas	Jennison Associates LLC	Portfolio Manager of the fund since 2004; Director, President and Chief Investment Officer of Jennison Associates LLC

Transamerica Growth Opportunities

Name	Sub-Adviser	Positions Over Past Five Years
Dennis P. Lynch	Morgan Stanley Investment Management Inc.	Portfolio Manager of the fund since 2011; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 1998; Managing Director; Team leader for the Growth team
David S. Cohen	Morgan Stanley Investment Management Inc.	Portfolio Manager of the fund since 2011; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 1993; Managing Director; Senior member of the Growth team
Sam G. Chainani, CFA	Morgan Stanley Investment Management Inc.	Portfolio Manager of the fund since 2011; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 1996; Managing Director; Senior member of the Growth team
Alexander T. Norton	Morgan Stanley Investment Management Inc.	Portfolio Manager of the fund since 2011; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 2000; Executive Director; Senior member of the Growth team
Jason C. Yeung, CFA	Morgan Stanley Investment Management Inc.	Portfolio Manager of the fund since 2011; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 2002; Managing Director; Senior member of the Growth team
Armistead B. Nash	Morgan Stanley Investment Management Inc.	Portfolio Manager of the fund since 2011; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 2002; Executive Director; Senior member of the Growth team

Transamerica High Yield Bond

Name	Sub-Adviser	Positions Over Past Five Years
Bradley J. Beman, CFA	AEGON USA Investment Management, LLC	Portfolio Manager of the fund since 1997; Portfolio Manager with AEGON USA Investment Management, LLC since 1997; Chief Investment Officer since 2011; Director – Public High Yield (1997 – present)
Kevin Bakker, CFA	AEGON USA Investment Management, LLC	Portfolio Manager of the fund since 2007; Portfolio Manager with AEGON USA Investment Management, LLC since 2007; Senior Research Analyst since 2003
Benjamin D. Miller, CFA	AEGON USA Investment Management, LLC	Portfolio Manager of the fund since 2006; Portfolio Manager with AEGON USA Investment Management, LLC since 2006
Jim Schaeffer	AEGON USA Investment Management, LLC	Portfolio Manager of the fund since 2011; Portfolio Manager with AEGON USA Investment Management, LLC since 2004; Director of Distressed Debt since 2004

Transamerica International

Name	Sub-Adviser	Positions Over Past Five Years
Benjamin Segal, CFA	Neuberger Berman Management LLC	Portfolio Manager of the fund since 2005; Employee of Neuberger Berman Management LLC since 1998

Transamerica International Bond

Name	Sub-Adviser	Positions Over Past Five Years
Jon B. Jonsson	J.P. Morgan Investment Management Inc.	Portfolio Manager of the fund since 2005; Employee of J.P. Morgan Investment Management Inc. since 1998; Managing Director; Head of portfolio management and lead Portfolio Manager for London multi-sector strategies

Transamerica International Equity

Name	Sub-Adviser	Positions Over Past Five Years
Brandon H. Harrell, CFA	Thompson, Siegel & Walmsley LLC	Portfolio Manager of the fund since 2011; Portfolio Manager of TS&W International Equity Portfolio from October 31, 2005 to February 28, 2011; Portfolio Manager of TS&W International Small Cap since December 31, 2007

Transamerica International Equity Opportunities

Name	Sub-Adviser	Positions Over Past Five Years
Daniel Ling	MFS ® Investment Management	Portfolio Manager of the fund since 2009; Investment Officer; employee of MFS Investment Management since 2006
Marcus L. Smith	MFS ® Investment Management	Portfolio Manager of the fund since 2006; Investment Officer; employee of MFS Investment Management since 1994

Transamerica International Small Cap

Name	Sub-Adviser	Positions Over Past Five Years
Matthew Dobbs	Schroder Investment Management North America Inc.	Portfolio Manager of the fund since 2008; Employee of Schroder Investment Management North America Inc. since 1981; Specialties include global and Pacific Basin portfolio management

Transamerica International Value

Name	Sub-Adviser	Positions Over Past Five Years
Ronald W. Holt, CFA	Hansberger Global Investors, Inc.	Portfolio Manager of the fund since 2010; From 2007 – 2010, President and CEO of Hansberger Global Investors, Inc.; & Co-Chief Investment Officer (Value Team)
Moira McLachlan, CFA	Hansberger Global Investors, Inc.	Portfolio Manager of the fund since 2010; From 2004 – 2010, Senior Vice President - Research (Value Team
Lauretta (Retz) Reeves, CFA	Hansberger Global Investors, Inc.	Portfolio Manager of the fund since 2010; From 2007 – 2010, Co-Chief Investment Officer (Value Team); Managing Director, Research Technology

Transamerica International Value Opportunities

Name	Sub-Adviser	Positions Over Past Five Years
William V. Fries, CFA	Thornburg Investment Management, Inc.	Portfolio Manager of the fund since 2008; Employee of Thornburg Investment Management since 1995; Managing Director; Co-Portfolio Manager of the Thornburg International Value Fund
Wendy Trevisani	Thornburg Investment Management, Inc.	Portfolio Manager of the fund since 2008; Employee of Thornburg Investment Management since 1999; Managing Director; Co-Portfolio Manager of the Thornburg International Value Fund and the Thornburg International ADR Portfolio
Lei Wang	Thornburg Investment Management, Inc.	Portfolio Manager of the fund since 2008; Employee of Thornburg Investment Management since 2004; Managing Director; Co-Portfolio Manager of the Thornburg International Value Fund

Transamerica Large Cap Value

Name	Sub-Adviser	Positions Over Past Five Years
Robert Doll, CFA	BlackRock Investment Management, LLC	Portfolio Manager of the fund since 2006; Portfolio Manager with BlackRock Investment Management, LLC since 1999; Senior Managing Director; Chief Equity Strategist; Head of the BlackRock Portfolio Management Group (PMG) U.S. Large Cap Series Equity Team
Daniel Hanson, CFA	BlackRock Investment Management, LLC	Portfolio Manager of the fund since 2008; Portfolio Manager with BlackRock Investment Management, LLC since 2003; Managing Director; Member of the BlackRock Portfolio Management Group (PMG) Fundamental Equity Division; Portfolio Manager on BlackRock Portfolio Management Group (PMG) U.S. Large Cap Series Equity Team

Name	Sub-Adviser	Positions Over Past Five Years
Peter Stournaras, CFA	BlackRock Investment Management, LLC	Portfolio Manager of the fund since 2010; Portfolio Manager with BlackRock Investment Management, LLC since 2010; Managing Director; Member of the BlackRock Portfolio Management Group (PMG) U.S. Large Cap Series Equity Team. From 2006 - 2010, Director of Quantitative Active Management at Northern Trust Company; Portfolio Manager at Smith Barney; various positions at Citigroup Asset Management

Transamerica Long/Short Strategy

Name	Sub-Adviser	Positions Over Past Five Years
Terance Chen, CFA	J.P. Morgan Investment Management Inc.	Portfolio Manager of the fund since 2011; Employee of J.P. Morgan Investment Management Inc. since 1994; Managing Director; Member of the U.S. Equity Group; Specialties include enhanced index strategies portfolio

Transamerica Managed Futures Strategy

Name	Sub-Adviser	Positions Over Past Five Years
Clifford S. Asness	AQR Capital Management, LLC	Portfolio Manager of the fund since 2010; Managing and Founding Principal of AQR Capital Management LLC in 1998
John M. Liew	AQR Capital Management, LLC	Portfolio Manager of the fund since 2010; Founding Principal of AQR Capital Management LLC in 1998
Brian K. Hurst	AQR Capital Management, LLC	Portfolio Manager of the fund since 2010; Principal of AQR Capital Management LLC since 1998
Yao Hua Ooi	AQR Capital Management, LLC	Portfolio Manager of the fund since 2010; Principal of AQR Capital Management LLC since 2012; Employee of AQR Capital Management LLC since 2004

Transamerica Mid Cap Value

Name	Sub-Adviser	Positions Over Past Five Years
Jonathan K. L. Simon	J.P. Morgan Investment Management Inc.	Portfolio Manager of the fund since 2004; Employee of J.P. Morgan Investment Management Inc. since 1980; Managing Director; Member of the U.S. Equity Value Group

Name	Sub-Adviser	Positions Over Past Five Years
Lawrence Playford, CFA	J.P. Morgan Investment Management Inc.	Portfolio Manager of the fund since 2004; Employee of J.P. Morgan Investment Management Inc. since 1993; Executive Director; Member of the U.S. Equity Value Group
Gloria Fu, CFA	J.P. Morgan Investment Management Inc.	Portfolio Manager of the fund since 2006; Employee of J.P. Morgan Investment Management Inc. since 2002; Executive Director; Member of the U.S. Equity Value Group

Transamerica Multi-Managed Balanced

Name	Sub-Adviser	Positions Over Past Five Years
Matthew Marra	BlackRock Financial Management, Inc.	Portfolio Manager of the fund since 2011; Portfolio Manager with BlackRock Financial Management, Inc. since 1997; Managing Director; Member of the BlackRock Portfolio Management Group (PMG) Fundamental Fixed Income Multi-Sector & Mortgages Group
Eric Pellicciaro	BlackRock Financial Management, Inc.	Portfolio Manager of the fund since 2011; Portfolio Manager with BlackRock Financial Management, Inc. since 1996; Managing Director; Head of the BlackRock Portfolio Management Group (PMG) Fundamental Fixed Income Global Rates Investments Group
Rick Rieder	BlackRock Financial Management, Inc.	Portfolio Manager of the fund since 2011; Portfolio Manager with BlackRock Financial Management, Inc. since 2009; Managing Director; Chief Investment Officer of Fixed Income, Fundamental Portfolios; Head of the BlackRock Portfolio Management Group (PMG) Fundamental Fixed Income Global Credit Business and Credit Strategies, Multi-Sector and Mortgage Groups; Member of the Fixed Income Executive Committee and the Operating, Leadership and Capital Committees; From 2008 - 2009, President and CEO at R3 Capital Partners; From 1987 – 2008, various positions at Lehman Brothers

Name	Sub-Adviser	Positions Over Past Five Years
Bob Miller	BlackRock Financial Management, Inc.	Portfolio Manager of the fund since 2011; Portfolio Manager with BlackRock Financial Management, Inc. since 2011; Managing Director; Member of the BlackRock Portfolio Management Group (PMG) Fundamental Fixed Income Multi-Sector Team; Portfolio Manager of BlackRock Core Bond, Total Return and Strategic Income Opportunities Funds; From 1991 – 2011, Co-Founder and Partner, Round Table Investment Management Company; various positions at Bank of America
Scott Blasdell, CFA	J.P. Morgan Investment Management Inc.	Portfolio Manager of the fund since 2011; Employee of J.P. Morgan Investment Management Inc. since 1999; Managing Director; Member of the Structured Equity Team; Specialties include enhanced index strategies
Terance Chen, CFA	J.P. Morgan Investment Management Inc.	Portfolio Manager of the fund since 2011; Employee of J.P. Morgan Investment Management Inc. since 1994; Managing Director; Member of the U.S. Equity Group; Specialties include enhanced index strategies
Raffaele Zingone, CFA	J.P. Morgan Investment Management Inc.	Portfolio Manager of the fund since 2011; Employee of J.P. Morgan Investment Management Inc. since 1991; Managing Director; Head of the U.S. Structured Equity Group; Specialties include large cap structured equity portfolios

Transamerica Quality Value

Name	Sub-Adviser	Positions Over Past Five Years
Matthew G. Baker	Wellington Management Company, LLP	Portfolio Manager of the fund since 2010; Vice President and Equity Portfolio Manager of Wellington Management Company, LLP; joined the firm as an investment professional in 2004
Edward P. Bousa, CFA	Wellington Management Company, LLP	Portfolio Manager and Securities Analysis of the fund since 2010; Senior Vice President and Equity Portfolio Manager of Wellington Management Company, LLP; joined the firm as an investment professional in 2000

Transamerica Real Return TIPS

Name	Sub-Adviser	Positions Over Past Five Years
Mihir Worah	Pacific Investment Management Company LLC	Portfolio Manager of the fund since 2008; Employee of Pacific Investment Management Company LLC since 2001; Managing Director; Head of the Real Return Portfolio Management Team

Transamerica Select Equity

Name	Sub-Adviser	Positions Over Past Five Years
Jerrold K. Senser, CFA	Institutional Capital LLC	Portfolio Manager of the fund since 2011; Chief Executive Officer and Chief Investment Officer of Institutional Capital LLC since 2005
Thomas R. Wenzel, CFA	Institutional Capital LLC	Portfolio Manager of the fund since 2011; Senior Executive Vice President and Director of Research of Institutional Capital LLC since 2005

Transamerica Short-Term Bond

Name	Sub-Adviser	Positions Over Past Five Years
Greg Haendel, CFA	AEGON USA Investment Management, LLC	Lead Portfolio Manager of the fund with AEGON USA Investment Management, LLC since 2011; Lead Portfolio Manager of the fund with Transamerica Investment Management, LLC from 2005 – 2011
Garry Creed, CFA	AEGON USA Investment Management, LLC	Portfolio Manager of the fund since 2011; Portfolio Manager with AEGON USA Investment Management, LLC since 2011; Director of Credit Research since 2006
Doug Weih, CFA	AEGON USA Investment Management, LLC	Portfolio Manager of the fund since 2011; Portfolio Manager with AEGON USA Investment Management, LLC since 2003; Director of Public Securitized Bonds since 2009

Transamerica Small- & Mid-Cap Value Select

Name	Sub-Adviser	Positions Over Past Five Years
John Damian	OppenheimerFunds, Inc.	Portfolio Manager of the fund since 2007; Senior Vice President; Director of Value Equities; Employee of OppenheimerFunds, Inc. since 2001

Transamerica Small Company Growth

Name	Sub-Adviser	Positions Over Past Five Years
Dennis P. Lynch	Morgan Stanley Investment Management Inc.	Portfolio Manager of the fund since 2002; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 1998; Managing Director; Team leader for the Growth team
David S. Cohen	Morgan Stanley Investment Management Inc.	Portfolio Manager of the fund since 2002; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 1993; Managing Director; Senior member of the Growth team

Name	Sub-Adviser	Positions Over Past Five Years
Sam G. Chainani, CFA	Morgan Stanley Investment Management Inc.	Portfolio Manager of the fund since 2004; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 1996; Managing Director; Senior member of the Growth team
Alexander T. Norton	Morgan Stanley Investment Management Inc.	Portfolio Manager of the fund since 2005; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 2000; Executive Director; Senior member of the Growth team
Jason C. Yeung, CFA	Morgan Stanley Investment Management Inc.	Portfolio Manager of the fund since 2007; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 2002; Managing Director; Senior member of the Growth team
Armistead B. Nash	Morgan Stanley Investment Management Inc.	Portfolio Manager of the fund since 2008; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 2002; Executive Director; Senior member of the Growth team

Transamerica Small/Mid Cap Value

Name	Sub-Adviser	Positions Over Past Five Years
Kenneth Burgess, CFA	Systematic Financial Management L.P.	Portfolio Manager of the fund since 2011; Partner of Systematic Financial Management L. P. since 1997, and employed with the Firm since 1993; Specialties include cash flow analysis and small cap equities
Ron Mushock, CFA	Systematic Financial Management L.P.	Portfolio Manager of the fund since 2011; Partner of Systematic Financial Management L. P. since 2005, and employed with the Firm since 1997; Specialties include mid and small-mid cap portfolios

Transamerica Total Return

Name	Sub-Adviser	Positions Over Past Five Years
Chris P. Dialynas	Pacific Investment Management Company LLC	Portfolio Manager of the fund since 2008; Employee of Pacific Investment Management Company LLC since 1980; Managing Director; Member of Investment Committee

Transamerica Value

Name	Sub-Adviser	Positions Over Past Five Years
Curtis R. Jensen	Third Avenue Management LLC	Portfolio Manager of the fund since 2007; Chief Investment Officer; Portfolio Manager at Third Avenue Management LLC since 1997

Name	Sub-Adviser	Positions Over Past Five Years
Yang Lie	Third Avenue Management LLC	Portfolio Manager of the fund since 2008; Director of Research; Portfolio Manager at Third Avenue Management LLC since 1996
Ian Lapey	Third Avenue Management LLC	Portfolio Manager of the fund since 2012; Portfolio Manager at Third Avenue Management LLC since 2001
Michael Lehmann	Third Avenue Management LLC	Portfolio Manager of the fund since 2012; Portfolio Manager at Third Avenue Management LLC since 1998

Disclosure of Portfolio Holdings

A detailed description of each fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI and available on the Transamerica Funds website at www.transamericafunds.com..

Prior Performance for Similar Accounts

Wellington Management Company, LLP . The performance information shown below represents composites of the prior performance of certain discretionary accounts (the “Other Accounts”) managed by Wellington Management Company, LLP (the “sub-adviser”). The Wellington Management Diversified Growth Composite reflects other accounts having investment objectives, policies and strategies substantially similar to Transamerica Diversified Equity while the Wellington Management Quality Value Composite reflects other accounts having investment objectives, policies and strategies substantially similar to Transamerica Quality Value. The sub-adviser has prepared the historical performance shown for each composite in compliance with the Global Investment Performance Standards. This methodology differs from the guidelines of the Securities and Exchange Commission for calculating performance of mutual funds.

The past performance of the Other Accounts is not indicative of future rates of return, nor is that past performance an indication of future fund performance. A fund’s actual performance may vary significantly from the past performance of the relevant composite. Differences in asset size and cash flows may result in different security selections, differences in relative weightings of securities or differences in prices paid for particular portfolio holdings. In addition, the Other Accounts were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composites.

The composite performance presented below is shown on both a gross and net basis. The gross performance results do not reflect the deduction of management fees and other charges applicable to the accounts that make up the composites. The net performance results have been adjusted to reflect the current operating expenses of Class A shares of the funds. The composite net performance results do not reflect Class A sales charges. If they did, returns would be lower. The net performance for other share classes will vary due to differences in sales charge structure and class expenses. The bar charts illustrate the variability of the returns of the respective composite. The tables compare the investment results for the respective composite to that of an index measuring the broad market over different periods of time.

The composite performance is not that of the funds, should not be interpreted as indicative of the funds’ future performance, and should not be considered a substitute for the funds’ performance.

Year-by-Year Total Return as of 12/31 each year (%)

Wellington Management Diversified Growth Composite

Wellington Management Quality Value Composite

Average Annual Total Returns (for periods ended December 31, 2011)

	1 Year	5 Years	10 Years
Wellington Management Diversified Growth Composite (gross of expenses)	-3.15%	2.69%	4.85%
Wellington Management Diversified Growth Composite (net of expenses)	-4.62%	1.14%	3.28%
Russell 1000® Growth Index	2.64%	2.50%	2.60%

Average Annual Total Returns (for periods ended December 31, 2011)

	1 Year	5 Years	10 Years
Wellington Management Quality Value Composite (gross of expenses)	0.04%	1.96%	5.95%
Wellington Management Quality Value Composite (net of expenses)	-1.28%	0.62%	4.56%
Russell 1000® Value Index	0.39%	-2.64%	3.89%

Prior Performance for Similar Accounts

Logan Circle Partners, LP. The performance information shown below represents a composite of the prior performance of certain discretionary accounts (the “Other Accounts”) managed by Logan Circle Partners, LP (the “sub-adviser”) with substantially similar investment objectives, policies and strategies as Transamerica Emerging Markets Debt. The sub-adviser has prepared the historical performance shown for the composite in compliance with the Global Investment Performance Standards. This methodology differs from the guidelines of the Securities and Exchange Commission for calculating performance of mutual funds.

The past performance of the Other Accounts is not indicative of future rates of return, nor is that past performance an indication of future fund performance. A fund’s actual performance may vary significantly from the past performance of the relevant composite. Differences in asset size and cash flows may result in different security selections, differences in relative weightings of securities or differences in prices paid for particular portfolio holdings. In addition, the Other Accounts were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composites.

The composite performance presented below is shown on both a gross and net basis. The gross performance results do not reflect the deduction of management fees and other charges applicable to the accounts that make up the composite. The net performance results have been adjusted to reflect the current operating expenses of Class A shares of the fund. The composite net performance results do not reflect Class A sales charges. If they did, returns would be lower. The net performance for other share classes will vary due to differences in sales charge structure and class expenses. The bar chart illustrates the variability of the returns of the composite. The table compares the investment results for the composite to that of an index measuring the broad market over different periods of time.

The composite performance is not that of the fund, should not be interpreted as indicative of the fund’s future performance, and should not be considered a substitute for the fund’s performance.

Year-by-Year Total Return as of 12/31 each year (%)

Logan Circle GIPS Emerging Market Composite

Average Annual Total Returns (for periods ended December 31, 2011)

	1 Year	5 Years	Since Inception	Inception Date
Logan Circle GIPS Emerging Market Composite (gross of expenses)	5.09%	11.58%	12.21%	11/1/2006
Logan Circle GIPS Emerging Market Composite (net of expenses)	3.99%	10.35%	10.97%
J.P. Morgan Emerging Markets Bond Index Global	8.47%	8.08%	8.21%	11/1/2006

To Contact Transamerica Funds

•	Customer Service: 1-888-233-4339
•	Internet: www.transamericafunds.com
•	Fax: 1-888-329-4339
Mailing Address:	Transamerica Fund Services, Inc. P.O. Box 219945 Kansas City, MO 64121-9945
Overnight Address:	Transamerica Fund Services, Inc. 330 W. 9th Street Kansas City, MO 64105

Buying Shares

Class I2 shares of the funds in this prospectus are currently primarily offered for investment in certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the funds are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. Purchase requests initiated through an automated service that exceed $50,000 per day are not permitted and must be submitted by check or via bank wire.

By Check

•	Make your check payable and mail to Transamerica Fund Services, Inc.
•	If you are purchasing shares in an existing account(s), please reference your account number(s) and the Transamerica Fund(s) in which you wish to invest. If you do not specify the fund(s) in which you wish to invest, and your referenced account is invested in one fund, your check will be deposited into such fund.
•	Redemption proceeds will be withheld for 15 calendar days from the date of purchase for funds to clear. Certain exceptions may apply.
•	Transamerica Funds does not accept money orders, traveler’s checks, starter checks, credit card convenience checks or cash. Cashier’s checks and third-party checks may be accepted, subject to approval by Transamerica Funds.

By Automatic Investment Plan

•	With an Automatic Investment Plan (“AIP”), a level dollar amount is invested monthly and payment is deducted electronically from your bank account. Due to your bank’s requirements, please allow up to 30 days for your AIP to begin. Investments may be made between the 3rd and 28th of each month only, and will occur on the 15th if no selection is made. Call Customer Service for information on how to establish an AIP or visit our website to obtain an AIP request form.

By Telephone

•	You may request an electronic transfer of funds from your bank account to your Transamerica Funds account. The electronic bank link option must be established in advance before Automated Clearing House (“ACH”) purchases will be accepted. Call Customer Service or visit our website for information on how to establish an electronic bank link. Due to your bank’s requirements, please allow up to 30 days to establish this option.

Through an Authorized Dealer

•	If your dealer has already established your account for you, no additional documentation is needed. Call your dealer to place your order. Transamerica Funds must receive your payment within three business days after your order is accepted.

By the Internet

•	You may request an electronic transfer of funds from your bank account to your Transamerica Funds account. The electronic bank link option must be established in advance before ACH purchases will be accepted. Call Customer Service or visit our website for information on how to establish an electronic bank link.

By Payroll Deduction

•	You may have money transferred regularly from your payroll to your Transamerica Funds account. Call Customer Service to establish this option.

By Wire Transfer

•	You may request that your bank wire funds to your Transamerica Funds account (note that your bank may charge a fee for such service). You must have an existing account to make a payment by wire transfer. Ask your bank to send your payment to:
Bank of America, NA, Charlotte, NC, ABA# 0260-0959-3, Credit: Transamerica Funds Account# 3600622064. Provide shareholder name, fund and account numbers.
•	Shares will be purchased at the next determined NAV after receipt of your wire if you have supplied all other required information.

Other Information

If your check, draft or electronic transfer is returned unpaid by your bank, you will be charged a fee of $20 for each item that has been returned.

Transamerica Funds reserves the right to terminate your electronic draft privileges if the drafts are returned unpaid by your bank.

Transamerica Funds or its agents may reject a request for purchase of shares at any time, in whole or in part, including any purchase under the exchange privilege. To the extent authorized by law, Transamerica Funds and each of the funds reserve the right to discontinue offering shares at any time, to merge or liquidate a class of shares or to cease operations entirely.

Selling Shares

Shares may be sold (or “redeemed”) at any time. Proceeds from the redemption of shares will usually be sent to the redeeming shareholder within three business days after receipt in good order of a request for redemption. However, Transamerica Funds has the right to take up to seven days to pay redemption proceeds, and may postpone payment under certain circumstances, as authorized by law. Shares will normally be redeemed for cash, although each fund retains the right to redeem its shares in kind. Please see the SAI for more details.

In cases where shares have recently been purchased and the purchase money is not yet available, redemption proceeds will be withheld for 15 calendar days from the date of purchase for funds to clear. Certain exceptions may apply. Shares purchased by wire are immediately available and are not subject to the 15 day holding period.

Please note that redemption requests greater than $50,000 per day must be submitted in writing. In addition, amounts greater than $50,000 cannot be sent via ACH (check or federal funds wire only). Additionally, requests totaling more than $100,000 must be in writing with an original signature guarantee for all shareholders.

The electronic bank link option must be established in advance for payments made electronically to your bank such as ACH or expedited wire redemptions. Call Customer Service to verify this feature is in place on your account or to obtain information on how to establish the electronic bank link.

To Request Your Redemption and Receive Payment By:

Direct Deposit – ACH

•	You may request an “ACH redemption” in writing or by phone or by internet access to your account. Payment should usually be received by your bank account 2-4 banking days after your request is received in good order. Transamerica Funds does not charge for this payment option. Certain IRAs and qualified retirement plans may not be eligible via the internet.

Direct Deposit – Wire

•	You may request an expedited wire redemption in writing or by phone. The electronic bank link option must be established in advance. Otherwise, an original signature guarantee will be required. Wire redemptions have a minimum of $1,000 per wire. Payment should be received by your bank account the next banking day after your request is received in good order. Transamerica Funds charges $10 for this service. Your bank may charge a fee as well.

Check to Address of Record

•	Written Request – Send a letter requesting a withdrawal to Transamerica Funds. Specify the fund, account number and dollar amount or number of shares you wish to redeem. Be sure to include all shareholders’ signatures and any additional documents, as well as an original signature guarantee(s) if required. If you are requesting a distribution from an IRA, federal tax withholding of 10% will apply unless you elect otherwise. If you elect to withhold, the minimum tax withholding rate is 10%.
•	Telephone or Internet Request – You may request your redemption by phone or internet. Certain IRAs and qualified retirement plans may not be eligible.

Check to Another Party/Address

•	This request must be in writing, regardless of amount, signed by all account owners, with an original signature guarantee.

Systematic Withdrawal Plan (by Direct Deposit ACH or Check)

•	You can establish a Systematic Withdrawal Plan (“SWP”) either at the time you open your account or at a later date. Call Customer Service for information on how to establish a SWP or visit our website to obtain the appropriate form to complete.

Through an Authorized Dealer

•	You may redeem your shares through an authorized dealer. (They may impose a service charge). Contact your Registered Representative or call Customer Service for assistance.

Your Request to Sell Your Shares and Receive Payment May Be Subject To:

•	The type of account you have and if there is more than one shareholder.
•	The dollar amount you are requesting; redemptions over $50,000 must be in writing and those redemptions totaling more than $100,000 require a written request with an original signature guarantee for all shareholders on the account.
•	A written request and original signature guarantee may be required if there have been recent changes made to your account (such as an address change) or other such circumstances. For your protection, if an address change was made in the last 10 days, Transamerica Funds requires a redemption request in writing, signed by all account owners with an original signature guarantee.
•	When redeeming all shares from an account with an active AIP, your AIP will automatically be stopped. Please contact Customer Service if you wish to re-activate your AIP.
•	Each fund reserves the right to refuse a telephone redemption request if it is believed it is advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.
•	Redemption proceeds will be withheld for 15 calendar days from the date of purchase for funds to clear. Certain exceptions may apply.
•	If you request that a withdrawal check be delivered overnight, a $20 overnight fee will be charged; for Saturday delivery, a $30 overnight fee will be charged.

Please see additional information relating to signature guarantees later in this prospectus.

Involuntary Redemptions

Each fund reserves the right, to the fullest extent permitted by law, to close your account if the account value falls below the fund’s minimum account balance, including solely due to declines in NAV, or you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the fund (such as market timing).

Exchanging Shares

Transamerica Diversified Equity and Transamerica High Yield Bond Class I2 shareholders who received their shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund have no exchange privileges within Class I2.

In certain circumstances, shares of one class of a fund may be exchanged directly for shares of another class of the same fund, as described in the Statement of Additional Information.

Pricing of Shares

How Share Price Is Determined

The price at which shares are purchased or redeemed is the net asset value per share (“NAV”) that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption order in good order by the fund, an authorized intermediary, or the mail processing center located in Kansas City, Missouri.

When Share Price Is Determined

The NAV of each fund (or class thereof) is determined on each day the New York Stock Exchange (“NYSE”) is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a fund does not price its shares (therefore, the value of a fund’s foreign securities may change on days when shareholders will not be able to buy or sell shares of the funds).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business on the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined as of the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV determined as of the close of the NYSE the next day the NYSE is open.

Purchase orders for shares of the Asset Allocation Funds that are received in good order and accepted before the close of business on the NYSE receive the NAV determined as of the close of the NYSE that day. For direct purchases, corresponding orders for shares of the underlying constituent funds are priced on the same day that orders for shares of the Asset Allocation Funds are received and accepted. For purchases of shares of the Asset Allocation Funds through the National Securities Clearing Corporation (“NSCC”), orders for shares of the underlying constituent funds will be placed after the receipt and acceptance of the settled purchase order for shares of the Asset Allocation Funds. For investments in separate accounts of insurance companies that invest in Class I2 shares of the funds, orders for Class I2 shares will be placed after the receipt and acceptance of the investment in the insurance company separate account.

How NAV Is Calculated

The NAV of each fund (or class thereof) is calculated by taking the value of its net assets and dividing by the number of shares of the fund (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the funds’ securities for the purposes of determining the funds’ NAV. The valuation of the securities of the funds is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the funds to TAM.

In general, securities and other investments (including shares of ETFs) are valued based on market prices at the close of regular trading on the NYSE. Fund securities (including shares of ETFs) listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the last bid price. The market price for debt obligations is generally the price supplied by an independent third party pricing service, which may use market prices or quotations or a variety of fair value techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. The prices that the fund uses may differ from the amounts that would be realized if the investments were sold and the differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end funds (other than ETF shares) are generally valued at the net asset value per share reported by that investment company. ETF shares are valued at the most recent sale price or official closing price on the exchange on which they are traded.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a value for the security in accordance with fair valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The funds use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with the funds’ valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV.

Features and Policies

Market Timing/Excessive Trading

Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into funds when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one fund to another and then back again after a short period of time. As money is shifted in and out, a fund may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of fund shares may disrupt portfolio management, hurt fund performance and drive fund expenses higher. For example, a fund may be forced to liquidate investments as a result of short term trading and incur increased brokerage costs or realize taxable capital gains without attaining any investment advantage. These costs are generally borne by all shareholders, including long-term investors who do not generate these costs.

Transamerica Funds’ Board of Trustees has approved policies and procedures that are designed to discourage market timing or excessive trading, which include limitations on the number of transactions in fund shares. If you intend to engage in such practices, we request that you do not purchase shares of any of the funds. Each fund reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which the fund reasonably believes to be in connection with market timing or excessive trading.

However, because the shares of the funds may be sold to strategic asset allocation funds, other investors (including institutional investors such as foreign insurers, domestic insurance companies, and their separate accounts), and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents, the funds’ policies and procedures to discourage market timing or excessive trading are enforced by those entities, as appropriate, rather than the funds. Additional information about the strategic asset allocation funds’ policies and procedures are available in the prospectus of the strategic asset allocation funds. Furthermore, reallocations in the funds by a strategic asset allocation fund in furtherance of a fund’s investment objective are not considered to be market timing or excessive trading.

Orders to purchase, redeem or exchange shares forwarded by accounts maintained on behalf of institutional investors or insurers (for example, separate accounts of insurance companies) with respect to their accounts with Transamerica Funds will not be considered to be market timing or excessive trading for purposes of Transamerica Funds’ policies. However, the market timing and excessive trading policies of these investors/insurers (or their accounts) may apply to transactions by persons who, in turn, invest through these investors/insurers (or through their accounts).

Customer Service

Occasionally, Transamerica Funds experiences high call volume due to unusual market activity or other events that may make it difficult for you to reach a Customer Service Representative by telephone. If you are unable to reach Transamerica Funds by telephone, please consider visiting our website at www.transamericafunds.com. You may also send instructions by mail or by fax.

Uncashed Checks Issued on Your Account

If any check Transamerica Funds issues is returned by the Post Office as undeliverable, or remains outstanding (uncashed) for six months, we reserve the right to reinvest check proceeds back into your account at the net asset value next calculated after reinvestment. If applicable, we will also change your account distribution option from cash to reinvest. Interest does not accrue on amounts represented by uncashed checks. In cases where we are unable to reinvest check proceeds in the fund that you held, for example, if the fund has been liquidated or is closed to new investments, we reserve the right to reinvest the proceeds in another Transamerica Fund, such as Transamerica Money Market.

Minimum Dividend Check Amounts

To control costs associated with issuing and administering dividend checks, we reserve the right not to issue checks under a specified amount. For accounts with the cash by check dividend distribution option, if the dividend payment total is less than $10, the distribution will be reinvested into the account and no check will be issued.

Telephone Transactions

Transamerica Funds and its transfer agent, Transamerica Fund Services, Inc. (“TFS”) are not liable for complying with telephone instructions that are deemed by them to be genuine. Transamerica Funds and TFS will employ reasonable procedures to help ensure telephone instructions are genuine. These procedures may include requiring personal identification, providing written confirmation of transactions and tape recording conversations. In situations where Transamerica Funds or TFS reasonably believe they were acting on genuine telephone instructions, you bear the risk of loss. Transamerica Funds reserves the right to modify the telephone redemption privilege at any time.

Retirement and ESA State Street Account Maintenance Fees

Retirement plan and Coverdell ESA State Street accounts are subject to an annual custodial fee of $15 per fund account, with a maximum fee of $30 per Social Security Number. For example, an IRA in two fund accounts would normally be subject to a $30 annual custodial fee. The fee is waived if the total of the retirement plan and ESA account(s)’s value per Social Security Number is more than $50,000.

Professional Fees

Your financial professional may charge a fee for his or her services. This fee will be in addition to any fees charged by Transamerica Funds. Your financial professional will answer any questions that you may have regarding such fees.

Signature Guarantee

An original signature guarantee assures that a signature is genuine so that you are protected from unauthorized account transactions. Notarization is not an acceptable substitute. Acceptable guarantors only include participants in the Securities Transfer Agents Medallion Program (“STAMP2000”). Participants in STAMP2000 may include financial institutions such as banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange.

An original signature guarantee is required if any of the following is applicable:

•	You request a redemption or distribution transaction totaling more than $100,000 or, in the case of an IRA with a market value in excess of $100,000, you request a custodian to custodian transfer.
•	You would like a check made payable to anyone other than the shareholder(s) of record.
•	You would like a check mailed to an address which has been changed within 10 days of the redemption request.
•	You would like a check mailed to an address other than the address of record.
•	You would like your redemption proceeds wired to a bank account other than a bank account of record.
•	You are adding or removing a shareholder from an account.
•	You are changing ownership of an account.

•	When establishing an electronic bank link, if the Transamerica Funds account holder’s name does not appear on the check.

The funds reserve the right to require an original signature guarantee under other circumstances or to reject or delay a redemption on certain legal grounds.

An original signature guarantee may be refused if any of the following is applicable:

•	It does not appear valid or in good form.
•	The transaction amount exceeds the surety bond limit of the signature guarantee.
•	The guarantee stamp has been reported as stolen, missing or counterfeit.

E-mail Communications

As e-mail communications may not be secure, and because we are unable to take reasonable precautions to verify your shareholder and transaction information, we cannot respond to account-specific requests received via email. For your protection, we ask that all transaction requests be submitted only via telephone, mail or through the secure link on our website.

Statements and Reports

Transamerica Funds will send you a confirmation statement after every transaction that affects your account balance or registration, with the exception of systematic transactions or transactions necessary to assess account fees. Systematic transactions and fees will be shown on your next regularly scheduled quarterly statement. Information regarding these fees is disclosed in this prospectus. Please review the confirmation statement carefully and promptly notify Transamerica Funds of any error. Information about the tax status of income dividends and capital gains distributions will be mailed to shareholders early each year.

Please retain your statements. If you require historical statements, Transamerica Funds may charge $10 per statement year up to a maximum of $50 per Social Security Number. Financial reports for the funds, which include a list of the holdings, will be mailed twice a year to all shareholders.

Distribution Of Shares

Underwriting Agreement

Transamerica Funds has an Underwriting Agreement with Transamerica Capital, Inc. (“TCI”), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80237. TCI is an affiliate of TAM and Transamerica Funds. Under this agreement, TCI underwrites and distributes all classes of fund shares and bears the expenses of offering these shares to the public.

Other Distribution or Service Arrangements

TCI, TAM and their affiliates may enter into arrangements with affiliated entities that provide administrative, recordkeeping and other services with respect to one or more of the funds. Payment for these services is made by TCI, TAM and their affiliates out of past profits and other available sources and may take the form of internal credit, recognition or cash payments. TCI, TAM and their affiliates may also enter into similar arrangements with unaffiliated entities.

TCI engages in wholesaling activities designed to support, maintain, and increase the number of financial intermediaries who sell shares of Transamerica Funds. Wholesaling activities include, but are not limited to, recommending and promoting, directly or through intermediaries, Transamerica Funds to financial intermediaries and providing sales training, retail broker support and other services. Payment for these activities is made by TCI, TAM and their affiliates out of past profits and other available sources, including revenue sharing payments from others.

TCI (in connection with, or in addition to, wholesaling services), TAM and fund sub-advisers, directly or through TCI, out of their past profits and other available sources, provide cash payments or non-cash compensation to some, but not all, brokers and other financial intermediaries who have sold shares of the funds, promote the distribution of the funds, or render investor services to fund shareholders. Such payments and compensation are in addition to the sales charges, Rule 12b-1 Plan fees, service fees and other fees that may be paid, directly or indirectly, to such brokers and other financial intermediaries. These arrangements are sometimes referred to as “revenue sharing” arrangements. The amount of revenue sharing payments is substantial and may be substantial to any given recipient. The presence of these payments and the basis on which an intermediary compensates its registered representatives or salespersons may create an incentive for a particular intermediary, registered representative or salesperson to highlight, feature or recommend the funds, at least in part, based on the level of compensation paid. Revenue sharing arrangements are separately negotiated. Revenue sharing is not an expense of the funds, is not reflected in the fees and expenses sections of this prospectus and does not change the price paid by investors for the purchase of a fund’s shares or the amount received by a shareholder as proceeds from the redemption of fund shares.

Such additional cash payments may be made to brokers and other financial intermediaries that provide services to Transamerica Funds and/or shareholders in Transamerica Funds, including (without limitation) shareholder servicing, marketing support and/or access to meetings and/or events, sales representatives and management representatives of the broker or other financial intermediaries. Cash compensation may also be paid to brokers and other financial intermediaries for inclusion of a Transamerica fund on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement or compensation in cases where the broker or other financial intermediary provides services to fund shareholders. To the extent permitted by applicable law, TCI and other parties may pay or allow other incentives and compensation to brokers and other financial intermediaries. TCI and the other parties making these payments generally assess the advisability of continuing making these payments periodically.

These cash payments may take a variety of forms, including (without limitation) reimbursement of ticket charges, additional compensation for sales, on-going fees for shareholder servicing and maintenance of investor accounts, and finder’s fees that vary depending on the fund or share class and the dollar amount of shares sold. Revenue sharing payments can be calculated: (i) as a percentage of gross or net sales; (ii) as a percentage of gross or net assets under management; and/or (iii) as a fixed or negotiated flat fee dollar amount. As of December 31, 2011, TCI may make periodic revenue sharing payments to brokers and other financial intermediaries, such as monthly or quarterly. These periodic payments are equal to a percentage of periodic sales, ranging from 5 basis points (0.05%) to 45 basis points (0.45%) or equal to a percentage of assets under management ranging from 2.5 basis points (0.025%) to 20 basis points (0.20%). In 2011, TCI paid flat annual fees ranging from $15,000 to $100,000, which included at times a series of meetings and/or events of other broker-dealers and banks.

As of December 31, 2011, TCI had such revenue sharing arrangements with at least 15 brokers and other financial intermediaries, of which some of the more significant include: Compass Brokerage, Inc.; Hantz Financial Services, Inc.; US Bancorp Investments, Inc.; Suntrust Investments Services; CCO Investments Services Corp.; LPL Financial; Raymond James Financial Services; Ameriprise Financial Services, Inc.; Bank of America – Merrill Lynch; Citigroup-Morgan Stanley Smith Barney; PNC Investments; Raymond James and Associates; Raymond James Financial Services; UBS Financial Services; and Wells Fargo Advisors, LLC. For the calendar year ended December 31, 2011, TCI paid or expects to pay approximately

$7,110,000 to various brokers and other financial intermediaries in connection with revenue sharing arrangements. TCI expects to have revenue sharing arrangements with a number of brokers and other financial intermediaries in 2012, including some or all of the foregoing brokers and financial intermediaries and AXA Advisors, LLC, among others, on terms similar to those discussed above.

For the same period, TCI received revenue sharing payments totaling $648,039 from the following financial services firms to participate in functions, events and meetings, among other things: Alliance Bernstein L.P, BlackRock Financial Management, Inc, CBRE Clarion Securities, Jennison Associates LLC, J.P. Morgan Investment, Neuberger Berman Management Inc., MFS Investment Management, Natixis Global Asset Management, Oppenheimer Funds, Inc., Pacific Investment Management Company LLC, Schroder Investment Management North America, Inc., S.A. Federated Investors, LLC, Transamerica Investment Management, LLC and Wellington Management Company, LLP.

TAM also serves as investment adviser to certain funds of funds that are underlying investment options for Transamerica insurance products. TCI and its affiliates receive revenue sharing payments from affiliates of certain underlying unaffiliated funds for the provision of services to investors and distribution activities.

In addition, while TCI typically pays most of the sales charge applicable to the sale of fund shares to brokers and other financial intermediaries through which purchases are made, TCI may, on occasion, pay the entire sales charge. (Additional information about payments of sales charges to brokers is available in the section titled “Dealer Reallowances” of the SAI.)

As of the date of this prospectus, TAM has agreed to pay Universal Life Insurance Company (“Universal Life”) a fee equal, on an annual basis, to 0.25% of the average daily net assets attributable to investments by Universal Life’s separate accounts in the Class I2 shares of the funds for administrative and other services provided or procured by Universal Life in connection with such investments in the funds. Investors may be able to obtain more information about these arrangements from their financial intermediaries.

From time to time, TCI, its affiliates and/or TAM and/or fund sub-advisers may also pay non-cash compensation to brokers and other financial intermediaries and their sales representatives in the form of, for example: (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of broker marketing events or activities. For example such non-cash compensation may include in part, assistance with the costs and expenses associated with travel, lodging, educational meetings, seminars, meetings and conferences, entertainment and meals to the extent permitted by law.

The non-cash compensation to sales representatives and compensation or reimbursement received by brokers and other financial intermediaries through sales charges, other fees payable from the funds, and/or revenue sharing arrangements for selling shares of the funds may be more or less than the overall compensation or reimbursement on similar or other products and may influence your broker or other financial intermediary to present and recommend the funds over other investment options available in the marketplace. In addition, depending on the arrangements in place at any particular time, your broker or other financial intermediary may have a financial incentive for recommending a particular class of fund shares over other share classes.

Shareholders may obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their brokers and other financial intermediaries, and should so inquire if they would like additional information. A shareholder may ask his/her broker or financial intermediary how he/she will be compensated for investments made in the funds. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit TAM, TCI and their affiliates to the extent the payments result in more assets being invested in the funds on which fees are being charged.

Although a fund may use financial firms that sell fund shares to effect transactions for the fund’s portfolio, the fund and its investment adviser or sub-adviser will not consider the sale of fund shares as a factor when choosing financial firms to effect those transactions.

Distributions and Taxes

Taxes on Distributions in General

Each fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although a fund will generally not have to pay income tax on amounts it distributes to shareholders, shareholders will generally be taxed on amounts they receive, whether the distributions are paid in cash or are reinvested in additional shares. If a fund declares a dividend in October, November, or December, payable to shareholders of record in such a month, and pays it in the following January, shareholders will be taxed on the dividend as if they received it in the year in which it was declared. Each fund generally pays any dividends and other distributions annually, except the following:

Fund	Pay quarterly	Pay monthly	Declare dividends daily and pay monthly
Transamerica Bond	X
Transamerica Core Bond		X
Transamerica Developing Markets Debt		X
Transamerica Emerging Markets Debt	X
Transamerica Flexible Income		X
Transamerica Global Real Estate Securities	X
Transamerica High Yield Bond		X
Transamerica International Bond		X
Transamerica Money Market			X
Transamerica Multi-Managed Balanced	X
Transamerica Real Return TIPS		X
Transamerica Select Equity	X
Transamerica Short-Term Bond			X
Transamerica Total Return		X
Transamerica Quality Value	X

If necessary, each fund may make distributions at other times as well.

The following are guidelines for how certain distributions by a fund are generally taxed to non-corporate shareholders under current federal income tax law:

•	Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) will be taxed as long-term capital gains at a maximum rate of 15% (0% for individuals in the 10% and 15% federal tax brackets).
•	Distributions reported by a fund as “qualified dividend income” will also be taxed at a maximum rate of 15% (0% for individuals in the 10% and 15% federal tax brackets). Qualified dividend income generally is income derived from certain dividends from U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a fund receives in respect of stock of certain foreign corporations will be qualified dividend income if that stock is readily tradable on an established U.S. securities market. Note that a shareholder (and the fund in which the shareholder invests) will have to satisfy certain holding period requirements in order to obtain the benefit of the lower tax rate applicable to qualified dividend income.
•	Other distributions generally will be taxed at the ordinary income tax rate applicable to the shareholder.

The tax rates in the first two bullets above do not apply to corporate shareholders. For taxable years beginning on or after January 1, 2013, distributions of net capital gains will be taxable to non-corporate shareholders at a maximum rate of 20%, and distributions of a fund’s dividend income will be taxable to shareholders at ordinary income tax rates.

The funds will send you a tax report annually summarizing the amount and tax aspects of your distributions. If you buy shares of a fund shortly before it makes a distribution (other than regular monthly distributions paid by Transamerica Money Market or Transamerica Short-Term Bond), the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying a dividend.”

Investors who invest through tax-deferred accounts, such as IRAs, 403(b) accounts, and qualified retirement plans, will ordinarily not be subject to tax until a distribution is made from the account, at which time such distribution is generally taxed as ordinary income. These accounts are subject to complex tax rules, and tax-deferred account investors should therefore consult their tax advisers regarding their investments in a tax-deferred account.

Funds that invest in other funds (“asset allocation funds”) may recognize income on distributions from underlying funds in which they invest and may also recognize gains and losses if they redeem shares in underlying funds. Distributions of net capital gains, for taxable years beginning before January 1, 2013, qualified dividend income of either the asset allocation funds or underlying funds will generally be taxed at long-term capital gain rates when distributed to shareholders of the asset allocation funds. Other distributions, including short-term capital gains, generally will be taxed as ordinary income. The structure of such asset allocation funds and the reallocation of investments among underlying funds could affect the amount, timing and character of distributions.

Taxes on the Sale or Exchange of Shares

If you sell shares of a fund or exchange them for shares of another fund, you generally will have a capital gain or loss, which will generally be a long-term capital gain or loss if you held the shares for more than one year; otherwise it will generally be a short-term capital gain or loss. Any loss recognized on shares held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain that were received with respect to the shares.

Any gain or loss on the sale or exchange of shares is computed by subtracting your tax basis in the shares from the redemption proceeds in the case of a sale or the value of the shares received in the case of an exchange. Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax return preparer will be able to determine whether a sale will result in a taxable gain or loss.

Note that money market funds typically maintain a stable net asset value of $1.00 per share. Assuming Transamerica Money Market maintains a stable net asset value, you will typically not recognize gain or loss upon the sale, redemption, or exchange of shares of this fund.

Withholding Taxes

A fund in which you invest may be required to apply backup withholding of U.S. federal income tax on all distributions payable to you if you fail to provide the funds with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. The backup withholding rate is currently 28% and is scheduled to increase to 31% in 2013. Backup withholding is not an additional tax, but is a method by which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

Non-Resident Alien Withholding

If you are a non-U.S. investor, you must provide a U.S. mailing address to establish an account unless your broker-dealer firm submits your account through the National Securities Clearing Corporation. Your broker-dealer will be required to submit a foreign certification form. Investors changing a mailing address to a non-U.S. address will be required to have a foreign certification form completed by their broker-dealer and returned to us before future purchases can be accepted. Shareholders that are not U.S. persons under the federal tax laws may be subject to U.S. withholding taxes on certain distributions and are generally subject to U.S. tax certification requirements. Additionally, those shareholders will need to provide an appropriate tax form (generally, Form W-8BEN) and documentary evidence and letter of explanation.

Other Tax Information

This tax discussion is for general information only. In addition to federal income taxes, you may be subject to state, local or foreign taxes on payments received from, and investments made in shares of, a Transamerica fund. More information is provided in the SAI of the funds. You should also consult your own tax adviser for information regarding all tax consequences applicable to your investments in Transamerica Funds.

Investment Policy Changes

A fund that has a policy of investing, under normal circumstances, at least 80% of its assets (defined as net assets plus the amount of any borrowings for investment purposes) in the particular type of securities implied by its name will provide its shareholders with at least 60 days’ prior written notice before making changes to such policy. Such notice will comply with the conditions set forth in any applicable SEC rules then in effect.

Unless expressly designated as fundamental, all policies and procedures of the funds, including their investment objectives, may be changed at any time by the Board of Trustees without shareholder approval. The investment strategies employed by a fund may also be changed without shareholder approval.

To the extent authorized by law, Transamerica Funds and each of the funds reserve the right to discontinue offering shares at any time, to merge or liquidate a class of shares or to cease operations entirely.

Financial Highlights

The Financial Highlights table is intended to help you understand a fund’s performance for the past five years or since its inception if less than five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. Information subsequent to October 31, 2009 has been derived from financial statements audited by Ernst & Young LLP, an Independent Registered Public Accounting firm, whose report, along with the fund’s financial statements, is included in the October 31, 2011 Annual Report, which is available to you upon request.

The Financial Highlights information on and prior to October 31, 2009 has been derived from financial statements audited by another Independent Registered Certified Public Accounting firm, whose report, along with the fund’s financial statements, is included in the Annual Reports for the previous periods ended October 31, which are available upon request.

The names of the funds in the Financial Highlights table correspond to the fund names used in the October 31, 2011 Annual Report. On March 1, 2012, the names of the funds were changed. Please see the table of contents in this prospectus for a list of the current and former fund names.

Information is not shown for Transamerica Multi-Managed Balanced as there were no Class I2 shares of the fund issued as of October 31, 2011.

For a share outstanding throughout each period	Transamerica AEGON Flexible Income(A)
	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007
Net asset value
Beginning of year	$9.03	$8.37	$7.25	$9.17	$9.42
Investment operations
Net investment income(B)	0.55	0.53	0.50	0.50	0.53
Net realized and change in unrealized gain (loss) on investments	(0.17)	0.71	1.10	(1.90)	(0.26)
Total from investment operations	0.38	1.24	1.60	(1.40)	0.27
Distributions
Net investment income	(0.55)	(0.58)	(0.48)	(0.52)	(0.52)
Total distributions	(0.55)	(0.58)	(0.48)	(0.52)	(0.52)
Net asset value
End of year	$8.86	$9.03	$8.37	$7.25	$9.17
Total return(C)	4.31%	15.39%	23.16%	(16.02%)	2.93%
Net assets end of year (000’s)	$109,052	$146,631	$132,177	$128,108	$370,611
Ratio and supplemental data
Expenses to average net assets:
After reimbursement/recapture	0.58%	0.64% (D)	0.85%	0.77%	0.80%
Before reimbursement/recapture	0.58%	0.64% (D)	0.85%	0.77%	0.80%
Net investment income, to average net assets	6.10%	6.18%	6.64%	5.67%	5.71%
Portfolio turnover rate	42%	120%	169%	98%	108%

For a share outstanding throughout each period	Transamerica AEGON High Yield Bond
	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007
Net asset value
Beginning of year	$9.22	$8.50	$6.35	$9.17	$9.24
Investment operations
Net investment income(B)	0.66	0.71	0.69	0.69	0.65
Net realized and change in unrealized gain (loss) on investments	(0.21)	0.73	2.16	(2.85)	(0.07)
Total from investment operations	0.45	1.44	2.85	(2.16)	0.58
Distributions
Net investment income	(0.65)	(0.72)	(0.70)	(0.66)	(0.65)
Total distributions	(0.65)	(0.72)	(0.70)	(0.66)	(0.65)
Net asset value
End of year	$9.02	$9.22	$8.50	$6.35	$9.17
Total return(C)	5.06%	17.74%	48.39%	(25.05%)	6.39%
Net assets end of year (000’s)	$388,633	$408,505	$472,936	$418,923	$331,300
Ratio and supplemental data
Expenses to average net assets:
After reimbursement/recapture	0.66%	0.66%	0.67%	0.65%	0.65%
Before reimbursement/recapture	0.66%	0.66%	0.67%	0.65%	0.65%
Net investment income, to average net assets	7.16%	8.11%	9.96%	8.34%	6.96%
Portfolio turnover rate	93%	91%	58%	38%	80%
For a share outstanding throughout each period	Transamerica AEGON Money Market(E)
	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007
Net asset value
Beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Investment operations
Net investment income (loss)(B)	– (F)	– (F)	– (F)	0.03	0.05
Net realized and change in unrealized gain on investments	–	– (F)	– (F)	– (F)	–
Total from investment operations	– (F)	– (F)	– (F)	0.03	0.05
Net Equalization credits and charges	–	– (F)	–	–	–
Distributions
Net investment income	– (F)	– (F)	– (F)	(0.03)	(0.05)
Return of capital	–	–	–	–	– (F)
Total distributions	– (F)	– (F)	– (F)	(0.03)	(0.05)
Net asset value
End of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total return(C)	0.01%	0.01%	0.35%	2.84%	4.98%
Net assets end of year (000's)	$17,612	$21,773	$34,119	$29,327	$34,673
Ratio and supplemental data
Expenses to average net assets:
After reimbursement/recapture	0.19% (G)	0.21% (G)	0.45% (G)	0.48%	0.48%
Before reimbursement/recapture	0.55%	0.50%	0.53%	0.49%	0.52%
Net investment income (loss), to average net assets	0.02%	0.01%	0.36%	2.89%	4.88%

For a share outstanding throughout each period	Transamerica AEGON Short-Term Bond(H)
	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007
Net asset value
Beginning of year	$10.34	$10.08	$9.28	$9.82	$9.84
Investment operations
Net investment income(B)	0.40	0.46	0.50	0.43	0.47
Net realized and change in unrealized gain (loss) on investments	(0.17)	0.27	0.80	(0.54)	(0.04)
Total from investment operations	0.23	0.73	1.30	(0.11)	0.43
Distributions
Net investment income	(0.41)	(0.47)	(0.50)	(0.43)	(0.45)
Net realized gains on investments	(0.02)	–	–	–	–
Total distributions	(0.43)	(0.47)	(0.50)	(0.43)	(0.45)
Net asset value
End of year	$10.14	$10.34	$10.08	$9.28	$9.82
Total return(C)	2.28%	7.37%	14.44%	(1.22%)	4.45%
Net assets end of year (000's)	$924,917	$999,064	$710,660	$492,333	$563,889
Ratio and supplemental data
Expenses to average net assets:
After reimbursement/recapture	0.53%	0.53%	0.63%	0.68%	0.67%
Before reimbursement/recapture	0.53%	0.58%	0.69%	0.68%	0.67%
Net investment income, to average net assets	3.87%	4.52%	5.14%	4.38%	4.81%
Portfolio turnover rate	51%	54%	77%	67%	117%
For a share outstanding throughout each period	Transamerica AQR Managed Futures Strategy
	October 31, 2011	October 31, 2010(I)
Net asset value
Beginning of year	$10.16	$10.00
Investment operations
Net investment loss(B)	(0.12)	(0.01)
Net realized and change in unrealized gain (loss) on investments	(0.53)	0.17
Total from investment operations	(0.65)	0.16
Distributions
Net investment income	(0.10)	–
Net realized gains on investments	(0.07)	–
Total distributions	(0.17)	–
Net asset value
End of year	$9.34	$10.16
Total return(C)	(6.52%)	1.60% (J)
Net assets end of year (000’s)	$262,409	$257,887
Ratio and supplemental data
Expenses to average net assets:
After reimbursement/recapture	1.31%	1.38% (K)
Before reimbursement/recapture	1.31%	1.38% (K)
Net investment loss, to average net assets	(1.21%)	(1.22%) (K)
Portfolio turnover rate	–%	–%(J)

For a share outstanding throughout each period	Transamerica BlackRock Global Allocation
	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007
Net asset value
Beginning of year	$10.91	$9.99	$9.32	$13.23	$11.23
Investment operations
Net investment income(B)	0.22	0.20	0.19	0.27	0.24
Net realized and change in unrealized gain (loss) on investments	0.03	0.93	1.55	(3.25)	2.15
Total from investment operations	0.25	1.13	1.74	(2.98)	2.39
Distributions
Net investment income	(0.17)	(0.21)	(0.55)	(0.35)	(0.20)
Net realized gains on investments	–	–	(0.52)	(0.58)	(0.19)
Total distributions	(0.17)	(0.21)	(1.07)	(0.93)	(0.39)
Net asset value
End of year	$10.99	$10.91	$9.99	$9.32	$13.23
Total return(C)	2.28%	11.40%	20.57%	(24.23%)	21.95%
Net assets end of year (000’s)	$422,226	$497,305	$448,979	$377,781	$520,484
Ratio and supplemental data
Expenses to average net assets:
After reimbursement/recapture	0.91%	0.87%	0.90%	0.88%	0.85%
Before reimbursement/recapture	0.91%	0.87%	0.90%	0.88%	0.85%
Net investment income, to average net assets	1.98%	1.96%	2.08%	2.25%	2.04%
Portfolio turnover rate	41%	51%	43%	49%	30%
For a share outstanding throughout each period	Transamerica BlackRock Large Cap Value
	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007
Net asset value
Beginning of year	$8.34	$7.81	$7.61	$13.08	$12.15
Investment operations
Net investment income(B)	0.10	0.10	0.13	0.13	0.12
Net realized and change in unrealized gain (loss) on investments	0.56	0.54	0.20	(4.78)	1.27
Total from investment operations	0.66	0.64	0.33	(4.65)	1.39
Distributions
Net investment income	(0.12)	(0.11)	(0.13)	(0.09)	(0.09)
Net realized gains on investments	–	–	–	(0.73)	(0.37)
Total distributions	(0.12)	(0.11)	(0.13)	(0.82)	(0.46)
Net asset value
End of year	$8.88	$8.34	$7.81	$7.61	$13.08
Total return(C)	7.92%	8.16%	4.50%	(37.76%)	11.80%
Net assets end of year (000’s)	$544,049	$702,205	$633,675	$461,816	$610,135
Ratio and supplemental data
Expenses to average net assets:
After reimbursement/recapture	0.84%	0.83%	0.83%	0.83%	0.84%
Before reimbursement/recapture	0.84%	0.83%	0.83%	0.83%	0.84%
Net investment income, to average net assets	1.05%	1.21%	1.87%	1.21%	0.96%
Portfolio turnover rate	100%	124%	130%	71%	69%

For a share outstanding throughout each period	Transamerica Clarion Global Real Estate Securities
	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007
Net asset value
Beginning of year	$12.28	$10.77	$9.52	$20.48	$20.25
Investment operations
Net investment income(B)	0.24	0.26	0.29	0.32	0.36
Net realized and change in unrealized gain (loss) on investments	(0.19)	1.98	1.15	(8.33)	2.45
Total from investment operations	0.05	2.24	1.44	(8.01)	2.81
Distributions
Net investment income	(0.69)	(0.73)	(0.19)	(0.90)	(0.80)
Net realized gains on investments	–	–	–	(2.05)	(1.78)
Total distributions	(0.69)	(0.73)	(0.19)	(2.95)	(2.58)
Net asset value
End of year	$11.64	$12.28	$10.77	$9.52	$20.48
Total return(C)	0.51%	21.70%	15.72%	(44.82%)	15.11%
Net assets end of year (000’s)	$147,057	$319,368	$285,502	$232,115	$367,750
Ratio and supplemental data
Expenses to average net assets:
After reimbursement/recapture	0.91%	0.91%	0.93%	0.89%	0.88%
Before reimbursement/recapture	0.91%	0.91%	0.93%	0.89%	0.88%
Net investment income, to average net assets	2.01%	2.31%	3.30%	2.29%	1.29%
Portfolio turnover rate	39%	62%	61%	41%	72%
For a share outstanding throughout each period	Transamerica First Quadrant Global Macro
	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007(L)
Net asset value
Beginning of year	$6.12	$6.08	$8.60	$9.83	$10.00
Investment operations
Net investment income (loss)(B)	(0.09)	(0.10)	0.02	0.18	0.09
Net realized and change in unrealized gain (loss) on investments	(0.21)	0.14	(0.04)	(1.30)	(0.26)
Total from investment operations	(0.30)	0.04	(0.02)	(1.12)	(0.17)
Distributions
Net investment income	–	–	(0.03)	(0.11)	–
Net realized gains on investments	–	–	(2.40)	–	–
Return of capital	–	–	(0.07)	–	–
Total distributions	–	–	(2.50)	(0.11)	–
Net asset value
End of year	$5.82	$6.12	$6.08	$8.60	$9.83
Total return(C)	(4.90%)	0.66%	5.34%	(11.55%)	(1.70%) (J)
Net assets end of year (000’s)	$137,551	$126,142	$107,017	$165,567	$209,382
Ratio and supplemental data
Expenses to average net assets:
After reimbursement/recapture	1.53%	1.61%	1.58%	1.51%	1.51% (K)
Before reimbursement/recapture	1.53%	1.61%	1.58%	1.51%	1.51% (K)
Net investment income (loss), to average net assets	(1.49%)	(1.56%)	0.32%	1.81%	1.16% (K)
Portfolio turnover rate	–%	–%	358%	84%	45%(J)

For a share outstanding throughout each period	Transamerica Goldman Sachs Commodity Strategy
	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007(L)
Net asset value
Beginning of year	$11.24	$10.03	$8.11	$14.11	$10.00
Investment operations
Net investment income (loss)(B)	(0.07)	0.04	0.05	0.03	0.04
Net realized and change in unrealized gain (loss) on investments	0.64	1.22	1.91	(5.85)	4.07
Total from investment operations	0.57	1.26	1.96	(5.82)	4.11
Distributions
Net investment income	(0.57)	(0.05)	(0.04)	(0.03)	–
Net realized gains on investments	(0.47)	–	– (F)	(0.15)	–
Total distributions	(1.04)	(0.05)	(0.04)	(0.18)	–
Net asset value
End of year	$10.77	$11.24	$10.03	$8.11	$14.11
Total return(C)	5.12%	12.61%	24.41%	(41.77%)	41.10% (J)
Net assets end of year (000’s)	$177,843	$146,976	$121,342	$87,252	$156,779
Ratio and supplemental data
Expenses to average net assets:
After reimbursement/recapture	0.71%	0.86%	0.89%	0.86%	0.89% (K)
Before reimbursement/recapture	0.71%	0.86%	0.89%	0.86%	0.89% (K)
Net investment income (loss), to average net assets	(0.60%)	0.38%	0.63%	0.21%	0.39% (K)
Portfolio turnover rate	–%	112% (M)	5%	4%	7%(J)
For a share outstanding throughout each period	Transamerica Hansberger International Value(N)					Transamerica ICAP Select Equity October 31, 2011(O)
	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007
Net asset value
Beginning of year	$8.07	$7.79	$6.61	$14.88	$12.35	$10.00
Investment operations
Net investment income(B)	0.16	0.15	0.16	0.30	0.25	0.01
Net realized and change in unrealized gain (loss) on investments	(1.15)	0.29	1.37	(7.43)	2.65	0.21
Total from investment operations	(0.99)	0.44	1.53	(7.13)	2.90	0.22
Distributions
Net investment income	(0.20)	(0.16)	(0.35)	(0.21)	(0.15)	– (F)
Net realized gains on investments	–	–	–	(0.93)	(0.22)	–
Total distributions	(0.20)	(0.16)	(0.35)	(1.14)	(0.37)	– (F)
Net asset value
End of year	$6.88	$8.07	$7.79	$6.61	$14.88	$10.22
Total return(C)	(12.56%)	5.61%	24.32%	(51.72%)	23.99%	2.31% (J)
Net assets end of year (000’s)	$156,600	$298,751	$316,068	$248,337	$519,217	$936,279
Ratio and supplemental data
Expenses to average net assets:
After reimbursement/recapture	0.99%	0.97%	0.97%	0.94%	0.93%	0.83% (K)
Before reimbursement/recapture	0.99%	0.97%	0.97%	0.94%	0.93%	0.83% (K)
Net investment income, to average net assets	2.01%	2.00%	2.39%	2.71%	1.82%	0.83% (K)
Portfolio turnover rate	146%	59%	59%	33%	36%	6%(J)

For a share outstanding throughout each period	Transamerica Jennison Growth
	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007
Net asset value
Beginning of year	$11.78	$10.17	$8.37	$13.05	$11.40
Investment operations
Net investment income(B)	– (F)	0.01	0.01	0.02	0.03
Net realized and change in unrealized gain (loss) on investments	1.17	1.61	1.81	(4.68)	2.08
Total from investment operations	1.17	1.62	1.82	(4.66)	2.11
Distributions
Net investment income	(0.01)	(0.01)	(0.02)	(0.02)	–
Net realized gains on investments	–	–	–	–	(0.46)
Total distributions	(0.01)	(0.01)	(0.02)	(0.02)	(0.46)
Net asset value
End of year	$12.94	$11.78	$10.17	$8.37	$13.05
Total return(C)	9.96%	15.96%	21.79%	(35.77%)	19.14%
Net assets end of year (000’s)	$618,767	$726,732	$654,610	$184,981	$160,815
Ratio and supplemental data
Expenses to average net assets:
After reimbursement/recapture	0.81%	0.81%	0.85%	0.85%	0.87%
Before reimbursement/recapture	0.81%	0.81%	0.85%	0.85%	0.87%
Net investment income, to average net assets	0.01%	0.09%	0.16%	0.21%	0.22%
Portfolio turnover rate	55%	83%	82%	70%	63%
For a share outstanding throughout each period	Transamerica JPMorgan Core Bond
	October 31, 2011	October 31, 2010	October 31, 2009(P)
Net asset value
Beginning of year	$10.56	$10.08	$10.00
Investment operations
Net investment income(B)	0.32	0.28	0.07
Net realized and change in unrealized gain on investments	0.15	0.53	0.06
Total from investment operations	0.47	0.81	0.13
Distributions
Net investment income	(0.36)	(0.33)	(0.05)
Net realized gains on investments	(0.07)	–	–
Total distributions	(0.43)	(0.33)	(0.05)
Net asset value
End of year	$10.60	$10.56	$10.08
Total return(C)	4.62%	8.16%	1.34% (J)
Net assets end of year (000’s)	$2,208,783	$1,063,458	$215,816
Ratio and supplemental data
Expenses to average net assets:
After reimbursement/recapture	0.48%	0.50%	0.55% (K)
Before reimbursement/recapture	0.48%	0.50%	0.55% (K)
Net investment income, to average net assets	3.04%	2.73%	2.15% (K)
Portfolio turnover rate	19%	33%	3%(J)

For a share outstanding throughout each period	Transamerica JPMorgan International Bond
	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007
Net asset value
Beginning of year	$12.08	$11.64	$10.56	$11.00	$10.51
Investment operations
Net investment income(B)	0.23	0.24	0.26	0.29	0.28
Net realized and change in unrealized gain (loss) on investments	(0.05)	0.71	1.59	(0.29)	0.59
Total from investment operations	0.18	0.95	1.85	– (F)	0.87
Distributions
Net investment income	(0.93)	(0.39)	(0.68)	(0.44)	(0.38)
Net realized gains on investments	(0.09)	(0.12)	(0.09)	–	–
Total distributions	(1.02)	(0.51)	(0.77)	(0.44)	(0.38)
Net asset value
End of year	$11.24	$12.08	$11.64	$10.56	$11.00
Total return(C)	2.20%	8.54%	17.90%	(0.14%)	8.55%
Net assets end of year (000’s)	$475,292	$447,141	$732,964	$699,078	$761,827
Ratio and supplemental data
Expenses to average net assets:
After reimbursement/recapture	0.63%	0.61%	0.60%	0.61%	0.61%
Before reimbursement/recapture	0.63%	0.61%	0.60%	0.61%	0.61%
Net investment income, to average net assets	2.09%	2.16%	2.38%	2.55%	2.68%
Portfolio turnover rate	98%	61%	53%	74%	86%
For a share outstanding throughout each period	Transamerica JPMorgan Long/Short Strategy(Q)
	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007(L)
Net asset value
Beginning of year	$8.32	$8.43	$9.51	$9.78	$10.00
Investment operations
Net investment income (loss)(B)	(0.15)	(0.13)	(0.17)	0.10	0.23
Net realized and change in unrealized gain (loss) on investments	(0.31)	0.02	(0.80)	0.20	(0.45)
Total from investment operations	(0.46)	(0.11)	(0.97)	0.30	0.22
Distributions
Net investment income	–	–	–	(0.57)	–
Return of capital	–	–	(0.11)	–	–
Total distributions	–	–	(0.11)	(0.57)	–
Net asset value
End of year	$7.86	$8.32	$8.43	$9.51	$9.78
Total return(C)	(5.53%)	(1.30%)	(10.27%)	3.30%	(2.20%) (J)
Net assets end of year (000’s)	$113,108	$108,342	$86,682	$121,348	$112,394
Ratio and supplemental data
Expenses to average net assets:
After reimbursement/recapture(R)	3.59%	2.85%	3.61%	2.79%	3.05% (K)
Before reimbursement/recapture(R)	3.59%	2.85%	3.61%	2.79%	3.05% (K)
Net investment income (loss), to average net assets(R)	(1.86%)	(1.61%)	(1.87%)	1.05%	2.77% (K)
Portfolio turnover rate	411%	303%	463%	192%	119%(J)

For a share outstanding throughout each period	Transamerica JPMorgan Mid Cap Value					Transamerica Logan Circle Emerging Markets Debt October 31, 2011(O)
	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007
Net asset value
Beginning of year	$10.17	$8.28	$7.54	$12.32	$11.67	$10.00
Investment operations
Net investment income(B)	0.11	0.12	0.15	0.13	0.13	0.07
Net realized and change in unrealized gain (loss) on investments	0.79	1.93	0.82	(4.20)	1.13	(0.06)
Total from investment operations	0.90	2.05	0.97	(4.07)	1.26	0.01
Distributions
Net investment income	(0.14)	(0.16)	(0.17)	(0.10)	(0.11)	– (F)
Net realized gains on investments	–	–	(0.06)	(0.61)	(0.50)	–
Total distributions	(0.14)	(0.16)	(0.23)	(0.71)	(0.61)	– (F)
Net asset value
End of year	$10.93	$10.17	$8.28	$7.54	$12.32	$10.01
Total return(C)	8.88%	25.08%	13.39%	(34.92%)	11.07%	0.14% (J)
Net assets end of year (000’s)	$158,344	$163,612	$165,838	$147,772	$270,661	$95,233
Ratio and supplemental data
Expenses to average net assets:
After reimbursement/recapture	0.90%	0.89%	0.90%	0.87%	0.87%	1.00% (K)
Before reimbursement/recapture	0.90%	0.89%	0.90%	0.87%	0.87%	1.23% (K)
Net investment income, to average net assets	1.04%	1.33%	2.05%	1.22%	0.98%	4.63% (K)
Portfolio turnover rate	39%	29%	43%	45%	50%	31%(J)
For a share outstanding throughout each period	Transamerica Loomis Sayles Bond
	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007(L)
Net asset value
Beginning of year	$11.14	$9.93	$7.34	$10.19	$10.00
Investment operations
Net investment income(B)	0.54	0.57	0.60	0.60	0.45
Net realized and change in unrealized gain (loss) on investments	(0.20)	1.23	2.61	(2.88)	(0.01)
Total from investment operations	0.34	1.80	3.21	(2.28)	0.44
Distributions
Net investment income	(0.68)	(0.59)	(0.57)	(0.57)	(0.25)
Net realized gains on investments	(0.19)	–	(0.05)	–	–
Total distributions	(0.87)	(0.59)	(0.62)	(0.57)	(0.25)
Net asset value
End of year	$10.61	$11.14	$9.93	$7.34	$10.19
Total return(C)	3.31%	18.69%	46.27%	(23.56%)	4.50% (J)
Net assets end of year (000’s)	$462,340	$594,220	$812,252	$577,368	$513,249
Ratio and supplemental data
Expenses to average net assets:
After reimbursement/recapture	0.71%	0.70%	0.69%	0.69%	0.73% (K)
Before reimbursement/recapture	0.71%	0.70%	0.69%	0.69%	0.73% (K)
Net investment income, to average net assets	4.98%	5.49%	7.22%	6.34%	5.42% (K)
Portfolio turnover rate	57%	79%	42%	24%	18%(J)

For a share outstanding throughout each period	Transamerica MFS International Equity				Transamerica Morgan Stanley Capital Growth(T) October 31, 2011(U)
	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008(S)
Net asset value
Beginning of year	$9.11	$8.16	$6.58	$10.00	$10.00
Investment operations
Net investment income (loss)(B)	0.15	0.12	0.12	0.02	– (F)
Net realized and change in unrealized gain (loss) on investments	(0.37)	1.09	1.46	(3.44)	0.96
Total from investment operations	(0.22)	1.21	1.58	(3.42)	0.96
Distributions
Net investment income	(0.10)	(0.06)	–	–	–
Net realized gains on investments	(0.45)	(0.20)	–	–	–
Total distributions	(0.55)	(0.26)	–	–	–
Net asset value
End of year	$8.34	$9.11	$8.16	$6.58	$10.96
Total return(C)	(2.69%)	15.16%	24.01%	(34.20%) (J)	9.70% (J)
Net assets end of year (000’s)	$353,694	$536,181	$396,754	$40,997	$407,302
Ratio and supplemental data
Expenses to average net assets:
After reimbursement/recapture	0.99%	0.99%	1.09%	1.23% (K)	1.09% (K)
Before reimbursement/recapture	0.99%	0.99%	1.09%	1.23% (K)	1.09% (K)
Net investment income (loss), to average net assets	1.69%	1.47%	1.78%	0.71% (K)	(0.48%) (K)
Portfolio turnover rate	29%	35%	24%	37% (J)	90%(J)
For a share outstanding throughout each period	Transamerica Morgan Stanley Emerging Markets Debt
	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007
Net asset value
Beginning of year	$11.29	$10.23	$7.98	$11.23	$10.91
Investment operations
Net investment income(B)	0.56	0.62	0.60	0.61	0.59
Net realized and change in unrealized gain (loss) on investments	(0.33)	1.07	2.18	(2.72)	0.46
Total from investment operations	0.23	1.69	2.78	(2.11)	1.05
Distributions
Net investment income	(0.51)	(0.63)	(0.53)	(0.79)	(0.63)
Net realized gains on investments	(0.26)	–	–	(0.35)	(0.10)
Total distributions	(0.77)	(0.63)	(0.53)	(1.14)	(0.73)
Net asset value
End of year	$10.75	$11.29	$10.23	$7.98	$11.23
Total return(C)	2.36%	17.16%	36.29%	(20.81%)	9.94%
Net assets end of year (000’s)	$310,377	$302,576	$382,618	$320,350	$317,328
Ratio and supplemental data
Expenses to average net assets:
After reimbursement/recapture	1.00%	1.00%	0.98%	0.98%	1.03%
Before reimbursement/recapture	1.00%	1.00%	0.98%	0.98%	1.03%
Net investment income, to average net assets	5.24%	5.89%	6.67%	5.92%	5.36%
Portfolio turnover rate	75%	100%	118%	81%	79%

For a share outstanding throughout each period	Transamerica Morgan Stanley Growth Opportunities(V)
	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007
Net asset value
Beginning of year	$10.23	$7.78	$6.74	$11.59	$8.43
Investment operations
Net investment income (loss)(B)	0.01	0.03	0.01	0.01	(0.01)
Net realized and change in unrealized gain (loss) on investments	1.25	2.42	1.03	(4.86)	3.17
Total from investment operations	1.26	2.45	1.04	(4.85)	3.16
Distributions
Net investment income	(0.06)	–	–	–	–
Total distributions	(0.06)	–	–	–	–
Net asset value
End of year	$11.43	$10.23	$7.78	$6.74	$11.59
Total return(C)	12.28%	31.49%	15.43%	(41.85%)	37.49%
Net assets end of year (000’s)	$113,057	$106,970	$111,402	$86,425	$206,863
Ratio and supplemental data
Expenses to average net assets:
After reimbursement/recapture	0.89%	0.88%	0.91%	0.86%	0.88%
Before reimbursement/recapture	0.89%	0.88%	0.91%	0.86%	0.88%
Net investment income (loss), to average net assets	0.09%	0.32%	0.15%	0.15%	(0.15%)
Portfolio turnover rate	125%	63%	71%	45%	85%
For a share outstanding throughout each period	Transamerica Morgan Stanley Small Company Growth
	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007
Net asset value
Beginning of year	$10.94	$8.82	$7.39	$14.14	$12.78
Investment operations
Net investment income (loss)(B)	0.04	– (F)	(0.02)	0.10	0.02
Net realized and change in unrealized gain (loss) on investments	0.59	2.12	1.62	(5.50)	1.81
Total from investment operations	0.63	2.12	1.60	(5.40)	1.83
Distributions
Net investment income	(0.04)	–	(0.15)	(0.02)	–
Net realized gains on investments	–	–	–	(1.33)	(0.47)
Return of capital	–	–	(0.02)	–	–
Total distributions	(0.04)	–	(0.17)	(1.35)	(0.47)
Net asset value
End of year	$11.53	$10.94	$8.82	$7.39	$14.14
Total return(C)	5.71%	24.04%	22.43%	(41.72%)	14.75%
Net assets end of year (000’s)	$178,417	$181,460	$129,889	$61,214	$188,347
Ratio and supplemental data
Expenses to average net assets:
After reimbursement/recapture	1.02%	1.02%	1.04%	1.02%	1.01%
Before reimbursement/recapture	1.02%	1.02%	1.04%	1.02%	1.01%
Net investment income (loss), to average net assets	0.29%	(0.02%)	(0.19%)	0.89%	0.13%
Portfolio turnover rate	34%	21%	40%	44%	71%

For a share outstanding throughout each period	Transamerica Neuberger Berman International
	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007
Net asset value
Beginning of year	$8.94	$7.57	$5.95	$13.55	$11.74
Investment operations
Net investment income(B)	0.14	0.10	0.10	0.19	0.15
Net realized and change in unrealized gain (loss) on investments	(0.47)	1.34	1.69	(6.63)	2.37
Total from investment operations	(0.33)	1.44	1.79	(6.44)	2.52
Distributions
Net investment income	(0.11)	(0.07)	(0.17)	(0.13)	(0.13)
Net realized gains on investments	–	–	–	(1.03)	(0.58)
Total distributions	(0.11)	(0.07)	(0.17)	(1.16)	(0.71)
Net asset value
End of year	$8.50	$8.94	$7.57	$5.95	$13.55
Total return(C)	(3.80%)	19.16%	30.83%	(51.66%)	22.37%
Net assets end of year (000’s)	$359,646	$584,849	$485,803	$307,981	$596,488
Ratio and supplemental data
Expenses to average net assets:
After reimbursement/recapture	1.07%	1.06%	1.09%	1.06%	1.06%
Before reimbursement/recapture	1.07%	1.06%	1.09%	1.06%	1.06%
Net investment income, to average net assets	1.52%	1.22%	1.62%	1.87%	1.21%
Portfolio turnover rate	46%	51%	75%	72%	57%
For a share outstanding throughout each period	Transamerica Oppenheimer Developing Markets
	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007
Net asset value
Beginning of year	$13.34	$10.12	$8.20	$17.07	$11.41
Investment operations
Net investment income(B)	0.08	0.05	0.06	0.19	0.12
Net realized and change in unrealized gain (loss) on investments	(1.11)	3.22	3.51	(7.65)	5.99
Total from investment operations	(1.03)	3.27	3.57	(7.46)	6.11
Distributions
Net investment income	(0.04)	(0.05)	(0.16)	(0.09)	(0.06)
Net realized gains on investments	–	–	(1.49)	(1.32)	(0.39)
Total distributions	(0.04)	(0.05)	(1.65)	(1.41)	(0.45)
Net asset value
End of year	$12.27	$13.34	$10.12	$8.20	$17.07
Total return(C)	(7.77%)	32.43%	56.01%	(47.48%)	55.27%
Net assets end of year (000’s)	$497,656	$610,212	$495,636	$317,973	$674,561
Ratio and supplemental data
Expenses to average net assets:
After reimbursement/recapture	1.31%	1.31%	1.35%	1.32%	1.34%
Before reimbursement/recapture	1.31%	1.31%	1.35%	1.32%	1.34%
Net investment income, to average net assets	0.58%	0.48%	0.77%	1.42%	0.87%
Portfolio turnover rate	40%	54%	50%	67%	59%

For a share outstanding throughout each period	Transamerica Oppenheimer Small- & Mid-Cap Value
	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007
Net asset value
Beginning of year	$9.33	$7.72	$6.30	$13.18	$10.94
Investment operations
Net investment income(B)	0.04	0.02	0.03	0.04	–
Net realized and change in unrealized gain (loss) on investments	0.18	1.63	1.41	(5.98)	2.44
Total from investment operations	0.22	1.65	1.44	(5.94)	2.44
Distributions
Net investment income	(0.01)	(0.04)	(0.02)	– (F)	(0.02)
Net realized gains on investments	–	–	–	(0.94)	(0.18)
Total distributions	(0.01)	(0.04)	(0.02)	(0.94)	(0.20)
Net asset value
End of year	$9.54	$9.33	$7.72	$6.30	$13.18
Total return(C)	2.39%	21.44%	22.99%	(48.36%)	22.57%
Net assets end of year (000’s)	$258,536	$299,225	$269,281	$127,886	$183,126
Ratio and supplemental data
Expenses to average net assets:
After reimbursement/recapture	0.96%	0.96%	0.98%	1.00%	1.03%
Before reimbursement/recapture	0.96%	0.96%	0.98%	1.00%	1.02%
Net investment income, to average net assets	0.44%	0.19%	0.43%	0.34%	–%
Portfolio turnover rate	108%	81%	110%	102%	118%
For a share outstanding throughout each period	Transamerica PIMCO Real Return TIPS
	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007
Net asset value
Beginning of year	$11.61	$10.72	$9.21	$10.21	$10.05
Investment operations
Net investment income(B)	0.37	0.25	0.32	0.47	0.38
Net realized and change in unrealized gain (loss) on investments	0.27	1.04	1.58	(0.96)	0.16
Total from investment operations	0.64	1.29	1.90	(0.49)	0.54
Distributions
Net investment income	(0.37)	(0.40)	(0.33)	(0.51)	(0.38)
Net realized gains on investments	(0.43)	–	(0.06)	–	–
Total distributions	(0.80)	(0.40)	(0.39)	(0.51)	(0.38)
Net asset value
End of year	$11.45	$11.61	$10.72	$9.21	$10.21
Total return(C)	6.23%	12.40%	21.00%	(5.29%)	5.54%
Net assets end of year (000’s)	$971,634	$845,965	$752,723	$621,092	$690,942
Ratio and supplemental data
Expenses to average net assets:
After reimbursement/recapture	0.73%	0.72%	0.74%	0.74%	0.73%
Before reimbursement/recapture	0.73%	0.72%	0.74%	0.74%	0.73%
Net investment income, to average net assets	3.35%	2.32%	3.23%	4.47%	3.82%
Portfolio turnover rate	213%	307%	583%	1,028%	375%

For a share outstanding throughout each period	Transamerica PIMCO Total Return
	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007
Net asset value
Beginning of year	$10.80	$10.85	$9.58	$10.47	$10.28
Investment operations
Net investment income(B)	0.30	0.35	0.49	0.49	0.46
Net realized and change in unrealized gain (loss) on investments	(0.07)	0.67	1.64	(0.88)	0.18
Total from investment operations	0.23	1.02	2.13	(0.39)	0.64
Distributions
Net investment income	(0.30)	(0.34)	(0.67)	(0.44)	(0.44)
Net realized gains on investments	(0.31)	(0.73)	(0.19)	(0.06)	(0.01)
Total distributions	(0.61)	(1.07)	(0.86)	(0.50)	(0.45)
Net asset value
End of year	$10.42	$10.80	$10.85	$9.58	$10.47
Total return(C)	2.45%	10.25%	23.74%	(4.04%)	6.33%
Net assets end of year (000’s)	$625,735	$667,721	$505,329	$555,428	$540,310
Ratio and supplemental data
Expenses to average net assets:
After reimbursement/recapture	0.74%	0.74%	0.74%	0.75%	0.75%
Before reimbursement/recapture	0.74%	0.74%	0.74%	0.75%	0.75%
Net investment income, to average net assets	2.92%	3.30%	4.95%	4.66%	4.39%
Portfolio turnover rate	144%	222%	841%	751%	756%
For a share outstanding throughout each period	Transamerica Schroders International Small Cap
	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008(W)
Net asset value
Beginning of year	$9.67	$8.22	$5.82	$10.00
Investment operations
Net investment income(B)	0.15	0.08	0.08	0.12
Net realized and change in unrealized gain (loss) on investments	(0.66)	1.42	2.41	(4.30)
Total from investment operations	(0.51)	1.50	2.49	(4.18)
Distributions
Net investment income	(0.11)	(0.05)	(0.09)	–
Net realized gains on investments	(0.05)	–	–	–
Total distributions	(0.16)	(0.05)	(0.09)	–
Net asset value
End of year	$9.00	$9.67	$8.22	$5.82
Total return(C)	(5.39%)	18.29%	43.56%	(41.80%) (J)
Net assets end of year (000’s)	$330,358	$548,288	$543,673	$108,655
Ratio and supplemental data
Expenses to average net assets:
After reimbursement/recapture	1.15%	1.16%	1.23%	1.27% (K)
Before reimbursement/recapture	1.15%	1.16%	1.21%	1.30% (K)
Net investment income, to average net assets	1.46%	0.97%	1.23%	1.96% (K)
Portfolio turnover rate	38%	54%	46%	14%(J)

For a share outstanding throughout each period	Transamerica Systematic Small/Mid Cap Value(X)
	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007
Net asset value
Beginning of year	$19.13	$14.82	$12.81	$23.91	$17.87
Investment operations
Net investment income (loss)(B)	0.06	0.08	0.11	0.30	0.26
Net realized and change in unrealized gain (loss) on investments	1.84	4.23	2.31	(8.67)	6.32
Total from investment operations	1.90	4.31	2.42	(8.37)	6.58
Distributions
Net investment income	–	–	(0.41)	(0.24)	(0.23)
Net realized gains on investments	–	–	–	(2.49)	(0.31)
Total distributions	–	–	(0.41)	(2.73)	(0.54)
Net asset value
End of year	$21.03	$19.13	$14.82	$12.81	$23.91
Total return(C)	9.93%	29.00%	19.85%	(39.11%)	37.78%
Net assets end of year (000’s)	$12,935	$15,893	$10,746	$214,351	$487,605
Ratio and supplemental data
Expenses to average net assets:
After reimbursement/recapture	0.88%	0.88%	0.91%	0.85%	0.85%
Before reimbursement/recapture	0.88%	0.88%	0.91%	0.85%	0.85%
Net investment income (loss), to average net assets	0.26%	0.47%	0.89%	1.58%	1.30%
Portfolio turnover rate	174%	57%	101%	48%	22%
For a share outstanding throughout each period	Transamerica Third Avenue Value
	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007(Y)
Net asset value
Beginning of year	$21.56	$18.44	$16.93	$28.93	$28.01
Investment operations
Net investment income(B)	0.24	0.19	0.15	0.24	0.14
Net realized and change in unrealized gain (loss) on investments	(0.62)	3.20	1.36	(11.45)	0.78
Total from investment operations	(0.38)	3.39	1.51	(11.21)	0.92
Distributions
Net investment income	(0.44)	(0.27)	–	(0.42)	–
Net realized gains on investments	–	–	–	(0.37)	–
Total distributions	(0.44)	(0.27)	–	(0.79)	–
Net asset value
End of year	$20.74	$21.56	$18.44	$16.93	$28.93
Total return(C)	(1.87%)	18.53%	8.92%	(39.75%)	3.28% (J)
Net assets end of year (000’s)	$307,724	$383,134	$423,550	$336,845	$678,578
Ratio and supplemental data
Expenses to average net assets:
After reimbursement/recapture	0.87%	0.87%	0.87%	0.86%	0.86% (K)
Before reimbursement/recapture	0.87%	0.87%	0.87%	0.86%	0.86% (K)
Net investment income, to average net assets	1.06%	0.98%	0.91%	1.00%	0.98% (K)
Portfolio turnover rate	4%	–% (Z)	17%	29%	11%(J)

For a share outstanding throughout each period	Transamerica Thornburg International Value				Transamerica TS&W International Equity October 31, 2011(BB)	Transamerica Water Island Arbitrage Strategy October 31, 2011(CC)
	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008(AA)
Net asset value
Beginning of year	$11.12	$9.69	$7.98	$10.00	$15.03	$10.00
Investment operations
Net investment income (loss)(B)	0.16	0.10	0.10	– (F)	0.29	(0.04)
Net realized and change in unrealized gain (loss) on investments	(0.85)	1.42	1.66	(2.02)	(1.81)	0.29
Total from investment operations	(0.69)	1.52	1.76	(2.02)	(1.52)	0.25
Distributions
Net investment income	(0.06)	(0.06)	–	–	–	–
Net realized gains on investments	(0.07)	(0.03)	(0.05)	–	–	–
Total distributions	(0.13)	(0.09)	(0.05)	–	–	–
Net asset value
End of year	$10.30	$11.12	$9.69	$7.98	$13.51	$10.25
Total return(C)	(6.31%)	15.75%	22.21%	(20.20%) (J)	(10.11%) (J)	2.50% (J)
Net assets end of year (000’s)	$448,438	$778,484	$591,539	$79,516	$46,313	$–
Ratio and supplemental data
Expenses to average net assets:
After reimbursement/recapture	1.08%	1.08%	1.17%	1.35% (K)	1.02% (K)	1.55% (K),(DD)
Before reimbursement/recapture	1.08%	1.08%	1.15%	1.76% (K)	1.02% (K)	1.71% (K),(DD)
Net investment income (loss), to average net assets	1.41%	0.97%	1.14%	(0.18%) (K)	3.07% (K)	(0.78%) (K),(DD)
Portfolio turnover rate	28%	36%	39%	5% (J)	16% (J)	311%(J)
For a share outstanding throughout each period	Transamerica WMC Diversified Equity(EE)		Transamerica WMC Emerging Markets
	October 31, 2011	October 31, 2010(FF)	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008(GG)
Net asset value
Beginning of year	$14.38	$12.85	$14.28	$12.06	$7.66	$10.00
Investment operations
Net investment income(B)	0.04	0.26	0.08	0.10	0.09	– (F)
Net realized and change in unrealized gain (loss) on investments	0.57	1.30	(1.83)	2.41	4.31	(2.34)
Total from investment operations	0.61	1.56	(1.75)	2.51	4.40	(2.34)
Distributions
Net investment income	(0.26)	(0.03)	(0.01)	(0.06)	–	–
Net realized gains on investments	–	–	(0.78)	(0.23)	–	–
Total distributions	(0.26)	(0.03)	(0.79)	(0.29)	–	–
Net asset value
End of year	$14.73	$14.38	$11.74	$14.28	$12.06	$7.66
Total return(C)	4.19%	12.12% (J)	(13.03%)	21.08%	57.44%	(23.40%) (J)
Net assets end of year (000’s)	$291,409	$358,714	$339,661	$411,311	$178,592	$76,127
Ratio and supplemental data
Expenses to average net assets:
After reimbursement/recapture	0.80%	0.81% (K)	1.39%	1.40%	1.40%	1.40% (K)
Before reimbursement/recapture	0.80%	0.81% (K)	1.36%	1.40%	1.43%	2.26% (K)
Net investment income, to average net assets	0.30%	2.02% (K)	0.59%	0.78%	0.89%	0.15% (K)
Portfolio turnover rate	141%	79% (J)	143%	147%	141%	10%(J)

For a share outstanding throughout each period	Transamerica WMC Quality Value October 31, 2011(HH)

Net asset value
Beginning of year	$10.00
Investment operations
Net investment income(B)	0.16
Net realized and change in unrealized gain on investments	0.30
Total from investment operations	0.46
Distributions
Net investment income	(0.14)
Total distributions	(0.14)
Net asset value
End of year	$10.32
Total return(C)	4.60% (J)
Net assets end of year (000’s)	$1,328,468
Ratio and supplemental data
Expenses to average net assets:
After reimbursement/recapture	0.76% (K)
Before reimbursement/recapture	0.76% (K)
Net investment income, to average net assets	1.61% (K)
Portfolio turnover rate	35%(J)
(A)	Formerly, Transamerica Flexible Income.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Includes extraordinary expenses. The impact of the expenses was 0.01%.
(E)	Formerly, Transamerica Money Market.
(F)	Rounds to less than $0.01 or $(0.01).
(G)	Transamerica Asset Management, Inc. or any of its affiliates waive fees or reimburse expenses in order to avoid a negative yield.
(H)	Formerly, Transamerica Short-Term Bond.
(I)	Commenced operations on September 30, 2010.
(J)	Not annualized.
(K)	Annualized.
(L)	Commenced operations on January 3, 2007.
(M)	Increase in portfolio turnover was triggered by a change in the fund’s objective.
(N)	Formerly, Transamerica AllianceBernstein International Value.
(O)	Commenced operations on August 31, 2011.
(P)	Commenced operations on July 1, 2009.
(Q)	Formerly, Transamerica BNY Mellon Market Neutral Strategy.
(R)	Includes dividends and interest on securities sold short (representing 2.17%, 1.35%, 2.09%, 1.30%, and 1.56% of average net assets for 2011, 2010, 2009, 2008 and 2007, respectively).
(S)	Commenced operations on June 10, 2008.
(T)	Formerly, Transamerica Focus.
(U)	Commenced operations on September 30, 2011.
(V)	Formerly, Transamerica Growth Opportunities.
(W)	Commenced operations on March 1, 2008.
(X)	Formerly, Transamerica Small/Mid Cap Value.
(Y)	Commenced operations on May 1, 2007.
(Z)	Rounds to less than (0.01)% or 0.01%.
(AA)	Commenced operations on September 15, 2008.
(BB)	Commenced operations on March 1, 2011.
(CC)	Commenced operations on May 1, 2011.
(DD)	Includes dividends and interest on securities sold short (representing 0.30% of average net assets for 2011).
(EE)	Formerly, Transamerica Diversified Equity.
(FF)	Commenced operations on November 13, 2009.
(GG)	Commenced operations on September 30, 2008.
(HH)	Commenced operations on November 15, 2010.

Note: Prior to November 1, 2009, all the financials highlights were audited by another independent registered public accounting firm.

Notice of Privacy Policy

Protecting your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or other forms, such as your name, address, and account number;
•	Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and
•	Information we receive from non-affiliated third parties, including consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note: This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

[THIS PAGE INTENTIONALLY LEFT BLANK.]

[THIS PAGE INTENTIONALLY LEFT BLANK.]

Both the investment returns and principal value of mutual funds will fluctuate over time so that shares, when redeemed, may be worth more or less than their original cost.

Transamerica Funds
P.O. Box 9012
Clearwater, FL 33758-9012
Customer Service: 1-888-233-4339

Shareholder inquiries and transaction requests should be mailed to:
Transamerica Fund Services, Inc.
P.O. Box 219945
Kansas City, MO 64121-9945

ADDITIONAL INFORMATION about these funds is contained in the Statement of Additional Information, dated March 1, 2012, as supplemented from time to time, and in the annual and semi-annual reports to shareholders. The Statement of Additional Information is incorporated by reference into this prospectus. Other information about these funds has been filed with and is available from the U.S. Securities and Exchange Commission (“SEC”). Information about the funds (including the Statement of Additional Information) can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-551-8090. Copies of this information may be obtained upon payment of a duplication fee, by electronic request at the following e-mail address, publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520. Reports and other information about the funds are also available on the SEC’s Internet site at http://www.sec.gov.

To obtain a copy of the Statement of Additional Information or the annual and semi-annual reports, without charge, or to request other information or make other inquiries about these funds, call or write to Transamerica Funds at the phone number or address above or visit Transamerica Funds’ website at www.transamericafunds.com. In the Transamerica Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during the last fiscal year.

www.transamericafunds.com
Sales Support: 1-800-851-7555
Distributor: Transamerica Capital, Inc.

The Investment Company Act File Number for Transamerica Funds is 811-04556.

TRANSAMERICA FUNDS

STATEMENT OF ADDITIONAL INFORMATION

March 1, 2012

570 Carillon Parkway

St. Petersburg, Florida 33716

Customer Service (888) 233-4339 (toll free)

TICKER SYMBOLS
Classes
FUNDS	A	B	C	I	I2
TRANSAMERICA FLEXIBLE INCOME	IDITX	IFLBX	IFLLX	TFXIX	None
TRANSAMERICA HIGH YIELD BOND	IHIYX	INCBX	INCLX	THDIX	None
TRANSAMERICA MONEY MARKET	IATXX	IBTXX	IMLXX	TAMXX	None
TRANSAMERICA SHORT-TERM BOND	ITAAX	None	ITACX	TSTIX	None
TRANSAMERICA MANAGED FUTURES STRATEGY	None	None	None	None	None
TRANSAMERICA ASSET ALLOCATION - CONSERVATIVE PORTFOLIO[1]	ICLAX	ICLBX	ICLLX	TACIX	None
TRANSAMERICA ASSET ALLOCATION - GROWTH PORTFOLIO[2]	IAAAX	IAABX	IAALX	TAGIX	None
TRANSAMERICA ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO[3]	IMLAX	IMLBX	IMLLX	TMGIX	None
TRANSAMERICA ASSET ALLOCATION - MODERATE PORTFOLIO[4]	IMOAX	IMOBX	IMOLX	TMMIX	None
TRANSAMERICA GLOBAL ALLOCATION	None	None	None	None	None
TRANSAMERICA LARGE CAP VALUE	None	None	None	None	None
TRANSAMERICA GLOBAL REAL ESTATE SECURITIES	None	None	None	None	TRSIX
TRANSAMERICA GLOBAL MACRO	None	None	None	None	None
TRANSAMERICA COMMODITY STRATEGY	None	None	None	None	None
TRANSAMERICA INTERNATIONAL VALUE	None	None	None	None	None
TRANSAMERICA SELECT EQUITY	None	None	None	None	None
TRANSAMERICA GROWTH	None	None	None	None	TJNIX
TRANSAMERICA CORE BOND	None	None	None	None	None
TRANSAMERICA INTERNATIONAL BOND	TABAX	None	TABCX	None	TABIX
TRANSAMERICA LONG/SHORT STRATEGY	None	None	None	None	None
TRANSAMERICA MID CAP VALUE	None	None	None	None	None
TRANSAMERICA EMERGING MARKETS DEBT	EMTAX	None	EMTCX	EMTIX	None
TRANSAMERICA BOND	None	None	None	None	None
TRANSAMERICA INTERNATIONAL EQUITY OPPORTUNITIES	None	None	None	None	None
TRANSAMERICA CAPITAL GROWTH	IALAX	IACBX	ILLLX	TFOIX	None
TRANSAMERICA DEVELOPING MARKETS DEBT	None	None	None	None	None
TRANSAMERICA GROWTH OPPORTUNITIES	ITSAX	ITCBX	ITSLX	TGPIX	None
TRANSAMERICA SMALL COMPANY GROWTH	None	None	None	None	None
TRANSAMERICA MULTI-MANAGED BALANCED	IBALX	IBABX	IBLLX	TBLIX	None
TRANSAMERICA MULTI-MANAGER ALTERNATIVE STRATEGIES PORTFOLIO	IMUAX	None	IMUCX	TASIX	None
TRANSAMERICA MULTI-MANAGER INTERNATIONAL PORTFOLIO	IMNAX	IMNBX	IMNCX	TMUIX	None
TRANSAMERICA INTERNATIONAL	None	None	None	None	None
TRANSAMERICA DEVELOPING MARKETS EQUITY	None	None	None	None	None
TRANSAMERICA SMALL- & MID-CAP VALUE SELECT	None	None	None	None	None
TRANSAMERICA REAL RETURN TIPS	None	None	None	None	None
TRANSAMERICA TOTAL RETURN	None	None	None	None	None
TRANSAMERICA INTERNATIONAL SMALL CAP	None	None	None	None	None
TRANSAMERICA SMALL/MID CAP VALUE	IIVAX	IIVBX	IIVLX	TSVIX	TSMVX
TRANSAMERICA TACTICAL INCOME	IGTAX	None	IGTCX	IGTIX	None
TRANSAMERICA VALUE	None	None	None	None	None
TRANSAMERICA INTERNATIONAL VALUE OPPORTUNITIES	None	None	None	None	None
TRANSAMERICA INTERNATIONAL EQUITY	TRWAX	None	TRWCX	TSWIX	None
TRANSAMERICA ARBITRAGE STRATEGY	None	None	None	None	None
TRANSAMERICA DIVERSIFIED EQUITY[5]	TADAX	TADBX	TADCX	TDEIX	None
TRANSAMERICA EMERGING MARKETS	None	None	None	None	TWMCX
TRANSAMERICA QUALITY VALUE	TWQAX	None	TWQCX	TWQIX	TWQZX

Each of the funds listed above is a series of Transamerica Funds (“Transamerica Funds” or the “Trust”), an open-end management investment company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). All funds, other than Transamerica Managed Futures Strategy, Transamerica Global Real Estate Securities, Transamerica Global Macro, Transamerica Commodity Strategy, Transamerica International Bond, Transamerica Emerging Markets Debt, Transamerica Developing Markets Debt, Transamerica Real Return TIPS and Transamerica Value, are diversified.

This Statement of Additional Information (“SAI”) is not a prospectus, and should be read in conjunction with the Transamerica Funds prospectuses dated March 1, 2012, as they may be supplemented or revised from time to time. This SAI is incorporated by reference into the prospectuses. The prospectuses and this SAI may be obtained free of charge by writing or calling Transamerica Funds at the above address or telephone number. This SAI sets forth information which may be of interest to shareholders, but which is not necessarily included in the funds’ prospectuses. Additional information about the funds’ investments is available in the funds’ Annual and Semi-Annual Reports to shareholders, and may be obtained free of charge by writing or calling Transamerica Funds at the above address or telephone number. The Annual Reports contain financial statements that are incorporated herein by reference.

1 Class R: ICVRX; 2 Class R: IGWRX; 3 Class R: IMGRX; 4Class R: IMDRX; 5Class T: TWMTX

1

2

INVESTMENT OBJECTIVES

The prospectuses discuss the investment objective of each of the funds and the policies each fund employs to achieve its objective. There can be no assurance that a fund will, in fact, achieve its objective. A fund’s investment objective may be changed by the Board of Trustees without shareholder approval. A change in the investment objective of a fund may result in the fund having an investment objective different from that which the shareholder deemed appropriate at the time of investment.

INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT POLICIES

As indicated in each prospectus, each fund is subject to certain fundamental policies which as such may not be changed without shareholder approval. Shareholder approval would be the approval by the lesser of (i) more than 50% of the outstanding voting securities of a fund, or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of a fund are present or represented by proxy. Unless expressly designated as fundamental, all policies of each fund may be changed by Transamerica Funds’ Board of Trustees without shareholder approval. Each fund has adopted, as applicable, the following fundamental policies:

1.	Diversification

Each fund shall be a “diversified company” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (except Transamerica Managed Futures Strategy, Transamerica Global Real Estate Securities, Transamerica Global Macro, Transamerica Commodity Strategy, Transamerica International Bond, Transamerica Emerging Markets Debt, Transamerica Developing Markets Debt, Transamerica Real Return TIPS and Transamerica Value), and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Transamerica Managed Futures Strategy, Transamerica Global Real Estate Securities, Transamerica Global Macro, Transamerica Commodity Strategy, Transamerica International Bond, Transamerica Emerging Markets Debt, Transamerica Developing Markets Debt, Transamerica Real Return TIPS and Transamerica Value are each currently a “non-diversified company” as that term is defined in the 1940 Act.

2.	Borrowing

Each fund may not borrow money, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

3.	Senior Securities

Each fund may not issue any senior security, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

4.	Underwriting Securities

Each fund may not act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended (“1933 Act”), except as permitted under the 1933 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. Among other things, to the extent that the fund may be deemed to be an underwriter within the meaning of the 1933 Act, each fund may act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program.

5.	Real Estate

Each fund may not purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, a fund may, among other things, (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the fund as a result of the ownership of securities.

6.	Making Loans

Each fund may not make loans, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

3

7.	Concentration of Investments

Each fund may not “concentrate” its investments in a particular industry or group of industries (except those funds listed below), except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction from time to time, provided that, without limiting the generality of the foregoing, this limitation will not apply to securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities.

In addition, with respect to Transamerica Managed Futures Strategy, this limitation will not apply to (i) securities of other investment companies; or (ii) repurchase agreements collaterialized by securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities.

This restriction shall not apply to Transamerica Commodity Strategy’s counterparties in foreign currency transactions. Transamerica Commodity Strategy concentrates in the natural resources related industries.

Transamerica Global Real Estate Securities may concentrate in securities of issuers in the real estate industry.

Transamerica Arbitrage Strategy generally will not exceed 25% exposure to any industry as defined by the Global Industry Classification Standard (“GICS”). Industry exposure is calculated by summing the net long and/or short exposure of securities of companies by GICS industry within the fund.

8.	Commodities

Each fund may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

Additional Information about Fundamental Investment Policies:

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. For the avoidance of doubt, the policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to a fund as to how to classify issuers within or among industries.

The funds’ fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

NON-FUNDAMENTAL POLICIES

Furthermore, certain funds have adopted the following non-fundamental policies, which may be changed by Transamerica Funds’ Board of Trustees of the fund without shareholder approval.

(A)  Exercising Control or Management

Except for Transamerica Capital Growth, Transamerica Growth Opportunities, Transamerica Multi-Managed Balanced, Transamerica Small/Mid Cap Value, Transamerica Small- & Mid-Cap Value Select and Transamerica Diversified Equity, each fund may not invest in companies for the purposes of exercising control or management.

(B)  Purchasing Securities on Margin

Transamerica Flexible Income, Transamerica High Yield Bond, Transamerica Money Market, Transamerica Short-Term Bond, Transamerica Global Real Estate Securities, Transamerica Growth, Transamerica International Equity Opportunities, Transamerica Developing Markets Debt, Transamerica Small Company Growth, Transamerica Real Return TIPS and Transamerica Total Return may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions in options, futures contracts, swaps and forward contracts and other derivative instruments, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps and forward contracts and other derivative instruments shall not constitute purchasing securities on margin.

Transamerica Large Cap Value may not purchase securities on margin, except (i) for use of short-term credit necessary for the clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with the futures contracts or other permissible investments.

4

(C)  Illiquid Securities

No fund may purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities (10% with respect to Transamerica High Yield Bond and with respect to Transamerica Money Market, 5% of its total assets).

(D)  Short Sales

Transamerica High Yield Bond, Transamerica Money Market, Transamerica Short-Term Bond, Transamerica Large Cap Value, Transamerica International Equity Opportunities, Transamerica Developing Markets Debt, Transamerica Small Company Growth, Transamerica Real Return TIPS and Transamerica Total Return may not sell securities short, except short sales “against the box.” A short sale against the box of a stock is where the seller actually owns or has the right to obtain at no additional cost the stock, but does not want to close out the position.

Transamerica Flexible Income, Transamerica Global Real Estate Securities, Transamerica Commodity Strategy and Transamerica Growth may not sell securities short, unless they own or have the right to obtain securities equivalent in kind and amount to the securities sold short and provided that transactions in options, futures contracts, swaps, forward contracts and other derivative instruments are not deemed to constitute selling securities short.

(E)  Oil, Gas or Mineral Deposits

Transamerica Flexible Income, Transamerica High Yield Bond, Transamerica Money Market, Transamerica Short-Term Bond, Transamerica Asset Allocation – Conservative Portfolio, Transamerica Asset Allocation – Growth Portfolio, Transamerica Asset Allocation – Moderate Growth Portfolio, Transamerica Asset Allocation – Moderate Portfolio, Transamerica Global Real Estate Securities, Transamerica Growth, Transamerica Small Company Growth, Transamerica Real Return TIPS and Transamerica Total Return may not invest in interests in oil, gas or other mineral development or exploration programs although they may invest in the marketable securities of companies that invest in or sponsor such programs.

(F)  Mortgage or Pledge Securities

Transamerica Flexible Income, Transamerica Asset Allocation – Conservative Portfolio, Transamerica Asset Allocation – Growth Portfolio, Transamerica Asset Allocation – Moderate Growth Portfolio, Transamerica Asset Allocation – Moderate Portfolio and Transamerica Growth may not mortgage or pledge any securities owned or held by the fund in amounts that exceed, in the aggregate, 15% of the fund’s net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions.

Transamerica High Yield Bond may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the fund as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the fund’s total assets at the time of borrowing or investment.

Transamerica Money Market may not mortgage or pledge any securities owned or held by the fund in amounts that exceed, in the aggregate, 15% of the fund’s net assets, provided that this limitation does not apply to reverse repurchase agreements or the segregation of assets in connection with such transactions.

(G)  Investment in Other Investment Companies

Transamerica Flexible Income, Transamerica High Yield Bond, Transamerica Global Real Estate Securities and Transamerica Growth may not purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as permitted under the 1940 Act.

Transamerica Mid Cap Value may not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto.

Transamerica Global Allocation, Transamerica International Value, Transamerica International Bond and Transamerica International may not purchase securities issued by registered open-end investment companies or registered unit investment trusts in reliance upon Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

(H)  Futures Contracts

Transamerica Short-Term Bond may enter into futures contracts and write and buy put and call options relating to futures contracts.

Transamerica International Equity Opportunities and Transamerica Small Company Growth may enter into futures contracts and write and buy put and call options relating to futures contracts. The funds may not, however, enter into leveraged futures transactions if it would be possible for the fund to lose more money than it invested.

Transamerica Flexible Income, Transamerica Global Real Estate Securities and Transamerica Growth may not (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission (“CFTC”) regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the

5

fair market value of the fund's net assets, after taking into account unrealized profits and losses on such contracts it has entered into; and (ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the fund's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of total assets.

Transamerica High Yield Bond may not purchase or sell interest rate futures contracts (a) involving aggregate delivery or purchase obligations in excess of 30% of the fund’s net assets, or aggregate margin deposits made by the fund in excess of 5% of the fund’s net assets; (b) which are not for hedging purposes only; or (c) which are executed under custodial, reserve and other arrangements inconsistent with regulations and policies adopted or positions taken (i) by the Securities and Exchange Commission (“SEC”) for exemption from enforcement proceedings under Section 17(f) or 18(f) of the 1940 Act; (ii) by the CFTC for exemption of investment companies registered under the 1940 Act from registration as “commodity pool operators” and from certain provisions of Subpart B of Part 4 of the CFTC’s regulations; or (iii) by a state securities commissioner or administrator in one or more of the states in which the fund’s shares have been qualified for public offering.

(I)  Foreign Issuers

Transamerica High Yield Bond, Transamerica Growth, and Transamerica Core Bond may not invest more than 25% of their net assets at the time of purchase in the securities of foreign issuers and obligors.

(J)  Put, Call, Straddle or Spread Options

Transamerica High Yield Bond may not write or purchase put, call, straddle or spread options, or combinations thereof.

(K)  Real Estate Limited Partnership

Transamerica High Yield Bond may not invest in real estate limited partnerships.

(L)  Additional and Temporary Borrowings

Transamerica International Equity Opportunities may not purchase additional investment securities at any time during which outstanding borrowings exceed 5% of the total assets of the fund.

(M)  Bank Time Deposits

Transamerica High Yield Bond may not invest in bank time deposits with maturities of over 7 calendar days, or invest more than 10% of the fund’s total assets in bank time deposits with maturities from 2 business days through 7 calendar days.

(N)  Officers Ownership

Transamerica High Yield Bond may not purchase or retain the securities of any issuer if, to the fund’s knowledge, those officers and directors of the manager and sub-adviser who individually own beneficially more than 0.5% of the outstanding securities of such issuer together own beneficially more than 5% of such outstanding securities.

ADDITIONAL INFORMATION REGARDING INVESTMENT PRACTICES

Each fund’s principal investment strategies are set forth in the fund’s prospectus(es). The following provides additional information about these principal strategies and describes other investment strategies and practices that may be used by a fund. The following investments are subject to all applicable rules and regulations and to limitations as set forth in each fund’s investment restrictions and policies. Unless otherwise specified in this SAI or in the prospectuses, the percentages set forth below and the percentage limitations set forth in the prospectuses apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.

DERIVATIVES

A fund may utilize options, futures contracts (sometimes referred to as “futures”), options on futures contracts, forward contracts, swaps, caps, floors, collars, indexed securities, various mortgage-related obligations, structured or synthetic financial instruments and other derivative instruments (collectively, “Financial Instruments”). A fund may use Financial Instruments for any purpose, including as a substitute for other investments, to attempt to enhance its portfolio’s return or yield and to alter the investment characteristics of its portfolio (including to attempt to mitigate risk of loss in some fashion, or “hedge”). Except as otherwise provided in its prospectus, this SAI or by applicable law, a fund may purchase and sell any type of Financial Instrument. A fund may choose not to make use of derivatives for a variety of reasons, and no assurance can be given that any derivatives strategy employed will be successful.

Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet fully known and may not be for some time. Any new regulations could adversely affect the value, availability and performance of derivative instruments, may make them more costly, and may limit or restrict their use by a fund.

The use of Financial Instruments may be limited by applicable law and any applicable regulations of the SEC, the CFTC or the exchanges on which some Financial Instruments may be traded. (Note, however, that some Financial Instruments that a fund may use may not be listed on any exchange and may not be regulated by the SEC or the CFTC.) In addition, a fund’s ability to use Financial Instruments may be limited by tax considerations.

6

In addition to the instruments and strategies discussed in this section, the sub-advisers may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These opportunities may become available as a sub-adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. A sub-adviser may utilize these opportunities and techniques to the extent that they are consistent with a fund’s investment objective and permitted by its investment limitations and applicable regulatory authorities. These opportunities and techniques may involve risks different from or in addition to those summarized herein.

This discussion is not intended to limit a fund’s investment flexibility, unless such a limitation is expressly stated, and therefore will be construed by the fund as broadly as possible. Statements concerning what a fund may do are not intended to limit any other activity. Also, as with any investment or investment technique, even when a fund’s prospectus or this discussion indicates that a fund may engage in an activity, it may not actually do so for a variety of reasons, including cost considerations.

Options on Securities and Indices. In an effort to increase current income and to reduce fluctuations in net asset value, each of the funds, other than Transamerica High Yield Bond, may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges, and over-the-counter. A fund also may write call options that are not covered for cross-hedging purposes. A fund may write and buy options on the same types of securities that the fund may purchase directly. There are no specific limitations on a fund’s writing and buying of options on securities.

A call option gives the purchaser the right to buy, and a writer has the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price or exchange rate of the security, as the case may be. The premium paid to the writer is consideration for undertaking the obligations under the option contract. A put option gives the purchaser the right to sell, and a writer has the obligation to buy, the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price or exchange rate of the security, as the case may be. A call option is covered if a fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the underlying security is held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A put option is covered if a fund segregates cash or other liquid assets with a value equal to the exercise price with its custodian. Put and call options will be valued at the last sale price or, in the absence of such a price, at the average between closing bid and asked price.

A fund may effectively terminate its right or obligation under an option by entering into a closing transaction. When a portfolio security or currency subject to a call option is sold, a fund will effect a “closing purchase transaction” — the purchase of a call option on the same security or currency with the same exercise price and expiration date as the call option which a fund previously has written. If a fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security or currency until the option expires or the fund delivers the underlying security or currency upon exercise. In addition, upon the exercise of a call option by the holder thereof, a fund will forego the potential benefit represented by market appreciation over the exercise price.

A put option written by a fund is “covered”, as that term is used in SEC interpretations and guidance regarding cover, if the fund (i) maintains cash not available for investment or other liquid assets with a value equal to the exercise price in a segregated account with its custodian (alternatively, liquid assets may be earmarked on the fund’s records) or (ii) holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates. A call option written by a fund is “covered” if the fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or has segregated additional cash consideration with its custodian (alternatively, liquid assets may be earmarked on the fund’s records)) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if a fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the fund has segregated additional cash consideration with its custodian, or earmarked liquid assets on its records equal to the difference between the exercise price of the call written and that of the call held to cover such call.

When a fund writes an option, an amount equal to the net premium (the premium less the commission) received by the fund is included in the liability section of its statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date, or if a fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a fund is exercised, a fund may deliver the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and a fund will realize a gain or loss.

Purchasers of options pay an amount known as a premium to the option writer in exchange for the right under the option contract. A principal reason for writing put and call options is to attempt to realize, through the receipt of premium income, a greater current return than would be realized on the underlying securities alone. This premium income will serve to enhance a fund’s total return and will reduce the effect of any price decline of the security involved in the option. In return for the premium received for a call option, a fund foregoes the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open,

7

but retains the risk of loss should the price of the security decline. In return for the premium received for a put option, a fund assumes the risk that the price of the underlying security will decline below the exercise price, in which case the put would be exercised and the fund would suffer a loss.

Once the decision to write a call option has been made, a fund’s investment adviser or a sub-adviser, in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit a sale of the underlying security. Furthermore, effecting a closing transaction will permit a fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If a fund desires to sell a particular security from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a fund will be able to effect such closing transactions at a favorable price. If a fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs. The funds will pay transaction costs in connection with the purchase or writing of options to close out previously purchased or written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

Exercise prices of options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, a fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred. A fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the writing of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a fund.

A fund may purchase put options in an effort to protect the value of a security it owns against a possible decline in market value. When a fund purchases put options, that fund is purchasing the right to sell a specified security (or securities) within a specified period of time at a specified exercise price. Puts may be acquired to facilitate the liquidity of the portfolio assets. Puts may also be used to facilitate the reinvestment of assets at a rate of return more favorable than that of the underlying security. A fund may sell, transfer, or assign a put it has purchased only in conjunction with the sale, transfer, or assignment of the underlying security or securities. The amount payable to a fund upon its exercise of a “put” is normally (i) the fund’s acquisition cost of the securities subject to the put (excluding any accrued interest which the fund paid on the acquisition), less any amortized market premium or plus any accreted market or original issue discount during the period the fund owned the securities; plus (ii) all interest accrued on the securities since the last interest payment date during that period.

Writing a put option involves the risk of a decrease in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the option holder to a fund at a higher price than its current market value. A fund retains the premium received from writing a put option whether or not the option is exercised.

Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

Because index options are settled in cash, a fund that writes a call on an index cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. A fund will segregate assets or otherwise cover index options that would require it to pay cash upon exercise.

Index options are also subject to the timing risk inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. If a fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall “out-of-the-money”, the fund will be required to pay cash in an amount of the difference between the closing index value and the exercise price of the option.

Options on Foreign Currencies. A fund may buy and write options on foreign currencies in a manner similar to that in which futures contracts or forward contracts, both as described below, on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which fund securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of fund securities, a fund may buy put options on the foreign currency. If the value of the currency declines, such fund will have the right to sell such currency for a fixed amount in U.S. dollars and, by doing so, will offset, in whole or in part, the adverse effect on its portfolio.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a fund may buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. If currency exchange rates do not move in the direction or to the extent desired, a fund could sustain losses on transactions in foreign currency options that would require such fund to forego a portion or all of the benefits of advantageous changes in those rates. In addition, as in the case of other types of options, the benefit to the fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. Buying put or call options will not protect a fund against price movements in the securities that are attributable to other causes.

8

A fund may also write options on foreign currencies. For example, in attempting to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of fund securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to attempt to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a fund could write a put option on the relevant currency which, if exchange rates move in the manner projected, will expire unexercised and allow that fund to offset the increased cost of the securities up to the amount of premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

A fund may write covered call options on foreign currencies. A call option written on a foreign currency by a fund is “covered” if that fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration that is segregated by its custodian) upon conversion or exchange of other foreign currency held in its fund. A call option is also covered if: (i) a fund holds a call at the same exercise price for the same exercise period and on the same currency as the call written; or (ii) at the time the call is written, an amount of cash, or other liquid assets equal to the fluctuating market value of the optioned currency is segregated with the fund’s custodian.

A fund may write call options on foreign currencies for cross-hedging purposes that would not be deemed to be covered. A call option on a foreign currency is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the fund owns or has the right to acquire and which is denominated in the currency underlying the option. In such circumstances, a fund collateralizes the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

The interbank market in non-U.S. currencies is a global and round-the-clock market. To the extent the U.S. options market is closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the U.S. options market until it reopens. Transactions involving non-U.S. currencies might be required to take place within the country issuing the underlying currency. Thus, a fund might be required to accept or make delivery of the underlying non-U.S. currency in accordance with any U.S. or non-U.S. regulations regarding the maintenance of non-U.S. banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country. Options on non-U.S. currencies also have the risks of options on securities and indices, as discussed above.

Futures Contracts and Options thereon. A fund may enter into futures contracts, purchase or sell options on any such futures contracts, and engage in related closing transactions, to the extent permissible by applicable law. Futures contracts are for the purchase and sale, for future delivery, of equity or fixed-income securities, foreign currencies or contracts based on financial indices, including indices of U.S. government securities, foreign government securities and equity or fixed-income securities. Certain funds may enter into interest rate futures contracts. These contracts are for the purchase or sale of underlying debt instruments when the contract expires. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.

U.S. futures contracts are traded on exchanges which have been designated “contract markets” by the CFTC and must be executed through a Futures Commission Merchant (“FCM”), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

The funds may use futures contracts to hedge against anticipated future changes in market conditions which otherwise might adversely affect the value of securities which these funds hold or intend to purchase. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, a fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

The funds also may purchase and sell put and call options on futures contracts. An option on a futures contract gives the purchaser the right, but not the obligation, in return for the premium paid, to assume (in the case of a call) or sell (in the case of a put) a position in a specified underlying futures contract (which position may be a long or short position) for a specified exercise price at any time during the option exercise period.

At the inception of a futures contract, a fund is required to make an initial margin deposit. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Under certain circumstances, such as periods of high volatility, a fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action. A fund is also subject to calls for daily variation margin payments as the value of the futures position varies, a process known as “marking-to-market.” Daily variation margin calls could be substantial in the event of adverse price movements. If a fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

9

If a fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. The fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

Futures transactions involve brokerage costs and require a fund to segregate liquid assets, such as cash or other liquid securities to cover its obligation under such contracts. There is a possibility that a fund may lose the expected benefit of futures transactions if interest rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if a fund had not entered into any futures transactions. In addition, the value of futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities, limiting a fund’s ability to hedge effectively against interest rates and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

With respect to futures contracts that are not legally required to “cash settle,” a fund may cover the open position by setting aside or earmarking liquid assets in an amount equal to the market value of the futures contact. With respect to futures that are required to “cash settle,” however, a fund is permitted to set aside or earmark liquid assets in an amount equal to the portfolio’s daily marked-to-market (net) obligation, if any, (in other words, the portfolio’s daily net liability, if any) rather than the market value of the futures contract. By setting aside assets equal to its net obligation under cash-settled futures, a fund will have the ability to employ leverage to a greater extent than if the fund were required to segregate assets equal to the full market value of the futures contract.

Futures and options on futures are regulated by the CFTC. The funds are operated by persons who have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, and, therefore, such persons are not subject to registration or regulation with respect to the funds under the Commodity Exchange Act.

Forward Contracts. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future, and the other party is obligated to pay a specified invoice amount for the assets at the time of delivery. A fund may enter into forward contracts to purchase and sell government securities, foreign currencies or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

The following discussion summarizes a fund’s principal uses of forward foreign currency exchange contracts (“forward currency contracts”):

Except for Transamerica Global Macro, a fund may enter into forward currency contracts with stated contract values of up to the value of that fund’s assets. The funds may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed upon price (which may be in U.S. dollars or another currency). A fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business.

A fund may use currency exchange contracts in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities denominated in foreign currencies (transaction hedge) or to lock in the U.S. dollar value of portfolio positions (position hedge). In addition, a fund may cross hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a fund has or expects to have portfolio exposure. A fund may also engage in proxy hedging which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked. A fund’s entry into a forward currency contract, as well as any use of cross or proxy hedging techniques will generally require the fund to hold liquid securities or cash equal to a fund’s obligations in a segregated account throughout the duration of the contract. While a position hedge may offset both positive and negative currency fluctuations, it will not offset changes in security values caused by other factors. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

A fund may also combine forward currency contracts with investments in securities denominated in other currencies in order to achieve desired equity, credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a foreign equity or bond, a fund may purchase a U.S. dollar-denominated security and at the same time enter into a forward foreign currency exchange contract to exchange U.S. dollars for the contract’s underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, a fund may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the equity return or credit quality of the U.S. dollar-denominated security.

By entering into a forward currency contract in U.S. dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, the funds are able to protect themselves against a possible loss between trade and settlement dates

10

resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. However, this tends to limit potential gains which might result from a positive change in such currency relationships. The funds may also hedge foreign currency exchange rate risk by engaging in currency financial futures and options transactions, which are described above. The forecasting of short-term currency market movements is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.

It is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward currency contract. Accordingly, it may be necessary for a fund to purchase additional currency on the spot market if the market value of the security is less than the amount of foreign currency such fund is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency such fund is obligated to deliver.

If a fund retains the portfolio security and engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been movement in forward currency contract prices. If a fund engages in an offsetting transaction, it may subsequently enter into a new forward currency contract to sell the foreign currency. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. The funds will have to convert their holdings of foreign currencies into U.S. dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies.

Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a fund might be unable to close out a forward currency contract at any time prior to maturity, if at all. In either event, a fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain the required cover.

While forward currency contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward currency contracts. In such event, a fund’s ability to utilize forward currency contracts may be restricted. In addition, a fund may not always be able to enter into forward currency contracts at attractive prices and may be limited in its ability to use these contracts to hedge its assets.

Swaps and Swap-Related Products. In order to attempt to protect the value of its investments from interest rate or currency exchange rate fluctuations, a fund may, subject to its investment restrictions, enter into interest rate and currency exchange rate swaps, and may buy or sell interest rate and currency exchange rate caps and floors. A fund’s sub-adviser may enter into these transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A fund also may enter into these transactions to attempt to protect against any increase in the price of securities the fund may consider buying at a later date.

Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchanged commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

A fund, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a fund’s obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian.

Interest Rate Swaps. If a fund enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. A fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A fund’s sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the counterparty to such a transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of the counterparty’s insolvency.

A large number of banks and investment banking firms participate in the swap market acting both as principals and as agents utilizing standardized swap documentation. The funds’ sub-advisers have determined that, as a result, the swap market (except for certain credit default swaps discussed below) has become relatively liquid. The swap market is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect a fund’s ability to terminate existing credit default swap agreements (as discussed below) or to realize amounts to be received under such agreements.

11

Nonetheless, caps and floors are more recent innovations and, may be less liquid than swaps. To the extent a fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

There is no limit on the amount of interest rate swap transactions that may be entered into by a fund, unless so stated in its investment objectives and policies. These transactions may in some instances involve the delivery of securities or other underlying assets by a fund or its counterparty to collateralize obligations under the swap.

Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. A fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

In addition to the instruments, strategies and risks described in this SAI and in each prospectus, there may be additional opportunities in connection with options, futures contracts, forward currency contracts and other hedging techniques that become available as a fund’s sub-adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions, and as new instruments are developed. The funds’ sub-advisers may use these opportunities to the extent they are consistent with each fund’s investment objective and as are permitted by a fund’s investment limitations and applicable regulatory requirements.

Credit Default Swaps. A fund may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, a fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, a fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a fund would keep the stream of payments and would have no payment obligations. As the seller, a fund would be subject to investment exposure on the notional amount of the swap.

A fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability).

Credit default swap contracts involve special risks and may result in losses to a fund. Credit default swaps may in some cases be illiquid, and they increase credit risk since a fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. As there is no central exchange or market for credit default swap transactions, they may be difficult to trade or value, especially in the event of market disruptions.

Total Rate of Return Swaps. A fund may enter into total rate of return swap contracts for investment purposes. Total rate of return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.

Swaptions. A fund may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance fund yield. Swaption contracts written by a fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract on a future date. If a written call swaption is exercised, the writer will enter a swap and is obligated to pay the fixed rate and receive a variable rate in exchange. Swaptions are marked-to-market daily based upon quotations from market makers.

Cross-currency swaps. The funds are subject to foreign currency exchange rate risks in the normal course of pursuing their investment objectives. The funds enter into cross-currency swaps to gain or reduce exposure to foreign currencies or to hedge against foreign currency exchange rate and/or interest rate risk. Cross-currency swaps are interest rate swaps in which two parties agree to exchange cash flows based on the notional amounts of two different currencies. The funds with cross-currency swap agreements can elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps can also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.

Euro Instruments. The funds may make investments in Euro instruments. Euro instruments are U.S. dollar-denominated futures contracts, or options thereon, which are linked to the London Interbank Offered Rate (the “LIBOR”), although foreign currency-denominated instruments are available from time to time. Euro futures contracts enable purchasers to obtain a fixed rate for the lending of cash, and sellers to obtain a fixed rate for borrowings. A fund might use Euro futures contracts and options thereon to hedge against changes in LIBOR, which may be linked to many interest rate swaps and fixed-income instruments.

Special Investment Considerations and Risks. The successful use of the investment practices described above with respect to Financial Instruments draws upon skills and experience which are different from those needed to select the other instruments in which a fund may invest. Should interest or exchange rates, or the prices of securities or financial indices move in an unexpected manner, a fund may not achieve the desired benefits of the foregoing instruments or may realize losses and thus be in a worse position than if such strategies had not been used. In general, these investment practices may increase the volatility of a fund and even a small investment in derivatives may magnify or otherwise increase investment losses to a fund. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies, forward contracts and other negotiated or over-the-counter instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

12

A fund’s ability to dispose of its positions in Financial Instruments will depend on the availability of liquid markets in the instruments or, in the absence of a liquid market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a closing transaction. If there is no market or the fund is not successful in its negotiations, the fund may not be able to sell or unwind the derivative position at a particular time or at an anticipated price. This may also be the case if the counterparty to the Financial Instrument becomes insolvent. Markets in a number of the instruments are relatively new and still developing, and it is impossible to predict the amount of trading interest that may exist in those instruments in the future. Therefore, there is no assurance that any position can be disposed of at a time and price that is favorable to a fund. While the position remains open, the fund continues to be subject to investment risk on the Financial Instrument. The fund may or may not be able to take other actions or enter into other transactions, including hedging transactions, to limit or reduce its exposure to the Financial Instrument. The purchase and sale of futures contracts and the exercise of options may cause a fund to sell or purchase related investments, thus increasing its portfolio turnover rate. Brokerage commissions paid by a fund with respect to Financial Instruments may be higher than those that would apply to direct purchases or sales of the underlying instruments.

Particular risks exist with respect to the use of each of the Financial Instruments and could result in such adverse consequences to a fund as: the possible loss of the entire premium paid for an option bought by a fund; the inability of a fund, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option; and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that a fund will be able to use Financial Instruments effectively for their intended purposes.

A fund may be required to maintain assets as “cover,” maintain segregated accounts, post collateral or make margin payments when it takes positions in Financial Instruments. Assets that are segregated or used as cover, margin or collateral may be required to be in the form of cash or liquid securities, and typically may not be sold while the position in the Financial Instrument is open unless they are replaced with other appropriate assets. If markets move against a fund’s position, such fund may be required to maintain or post additional assets and may have to dispose of existing investments to obtain assets acceptable as collateral or margin. This may prevent it from pursuing its investment objective. Assets that are segregated or used as cover, margin or collateral typically are invested, and these investments are subject to risk and may result in losses to a fund. These losses may be substantial, and may be in addition to losses incurred by using the Financial Instrument in question. If a fund is unable to close out its positions, it may be required to continue to maintain such assets or accounts or make such payments until the positions expire or mature, and the fund will continue to be subject to investment risk on the assets. Segregation, cover, margin and collateral requirements may impair a fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require a fund to sell a portfolio security or close out a derivatives position at a disadvantageous time or price.

Certain Financial Instruments transactions may have a leveraging effect on the funds, and adverse changes in the value of the underlying security, index, interest rate, currency or other instrument or measure can result in losses substantially greater than the amount invested in the Financial Instrument itself. When the funds engage in transactions that have a leveraging effect, the value of the fund is likely to be more volatile and all other risks also are likely to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of an asset and creates investment risk with respect to a larger pool of assets than the fund would otherwise have. Certain Financial Instruments have the potential for unlimited loss, regardless of the size of the initial investment.

Many Financial Instruments may be difficult to value or may be valued subjectively. Inaccurate valuations can result in increased payment requirements to counterparties or a loss of value to the funds.

In a hedging transaction there may be imperfect correlation, or even no correlation, between the identity, price or price movements of a Financial Instrument and the identity, price or price movements of the investments being hedged. This lack of correlation may cause the hedge to be unsuccessful and may result in the fund incurring substantial losses and/or not achieving anticipated gains.

Hedging strategies can reduce opportunity for gain by offsetting the positive effect of favorable price movements. Even if the strategy works as intended, the fund might be in a better position had it not attempted to hedge at all.

Financial Instruments transactions used for non-hedging purposes may result in losses which would not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. In the event that the fund enters into a derivatives transaction as an alternative to purchasing or selling other investments or in order to obtain desired exposure to an index or market, the fund will be exposed to the same risks as are incurred in purchasing or selling the other investments directly, as well as the risks of the derivatives transaction itself.

Certain Financial Instruments transactions involve the risk of loss resulting from the insolvency or bankruptcy of the counterparty or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, the fund may have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of the counterparty’s bankruptcy.

Certain Financial Instruments transactions, including certain options, swaps, forward contracts, and certain options on foreign currencies, are not entered into or traded on exchanges or in markets regulated by the CFTC or the SEC. Instead, such over-the-counter (or "OTC") derivatives are entered into directly by the counterparties and may be traded only through financial institutions acting as market makers. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. For example, OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and as a result the fund bears greater risk of default by the counterparties to such transactions. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults.

13

Financial Instruments involve operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. The risk of operational failures may be higher for OTC derivatives transactions. For derivatives not guaranteed by an exchange, the fund may have only contractual remedies in the event of a counterparty default, and there may be delays, costs, disagreements as to the meaning of contractual terms and litigation, in enforcing those remedies.

Use of Financial Instruments involves transaction costs, which may be significant. Use of Financial Instruments also may increase the amount of taxable income to shareholders, including in the fund that invests largely in municipal securities.

Additional Risks of Options on Foreign Currencies, Forward Contracts and Foreign Instruments. Unlike transactions entered into by a fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. Such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation.

Options on currencies may be traded OTC. In an OTC trading environment, many of the protections afforded to exchange participants will not be available, as discussed above. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Office of the Comptroller of the Currency (the “OCC”), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting a fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events.

In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign government restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement. These include such things as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

In addition, options on U.S. government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and OTC in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) less availability than that available in the United States of data on which to make trading decisions; (iii) delays in a fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) low trading volume.

U.S. GOVERNMENT SECURITIES

Examples of the types of U.S. government securities that a fund may hold include, in addition to those described in the prospectus, direct obligations of the U.S. Treasury, the obligations of the Federal Housing Administration, Farmers Home Administration, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal Land Banks and Maritime Administration. U.S. government securities may be supported by the full faith and credit of the U.S. government (such as securities of the Small Business Administration); by the right of the issuer to borrow from the Treasury (such as securities of the Federal Home Loan Bank); by the discretionary authority of the U.S. government to purchase the agency’s obligations (such as securities of the Federal National Mortgage Association); or only by the credit of the issuing agency.

Obligations guaranteed by U.S. government agencies or government-sponsored entities include issues by non-government-sponsored entities (like financial institutions) that carry direct guarantees from U.S. government agencies or government sponsored entities as part of government initiatives in response to the market crisis or otherwise. In the case of obligations not backed by the full faith and credit of the United States, a fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Neither the U.S. government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue. Therefore, the market value of such securities will fluctuate in response to changes in interest rates.

14

Exchange Rate-Related U.S. Government Securities. To the extent permitted by a fund’s investment policies, a fund may invest in U.S. government securities for which the principal repayment at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries (“Exchange Rate-Related Securities”). The interest payable on these securities is denominated in U.S. dollars, is not subject to foreign currency risk and, in most cases, is paid at rates higher than most other U.S. government securities in recognition of the foreign currency risk component of Exchange Rate-Related Securities. Exchange Rate-Related Securities are issued in a variety of forms, depending on the structure of the principal repayment formula. The principal repayment formula may be structured so that the security holder will benefit if a particular foreign currency to which the security is linked is stable or appreciates against the U.S. dollar. In the alternative, the principal repayment formula may be structured so that the securityholder benefits if the U.S. dollar is stable or appreciates against the linked foreign currency. Finally, the principal repayment formula can be a function of more than one currency and, therefore, be designed as a combination of those forms.

Investments in Exchange Rate-Related Securities entail special risks. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an Exchange Rate-Related Security is linked. If currency exchange rates do not move in the direction or to the extent anticipated by a sub-adviser at the time of purchase of the security, the amount of principal repaid at maturity might be significantly below the par value of the security, which might not be offset by the interest earned by a fund over the term of the security. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. The imposition or modification of foreign exchange controls by the U.S. or foreign governments or intervention by central banks could also affect exchange rates. Finally, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular Exchange Rate-Related Security because of conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an Exchange Rate-Related Security prior to maturity without incurring a significant price loss.

FOREIGN INVESTMENTS

A fund may invest in foreign securities through the purchase of securities of foreign issuers or of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and Fiduciary Depositary Receipts (”FDRs”) or other securities representing underlying shares of foreign companies. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs, GDRs and FDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs, GDRs and FDRs are European, global and fiduciary receipts, respectively, evidencing a similar arrangement.

Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign markets are less than in the U.S., and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. The less liquid a market, the more difficult it may be for a fund to accurately price its portfolio securities or to dispose of such securities at the times determined by a sub-adviser to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which a fund’s operations require cash, such as in order to meet redemptions and to pay its expenses. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although a fund will endeavor to achieve the most favorable net results on portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed companies than in the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

A fund may be subject to taxes, including withholding taxes imposed by certain non-U.S. countries on income (possibly including, in some cases, capital gains) earned with respect to the fund’s investments in such countries. These taxes will reduce the return achieved by the fund. Treaties between the U.S. and such countries may reduce the otherwise applicable tax rates.

Additionally, the operating expenses of a fund making foreign investments can be expected to be higher than those of an investment company investing exclusively in U.S. securities, since the costs of investing in foreign securities are higher than the costs of investing exclusively in U.S. securities. Custodian services and other costs such as valuation costs and communication costs relating to investment in international securities markets generally are more expensive than in the U.S.

Each fund also may invest in notes and similar linked securities (e.g., zero strike warrants and debt), which are derivative instruments issued by a financial institution or special purpose entity the performance and price of which depends on the performance and price of a corresponding foreign security, securities, market or index. Upon redemption or maturity, the principal amount or redemption amount is payable based on the price level of the linked security, securities, market or index at the time of redemption or maturity, or is exchanged for corresponding shares of common stock or units of the linked security. These securities are generally subject to the same risks as direct holdings of securities of foreign issuers and non-dollar securities, including currency risk and the risk that the amount payable at maturity or redemption will be less than the principal amount of the derivative instrument because the linked security, securities, market or index has declined. Also, these securities are subject to counterparty risk, which is the risk that the company issuing such a linked security may fail to pay the full amount due at maturity or redemption. A fund could have difficulty disposing of these securities because there may be restrictions on redemptions and there may be no market or a thin trading market in such securities.

Foreign markets also have different clearance and settlement procedures; and in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a fund investing in foreign markets is uninvested and no return

15

is earned thereon. The inability of such a fund to make intended security purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Losses to a fund due to subsequent declines in the value of portfolio securities, or losses arising out of an inability to fulfill a contract to sell such securities, could result in potential liability to the fund. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

In many instances, foreign debt securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. Under certain market conditions these investments may be less liquid than the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult to obtain or to enforce a judgment against the issuers of such securities.

If a security is denominated in foreign currency, the value of the security to a fund will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. Currency risks generally increase in lesser developed markets. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of a fund’s assets. The value of the assets of a fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of securities denominated in that currency. Such changes will also affect the income and distributions to shareholders of a fund investing in foreign markets. In addition, although a fund will receive income on foreign securities in such currencies, it will be required to compute and distribute income in U.S. dollars. Therefore, if the exchange rate for any such currency declines materially after income has been accrued and translated into U.S. dollars, a fund could be required to liquidate portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time a fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater.
ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in foreign issuers’ stock. However, by investing in ADRs rather than directly in foreign issuers’ stock, a fund can avoid currency risks during the settlement period for either purchase or sales.

In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. Certain ADRs, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of such facilities, while issuers of sponsored facilities normally pay more of the costs thereof. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depositary of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

Sovereign Debt Securities. Certain funds may invest in securities issued or guaranteed by any country and denominated in any currency. Except for funds that are permitted to invest in emerging markets, these funds expect to generally invest in developed countries. Developed countries include, without limitation, Australia, Canada, Finland, France, Germany, the Netherlands, Japan, Italy, New Zealand, Norway, Spain, Sweden, the United Kingdom and the United States. The obligations of governmental entities have various kinds of government support and include obligations issued or guaranteed by governmental entities with taxing power. These obligations may or may not be supported by the full faith and credit of a government. Debt securities issued or guaranteed by foreign governmental entities have credit characteristics similar to those of domestic debt securities but are subject to the risks attendant to foreign investments, which are discussed above.

The funds may also purchase securities issued by semi-governmental or supranational agencies such as the Asian Developmental Bank, the International Bank for Reconstruction and Development, the Export-Import Bank and the European Investment Bank. The governmental members, or “stockholders,” usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. Certain funds will not invest more than 25% of their assets in the securities of supranational entities.

Sovereign debt is subject to risks in addition to those relating to non-U.S. investments generally. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor’s willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which the sovereign debtor may be subject. Sovereign debtors also may be dependent on expected disbursements from foreign governments or multinational agencies, the country’s access to trade and other international credits, and the country’s balance of trade. Some emerging market sovereign debtors have in the past rescheduled their debt payments or declared moratoria on payments, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

The recent global economic crisis brought several European economies close to bankruptcy and many other economies into recession and weakened the banking and financial sectors of many countries. For example, the governments of Greece, Spain, Portugal, and the

16

Republic of Ireland have all recently experienced large public budget deficits, the effects of which remain unknown and may slow the overall recovery of European economies from the recent global economic crisis. In addition, due to large public deficits, some European countries may be dependent on assistance from other European governments and institutions or multilateral agencies and offices. Such assistance may require a country to implement reforms or reach a certain level of performance. If a country receiving assistance fails to reach certain objectives or receives an insufficient level of assistance it could cause a deep economic downturn and could significantly affect the value of a fund’s investments in that country’s sovereign debt obligations or the debt obligations of other European countries.

Emerging Markets. Certain funds may invest in securities of emerging market countries. Emerging market countries may include, without limitation, any country which, at the time of investment, is categorized by the World Bank in its annual categorization as middle- or low-income. These securities may be U.S. dollar denominated or non- U.S. dollar denominated and include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations (including dollar and non-dollar denominated) and other debt securities of foreign corporate issuers; and (d) non-dollar denominated debt obligations of U.S. corporate issuers. A fund may also invest in securities denominated in currencies of emerging market countries. There is no minimum rating criteria for a fund’s investments in such securities.

Emerging market and certain other non-U.S. countries may be subject to a greater degree of economic, political and social instability. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. Investing in emerging countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, a fund could lose its entire investment in that country. Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit a fund’s investment in those markets and may increase the expenses of the fund. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of a fund’s operation. Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many non-U.S. countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging market countries. Economies in emerging market countries generally depend heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The economies, securities and currency markets of many emerging market countries have experienced significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue.

Certain funds may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating-rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed-rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”).

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the fund to suffer a loss of interest or principal on any of its holdings.

17

SHORT SALES

Certain funds may from time to time sell securities short. In the event that the sub-adviser anticipates that the price of a security will decline, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. A fund will incur a profit or a loss, depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the fund must replace the borrowed security. All short sales will be fully collateralized. Short sales represent an aggressive trading practice with a high risk/return potential, and short sales involve special considerations. Risks of short sales include that possible losses from short sales may be unlimited (e.g., if the price of a stock sold short rises), whereas losses from direct purchases of securities are limited to the total amount invested, and a fund may be unable to replace a borrowed security sold short.

Certain funds may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the fund does not own declines in value. When a fund makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. A fund may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.

A fund secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. government securities or other liquid securities similar to those borrowed. With respect to uncovered short positions, a fund is required to deposit similar collateral with its custodian, if necessary, to the extent that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which a fund borrowed the security, regarding payment received by the fund on such security, a fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

Because making short sales in securities that it does not own exposes a fund to the risks associated with those securities, such short sales involve speculative exposure risk. A fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. As a result, if a fund makes short sales in securities that increase in value, it will likely underperform similar mutual funds that do not make short sales in securities. A fund will realize a gain on a short sale if the security declines in price between those dates. There can be no assurance that a fund will be able to close out a short sale position at any particular time or at an acceptable price. Although a fund’s gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.

A fund may also make short sales “against the box.” In this type of short sale, at the time of the sale, a fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost. In the event that a fund were to sell securities short “against the box” and the price of such securities were to then increase rather than decrease, the fund would forego the potential realization of the increased value of the shares sold short.

OTHER INVESTMENT COMPANIES

Subject to applicable investment restrictions, a fund may invest in securities issued by other investment companies as permitted under the 1940 Act.

Pursuant to an exemptive order obtained from the SEC or under a statutory exemption or an exemptive rule adopted by the SEC, a fund may invest in other investment companies beyond the statutory limits prescribed by the 1940 Act.

BlackRock Investment Management, LLC has received an exemptive order from the SEC permitting funds that are sub-advised by it to invest in affiliated registered money market funds and ETFs, and in an affiliated private investment company; provided however, that, among other limitations, in all cases the fund’s aggregate investment of cash in shares of such investment companies shall not exceed 25% of its total assets at any time.

A fund may indirectly bear a portion of any investment advisory fees and expenses and distribution (12b-1) fees paid by funds in which it invests, in addition to the advisory fees and expenses paid by the fund. Investments in other investment companies are subject to the risks of the securities in which those investment companies invest.

Exchange-Traded Funds (“ETFs”). Subject to limitations under the 1940 Act, a fund may invest in shares of investment companies known as ETFs. For example, a fund may invest in S&P Depositary Receipts, or “SPDRs.” SPDRs are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of the S&P 500 Index. A fund investing in a SPDR would be entitled to the dividends that accrue to the S&P 500 stocks in the underlying portfolio, less trust expenses. Investing in these securities may result in duplication of certain fees and expenses paid by these securities in addition to the advisory fees and expenses paid by the fund. Other examples of ETFs in which the funds may invest are Dow Industrial Average Model New Deposit Shares (“DIAMONDS”) (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), WEBS or World Equity Benchmark Shares (interests in a portfolio of securities that seeks to track the performance of a benchmark index of a particular foreign country’s stocks), and the Nasdaq-100 Trust or QQQ (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the NASDAQ Stock Market).

EXCHANGE-TRADED NOTES (“ETNs”)

Certain funds may invest in ETNs. ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market.

18

However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected.

The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.

There may be restrictions on a fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. The fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. An investor in an ETN could lose some or all of the amount invested.

COMMODITIES AND NATURAL RESOURCES

Commodities may include, among other things, oil, gas, timber, farm products, minerals, precious metals, for example, gold, silver, platinum, and palladium, and other natural resources. Certain funds may invest in companies (such as mining, dealing or transportation companies) with substantial exposure to, or instruments that result in exposure to, commodities markets. Commodities generally and particular commodities have, at times been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. The prices of commodities may be, however, less subject to local and company-specific factors than securities of individual companies. As a result, commodity prices may be more or less volatile in price than securities of companies engaged in commodity-related businesses. Investments in commodities can present concerns such as delivery, storage and maintenance, possible illiquidity, and the unavailability of accurate market valuations.

COMMODITY-LINKED INVESTMENTS

A fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity-linked investments, including commodities futures contracts, commodity-linked derivatives, and commodity-linked notes. Transamerica Managed Futures Strategy, Transamerica Global Allocation and Transamerica Commodity Strategy may also gain exposure to the commodity markets through investments in their respective wholly-owned subsidiaries organized under the laws of the Cayman Islands (each, a "Subsidiary"). Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. The value of commodity-linked investments held by the fund may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.

The prices of commodity-linked investments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked investments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits. Under favorable economic conditions, the fund's commodity-linked investments may be expected to underperform an investment in traditional securities.

Because commodity-linked derivatives are available from a relatively small number of issuers, the fund's investments in commodity-linked derivatives are particularly subject to counterparty risk, which is the risk that the issuer of the commodity-linked derivative (which issuer may serve as counterparty to a substantial number of the fund's commodity-linked and other derivative investments) will not fulfill its contractual obligations.

INVESTMENTS IN SUBSIDIARY (Transamerica Managed Futures Strategy, Transamerica Global Allocation and Transamerica Commodity Strategy)

A fund may invest up to 25% of its total assets in its Subsidiary. Investments in the Subsidiaries are expected to provide the funds with exposure to the commodity markets. The principal purpose of investment in the Subsidiaries is to allow the funds to gain exposure to the commodity markets within the limitations of the federal tax law requirements applicable to regulated investment companies. Each Subsidiary is a company organized under the laws of the Cayman Islands, and is overseen by its own board of directors. Although each Subsidiary has its own board of directors, each Subsidiary is wholly-owned and controlled by a fund.

19

The Subsidiaries (unlike the funds) may invest without limit in commodities, commodity-linked derivatives, ETFs, leveraged or unleveraged commodity-linked notes and other investments that provide exposure to commodities. Although the funds may to some extent invest directly in commodity-linked derivative instruments and other investments that provide exposure to commodities, the funds may also gain exposure to these derivative instruments indirectly by investing in the Subsidiaries. Each Subsidiary also may invest in other instruments, including fixed income securities, either as investments or to serve as margin or collateral for the Subsidiary's derivatives positions. To the extent that a fund invests in a Subsidiary, it may be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in the prospectus and this SAI.

Each Subsidiary is advised by TAM and sub-advised by the corresponding fund’s sub-adviser. A Subsidiary (unlike a fund) may invest without limitation in commodities, commodity index-linked securities and other commodity-linked securities and derivative instruments. However, each Subsidiary otherwise is subject to the corresponding fund's investment restrictions and other policies. Each fund and its Subsidiary test for compliance with the fund's investment restrictions on a consolidated basis.

The Subsidiaries are not investment companies registered under the 1940 Act and, unless otherwise noted in the prospectus and this SAI, are not subject to all of the investor protections of the 1940 Act and other U.S. regulations. Changes in the laws of the United States and/or the Cayman Islands could affect the ability of a fund and/or a Subsidiary to operate as described in the prospectus and this SAI and could negatively affect a fund and its shareholders.

WHEN-ISSUED, DELAYED SETTLEMENT AND FORWARD DELIVERY SECURITIES

Securities may be purchased and sold on a “when-issued,” “delayed settlement” or “forward (delayed) delivery” basis. “When-issued” or “forward delivery” refers to securities whose terms are available, and for which a market exists, but which are not available for immediate delivery. When-issued or forward delivery transactions may be expected to occur a month or more before delivery is due. A fund may engage in when-issued transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When a fund engages in when-issued or forward delivery transactions, it will do so consistent with its investment objective and policies and not for the purpose of investment leverage (although leverage may result).

“Delayed settlement” is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by a fund until it receives payment or delivery from the other party for any of the above transactions. A fund will segregate with its custodian cash, U.S. government securities or other liquid assets at least equal to the value or purchase commitments until payment is made. The segregated securities will either mature or, if necessary, be sold on or before the settlement date. This may result in the realization of capital gains, which are generally subject to federal income tax when distributed to a fund’s shareholders, or in the realization of capital losses. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although a fund may earn income on securities it has segregated to collateralize its delayed delivery purchases.

New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner. At the time of settlement, the market value and/or the yield of the security may be more or less than the purchase price. A fund bears the risk of such market value fluctuations. These transactions also involve the risk that the other party to the transaction may default on its obligation to make payment or delivery. As a result, a fund may be delayed or prevented from completing the transaction and may incur additional costs as a consequence of the delay.

ZERO-COUPON, PAY-IN-KIND AND STEP-COUPON SECURITIES

Subject to its investment restrictions, a fund may invest in zero-coupon, pay-in-kind and step-coupon securities. Zero-coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step-coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. Certain funds may also invest in “strips,” which are debt securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero-coupon bonds.

Federal income tax law requires holders of zero-coupon securities, deferred interest securities, and step-coupon securities to report the portion of the original issue discount on such securities that accrue that year as interest income, even if prior to the receipt of the corresponding cash payment. A fund may also elect to include in income currently any market discount accruing on securities purchased with such market discount. In order to qualify for treatment as a “regulated investment company” under the Code, a fund must distribute substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid), including the original issue discount accrued on zero-coupon or step-coupon bonds. Because it may not receive full or even any cash payments on a current basis in respect of accrued original-issue discount on zero-coupon bonds or step-coupon bonds, in some years a fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Internal Revenue Code of 1986, as amended (the “Code”). A fund might obtain such cash from selling other portfolio holdings. These actions may reduce the assets to which fund expenses could be allocated and may reduce the rate of return for such fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a fund to sell the securities at the time.

20

Generally, the market prices of zero-coupon bonds and strip securities are more volatile than the prices of securities that pay interest periodically in cash and they are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

DOLLAR ROLLS

Certain funds may enter into dollar rolls transactions, pursuant to which a fund sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-backed securities, the mortgage-backed securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. A fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but the fund is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold. A fund could also be compensated through receipt of fee income. The fund intends to enter into dollar rolls only with government securities dealers recognized by the Federal Reserve Board, or with member banks of the Federal Reserve. A fund will not treat dollar rolls as being subject to its borrowing or senior securities restrictions. In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements, which are discussed below.

INVESTMENTS IN THE REAL ESTATE INDUSTRY AND REAL ESTATE INVESTMENT TRUSTS (“REITS”)

REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or hybrid REITs.

Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs invest their assets in both real property and mortgages. REITs are not taxed on income distributed to policyowners provided they comply with several requirements of the Code.

Investments in the real estate industry are subject to risks associated with direct investment in real estate. Such risks include, but are not limited to: declining real estate values; risks related to general and local economic conditions; over-building; increased competition for assets in local and regional markets; changes in zoning laws; difficulties in completing construction; changes in real estate value and property taxes; increases in operating expenses or interest rates; changes in neighborhood values or the appeal of properties to tenants; insufficient levels of occupancy; and inadequate rents to cover operating expenses. The performance of securities issued by companies in the real estate industry also may be affected by management of insurance risks, adequacy of financing available in capital markets, the competence of management, changes in applicable laws and governmental regulations (including taxes) and social and economic trends.

REITs also may subject a portfolio to certain risks associated with the direct ownership of real estate. As described above, these risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, liability to third parties for or damages resulting from, environmental problems, or casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

Investing in REITs involves certain unique risks, in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to risks associated with heavy cash flow dependency, potential default by borrowers, self-liquidation and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to industry related risks.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, REITs have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index.

MORTGAGE-RELATED SECURITIES

The funds may invest in mortgage-related securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, and by private issuers entities, provided, however, that to the extent that a fund purchases mortgage-related securities from such issuers which may, solely for purposes of the 1940 Act, be deemed to be investment companies, the fund’s investment in such securities will be subject to the limitations on its investment in investment company securities. In the case of privately-issued mortgage-related and asset-backed securities, the funds take the position that such instruments do not represent interests in any particular industry or group of industries.

21

Mortgage-related securities in which the funds may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association (“GNMA”) and government-related organizations such as Fannie Mae (formally known as the Federal National Mortgage Association) and Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation), as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, other private issuers, and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. A fund’s yield may be affected by reinvestment of prepayments at higher or lower rates than the original investment. For these and other reasons, a mortgage-related security’s average maturity may be shortened or lengthened as a result of interest rate fluctuations; and, therefore, it is not possible to predict accurately the security’s return. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return a fund will receive when these amounts are reinvested. The U.S. government has provided financial support to Fannie Mae and Freddie Mac, but there can be no assurances that it will support these or other government-sponsored entities in the future.

There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States. Fannie Mae is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to the timely payment of the principal and interest by Fannie Mae. Mortgage-related securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to the timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or the timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer’s underlying asset portfolio and, in certain cases, the issuer’s ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to a fund in the event of credit or market value deterioration in the issuer’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer’s inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the fund may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. If mortgage-backed securities or asset-backed securities are bought at a discount, however, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income.

Unlike mortgage-backed securities issued or guaranteed by the U.S. government or one of its sponsored entities, mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by a special purpose vehicles in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “over-collateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

If a fund purchases subordinated mortgage-backed securities, the payments of principal and interest on the fund’s subordinated securities generally will be made only after payments are made to the holders of securities senior to the fund’s securities. Therefore, if there are defaults on the underlying mortgage loans, a fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss. Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in a fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

22

In addition, mortgage-backed securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-backed securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements. See “Recent Market Events.”

The risk of non-payment is greater for mortgage-backed securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turn-down, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

Certain funds may invest in Collateralized Mortgage Obligations (“CMOs”) residuals and stripped mortgage-backed securities (“SMBS”). CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed, and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a fund’s limitations on investment in illiquid securities.

SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to a fund’s limitations on investment in illiquid securities.

ASSET-BACKED SECURITIES

An asset-backed security represents an interest in a pool of assets such as receivables from credit card loans, automobile loans and other trade receivables. Changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, will all affect the value of an asset-backed security, as will the exhaustion of any credit enhancement. The risks of investing in asset-backed securities ultimately depend upon the payment of the consumer loans by the individual borrowers. In its capacity as purchaser of an asset-backed security, a fund would generally have no recourse to the entity that originated the loans in the event of default by the borrower. Additionally, in the same manner as described above under “Mortgage-Related Securities” with respect to prepayment of a pool of mortgage loans underlying mortgage-related securities, the loans underlying asset-backed securities are subject to prepayments, which may shorten the weighted average life of such securities and may lower their return.

23

A fund may purchase commercial paper, including asset-backed commercial paper (“ABCP”) that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP, which may be included in revolving pools of assets with large numbers of obligors, include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to a fund investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and a fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP commercial paper deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A fund purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.

Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other securities which could result in possible losses to a fund. In addition, the secondary market for asset-backed securities may not be as liquid as the market for other securities which may result in a fund’s experiencing difficulty in valuing and/or disposing of asset-backed securities.

Asset-backed securities may present certain risks not relevant to mortgage-backed securities. Assets underlying asset-backed securities such as credit card receivables are generally unsecured, and debtors are entitled to the protection of various state and federal consumer protection laws, some of which provide a right of set-off that may reduce the balance owed.

INCOME-PRODUCING SECURITIES

Certain funds focus their investments in income-producing securities.

Defaulted securities. Defaulted securities are debt securities on which the issuer is not currently making interest payments. Certain funds will purchase defaulted securities only when their respective sub-advisers believe, based upon analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. Notwithstanding the sub-adviser’s belief as to the resumption of income payments, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

Financial and Market Risks. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial, or at times even total, losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

Disposition of Fund Securities. The funds generally intend to purchase securities for which the sub-adviser expects an active market to be maintained. Defaulted securities may be less actively traded than other securities making it more difficult to dispose of substantial holdings of such securities at prevailing market prices. The funds will limit holdings of any such securities to amounts that the sub-adviser believes could be readily sold, and its holdings of such securities would, in any event, be limited so as not to limit the funds’ ability to readily dispose of securities to meet redemptions.

Other. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the funds or taking possession and managing the assets that secure the issuer's obligations on the defaulted securities. This could increase a fund's operating expenses and adversely affect its net asset value. Risks in defaulted securities may be considerably higher as they are generally unsecured and subordinated to other creditors of the issuer.

Other types of income-producing securities that the funds may purchase include, but are not limited to, the following:

Variable and Floating Rate Obligations. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

Standby Commitments. These instruments, which are similar to a put, give a fund the option to obligate a broker, dealer or bank to repurchase a security held by a fund at a specified price.

Tender Option Bonds. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party (such as a broker, dealer or bank) to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

24

The funds will purchase instruments with demand features, standby commitments and tender option bonds primarily for the purpose of increasing the liquidity of their portfolios.

These investments are subject to various risks. Two primary (but not exclusive) risks affecting income-producing securities are credit risk and interest rate risk. Credit risk relates to the party’s ability to make payment of principal and/or interest on an instrument; interest rate risk relates to the fact that the value of the security will be impacted by the rise and fall of interest rates and other market events. Because a fund may invest in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the fund and affect its share price.

In the event that a security is rated by different agencies and receives different ratings from these agencies, unless a fund’s prospectus provides otherwise, a fund will treat the security as being rated in the highest rating category received from an agency. Credit rating criteria is applied at the time the fund purchases a security and the fund may choose not to sell securities that are downgraded below investment grade after their purchases. In general, the ratings of agencies represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings will be used by the funds as initial criteria for the selection of portfolio securities, but the funds also will rely upon the independent advice of a sub-adviser to evaluate potential investments. A sub-adviser in its reasonable judgment will determine what rating to assign to unrated securities.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, a fund's portfolio managers will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults, the investors in a security held by a fund may become the holders of underlying assets. In that case, a fund may become the holder of securities that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

Distressed Debt Securities. Certain funds may invest in distressed securities. Distressed debt securities are debt securities that are purchased in the secondary market and are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by a fund or are rated in the lower rating categories (Ca or lower by Moody’s Investors Services, Inc. (“Moody’s”) and CC or lower by Standard and Poor’s Ratings Group (“S&P”)) or which, if unrated, are in the judgment of a sub-adviser of equivalent quality. Distressed securities are speculative and involve substantial risks. The risks associated with high-yield securities are heightened by investing in distressed debt securities.

Generally, a fund will invest in distressed securities when the sub-adviser believes it is reasonably likely that the issuer of the distressed debt securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the fund will receive new securities (e.g., equity securities). However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a fund makes its investment in distressed debt securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that the fund will receive any interest payments on the distressed debt securities, the fund will be subject to significant uncertainty as to whether or not the exchange offer or plan will be completed and the fund may be required to bear certain extraordinary expenses to protect or recover its investment. Even if an exchange offer is made or plan of reorganization is adopted with respect to the distressed debt securities held by a fund, there can be no assurance that the securities or other assets received by the fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of a fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed debt securities, the fund may be restricted from disposing of such securities.

Maturity and Duration. The maturity of a fixed income security is a measure of the time remaining until the final payment on the security is due. For simple fixed income securities, duration indicates the average time at which the security’s cash flows are to be received. For simple fixed income securities with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, a current coupon bullet bond with a maturity of 3.5 years will have a duration of approximately three years. In general, the lower the stated or coupon rate of interest of a fixed income security, the closer its duration will be to its final maturity; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter its duration will be compared to its final maturity.

The determination of duration becomes more complex when fixed income securities with features like floating coupon payments, optionality, prepayments, and structuring are evaluated. There are differing methodologies for computing effective duration prevailing in the industry. These methods estimate the expected response of the security’s price to changes in its yield, usually under the assumption that the yield changes will be driven by changes in the level of an underlying interest rate curve while holding the security’s spread constant. So a security with an effective duration of 3 years is expected on average to have a negative price return of about 30 basis points when its yield rises by 10 basis points (“about” 30 basis points is used rather than exactly 30 basis points because other factors like convexity can also affect the relationship). Floating rate securities may have final maturities of ten or more years, but their effective durations will typically be very short (or, in some circumstances, negative).

HIGH-YIELD/HIGH-RISK BONDS

High-yield/high-risk bonds, below-investment-grade securities (commonly known as “junk bonds”) involve significant credit and liquidity concerns and fluctuating yields, and are not suitable for short-term investing. Higher yields are ordinarily available on fixed-income securities which are unrated or are rated in the lower rating categories of recognized rating services such as Moody’s and S&P, but also are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations.

25

Valuation risks. Lower rated bonds also involve the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a fund owning such bonds would experience a reduction in its income, and could expect a decline in the market value of the securities so affected. Such funds, furthermore, may incur additional costs in seeking the recovery of the defaulted securities. More careful analysis of the financial condition of each issuer of lower-rated securities is therefore necessary. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

The market prices of lower-grade securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of the prices of these securities. Past experience with high-yield securities in a prolonged economic downturn may not provide an accurate indication of future performance during such periods.

Liquidity risks. Lower-rated securities also may have less liquid markets than higher-rated securities, and their liquidity as well as their value may be more severely affected by adverse economic conditions. Adverse publicity and investor perceptions as well as new or proposed laws may also have a greater negative impact on the market for lower rated bonds.

Unrated securities are not necessarily of lower credit quality than rated securities, but the markets for lower rated and nonrated securities are more limited than those in which higher-rated securities are traded. The existence of limited markets may make it more difficult for a fund to obtain accurate market quotations for purposes of valuing its securities and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for a fund to purchase and may also have the effect of limiting the ability of a fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets. In addition, an economic downturn or increase in interest rates is likely to have a greater negative effect on: (i) the market for lower-rated and nonrated securities; (ii) the value of high-yield debt securities held by a fund; (iii) the new asset value of a fund holding such securities; and (iv) the ability of the bonds’ issuers to repay principal and interest, meet projected business goals and obtain additional financing than on higher-rated securities.

Additional risks of high-yield/high-risk bonds. Lower rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the principal value of bonds moves inversely with movements in interest rates; in the event of rising interest rates, the value of the securities held by a fund may decline more than a portfolio consisting of higher rated securities. If a fund experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the fund and increasing the exposure of the fund to the risks of lower rated securities. Subsequent to its purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the fund. Neither event will require sale of these securities by the fund, but a sub-adviser will consider the event in determining whether a fund should continue to hold the security.

SUBORDINATED SECURITIES

A fund may invest in securities which are subordinated or “junior” to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include so-called “high yield” or “junk” bonds (i.e., bonds that are rated below investment grade by a rating agency or that are deemed by the sub-adviser to be of equivalent quality) and preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.

STRUCTURED NOTES AND RELATED INSTRUMENTS

“Structured” notes and other related instruments are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies and frequently are assembled in the form of medium-term notes, but a variety of forms is available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Investment in indexed securities and structured notes involves certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain indexed securities or structured notes, a decline in the reference instrument may cause the interest rate to be reduced to zero, and any further declines in the reference instrument may then reduce the principal amount payable on maturity. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.

26

LENDING OF FUND SECURITIES

The funds, from time to time, may lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. In accordance with guidelines from the SEC and its staff, a fund must receive at least 100% collateral (generally 102% for domestic securities and 105% for international securities), in the form of cash or U.S. government securities. This collateral must be valued daily; and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lender. During the time portfolio securities are on loan, the borrower pays the lender dividends or interest paid on such securities. Loans are subject to termination by the lender or the borrower at any time. While the funds do not have the right to vote securities on loan, each intends to regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults on its obligation to a fund, the fund could experience delays in recovering its securities, possible capital losses and even loss of rights in the collateral should the borrower fail financially. The funds will only enter into loan arrangements with broker-dealers, banks or other institutions determined to be creditworthy under guidelines that may be established by the Board of Trustees. At the termination of a loan transaction, a fund has the obligation to return cash or collateral delivered by the borrower. A fund may experience losses on the collateral and may be required to liquidate other investments at inopportune times in order to return amounts to the borrower.

ILLIQUID AND RESTRICTED/144A SECURITIES

Restricted securities are securities subject to legal or contractual restrictions on their resale, such as private placements. Such restrictions might prevent the sale of restricted securities at a time when the sale would otherwise be desirable. Securities sold through private placements are not registered under the 1933 Act, as amended, and may not be subject to the disclosure and other investor protection requirements that would be applicable if the sale of securities were so registered.

Except where provided otherwise under “Non-Fundamental Policies,” to the extent required by applicable law and SEC guidance, no securities for which there is not a readily available market (“illiquid securities”) will be acquired by a fund if such acquisition would cause the aggregate value of illiquid securities to exceed 15% (10% with respect to Transamerica High Yield Bond and with respect to Transamerica Money Market, 5% of its total assets) of the fund’s net assets. An illiquid security is any security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a fund has valued the security. Illiquid securities may be difficult to value, and a fund may have difficulty disposing of such securities promptly.

In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer’s ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Rule 144A under the 1933 Act established a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such portfolio security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

The funds’ Board of Trustees has authorized each fund’s sub-adviser to make liquidity determinations with respect to Rule 144A securities in accordance with the guidelines established by the Board of Trustees. Under the guidelines which may be amended from time to time, the fund’s sub-adviser generally will consider the following factors in determining whether a Rule 144A security is liquid: 1) the frequency of trades and quoted prices for the security; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; 4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer; 5) the likelihood that the security’s marketability will be maintained throughout the anticipated holding period; and/or 6) other factors deemed appropriate. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the OTC markets. A fund may be restricted in its ability to sell such securities at a time when a fund’s sub-adviser deems it advisable to do so. In addition, in order to meet redemption requests, a fund may have to sell other assets, rather than such illiquid securities, at a time that is not advantageous.

MUNICIPAL OBLIGATIONS

Municipal securities generally include debt obligations (bonds, notes or commercial paper) issued by or on behalf of any of the 50 states and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, participation or other interests in these securities and other related investments. Municipal securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, gas, and electric utilities. They may also be issued to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to loan to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations.

Although the interest paid on municipal securities is generally excluded from gross income, a fund’s distributions of interest paid on municipal securities will be taxable to shareholders unless the fund reports the distributions as exempt-interest dividends. The funds do not expect to be eligible to report any dividends as exempt-interest dividends. The funds may invest in various types of municipal obligations, including, without limitation, the following:

27

Municipal Bonds.  Municipal bonds generally are classified as general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and unlimited taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues generated by a particular facility or class of facility, or in some cases from the proceeds of a special excise tax or specific revenue source.

Private Activity Bonds.  Private activity bonds are issued by or on behalf of public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction of privately operated industrial facilities, such as warehouse, office, plant and storage facilities and environmental and pollution control facilities. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. Private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, repayment of such bonds generally depends on the revenue of a private entity. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors, including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

Interest income on certain types of private activity bonds issued after August 7, 1986 to finance non-governmental activities is a specific tax preference item for purposes of the federal individual and corporate alternative minimum tax (“AMT”). Bonds issued in 2009 and 2010 generally are not treated as private activity bonds, and interest earned on such bonds generally is not treated as a tax preference item. Individual and corporate shareholders may be subject to a federal AMT to the extent that a fund’s exempt-interest dividends are derived from interest on private activity bonds. Although dividends derived from interest income on tax-exempt municipal obligations are generally a component of the “current earnings” adjustment item for purposes of the federal corporate AMT, dividends of interest income on municipal obligations issued in 2009 and 2010 generally is not included in the current earnings adjustment.

Industrial Development Bonds.  Industrial development bonds (“IDBs”) are issued by public authorities to obtain funds to provide financing for privately-operated facilities for business and manufacturing, housing, sports, convention or trade show facilities, airport, mass transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewerage or solid waste disposal. Although IDBs are issued by municipal authorities, the payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of the real and personal property being financed as security for such payments. IDBs are considered municipal securities if the interest paid is exempt from regular federal income tax. Interest earned on IDBs may be subject to the federal AMT.

Municipal Notes.  Municipal notes are short-term debt obligations issued by municipalities which normally have a maturity at the time of issuance of six months to three years. Such notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are normally obligations of the issuing municipality or agency.

Municipal Commercial Paper. Municipal commercial paper is short-term debt obligations issued by municipalities. Although done so infrequently, municipal commercial paper may be issued at a discount (sometimes referred to as Short-Term Discount Notes). These obligations are issued to meet seasonal working capital needs of a municipality or interim construction financing and are paid from a municipality's general revenues or refinanced with long-term debt. Although the availability of municipal commercial paper has been limited, from time to time the amounts of such debt obligations offered have increased, and this increase may continue.

Participation Interests. A participation interest in municipal obligations (such as private activity bonds and municipal lease obligations) gives a fund an undivided interest in the municipal obligation in the proportion that the fund’s participation interest bears to the total principal amount of the municipal obligation. Participation interests in municipal obligations may be backed by an irrevocable letter of credit or guarantee of, or a right to put to, a bank (which may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest) or insurance policy of an insurance company. The fund has the right to sell the participation interest back to the institution or draw on the letter of credit or insurance after a specified period of notice, for all or any part of the full principal amount of the fund’s participation in the security, plus accrued interest.

Issuers of participation interests will retain a service and letter of credit fee and a fee for providing the liquidity feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased on behalf of a fund. With respect to insurance, a fund will attempt to have the issuer of the participation interest bear the cost of the insurance, although a fund may also purchase insurance, in which case the cost of insurance will be an expense of the fund. Although participation interests may be sold, the fund intends to hold them until maturity, except under the circumstances stated above. Participation interests may include municipal lease obligations. Purchase of a participation interest may involve the risk that a fund will not be deemed to be the owner of the underlying municipal obligation for purposes of the ability to claim tax exemption of interest paid on that municipal obligation.

Variable Rate Obligations. The interest rate payable on a variable rate municipal obligation is adjusted either at predetermined periodic intervals or whenever there is a change in the market rate of interest upon which the interest rate payable is based. A variable rate obligation may include a demand feature pursuant to which a fund would have the right to demand prepayment of the principal amount of the obligation prior to its stated maturity. The issuer of the variable rate obligation may retain the right to prepay the principal amount prior to maturity.

28

Municipal Lease Obligations.  Municipal lease obligations may take the form of a lease, an installment purchase or a conditional sales contract. Municipal lease obligations are issued by state and local governments and authorities to acquire land, equipment and facilities such as state and municipal vehicles, telecommunications and computer equipment, and other capital assets. Interest payments on qualifying municipal leases are exempt from federal income taxes. A fund may purchase these obligations directly, or they may purchase participation interests in such obligations. Municipal leases are generally subject to greater risks than general obligation or revenue bonds. State laws set forth requirements that states or municipalities must meet in order to issue municipal obligations; and such obligations may contain a covenant by the issuer to budget for, appropriate, and make payments due under the obligation. However, certain municipal lease obligations may contain "non-appropriation" clauses which provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Accordingly, such obligations are subject to "non-appropriation" risk. While municipal leases are secured by the underlying capital asset, it may be difficult to dispose of such assets in the event of non-appropriation or other default.

Residual Interest Bonds.  The funds may invest in Residual Interest Bonds (sometimes referred to as inverse floaters) (“RIBs”), which brokers create by depositing a Municipal Bond in a trust. The trust in turn issues a variable rate security and RIBs. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days, while the RIB holder receives the balance of the income from the underlying Municipal Bond less an auction fee. Therefore, rising short-term interest rates result in lower income for the RIB, and vice versa. An investment in RIBs typically will involve greater risk than an investment in a fixed rate bond. RIBs have interest rates that bear an inverse relationship to the interest rate on another security or the value of an index. Because increases in the interest rate on the other security or index reduce the residual interest paid on a RIB, the value of a RIB is generally more volatile than that of a fixed rate bond. RIBs have interest rate adjustment formulas that generally reduce or, in the extreme, eliminate the interest paid to a fund when short-term interest rates rise, and increase the interest paid to the funds when short-term interest rates fall. RIBs have varying degrees of liquidity that approximate the liquidity of the underlying bond(s), and the market price for these securities is volatile. RIBs can be very volatile and may be less liquid than other Municipal Bonds of comparable maturity. These securities will generally underperform the market of fixed rate bonds in a rising interest rate environment, but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, RIBs typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. To the extent permitted by each fund’s investment objectives and general investment policies, a fund may invest in RIBs without limitation.

In a transaction in which a fund purchases a RIB from a trust, and the underlying Municipal Bond was held by the fund prior to being deposited into the trust, the fund treats the transaction as a secured borrowing for financial reporting purposes. As a result, the fund will incur a non-cash interest expense with respect to interest paid by the trust on the variable rate securities, and will recognize additional interest income in an amount directly corresponding to the non-cash interest expense. Therefore, the fund’s net asset value per share and performance are not affected by the non-cash interest expense. This accounting treatment does not apply to RIBs acquired by the funds where the funds did not previously own the underlying Municipal Bond.

Tax-exempt Commercial Paper.  Tax-exempt commercial paper is a short-term obligation with a stated maturity of 270 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short term financing in anticipation of longer term financing. While tax-exempt commercial paper is intended to be repaid from general revenues or refinanced, it frequently is backed by a letter of credit, lending arrangement, note repurchase agreement or other credit facility agreement offered by a bank or financial institution.

Custodial Receipts and Certificates.  Custodial receipts or certificates underwritten by securities dealers or banks evidence ownership of future interest payments, principal payments or both on certain municipal obligations. The underwriter of these certificates or receipts typically purchases municipal obligations and deposits the obligations in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, a fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, a fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

Additional Risks Relating Particularly to Municipal Obligations.  The Code imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebates to the U.S. government. Failure by the issuer to comply after the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations, and similar proposals may be introduced in the future. In addition, the federal income tax exemption has been, and may in the future be, the subject of litigation. If one of these proposals were enacted, the availability of tax-exempt obligations for investment by a fund and the value of a fund’s investments would be affected.

Opinions relating to the validity of municipal obligations and to the exclusion of interest thereon from gross income for regular federal income tax purposes are rendered by bond counsel to the respective issuers at the time of issuance. A fund and their service providers will rely on such opinions and will not review the proceedings relating to the issuance of municipal obligations or the bases for such opinions.

29

Information about the financial condition of issuers of municipal obligations may be less available than about corporations whose securities are publicly traded.

A fund may invest in taxable municipal obligations. The market for taxable municipal obligations is relatively small, which may result in a lack of liquidity and in price volatility of those securities. Interest on taxable municipal obligations is includable in gross income for regular federal income tax purposes. While interest on taxable municipal obligations may be exempt from personal taxes imposed by the state within which the obligation is issued, such interest will nevertheless generally be subject to all other state and local income and franchise taxes.

LOANS

A fund may invest in certain commercial loans, generally known as “syndicated bank loans,” by acquiring participations or assignments in such loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. A fund may participate in such syndications, or can buy part of a loan, becoming a lender. A fund’s investment in a loan participation typically will result in the fund having a contractual relationship only with the lender and not with the borrower. A fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing a participation, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any right of set-off against the borrower, and the fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, a fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

When a fund purchases a loan assignment from lenders, it will acquire direct rights against the borrowers on the loan. Because assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

Certain of the participations or assignments acquired by a fund may involve unfunded commitments of the lenders or revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan documentation. A fund may acquire loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including loans of borrowers that have filed for bankruptcy protection. Although loans in which a fund may invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, a fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan.

Because there is no liquid market for commercial loans, the funds anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a fund’s ability to dispose of particular assignments or participations when necessary to meet redemptions of fund shares, to meet the fund’s liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market also may make it more difficult for a fund to assign a value to those securities for purposes of valuing the fund’s investments and calculating its net asset value.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to a fund. For example, if a loan is foreclosed, a fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a fund relies on its sub-adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the fund.

COMMON STOCKS

Subject to its investment restrictions, a fund may invest in common stocks. Common stocks represent an ownership interest in the issuing company. Holders of common stocks are not creditors of the issuer, and in the event of the liquidation, common stocks are junior to the debt obligations and preferred stocks of an issuer. Hence, dividend payments on common stocks should be regarded as less secure than income payments on corporate debt securities. Transamerica Flexible Income will consider investment in income-producing common stocks if the yields of common stocks generally become competitive with the yields of other income securities.

EQUITY EQUIVALENTS

In addition to investing in common stocks, the funds may invest in other equity securities and equity equivalents, including securities that permit a fund to receive an equity interest in an issuer, the opportunity to acquire an equity interest in an issuer, or the opportunity to receive a return on its investment that permits the fund to benefit from the growth over time in the equity of an issuer. Examples of equity securities and equity equivalents include preferred stock, convertible preferred stock and convertible debt securities.

Preferred Stocks. Subject to a fund’s investment restrictions, a fund may purchase preferred stocks. Preferred stocks are securities which represent an ownership interest in a corporation and which give the owner a prior claim over common stock on the corporation’s

30

earnings and assets, however preferred stocks are junior to the debt securities of the issuer in those same respects. Preferred stock generally pays quarterly dividends. Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stocks from one another are the dividend rights, which may be cumulative or non-cumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.

The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer’s creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights.

Convertible Securities. Subject to its investment restrictions, a fund may invest in debt securities convertible into or exchangeable for equity securities, or debt securities that carry with them the right to acquire equity securities, as evidenced by warrants attached to such securities or acquired as part of units of the securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. A significant feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so they may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As fixed-income securities, convertible securities tend to provide for a stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities normally pay less current income than securities without conversion features, but add the potential opportunity for capital appreciation from enhanced value for the equity securities into which they are convertible, and the concomitant risk of loss from declines in those values. A convertible security, in addition to providing fixed-income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. However, there can be no assurance of capital appreciation.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

A fund will limit its holdings of convertible debt securities to those that, at the time of purchase, are rated at least B- by S&P or B3 by Moody’s, or, if not rated by S&P or Moody’s, are of equivalent investment quality as determined by the sub-adviser. Except for certain funds, a fund’s investments in convertible debt securities and other high-yield, non-convertible debt securities rated below investment-grade will comprise less than 35% of the fund’s net assets. Debt securities rated below the four highest categories are not considered “investment-grade” obligations. These securities have speculative characteristics and present more credit risk than investment-grade obligations. Equity equivalents also may include securities whose value or return is derived from the value or return of a different security. Depositary receipts are an example of the type of derivative security in which the funds might invest.

Master Limited Partnerships. A fund may invest in Master Limited Partnership (“MLP”) units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. Investing in MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund, the timing of taxable fund distributions and/or the holding period of a fund’s assets.

EVENT-LINKED BONDS

Certain funds may invest a portion of their assets in ‘‘event-linked bonds,’’ which are fixed-income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific ‘‘trigger’’ event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as ‘‘catastrophe bonds.’’ If a trigger event occurs, a fund may lose a portion, or all, of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose a fund to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

COLLATERALIZED DEBT OBLIGATIONS

Certain funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below-investment-grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect a fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly. CDOs may charge management fees and administrative expenses, which are in addition to those of a fund.

31

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of subordinate tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the funds as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed-income securities discussed elsewhere in this SAI and the funds’ prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v)  the CDO’s manager may perform poorly.

REPURCHASE AGREEMENTS

Subject to its investment restrictions, a fund may enter into repurchase agreements. In a repurchase agreement, a fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed-upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed-upon resale price and marked-to-market daily) of the underlying security or collateral.

All repurchase agreements entered into by a fund shall be fully collateralized at all times during the period of the agreement in that the value of the underlying security shall be at least equal to an amount of the loan, including interest thereon, and the fund or its custodian shall have control of the collateral, which the sub-advisers believe will give the applicable fund a valid, perfected security interest in the collateral.

A fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to a fund in connection with bankruptcy proceedings), it is the policy of each fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the sub-adviser for that fund and approved by the Board of Trustees.

Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement.

BORROWINGS

A fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested by the fund’s portfolio managers in other securities or instruments in an effort to increase the fund’s investment returns.

When a fund invests borrowing proceeds in other securities, the fund will be at risk for any fluctuations in the market value of the securities in which the proceeds are invested. Like other leveraging risks, this makes the value of an investment in a fund more volatile and increases the fund’s overall investment exposure. In addition, if a fund’s return on its investment of the borrowing proceeds does not equal or exceed the interest that a fund is obligated to pay under the terms of a borrowing, engaging in these transactions will lower the fund’s return.

A fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its borrowing obligations. This could adversely affect the portfolio managers’ strategy and result in lower fund returns. Interest on any borrowings will be a fund expense and will reduce the value of a fund’s shares.

A fund may borrow on a secured or on an unsecured basis. If a fund enters into a secured borrowing arrangement, a portion of the fund’s assets will be used as collateral. During the term of the borrowing, the fund will remain at risk for any fluctuations in the market value of these assets in addition to any securities purchased with the proceeds of the loan. In addition, a fund may be unable to sell the collateral at a time when it would be advantageous to do so, which could adversely affect the portfolio managers’ strategy and result in lower fund returns. The fund would also be subject to the risk that the lender may file for bankruptcy, become insolvent, or otherwise default on its obligations to return the collateral to the fund. In the event of a default by the lender, there may be delays, costs and risks of loss involved in a fund’s exercising its rights with respect to the collateral or those rights may be limited by other contractual agreements or obligations or by applicable law.

32

The 1940 Act requires a fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that a fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

REVERSE REPURCHASE AGREEMENTS

Subject to its investment restrictions, a fund may enter into reverse repurchase agreements. A reverse repurchase agreement has the characteristics of a secured borrowing by a fund and creates leverage in a fund’s portfolio. In a reverse repurchase transaction, a fund sells a portfolio instrument to another person, such as a financial institution or broker/dealer, in return for cash. At the same time, a fund agrees to repurchase the instrument at an agreed-upon time and at a price that is greater than the amount of cash that the fund received when it sold the instrument, representing the equivalent of an interest payment by the fund for the use of the cash. During the term of the transaction, a fund will continue to receive any principal and interest payments (or the equivalent thereof) on the underlying instruments.

A fund may engage in reverse repurchase agreements as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes. Unless otherwise limited in its prospectus or this SAI, a fund may also engage in reverse repurchase agreements to the extent permitted by its fundamental investment policies in order to raise additional cash to be invested by the fund’s portfolio managers in other securities or instruments in an effort to increase the fund’s investment returns.

During the term of the transaction, a fund will remain at risk for any fluctuations in the market value of the instruments subject to the reverse repurchase agreement as if it had not entered into the transaction. When a fund reinvests the proceeds of a reverse repurchase agreement in other securities, the fund will also be at risk for any fluctuations in the market value of the securities in which the proceeds are invested. Like other leveraging risks, this makes the value of an investment in a fund more volatile and increases the fund’s overall investment exposure. In addition, if a fund’s return on its investment of the proceeds of the reverse repurchase agreement does not equal or exceed the implied interest that it is obligated to pay under the reverse repurchase agreement, engaging in the transaction will lower the fund’s return.

When a fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the fund. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in a fund’s exercising its rights under the agreement, or those rights may be limited by other contractual agreements or obligations or by applicable law.

In addition, a fund may be unable to sell the instruments subject to the reverse repurchase agreement at a time when it would be advantageous to do so, or may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its obligations under a reverse repurchase agreement. This could adversely affect the portfolio managers’ strategy and result in lower fund returns. At the time a fund enters into a reverse repurchase agreement, the fund is required to set aside cash or other appropriate liquid securities in the amount of the fund’s obligation under the reverse repurchase agreement or take certain other actions in accordance with SEC guidelines, which may affect a fund’s liquidity and ability to manage its assets. Although complying with SEC guidelines would have the effect of limiting the amount of fund assets that may be committed to reverse repurchase agreements and other similar transactions at any time, it does not otherwise mitigate the risks of entering into reverse repurchase agreements.

PASS-THROUGH SECURITIES

A fund may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests, which are fully discussed in this SAI. A pass-through security is a share or certificate of interest in a pool of debt obligations that has been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary, which are passed through to purchasers, such as the funds.

WARRANTS AND RIGHTS

Subject to its investment restrictions, a fund may invest in warrants and rights. A warrant is a type of security that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks.

Warrants and rights are subject to the same market risks as common stocks, but may be more volatile in price. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to its expiration date.

TEMPORARY INVESTMENTS

At times a fund’s sub-advisers may judge that conditions in the securities markets make pursuing the fund’s typical investment strategy inconsistent with the best interest of its shareholders. At such times, a sub-adviser may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the fund’s assets. In implementing these defensive strategies, a fund may invest without

33

limit in securities that a sub-adviser believes present less risk to a fund, including equity securities, debt and fixed income securities, preferred stocks, U.S. government and agency obligations, cash or money market instruments, certificates of deposit, demand and time deposits, bankers’ acceptance or other securities a sub-adviser considers consistent with such defensive strategies, such as, but not limited to, options, futures, warrants or swaps. During periods in which such strategies are used, the duration of a fund may diverge from the duration range for that fund disclosed in its prospectus (if applicable). It is impossible to predict when, or for how long, a fund will use these alternative strategies. As a result of using these alternative strategies, a fund may not achieve its investment objective.

CERTAIN OTHER SECURITIES IN WHICH THE FUNDS MAY INVEST

Corporate Debt Securities.  A fund may invest in corporate bonds, notes and debentures of long and short maturities and of various grades, including unrated securities. Corporate debt securities exist in great variety, differing from one another in quality, maturity, and call or other provisions. Lower-grade bonds, whether rated or unrated, usually offer higher interest income, but also carry increased risk of default. Corporate bonds may be secured or unsecured, senior to or subordinated to other debt of the issuer, and, occasionally, may be guaranteed by another entity. In addition, they may carry other features, such as those described under “Convertible Securities” and “Variable or Floating Rate Securities,” or have special features such as the right of the holder to shorten or lengthen the maturity of a given debt instrument, rights to purchase additional securities, rights to elect from among two or more currencies in which to receive interest or principal payments, or provisions permitting the holder to participate in earnings of the issuer or to participate in the value of some specified commodity, financial index, or other measure of value.

Commercial Paper.  Commercial paper refers to short-term unsecured promissory notes issued by commercial and industrial corporations to finance their current operations. Commercial paper may be issued at a discount and redeemed at par, or issued at par with interest added at maturity. The interest or discount rate depends on general interest rates, the credit standing of the issuer, and the maturity of the note, and generally moves in tandem with rates on large CDs and Treasury bills. An established secondary market exists for commercial paper, particularly that of stronger issuers which are rated by Moody’s and S&P. Investments in commercial paper are subject to the risks that general interest rates will rise, that the credit standing and outside rating of the issuer will fall, or that the secondary market in the issuer’s notes will become too limited to permit their liquidation at a reasonable price.

34

International Agency Obligations.  A fund may invest in bonds, notes or Eurobonds of international agencies. Examples are securities issued by the Asian Development Bank, the European Economic Community, and the European Investment Bank. The funds may also purchase obligations of the International Bank for Reconstruction and Development which, while technically not a U.S. government agency or instrumentality, has the right to borrow from the participating countries, including the United States.

Bank Obligations or Savings and Loan Obligations.  Subject to its investment restrictions, a fund may invest in all types of bank obligations, including certificates of deposit, bankers’ acceptances and other debt obligations of commercial banks and certificates of deposit and other debt obligations of savings and loan associations (“S&Ls”). Certificates of deposit are receipts from a bank or an S&L for funds deposited for a specified period of time at a specified rate of return. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. These instruments may be issued by institutions of any size, may be of any maturity, and may be insured or uninsured.

U.S. commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the “FDIC”). U.S. banks organized under state law are supervised and examined by state banking authorities, but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the fund, depending upon the principal amount of CDs of each held by a fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, U.S. branches of U.S. banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

Obligations of foreign branches of U.S. banks, such as CDs and time deposits, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of U.S. banks or U.S. branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of U.S. banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a U.S. bank or about a foreign bank than about a U.S. bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank, in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (a) pledge to the regulator, by depositing assets with a designated bank within the state; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of state branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a U.S. bank. A fund may purchase obligations, or all or a portion of a package of obligations, of smaller institutions that are federally insured, provided the obligation of any single institution does not exceed the then current federal insurance coverage of the obligation.

The quality of bank or savings and loan obligations may be affected by such factors as: (a) location — the strength of the local economy will often affect financial institutions in the region; (b) asset mix — institutions with substantial loans in a troubled industry may be weakened by those loans; and (c) amount of equity capital — under-capitalized financial institutions are more vulnerable when loan losses are suffered. The sub-adviser will evaluate these and other factors affecting the quality of bank and savings and loan obligations purchased by a fund, but the fund is not restricted to obligations or institutions that satisfy specified quality criteria.

Variable- or Floating-Rate Securities. Subject to its investment restrictions, a fund may purchase variable rate securities that provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable and floating-rate securities is ordinarily determined by reference to, or is a percentage of, a bank’s prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure. These securities generally are structured as loans. See the discussion of “Loans” in this SAI.

RECENT MARKET EVENTS

The equity and debt capital markets in the U.S. and internationally have experienced unprecedented volatility. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult for a sub-adviser. These market conditions may continue or get worse.

In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken various steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

35

PORTFOLIO TURNOVER RATE

Changes may be made in a fund’s portfolio consistent with the investment objective and policies of the fund whenever such changes are believed to be in the best interests of the fund and its shareholders, and each fund will be managed without regard to its portfolio turnover rate. The portfolio turnover rates for all of the funds may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemptions of shares. High portfolio turnover rates will generally result in higher transaction costs to a fund, including brokerage commissions, and may have adverse tax consequences.

The portfolio turnover rate for each of the funds is calculated by dividing the lesser of a fund’s purchases or sales of portfolio securities for the year by the monthly average value of the securities. The SEC requires that the calculation exclude all securities whose remaining maturities at the time of acquisition are one year or less. If in any given period, all of a fund’s investments have a remaining maturity of less than one year, the portfolio turnover rate for that period would be equal to zero.

Historical turnover rates are included in the Financial Highlights tables in the prospectus. Certain funds had a significant variation in their portfolio turnover rates over the two most recently completed fiscal years. Sub-adviser transitioning was the significant contributing factor for the following funds: Transamerica Multi-Managed Balanced; Transamerica Small/Mid Cap Value; Transamerica Long/Short Strategy.

DISCLOSURE OF PORTFOLIO HOLDINGS

It is the policy of the funds to protect the confidentiality of their holdings and prevent the selective disclosure of non-public information about the funds’ portfolio holdings. The funds’ service providers are required to comply with this policy. No non-public information concerning the portfolio holdings of the funds may be disclosed to any unaffiliated third party, except as provided below. The Board of Trustees has adopted formal procedures governing compliance with the funds’ policies.

The funds, or their duly authorized service providers, may publicly disclose holdings of all funds in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. A summary or list of a fund’s completed purchases and sales may only be made available after the public disclosure of a fund’s portfolio holdings.

The funds publish all portfolio holdings on a quarterly basis on their website at www.transamericafunds.com approximately 25 days after the end of each calendar quarter. Such information generally remains online for six months or as otherwise consistent with applicable regulations. The day following such publication, the information is deemed to be publicly disclosed for the purposes of the policies and procedures adopted by the funds. The funds may then forward the information to investors and consultants requesting it.

Transamerica Money Market files monthly a schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-MFP. The information filed on Form N-MFP is made available to the public by the SEC 60 days after the end of the month to which the information pertains. A schedule of portfolio holdings for Transamerica Money Market is posted each month to the fund’s website in accordance with Rule 2a-7(c)(12) under the Investment Company Act of 1940, as amended.

There are numerous mutual fund evaluation services and due diligence departments of broker-dealers and wire houses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the funds by these services and departments, the funds may distribute (or authorize their service providers to distribute) portfolio holdings to such services and departments before their public disclosure is required or authorized provided that: (i) the recipient does not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the funds before the portfolio holdings or results of the analysis become public information; and (ii) the recipient signs a written confidentiality agreement. Persons and entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed. Neither the funds nor their service providers receive any compensation from such services and departments. Subject to such departures as the funds’ investment adviser and compliance department believe reasonable and consistent with reasonably protecting the confidentiality of the portfolio information, each confidentiality agreement should provide that, among other things: the portfolio information is the confidential property of the funds (and their service provider, if applicable) and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement. The recipient of the portfolio information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, are: (1) authorized to have access to the portfolio information; and (2) subject to a duty of confidentiality, including duties not to share the non-public information with an unauthorized source and not to trade on non-public information. Upon written request, the recipient agrees to promptly return or destroy, as directed, the portfolio information.

36

The funds (or their authorized service providers) may disclose portfolio information before their public disclosure based on the criteria described above. The frequency with which such information may be disclosed, and the length of the lag, if any, between the disclosure date of the information and the date on which the information is publicly disclosed, varies based on the terms of the applicable confidentiality agreement. The funds currently provide portfolio information to the following entities at the stated frequency as part of ongoing arrangements that include the release of portfolio holdings information in accordance with the policy:

Name	Frequency

Advent Software, Inc.	Daily
Evare	Daily
Morningstar Associates, LLC	Daily
Lipper, Inc.	Quarterly
Thompson Financial, Ltd.	QuarterlyBloomberg	Quarterly

In addition to these ongoing arrangements, the policy permits the release by the funds (or their authorized service providers) of the following information concerning a fund, provided that the information has been publicly disclosed (via the funds’ website or otherwise):

•	Top Ten Holdings. A fund’s top ten holdings and the total percentage of the fund such aggregate holdings represent.

•	Sector Holdings. A fund’s sector information and the total percentage of the fund held in each sector.

•	Other Portfolio Characteristic Data. Any other analytical data with respect to a fund that does not identify any specific portfolio holding.

•

Funds of ETFs.  For any fund whose investments consist solely of shares of ETFs, no sooner than 10 days after the end of a month the names of the ETFs held as of the end of that month and the percentage of the fund’s net assets held in each ETF as of the end of that month.

The Board and an appropriate officer of the investment adviser’s compliance department or the funds’ Chief Compliance Officer (“CCO”) may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information and waive certain requirements. Any exceptions to the policy must be consistent with the purposes of the policy. To the extent required by law, the CCO reports to the Board violations of policies and procedures on disclosure of portfolio holdings.

In addition, separate account and unregistered product clients of TAM, the sub-advisers of the funds, or their respective affiliates generally have access to information regarding the portfolio holdings of their own accounts. Prospective clients may also have access to representative portfolio holdings. These clients and prospective clients are not subject to the portfolio holdings disclosure policies described above. Some of these separate accounts and unregistered product clients have substantially similar or identical investment objectives and strategies to certain funds, and therefore may have substantially similar or nearly identical portfolio holdings as those funds.

COMMODITY EXCHANGE ACT REGISTRATION

The funds are operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the funds, from registration as a “commodity pool operator” with respect to the funds under the Commodity Exchange Act, and therefore, are not subject to registration or regulation with respect to the funds under the Commodity Exchange Act. On February 9, 2012, the CFTC adopted amendments to its rules that, upon effectiveness, may affect the ability of the funds to continue to claim this exclusion. The funds would be limited in their ability to use futures or options on futures or engage in swaps transactions for non-hedging purposes if they continued to claim the exclusion. If the funds were no longer able to claim the exclusion, the funds’ adviser would likely become subject to registration and regulation as a commodity pool operator. The funds and the adviser are continuing to analyze the effect of these rules changes on the funds.

INVESTMENT ADVISORY AND OTHER SERVICES

Transamerica Funds has entered into an Investment Advisory Agreement (“Advisory Agreement”) on behalf of each fund with Transamerica Asset Management, Inc. (“TAM”), located at 570 Carillon Parkway, St. Petersburg, Florida 33716. TAM currently hires sub-advisers to furnish investment advice and recommendations and has entered into sub-advisory agreements with each sub-adviser. TAM also oversees the sub-advisers and monitors the sub-advisers’ buying and selling of portfolio securities and investment performance.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (“Western Reserve”) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON U.S. Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group. AEGON USA Investment Management, LLC is an affiliate of TAM and Transamerica Funds.

Investment Adviser Compensation

TAM receives compensation calculated daily and paid monthly from the funds at the annual rates indicated below (expressed as a specified percentage of the fund’s average daily net assets). The table below lists those percentages by fund.

Fund Name	Percentage of Average Daily Net Assets

Transamerica Flexible Income	0.475% of the first $250 million
0.425% over $250 million up to $350 million
0.40% in excess of $350 million

Transamerica High Yield Bond	0.59% of the first $400 million
0.575% over $400 million up to $750 million
0.55% in excess of $750 million

37

Fund Name	Percentage of Average Daily Net Assets

Transamerica Money Market	0.40%

Transamerica Short-Term Bond	0.55% of the first $250 million
0.50% over $250 million up to $500 million
0.475% over $500 million up to $1 billion
0.45% in excess of $1 billion

Transamerica Managed Futures Strategy	1.10% of the first $500 million
1.05% in excess of $500 million

Transamerica Asset Allocation – Conservative Portfolio	0.10%
Transamerica Asset Allocation – Growth Portfolio	0.10%
Transamerica Asset Allocation – Moderate Growth Portfolio	0.10%
Transamerica Asset Allocation – Moderate Portfolio	0.10%

Transamerica Global Allocation	0.80% of the first $100 million
0.72% in excess of $100 million

Transamerica Large Cap Value	0.80% of the first $250 million
0.775% over $250 million up to $750 million
0.75% over $750 million up to $1 billion
0.65% over $1 billion up to $2 billion
0.625% in excess of $2 billion

Transamerica Global Real Estate Securities	0.80% of the first $250 million
0.775% over $250 million up to $500 million
0.70% over $500 million up to $1 billion
0.65% in excess of $1 billion

Transamerica Global Macro	1.25% of the first $300 million 1.20% in excess of $300 million

Transamerica Commodity Strategy	0.61% of the first $200 million
0.59% over $200 million up to $1 billion
0.56% in excess of $1 billion

Transamerica International Value	0.88% of the first $200 million
0.81% over $200 million up to $500 million
0.77% in excess of $500 million

Transamerica Select Equity	0.80% of the first $200 million 0.74% over $200 million up to $500 million 0.69% over $500 million up to $1 billion 0.67% over $1 billion up to $1.5 billion 0.62% in excess of $1.5 billion

Transamerica Growth	0.80% of the first $250 million 0.775% over $250 million up to $500 million
0.70% over $500 million up to $1 billion
0.675% over $1 billion up to $1.5 billion
0.65% in excess of $1.5 billion

Transamerica Core Bond	0.45% of the first $750 million
0.40% over $750 million up to $1 billion
0.375% in excess of $1 billion

Transamerica International Bond	0.55% of the first $100 million
0.52% over $100 million up to $250 million
0.51% over $250 million up to $500 million
0.50% over $500 million up to $1 billion
0.47% in excess of $1 billion

Transamerica Long/Short Strategy	1.30%

38

Fund Name	Percentage of Average Daily Net Assets

Transamerica Mid Cap Value	0.85% of the first $100 million
0.80% in excess of $100 million

Transamerica Emerging Markets Debt	0.60% of the first $400 million 0.58% in excess of $400 million

Transamerica Bond	0.675% of the first $200 million
0.625% over $200 million up to $750 million
0.575% in excess of $750 million

Transamerica International Equity Opportunities	0.90% of the first $250 million
0.875% over $250 million up to $500 million
0.85% over $500 million up to $1 billion
0.80% in excess of $1 billion

Transamerica Capital Growth	0.80% of the first $500 million
0.675% in excess of $500 million

Transamerica Developing Markets Debt	0.95% of the first $250 million
0.85% over $250 million up to $500 million
0.80% in excess of $500 million

Transamerica Growth Opportunities	0.80% of the first $250 million 0.75% over $250 million up to $500 million 0.70% in excess of $500 million

Transamerica Small Company Growth	0.95% of the first $500 million
0.85% in excess of $500 million

Transamerica Multi-Managed Balanced	0.75% of the first $500 million 0.65% over $500 million up to $1 billion 0.60% in excess of $1 billion

Transamerica Multi-Manager Alternative	0.20% of the first $500 million

Strategies Portfolio	0.19% over $500 million up to $1 billion
0.18% in excess of $1 billion

Transamerica Multi-Manager International Portfolio	0.10%

Transamerica International	1.00% of the first $100 million
0.95% in excess of $100 million

Transamerica Developing Markets Equity	1.20% of the first $50 million
1.15% over $50 million up to $200 million
1.10% over $200 million up to $500 million
1.05% in excess of $500 million

Transamerica Small- & Mid-Cap Value Select	0.95% of the first $100 million 0.90% over $100 million up to $250 million 0.85% over $250 million up to $500 million 0.825% in excess of $500 million

Transamerica Real Return TIPS	0.70% of the first $250 million
0.65% over $250 million up to $750 million
0.60% over $750 million up to $1 billion
0.55% in excess of $1 billion

Transamerica Total Return	0.675% of the first $250 million
0.65% over $250 million up to $750 million
0.60% in excess of $750 million

Transamerica International Small Cap	1.07% of the first $300 million
1.00% in excess of $300 million

Transamerica Small/Mid Cap Value	0.80% of the first $500 million 0.75% in excess of $500 million

39

Fund Name	Percentage of Average Daily Net Assets

Transamerica Tactical Income	0.47% of the first $1 billion
0.45% over $1 billion up to $2 billion
0.43% in excess of $2 billion

Transamerica Value	0.80%

Transamerica International Value Opportunities	1.10% of the first $100 million
1.00% over $100 million up to $300 million
0.95% in excess of $300 million

Transamerica International Equity	0.80% of the first $250 million
0.75% over $250 million up to $500 million
0.725% over $500 million up to $1 billion
0.70% in excess of $1 billion

Transamerica Arbitrage Strategy	1.05% of the first $50 million 1.00% in excess of $50 million

Transamerica Diversified Equity	0.73% for the first $500 million 0.70% over $500 million up to $2.5 billion 0.65% in excess of $2.5 billion

Transamerica Emerging Markets	1.15% of the first $300 million
1.10% in excess of $300 million

Transamerica Quality Value	0.70% of the first $1 billion 0.675% in excess of $1 billion

40

Advisory Agreement

For each fund, the duties and responsibilities of the investment adviser are specified in the fund’s Advisory Agreement. Pursuant to the Advisory Agreement for each fund, TAM, subject to the supervision of the Trustees and in conformity, with the stated policies of the funds, manages the operations of each fund. TAM is authorized to enter into sub-advisory agreements for investment advisory services in connection with the management of each fund. TAM continues to have responsibility for all investment advisory services furnished pursuant to all sub-advisory agreements.

The Advisory Agreement is not assignable and may be terminated without penalty upon 60 days’ written notice at the option of either the fund, TAM or by a vote of shareholders of each fund. The Advisory Agreement provides that it can be continued from year to year so long as such continuance is specifically approved annually (a) by the Board of Trustees or by a majority of the outstanding shares of each fund and (b) by a majority vote of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party cast in person at a special meeting called for such purposes.

The Advisory Agreement also provides that TAM shall not be liable to the funds or to any shareholder for any error of judgment or mistake of law or for any loss suffered by a fund or by any shareholder in connection with matters to which the Advisory Agreement relates, except for a breach of fiduciary duty or a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of TAM in the performance of its duties thereunder.

Each fund pays its allocable share of the fees and expenses of a fund’s non-interested trustees, custodian and transfer agent fees, brokerage commissions and all other expenses in connection with the execution of its portfolio transactions, administrative, clerical, recordkeeping, bookkeeping, legal, auditing and accounting expenses, interest and taxes, expenses of preparing tax returns, expenses of shareholders’ meetings and preparing, printing and mailing proxy statements (unless otherwise agreed to by the funds or TAM), expenses of preparing and typesetting periodic reports to shareholders (except for those reports the funds permit to be used as sales literature), and the costs, including filing fees, of renewing or maintaining registration of fund shares under federal and state law.

Expense Limitation

TAM has entered into an expense limitation agreement with Transamerica Funds on behalf of certain funds, pursuant to which TAM has agreed to reimburse a fund’s expenses or waive fees, or both, whenever, in any fiscal year, the total cost to a fund of normal operating expenses chargeable to the fund, including the investment advisory fee but excluding brokerage commissions, interest, dividend and interest expenses related to short sales, taxes and 12b-1 fees, extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the fund’s business, and “acquired fund fees and expenses” (as this term is defined for regulatory purposes), exceeds a certain percentage of the fund’s average daily net assets. That percentage is listed by fund in the following table, as specified for that fund (“expense cap”). Certain funds may at a later date reimburse TAM for operating expenses previously paid on behalf of such funds during the previous 36 months (“36-month reimbursement"), but only if, after such reimbursement, the funds’ expense ratios do not exceed the expense cap. The agreement continues automatically for one-year terms unless TAM provides written notice to Transamerica Funds prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Advisory Agreement. The funds currently included in the agreement are listed as follows:

Funds included in the 36-month reimbursement arrangements:

Transamerica Flexible Income	Transamerica Bond
Transamerica High Yield Bond	Transamerica Capital Growth
Transamerica Money Market	Transamerica Developing Markets Debt
Transamerica Short-Term Bond	Transamerica Growth Opportunities
Transamerica Managed Futures Strategy	Transamerica Small Company Growth
Transamerica Asset Allocation – Conservative Portfolio	Transamerica Multi-Managed Balanced
Transamerica Asset Allocation – Growth Portfolio	Transamerica Multi-Manager International Portfolio
Transamerica Multi-Manager Alternative Strategies Portfolio
Transamerica Asset Allocation – Moderate Growth Portfolio	Transamerica International
Transamerica Asset Allocation – Moderate Portfolio	Transamerica Developing Markets Equity
Transamerica Global Allocation	Transamerica Small- & Mid-Cap Value Select
Transamerica Large Cap Value	Transamerica International Small Cap
Transamerica Global Micro	Transamerica Small/Mid Cap Value
Transamerica Commodity Strategy	Transamerica Tactical Income
Transamerica International Value	Transamerica Value
Transamerica Select Equity	Transamerica International Value Opportunities
Transamerica Core Bond	Transamerica International Equity
Transamerica International Bond	Transamerica Arbitrage Strategy
Transamerica Long/Short Strategy	Transamerica Diversified Equity
Transamerica Mid Cap Value	Transamerica Emerging Markets
Transamerica Emerging Markets Debt	Transamerica Quality Value

41

The applicable expense caps for each of the funds are listed in the following table.

Fund Name	Expense Cap CLASS A, B, C, I, I2, R and T
Transamerica Flexible Income	1.00%†
Transamerica High Yield Bond	0.95%
Transamerica Money Market	0.48%
Transamerica Short-Term Bond	0.85%†
Transamerica Managed Futures Strategy	1.45%
Transamerica Asset Allocation – Conservative Portfolio	0.45%
Transamerica Asset Allocation – Growth Portfolio	0.45%
Transamerica Asset Allocation – Moderate Growth Portfolio	0.45%
Transamerica Asset Allocation – Moderate Portfolio	0.45%
Transamerica Global Allocation	1.00%
Transamerica Large Cap Value	1.00%
Transamerica Global Real Estate Securities	N/A
Transamerica Global Macro	1.65%
Transamerica Commodity Strategy	1.00%
Transamerica International Value	1.13%
Transamerica Select Equity	0.90%
Transamerica Growth	N/A
Transamerica Core Bond	0.70%
Transamerica International Bond	0.75%
Transamerica Long/Short Strategy	1.65%
Transamerica Mid Cap Value	1.05%
Transamerica Emerging Markets Debt	1.00%
Transamerica Bond	0.88%
Transamerica International Equity Opportunities	N/A
Transamerica Capital Growth	1.20%
Transamerica Developing Markets Debt	1.15%
Transamerica Growth Opportunities	1.40%
Transamerica Small Company Growth	1.15%
Transamerica Multi-Managed Balanced	1.45%
Transamerica Multi-Manager Alternative Strategies Portfolio	0.55%
Transamerica Multi-Manager International Portfolio	0.45%
Transamerica International	1.25%
Transamerica Developing Markets Equity	1.45%
Transamerica Small- & Mid-Cap Value Select	1.15%
Transamerica Real Return TIPS	N/A
Transamerica Total Return	N/A
Transamerica International Small Cap	1.27%
Transamerica Small/Mid Cap Value	1.25%
Transamerica Tactical Income	0.67%†
Transamerica Value	1.00%
Transamerica International Value Opportunities	1.35%
Transamerica International Equity	1.15%
Transamerica Arbitrage Strategy	1.25%
Transamerica Diversified Equity	1.17%
Transamerica Emerging Markets	1.40%
Transamerica Quality Value	1.00%

†

The Investment Adviser has agreed to further reduce Fund Operating Expenses by waiving 0.05% of the 0.30% 12b-1 fee for one year through March 1, 2013, as applicable to Class A shares of Transamerica Flexible Income, Transamerica Short-Term Bond and Transamerica Tactical Income.

42

Total Advisory Fees Paid by the Funds

The following table sets forth the total amounts the funds paid to TAM, and reimbursements by TAM to the funds, if any, for the fiscal years ended October 31, 2011, 2010 and 2009.

	Advisory Fee After Expense Reimbursement October 31			Expense Reimbursements October 31
Fund Name	2011	2010	2009	2011	2010	2009
Transamerica Flexible Income	$1,182,576	$1,331,484	$1,039,057	$0	$0	$0
Transamerica High Yield Bond	$4,211,156	$3,507,606	$2,703,457	$68,940	$49,928	$0
Transamerica Money Market	$(483,450)	$(352,932)	$423,492	$1,320,127	$1,388,841	$739,760
Transamerica Short-Term Bond	$13,384,629	$10,273,389	$4,074,253	$0	$854,946	$490,618
Transamerica Managed Futures Strategy(1)	$2,781,873	$210,665	N/A	$0	$0	N/A
Transamerica Asset Allocation – Conservative Portfolio	$1,204,564	$1,093,422	$793,107	$0	$0	$0
Transamerica Asset Allocation – Growth Portfolio	$1,624,421	$1,583,573	$1,363,628	$0	$0	$0
Transamerica Asset Allocation – Moderate Growth Portfolio	$3,237,849	$3,096,781	$2,630,950	$0	$0	$0
Transamerica Asset Allocation – Moderate Portfolio	$2,274,988	$2,090,465	$1,656,957	$0	$0	$0
Transamerica Global Allocation	$3,571,626	$3,422,074	$2,983,807	$0	$0	$0
Transamerica Large Cap Value	$5,005,005	$5,401,565	$3,579,172	$0	$0	$0
Transamerica Global Real Estate Securities	$2,003,604	$2,457,904	$1,784,281	$0	$0	$0
Transamerica Quadrant Global Macro	$1,836,534	$1,642,139	$1,477,872	$0	$0	$0
Transamerica Commodity Strategy	$1,088,737	$1,090,120	$721,398	$0	$0	$0
Transamerica International Value	$2,170,845	$2,595,726	$2,147,626	$0	$0	$0
Transamerica Select Equity(2)	$768,282	N/A	N/A	$0	N/A	N/A
Transamerica Growth	$5,886,999	$5,678,527	$2,260,275	$0	$0	$0
Transamerica Core Bond(3)	$5,795,829	$3,356,331	$292,334	$0	$0	$0
Transamerica International Bond	$1,926,077	$3,078,272	$3,543,411	$0	$0	$0
Transamerica Long/Short Strategy	$1,506,113	$1,386,298	$1,304,256	$0	$0	$0
Transamerica Mid Cap Value	$1,433,020	$1,431,160	$1,256,880	$0	$0	$0
Transamerica Emerging Markets Debt(2)	$57,769	N/A	N/A	$35,942	N/A	N/A
Transamerica Bond	$3,579,624	$3,978,472	$4,252,892	$0	$0	$0
Transamerica International Equity Opportunities	$4,571,322	$3,875,089	$1,753,906	$0	$0	$0
Transamerica Capital Growth	$1,383,440	$899,969	$412,475	$74,479	$147,960	$114,113
Transamerica Developing Markets Debt	$2,807,617	$3,142,324	$3,215,178	$0	$0	$0
Transamerica Growth Opportunities	$2,888,313	$2,263,419	$995,979	$0	$124,788	$272,999
Transamerica Small Company Growth	$1,914,614	$1,499,386	$758,188	$0	$0	$0
Transamerica Multi-Managed Balanced	$2,386,089	$2,114,310	$727,713	$459,452	$500,430	$0
Transamerica Multi-Manager Alternative Strategies Portfolio	$717,096	$479,487	$366,494	$0	$0	$0
Transamerica Multi-Manager International Portfolio	$320,577	$297,356	$236,001	$5,507	$7,410	$0
Transamerica International	$5,313,085	$4,854,219	$3,137,089	$0	$0	$0
Transamerica Developing Markets Equity	$6,655,211	$5,793,977	$4,193,933	$0	$0	$0
Transamerica Small- & Mid-Cap Value Select	$2,852,012	$2,634,164	$2,076,086	$0	$0	$0
Transamerica Real Return TIPS	$5,532,708	$5,710,854	$4,529,651	$0	$0	$0
Transamerica Total Return	$4,046,086	$3,891,239	$3,549,508	$0	$0	$0
Transamerica International Small Cap	$5,533,406	$5,579,606	$2,234,412	$0	$0	$0
Transamerica Small/Mid Cap Value	$5,205,404	$3,761,596	$2,442,042	$0	$0	$0
Transamerica Tactical Income(4)	$0	N/A	N/A	$0	N/A	N/A
Transamerica Value	$3,121,610	$3,373,850	$2,938,980	$0	$0	$0
Transamerica International Value Opportunities	$7,017,176	$6,169,226	$2,392,447	$0	$0	$0
Transamerica International Equity(5)	$849,492	N/A	N/A	$36	N/A	N/A
Transamerica Arbitrage Strategy(6)	$327,417	N/A	N/A	$60,516	N/A	N/A
Transamerica Diversified Equity(7)	$4,573,928	$4,084,218	N/A	$1,290,649	$891,210	N/A
Transamerica Emerging Markets	$4,723,372	$3,015,161	$1,231,045	$0	$9,631	$33,863
Transamerica Quality Value(8)	$8,089,903	N/A	N/A	$0	N/A	N/A

(1)	Transamerica Managed Futures Strategy commenced operations on September 30, 2010, and as such, there is no historical fee information for the fiscal year ended October 31, 2009.
(2)

Transamerica Select Equity and Transamerica Emerging Markets Debt commenced operations on August 31, 2011, and as such, there is no historical fee information for the fiscal years ended October 31, 2009 and October 31, 2010.

43

(3)	Transamerica Core Bond commenced operations on July 1, 2009.
(4)

Transamerica Tactical Income commenced operations on October 31, 2011, and as such, there is no historical fee information for the fiscal years ended October 31, 2009, October 31, 2010 and October 31, 2011.

(5)	Transamerica International Equity commenced operations on March 1, 2011, and as such, there is no historical fee information for the fiscal years ended October 31, 2009 and October 31, 2010.
(6)	Transamerica Arbitrage Strategy commenced operations on May 1, 2011, and as such, there is no historical fee information for the fiscal years ended October 31, 2009 and October 31, 2010.
(7)	Transamerica Diversified Equity commenced operations on November 13, 2009, and as such, there is no historical fee information for the fiscal year ended October 31, 2009.
(8)	Transamerica Quality Value commenced operations on November 15, 2010, and as such, there is no historical fee information for the fiscal years ended October 31, 2009 and October 31, 2010.

Organization and Management of Subsidiary (Transamerica Managed Futures Strategy, Transamerica Global Allocation and Transamerica Commodity Strategy)

As discussed in "Other Investment Policies and Practices of the Funds” above, each of Transamerica Managed Futures Strategy, Transamerica Global Allocation and Transamerica Commodity Strategy may invest up to 25% of its total assets in its Subsidiary. Each Subsidiary is a company organized under the laws of the Cayman Islands, whose registered office is located at the offices of Maples Corporate Services Limited, Cayman Islands. Each Subsidiary's affairs are overseen by a board consisting of one director, John K. Carter. Mr. Carter is also a trustee and officer of the funds and an officer of TAM, and his biography is listed below.

Each Subsidiary has entered into a separate investment advisory agreement with TAM, and TAM has entered into a sub-advisory agreement with the applicable sub-adviser. Each advisory and sub-advisory agreement will continue in effect for two years, and thereafter shall continue in effect from year to year provided such continuance is specifically approved at least annually (i) by the Trustees of the fund or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (ii) in either event, by a majority of the Independent Trustees of the fund, with such Independent Trustees casting votes in person at a meeting called for such purpose. The Trustees' approval of and the terms, continuance and termination of the advisory and sub-advisory agreements are governed by the 1940 Act.

Under its investment advisory agreement, each Subsidiary will pay an advisory fee to TAM with respect to the assets invested in the Subsidiary that is the same, as a percentage of net assets, as the advisory fee paid by its parent fund. Under each respective sub-advisory agreement, TAM will pay the sub-adviser a sub-advisory fee with respect to the assets invested in the Subsidiary that is the same, as a percentage of net assets, as the sub-advisory fee paid by TAM with respect to the parent fund. TAM has contractually agreed to waive its advisory fee with respect to each fund in an amount equal to the advisory fee paid by the applicable Subsidiary.

CONFLICTS OF INTEREST

TAM and its affiliates, directors, officers, employees and personnel (collectively, for purposes of this section, “Transamerica”), including the entities and personnel who may be involved in the management, operations or distribution of the Transamerica Funds (for purposes of this section, the “Funds”), are engaged in a variety of businesses and have interests other than that of managing the Funds. The broad range of activities and interests of Transamerica gives rise to actual, potential and perceived conflicts of interest that could affect the Funds and their shareholders.

Transamerica manages or advises other funds and products in addition to the Funds (collectively, the “Other Accounts”). In some cases Transamerica oversees sub-advisers who perform the day-to-day management of the Other Accounts, and in other cases Transamerica itself performs the day-to-day management. Certain Other Accounts have investment objectives similar to those of the Funds and/or engage in transactions in the same types of securities and instruments as the Funds. Such transactions could affect the prices and availability of the securities and instruments in which a Fund invests, and could have an adverse impact on the Fund’s performance. Other Accounts may buy or sell positions while the Funds are undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the Funds. A position taken by Transamerica, on behalf of one or more Other Accounts, may be contrary to a position taken on behalf of a Fund or may be adverse to a company or issuer in which the Fund has invested.

The results of the investment activities of the Funds may differ significantly from the results achieved for Other Accounts. Transamerica may give advice, and take action, with respect to any current or future Other Accounts that may compete or conflict with advice TAM may give to, or actions TAM may take for, the Funds. Transamerica may receive more compensation with respect to certain Other Accounts than that received with respect to the Funds or may receive compensation based on the performance of certain Other Accounts. Transamerica personnel may have greater economic and other interests in certain Other Accounts promoted or managed by such personnel as compared to the Funds.

Transamerica and other financial service providers have conflicts associated with their promotion of the Funds or other dealings with the Funds that would create incentives for them to promote the Funds. Transamerica may directly or indirectly receive a portion of the fees and commissions charged to the Funds or their shareholders. Transamerica will also benefit from increased amounts of assets under management. This differential in compensation may create a financial incentive on the part of Transamerica to recommend the Funds over other accounts or products or to effect transactions differently in the Funds as compared to other accounts or products. Transamerica has an interest in increasing Fund assets, including in circumstances when that may not be in the Funds’ or their shareholders’ interests.

Transamerica and/or the Funds’ sub-advisers (or their affiliates), out of their past profits and other available sources, provide cash payments or non-cash compensation to brokers and other financial intermediaries to promote the distribution of the Funds and Other Accounts or the variable insurance contracts that invest in certain Other Accounts. These arrangements are sometimes referred to as “revenue sharing” arrangements. The amount of revenue sharing payments is substantial and may be substantial to any given recipient.

44

The presence of these payments and the basis on which an intermediary compensates its registered representatives or salespersons may create an incentive for a particular intermediary, registered representative or salesperson to highlight, feature or recommend the Funds or Other Accounts, at least in part, based on the level of compensation paid. Revenue sharing payments benefit Transamerica to the extent the payments result in more assets being invested in the Funds and Other Accounts on which fees are being charged.

Certain Other Accounts are offered as investment options through variable insurance contracts offered and sold by Transamerica insurance companies. TAM also acts as an investment adviser with respect to an asset allocation program offered for use in certain variable insurance contracts issued by Transamerica insurance companies. The performance of the Other Accounts and/or asset allocation models may impact Transamerica’s financial exposure under guarantees that the Transamerica insurance companies provide as issuers of the variable insurance contracts. TAM’s investment decisions may be influenced by these factors. For example, Transamerica may benefit if the Other Accounts or the models are managed or designed in a more conservative fashion to help reduce potential losses and/or mitigate financial risks to which the Transamerica insurance companies are subject by virtue of the guarantees. In addition, certain asset allocation models may include Other Accounts as investment options, and Transamerica will receive more revenue if TAM selects such Other Accounts to be included in the models.

TAM serves as investment adviser to certain funds of funds that invest in affiliated underlying funds, unaffiliated underlying funds, or a combination of both. Certain of the funds of funds are underlying investment options for Transamerica insurance products. TAM and/or the fund of funds’ sub-adviser will receive more revenue when it selects an affiliated fund rather than an unaffiliated fund for inclusion in a fund of funds. This conflict may provide an incentive for TAM to include affiliated funds as investment options for funds of funds and to cause investments by funds of funds in affiliated funds that perform less well than unaffiliated funds. The inclusion of affiliated funds will also permit TAM and/or the sub-adviser to make increased revenue sharing payments, including to Transamerica. The affiliates of certain underlying unaffiliated funds also make revenue sharing payments to Transamerica. Such payments are generally made in exchange for distribution services provided to the fund of funds, but may also be compensation for services provided to investors.

TAM may have a financial incentive to propose certain changes to the Funds or Other Accounts. TAM may, from time to time, recommend a change in sub-adviser or a fund combination. Transamerica will benefit to the extent that an affiliated sub-adviser replaces an unaffiliated sub-adviser or additional assets are combined into a Fund or Other Account having a higher advisory fee and/or that is sub-advised by an affiliate of TAM. TAM will also benefit to the extent that it recommends replacing a sub-adviser with a new sub-adviser with a lower sub-advisory fee. TAM has a fiduciary duty to act in the best interests of a Fund or Other Account and its shareholders when recommending to the Board the appointment of or continued service of an affiliated sub-adviser for a Fund or Other Account or a fund combination. Moreover, TAM's “manager of managers” exemptive order from the SEC requires fund shareholder approval of any sub-advisory agreement appointing an affiliated sub-adviser as the sub-adviser to a fund (in the case of a new fund, the initial sole shareholder of the fund, typically an affiliate of Transamerica, may provide this approval).

TAM and Thompson, Siegel & Walmsley LLC (“TS&W”) have entered into an agreement under which TAM has agreed that, under certain circumstances, it will pay to TS&W a specified amount if the TS&W sub-advisory agreement for Transamerica International Equity is terminated prior to March 1, 2014. TAM has also agreed, subject to its fiduciary duties as adviser to the fund, that it will not, prior to March 1, 2014, recommend (i) the termination of the TS&W sub-advisory agreement without cause or (ii) the addition of another sub-adviser unless the assets of the fund reach $5 billion or more. The fund is not a party to the agreement, and the agreement is not binding upon the fund or the fund’s Board. However, these arrangements present certain conflicts of interest because TAM has a financial incentive to support the continuation of the TS&W sub-advisory agreement for as long as the arrangements remain in effect.

SUB-ADVISERS

AEGON USA Investment Management, LLC (“AUIM”), located at 4333 Edgewood Rd NE, Cedar Rapids, IA 52499, serves as sub-adviser to Transamerica Flexible Income, Transamerica High Yield Bond, Transamerica Money Market, Transamerica Short-Term Bond and Transamerica Tactical Income pursuant to a sub-advisory agreement with TAM.

AQR Capital Management, LLC (“AQR”), Two Greenwich Plaza, 3rd Floor, Greenwich, CT 06830, serves as sub-adviser to Transamerica Managed Futures Strategy pursuant to a sub-advisory agreement with TAM.

BlackRock Financial Management, Inc. (“BlackRock”), located at 55 East 52nd Street, New York, NY 10055, serves as co-sub-adviser to Transamerica Multi-Managed Balanced pursuant to a sub-advisory agreement with TAM.

BlackRock Investment Management, LLC (“BlackRock”), located at 1 University Square Drive, Princeton, NJ 08540-6455, serves as sub-adviser to Transamerica Global Allocation and Transamerica Large Cap Value pursuant to a sub-advisory agreement with TAM.

CBRE Clarion Securities LLC (“Clarion”), located at 201 King of Prussia Road, Suite 600 Radnor, PA 19087, serves as sub-adviser to Transamerica Global Real Estate Securities pursuant to a sub-advisory agreement with TAM.

First Quadrant, L.P. (“First Quadrant”), located at 800 E. Colorado Blvd., Suite 900, Pasadena, CA 91101, serves as sub-adviser to Transamerica Global Macro pursuant to a sub-advisory agreement with TAM.

Goldman Sachs Asset Management, L.P. (“GSAM”), 200 West Street, New York, NY 10282, serves as sub-adviser to Transamerica Commodity Strategy pursuant to a sub-advisory agreement with TAM.

Hansberger Global Investors, Inc. (“Hansberger”), located at 401 East Las Olas Blvd., Suite 1700, Ft. Lauderdale, FL 33301, serves as sub-adviser to Transamerica International Value pursuant to a sub-advisory agreement with TAM.

Institutional Capital LLC (“ICAP”), located at 225 West Wacker Drive, Suite 2400, Chicago, IL 60606 serves as sub-adviser to Transamerica Select Equity pursuant to a sub-advisory agreement with TAM.

45

Jennison Associates LLC (“Jennison”), located at 466 Lexington Avenue, New York, NY 10017, serves as sub-adviser to Transamerica Growth pursuant to a sub-advisory agreement with TAM.

J.P. Morgan Investment Management Inc. (“JPMorgan”), located at 270 Park Avenue, New York, NY 10017, serves as sub-adviser to Transamerica Core Bond, Transamerica International Bond, Transamerica Long/Short Strategy and Transamerica Mid Cap Value pursuant to a sub-advisory agreement with TAM. JPMorgan also serves as co-sub-adviser to Transamerica Multi-Managed Balanced pursuant to a sub-advisory agreement with TAM.

Logan Circle Partners, LP (“Logan Circle”), located at 1717 Arch Street, Suite 1500, Philadelphia, PA 19103 serves as sub-adviser to Transamerica Emerging Markets Debt pursuant to a sub-advisory agreement with TAM.

Loomis, Sayles & Company, L.P. (“Loomis”), located at One Financial Center, Boston, MA 02111, serves as sub-adviser to Transamerica Bond pursuant to a sub-advisory agreement with TAM.

MFS Investment Management (“MFS”), located at 500 Boylston Street, Boston, MA 02116, serves as sub-adviser to Transamerica International Equity Opportunities pursuant to a sub-advisory agreement with TAM. MFS is a subsidiary of SunLife of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company).

Morgan Stanley Investment Management Inc. (“MSIM”), located at 522 Fifth Avenue, New York, NY 10036, serves as sub-adviser to Transamerica Capital Growth, Transamerica Developing Markets Debt, Transamerica Growth Opportunities and Transamerica Small Company Growth pursuant to a sub-advisory agreement with TAM.

Neuberger Berman Management LLC (“Neuberger Berman”), located at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180, serves as sub-adviser to Transamerica International pursuant to a sub-advisory agreement with TAM.

OppenheimerFunds, Inc. (“Oppenheimer”), located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, NY 10281-1008, serves as sub-adviser to Transamerica Developing Markets Equity and Transamerica Small- & Mid-Cap Value Select pursuant to sub-advisory agreements with TAM.

Pacific Investment Management Company LLC (“PIMCO”), located at 840 Newport Center Drive, Newport Beach, CA 92660, serves as sub-adviser to Transamerica Real Return TIPS and Transamerica Total Return and pursuant to sub-advisory agreements with TAM.

Schroder Investment Management North America Inc. (“Schroders”), located at 875 Third Avenue, 22nd Floor, New York, NY 10022-6225, serves as sub-adviser to Transamerica International Small Cap pursuant to a sub-advisory agreement with TAM.

Systematic Financial Management L.P. (“Systematic”), located at 300 Frank W. Burr Blvd., Glenpointe East, 7th Floor, Teaneck, NJ 07666, serves as sub-adviser to Transamerica Small/Mid Cap Value pursuant to a sub-advisory agreement with TAM.

Third Avenue Management LLC (“Third Avenue”), located at 622 Third Avenue, 31st Floor, New York, NY 10017-2023, serves as sub-adviser to Transamerica Value pursuant to a sub-advisory agreement with TAM.

Thompson, Siegel & Walmsley LLC (“TS&W”), located at 6806 Paragon Place, Suite 300, Richmond, VA 23230, serves as sub-adviser to Transamerica International Equity pursuant to a sub-advisory agreement with TAM.

Thornburg Investment Management, Inc. (“Thornburg”), located at 2300 North Ridgetop Road, Santa Fe, NM 87506, serves as sub-adviser to Transamerica International Value Opportunities pursuant to a sub-advisory agreement with TAM.

Water Island Capital, LLC (“WIC”), located at 41 Madison Avenue, 42nd Floor, New York, NY 10010, serves as sub-adviser to Transamerica Arbitrage Strategy pursuant to a sub-advisory agreement with TAM.

Wellington Management Company, LLP (“Wellington Management”), located at 280 Congress Street, Boston, MA 02210, serves as sub-adviser to Transamerica Diversified Equity, Transamerica Emerging Markets and Transamerica Quality Value pursuant to a sub-advisory agreement with TAM.

The sub-advisers may also serve as sub-advisers to certain portfolios of Transamerica Series Trust (“TST”) and Transamerica Partners Portfolios (“TPP”), registered investment companies. They may be referred to herein collectively as the “sub-advisers” and individually as a “sub-adviser.”

TAM, and not the funds, pays the sub-advisers for their services. Each sub-adviser receives monthly compensation from TAM at the annual rate of a specified percentage, indicated below, of a fund’s average daily net assets:

Fund Name	Sub-Adviser	Sub-Advisory Fee

Transamerica Flexible Income	AUIM	0.175% of the first $250 million 0.125% over $250 million up to $350 million 0.0875% in excess of $350 million, less 50% of any amount reimbursed pursuant to the fund’s expense limitation
Transamerica High Yield Bond	AUIM	0.28% of the first $400 million 0.25% over $400 million up to $750 million 0.20% in excess of $750 million[1]

46

Fund Name	Sub-Adviser	Sub-Advisory Fee

Transameric Money Market	AUIM	0.15%
Transamerica Short-Term Bond	AUIM	0.25% of the first $250 million 0.20% over $250 million up to $500 million 0.175% over $500 up to $1 billion 0.15% in excess of $1 billion[2]
Transamerica Managed Futures Strategy	AQR	0.65% of the first $500 million 0.55% over $500 million up to $700 million 0.50% in excess of $700 million
Transamerica Global Allocation	BlackRock	0.44% of the first $100 million 0.32% in excess of $100 million
Transamerica Large Cap Value	BlackRock	0.35% of the first $250 million 0.325% over $250 million up to $750 million 0.30% over $750 million up to $1 billion 0.25% in excess of $1 billion[1]
Transamerica Global Real Estate Securities	Clarion

0.40% of the first $250 million

0.375% over $250 million up to $500 million

0.35% over $500 million up to $1 billion

0.30% in excess of $1 billion, less 50% of any amount reimbursed pursuant to the fund’s expense limitation

Transamerica Global Macro	First Quadrant	0.75%
Transamerica Commodity Strategy	GSAM	0.25% of the first $200 million 0.23% over $200 million up to $1 billion 0.20% in excess of $1 billion
Transamerica International Value	Hansberger	0.45% of the first $200 million 0.36% over $200 million up to $500 million 0.32% in excess of $500 million
Transamerica Select Equity	ICAP	0.30% of the first $500 million 0.25% over $500 million up to $1.5 billion 0.20% in excess of $1.5 billion
Transamerica Growth	Jennison	0.40% of the first $250 million 0.35% over $250 million up to $500 million 0.30% over $500 million up to $1 billion 0.25% over $1 billion up to $1.5 billion 0.22% in excess of $1.5 billion[3]
Transamerica Core Bond	JPMorgan	0.20% of the first $750 million 0.175% over $750 million up to $1 billion 0.15% in excess of $1 billion
Transamerica International Bond	JPMorgan	0.20% of the first $100 million 0.17% over $100 million up to $250 million 0.16% over $250 million up to $500 million 0.15% over $500 million $1 billion 0.12% in excess of $1 billion
Transamerica Long/Short Strategy	JPMorgan	0.90%
Transamerica Mid Cap Value	JPMorgan	0.40%
Transamerica Emerging Markets Debt	Logan Circle	0.22% of the first $250 million 0.19% over $250 million up to $400 million 0.18% in excess of $400 million
Transamerica Bond	Loomis	0.325% of the first $200 million 0.30% over $200 million up to $750 million 0.275% in excess of $750 million
Transamerica International Equity Opportunities	MFS	0.45% of the first $250 million 0.425% over $250 million up to $500 million 0.40% over $500 million up to $1 billion 0.375% in excess of $1 billion[1]
Transamerica Capital Growth	MSIM	0.30%[1]
Transamerica Developing Markets Debt	MSIM	0.45% of the first $250 million 0.35% in excess of $250 million
Transamerica Growth Opportunities	MSIM	0.40% of the first $1 billion 0.375% in excess of $1 billion[1]
Transamerica Small Company Growth	MSIM	0.45% of the first $500 million 0.40% in excess of $500 million
Transamerica Multi-Managed Balanced	BlackRock JPMorgan	0.12% of the first $1 billion 0.05% in excess of $1 billion 0.25%[4]

47

Fund Name	Sub-Adviser	Sub-Advisory Fee

Transamerica International	Neuberger Berman	0.50% of the first $100 million 0.45% in excess of $100 million
Transamerica Developing Markets Equity	Oppenheimer	0.70% of the first $50 million 0.65% over $50 million up to $200 million 0.60% over $200 million up to $500 million 0.55% in excess of $500 million
Transamerica Small- & Mid-Cap Value Select	Oppenheimer	0.40% of the first $250 million 0.375% over $250 up to $500 million 0.35% in excess of $500 million
Transamerica Real Return TIPS	PIMCO	0.25% of the first $1 billion 0.20% in excess of $1 billion[5]
Transamerica Total Return	PIMCO	0.25% of the first $1 billion 0.225% in excess of $1 billion, only when PIMCO sub-advised assets exceed $3 billion on an aggregate basis[5]
Transamerica International Small Cap	Schroders	0.60% of the first $300 million 0.55% in excess of $300 million
Transamerica Small/Mid Cap Value	Systematic	0.45% of the first $100 million 0.40% over $100 million up to $350 million 0.35% over $350 up to $1 billion 0.30% in excess of $1 billion[1]
Transamerica Tactical Income	AUIM	0.07% of the first $250 million 0.06% over $250 million up to $500 million 0.05% over $500 million up to $1.5 billion 0.04% over $1.5 billion up to $2.5 billion 0.03% in excess of $2.5 billion
Transamerica Value	Third Avenue	0.40%
Transamerica International Value Opportunities	Thornburg	0.425% of the first $500 million 0.40% in excess of $500 million[6]
Transamerica International Equity	TS&W	0.40% of the first $250 million 0.35% over $250 million up to $500 million 0.325% over $500 up to $1 billion 0.30% in excess of $1 billion
Transamerica Arbitrage Strategy	WIC	0.55% of the first $50 million 0.50% in excess of $50 million
Transamerica Diversified Equity	Wellington Management	0.28% of the first $2 billion 0.25% over $2 billion up to $5 billion 0.225% in excess of $5 billion[7]
Transamerica Emerging Markets	Wellington Management	0.70%
Transamerica Quality Value	Wellington Management	0.25% of the first $1 billion 0.225% in excess of $1 billion

[1]	The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with similar mandates of TST.
[2]

The sub-adviser has voluntarily agreed to waive its sub-advisory fees to 0.20% of the first $250 million of average daily net assets; 0.15% of average daily net assets over $250 million up to $500 million; 0.125% of average daily net assets over $500 million up to $1 billion; 0.10% of average daily net assets in excess of $1 billion.

[3]

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica Growth, Transamerica Growth VP and the portion of the assets of Transamerica Partners Large Growth Portfolio that are sub-advised by Jennison.

[4]	The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with similar mandates of TST and TPP managed by JPMorgan.
[5]

For the purpose of determining the $3 billion aggregate assets, the average daily net assets will be determined on a combined basis with Transamerica Total Return, Transamerica PIMCO Total Return VP, Transamerica Real Return TIPS and Transamerica PIMCO Real Return TIPS VP. If aggregate assets exceed $3 billion, then the calculation of sub-advisory fees will be based on the combined average daily net assets of Transamerica Total Return and Transamerica PIMCO Total Return VP. Separately, the average daily net assets for the purpose of calculating the sub-advisory fees of Transamerica Real Return TIPS and Transamerica PIMCO Real Return TIPS VP will be determined based on the combined assets of those two funds.

[6]

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica Partners International Equity Portfolio, also sub-advised by Thornburg.

[7]	The average daily net assets for the purpose of calculating sub-advisory fees will be aggregated with similar mandates, TST and TPP managed by Wellington Management.

48

Sub-Advisory Fees Paid

The following table sets forth the total amounts of sub-advisory fee paid by TAM to each sub-adviser for the fiscal years ended October 31, 2011, 2010 and 2009:

(Net of Fees Reimbursed)

Fund Name	2011	2010	2009
Transamerica Flexible Income	$437,256	$507,677	$429,955
Transamerica High Yield Bond	$1,861,158	$1,579,798	$1,268,713
Transamerica Money Market	$105,212	$243,748	$436,219
Transamerica Short-Term Bond	$3,381,821	$3,525,252	$1,556,885
Transamerica Managed Futures Strategy(1)	$1,652,984	$115,334	N/A
Transamerica Global Allocation	$1,681,263	$1,595,937	$1,410,581
Transamerica Large Cap Value	$1,833,113	$1,966,559	$1,455,705
Transamerica Global Real Estate Securities	$1,005,583	$1,214,646	$891,086
Transamerica Global Macro	$1,026,700	$874,517	$897,091
Transamerica Commodity Strategy	$448,215	$536,026	$360,699
Transamerica International Value	$1,085,629	$1,264,555	$1,071,209
Transamerica Select Equity(2)	$ 297,422	N/A	N/A
Transamerica Growth	$2,094,424	$2,242,315	$1,028,055
Transamerica Core Bond(3)	$2,516,991	$1,472,364	$129,926
Transamerica International Bond	$646,035	$990,551	$1,136,525
Transamerica Long/Short Strategy	$1,034,732	$885,777	$838,451
Transamerica Mid Cap Value	$695,090	$687,001	$603,440
Transamerica Emerging Markets Debt(2)	$34,361	N/A	N/A
Transamerica Bond	$1,730,239	$1,903,593	$2,044,418
Transamerica International Equity Opportunities	$2,211,979	$1,860,510	$880,015
Transamerica Capital Growth	$617,359	$528,758	$270,554
Transamerica Developing Markets Debt	$1,310,337	$1,433,756	$1,470,955
Transamerica Growth Opportunities	$1,408,689	$1,038,308	$470,255
Transamerica Small Company Growth	$911,384	$705,773	$359,142
Transamerica Multi-Managed Balanced	$970,527	$936,298	$318,374
Transamerica International	$2,557,708	$2,311,013	$1,512,304
Transamerica Developing Markets Equity	$3,683,977	$3,189,768	$2,344,139
Transamerica Small- & Mid-Cap Value Select	$1,249,971	$1,140,968	$900,241
Transamerica Real Return TIPS	$2,109,357	$2,159,178	$1,694,099
Transamerica Total Return	$1,437,124	$1,387,566	$1,341,157
Transamerica International Small Cap	$3,095,160	$3,085,999	$1,250,464
Transamerica Small/Mid Cap Value	$2,441,557	$1,750,287	$1,144,546
Transamerica Tactical Income(4)	N/A	N/A	N/A
Transamerica Value	$1,569,199	$1,678,531	$1,469,490
Transamerica International Value Opportunities	$2,923,487	$2,526,080	$980,000
Transamerica International Equity(5)	$340,948	N/A	N/A
Transamerica Arbitrage Strategy(6)	$200,164	N/A	N/A
Transamerica Diversified Equity(7)	$2,325,433	$1,756,689	N/A
Transamerica Emerging Markets	$2,925,792	$1,829,578	$769,944
Transamerica Quality Value(8)	$2,847,557	N/A	N/A

(1)	Transamerica Managed Futures Strategy commenced operations on September 30, 2010, and as such, there is no historical fee information for the fiscal year ended October 31, 2009.
(2)

Transamerica Select Equity and Transamerica Emerging Markets Debt commenced operations on August 31, 2011, and as such, there is no historical fee information for the fiscal years ended October 31, 2009 and October 31, 2010.

(3)	Transamerica Core Bond commenced operations on July 1, 2009.
(4)

Transamerica Tactical Income commenced operations on October 31, 2011, and as such, there is no historical fee information for the fiscal years ended October 31, 2009, October 31, 2010 and October 31, 2011.

(5)	Transamerica International Equity commenced operations on March 1, 2011, and as such, there is no historical fee information for the fiscal years ended October 31, 2009 and October 31, 2010.
(6)	Transamerica Arbitrage Strategy commenced operations on May 1, 2011, and as such, there is no historical fee information for the fiscal years ended October 31, 2009 and October 31, 2010.
(7)	Transamerica Diversified Equity commenced operations on November 13, 2009, and as such, there is no historical fee information for the fiscal year ended October 31, 2009.
(8)	Transamerica Quality Value commenced operations on November 15, 2010, and as such, there is no historical fee information for the fiscal years ended October 31, 2009 and October 31, 2010.

49

Each of the sub-advisers also serves as investment adviser or sub-adviser to other funds and/or private accounts that may have investment objectives identical or similar to those of the funds. Securities frequently meet the investment objectives of one or all of these funds, the other funds and the private accounts. In such cases, a sub-adviser’s decision to recommend a purchase to one fund or account rather than another is based on a number of factors as set forth in the sub-advisers’ allocation procedures. The determining factors in most cases are the amounts available for investment by each fund or account, the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Another factor considered in the investment recommendations is other investments which each fund or account presently has in a particular industry.

It is possible that at times identical securities will be held by more than one fund or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the funds or private accounts served by a sub-adviser seeks to acquire or sell the same security at about the same time, either the price obtained by the funds or the amount of securities that may be purchased or sold by a fund at one time may be adversely affected. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the funds. In the event more than one fund or account purchases or sells the same security on a given date, the purchase and sale transactions are allocated among the fund(s), the other funds and the private accounts in a manner believed by the sub-advisers to be equitable to each.

Information about each Fund’s Portfolio Managers

Information regarding other accounts for which any portfolio manager is primarily responsible for the day-to-day management, a description of any material conflict of interest that may arise in connection with the portfolio manager’s management of the fund’s investments, the structure of, and method used to determine, the compensation of each portfolio manager and the dollar range of equity securities in the fund beneficially owned by each portfolio manager are provided in Appendix B of this SAI.

Portfolio Construction Manager

Morningstar Associates, LLC (“Morningstar Associates”) located at 22 West Washington Street, Chicago, IL 60602, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for Transamerica Asset Allocation – Conservative Portfolio, Transamerica Asset Allocation – Growth Portfolio, Transamerica Asset Allocation – Moderate Growth Portfolio, Transamerica Asset Allocation – Moderate Portfolio, Transamerica Multi-Manager International Portfolio, and Transamerica Multi-Manager Alternative Strategies Portfolio (the “Asset Allocation funds”). For the fiscal years ended October 31, 2011, 2010 and 2009, TAM paid Morningstar Associates the following amounts:

Fund Name	October 31
	2011	2010	2009
Transamerica Asset Allocation – Conservative Portfolio	$1,208,944	$1,093,422	$793,107
Transamerica Asset Allocation – Growth Portfolio	$1,630,166	$1,583,573	$1,363,628
Transamerica Asset Allocation – Moderate Growth Portfolio	$3,249,217	$3,096,781	$2,630,950
Transamerica Asset Allocation – Moderate Portfolio	$2,282,910	$2,090,465	$1,656,957
Transamerica Multi-Manager Alternative Strategies Portfolio	$720,122	$479,487	$366,494
Transamerica Multi-Manager International Portfolio	$327,233	$304,767	$236,001

TAM compensates Morningstar Associates 0.10% of the first $20 billion of average daily net assets; 0.09% of average daily net assets over $20 billion up to $30 billion; and 0.08% over $30 billion of the average daily net assets of each fund, except for Transamerica Multi-Manager Alternative Strategies Portfolio, which receives 0.20% of the first $500 million of average daily net assets; 0.19% over $500 million up to $1 billion of average daily net assets; and 0.18% of average net assets over $1 billion. The average daily net assets for the purpose of calculating fees will be determined on a combined basis with all series of TST for which Morningstar serves as the portfolio construction manager, and all series of Transamerica Funds for which Morningstar serves as the portfolio construction manager except Transamerica Multi-Manager Alternative Strategies Portfolio. Compensation is paid on a monthly basis.

DISTRIBUTOR

Effective March 1, 2001, Transamerica Funds entered into an Underwriting Agreement with AFSG Securities Corporation (“AFSG”), located at 4333 Edgewood Rd. NE, Cedar Rapids, Iowa 52494, to act as the principal underwriter of the shares of the funds. On May 1, 2007, Transamerica Capital, Inc. (“TCI”), located at 4600 South Syracuse Street, Suite 1100, Denver, Colorado 80237, became principal underwriter and distributor of the shares of the funds. TCI is an affiliate of TAM and AFSG. The Underwriting Agreement will continue from year to year so long as its continuance is approved at least annually in the same manner as the investment advisory agreements discussed above. A discussion of TCI’s responsibilities and charges as principal underwriter of fund shares is set forth in each fund’s prospectus.

50

UNDERWRITING COMMISSION

Fund Name	Commissions Received for the Period Ended October 31			Commissions Retained for the Period Ended October 31
	2011	2010	2009	2011	2010	2009
Transamerica Flexible Income	$273,761	$366,563	$99,829	$49,881	$68,623	$18,970
Transamerica High Yield Bond	$353,237	$547,530	$354,627	$67,425	$99,849	$64,251
Transamerica Money Market	$0	$0	$0	$0	$0	$0
Transamerica Short-Term Bond	$1,202,322	3,358,074	$1,451,500	$245,292	$682,343	$288,843
Transamerica Managed Futures Strategy(1)	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Asset Allocation – Conservative Portfolio	$2,542,802	$3,481,052	$2,422,552	$414,825	$585,209	$393,512
Transamerica Asset Allocation – Growth Portfolio	$2,598,676	$2,640,594	$2,688,248	$391,137	$402,250	$409,245
Transamerica Asset Allocation – Moderate Growth Portfolio	$5,579,436	$6,364,190	$5,239,354	$857,150	$994,095	$806,684
Transamerica Asset Allocation – Moderate Portfolio	$4,475,312	$5,510,277	$4,040,937	$710,684	$891,147	$641,077
Transamerica Global Allocation	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Large Cap Value	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Global Real Estate Securities	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Global Macro	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Commodity Strategy	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica International Value	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Select Equity(2)	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Growth	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Core Bond(3)	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica International Bond	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Long/Short Strategy	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Mid Cap Value	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Emerging Markets Debt(3)	$3,669	N/A	N/A	$627	N/A	N/A
Transamerica Bond	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica International Equity Opportunities	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Capital Growth	$385,570	$33,808	$28,169	$58,142	$5,049	$4,306
Transamerica Developing Markets Debt	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Growth Opportunities	$151,468	$65,949	$45,654	$23,230	$9,829	$6,824
Transamerica Small Company Growth	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Multi-Managed Balanced	$304,657	$76,418	$45,559	$47,435	$11,598	$6,967
Transamerica Multi-Manager Alternative Strategies Portfolio	$1,469,116	$828,445	$548,145	$229,576	$126,105	$83,079
Transamerica Multi-Manager International Portfolio	$266,578	302,091	$244,847	$41,070	$47,312	$37,420
Transamerica International	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Developing Markets Equity	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Small- & Mid-Cap Value Select	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Real Return TIPS	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Total Return	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica International Small Cap	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Small/Mid Cap Value	$643,131	$559,505	$346,795	$96,804	$84,110	$51,813
Transamerica Value	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Tactical Income(4)	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica International Value Opportunities	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica International Equity(5)	$2,380	N/A	N/A	$351	N/A	N/A
Transamerica Arbitrage Strategy(6)	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Diversified Equity(7)	$44,967	$43,724	N/A	$6,669	$6,533	N/A
Transamerica Emerging Markets	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Quality Value(8)	$18,775	N/A	N/A	$2,623	N/A	N/A

51

	For the Period Ended October 31, 2011
Fund Name	Net Underwriting Discounts and Commissions	Compensation on Redemptions & Repurchases	Brokerage Commissions	Other Compensation
Transamerica Flexible Income	$49,881	$33,952	$0	$15,310
Transamerica High Yield Bond	$67,425	$30,306	$0	$341,493
Transamerica Money Market	$0	$78,210	$0	($44,261)
Transamerica Short-Term Bond	$245,292	$627,257	$0	$1,038,592
Transamerica Managed Futures Strategy(1)	N/A	N/A	$0	N/A
Transamerica Asset Allocation-Conservative Portfolio	$414,825	$242,182	$0	$1,787,731
Transamerica Asset Allocation-Growth Portfolio	$391,137	$328,817	$0	$2,257,161
Transamerica Asset Allocation-Moderate Growth Portfolio	$857,150	$560,995	$0	$4,682,769
Transamerica Asset Allocation-Moderate Portfolio	$710,684	$382,536	$0	$3,147,305
Transamerica Global Allocation	N/A	N/A	$0	N/A
Transamerica Large Cap Value	N/A	N/A	$0	N/A
Transamerica Global Real Estate Securities	N/A	N/A	$0	N/A
Transamerica Global Macro	N/A	N/A	$0	N/A
Transamerica Commodity Strategy	N/A	N/A	$0	N/A
Transamerica International Value	N/A	N/A	$0	N/A
Transamerica Select Equity(2)	N/A	N/A	$0	N/A
Transamerica Growth	N/A	N/A	$0	N/A
Transamerica Core Bond(3)	N/A	N/A	$0	N/A
Transamerica International Bond	N/A	N/A	$0	N/A
Transamerica Long/Short Strategy	N/A	N/A	$0	N/A
Transamerica Mid Cap Value	N/A	N/A	$0	N/A
Transamerica Emerging Markets Debt(2)	$627	$0	$0	($6,832)
Transamerica Bond	N/A	N/A	$0	N/A
Transamerica International Equity Opportunities	N/A	N/A	$0	N/A
Transamerica Capital Growth	$58,142	$15,308	$0	$105,964
Transamerica Developing Market Debts	N/A	N/A	$0	N/A
Transamerica Growth Opportunities	$23,230	$17,519	$0	$170,318
Transamerica Small Company Growth	N/A	N/A	$0	N/A
Transamerica Multi-Managed Balanced	$47,435	$17,322	$0	$174,484
Transamerica Multi-Manager Alternative Strategies Portfolio	$229,576	$38,769	$0	$883
Transamerica Multi-Manager International Portfolio	$41,070	$55,743	$0	$298,197
Transamerica International	N/A	N/A	$0	N/A
Transamerica Developing Markets Equity	N/A	N/A	$0	N/A
Transamerica Small- & Mid-Cap Value Select	N/A	N/A	$0	N/A
Transamerica Real Return TIPS	N/A	N/A	$0	N/A
Transamerica Total Return	N/A	N/A	$0	N/A
Transamerica International Small Cap	N/A	N/A	$0	N/A
Transamerica Small/Mid Cap Value	$96,804	$113,417	$0	$792,453
Transamerica Tactical Income(4)	N/A	N/A	$0	N/A
Transamerica Value	N/A	N/A	$0	N/A
Transamerica International Value Opportunities	N/A	N/A	$0	N/A
Transamerica International Equity(5)	$351	$0	$0	$858
Transamerica Arbitrage Strategy(6)	N/A	N/A	$0	N/A
Transamerica Diversified Equity(7)	$6,669	$7,572	$0	$132,390
Transamerica Emerging Markets	N/A	N/A	$0	N/A
Transamerica Quality Value(8)	$2,623	$323	$0	($873)

(1)	Transamerica Managed Futures Strategy commenced operations on September 30, 2010, and as such, there is no historical fee information for the fiscal year ended October 31, 2009.
(2)

Transamerica Select Equity and Transamerica Emerging Markets Debt commenced operations on August 31, 2011, and as such, there is no historical fee information for the fiscal years ended October 31, 2009 and October 31, 2010.

(3)	Transamerica Core Bond commenced operations on July 1, 2009.
(4)

Transamerica Tactical Income commenced operations on October 31, 2011, and as such, there is no historical fee information for the fiscal years ended October 31, 2009, October 31, 2010 and October 31, 2011.

(5)	Transamerica International Equity commenced operations on March 1, 2011, and as such, there is no historical fee information for the fiscal years ended October 31, 2009 and October 31, 2010.
(6)	Transamerica Arbitrage Strategy commenced operations on May 1, 2011, and as such, there is no historical fee information for the fiscal years ended October 31, 2009 and October 31, 2010.
(7)	Transamerica Diversified Equity commenced operations on November 13, 2009, and as such, there is no historical fee information for the fiscal year ended October 31, 2009.
(8)	Transamerica Quality Value commenced operations on November 15, 2010, and as such, there is no historical fee information for the fiscal years ended October 31, 2009 and October 31, 2010.

ADMINISTRATIVE SERVICES

TAM is responsible for the supervision of all of the administrative functions, providing office space, and paying its allocable portion of the salaries, fees and expenses of all fund officers and of those trustees who are affiliated with TAM. The costs and expenses, including legal and accounting fees, filing fees and printing costs in connection with the formation of a fund and the preparation and filing of a fund’s initial registration statements under the 1933 Act and 1940 Act are also paid by the adviser. Transamerica Funds has entered into an Administrative Services Agreement (“Administrative Agreement”) with Transamerica Fund Services, Inc. (“TFS”), 570

52

Carillon Parkway, St. Petersburg, FL 33716, on behalf of each fund. Under the Administrative Agreement, TFS carries out and supervises all of the administrative functions of the funds and incurs expenses payable by Transamerica Funds related to such functions. Each fund, other than the Asset Allocation funds, pay 0.025% of their daily net assets to TFS for such administrative services. The fee is 0.0175% of daily net assets for the Asset Allocation funds.

The administrative duties of TFS with respect to each fund include: providing the fund with office space, telephones, office equipment and supplies; paying the compensation of the fund’s officers for services rendered as such; supervising and assisting in preparation of annual and semi-annual reports to shareholders, notices of dividends, capital gain distributions and tax information; supervising compliance by the fund with the recordkeeping requirements under the 1940 Act and regulations thereunder and with the state regulatory requirements; maintaining books and records of the fund (other than those maintained by the fund’s custodian and transfer agent); preparing and filing tax returns and reports; monitoring and supervising relationships with the fund’s custodian and transfer agent; monitoring the qualifications of tax deferred retirement plans providing for investment in shares of each fund; authorizing expenditures and approving bills for payment on behalf of each fund; and providing executive, clerical and secretarial help needed to carry out its duties.

The funds paid the following administrative expenses for the fiscal years ended October 31, 2011, 2010 and 2009.

ADMINISTRATIVE FEES

Fund Name	2011	2010	2009
Transamerica Flexible Income	$49,853	$49,387	$28,664
Transamerica High Yield Bond	$146,894	$121,653	$91,960
Transamerica Money Market	$41,834	$51,795	$58,163
Transamerica Short-Term Bond	$572,650	$434,373	$150,399
Transamerica Managed Futures Strategy(1)	$50,579	$3,830	N/A
Transamerica Asset Allocation – Conservative Portfolio	$150,570	$136,678	$99,138
Transamerica Asset Allocation – Growth Portfolio	$203,052	$197,947	$170,454
Transamerica Asset Allocation – Moderate Growth Portfolio	$404,731	$387,098	$328,869
Transamerica Asset Allocation – Moderate Portfolio	$284,373	$261,308	$207,120
Transamerica Global Allocation	$96,990	$92,835	$80,661
Transamerica Large Cap Value	$127,549	$137,782	$90,753
Transamerica Global Real Estate Securities	$50,247	$61,817	$44,660
Transamerica Global Macro	$27,240	$23,459	$21,119
Transamerica Commodity Strategy	$35,696	$27,860	$18,035
Transamerica International Value	$50,257	$60,635	$49,602
Transamerica Growth	$20,506	$149,744	$57,161
Transamerica Select Equity(2)	$155,700	N/A	N/A
Transamerica Core Bond(3)	$275,778	$152,636	$12,993
Transamerica International Bond	$73,388	$119,055	$137,536
Transamerica Long/Short Strategy	$22,874	$19,804	$18,632
Transamerica Mid Cap Value	$34,575	$34,529	$30,172
Transamerica Emerging Markets Debt(2)	$3,124	N/A	N/A
Transamerica Bond	$111,348	$124,241	$132,961
Transamerica International Equity Opportunities	$103,322	$87,155	$38,438
Transamerica Capital Growth	$36,452	$25,698	$13,165
Transamerica Developing Markets Debt	$60,179	$68,055	$69,769
Transamerica Growth Opportunities	$73,688	$60,380	$31,725
Transamerica Small Company Growth	$40,308	$31,566	$15,962
Transamerica Multi-Managed Balanced	$75,881	$69,680	$18,193
Transamerica Multi-Manager Alternative Strategies Portfolio	$44,818	$29,968	$22,906
Transamerica Multi-Manager International Portfolio	$40,761	$38,096	$29,500
Transamerica International	$110,802	$101,141	$64,991
Transamerica Developing Markets Equity	$119,657	$103,360	$73,992
Transamerica Small- & Mid-Cap Value Select	$62,998	$57,863	$45,121
Transamerica Real Return TIPS	$167,833	$173,722	$135,528
Transamerica Total Return	$122,572	$117,807	$107,293
Transamerica International Small Cap	$106,468	$107,392	$42,066
Transamerica Small/Mid Cap Value)	$132,144	$94,129	$61,059
Transamerica Tactical Income(4)	0	N/A	N/A
Transamerica Value	$78,040	$84,346	$73,474
Transamerica International Value Opportunities	$142,467	$124,615	$46,181
Transamerica International Equity(5)	$65,964	N/A	N/A
Transamerica Arbitrage Strategy(6)	$7,511	N/A	N/A
Transamerica Diversified Equity(7)	$163,274	$136,016	N/A
Transamerica Emerging Markets	$83,152	$52,716	$21,998
Transamerica Quality Value(8)	$232,993	N/A	N/A

(1)	Transamerica Managed Futures Strategy commenced operations on September 30, 2010, and as such, there is no historical fee information for the fiscal year ended October 31, 2009.

53

(2)

Transamerica Select Equity and Transamerica Emerging Markets Debt commenced operations on August 31, 2011, and as such, there is no historical fee information for the fiscal years ended October 31, 2009 and October 31, 2010.

(3)	Transamerica Core Bond commenced operations on July 1, 2009.
(4)

Transamerica Tactical Income commenced operations on October 31, 2011, and as such, there is no historical fee information for the fiscal years ended October 31, 2009, October 31, 2010 and October 31, 2011.

(5)	Transamerica International Equity commenced operations on March 1, 2011, and as such, there is no historical fee information for the fiscal years ended October 31, 2009 and October 31, 2010.
(6)	Transamerica Arbitrage Strategy commenced operations on May 1, 2011, and as such, there is no historical fee information for the fiscal years ended October 31, 2009 and October 31, 2010.
(7)	Transamerica Diversified Equity commenced operations on November 13, 2009, and as such, there is no historical fee information for the fiscal year ended October 31, 2009.
(8)	Transamerica Quality Value commenced operations on November 15, 2010, and as such, there is no historical fee information for the fiscal years ended October 31, 2009 and October 31, 2010.

CUSTODIAN, TRANSFER AGENT AND OTHER AFFILIATES

State Street Bank and Trust Company (“State Street”), 225 Franklin Street, Boston, MA 02110, is custodian for Transamerica Funds. The custodian is not responsible for any of the investment policies or decisions of a fund, but holds its assets in safekeeping, and collects and remits the income thereon subject to the instructions of the funds.

TFS, 570 Carillon Parkway, St. Petersburg, FL 33716, is the transfer agent, withholding agent and dividend disbursing agent for each fund. TFS is directly owned by Western Reserve (44%) and AUSA (56%), both of which are indirect, wholly owned subsidiaries of AEGON N.V.; and thus TFS is an affiliate of TAM. For its services as transfer agent, TFS receives fees from each fund (by share class) as follows:

Class A, B, C, R, T1
Open Account	$21.00
Closed Account	$1.50

Class I2
Open Direct Account	$21.00
Open Networked Account	$8.00
Closed Account	$1.50
Omnibus Service Fee	$35,000
Sub-Transfer Agent and Omnibus Intermediary Fees	10 bps

Class I2
Open Account	0.75 bps
Closed Account	N/A

[1]	Applicable out-of pocket expenses, including, but not limited to, Quarterly Shareholder Statements and Postage, will be charged directly to the funds.

[2]

Applicable out-of pocket expenses, including, but not limited to, Quarterly Shareholder Statements and Postage, Shareholder Confirmations, Information Storage, 12b-1 Billing, Networking, Vision, and Fan Mail, will be charged directly to the funds.

Transaction requests should be mailed to Transamerica Funds, P.O. Box 219945, Kansas City, MO 64121-9945 or Transamerica Funds, 330 W. 9th Street, Kansas City, MO 64105 (for overnight mail).

There were no brokerage credits received for the periods ended October 31, 2011, 2010 and 2009.

TRANSFER AGENCY FEES

(Fees and Expenses Net of Brokerage Credits)

Fund Name	2011	2010	2009
Transamerica Flexible Income	$171,026	$135,614	$84,937
Transamerica High Yield Bond	$479,699	$260,382	$104,570
Transamerica Money Market	$512,874	$636,550	$516,882
Transamerica Short-Term Bond	$1,298,677	$803,403	$102,836
Transamerica Managed Futures Strategy(1)	$18,967	$1,436	N/A
Transamerica Asset Allocation – Conservative Portfolio	$1,191,169	$1,086,638	$900,153
Transamerica Asset Allocation – Growth Portfolio	$2,574,609	$2,613,872	$2,815,516
Transamerica Asset Allocation – Moderate Growth Portfolio	$3,900,985	$3,828,597	$3,938,628
Transamerica Asset Allocation – Moderate Portfolio	$2,261,694	$2,086,336	$1,934,515
Transamerica Global Allocation	$36,371	$12,262	$394
Transamerica Large Cap Value	47,831	$17,487	$348

54

Fund Name	2011	2010	2009
Transamerica Global Real Estate Securities	$18,843	$8,136	$19,580
Transamerica Global Macro	$10,215	$3,362	$337
Transamerica Commodity Strategy	$13,386	$3,773	$364
Transamerica International Value	$18,846	$7,092	$346
Transamerica Select Equity(2)	$7,690	N/A	N/A
Transamerica Growth	$58,387	$18,600	$68,607
Transamerica Core Bond(3)	$103,417	$27,390	$113
Transamerica International Bond	$27,521	$11,339	$346
Transamerica Long/Short Strategy	$8,578	$2,951	$337
Transamerica Mid Cap Value	$12,966	$4,384	$352
Transamerica Emerging Markets Debt(2)	$1,603	N/A	N/A
Transamerica Bond	$41,756	$14,626	$364
Transamerica International Equity Opportunities	$38,746	$11,690	$84,684
Transamerica Capital Growth	$452,105	$449,322	$361,835
Transamerica Developing Markets Debt	$22,567	$8,146	$311
Transamerica Growth Opportunities	$701,027	$779,806	$606,579
Transamerica Small Company Growth	$15,115	$4,448	$348
Transamerica Multi-Managed Balanced	$782,375	$967,551	$354,669
Transamerica Multi-Manager Alternative Strategies Portfolio	$492,113	$384,433	$320,557
Transamerica Multi-Manager International Portfolio	$529,207	$549,186	$560,701
Transamerica International	$41,551	$13,411	$346
Transamerica Developing Markets Equity	$44,871	$13,189	$346
Transamerica Small- & Mid-Cap Value Select	$23,624	$7,469	$174
Transamerica Real Return TIPS	$62,937	$23,962	$8,796
Transamerica Total Return	$45,965	$16,993	$30,630
Transamerica International Small Cap	$39,926	$12,955	$364
Transamerica Small/Mid Cap Value	$1,188,089	$1,027,020	$856,785
Transamerica Tactical Income(4)	$0	N/A	N/A
Transamerica Value	$29,265	$9,895	$364
Transamerica International Value Opportunities	$53,425	$16,994	$378
Transamerica International Equity(5)	$97,661	N/A	N/A
Transamerica Arbitrage Strategy(6)	$2,816	N/A	N/A
Transamerica Diversified Equity(7)	$2,011,148	$1,555,347	N/A
Transamerica Emerging Markets	$31,182	$11,191	$378
Transamerica Quality Value(8)	$92,061	N/A	N/A

(1)	Transamerica Managed Futures Strategy commenced operations on September 30, 2010, and as such, there is no historical fee information for the fiscal year ended October 31, 2009.
(2)

Transamerica Select Equity and Transamerica Emerging Markets Debt commenced operations on August 31, 2011, and as such, there is no historical fee information for the fiscal years ended October 31, 2009 and October 31, 2010.

(3)	Transamerica Core Bond commenced operations on July 1, 2009.
(4)

Transamerica Tactical Income commenced operations on October 31, 2011, and as such, there is no historical fee information for the fiscal years ended October 31, 2009, October 31, 2010 and October 31, 2011.

(5)	Transamerica International Equity commenced operations on March 1, 2011, and as such, there is no historical fee information for the fiscal years ended October 31, 2009 and October 31, 2010.
(6)	Transamerica Arbitrage Strategy commenced operations on May 1, 2011, and as such, there is no historical fee information for the fiscal years ended October 31, 2009 and October 31, 2010.
(7)	Transamerica Diversified Equity commenced operations on November 13, 2009, and as such, there is no historical fee information for the fiscal year ended October 31, 2009.
(8)	Transamerica Quality Value commenced operations on November 15, 2010, and as such, there is no historical fee information for the fiscal years ended October 31, 2009 and October 31, 2010.

FUND TRANSACTIONS AND BROKERAGE

Decisions as to the assignment of fund business for each of the funds and negotiation of commission rates are made by a fund’s sub-adviser, whose policy is to seek to obtain the “best execution” of all fund transactions. The Investment Advisory Agreement and Sub-Advisory Agreement for each fund specifically provide that in placing portfolio transactions for a fund, the fund’s sub-adviser may agree to pay brokerage commissions for effecting a securities transaction in an amount higher than another broker or dealer would have charged for effecting that transaction as authorized, under certain circumstances, by the Securities Exchange Act of 1934, as amended (the “1934 Act”).

55

In selecting brokers and dealers and in negotiating commissions, a fund’s sub-adviser may consider a number of factors, including but not limited to:

¡	The sub-adviser’s knowledge of currently available negotiated commission rates or prices of securities and other current transaction costs;

¡	The nature of the security being traded;

¡	The size and type of the transaction;

¡	The nature and character of the markets for the security to be purchased or sold;

¡	The desired timing of the trade;

¡	The activity existing and expected in the market for the particular security;

¡	The quality of the execution, clearance and settlement services;

¡	Financial stability;

¡	The existence of actual or apparent operational problems of any broker or dealer; and

¡	Research products and services provided.

In recognition of the value of the foregoing factors, the sub-adviser may place portfolio transactions with a broker with whom it has negotiated a commission that is in excess of the commission another broker would have charged for effecting that transaction. This is done if the sub-adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker viewed in terms of either that particular transaction or of the overall responsibilities of the sub-adviser. Research provided may include:

¡

Furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities;

¡

Furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy;

¡	Access to research analysts, corporate management personnel, industry experts, economists and government officials; and

¡

Comparative performance evaluation and technical measurement services and quotation services, and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver process or otherwise utilize information, including the research described above) that assist the sub-adviser in carrying out its responsibilities.

Most of the brokers and dealers used by the funds’ sub-advisers provide research and other services described above.

A sub-adviser may use research products and services in servicing other accounts in addition to the funds. If a sub-adviser determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, a sub-adviser may allocate the costs of such service or product accordingly. The portion of the product or service that a sub-adviser determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may be a conflict of interest for a sub-adviser.

When a fund purchases or sells a security in the OTC market, the transaction takes place directly with a principal market-maker without the use of a broker, except in those circumstances where better prices and executions will be achieved through the use of a broker.

A sub-adviser may place transactions for the purchase or sale of portfolio securities with affiliates of TAM, TCI or the sub-adviser. A sub-adviser may place transactions if it reasonably believes that the quality of the transaction and the associated commission are fair and reasonable, and if overall the associated transaction costs, net of any credits described above under “Custodian, Transfer Agent and Other Affiliates,” are lower than those that would otherwise be incurred. Under rules adopted by the SEC, the funds’ Board of Trustees will conduct periodic compliance reviews of such brokerage allocations and review certain procedures adopted by the Board of Trustees to ensure compliance with these rules and to determine their continued appropriateness.

DIRECTED BROKERAGE

A sub-adviser to a fund, to the extent consistent with the best execution and with TAM’s usual commission rate policies and practices, may place portfolio transactions of the fund with broker/dealers with which the fund has established a Directed Brokerage Program. A Directed Brokerage Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the fund’s portfolio transactions to the payment of operating expenses that would otherwise be borne by the fund. These commissions are not used for promoting or selling fund shares or otherwise related to the distribution of fund shares.

	Brokerage Commissions Paid (Including Affiliated Brokerage) October 31			Affiliated Brokerage Paid October 31
Fund Name	2011	2010	2009	2011	2010	2009

Transamerica Flexible Income	$3,520	$20,720	$15,120	$0	$0	$0
Transamerica High Yield Bond	$4,302	$0	$0	$0	$0	$0
Transamerica Money Market	$0	$0	$0	$0	$0	N/A
Transamerica Short-Term Bond	$27,040	$25,587	$2,710	$0	$0	$0
Transamerica Managed Futures Strategy(1)	$131,557	$7,222	N/A	$0	$0	N/A
Transamerica Asset Allocation – Conservative Portfolio	N/A	N/A	N/A	N/A	N/A	N/A

56

	Brokerage Commissions Paid (Including Affiliated Brokerage) October 31			Affiliated Brokerage Paid October 31
Fund Name	2011	2010	2009	2011	2010	2009

Transamerica Asset Allocation – Growth Portfolio	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Asset Allocation – Moderate Growth Portfolio	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Asset Allocation – Moderate Portfolio	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Global Allocation	$258,202	$145,602	$171,586	$0	$0	$1,206
Transamerica Large Cap Value	$668,093	$486,283	$341,718	$0	$0	$0
Transamerica Global Real Estate Securities	$330,123	$494,538	$390,470	$0	$0	$0
Transamerica Global Macro	$131,631	$150,332	$216,184	$0	$0	$16,595
Transamerica Commodity Strategy	$0	$30,113	$12,883	$0	$0	$0
Transamerica International Value	$370,831	$293,357	$244,476	$0	$0	$0
TransamericaI Select Equity(2)	$215,296	N/A	N/A	$0	N/A	N/A
Transamerica Growth	$669,155	$1,020,890	$500,849	$0	$0	$0
Transamerica Core Bond(3)	$0	$0	$0	$0	$0	$0
Transamerica International Bond	$17,329	$30,840	$34,068	$0	$0	$0
Transamerica Long/Short Strategy	$589,764	$404,006	$1,070,611	$0	$0	$0
Transamerica Mid Cap Value	$103,489	$109,644	$137,722	$0	$0	$0
Transamerica Emerging Markets Debt(2)	$0	N/A	N/A	$0	N/A	N/A
Transamerica Bond	$9,036	$364	$27	$0	$0	$0
Transamerica International Equity Opportunities	$489,674	$426,871	$203,752	$0	$0	$0
Transamerica Capital Growth	$308,388	$180,188	$54,987	$0	$0	$0
Transamerica Developing Markets Debt	$4,704	$126	$5,244	$0	$0	$0
Transamerica Growth Opportunities	$321,421	$345,157	$268,574	$1,447	$0	$0
Transamerica Small Company Growth	$134,269	$89,576	$119,560	$18	$0	$135
Transamerica Multi-Managed Balanced	$347,434	$196,815	$65,343	$0	$0	$0
Transamerica Multi-Manager Alternative Strategies Portfolio	N/A	N/A	N/A	$0	N/A	N/A
Transamerica Multi-Manager International Portfolio	N/A	N/A	N/A	$0	N/A	N/A
Transamerica International Portfolio	$902,291	$806,314	$703,647	$0	$0	$0
Transamerica Developing Markets Equity	$720,404	$787,599	$622,522	$0	$0	$0
Transamerica Small- & Mid-Cap Value Select	$513,936	$445,749	$549,324	$0	$0	$0
Transamerica Real Return TIPS	$18,506	$15,334	$17,859	$0	$0	$0
Transamerica Total Return	$15,952	$24,184	$87,850	$0	$0	$0
Transamerica International Small Cap	$947,757	$1,137,505	$450,823	$0	$0	$0
Transamerica Small/Mid Cap Value	$1,574,117	$945,696	$1,387,050	$0	$0	$0
Transamerica Tactical Income(4)	$0	N/A	N/A	$0	N/A	N/A
Transamerica Value	$96,112	$168,828	$264,170	$4,249	$51,149	$177,465
Transamerica International Value Opportunities	$535,618	$526,734	$317,672	$0	$0	$0
Transamerica International Equity(5)	$77,880	N/A	N/A	$0	N/A	N/A
Transamerica Arbitrage Strategy(6)	$199,736	N/A	N/A	$0	N/A	N/A
Transamerica Diversified Equity(7)	$703,958	$950,097	N/A	$0	$0	N/A
Transamerica Emerging Markets	$1,739,505	1,237,980	$587,910	$0	$0	$0
Transamerica Quality Value(8)	$1,058,851	N/A	N/A	$0	N/A	N/A

57

The following table provides brokerage commissions that were directed to brokers for brokerage and research services provided during the fiscal year ended October 31, 2011.

Fund Name	Paid as of October 31, 2011
Transamerica Flexible Income	$360
Transamerica High Yield Bond	-
Transamerica Money Market	-
Transamerica Short-Term Bond	-
Transamerica Managed Futures Strategy(1)	-
Transamerica Asset Allocation – Conservative Portfolio	-
Transamerica Asset Allocation – Growth Portfolio	-
Transamerica Asset Allocation – Moderate Growth Portfolio	-
Transamerica Asset Allocation – Moderate Portfolio	-
Transamerica Global Allocation	$172,824
Transamerica Large Cap Value	-
Transamerica Global Real Estate Securities	$212,947
Transamerica Global Macro	-
Transamerica Commodity Strategy	-
Transamerica International Value	$164,535
Transamerica Select Equity(2)	$4,926
Transamerica Growth	$462,789
Transamerica Core Bond(3)	-
Transamerica International Bond	-
Transamerica Long/Short Strategy	$82,655
Transamerica Mid Cap Value	$37,708
Transamerica Emerging Markets Debt(2)	-
Transamerica Bond	$4,975
Transamerica International Equity Opportunities	$326,693
Transamerica Capital Growth	$128,857
Transamerica Developing Markets Debt	-
Transamerica Growth Opportunities	$199,473
Transamerica Small Company Growth	$46,496
Transamerica Multi-Managed Balanced	$79,784
Transamerica Multi-Manager Alternative Strategies Portfolio	-
Transamerica Multi-Manager International Portfolio	-
Transamerica International	$764,439
Transamerica Developing Markets Equity	$570,941
Transamerica Small- & Mid-Cap Value Select	$319,776
Transamerica Real Return TIPS	-
Transamerica Total Return	$1
Transamerica International Small Cap	$908,612
Transamerica Small/Mid Cap Value)	$754,666
Transamerica Tactical Income(4)	-
Transamerica Value	$75,268
Transamerica International Value Opportunities	$560,919
Transamerica International Equity(5)	$26,258
Transamerica Arbitrage Strategy(6)	$38,754

58

Fund Name	Paid as of October 31, 2011
Transamerica Diversified Equity(7)	$366,731
Transamerica Emerging Markets	$2,114,396
Transamerica Quality Value(8)	$547,955

The estimates above are based upon custody data provided to CAPIS using the following methodology: Total Commissions minus transactions executed at discounted rates and/or directed to the funds’ commission recapture program equals total research commissions. USD transactions executed at $.02 and below and non-USD transactions executed at 8 basis points and below are considered to be executed at discounted rates. For example, Commission paid on USD transactions at rates greater than $.02 per share and not directed for commission recapture are assumed to be paid to brokers that provide research and brokerage services within the scope of Section 28(e) of the Securities and Exchange Act of 1934.

(1)	Transamerica Managed Futures Strategy commenced operations on September 30, 2010, and as such, there is no historical fee information for the fiscal year ended October 31, 2009.
(2)

Transamerica Select Equity and Transamerica Emerging Markets Debt commenced operations on August 31, 2011, and as such, there is no historical fee information for the fiscal years ended October 31, 2009 and October 31, 2010.

(3)	Transamerica Core Bond commenced operations on July 1, 2009.
(4)

Transamerica Tactical Income commenced operations on October 31, 2011, and as such, there is no historical fee information for the fiscal years ended October 31, 2009, October 31, 2010 and October 31, 2011.

(5)	Transamerica International Equity commenced operations on March 1, 2011, and as such, there is no historical fee information for the fiscal years ended October 31, 2009 and October 31, 2010.
(6)	Transamerica Arbitrage Strategy commenced operations on May 1, 2011, and as such, there is no historical fee information for the fiscal years ended October 31, 2009 and October 31, 2010.
(7)	Transamerica Diversified Equity commenced operations on November 13, 2009, and as such, there is no historical fee information for the fiscal year ended October 31, 2009.
(8)	Transamerica Quality Value commenced operations on November 15, 2010, and as such, there is no historical fee information for the fiscal years ended October 31, 2009 and October 31, 2010.

MANAGEMENT OF THE TRUST

BOARD MEMBERS AND OFFICERS

The Board Members and executive officers of the Trust are listed below. Interested Board Member means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” Independent Board Member means a Board Member who is not an "interested person" (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs each fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each fund and the operation of the Trust by its officers. The Board also reviews the management of each fund’s assets by the investment adviser and its respective sub-adviser. The funds are among the funds advised and sponsored by TAM (collectively, “Transamerica Asset Management Group”). Transamerica Asset Management Group (“TAMG”) consists of Transamerica Funds, Transamerica Series Trust (“TST”), Transamerica Income Shares, Inc. (“TIS”), Transamerica Partners Funds Group (“TPFG”), Transamerica Partners Funds Group II (“TPFG II”), Transamerica Partners Portfolios (“TPP”), and Transamerica Asset Allocation Variable Funds (“TAAVF”) and consists of 157 funds as of the date of this SAI.

The mailing address of each Board Member is c/o Secretary, 570 Carillon Parkway, St. Petersburg, Florida 33716. The Board Members, their year of birth, their positions with the Trust, and their principal occupations for the past five years (their titles may have varied during that period), the number of funds in TAMG the Board oversees, and other board memberships they hold are set forth in the table below.

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen by Board Member	Other Directorships

INTERESTED BOARD MEMBERS

John K. Carter (1961)	Chairman, Board Member, President, and Chief Executive Officer	Since 1999	Chairman, Board Member, President and Chief Executive Officer, TPP, TPFG, TPFG II and TAAVF (2007 – present); Chairman (2007 – present), Board Member (2006 – present), President and	157	N/A

59

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen by Board Member	Other Directorships

Chief Executive Officer (2006 – present), Senior Vice President (1999 – 2006), Chief Compliance Officer, General Counsel and Secretary (1999 – 2006), Transamerica Funds and TST;

Chairman (2007 – present), Board Member (2006 – present), President and Chief Executive Officer (2006 – present), Senior Vice President (2002 – 2006), General Counsel, Secretary and Chief Compliance Officer (2002 – 2006), TIS;

Chairman, President and Chief Executive Officer (2006 – present), Director (2002 – present), Senior Vice President (1999 – 2006), General Counsel and Secretary (2000 – 2006), Chief Compliance Officer (2004 – 2006), TAM;

Chairman, President and Chief Executive Officer (2006 – present), Senior Vice President (1999 – 2006), Director (2002 – present), General Counsel and Secretary (2001 – 2006), Transamerica Fund Services, Inc. (“TFS”);

Manager and Trust Officer, Massachusetts Fidelity Trust Company (2010 – present);

Vice President, AFSG Securities Corporation (2001 – 2010);

Chairman and Board Member (2008 – 2010), President (2007 – 2010), Chief Executive Officer (2006 – 2010), Vice President, Secretary and Chief Compliance Officer (2003 – 2006), Transamerica Investors, Inc. (“TII”);

Senior Vice President, General Counsel and Secretary, Transamerica Index Funds, Inc. (“TIF”) (2002 – 2004); and

Director, (2008 – present), Vice President, Transamerica Investment Services, Inc. (“TISI”) (2003 – 2005) and Transamerica Investment Management, LLC (“TIM”) (2001 – 2005).

60

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen by Board Member	Other Directorships
Alan F. Warrick (1948)	Board Member	Since 2012	Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (January 2012 – present); Consultant, AEGON USA (2010 – present); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); Retired (2010 – present); and Managing Director for Strategic Business Development, AEGON USA (1994 - 2010).	157	N/A

INDEPENDENT BOARD MEMBERS

Sandra N. Bane (1952)	Board Member	Since 2008	Retired (1999 – present); Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2008 – present); Board Member, TII (2003 – 2010); and Partner, KPMG (1975 – 1999).	157	Big 5 Sporting Goods (2002 – present); AGL Resources, Inc. (energy services holding company) (2008 – present)

Leo J. Hill (1956)	Lead Independent Board Member	Since 2002

Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present);

Board Member, TST (2001 – present);

Board Member, Transamerica Funds and TIS (2002 – present);

Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Board Member, TII (2008 – 2010);

President, L. J. Hill & Company (a holding company for privately-held assets) (1999 – present);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994); and

Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

				157	N/A

61

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen by Board Member	Other Directorships

David W. Jennings (1946)	Board Member	Since 2009	Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 – present); Board Member, TII (2009 – 2010); Managing Director, Hilton Capital (2010 – present); Principal, Maxam Capital Management, LLC (2006 – 2008); and Principal, Cobble Creek Management LP (2004 – 2006).	157	N/A

Russell A. Kimball, Jr. (1944)	Board Member	1986 – 1990 and Since 2002	General Manager, Sheraton Sand Key Resort (1975 – present); Board Member, TST (1986 – present); Board Member, Transamerica Funds, (1986 – 1990), (2002 – present); Board Member, TIS (2002 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); and Board Member, TII (2008 – 2010).	157	N/A

Eugene M. Mannella (1954)	Board Member	Since 2007

Chief Executive Officer, HedgeServ Corporation (hedge fund administration) (2008 – present);

Self-employed consultant (2006 – present);

Managing Member and Chief Compliance Officer, HedgeServ Investment Services, LLC (limited purpose broker-dealer) (April 2011 – present);

President, ARAPAHO Partners LLC (limited purpose broker-dealer) (1998 – 2008);

Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present);

Board Member, Transamerica Funds, TST and TIS (2007 – present);

Board Member, TII (2008 – 2010); and

President, International Fund Services (alternative asset administration) (1993 – 2005).

				157	N/A

62

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen by Board Member	Other Directorships

Norman R. Nielsen, Ph.D. (1939)	Board Member	Since 2006	Retired (2005 – present); Board Member, Transamerica Funds, TST and TIS (2006 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); Board Member, TII (2008 – 2010); Director, Aspire Resources Inc. (formerly, Iowa Student Loan Service Corporation) (2006 – present); Director, League for Innovation in the Community Colleges (1985 – 2005); Director, Iowa Health Systems (1994 – 2003); Director, U.S. Bank (1985 – 2006); and President, Kirkwood Community College (1985 – 2005).	157	Buena Vista University Board of Trustees (2004 – present)

Joyce G. Norden (1939)	Board Member	Since 2007	Retired (2004 – present); Board Member, TPFG, TPFG II and TAAVF (1993 – present); Board Member, TPP (2002 – present); Board Member, Transamerica Funds, TST and TIS (2007 – present); Board Member, TII (2008 – 2010); and Vice President, Institutional Advancement, Reconstructionist Rabbinical College (1996 – 2004).	157	Board of Governors, Reconstruction-ist Rabbinical College (2007 – present)

Patricia L. Sawyer (1950)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, Transamerica Funds, TST and TIS (2007 – present); Board Member, TII (2008 – 2010); Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present); Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University;	157	Honorary Trustee, Bryant University (1996 – present)

63

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen by Board Member	Other Directorships
			Vice President, American Express (1987 – 1989); Vice President, The Equitable (1986 – 1987); and Strategy Consultant, Booz, Allen & Hamilton (1982 – 1986).

John W. Waechter (1952)	Board Member	Since 2005	Attorney, Englander and Fischer, LLP (2008 – present); Retired (2004 – 2008); Board Member, TST and TIS (2004 – present); Board Member, Transamerica Funds (2005 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); Board Member, TII (2008 – 2010); Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and Treasurer, The Hough Group of Funds (1993 – 2004).	157	Operation PAR, Inc. (2008 – present); West Central Florida Council – Boy Scouts of America (2008 – present)

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

OFFICERS

The mailing address of each officer is c/o Secretary, 570 Carillon Parkway, St. Petersburg, Florida 33716. The following table shows information about the officers, including their year of birth, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Year of Birth	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past 5 Years

John K. Carter (1961)	Chairman, Board Member, President, and Chief Executive Officer	Since 1999	See the table above.

64

Name and Year of Birth	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past 5 Years

Dennis P. Gallagher (1970)	Vice President, General Counsel and Secretary	Since 2006

Vice President, General Counsel and Secretary,

Transamerica Funds, TST and TIS (2006 – present);

Vice President, General Counsel and Secretary, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Vice President, General Counsel and Secretary, TII, (2006 – 2010);

Director, Senior Vice President, General Counsel, Operations and Secretary, TAM (2006 – present);

Director, Senior Vice President, General Counsel, Chief Administrative Officer and Secretary, TFS (2006 – present);

Assistant Vice President, TCI (2007 – present);

Director, Deutsche Asset Management (1998 – 2006); and

Corporate Associate, Ropes & Gray LLP (1995 – 1998).

Christopher A. Staples (1970)	Vice President and Chief Investment Officer	Since 2005

Vice President and Chief Investment Officer (2007 – present), Senior Vice President - Investment Management (2006 – 2007), Vice President - Investment Management (2005 – 2006), Transamerica Funds, TST and TIS;

Vice President and Chief Investment Officer, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Vice President and Chief Investment Officer (2007 – 2010); Vice President - Investment Administration (2005 – 2007), TII;

Director (2005 – present), Senior Vice President – Investment Management (2006 – present) and Chief Investment Officer (2007 – present), TAM;

Director, TFS (2005 – present); and

Assistant Vice President, Raymond James & Associates (1999 – 2004).

Elizabeth Strouse (1974)	Vice President, Treasurer and Principal Financial Officer	Since 2010

Vice President, Treasurer and Principal Financial Officer (December 2011 – present), Assistant Treasurer (2010 – December 2011), Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF;

Director, Fund Financial Services (2009 – present), TFS;

Director, Fund Administration, TIAA-CREF (2007 – 2009); and

Manager (2006 – 2007) and Senior (2003 – 2006) Accounting and Assurance, PricewaterhouseCoopers, LLC.

Robert S. Lamont, Jr. (1973)	Vice President, Chief Compliance Officer	Since 2010	Vice President, Chief Compliance Officer and Conflicts of Interest Officer, Transamerica Funds,

65

Name and Year of Birth	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past 5 Years
and Conflicts of Interest Officer

TST, TIS, TPP, TPFG, TPFG II and TAAVF (2010 – present);

Vice President and Senior Counsel, TAM and TFS (2007 – present);

Senior Counsel, United States Securities and Exchange Commission (2004 – 2007); and

Associate, Dechert, LLP (1999 – 2004).

Bradley O. Ackerman (1966)	Deputy Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007

Deputy Chief Compliance Officer, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (January 2012 – present);

Anti-Money Laundering Officer, TPP, TPFG, TPFG II and TAAVF (2009 – present);

Anti-Money Laundering Officer, Transamerica Funds, TST and TIS (2007 – present);

Senior Compliance Officer, TAM (2007 – present); and

Director, Institutional Services, Rydex Investments (2002 – 2007).

Sarah L. Bertrand (1967)	Assistant Secretary	Since 2009

Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 – present);

Assistant Secretary, TII (2009 – 2010);

Assistant Vice President and Director, Legal Administration, TAM and TFS (2007 – present);

Assistant Secretary and Chief Compliance Officer, 40|86 Series Trust and 40|86 Strategic Income Fund (2000 – 2007); and

Second Vice President and Assistant Secretary, Legal and Compliance, 40|86 Capital Management, Inc. (1994 – 2007).

Timothy J. Bresnahan (1968)	Assistant Secretary	Since 2009

Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 – present);

Assistant Secretary, TII (2009 – 2010);

Counsel, TAM (2008 – present);

Counsel (contract), Massachusetts Financial Services, Inc. (2007);

Assistant Counsel, BISYS Fund Services Ohio, Inc. (2005 – 2007); and

Associate, Greenberg Traurig, P.A. (2004 – 2005).

66

Name and Year of Birth	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past 5 Years

Margaret A. Cullem-Fiore (1957)	Assistant Secretary	Since 2010

Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2010 – present);

Assistant Vice President, TCI (2009 – present);

Vice President and Senior Counsel, TAM and TFS (2006 – present);

Vice President and Senior Counsel, Transamerica Financial Advisors, Inc. (2004 – 2007); and

Vice President and Senior Counsel, Western Reserve Life Assurance Co. of Ohio (2006).

*	Elected and serves at the pleasure of the Board of the Trust.

If an officer has held offices for different funds for different periods of time, the earliest applicable date is shown. No officer of the Trust, except for the Chief Compliance Officer, receives any compensation from the Trust.

Each of the Board Members, other than Mr. Jennings and Mr. Warrick, previously served as a trustee or director of the TAM, Diversified or Premier fund family, and each Board Member was thus initially selected by the board of the applicable predecessor fund family. In connection with the consolidation of all “manager of managers” investment advisory services within Transamerica in 2007, a single board was established to oversee the TAM and Diversified fund families, and each of the Board Members, other than Ms. Bane, Mr. Jennings and Mr. Warrick, joined the Board at that time. The Board was established with a view both to ensuring continuity of representation by board members of the TAM and Diversified fund families on the Board and in order to establish a Board with experience in and focused on overseeing various types of funds, which experience would be further developed and enhanced over time. Ms. Bane joined the Board in 2008 when the Premier fund family was consolidated into TAMG. Mr. Jennings joined the Board in 2009. Mr. Warrick joined the Board in 2012.

The Board believes that each Board Member’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Board Members lead to the conclusion that the Board possesses the requisite skills and attributes. The Board believes that the Board Members’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with TAM, the sub-advisers, other services providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: his or her character and integrity; such person’s service as a board member of a predecessor fund family (other than Mr. Jennings and Mr. Warrick); such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Board Member; the fact that such person’s service would be consistent with the requirements of the retirement policies of the Trust; as to each Board Member other than Mr. Carter and Mr. Warrick, his or her status as not being an “interested person” as defined in the 1940 Act; as to Mr. Carter, his status as a representative of TAM; and, as to Mr. Warrick, his former service in various executive positions for certain affiliates of TAM. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Board Member: Ms. Bane, accounting experience and experience as a board member of multiple organizations; Mr. Hill, financial and entrepreneurial experience as an executive, owner and consultant; Mr. Jennings, investment management experience as an executive of investment management organizations and portfolio manager; Mr. Kimball, business experience as an executive; Mr. Mannella, accounting and fund administration experience, investment management industry experience as an executive and consultant; Mr. Nielsen, academic leadership, insurance, business development and board experience; Ms. Norden, non-profit executive experience and extensive board and academic leadership; Ms. Sawyer, management consulting and board experience; Mr. Waechter, securities industry and fund accounting and fund compliance experience, legal experience and board experience; Mr. Carter, investment management experience as an executive and leadership roles with TAM and affiliated entities; and Mr. Warrick, financial services industry experience as an executive and consultant with various TAM affiliates and other entities. References to the qualifications, attributes and skills of Board Members are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Board Member as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The Board is responsible for overseeing the management and operations of the funds. Mr. Carter, an interested person of the funds, serves as Chairman of the Board. Independent Board Members constitute more than 75% of the Board.

The Board has two standing committees: the Audit Committee and Nominating Committee. Both the Audit Committee and Nominating Committee are chaired by an Independent Board Member and composed of all of the Independent Board Members. In addition, the Board has a Lead Independent Board Member.

67

The Lead Independent Board Member and the chairs of the Audit and Nominating Committees work with the Chairman of the Board to set the agendas for Board and committee meetings. The Lead Independent Board Member also serves as a key point person for dealings between management and the Independent Board Members. Through the funds’ board committees the Independent Board Members consider and address important matters involving the funds, including those presenting conflicts or potential conflicts of interest for management, and they believe they can act independently and effectively.

The Board currently believes that an interested Chairman is appropriate and is in the best interests of the funds and their shareholders, and that its committees help ensure that the funds have effective and independent governance and oversight. The Board believes that an interested Chairman has a professional interest in the quality of the services provided to the funds and that the Chairman is best equipped to provide oversight of such services on a day-to-day basis because of TAM’s sponsorship of the funds and TAM’s ongoing monitoring of the investment sub-advisers that manage the assets of each fund. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Board Members from management. The Independent Board Members also believe that they can effectively act independently without having an Independent Board Member act as Chairman. Among other reasons, this belief is based on the fact that the Independent Board members represent over 75% of the Board.

The Audit Committee, among other things, oversees the accounting and reporting policies and practices and internal controls of the Trust, oversees the quality and integrity of the financial statements of the Trust, approves, prior to appointment, the engagement of the Trust’s independent registered public accounting firm, reviews and evaluates the independent registered public accounting firm’s qualifications, independence and performance, and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to each fund by the independent registered public accounting firm and all permissible non-audit services provided by each fund’s independent registered public accounting firm to TAM and any affiliated service providers if the engagement relates directly to each fund’s operations and financial reporting.

The Nominating Committee is a forum for identifying, considering, selecting and nominating, or recommending for nomination by the Board, candidates to fill vacancies on the Board.

When addressing vacancies, the Nominating Committee sets any necessary standards or qualifications for service on the Board and may consider nominees recommended by any source it deems appropriate, including management and shareholders. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Board Members. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Nominating Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Board Members to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). The committee has, however, established (and reviews from time to time as it deems appropriate) certain desired qualities and qualifications for nominees, including certain personal attributes and certain skills and experience.

Through its oversight of the management and operations of the funds, the Board also has a risk oversight function, which includes (without limitation) the following: (i) requesting and reviewing reports on the operations of the funds (such as reports about the performance of the funds); (ii) reviewing compliance reports and approving compliance policies and procedures of the funds and their service providers; (iii) meeting with management to consider areas of risk and to seek assurances that adequate resources are available to address risks; (iv) meeting with service providers, including fund auditors, to review fund activities; and (v) meeting with the Chief Compliance Officer and other officers of the funds and their service providers to receive information about compliance, and risk assessment and management matters. Such oversight is exercised primarily through the Board and its Audit Committee but, on an ad hoc basis, also can be exercised by the Independent Board Members during executive sessions. The Board has emphasized to TAM and the sub-advisers the importance of maintaining vigorous risk management.

The Board recognizes that not all risks that may affect the funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Board Members as to risk management matters are typically summaries of the relevant information. Most of the funds’ investment management and business affairs are carried out by or through TAM, its affiliates, the sub-advisers and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations. In addition, some risks may be beyond the reasonable control of the Board, the funds, TAM, its affiliates, the sub-advisers or other service providers.

In addition, it is important to note that each fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

68

Additional Information about the Committees of the Board

Both the Audit Committee and Nominating Committee are composed of all of the Independent Board Members. For the fiscal year ended October 31, 2011, the Audit Committee met 5 times and the Nominating Committee met 0 times.

69

Trustee Ownership of Equity Securities

The tables below give the dollar range of shares of the Trust, as well as the aggregate dollar range of shares of all funds/portfolios in the Transamerica Asset Management Group owned by each Trustee as of December 31, 2011. Mr. Warrick became a Trustee on January 1, 2012.

Transamerica Flexible Income
Name	Dollar Range of Equity Securities
Interested Trustees
John K. Carter	None
Alan F. Warrick	None

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	$1-$10,000
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica High Yield Bond
Name	Dollar Range of Equity Securities
Interested Trustees
John K. Carter	None
Alan F. Warrick	None

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	$1-$10,000
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Money Market
Name	Dollar Range of Equity Securities
Interested Trustees
John K. Carter	None
Alan F. Warrick	None

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	$1-$10,000
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

70

Transamerica Short-Term Bond
Name	Dollar Range of Equity Securities
Interested Trustees
John K. Carter	None
Alan F. Warrick	None

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	Over $100,000
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Managed Futures Strategy
Name	Dollar Range of Equity Securities
Interested Trustees
John K. Carter	None
Alan F. Warrick	None

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Asset Allocation – Conservative Portfolio
Name	Dollar Range of Equity Securities
Interested Trustees
John K. Carter	None
Alan F. Warrick	None

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

71

Transamerica Asset Allocation – Growth Portfolio
Name	Dollar Range of Equity Securities
Interested Trustees
John K. Carter	None
Alan F. Warrick	None

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	$10,001-$50,000
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	Over $100,000

Transamerica Asset Allocation – Moderate Growth Portfolio
Name	Dollar Range of Equity Securities
Interested Trustees
John K. Carter	None
Alan F. Warrick	None

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	Over $100,000
Eugene M. Mannella	None
Norman R. Nielsen	$50,001-$100,000
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	Over $100,000

Transamerica Asset Allocation – Moderate Portfolio
Name	Dollar Range of Equity Securities
Interested Trustees
John K. Carter	None
Alan F. Warrick	None

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	$1-$10,000
David W. Jennings	None
Russell A. Kimball, Jr.	Over $100,000
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

72

Transamerica Global Allocation
Name	Dollar Range of Equity Securities
Interested Trustees
John K. Carter	None
Alan F. Warrick	None

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Large Cap Value
Name	Dollar Range of Equity Securities
Interested Trustees
John K. Carter	None
Alan F. Warrick	None

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Global Real Estate Securities
Name	Dollar Range of Equity Securities
Interested Trustees
John K. Carter	None
Alan F. Warrick	None

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

73

Transamerica Global Macro
Name	Dollar Range of Equity Securities
Interested Trustees
John K. Carter	None
Alan F. Warrick	None

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Commodity Strategy
Name	Dollar Range of Equity Securities
Interested Trustees
John K. Carter	None
Alan F. Warrick	None

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica International Value
Name	Dollar Range of Equity Securities
Interested Trustees
John K. Carter	None
Alan F. Warrick	None

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

74

Transamerica Select Equity
Name	Dollar Range of Equity Securities
Interested Trustees
John K. Carter	None
Alan F. Warrick	None

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Growth
Name	Dollar Range of Equity Securities
Interested Trustees
John K. Carter	None
Alan F. Warrick	None

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Core Bond
Name	Dollar Range of Equity Securities
Interested Trustees
John K. Carter	None
Alan F. Warrick	None

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

75

Transamerica International Bond
Name	Dollar Range of Equity Securities
Interested Trustees
John K. Carter	None
Alan F. Warrick	None

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Long/Short Strategy
Name	Dollar Range of Equity Securities
Interested Trustees
John K. Carter	None
Alan F. Warrick	None

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Mid Cap Value
Name	Dollar Range of Equity Securities
Interested Trustees
John K. Carter	None
Alan F. Warrick	None

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

76

Transamerica Emerging Markets Debt
Name	Dollar Range of Equity Securities
Interested Trustees
John K. Carter	None
Alan F. Warrick	None

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Bond
Name	Dollar Range of Equity Securities
Interested Trustees
John K. Carter	None
Alan F. Warrick	None

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica International Equity
Name	Dollar Range of Equity Securities
Interested Trustees
John K. Carter	None
Alan F. Warrick	None

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

77

Transamerica Capital Growth
Name	Dollar Range of Equity Securities
Interested Trustees
John K. Carter	None
Alan F. Warrick	None

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	$50,001-$100,000
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Developing Markets Debt
Name	Dollar Range of Equity Securities
Interested Trustees
John K. Carter	None
Alan F. Warrick	None

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Growth Opportunities
Name	Dollar Range of Equity Securities
Interested Trustees
John K. Carter	None
Alan F. Warrick	None

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	$10,001-$50,000
David W. Jennings	None
Russell A. Kimball, Jr.	$50,001-$100,000
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

78

Transamerica Small Company Growth
Name	Dollar Range of Equity Securities
Interested Trustees
John K. Carter	None
Alan F. Warrick	None

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Multi-Managed Balanced
Name	Dollar Range of Equity Securities
Interested Trustees
John K. Carter	None
Alan F. Warrick	None

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	Over $100,000
David W. Jennings	None
Russell A. Kimball, Jr.	$50,001-$100,000
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Multi-Manager Alternative Strategies Portfolio
Name	Dollar Range of Equity Securities
Interested Trustees
John K. Carter	None
Alan F. Warrick	None

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

79

Transamerica Multi-Manager International Portfolio
Name	Dollar Range of Equity Securities
Interested Trustees
John K. Carter	None
Alan F. Warrick	None

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	$10,001-$50,000
John W. Waechter	$50,001-$100,000

Transamerica International
Name	Dollar Range of Equity Securities
Interested Trustees
John K. Carter	None
Alan F. Warrick	None

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Developing Markets Equity
Name	Dollar Range of Equity Securities
Interested Trustees
John K. Carter	None
Alan F. Warrick	None

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

80

Transamerica Small- & Mid-Cap Value Select
Name	Dollar Range of Equity Securities
Interested Trustees
John K. Carter	None
Alan F. Warrick	None

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Real Return TIPS
Name	Dollar Range of Equity Securities
Interested Trustees
John K. Carter	None
Alan F. Warrick	None

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Total Return
Name	Dollar Range of Equity Securities
Interested Trustees
John K. Carter	None
Alan F. Warrick	None

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

81

Transamerica International Small Cap
Name	Dollar Range of Equity Securities
Interested Trustees
John K. Carter	None
Alan F. Warrick	None

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Small/Mid Cap Value
Name	Dollar Range of Equity Securities
Interested Trustees
John K. Carter	None
Alan F. Warrick	None

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Tactical Income
Name	Dollar Range of Equity Securities
Interested Trustees
John K. Carter	None
Alan F. Warrick	None

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

82

Transamerica Value
Name	Dollar Range of Equity Securities
Interested Trustees
John K. Carter	None
Alan F. Warrick	None

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica International Value Opportunities
Name	Dollar Range of Equity Securities
Interested Trustees
John K. Carter	None
Alan F. Warrick	None

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica International Equity
Name	Dollar Range of Equity Securities
Interested Trustees
John K. Carter	None
Alan F. Warrick	None

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

83

Transamerica Arbitrage Strategy
Name	Dollar Range of Equity Securities
Interested Trustees
John K. Carter	None
Alan F. Warrick	None

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Diversified Equity
Name	Dollar Range of Equity Securities
Interested Trustees
John K. Carter	None
Alan F. Warrick	None

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	Over $100,000
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Emerging Markets
Name	Dollar Range of Equity Securities
Interested Trustees
John K. Carter	None
Alan F. Warrick	None

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

84

Transamerica Quality Value
Name	Dollar Range of Equity Securities
Interested Trustees
John K. Carter	None
Alan F. Warrick	None

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Name	Aggregate Dollar Range of Equity Securities in Transamerica Asset Management Group
Interested Trustees
John K. Carter	Over $100,000
Alan F. Warrick	Over $100,000

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	Over $100,000
David W. Jennings	Over $100,000
Russell A. Kimball, Jr.	Over $100,000
Eugene M. Mannella	None
Norman R. Nielsen	Over $100,000
Joyce G. Norden	None
Patricia L. Sawyer	Over $100,000
John W. Waechter	Over $100,000

As of December 31, 2011, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the Adviser, sub-advisers or Distributor of the funds, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser, sub-advisers or Distributor of the funds.

As indicated above, Eugene M. Mannella, an Independent Trustee, is the chief executive officer of HedgeServ Corporation, a provider of hedge fund administration and accounting services. Mr. Mannella also has an economic interest in HedgeServ Corporation, and serves on the board of HedgeServ Limited, an affiliate of HedgeServ Corporation. HedgeServ Limited provides hedge fund administration and accounting services to funds managed by First Quadrant, the sub-adviser to Transamerica Global Macro. Mr. Mannella is not personally involved in the services provided to First Quadrant. Given his roles with and/or interest in HedgeServ Corporation and HedgeServ Limited, however, Mr. Mannella may be considered to benefit indirectly from HedgeServ Limited’s relationship with First Quadrant. During the calendar years 2010 and 2011, the revenues from services provided to First Quadrant represented less than 2.0% of HedgeServ Limited’s revenues per year.

As of January 1, 2012, Independent Trustee compensation is determined as follows: Independent Trustees receive a total annual retainer fee of $124,000 from the funds/portfolios that make up the Transamerica Asset Management Group, as well as $8,800 for each regularly scheduled meeting attended and each special meetings requiring an in-person quorum attended (whether attended in-person or telephonically). The Independent Trustees receive $4,400 for each telephonic meeting attended. The Trust pays a pro rata share of these fees allocable to each series of Transamerica Funds based on the relative assets of the series. The Lead Independent Trustee of the Board also receives an additional retainer of $40,000 per year. The Audit Committee Chairperson receives an additional retainer of $20,000 per year. The Trust also pays a pro rata share allocable to each series of Transamerica Funds based on the relative assets of the series for the Lead Independent Trustee and Audit Committee Chairperson retainers. Any fees and expenses paid to Interested Trustees and officers are paid by TAM or an affiliate and not by the Trust, except for the Chief Compliance Officer.

85

Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of the Trust (without imposition of sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

Amounts deferred and accrued under the Deferred Compensation Plan are unfunded and unsecured claims against the general assets of the Trust.

The following tables provide compensation amounts paid to Independent Trustees of the funds for the fiscal year ended October 31, 2011.

COMPENSATION TABLE

Transamerica Flexible Income
Name	Aggregate Compensation
Interested Trustees
John K. Carter	N/A
Alan F. Warrick	N/A

Independent Trustees
Sandra N. Bane	$405
Leo J. Hill	$501
David W. Jennings	$405
Russell A. Kimball, Jr.	$405
Eugene M. Mannella	$405
Norman R. Nielsen	$405
Joyce G. Norden	$405
Patricia L. Sawyer	$405
John W. Waechter	$441

Transamerica High Yield Bond
Name	Aggregate Compensation
Interested Trustees
John K. Carter	N/A
Alan F. Warrick	N/A

Independent Trustees
Sandra N. Bane	$1,234
Leo J. Hill	$1,528
David W. Jennings	$1,234
Russell A. Kimball, Jr.	$1,234
Eugene M. Mannella	$1,234
Norman R. Nielsen	$1,234
Joyce G. Norden	$1,234
Patricia L. Sawyer	$1,234
John W. Waechter	$1,344

Transamerica Money Market
Name	Aggregate Compensation
Interested Trustees
John K. Carter	N/A
Alan F. Warrick	N/A

Independent Trustees
Sandra N. Bane	$340
Leo J. Hill	$421
David W. Jennings	$340
Russell A. Kimball, Jr.	$340
Eugene M. Mannella	$340
Norman R. Nielsen	$340
Joyce G. Norden	$340
Patricia L. Sawyer	$340
John W. Waechter	$370

86

Transamerica Short-Term Bond
Name	Aggregate Compensation
Interested Trustees
John K. Carter	N/A
Alan F. Warrick	N/A

Independent Trustees
Sandra N. Bane	$4,601
Leo J. Hill	$5,697
David W. Jennings	$4,601
Russell A. Kimball, Jr.	$4,601
Eugene M. Mannella	$4,601
Norman R. Nielsen	$4,601
Joyce G. Norden	$4,601
Patricia L. Sawyer	$4,601
John W. Waechter	$5,012

Transamerica Managed Futures Strategy
Name	Aggregate Compensation
Interested Trustees
John K. Carter	N/A
Alan F. Warrick	N/A

Independent Trustees
Sandra N. Bane	$380
Leo J. Hill	$471
David W. Jennings	$380
Russell A. Kimball, Jr.	$380
Eugene M. Mannella	$380
Norman R. Nielsen	$380
Joyce G. Norden	$380
Patricia L. Sawyer	$380
John W. Waechter	$414

Transamerica Asset Allocation – Conservative Portfolio
Name	Aggregate Compensation
Interested Trustees
John K. Carter	N/A
Alan F. Warrick	N/A

Independent Trustees
Sandra N. Bane	$1,965
Leo J. Hill	$2,433
David W. Jennings	$1,965
Russell A. Kimball, Jr.	$1,965
Eugene M. Mannella	$1,965
Norman R. Nielsen	$1,965
Joyce G. Norden	$1,965
Patricia L. Sawyer	$1,965
John W. Waechter	$2,141

87

Transamerica Asset Allocation – Growth Portfolio
Name	Aggregate Compensation
Interested Trustees
John K. Carter	N/A
Alan F. Warrick	N/A

Independent Trustees
Sandra N. Bane	$2,666
Leo J. Hill	$3,301
David W. Jennings	$2,666
Russell A. Kimball, Jr.	$2,666
Eugene M. Mannella	$2,666
Norman R. Nielsen	$2,666
Joyce G. Norden	$2,666
Patricia L. Sawyer	$2,666
John W. Waechter	$2,904

Transamerica Asset Allocation – Moderate Growth Portfolio
Name	Aggregate Compensation
Interested Trustees
John K. Carter	N/A
Alan F. Warrick	N/A

Independent Trustees
Sandra N. Bane	$5,318
Leo J. Hill	$6,584
David W. Jennings	$5,318
Russell A. Kimball, Jr.	$5,318
Eugene M. Mannella	$5,318
Norman R. Nielsen	$5,318
Joyce G. Norden	$5,318
Patricia L. Sawyer	$5,318
John W. Waechter	$5,792

Transamerica Asset Allocation – Moderate Portfolio
Name	Aggregate Compensation
Interested Trustees
John K. Carter	N/A
Alan F. Warrick	N/A

Independent Trustees
Sandra N. Bane	$3,733
Leo J. Hill	$4,622
David W. Jennings	$3,733
Russell A. Kimball, Jr.	$3,733
Eugene M. Mannella	$3,733
Norman R. Nielsen	$3,733
Joyce G. Norden	$3,733
Patricia L. Sawyer	$3,733
John W. Waechter	$4,067

88

Transamerica Global Allocation
Name	Aggregate Compensation
Interested Trustees
John K. Carter	N/A
Alan F. Warrick	N/A

Independent Trustees
Sandra N. Bane	$792
Leo J. Hill	$980
David W. Jennings	$792
Russell A. Kimball, Jr.	$792
Eugene M. Mannella	$792
Norman R. Nielsen	$792
Joyce G. Norden	$792
Patricia L. Sawyer	$792
John W. Waechter	$862

Transamerica Large Cap Value
Name	Aggregate Compensation
Interested Trustees
John K. Carter	N/A
Alan F. Warrick	N/A

Independent Trustees
Sandra N. Bane	$1,068
Leo J. Hill	$1,322
David W. Jennings	$1,068
Russell A. Kimball, Jr.	$1,068
Eugene M. Mannella	$1,068
Norman R. Nielsen	$1,068
Joyce G. Norden	$1,068
Patricia L. Sawyer	$1,068
John W. Waechter	$1,164

Transamerica Global Real Estate Securities
Name	Aggregate Compensation
Interested Trustees
John K. Carter	N/A
Alan F. Warrick	N/A

Independent Trustees
Sandra N. Bane	$395
Leo J. Hill	$489
David W. Jennings	$395
Russell A. Kimball, Jr.	$395
Eugene M. Mannella	$395
Norman R. Nielsen	$395
Joyce G. Norden	$395
Patricia L. Sawyer	$395
John W. Waechter	$430

89

Transamerica Global Macro
Name	Aggregate Compensation
Interested Trustees
John K. Carter	N/A
Alan F. Warrick	N/A

Independent Trustees
Sandra N. Bane	$227
Leo J. Hill	$281
David W. Jennings	$227
Russell A. Kimball, Jr.	$227
Eugene M. Mannella	$227
Norman R. Nielsen	$227
Joyce G. Norden	$227
Patricia L. Sawyer	$227
John W. Waechter	$247

Transamerica Commodity Strategy
Name	Aggregate Compensation
Interested Trustees
John K. Carter	N/A
Alan F. Warrick	N/A

Independent Trustees
Sandra N. Bane	$307
Leo J. Hill	$380
David W. Jennings	$307
Russell A. Kimball, Jr.	$307
Eugene M. Mannella	$307
Norman R. Nielsen	$307
Joyce G. Norden	$307
Patricia L. Sawyer	$307
John W. Waechter	$335

Transamerica International Value
Name	Aggregate Compensation
Interested Trustees
John K. Carter	N/A
Alan F. Warrick	N/A

Independent Trustees
Sandra N. Bane	$403
Leo J. Hill	$499
David W. Jennings	$403
Russell A. Kimball, Jr.	$403
Eugene M. Mannella	$403
Norman R. Nielsen	$403
Joyce G. Norden	$403
Patricia L. Sawyer	$403
John W. Waechter	$439

90

Transamerica Select Equity(1)
Name	Aggregate Compensation
Interested Trustees
John K. Carter	N/A
Alan F. Warrick	N/A

Independent Trustees
Sandra N. Bane	-
Leo J. Hill	-
David W. Jennings	-
Russell A. Kimball, Jr.	-
Eugene M. Mannella	-
Norman R. Nielsen	-
Joyce G. Norden	-
Patricia L. Sawyer	-
John W. Waechter	-

Transamerica Growth
Name	Aggregate Compensation
Interested Trustees
John K. Carter	N/A
Alan F. Warrick	N/A

Independent Trustees
Sandra N. Bane	$1,302
Leo J. Hill	$1,613
David W. Jennings	$1,302
Russell A. Kimball, Jr.	$1,302
Eugene M. Mannella	$1,302
Norman R. Nielsen	$1,302
Joyce G. Norden	$1,302
Patricia L. Sawyer	$1,302
John W. Waechter	$1,419

Transamerica Core Bond
Name	Aggregate Compensation
Interested Trustees
John K. Carter	N/A
Alan F. Warrick	N/A

Independent Trustees
Sandra N. Bane	$2,462
Leo J. Hill	$3,048
David W. Jennings	$2,462
Russell A. Kimball, Jr.	$2,462
Eugene M. Mannella	$2,462
Norman R. Nielsen	$2,462
Joyce G. Norden	$2,462
Patricia L. Sawyer	$2,462
John W. Waechter	$2,682

91

Transamerica International Bond
Name	Aggregate Compensation
Interested Trustees
John K. Carter	N/A
Alan F. Warrick	N/A

Independent Trustees
Sandra N. Bane	$504
Leo J. Hill	$624
David W. Jennings	$504
Russell A. Kimball, Jr.	$504
Eugene M. Mannella	$504
Norman R. Nielsen	$504
Joyce G. Norden	$504
Patricia L. Sawyer	$504
John W. Waechter	$549

Transamerica Long/Short Strategy
Name	Aggregate Compensation
Interested Trustees
John K. Carter	N/A
Alan F. Warrick	N/A

Independent Trustees
Sandra N. Bane	$192
Leo J. Hill	$238
David W. Jennings	$192
Russell A. Kimball, Jr.	$192
Eugene M. Mannella	$192
Norman R. Nielsen	$192
Joyce G. Norden	$192
Patricia L. Sawyer	$192
John W. Waechter	$209

Transamerica Mid Cap Value
Name	Aggregate Compensation
Interested Trustees
John K. Carter	N/A
Alan F. Warrick	N/A

Independent Trustees
Sandra N. Bane	$288
Leo J. Hill	$356
David W. Jennings	$288
Russell A. Kimball, Jr.	$288
Eugene M. Mannella	$288
Norman R. Nielsen	$288
Joyce G. Norden	$288
Patricia L. Sawyer	$288
John W. Waechter	$314

92

Transamerica Emerging Markets Debt(1)
Name	Aggregate Compensation
Interested Trustees
John K. Carter	N/A
Alan F. Warrick	N/A

Independent Trustees
Sandra N. Bane	-
Leo J. Hill	-
David W. Jennings	-
Russell A. Kimball, Jr.	-
Eugene M. Mannella	-
Norman R. Nielsen	-
Joyce G. Norden	-
Patricia L. Sawyer	-
John W. Waechter	-

Transamerica Bond
Name	Aggregate Compensation
Interested Trustees
John K. Carter	N/A
Alan F. Warrick	N/A

Independent Trustees
Sandra N. Bane	$914
Leo J. Hill	$1,132
David W. Jennings	$914
Russell A. Kimball, Jr.	$914
Eugene M. Mannella	$914
Norman R. Nielsen	$914
Joyce G. Norden	$914
Patricia L. Sawyer	$914
John W. Waechter	$996

Transamerica International Equity Opportunities
Name	Aggregate Compensation
Interested Trustees
John K. Carter	N/A
Alan F. Warrick	N/A

Independent Trustees
Sandra N. Bane	$837
Leo J. Hill	$1,037
David W. Jennings	$837
Russell A. Kimball, Jr.	$837
Eugene M. Mannella	$837
Norman R. Nielsen	$837
Joyce G. Norden	$837
Patricia L. Sawyer	$837
John W. Waechter	$912

93

Transamerica Capital Growth
Name	Aggregate Compensation
Interested Trustees
John K. Carter	N/A
Alan F. Warrick	N/A

Independent Trustees
Sandra N. Bane	$280
Leo J. Hill	$347
David W. Jennings	$280
Russell A. Kimball, Jr.	$280
Eugene M. Mannella	$280
Norman R. Nielsen	$280
Joyce G. Norden	$280
Patricia L. Sawyer	$280
John W. Waechter	$305

Transamerica Developing Markets Debt
Name	Aggregate Compensation
Interested Trustees
John K. Carter	N/A
Alan F. Warrick	N/A

Independent Trustees
Sandra N. Bane	$510
Leo J. Hill	$631
David W. Jennings	$510
Russell A. Kimball, Jr.	$510
Eugene M. Mannella	$510
Norman R. Nielsen	$510
Joyce G. Norden	$510
Patricia L. Sawyer	$510
John W. Waechter	$555

Transamerica Growth Opportunities
Name	Aggregate Compensation
Interested Trustees
John K. Carter	N/A
Alan F. Warrick	N/A

Independent Trustees
Sandra N. Bane	$627
Leo J. Hill	$776
David W. Jennings	$627
Russell A. Kimball, Jr.	$627
Eugene M. Mannella	$627
Norman R. Nielsen	$627
Joyce G. Norden	$627
Patricia L. Sawyer	$627
John W. Waechter	$683

94

Transamerica Small Company Growth
Name	Aggregate Compensation
Interested Trustees
John K. Carter	N/A
Alan F. Warrick	N/A

Independent Trustees
Sandra N. Bane	$334
Leo J. Hill	$413
David W. Jennings	$334
Russell A. Kimball, Jr.	$334
Eugene M. Mannella	$334
Norman R. Nielsen	$334
Joyce G. Norden	$334
Patricia L. Sawyer	$334
John W. Waechter	$363

Transamerica Multi-Managed Balanced
Name	Aggregate Compensation
Interested Trustees
John K. Carter	N/A
Alan F. Warrick	N/A

Independent Trustees
Sandra N. Bane	$629
Leo J. Hill	$779
David W. Jennings	$629
Russell A. Kimball, Jr.	$629
Eugene M. Mannella	$629
Norman R. Nielsen	$629
Joyce G. Norden	$629
Patricia L. Sawyer	$629
John W. Waechter	$685

Transamerica Multi-Manager Alternative Strategies Portfolio
Name	Aggregate Compensation
Interested Trustees
John K. Carter	N/A
Alan F. Warrick	N/A

Independent Trustees
Sandra N. Bane	$617
Leo J. Hill	$764
David W. Jennings	$617
Russell A. Kimball, Jr.	$617
Eugene M. Mannella	$617
Norman R. Nielsen	$617
Joyce G. Norden	$617
Patricia L. Sawyer	$617
John W. Waechter	$672

95

Transamerica Multi-Manager International Portfolio
Name	Aggregate Compensation
Interested Trustees
John K. Carter	N/A
Alan F. Warrick	N/A

Independent Trustees
Sandra N. Bane	$539
Leo J. Hill	$668
David W. Jennings	$539
Russell A. Kimball, Jr.	$539
Eugene M. Mannella	$539
Norman R. Nielsen	$539
Joyce G. Norden	$539
Patricia L. Sawyer	$539
John W. Waechter	$587

Transamerica International
Name	Aggregate Compensation
Interested Trustees
John K. Carter	N/A
Alan F. Warrick	N/A

Independent Trustees
Sandra N. Bane	$885
Leo J. Hill	$1,096
David W. Jennings	$885
Russell A. Kimball, Jr.	$885
Eugene M. Mannella	$885
Norman R. Nielsen	$885
Joyce G. Norden	$885
Patricia L. Sawyer	$885
John W. Waechter	$964

Transamerica Developing Markets Equity
Name	Aggregate Compensation
Interested Trustees
John K. Carter	N/A
Alan F. Warrick	N/A

Independent Trustees
Sandra N. Bane	$976
Leo J. Hill	$1,208
David W. Jennings	$976
Russell A. Kimball, Jr.	$976
Eugene M. Mannella	$976
Norman R. Nielsen	$976
Joyce G. Norden	$976
Patricia L. Sawyer	$976
John W. Waechter	$1,063

96

Transamerica Small- & Mid-Cap Value Select
Name	Aggregate Compensation
Interested Trustees
John K. Carter	N/A
Alan F. Warrick	N/A

Independent Trustees
Sandra N. Bane	$523
Leo J. Hill	$648
David W. Jennings	$523
Russell A. Kimball, Jr.	$523
Eugene M. Mannella	$523
Norman R. Nielsen	$523
Joyce G. Norden	$523
Patricia L. Sawyer	$523
John W. Waechter	$570

Transamerica Real Return TIPS
Name	Aggregate Compensation
Interested Trustees
John K. Carter	N/A
Alan F. Warrick	N/A

Independent Trustees
Sandra N. Bane	$1,374
Leo J. Hill	$1,701
David W. Jennings	$1,374
Russell A. Kimball, Jr.	$1,374
Eugene M. Mannella	$1,374
Norman R. Nielsen	$1,374
Joyce G. Norden	$1,374
Patricia L. Sawyer	$1,374
John W. Waechter	$1,496

Transamerica Total Return
Name	Aggregate Compensation
Interested Trustees
John K. Carter	N/A
Alan F. Warrick	N/A

Independent Trustees
Sandra N. Bane	$975
Leo J. Hill	$1,207
David W. Jennings	$975
Russell A. Kimball, Jr.	$975
Eugene M. Mannella	$975
Norman R. Nielsen	$975
Joyce G. Norden	$975
Patricia L. Sawyer	$975
John W. Waechter	$1,062

97

Transamerica International Small Cap
Name	Aggregate Compensation
Interested Trustees
John K. Carter	N/A
Alan F. Warrick	N/A

Independent Trustees
Sandra N. Bane	$865
Leo J. Hill	$1,071
David W. Jennings	$865
Russell A. Kimball, Jr.	$865
Eugene M. Mannella	$865
Norman R. Nielsen	$865
Joyce G. Norden	$865
Patricia L. Sawyer	$865
John W. Waechter	$942

Transamerica Small/Mid Cap Value
Name	Aggregate Compensation
Interested Trustees
John K. Carter	N/A
Alan F. Warrick	N/A

Independent Trustees
Sandra N. Bane	$1,127
Leo J. Hill	$1,395
David W. Jennings	$1,127
Russell A. Kimball, Jr.	$1,127
Eugene M. Mannella	$1,127
Norman R. Nielsen	$1,127
Joyce G. Norden	$1,127
Patricia L. Sawyer	$1,127
John W. Waechter	$1,227

Transamerica Tactical Income(2)
Name	Aggregate Compensation
Interested Trustees
John K. Carter	N/A
Alan F. Warrick	N/A

Independent Trustees
Sandra N. Bane	-
Leo J. Hill	-
David W. Jennings	-
Russell A. Kimball, Jr.	-
Eugene M. Mannella	-
Norman R. Nielsen	-
Joyce G. Norden	-
Patricia L. Sawyer	-
John W. Waechter	-

98

Transamerica Value
Name	Aggregate Compensation
Interested Trustees
John K. Carter	N/A
Alan F. Warrick	N/A

Independent Trustees
Sandra N. Bane	$649
Leo J. Hill	$804
David W. Jennings	$649
Russell A. Kimball, Jr.	$649
Eugene M. Mannella	$649
Norman R. Nielsen	$649
Joyce G. Norden	$649
Patricia L. Sawyer	$649
John W. Waechter	$707

Transamerica International Value Opportunities
Name	Aggregate Compensation
Interested Trustees
John K. Carter	N/A
Alan F. Warrick	N/A

Independent Trustees
Sandra N. Bane	$1,142
Leo J. Hill	$1,414
David W. Jennings	$1,142
Russell A. Kimball, Jr.	$1,142
Eugene M. Mannella	$1,142
Norman R. Nielsen	$1,142
Joyce G. Norden	$1,142
Patricia L. Sawyer	$1,142
John W. Waechter	$1,244

Transamerica International Equity(3)
Name	Aggregate Compensation
Interested Trustees
John K. Carter	N/A
Alan F. Warrick	N/A

Independent Trustees
Sandra N. Bane	$172
Leo J. Hill	$213
David W. Jennings	$172
Russell A. Kimball, Jr.	$172
Eugene M. Mannella	$172
Norman R. Nielsen	$172
Joyce G. Norden	$172
Patricia L. Sawyer	$172
John W. Waechter	$187

99

Transamerica Arbitrage Strategy(4)
Name	Aggregate Compensation
Interested Trustees
John K. Carter	N/A
Alan F. Warrick	N/A

Independent Trustees
Sandra N. Bane	$83
Leo J. Hill	$103
David W. Jennings	$83
Russell A. Kimball, Jr.	$83
Eugene M. Mannella	$83
Norman R. Nielsen	$83
Joyce G. Norden	$83
Patricia L. Sawyer	$83
John W. Waechter	$91

Transamerica Diversified Equity
Name	Aggregate Compensation
Interested Trustees
John K. Carter	N/A
Alan F. Warrick	N/A

Independent Trustees
Sandra N. Bane	$1,343
Leo J. Hill	$1,663
David W. Jennings	$1,343
Russell A. Kimball, Jr.	$1,343
Eugene M. Mannella	$1,343
Norman R. Nielsen	$1,343
Joyce G. Norden	$1,343
Patricia L. Sawyer	$1,343
John W. Waechter	$1,463

Transamerica Emerging Markets
Name	Aggregate Compensation
Interested Trustees
John K. Carter	N/A
Alan F. Warrick	N/A

Independent Trustees
Sandra N. Bane	$688
Leo J. Hill	$852
David W. Jennings	$688
Russell A. Kimball, Jr.	$688
Eugene M. Mannella	$688
Norman R. Nielsen	$688
Joyce G. Norden	$688
Patricia L. Sawyer	$688
John W. Waechter	$749

100

Transamerica Quality Value(5)
Name	Aggregate Compensation
Interested Trustees
John K. Carter	N/A
Alan F. Warrick	N/A

Independent Trustees
Sandra N. Bane	$2,181
Leo J. Hill	$2,700
David W. Jennings	$2,181
Russell A. Kimball, Jr.	$2,181
Eugene M. Mannella	$2,181
Norman R. Nielsen	$2,181
Joyce G. Norden	$2,181
Patricia L. Sawyer	$2,181
John W. Waechter	$2,375

Name	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Trustees from Fund Asset Management Group(6)
Interested Trustees
John K. Carter	N/A	N/A
Alan F. Warrick	N/A	N/A

Independent Trustees
Sandra N. Bane	-	$168,000
Leo J. Hill	-	$208,000
David W. Jennings	-	$168,000
Russell A. Kimball, Jr.	-	$168,000
Eugene M. Mannella	-	$168,000
Norman R. Nielsen	-	$168,000
Joyce G. Norden	-	$168,000
Patricia L. Sawyer	-	$168,000
John W. Waechter	-	$183,000

(1)	Transamerica Select Equity and Transamerica Emerging Markets Debt commenced operations on August 31, 2011.

101

(2)	Transamerica Tactical Income commenced operations on October 31, 2011.
(3)	Transamerica International Equity commenced operations on March 1, 2011.
(4)	Transamerica Arbitrage Strategy commenced operations on May 1, 2011.
(5)	Transamerica Quality Value commenced operations on November 15, 2010.
(6)

Of this aggregate compensation, the total amounts deferred from the funds of Transamerica Funds (including earnings and dividends) and accrued for the benefit of the participating Trustees for the fiscal year ended October 31, 2011 were as follows: Sandra N. Bane, $0; Leo J. Hill, $1,164; David W. Jennings, $0; Russell A. Kimball, Jr., $2,691; Eugene M. Mannella, $0; Norman R. Nielsen, $0; Joyce G. Norden, $0; Patricia L. Sawyer, $12,672; and John W. Waechter, $0.

As of February 3, 2012, the trustees and officers held in aggregate less than 1% of the outstanding shares of each of the series of the Trust.

SHAREHOLDER COMMUNICATION PROCEDURES WITH BOARD OF TRUSTEES

The Board of Trustees of the Trust has adopted these procedures by which shareholders of the funds may send written communications to the Board. Shareholders may mail written communications to the Board, addressed to the care of the Secretary of the Trust (“Secretary”), as follows:

Board of Trustees
Transamerica Funds
c/o Secretary
570 Carillon Parkway
St. Petersburg, Florida 33716

Each shareholder communication must: (i) be in writing and be signed by the shareholder; (ii) identify the underlying series of the Trust to which it relates; and (iii) identify the class (if applicable) held by the shareholder. The Secretary is responsible for collecting, reviewing and organizing all properly submitted shareholder communications. Usually, with respect to each properly submitted shareholder communication, the Secretary shall either: (i) provide a copy of the communication to the Board at the next regularly scheduled Board meeting; or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because the communication: (i) does not reasonably relate to a series of the Trust or its operation, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Trust; or (ii) is ministerial in nature (such as a request for fund literature, share data or financial information). These procedures shall not apply to (i) any communication from an officer or Trustee of the Trust, (ii) any communication from an employee or agent of the Trust, unless such communication is made solely in such employee’s or agent’s capacity as a shareholder, (iii) any shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (“Exchange Act”) or any communication made in connection with such a proposal, or (iv) any communication that reasonably may be considered to be a complaint regarding the Trust or shareholder services, which complaint shall instead be promptly forwarded to the Trust’s Chief Compliance Officer. The Trustees are not required to attend the Trust’s shareholder meetings, if any, or to otherwise make themselves available to shareholders for communications, other than pursuant to these Procedures.

DEALER REALLOWANCES

CLASS A, CLASS B, CLASS C, AND CLASS T SHARES ONLY (NOT APPLICABLE TO CLASS I, CLASS I2 OR CLASS R SHARES).

Transamerica Funds sells shares of its funds both directly and through authorized dealers. When you buy shares, your fund receives the entire NAV of the shares you purchase. TCI keeps the sales charge, then “reallows” a portion to the dealers through which shares were purchased. This is how dealers are compensated. From time to time, and particularly in connection with sales that are not subject to a sales charge, TCI may enter into agreements with a broker or dealer whereby the dealer reallowance is less than the amounts indicated in the following tables.

Promotions may also involve non-cash incentives such as prizes or merchandise. Non-cash compensation may also be in the form of attendance at seminars conducted by TCI, including lodging and travel expenses, in accordance with the rules of the FINRA.

Reallowances may also be given to financial institutions to compensate them for their services in connection with Class A share sales and servicing of shareholder accounts.

102

Class A Share Dealer Reallowances

(all funds except Transamerica Flexible Income, Transamerica High Yield Bond, Transamerica Money Market, Transamerica Short-Term Bond, Transamerica Emerging Markets Debt

and Transamerica Tactical Income)

Amount of Purchase	Reallowance to Dealers as a Percent of Offering Price
Under $50 Thousand	4.75%
$50 Thousand to under $100 Thousand	4.00%
$100 Thousand to under $250 Thousand	2.75%
$250 Thousand to under $500 Thousand	2.25%
$500 Thousand to under $1 Million	1.75%
For purchases of $1 Million and above:
$1 Million to under $5 Million	1.00%*
$5 Million to under $50 Million	Plus 0.50%*
$50 Million and above	Plus 0.25%*

Class A Share Dealer Reallowances

(Transamerica Flexible Income, Transamerica High Yield Bond,

Transamerica Emerging Markets Debt and Transamerica Tactical Income)

Amount of Purchase	Reallowance to Dealers as a Percent of Offering Price
Under $50 Thousand	4.00%
$50 Thousand to under $100 Thousand	3.25%
$100 Thousand to under $250 Thousand	2.75%
$250 Thousand to under $500 Thousand	1.75%
$500 Thousand to under $1 Million	1.00%
For purchases of $1 Million and above:
$1 Million to under $5 Million	0.50%*
$5 Million and above	Plus 0.25%*

Class A Share Dealer Reallowances

(Transamerica Short-Term Bond)

Amount of Purchase	Reallowance to Dealers as a Percent of Offering Price
Under $250 Thousand	2.00%
$250 Thousand to under $5 Million	0.50%
$5 Million and Above	Plus 0.25%*

*

No Dealer Reallowance is paid on purchases made on behalf of wrap accounts for the benefit of certain broker-dealers, financial institutions, or financial planners, who have entered into arrangements with Transamerica Funds or TCI, and for purchases made by a retirement plan described in Section 401(a), 401(k), 401(m), or 457 of the Code.

Class B Share Dealer Reallowances

Amount of Purchase	Reallowance to Dealers as a Percent of Offering Price
All purchases	4.00%*

Class C Share Dealer Reallowances

Amount of Purchase	Reallowance to Dealers as a Percent of Offering Price
All purchases	1.00%**(a)

Class T Share Dealer Reallowances

(Transamerica Diversified Equity)

Amount of Purchase	Reallowance to Dealers as a Percent of Offering Price
Under $10,000	7.00%
$10,000 to under $25,000	6.25%
$25,000 to under $50,000	5.50%
$50,000 to under $75,000	5.00%
$75,000 to under $100,000	4.25%
$100,000 to under $250,000	3.75%
$250,000 to under $500,000	2.50%
$500,000 to under $1,000,000	1.00%
$1,000,000 and over	1.00%

*

From time to time, TCI may reallow to a dealer an amount less than 4% on sales of Class B shares. In such circumstances, TCI will benefit directly to the extent the reallowance percentage is reduced below 4% on any purchase of Class B shares.

103

**

From time to time, TCI may enter into agreements with brokers and dealers whereby the dealer allowance may be less than the amount indicated. Such agreements would also provide that the applicable shares could be subject to a contingent deferred sales charge for a period less than the otherwise applicable period.

(a)	All shares designated as Class C2 shares on March 1, 2004 were converted to Class C shares on June 15, 2004. On September 24, 2004, Class M shares were converted into Class C shares.

Effective July 15, 2010, Class B shares are no longer available to new investors.

DISTRIBUTION PLANS

CLASS A, CLASS B, CLASS C, AND CLASS R SHARES ONLY (NOT APPLICABLE TO CLASS I, CLASS I2 AND CLASS T SHARES).

As stated in the prospectus, each fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (individually, a “Plan” and collectively, the “Plans”), applicable to Class A, Class B, Class C and Class R shares of the fund, as applicable. This Plan is structured as a Compensation Plan. Class I shares, Class I2 shares and Class T shares are not subject to distribution and service fees.

In determining whether to approve the Distribution Plan and the Distribution Agreements, the Trustees considered the possible advantages afforded shareholders from adopting the Distribution Plans and Distribution Agreements. The Trustees were informed by representatives of TCI that payments of distribution-related expenses by the funds under the Distribution Plans would provide incentives to TCI to establish and maintain an enhanced distribution system whereby new investors will be attracted to the funds. The Trustees believe that improvements in distribution services should result in increased sales of shares in the funds. In turn, increased sales are expected to lead to an increase in a fund’s net asset levels, which would enable the funds to achieve economies of scale and lower their per-share operating expenses. In addition, higher net asset levels could enhance the investment management of the funds, for net inflows of cash from new sales may enable a fund’s investment adviser and sub-adviser to take advantage of attractive investment opportunities. Finally, reduced redemptions could eliminate the potential need to liquidate attractive securities positions in order to raise the capital necessary to meet redemption requests.

Under the Plans, for Class A shares, a fund may pay TCI annual distribution and service fees of up to 0.30% of the average daily net assets of a fund’s Class A shares. For Class B shares, a fund may pay TCI annual distribution and service fees of up to 1.00% of the average daily net assets of a fund’s Class B shares. For Class C shares, a fund may pay TCI annual distribution and service fees of up to 1.00% of the average daily net assets of a fund’s Class C shares. For Class R shares, a fund may pay TCI annual distribution and service fees of up to 0.50% of the average daily net assets of a fund’s Class R shares. Financial Intermediaries that receive distribution and/or service fees may in turn pay and/or reimburse all or a portion of these fees to their customers.

TCI may use the fees payable under the Plan as it deems appropriate to pay for activities or expenses primarily intended to result in the sale of the Class A, Class B, Class C or Class R shares, or in personal service to and/or maintenance of these shareholder accounts. In the case of funds or classes of shares that are closed to new investors or investments, TCI also may use the fees payable under the Plan to make payments to brokers and other financial intermediaries for past sales and distribution efforts. For each class, these activities and expenses may include, but are not limited to:

¡	Compensation to employees of TCI;

¡	Compensation to and expenses of TCI and other selected dealers who engage in or otherwise support the distribution of shares or who service shareholder accounts;

¡

In the case of a fund or a class of shares that is closed to new investors or investments, payment for services to and for maintenance of existing shareholder accounts and compensation of broker-dealers or other intermediaries for past sales and distribution efforts;

¡	The costs of printing and distributing prospectuses, statements of additional information and reports for other than existing shareholders; and

¡	The cost of preparing, printing and distributing sales literature and advertising materials.

Under the Plan, as required by Rule 12b-1, the Board of Trustees will review, at least quarterly, a written report provided by TCI of the amounts expended in distributing and servicing Class A, Class B, Class C or Class R shares of the funds and the purpose for which such expenditures were made. For so long as the Plan is in effect, selection and nomination of the Trustees who are not interested persons of the fund shall be committed to the discretion of the Trustees who are not interested persons of the fund.

A Plan may be terminated as to a class of shares of a fund at any time by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the applicable class. The Plan may be amended by vote of the Trustees, including a majority of the Independent Trustees of the fund that have no direct or indirect financial interest in the operation of the Plan or any agreement relating thereto, cast in person at a meeting called for that purpose. Any amendment of the Plan that would materially increase the costs to a particular class of shares of a fund requires approval by the shareholders of that class. The Plan will remain in effect for successive one year periods, so long as such continuance is approved annually by vote of the fund’s Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such continuance.

104

DISTRIBUTION FEES

CLASS A, CLASS B, CLASS C AND CLASS R SHARES ONLY (NOT APPLICABLE TO CLASS I, CLASS I2 AND CLASS T SHARES, WHICH DO NOT INCUR DISTRIBUTION FEES).

Total distribution expenses incurred by TCI for the costs of promotion and distribution with respect to Class A, B* and C shares for the funds for the fiscal year ended October 31, 2011 were as follows:

Transamerica Flexible Income

	Class A	Class B*	Class C
Promotion and Distribution Expenses
Compensation to dealers	$156,584	$21,693	$479,079
Compensation to sales personnel	$166,482	$6,805	$161,633
Printing and postage	$14,974	$622	$14,898
Promotional expenses	$22,876	$905	$20,370
Travel	$16,479	$670	$15,375
Office and other expenses	$116,943	$4,878	$111,693

TOTALS	$494,338	$35,573	$803,048

Transamerica High Yield Bond

	Class A	Class B*	Class C
Promotion and Distribution Expenses
Compensation to dealers	$483,707	$26,421	$393,064
Compensation to sales personnel	$521,600	$8,426	$82,340
Printing and postage	$47,747	$738	$7,628
Promotional expenses	$66,026	$1,263	$10,574
Travel	$50,113	$866	$7,800
Office and other expenses	$362,646	$5,977	$56,717

TOTALS	$1,531,839	$43,691	$558,123

Transamerica Money Market

	Class A	Class B*	Class C
Promotion and Distribution Expenses
Compensation to dealers	$-	$24,666	$19,595
Compensation to sales personnel	$60,473	$20,791	$24,022
Printing and postage	$5,715	$1,919	$2,252
Promotional expenses	$7,860	$2,537	$3,115
Travel	$5,648	$1,937	$2,264
Office and other expenses	$41,794	$13,982	$16,661

TOTALS	$121,490	$65,832	$67,909

Transamerica Short-Term Bond

	Class A	Class C
Promotion and Distribution Expenses
Compensation to dealers	$2,564,039	$6,912,269
Compensation to sales personnel	$1,938,419	$1,559,952
Printing and postage	$179,960	$144,130
Promotional expenses	$253,889	$197,790
Travel	$184,087	$147,392
Office and other expenses	$1,339,950	$1,068,354

TOTALS	$6,460,344	$10,029,887

Transamerica Asset Allocation – Conservative Portfolio

	Class A	Class B*	Class C	Class R
Promotion and Distribution Expenses
Compensation to dealers	$1,018,107	$243,082	$5,622,214	$13,873
Compensation to sales personnel	$691,524	$35,138	$691,919	$6,187
Printing and postage	$64,761	$3,320	$64,614	$590
Promotional expenses	$87,669	$4,478	$91,253	$807
Travel	$64,576	$3,242	$65,467	$573
Office and other expenses	$473,674	$23,880	$478,759	$4,271

TOTALS	$2,400,311	$313,140	$7,014,226	$26,301

105

Transamerica Asset Allocation – Growth Portfolio

	Class A	Class B*	Class C	Class R
Promotion and Distribution Expenses
Compensation to dealers	$1,326,865	$518,186	$7,613,733	$19,493
Compensation to sales personnel	$758,750	$92,087	$684,680	$7,197
Printing and postage	$71,588	$8,679	$64,548	$677
Promotional expenses	$101,246	$12,141	$93,584	$935
Travel	$71,443	$8,642	$64,852	$676
Office and other expenses	$527,450	$63,715	$477,811	$4,981

TOTALS	$2,857,342	$703,450	$8,999,208	$33,959

Transamerica Asset Allocation – Moderate Growth Portfolio

	Class A	Class B*	Class C	Class R
Promotion and Distribution Expenses
Compensation to dealers	$2,626,254	$963,811	$15,677,562	$27,165
Compensation to sales personnel	$1,453,783	$173,839	$1,541,149	$12,105
Printing and postage	$136,897	$16,516	$144,946	$1,117
Promotional expenses	$194,315	$22,817	$209,487	$1,700
Travel	$137,047	$16,187	$146,018	$1,180
Office and other expenses	$1,009,352	$120,257	$1,073,476	$8,550

TOTALS	$5,557,648	$1,313,427	$18,792,638	$51,817

Transamerica Asset Allocation – Moderate Portfolio

	Class A	Class B*	Class C	Class R
Promotion and Distribution Expenses
Compensation to dealers	$1,886,175	$495,453	$11,084,219	$23,620
Compensation to sales personnel	$1,166,994	$81,247	$1,242,677	$14,508
Printing and postage	$109,316	$7,644	$116,384	$1,328
Promotional expenses	$153,933	$10,876	$166,111	$1,868
Travel	$110,076	$7,649	$117,554	$1,401
Office and other expenses	$806,928	$56,207	$860,918	$10,146

TOTALS	$4,233,422	$659,076	$13,587,863	$52,871

Transamerica Emerging Markets Debt(1)

	Class A	Class C
Promotion and Distribution Expenses
Compensation to dealers	$1,453	$7,040
Compensation to sales personnel	$7,864	$3,273
Printing and postage	$713	$297
Promotional expenses	$864	$359
Travel	$765	$318
Office and other expenses	$5,639	$2,347

TOTALS	$17,298	$13,634

Transamerica Capital Growth

	Class A	Class B*	Class C
Promotion and Distribution Expenses
Compensation to dealers	$156,325	$36,630	$167,756
Compensation to sales personnel	$115,475	$9,675	$21,263
Printing and postage	$11,115	$910	$2,090
Promotional expenses	$15,901	$1,281	$2,951
Travel	$10,907	$910	$1,951
Office and other expenses	$82,551	$6,690	$14,939

TOTALS	$392,274	$56,096	$210,950

Transamerica Growth Opportunities

	Class A	Class B*	Class C
Promotion and Distribution Expenses
Compensation to dealers	$246,337	$44,989	$154,012
Compensation to sales personnel	$218,327	$11,597	$15,074
Printing and postage	$23,126	$1,090	$1,467
Promotional expenses	$33,510	$1,516	$2,218
Travel	$19,393	$1,086	$1,428
Office and other expenses	$160,317	$7,981	$10,854

TOTALS	$701,010	$68,259	$185,053

106

Transamerica Multi-Managed Balanced

	Class A	Class B*	Class C
Promotion and Distribution Expenses
Compensation to dealers	$306,964	$42,163	$386,181
Compensation to sales personnel	$258,916	$11,669	$67,633
Printing and postage	$23,930	$1,095	$6,712
Promotional expenses	$28,248	$1,488	$9,497
Travel	$23,183	$1,097	$6,181
Office and other expenses	$166,481	$8,102	$47,807

TOTALS	$807,722	$65,614	$524,011

Transamerica Multi-Manager Alternative Strategies Portfolio

	Class A	Class C
Promotion and Distribution Expenses
Compensation to dealers	$439,765	$1,389,474
Compensation to sales personnel	$534,518	$332,097
Printing and postage	$49,489	$30,518
Promotional expenses	$74,784	$46,251
Travel	$51,955	$32,421
Office and other expenses	$377,687	$234,122

TOTALS	$1,528,198	$2,064,883

Transamerica Multi-Manager International Portfolio

	Class A	Class B*	Class C
Promotion and Distribution Expenses
Compensation to dealers	$344,610	$47,184	$1,361,675
Compensation to sales personnel	$220,039	$7,020	$138,392
Printing and postage	$21,056	$663	$13,215
Promotional expenses	$30,219	$918	$17,821
Travel	$20,601	$654	$12,729
Office and other expenses	$153,834	$4,820	$94,889

TOTALS	$790,359	$61,259	$1,638,721

Transamerica Small/Mid Cap Value

	Class A	Class B*	Class C
Promotion and Distribution Expenses
Compensation to dealers	$756,141	$99,982	$1,908,722
Compensation to sales personnel	$742,478	$11,567	$280,007
Printing and postage	$70,797	$1,087	$26,488
Promotional expenses	$105,334	$1,566	$40,092
Travel	$70,576	$1,095	$26,870
Office and other expenses	$525,864	$8,044	$198,766

TOTALS	$2,271,190	$123,341	$2,480,945

Transamerica Tactical Income(2)

	Class A	Class C
Promotion and Distribution Expenses
Compensation to dealers	N/A	N/A
Compensation to sales personnel	N/A	N/A
Printing and postage	N/A	N/A
Promotional expenses	N/A	N/A
Travel	N/A	N/A
Office and other expenses	N/A	N/A

TOTALS	N/A	N/A

Transamerica International Equity(3)

	Class A	Class C
Promotion and Distribution Expenses
Compensation to dealers	$269	$198
Compensation to sales personnel	$864	$525
Printing and postage	$86	$59
Promotional expenses	$151	$83
Travel	$84	$45
Office and other expenses	$648	$392

TOTALS	$2,102	$1,302

107

Transamerica Diversified Equity

	Class A	Class B*	Class C
Promotion and Distribution Expenses
Compensation to dealers	$208,508	$27,454	$139,492
Compensation to sales personnel	$52,967	$7,933	$7,572
Printing and postage	$5,005	$744	$713
Promotional expenses	$7,040	$1,034	$1,016
Travel	$4,975	$746	$714
Office and other expenses	$36,785	$5,482	$5,255

TOTALS	$315,280	$43,393	$154,762

Transamerica Quality Value(4)

	Class A	Class C
Promotion and Distribution Expenses
Compensation to dealers	$1,177	$14,862
Compensation to sales personnel	$4,222	$7,101
Printing and postage	$407	$741
Promotional expenses	$595	$1,041
Travel	$392	$622
Office and other expenses	$2,937	$5,044

TOTALS	$9,730	$29,411

*	Effective July 15, 2010, Class B shares are no longer available to new investors.

(1)	Transamerica Emerging Markets Debt commenced operations on August 31, 2011.
(2)	Transamerica Tactical Income commenced operations on October 31, 2011.
(3)	Transamerica International Equity commenced operations on March 1, 2011.
(4)	Transamerica Quality Value commenced operations on November 15, 2010.

NET ASSET VALUE DETERMINATION

The price at which shares are purchased or redeemed is the net asset value per share (“NAV”) that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption order in good order by the fund or an authorized intermediary.

When Share Price is Determined

The NAV of all funds is determined on each day the New York Stock Exchange (“NYSE”) is open for business. The NAV is not determined on days when the NYSE is closed (generally, New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a fund does not price its shares (therefore, the value of a fund’s foreign securities may change on days when shareholders will not be able to buy or sell shares of the funds).

Investors may purchase shares of the funds at the “offering price” of the shares, which is the NAV plus any applicable initial sales charge.

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business on the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV as determined at the close of the NYSE that day (plus or minus applicable sales charges). Purchase and redemption requests received after the NYSE is closed receive the NAV determined as of the close of the NYSE the next day the NYSE is open.

Purchase orders for shares of the Transamerica asset allocation funds that are received in good order and accepted before the close of business on the NYSE receive the NAV determined as of the close of the NYSE that day. For direct purchases, corresponding orders for shares of the underlying constituent funds are priced on the same day that orders for shares of the asset allocation funds are received and accepted. For purchases of shares of the Transamerica Asset Allocation funds through the NSCC, orders for shares of the underlying constituent funds will be placed after the receipt and acceptance of the settled purchase order for shares of the Asset Allocation funds. For investments in separate accounts of insurance companies that invest in Class I shares of the funds, orders for Class I shares will be placed after the receipt and acceptance of the investment in the insurance company separate account.

How NAV is Determined

The NAV of each fund (or class thereof) is calculated by taking the value of its net assets and dividing by the number of shares of the fund (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the funds’ securities for the purposes of determining the funds’ NAV. The valuation of the securities of the funds is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the funds to TAM.

108

In general, securities and other investments are valued based on market value priced at the close of regular trading on the NYSE. Fund securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-denominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over the counter are valued at the last bid price. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the funds’ Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with fair valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The funds use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with funds’ valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV.

DIVIDENDS AND OTHER DISTRIBUTIONS

CLASS A, CLASS B, CLASS C, CLASS I, CLASS I2, CLASS R AND CLASS T SHARES.

An investor may choose among several options with respect to dividends and capital gains distributions payable to the investor. Dividends or other distributions will be paid in full and fractional shares at the net asset value determined as of the ex-dividend date unless the shareholder has elected another distribution option as described in the prospectus. The quarterly ex-dividend date for Transamerica Asset Allocation – Conservative Portfolio will be 3 business days following the ex-dividend date of the underlying Transamerica funds in which it invests. The December annual ex-dividend date for all other Asset Allocation funds will be 3 business days following the ex-dividend date of the underlying Transamerica funds in which they invest. Transaction confirmations and checks for payments designated to be made in cash generally will be mailed on the payable date. The per share income dividends on Class B, Class C and Class R shares of a fund are anticipated to be lower than the per share income dividends on Class A, Class I, Class I2 and Class T shares of that fund as a result of higher distribution and service fees applicable to Class B, Class C, and Class R shares.

SHAREHOLDER ACCOUNTS

Detailed information about general procedures for Shareholder Accounts and specific types of accounts is set forth in each fund’s prospectus.

PURCHASE OF SHARES

CLASS A, CLASS B, CLASS C, CLASS I, CLASS I2, CLASS R AND CLASS T SHARES.

As stated in the prospectuses, the funds currently offer investors a choice of eight classes of shares: Class A, Class B, Class C, Class I, Class I2, Class R and Class T shares. Not all Transamerica Funds offer all classes of shares. (All shares previously designated as Class C2 shares on March 1, 2004 were converted to Class C shares on June 15, 2004. On September 24, 2004, previously existing Class M shares were converted into Class C shares. On November 30, 2009, all shares previously designated as Class I shares were re-designated Class I2 shares.

Class A, Class B* or Class C shares of a fund can be purchased through TCI or through broker-dealers or other financial institutions that have sales agreements with TCI. Shares of each fund are sold at the NAV as determined at the close of the regular session of business on the NYSE next occurring after a purchase order is received and accepted by the fund. (The applicable sales charge is added in the case of Class A and Class T shares.) The prospectus contains detailed information about the purchase of fund shares.

*

Shareholders who have purchased Class B shares of a fund before 4:00 p.m. on July 14, 2010 (the “Close Time”) may continue to hold those shares until they automatically convert to Class A shares as provided in the existing conversion schedule set forth in the prospectus.

109

Effective as of the Close Time, Class B shares of each fund will no longer be offered for purchase – including to Existing Class B shareholders – except in the following circumstances:

•

Existing Class B shareholders that have established 403(b) or SIMPLE IRA accounts directly with the Trust before the Close Time may make additional purchases of Class B shares of the funds in those accounts after the Close Time.

•

Existing Class B shareholders that have established automatic investment and/or payroll deduction accounts directly with the Trust before the Close Time may continue to make additional purchases of Class B shares of the funds pursuant to those programs after the Close Time.

•	Existing Class B shareholders may also continue to exchange their Class B shares for Class B shares of other funds, subject to the requirements described in the prospectus.

•	Existing Class B Shareholders may continue to add to their accounts through dividend and capital gains reinvestments.

Except in the circumstances set forth above, any purchase order for a fund’s Class B shares received after the Close Time will not be processed in Class B shares. All other features of Class B shares described in the prospectus and this SAI – including contingent deferred sales charges, Rule 12b-1 distribution and service fees, and conversion and redemption features – will remain unchanged and will continue in effect after the Close Time.

Class I shares are currently primarily offered for investment to institutional investors including, but not limited to, fee-based programs, qualified retirement plans, certain endowment plans and foundations and Directors, Trustees and employees of the funds’ affiliates. The minimum investment for Class I shares is $1,000,000 per fund account, but will be waived for certain investors, including fee-based programs, qualified retirement plans, financial intermediaries that submit trades on behalf of underlying investors Directors, Trustees and officers of any Transamerica-sponsored funds, and employees of Transamerica and its affiliates.

Class I2 shares are currently primarily offered for investment in certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the funds are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts.

Class R shares are intended for purchase by participants in certain retirement plans as described in the prospectus.

Transamerica Diversified Equity includes Class T shares, which are not available for new investors.

Shareholders whose investments are transferred from one class of shares of a Transamerica fund to another class of shares of the same Transamerica fund for administrative or eligibility reasons also may qualify for a waiver or reduction of sales charges and/or redemption charges in connection with the exchange.

Each fund reserves the right to make additional exceptions or otherwise to modify the foregoing policies at any time.

Information on sales charge reductions and/or waivers can also be found on the Transamerica Funds’ website at www.transamericafunds.com.

CLASS R SHARES.

As stated in the prospectus, Class R shares are currently offered for investment only by the following funds: Transamerica Asset Allocation – Conservative Portfolio, Transamerica Asset Allocation – Growth Portfolio, Transamerica Asset Allocation – Moderate Growth Portfolio and Transamerica Asset Allocation – Moderate Portfolio, each a series of Transamerica Funds.

Class R shares are only offered through 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans (eligible retirement plans).

Class R shares are available only to eligible retirement plans where Class R shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary).

RETIREMENT PLANS

CLASS A, CLASS B, CLASS C, CLASS I AND CLASS T ONLY (NOT APPLICABLE TO CLASS I2 AND CLASS R SHARES).

Transamerica Funds offers several types of retirement plans that an investor may establish to invest in shares of a fund with tax deductible dollars. Prototype retirement plan documents for Individual Retirement Accounts, Code Section 403(b)(7) plans and SEP-IRA and SIMPLE IRA plans are available by calling or writing TFS Customer Service. These plans require the completion of separate applications, which are also available from TFS Customer Service. State Street Bank and Trust Company, Kansas City, Missouri (“State Street”), acts as the custodian or trustee under these plans for which it charges an annual fee of $15.00 on each such fund account with a maximum of $30.00 per tax identification number. However, if your combined retirement plan and ESA account(s)’

110

balance per taxpayer identification number is more than $50,000, there is no fee. To receive additional information or forms on these plans, please call your financial adviser or Transamerica Funds Customer Service at 1-888-233-4339 or write to Transamerica Fund Services, Inc. at P.O. Box 219945, Kansas City, Missouri 64121-9945. No contribution to a retirement plan can be made until the appropriate forms to establish the plan have been completed. It is advisable for an investor considering the funding of any retirement plan to consult with an attorney, retirement plan consultant or financial or tax adviser with respect to the requirements of such plans and the tax aspects thereof. Please note: each plan type may not be available in each share class.

REDEMPTION OF SHARES

Shareholders may redeem their shares at any time at a price equal to the net asset value per share next determined following receipt of a valid redemption order by the transfer agent, in proper form. Payment will ordinarily be made within three business days of the receipt of a valid redemption order. The value of shares on redemption may be more or less than the shareholder’s cost, depending upon the market value of the fund’s net assets at the time of redemption. Class B shares and Class C shares and certain Class A and Class T share purchases are also subject to a contingent deferred sales charge upon certain redemptions. Class I and Class I2 shares are not subject to the contingent deferred sales charge.

Shares will normally be redeemed for cash, although each fund retains the right to redeem its shares in kind under unusual circumstances in order to protect the interests of the remaining shareholders by the delivery of securities selected from its assets at its discretion. Transamerica Funds has, however, elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which a fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under “Net Asset Value Determination,” and such valuation will be made as of the same time the redemption price is determined. Upon any distributions in kind, shareholders may appeal the valuation of such securities by writing to TFS.

Redemption of shares may be suspended, or the date of payment may be postponed, whenever: (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (2) the SEC permits such suspension and so orders; or (3) an emergency exists as determined by the SEC so that disposal of securities and determination of net asset value is not reasonably practicable.

The Contingent Deferred Sales Charge (“CDSC”) is waived on redemptions of Class B and Class C (and Class A and T, when applicable) in the circumstances described below.

(a) Redemption upon Total Disability or Death

A fund will waive the CDSC on redemptions following the death or total disability (as evidenced by a determination of the federal Social Security Administration) of a shareholder, but in the case of total disability only as to shares owned at the time of the initial determination of disability. The transfer agent or distributor will require satisfactory proof of death or disability before it determines to waive the CDSC.

(b) Redemption Pursuant to a Fund’s Systematic Withdrawal Plan

A shareholder may elect to participate in a systematic withdrawal plan (“SWP”) with respect to the shareholder’s investment in a fund. Under the SWP, a dollar amount of a participating shareholder’s investment in the fund will be redeemed systematically by the fund on a periodic basis, and the proceeds paid in accordance with the shareholder’s instructions. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the SWP. The CDSC will be waived on redemptions made under the SWP subject to the limitations described below.

On redemptions made under Transamerica Funds’ systematic withdrawal plan (may not exceed 12% of the account value per fund on the day the systematic withdrawal plan was established).

111

(c) Certain Retirement Plan Withdrawals

CDSC is also waived for accounts opened prior to April 1, 2000, on withdrawals from IRS qualified and nonqualified retirement plans, individual retirement accounts, tax-sheltered accounts, and deferred compensation plans, where such withdrawals are permitted under the terms of the plan or account. (This waiver does not apply to transfer of asset redemptions, broker directed accounts or omnibus accounts.)

(d) Investors Who Previously Held Class C2 Shares

As described in the prospectus, upon the close of business on June 15, 2004, Class C2 shares were converted into Class C shares. With regard to the Class C2 shares that converted into Class C shares (or on future investments in Class C shares made through such accounts), accountholders will not pay any CDSC otherwise payable on Class C shares. Upon the close of business on September 24, 2004, Class M shares were converted into Class C shares; for accountholders who also own Class C shares which converted from Class C2 shares, their Class C shares that converted from Class M shares will not be subject to a CDSC and will be subject to the same 12b-1 commission structure applicable to their former Class C2 shares.

(e) Purchases through Merrill Lynch, Pierce, Fenner & Smith Incorporated

Currently, investors who purchase Class C shares of a fund established prior to March 1, 2006 through Merrill Lynch, Pierce, Fenner & Smith Incorporated will not be subject to any CDSC otherwise payable with respect to redemptions of such Class C shares of the funds.

Exchanges of Class C shares into a Transamerica Fund established on or after March 1, 2006 through Merrill Lynch, Pierce, Fenner & Smith Incorporated that previously were not subject to a CDSC will continue to not be subject to such fee. This CDSC waiver may be terminated at any time. New and/or subsequent purchases into Transamerica Funds established on or after March 1, 2006 will be subject to a 1.00% CDSC if shares are redeemed within 12 months of purchase.
SHARE CONVERSION

If you hold Class A, C, I2 or T shares and are eligible for purchase of Class I shares (as described in the prospectus), you may be eligible to convert your Class A, C, I2 or T shares to Class I shares of the same fund, subject to the discretion of TFS to permit or reject such a conversion. Please contact your financial adviser or Customer Service for conversion instructions.

A conversion between share classes of the same fund is a nontaxable event.

If you convert from one class of shares to another, the transaction will be based on the respective NAVs of the two classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day’s NAV. At the time of conversion, the total dollar value of your “old” shares will equal the total dollar value of your “new” shares. However, subsequent share price fluctuations may decrease or increase the total dollar value of your “new” shares compared with that of your “old” shares.

TAXES

Each fund has qualified (or expects to qualify in its first year), and expects to continue to qualify, for treatment as a regulated investment company (a “RIC”) under the Code. In order to qualify for that treatment, a fund must distribute to its shareholders for each taxable year at least the sum of 90% of its investment company taxable income, computed without regard to the dividends-paid deduction, and 90% of its net exempt-interest income, if any (the “Distribution Requirement”). Each fund must also meet several other requirements. These requirements include the following: (1) a fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly traded partnerships; (2) at the close of each quarter of a fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities (limited in respect of any one issuer of such other securities to an amount not greater than 5% of the value of the fund’s total assets and to not more than 10% of the outstanding voting securities of the issuer); and (3) at the close of each quarter of a fund’s taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, in securities (other than securities of other RICs) of two or more issuers that the fund controls and that are engaged in the same, similar or related trades or businesses, or in securities of one or more qualified publicly traded partnerships.

If a fund qualifies as a RIC and timely distributes to its shareholders substantially all of its net income and net capital gains, then the fund should have little or no income taxable to it under the Code. If a fund meets the Distribution Requirement but retains some portion of its taxable income or gains, it generally will be subject to U.S. federal income tax at regular corporate rates on the amounts retained. A fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed those liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.

For U.S. federal income tax purposes, a fund is generally permitted to carry forward a net capital loss from any taxable year that began on or before December 22, 2010 to offset its capital gains, if any, for up to eight years following the year of the loss. A fund is permitted to carry forward a net capital loss from any taxable year that began after December 22, 2010 (“Effective Date”), to offset its capital gains, if any, in years

112

following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the fund and may not be distributed as such to shareholders. Generally, the funds may not carry forward any losses other than net capital losses. Subsequent to Effective Date, capital losses carry forward indefinitely. Capital loss carryforwards generated in taxable years beginning after the Effective Date must be fully used before capital loss carryforwards generated in taxable years prior to the Effective Date. Therefore, it is possible that capital loss carryforwards may expire unused. Under certain circumstances, a fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

Assuming a fund has sufficient earnings and profits, its shareholders generally are required to include distributions from the fund (whether paid in cash or reinvested in additional shares) either as ordinary income, to the extent the distributions are attributable to the fund’s investment income (except for qualified dividend income as discussed below), net short-term capital gain and certain net realized foreign exchange gains, or as capital gains, to the extent of the fund’s net capital gain (i.e., the fund’s net long-term capital gains over net short-term capital losses). If a fund fails to qualify as a RIC or fails to meet the Distribution Requirement, the fund will be subject to U.S. federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to its shareholders will constitute ordinary dividend income to the extent of the fund’s available earnings and profits. Under certain circumstances, a fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so, the fund may incur significant fund-level taxes and may be forced to dispose of certain assets.

Distributions by a fund in excess of its current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) each shareholder’s tax basis in its shares, and any distributions in excess of that basis will be treated as gain from the sale of shares, as discussed below.

A fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income (for that calendar year) and capital gain net income (for the one-year period generally ending on October 31 of that year), increased or decreased by certain other amounts. Each fund intends to distribute annually a sufficient amount of any taxable income and capital gains so as to avoid liability for this excise tax.

Although dividends generally will be treated as distributed when paid, any dividend declared by a fund in October, November or December, payable to shareholders of record during such a month, and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared. In addition, certain other distributions made after the close of a taxable year of a fund may be “spilled back” and treated for certain purposes as paid by the relevant fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a RIC’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the RIC when they are actually paid.

U.S. federal income tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and on certain dividends on corporate stock. These rates do not apply to corporate taxpayers. Under current law, the rates will not apply to any taxpayers in taxable years beginning after December 31, 2012. The following are guidelines for how certain distributions by the funds to noncorporate taxpayers are generally treated for U.S. federal income tax purposes in taxable years beginning on or before December 31, 2012:

o

Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) will be taxed at a maximum rate of 15% (0% for individuals in the 10% and 15% federal tax brackets).

o	Distributions reported by a fund as “qualified dividend income,” as described below, may also be taxed at a maximum rate of 15% (0% for individuals in the 10% and 15% federal tax brackets).

o

Other distributions, including distributions of earnings from, in general, dividends paid to the fund that are not themselves qualified dividend income to the fund, interest income, other types of ordinary income and short-term capital gains, will be taxed at the ordinary income tax rate applicable to the taxpayer.

Qualified dividend income generally means dividend income received from a fund’s investments in common and preferred stock of U.S. companies and stock of certain “qualified foreign corporations,” provided that certain holding period and other requirements are met by both the fund and the shareholder receiving a distribution of the dividend income. If 95% or more of a fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, that fund may report all distributions of such income as qualified dividend income.

A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Passive foreign investment companies are not qualified foreign corporations for this purpose.

A dividend that is attributable to qualified dividend income of a fund and that is paid by the fund to a shareholder will not be taxable as qualified dividend income to such shareholder (1) if the dividend is received with respect to any share of the fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became “ex-dividend” with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The “ex-dividend” date is the

113

date on which the owner of the share at the commencement of such date is entitled to receive the next issued dividend payment for such share even if the share is sold by the owner on that date or thereafter.

Certain dividends received by a fund from U.S. corporations (generally, dividends received by the fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately reported by the fund may be eligible for the 70% dividends-received deduction generally available to corporations under the Code. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend in order to be eligible. Capital gain dividends distributed to a fund from other RICs are not eligible for the dividends-received deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their fund shares, and, if they borrow to acquire or otherwise incur debt attributable to fund shares, they may be denied a portion of the dividends-received deduction with respect to those shares. The entire dividend, including the otherwise deductible amount, will be included in determining the excess, if any, of a corporation’s adjusted current earnings over its alternative minimum taxable income, which may increase a corporation’s alternative minimum tax liability. Any corporate shareholder should consult its tax advisor regarding the possibility that its tax basis in its shares may be reduced, for U.S. federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required.

Any fund distribution will have the effect of reducing the per share net asset value of shares in the fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution that is not declared daily may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

The U.S. federal income tax status of all distributions will be reported to shareholders annually.

For taxable years beginning after December 31, 2012, a 3.8% Medicare contribution tax will generally apply to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax will also apply to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, interest, dividends and certain capital gains will generally be taken into account in computing a shareholder’s net investment income.

If a fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the fund’s gross income not as of the date received, but as of the later of (a) the date such stock became ex-dividend with respect to such dividends or (b) the date the fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Redemptions, sales and exchanges generally are taxable events for shareholders that are subject to tax. Redemptions, sales or exchanges of shares of Transamerica Money Market will not result in taxable gain or loss if that fund maintains a constant net asset value per share. In general, if shares of a fund other than Transamerica Money Market are redeemed, sold or exchanged, the shareholder will recognize a capital gain or loss equal to the difference between the proceeds of the redemption or sale or the value of the shares exchanged and the shareholder’s adjusted basis in the shares redeemed, sold or exchanged. This capital gain or loss may be long-term or short-term, generally depending upon the shareholder's holding period for the shares. For tax purposes, a loss will be disallowed on the redemption, sale or exchange of shares if the disposed of shares are replaced (including replacement by shares acquired pursuant to a dividend reinvestment plan) within a 61-day period beginning 30 days before and ending 30 days after the date of the redemption, sale or exchange of such shares. Should the replacement of such shares fall within this 61-day period, the basis of the acquired shares will be adjusted to reflect the disallowed loss. Any loss realized by the shareholder on its disposition of fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such shares (including any amounts credited to the shareholder as undistributed capital gains).

Under Treasury regulations, if a shareholder recognizes a loss with respect to fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of RICs are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

An Asset Allocation Fund will not be able to offset gains distributed by any underlying fund in which it invests against losses incurred by another underlying fund in which it invests because the underlying funds cannot distribute losses. An Asset Allocation Fund’s redemptions of shares in an underlying fund, including those resulting from changes in the allocation among underlying funds, could cause the Asset Allocation Fund to recognize taxable gain or loss. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the Asset Allocation Fund. Further, a portion of losses on redemptions of shares in the underlying funds may be deferred. Short-term capital gains earned by an underlying fund will be treated as ordinary

114

dividends when distributed to an Asset Allocation Fund and therefore may not be offset by any short-term capital losses incurred by that Asset Allocation Fund. Thus, an Asset Allocation Fund’s short-term capital losses may offset its long-term capital gains, which might otherwise be eligible for the reduced U.S. federal income tax rates for individuals, discussed above. As a result of these factors, the use of the fund-of-funds structure by the Asset Allocation Funds could adversely affect the amount, timing and character of distributions to their shareholders.

The funds may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to their investments in those countries. Any such taxes would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If more than 50% of a fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations, the fund may elect to pass through to its shareholders their pro rata shares of qualified foreign taxes paid by the fund for that taxable year. If at least 50% of a fund’s total assets at the close of each quarter of a taxable year consist of interests in other RICs, the fund may make the same election and pass through to its shareholders their pro rata shares of qualified foreign taxes paid by those other RICs and passed through to the fund for that taxable year. If the fund so elects, its shareholders would be required to include the passed-through taxes in their gross incomes (in addition to the dividends and distributions they actually receive), would treat such taxes as foreign taxes paid by them, and as described below may be entitled to a tax deduction for such taxes or a tax credit, subject to a holding period requirement and other limitations under the Code.

Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes, and similar taxes. If a fund qualifies to make, and makes, the election described above, shareholders may deduct their pro rata portion of qualified foreign taxes paid by the fund or those other RICs for that taxable year in computing their income subject to U.S. federal income taxation or, alternatively, claim them as credits, subject to applicable limitations under the Code, against their U.S. federal income taxes. Shareholders who do not itemize deductions for U.S. federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the fund or those other RICs, although such shareholders will be required to include their shares of such taxes in gross income if the fund makes the election described above. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability.

If a fund makes this election and a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken that the shareholder’s taxable income from foreign sources (but not in excess of the shareholder’s entire taxable income) bears to his entire taxable income. For this purpose, long-term and short-term capital gains the fund realizes and distributes to shareholders will generally not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to Section 988 of the Code or of any other income realized by the fund that is deemed, under the Code, to be U.S.-source income in the hands of the fund. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which may have different effects depending upon each shareholder’s particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a fund or other RICs in which the fund invests. Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. If a fund does make the election, it will provide required tax information to shareholders. The funds generally may deduct any foreign taxes that are not passed through to their shareholders in computing their income available for distribution to shareholders to satisfy applicable tax distribution requirements.

Passive Foreign Investment Companies – Certain funds may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is derived from passive investments; or (2) at least 50% of its assets (generally computed based on average fair market value) held during the taxable year produce, or are held for the production of, passive income. Under certain circumstances, a fund will be subject to federal income tax on gain from the disposition of PFIC shares and on certain distributions from a PFIC (collectively, “excess distributions”), plus interest thereon, even if the fund distributes the excess distributions as a taxable dividend to its shareholders. If a fund invests in a PFIC and elects in the first year in which it holds such investment (or if it elects subsequently and makes certain other elections) to treat the PFIC as a “qualified electing fund,” then in lieu of the foregoing tax and interest obligation, the fund will be required to include in income each year its pro rata share of the qualified electing fund’s annual ordinary earnings and net capital gain (the excess of net long-term capital gains over net short-term capital losses). This income inclusion is required even if the PFIC does not distribute such income and gains to the fund, and the amounts so included would be subject to the Distribution Requirement described above. In many instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof. In order to distribute any such income and gains and satisfy the distribution requirements applicable to RICs, a fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund.

A fund may, in the alternative, elect to mark to market its PFIC stock at the end of each taxable year, with the result that unrealized gains are treated as though they were realized as of such date. Any such gains will be ordinary income rather than capital gain. In order for a fund making this election to distribute any such income and gains and satisfy the distribution requirements applicable to RICs, the fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund. If the mark-to-market election were made, tax at the fund level under the excess distribution rules would be eliminated, but a fund could still incur nondeductible interest charges if it makes the mark-to-market election in a year after the first taxable year in which it acquired the PFIC stock.

Options, Futures and Forward Contracts and Swap Agreements — Certain options, futures contracts, and forward contracts in which a fund may invest may be “Section 1256 contracts.” Under current law, gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain Section 1256 contracts may

115

be treated as ordinary income or loss. Also, Section 1256 contracts held by a fund at the end of each taxable year are “marked to market” with the result that unrealized gains or losses are treated as though they were realized. In order to distribute any such gains, satisfy the distribution requirements applicable to RICs and avoid taxation, a fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund.

Generally, the hedging transactions undertaken by a fund may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a fund. In addition, losses realized by a fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, swap agreements and other financial contracts to a fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a fund, which is taxed as ordinary income when distributed to shareholders.

A fund may make one or more of the elections available under the Code which are applicable to straddles. If a fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Because only a few regulations regarding the treatment of swap agreements, and related caps, floors and collars, have been promulgated, the tax consequences of such transactions are not entirely clear. The funds intend to account for such transactions in a manner deemed by them to be appropriate, but the Internal Revenue Service might not accept such treatment. If it did not, the status of a fund as a RIC might be affected.

The requirements applicable to a fund’s qualification as a RIC may limit the extent to which a fund will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements and other financial contracts.

Certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to qualified dividend income to instead be taxed at the rate of tax applicable to ordinary income.

Original Issue Discount — If a fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the fund elects to include market discount in income currently), the fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, each fund must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including any such accrued income, to qualify for treatment as a RIC under the Code and avoid U.S. federal income and excise taxes. Therefore, a fund may have to dispose of its portfolio securities to generate cash, or may have to borrow the cash, to satisfy distribution requirements. Such a disposition of securities may potentially result in additional taxable gain or loss to a fund.

Constructive Sales — The constructive sale rules may affect timing and character of gain if a fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a fund enters into certain transactions in property while holding substantially identical property, the fund will be treated as if it had sold and immediately repurchased the property and will be taxed on any gain (but not loss) from the constructive sale. The character of any gain from a constructive sale will depend upon the fund’s holding period in the property. Any loss from a constructive sale will be recognized when the property is subsequently disposed of, and the character of such loss will depend on the fund’s holding period and the application of various loss deferral provisions of the Code.

Foreign Currency Transactions — Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a fund accrues income or expenses denominated in a foreign currency (or determined by reference to the value of one or more foreign currencies) and the time that a fund actually receives or makes payment of such income or expenses, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition generally are also treated as ordinary gain or loss. Some of the funds have elected, or may elect, to treat this foreign currency income as capital gain or capital loss.

Backup Withholding – Each fund is required to withhold (as “backup withholding”) a portion of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of fund shares (except for proceeds of redemptions of shares in Transamerica Money Market), paid to shareholders who have not complied with certain IRS regulations. The backup withholding rate is currently 28% and is scheduled to increase to 31% in 2013. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must certify that the Social Security Number or other Taxpayer Identification Number they provide is correct and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. A fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

Cost Basis – Each fund will report to the IRS the amount of sale proceeds that a shareholder receives from a sale or exchange of fund shares. For sales or exchanges of shares acquired on or after January 1, 2012, the fund will also report the shareholder’s basis in those shares and the character of any gain or loss that the shareholder realizes on the sale or exchange (i.e., short-term or long-term). If a shareholder has a different basis for different shares of the fund in the same account (e.g., if a shareholder purchased fund shares in the

116

same account when the shares were at different prices), the fund or the shareholder’s Service Agent (banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the funds’ distributor to sell shares of the applicable fund), as applicable, will calculate the basis of the shares sold using its default method unless the shareholder has properly elected to use a different method. The fund’s default method for calculating basis will be the average cost method. A shareholder may elect, on an account by account basis, to use a method other than average cost by following procedures established by the fund or the shareholder’s Service Agent, as applicable. For purposes of calculating and reporting basis, shares acquired prior to January 1, 2012 and shares acquired on or after January 1, 2012 will be treated as held in separate accounts. If a shareholder elects to use a different method of basis calculation, the application of that method will depend on whether shares in an account have already been sold or exchanged. For information regarding available methods for calculating cost basis and procedures for electing a method other than the average cost method, shareholders who hold their shares directly with a fund may call the fund at 1-888-233-4339 Monday through Friday between 8:00 a.m. and 7:00 p.m. (Eastern Time). Shareholders who hold shares through a Service Agent should contact the Service Agent for information concerning the Service Agent’s default method for calculating basis and procedures for electing to use an alternative method. Shareholders should consult their tax advisers concerning the tax consequences of applying the average cost method or electing another method of basis calculation.

Taxation of Non-U.S. Shareholders. Dividends from net investment income that are paid to a shareholder who, as to the United States, is a nonresident alien individual, a foreign corporation or a foreign estate or foreign trust (each, a “foreign shareholder”) may be subject to a withholding tax at a rate of 30% or any lower applicable tax rate established in a treaty between the United States and the shareholder’s country of residence. For fund taxable years that began before January 1, 2012, dividends that are derived from “qualified net interest income” and dividends that are derived from “qualified short-term gain” may be exempt from the 30% withholding tax, provided that the distributing fund chooses to follow certain procedures. A fund may choose to not follow such procedures and there can be no assurance as to the amount, if any, of dividends that would not be subject to withholding. Qualified net interest income is a fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. Qualified short-term gain generally means the excess of the net short-term capital gain of the fund for the taxable year over its net long-term capital loss, if any. The withholding rules described in this paragraph do not apply to a dividend paid to a foreign shareholder if the dividend income is “effectively connected with the shareholder’s conduct of a trade or business within the United States” and the shareholder provides appropriate tax forms and documentation. Backup withholding (described above) will not be imposed on foreign shareholders who are subject to the 30% withholding tax.

Unless certain non-U.S. entities that hold fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to fund distributions payable to such entities after December 31, 2013 and redemptions payable to such entities after December 31, 2014.

The treatment of dividends and other distributions by a fund to shareholders under the various state income tax laws may not parallel that under U.S. federal income tax law. Qualification as a RIC does not involve supervision of a fund’s management or of its investment policies and practices by any governmental authority.

Shareholders are urged to consult their own tax advisors with specific reference to their own tax situations, including any federal, state, local or foreign tax liabilities.

PRINCIPAL SHAREHOLDERS

As of February 3, 2012, the Trustees and officers as a group owned less than 1% of any class of each fund’s outstanding shares. To the knowledge of management, as of that date, no shareholders owned beneficially or of record 5% or more of the outstanding shares of a class of a fund, except as follows:

Name & Address	Portfolio Name	Class	Pct

Name & Address	Fund Name	Class	Pct
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Arbitrage Strategy	I2	31.50%
Transamerica Multi-Manager Alternative Strategies Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Arbitrage Strategy	I2	27.13%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Arbitrage Strategy	I2	23.81%
Transamerica Asset Allocation - Conservative Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Arbitrage Strategy	I2	12.73%
NFS LLC FEBO Transamerica Life Ins Company 1150 S Olive St Ste 2700 Los Angeles CA 90015-2211	Transamerica Asset Allocation – Conservative Portfolio	A	19.59%

117

Name & Address	Portfolio Name	Class	Pct
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation – Conservative Portfolio	A	8.92%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation – Conservative Portfolio	B	24.10%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6484	Transamerica Asset Allocation – Conservative Portfolio	B	14.53%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6484	Transamerica Asset Allocation – Conservative Portfolio	C	18.86%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation – Conservative Portfolio	C	17.53%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Asset Allocation – Conservative Portfolio	C	6.36%
Citigroup Global Markets Inc 333 W 34th St FL 7 New York NY 10001-2402	Transamerica Asset Allocation – Conservative Portfolio	C	5.43%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6486	Transamerica Asset Allocation – Conservative Portfolio	I	39.08%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Asset Allocation – Conservative Portfolio	I	23.55%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation – Conservative Portfolio	I	16.05%
LPL Financial 9785 Towne Centre Dr San Diego CA 92121-1968	Transamerica Asset Allocation – Conservative Portfolio	I	8.19%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6484	Transamerica Asset Allocation – Conservative Portfolio	R	27.09%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Asset Allocation – Conservative Portfolio	R	14.03%
John D Paci FBO JLB Corporation 401(k) Profit Sharing Plan & Trust 111 W Port Plz Ste 1150 Saint Louis MO 63146-3017	Transamerica Asset Allocation – Conservative Portfolio	R	10.83%
Counsel Trust DBA MATC FBO Womens National Republican 401(K) Profit Sharing Plan & Trust 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	Transamerica Asset Allocation – Conservative Portfolio	R	5.28%
Counsel Trust DBA MATC FBO Selectek Inc. 401(K) Profit Sharing Plan & Trust 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	Transamerica Asset Allocation – Conservative Portfolio	R	5.28%
NFS LLC FEBO Transamerica Life Ins Company 1150 S Olive St Ste 2700 Los Angeles CA 90015-2211	Transamerica Asset Allocation – Growth Portfolio	A	21.04%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation – Growth Portfolio	A	7.56%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation – Growth Portfolio	B	15.05%

118

Name & Address	Portfolio Name	Class	Pct
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6484	Transamerica Asset Allocation – Growth Portfolio	B	5.18%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation – Growth Portfolio	C	15.41%
Citigroup Global Markets Inc 333 W 34th St FL 7 New York NY 10001-2402	Transamerica Asset Allocation – Growth Portfolio	C	13.18%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6484	Transamerica Asset Allocation – Growth Portfolio	C	13.00%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Asset Allocation – Growth Portfolio	C	5.20%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6486	Transamerica Asset Allocation – Growth Portfolio	I	31.44%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation – Growth Portfolio	I	31.31%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Asset Allocation – Growth Portfolio	I	24.16%
MG Trust Company Cust. FBO O T Neighoff & Sons Inc 700 17th St Ste 300 Denver CO 80202-3531	Transamerica Asset Allocation – Growth Portfolio	R	34.80%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6484	Transamerica Asset Allocation – Growth Portfolio	R	14.77%
Mid Atlantic Capital Corp Inc Allan P Donnelly Ttee FBO Renewable Energy Concepts 401K Plan 775 Fiero Ln Ste 200 Sn Luis Obisp CA 93401-7904	Transamerica Asset Allocation – Growth Portfolio	R	6.92%
MG Trust Company Cust. FBO South Carolina Medical Association 700 17th Street Suite 300 Denver CO 80202-3531	Transamerica Asset Allocation – Growth Portfolio	R	5.24%
NFS LLC FEBO Transamerica Life Ins Company 1150 S Olive St Ste 2700 Los Angeles CA 90015-2211	Transamerica Asset Allocation – Moderate Growth Portfolio	A	18.92%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation – Moderate Growth Portfolio	A	8.82%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation – Moderate Growth Portfolio	B	21.88%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation – Moderate Growth Portfolio	C	16.34%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6484	Transamerica Asset Allocation – Moderate Growth Portfolio	C	15.71%
Citigroup Global Markets Inc 333 W 34th St FL 7 New York NY 10001-2402	Transamerica Asset Allocation – Moderate Growth Portfolio	C	9.36%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Asset Allocation – Moderate Growth Portfolio	C	6.80%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6486	Transamerica Asset Allocation – Moderate Growth Portfolio	I	31.81%

119

Name & Address	Portfolio Name	Class	Pct
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Asset Allocation – Moderate Growth Portfolio	I	24.28%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation – Moderate Growth Portfolio	I	13.44%
Ameritrade Inc PO Box 2226 Omaha NE 68103-2226	Transamerica Asset Allocation – Moderate Growth Portfolio	I	12.57%
LPL Financial 9785 Towne Centre Dr San Diego CA 92121-1968	Transamerica Asset Allocation – Moderate Growth Portfolio	I	5.58%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6484	Transamerica Asset Allocation – Moderate Growth Portfolio	R	16.49%
MG Trust Company Cust FBO Rural Gravure Service Inc 401K 700 17th St Ste 300 Denver CO 80202-3531	Transamerica Asset Allocation – Moderate Growth Portfolio	R	12.91%
Ned Kneadler FBO LHM Financial Corporation 401(K) Profit Sharing Plan & Trust LHM Financial Corporation 7025 E Greenway Pkwy Ste 100 Scottsdale AZ 85254-2130	Transamerica Asset Allocation – Moderate Growth Portfolio	R	9.92%
Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Asset Allocation – Moderate Growth Portfolio	R	8.74%
Counsel Trust DBA MATC FBO Syspro Impact Software Inc 401(K) Profit Sharing Plan & Trust 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	Transamerica Asset Allocation – Moderate Growth Portfolio	R	6.82%
Mercer Trust Company Ttee FBO Hollingsworth Management Services LLC 401(K) Plan Attn DC Plan Admin MS N 4 H 1 Investors Way Norwood MA 02062-1599	Transamerica Asset Allocation – Moderate Growth Portfolio	R	5.22%
NFS LLC FEBO Transamerica Life Ins Company 1150 S Olive St Ste 2700 Los Angeles CA 90015-2211	Transamerica Asset Allocation – Moderate Portfolio	A	19.00%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation – Moderate Portfolio	A	11.08%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation – Moderate Portfolio	B	21.11%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6484	Transamerica Asset Allocation – Moderate Portfolio	B	6.69%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation – Moderate Portfolio	C	17.79%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6484	Transamerica Asset Allocation – Moderate Portfolio	C	17.59%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Asset Allocation – Moderate Portfolio	C	6.31%
Citigroup Global Markets Inc 333 W 34th St FL 7 New York NY 10001-2402	Transamerica Asset Allocation – Moderate Portfolio	C	6.20%

120

Name & Address	Portfolio Name	Class	Pct
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Asset Allocation – Moderate Portfolio	I	33.52%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6486	Transamerica Asset Allocation – Moderate Portfolio	I	30.64%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation – Moderate Portfolio	I	9.96%
LPL Financial 9785 Towne Centre Dr San Diego CA 92121-1968	Transamerica Asset Allocation – Moderate Portfolio	I	6.49%
Ameritrade Inc PO Box 2226 Omaha NE 68103-2226	Transamerica Asset Allocation – Moderate Portfolio	I	5.09%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6484	Transamerica Asset Allocation – Moderate Portfolio	R	35.92%
Mid Atlantic Trust Company FBO Western Metropolitan 401(K) Profit Sharing Plan & Trust 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	Transamerica Asset Allocation – Moderate Portfolio	R	16.90%
MG Trust Company Cust. FBO South Carolina Medical Association 700 17th Street Suite 300 Denver CO 80202-3531	Transamerica Asset Allocation – Moderate Portfolio	R	7.25%
Don Firth FBO Jobsinlogistics Com Inc 401(K) Profit Sharing Plan & Trust 17501 Biscayne Blvd Ste 530 Aventura FL 33160-4806	Transamerica Asset Allocation – Moderate Portfolio	R	5.07%
Transamerica Asset Allocation-Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Bond	I2	18.96%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Bond	I2	18.19%
Transamerica Asset Allocation - Conservative Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Bond	I2	13.94%
Transamerica Multi-Manager Alternative Strategies Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Bond	I2	12.62%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Bond	I2	11.45%
Transamerica Asset Allocation-Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Bond	I2	10.64%
Transamerica Asset Allocation-Conservative VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Bond	I2	6.62%
Tactical Allocation VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Bond	I2	6.10%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Capital Growth	A	13.58%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Capital Growth	C	8.72%

121

Name & Address	Portfolio Name	Class	Pct
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Capital Growth	C	5.79%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6486	Transamerica Capital Growth	I	65.09%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Capital Growth	I	23.57%
Transamerica Asset Allocation-Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Capital Growth	I2	25.04%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Capital Growth	I2	18.10%
Transamerica Asset Allocation-Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Capital Growth	I2	15.11%
Transamerica Asset Allocation - Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Capital Growth	I2	14.38%
Transamerica Asset Allocation-Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Capital Growth	I2	8.43%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Capital Growth	I2	8.26%
Transamerica Asset Allocation-Conservative VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Capital Growth	I2	6.85%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Commodity Strategy	I2	34.65%
Transamerica Multi-Manager Alternative Strategies Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Commodity Strategy	I2	21.53%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Commodity Strategy	I2	19.42%
Transamerica Asset Allocation - Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Commodity Strategy	I2	8.94%
Transamerica Asset Allocation-Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Commodity Strategy	I2	7.50%
Transamerica Asset Allocation - Conservative Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Commodity Strategy	I2	7.47%
Transamerica Asset Allocation-Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Core Bond	I2	28.88%
Transamerica Asset Allocation-Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Core Bond	I2	28.11%
Transamerica Asset Allocation-Conservative VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Core Bond	I2	17.09%
Transamerica Asset Allocation - Conservative Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Core Bond	I2	9.42%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Core Bond	I2	6.59%

122

Name & Address	Portfolio Name	Class	Pct
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Core Bond	I2	5.99%
Transamerica Asset Allocation-Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Developing Markets Debt	I2	27.67%
Transamerica Asset Allocation-Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Developing Markets Debt	I2	25.48%
Transamerica Asset Allocation-Conservative VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Developing Markets Debt	I2	11.89%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Developing Markets Debt	I2	10.89%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Developing Markets Debt	I2	10.31%
Transamerica Multi-Manager Alternative Strategies Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Developing Markets Debt	I2	6.41%
Transamerica Asset Allocation - Conservative Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Developing Markets Debt	I2	6.18%
Transamerica Asset Allocation-Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Developing Markets Equity	I2	26.67%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Developing Markets Equity	I2	20.68%
Transamerica Asset Allocation - Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Developing Markets Equity	I2	15.03%
Transamerica Asset Allocation-Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Developing Markets Equity	I2	10.34%
Transamerica Asset Allocation-Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Developing Markets Equity	I2	8.96%
Transamerica Multi-Manager International Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Developing Markets Equity	I2	7.16%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Developing Markets Equity	I2	5.79%
Citigroup Global Markets Inc 333 W 34th St FL 7 New York NY 10001-2402	Transamerica Diversified Equity	C	7.75%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Diversified Equity	C	6.02%
NFS LLC FEBO State Street Bank Trust Co Ttee Various Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Diversified Equity	I	72.58%
Patrick S Baird & Judith A Baird 464 Dows Rd Cedar Rapids IA 52403-7002	Transamerica Diversified Equity	I	19.69%

123

Name & Address	Portfolio Name	Class	Pct
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Diversified Equity	I2	41.27%
Transamerica Asset Allocation - Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Diversified Equity	I2	27.03%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Diversified Equity	I2	20.98%
Transamerica Asset Allocation - Conservative Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Diversified Equity	I2	8.94%
Transamerica Asset Allocation-Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Emerging Markets	I2	18.91%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Emerging Markets	I2	14.95%
MAC & Co PO Box 3198 Pittsburgh PA 15230-3198	Transamerica Emerging Markets	I2	11.86%
Transamerica Asset Allocation-Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Emerging Markets	I2	10.20%
Transamerica Multi-Manager International Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Emerging Markets	I2	9.87%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Emerging Markets	I2	6.54%
UBS WM USA 1000 Harbor Blvd 5th Floor Jersey City NJ 07310	Transamerica Emerging Markets Debt	A	61.10%
UBS WM USA 1000 Harbor Blvd 5th Floor Jersey City NJ 07310	Transamerica Emerging Markets Debt	C	33.31%
Transamerica Asset Management Inc 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Emerging Markets Debt	C	8.33%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Emerging Markets Debt	C	7.31%
LPL Financial 9785 Towne Centre Dr San Diego CA 92121-1968	Transamerica Emerging Markets Debt	I	70.70%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Emerging Markets Debt	I	11.12%
Transamerica Asset Management Inc 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Emerging Markets Debt	I	5.65%
Transamerica Asset Allocation-Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Emerging Markets Debt	I2	20.53%
Transamerica Asset Allocation-Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Emerging Markets Debt	I2	18.70%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Emerging Markets Debt	I2	17.82%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Emerging Markets Debt	I2	15.76%

124

Name & Address	Portfolio Name	Class	Pct
Transamerica Asset Allocation - Conservative Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Emerging Markets Debt	I2	9.24%
Transamerica Asset Allocation-Conservative VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Emerging Markets Debt	I2	8.77%
Transamerica Multi-Manager Alternative Strategies Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Emerging Markets Debt	I2	8.51%
UBS WM USA 1000 Harbor Blvd 5th Floor Jersey City NJ 07310	Transamerica Flexible Income	A	8.89%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Flexible Income	A	8.29%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Flexible Income	B	25.98%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6484	Transamerica Flexible Income	B	9.75%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6484	Transamerica Flexible Income	C	31.41%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Flexible Income	C	12.73%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6486	Transamerica Flexible Income	I	40.33%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Flexible Income	I	21.88%
LPL Financial 9785 Towne Centre Dr San Diego CA 92121-1968	Transamerica Flexible Income	I	10.84%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Flexible Income	I2	39.05%
Transamerica Asset Allocation-Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Flexible Income	I2	22.32%
Transamerica Asset Allocation-Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Flexible Income	I2	15.75%
Transamerica Asset Allocation - Conservative Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Flexible Income	I2	15.36%
Transamerica Asset Allocation-Conservative VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Flexible Income	I2	7.40%
Transamerica Asset Allocation-Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Global Allocation	I2	25.98%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Global Allocation	I2	16.68%
Transamerica Multi-Manager Alternative Strategies Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Global Allocation	I2	11.13%
Transamerica Asset Allocation-Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Global Allocation	I2	10.69%

125

Name & Address	Portfolio Name	Class	Pct
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Global Allocation	I2	10.21%
Tactical Allocation VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Global Allocation	I2	7.95%
Transamerica Asset Allocation - Conservative Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Global Allocation	I2	5.03%
Transamerica Multi-Manager Alternative Strategies Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Global Macro	I2	33.13%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Global Macro	I2	25.57%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Global Macro	I2	19.31%
Transamerica Asset Allocation - Conservative Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Global Macro	I2	10.20%
Transamerica Asset Allocation - Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Global Macro	I2	7.88%
Transamerica Asset Allocation - Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Global Real Estate Securities	I2	34.97%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Global Real Estate Securities	I2	22.36%
Transamerica Multi-Manager Alternative Strategies Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Global Real Estate Securities	I2	19.01%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Global Real Estate Securities	I2	11.91%
Transamerica Multi-Manager International Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Global Real Estate Securities	I2	5.26%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Growth	I2	38.93%
Transamerica Asset Allocation - Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Growth	I2	26.68%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Growth	I2	24.10%
Transamerica Asset Allocation - Conservative Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Growth	I2	8.67%
TCM Division Merrill Lynch Life Insurance Co Investor Choice Annuity - IRA 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Growth Opportunities	A	31.37%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Growth Opportunities	C	6.72%

126

Name & Address	Portfolio Name	Class	Pct
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Growth Opportunities	I	32.58%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6486	Transamerica Growth Opportunities	I	12.26%
LPL Financial 9785 Towne Centre Dr San Diego CA 92121-1968	Transamerica Growth Opportunities	I	8.81%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Growth Opportunities	I2	38.40%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Growth Opportunities	I2	37.06%
Transamerica Asset Allocation - Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Growth Opportunities	I2	12.79%
Transamerica Asset Allocation - Conservative Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Growth Opportunities	I2	10.46%
Charles Schwab & Co 101 Montgomery St San Francisco CA 94104-4151	Transamerica High Yield Bond	A	27.35%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica High Yield Bond	A	7.46%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica High Yield Bond	B	23.68%
Citigroup Global Markets Inc 333 W 34th St FL 7 New York NY 10001-2402	Transamerica High Yield Bond	B	19.20%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica High Yield Bond	C	13.58%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6484	Transamerica High Yield Bond	C	12.58%
Citigroup Global Markets Inc 333 W 34th St FL 7 New York NY 10001-2402	Transamerica High Yield Bond	C	8.43%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6486	Transamerica High Yield Bond	I	32.84%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica High Yield Bond	I	21.90%
LPL Financial 9785 Towne Centre Dr San Diego CA 92121-1968	Transamerica High Yield Bond	I	13.68%
TD Ameritrade Inc PO Box 2226 Omaha NE 68103-2226	Transamerica High Yield Bond	I	7.10%
NFS LLC FEBO Stan Fikes Deborah N Fikes 6406 Lakehurst Ave Dallas TX 75230-5131	Transamerica High Yield Bond	I	5.10%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica High Yield Bond	I2	32.65%

127

Name & Address	Portfolio Name	Class	Pct
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica High Yield Bond	I2	22.65%
National Financial Services 1 World Financial Ctr 200 Liberty St FL 5 New York NY 10281-5503	Transamerica High Yield Bond	I2	11.22%
Transamerica Asset Allocation-Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica High Yield Bond	I2	9.55%
Transamerica Multi-Manager Alternative Strategies Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica High Yield Bond	I2	8.14%
Transamerica Asset Allocation-Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica High Yield Bond	I2	6.09%
Transamerica Asset Allocation - Conservative Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica High Yield Bond	I2	5.27%
Transamerica Asset Allocation-Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International	I2	24.38%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International	I2	14.08%
Transamerica Asset Allocation-Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International	I2	13.38%
Transamerica International Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International	I2	12.73%
Transamerica Asset Allocation - Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International	I2	10.89%
Transamerica Multi-Manager International Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International	I2	8.26%
Transamerica Asset Allocation-Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International	I2	7.31%
Transamerica Asset Allocation-Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International Bond	I2	42.01%
Transamerica Asset Allocation-Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International Bond	I2	25.80%
Transamerica Asset Allocation-Conservative VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International Bond	I2	9.09%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International Bond	I2	8.46%
Transamerica Asset Allocation - Conservative Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International Bond	I2	7.34%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International Bond	I2	7.08%
Transamerica Asset Management Inc 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International Equity	A	14.89%

128

Name & Address	Portfolio Name	Class	Pct
Mary Pat Allmandinger 632 S Main St Walcott IA 52773-9604	Transamerica International Equity	A	9.23%
State Street Bank Custodian SIM IRA Karen J Robillard 503 E Park Ave Laramie WY 82070-3846	Transamerica International Equity	A	7.39%
State Street Bank Custodian SIM IRA Gregory R Smith 503 E Park Ave Laramie WY 82070-3846	Transamerica International Equity	A	7.39%
LPL Financial 9785 Towne Centre Dr San Diego CA 92121-1968	Transamerica International Equity	A	7.36%
American Enterprise Investment Svcs PO Box 9446 Minneapolis MN 55440-9446	Transamerica International Equity	A	6.91%
Charles Schwab & Co 101 Montgomery St San Francisco CA 94104-4151	Transamerica International Equity	A	6.41%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica International Equity	C	26.24%
Transamerica Asset Management Inc 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International Equity	C	21.81%
Robert W Baird & Co. Inc. 777 East Wisconsin Avenue Milwaukee WI 53202-5391	Transamerica International Equity	C	12.15%
Robert W Baird & Co. Inc. 777 East Wisconsin Avenue Milwaukee WI 53202-5391	Transamerica International Equity	C	10.44%
Robert W Baird & Co. Inc. 777 East Wisconsin Avenue Milwaukee WI 53202-5391	Transamerica International Equity	C	8.34%
Robert W Baird & Co. Inc. 777 East Wisconsin Avenue Milwaukee WI 53202-5391	Transamerica International Equity	C	5.32%
Robert W Baird & Co. Inc. 777 East Wisconsin Avenue Milwaukee WI 53202-5391	Transamerica International Equity	C	5.30%
Charles Schwab & CO Inc 101 Montgomery St San Francisco CA 94104-4151	Transamerica International Equity	I	56.92%
Capinco C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	Transamerica International Equity	I	6.86%
Transamerica International Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International Equity	I2	100.00%
Transamerica International Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International Equity Opportunities	I2	21.39%
Transamerica Asset Allocation-Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International Equity Opportunities	I2	21.14%
Transamerica Asset Allocation-Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International Equity Opportunities	I2	20.21%
Transamerica Multi-Manager International Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International Equity Opportunities	I2	11.97%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International Equity Opportunities	I2	5.55%

129

Name & Address	Portfolio Name	Class	Pct
Transamerica Asset Allocation-Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International Equity Opportunities	I2	5.52%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International Equity Opportunities	I2	5.34%
Transamerica Asset Allocation-Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International Small Cap	I2	28.34%
Transamerica International Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International Small Cap	I2	12.31%
Transamerica Asset Allocation-Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International Small Cap	I2	11.51%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International Small Cap	I2	11.11%
Transamerica Multi-Manager International Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International Small Cap	I2	9.75%
Transamerica Asset Allocation - Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International Small Cap	I2	9.45%
Transamerica Asset Allocation-Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International Small Cap	I2	6.34%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International Small Cap	I2	5.95%
Transamerica Asset Allocation-Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International Value	I2	23.62%
Transamerica Multi-Manager International Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International Value	I2	17.49%
Transamerica Asset Allocation-Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International Value	I2	14.76%
Transamerica International Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International Value	I2	13.55%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International Value	I2	10.96%
Transamerica Asset Allocation - Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International Value	I2	7.05%
Transamerica Asset Allocation-Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International Value	I2	5.56%
Transamerica Asset Allocation-Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International Value Opportunities	I2	34.07%
Transamerica Asset Allocation-Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International Value Opportunities	I2	17.28%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International Value Opportunities	I2	10.23%

130

Name & Address	Portfolio Name	Class	Pct
Transamerica Multi-Manager International Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International Value Opportunities	I2	9.76%
Transamerica Asset Allocation-Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International Value Opportunities	I2	8.05%
Transamerica International Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International Value Opportunities	I2	6.53%
Transamerica Asset Allocation - Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International Value Opportunities	I2	5.43%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Large Cap Value	I2	42.62%
Transamerica Asset Allocation - Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Large Cap Value	I2	27.71%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Large Cap Value	I2	20.10%
Transamerica Asset Allocation - Conservative Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Large Cap Value	I2	7.86%
Transamerica Multi-Manager Alternative Strategies Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Long/Short Strategy	I2	40.87%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Long/Short Strategy	I2	23.18%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Long/Short Strategy	I2	17.53%
Transamerica Asset Allocation - Conservative Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Long/Short Strategy	I2	9.28%
Transamerica Asset Allocation-Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Long/Short Strategy	I2	5.52%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Managed Futures Strategy	I2	28.39%
Transamerica Multi-Manager Alternative Strategies Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Managed Futures Strategy	I2	25.64%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Managed Futures Strategy	I2	21.43%
Transamerica Asset Allocation - Conservative Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Managed Futures Strategy	I2	11.44%
Transamerica Asset Allocation-Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Managed Futures Strategy	I2	8.53%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Mid Cap Value	I2	44.94%
Transamerica Asset Allocation - Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Mid Cap Value	I2	26.46%

131

Name & Address	Portfolio Name	Class	Pct
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Mid Cap Value	I2	24.14%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Money Market	B	15.97%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Money Market	C	10.13%
Frontier Trust Company FBO Bill's Volume Sales 401(k) Plan PO Box 10758 Fargo ND 58106-0758	Transamerica Money Market	C	9.47%
Gary Gorham FBO Gorham Schaffler Incorporated 401(K) Profit Sharing Plan & Trust 3095 Stonebrook Cir Memphis TN 38116-1823	Transamerica Money Market	C	5.90%
Mid Atlantic Trust Company FBO Ridgewood Energy Corp 401(K) Profit Sharing Plan & Trust 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	Transamerica Money Market	I	96.83%
Transamerica Asset Allocation - Conservative Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Money Market	I2	34.01%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Money Market	I2	25.42%
Universal Life Insurance Company PO Box 2145 San Juan PR 00922-2145	Transamerica Money Market	I2	16.53%
Transamerica Multi-Manager Alternative Strategies Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Money Market	I2	12.46%
Transamerica Multi-Manager International Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Money Market	I2	10.07%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Multi-Managed Balanced	A	6.45%
Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Multi-Managed Balanced	C	10.78%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Multi-Managed Balanced	C	10.31%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6484	Transamerica Multi-Managed Balanced	C	9.25%
Citigroup Global Markets Inc 333 W 34th St FL 7 New York NY 10001-2402	Transamerica Multi-Managed Balanced	C	8.91%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6486	Transamerica Multi-Managed Balanced	I	68.85%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Multi-Managed Balanced	I	18.94%
NFS LLC FEBO State Street Bank Trust Co Ttee Various Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Multi-Managed Balanced	I	5.38%

132

Name & Address	Portfolio Name	Class	Pct
UBS WM USA 1000 Harbor Blvd 5th Floor Jersey City NJ 07310	Transamerica Multi-Manager Alternative Strategies Portfolio	A	13.84%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Multi-Manager Alternative Strategies Portfolio	A	12.23%
Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Multi-Manager Alternative Strategies Portfolio	A	11.04%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6484	Transamerica Multi-Manager Alternative Strategies Portfolio	A	6.95%
Citigroup Global Markets Inc 333 W 34th St FL 7 New York NY 10001-2402	Transamerica Multi-Manager Alternative Strategies Portfolio	A	6.66%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Multi-Manager Alternative Strategies Portfolio	C	17.12%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6484	Transamerica Multi-Manager Alternative Strategies Portfolio	C	11.80%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Multi-Manager Alternative Strategies Portfolio	C	11.06%
Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Multi-Manager Alternative Strategies Portfolio	C	8.02%
Citigroup Global Markets Inc 333 W 34th St FL 7 New York NY 10001-2402	Transamerica Multi-Manager Alternative Strategies Portfolio	C	5.54%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6486	Transamerica Multi-Manager Alternative Strategies Portfolio	I	31.96%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Multi-Manager Alternative Strategies Portfolio	I	24.56%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Multi-Manager Alternative Strategies Portfolio	I	15.35%
LPL Financial 9785 Towne Centre Dr San Diego CA 92121-1968	Transamerica Multi-Manager Alternative Strategies Portfolio	I	13.75%
Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Multi-Manager International Portfolio	A	12.60%
Citigroup Global Markets Inc 333 W 34th St FL 7 New York NY 10001-2402	Transamerica Multi-Manager International Portfolio	A	12.35%
UBS WM USA 1000 Harbor Blvd 5th Floor Jersey City NJ 07310	Transamerica Multi-Manager International Portfolio	A	11.51%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Multi-Manager International Portfolio	A	9.33%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Multi-Manager International Portfolio	B	21.09%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6484	Transamerica Multi-Manager International Portfolio	B	10.70%
Citigroup Global Markets Inc 333 W 34th St FL 7 New York NY 10001-2402	Transamerica Multi-Manager International Portfolio	B	6.69%

133

Name & Address	Portfolio Name	Class	Pct
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6484	Transamerica Multi-Manager International Portfolio	C	20.30%
Citigroup Global Markets Inc 333 W 34th St FL 7 New York NY 10001-2402	Transamerica Multi-Manager International Portfolio	C	17.56%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Multi-Manager International Portfolio	C	12.43%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Multi-Manager International Portfolio	C	7.38%
UBS WM USA 1000 Harbor Blvd 5th Floor Jersey City NJ 07310	Transamerica Multi-Manager International Portfolio	C	6.54%
Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Multi-Manager International Portfolio	C	5.99%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6486	Transamerica Multi-Manager International Portfolio	I	63.14%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Multi-Manager International Portfolio	I	13.85%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Multi-Manager International Portfolio	I	10.60%
Transamerica Asset Management Inc 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Quality Value	A	25.64%
American Enterprise Investment Svcs PO Box 9446 Minneapolis MN 55440-9446	Transamerica Quality Value	A	6.05%
Transamerica Asset Management Inc 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Quality Value	C	14.23%
State Street Bank Custodian IRA R/O Dorine Imbach 14 W Avenida San Gabriel San Clemente CA 92672-3263	Transamerica Quality Value	C	5.10%
State Street Bank & Trust Co Ttee FBO Lockheed Martin Corp Def Mgmt Incentive Comp Trust 6901 Rockledge Dr FL 4 Bethesda MD 20817-1817	Transamerica Quality Value	I	93.58%
Transamerica Asset Allocation-Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Quality Value	I2	23.88%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Quality Value	I2	20.52%
Transamerica Asset Allocation-Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Quality Value	I2	14.83%
Transamerica Asset Allocation - Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Quality Value	I2	13.47%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Quality Value	I2	9.72%
Transamerica Asset Allocation-Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Quality Value	I2	8.49%

134

Name & Address	Portfolio Name	Class	Pct
Transamerica Asset Allocation-Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Real Return TIPS	I2	34.77%
Transamerica Asset Allocation-Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Real Return TIPS	I2	19.90%
Transamerica Asset Allocation-Conservative VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Real Return TIPS	I2	17.27%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Real Return TIPS	I2	11.00%
Transamerica Asset Allocation - Conservative Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Real Return TIPS	I2	7.23%
Transamerica Asset Allocation-Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Select Equity	I2	24.74%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Select Equity	I2	19.99%
Transamerica Asset Allocation-Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Select Equity	I2	14.70%
Transamerica Asset Allocation - Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Select Equity	I2	13.41%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Select Equity	I2	9.46%
Transamerica Asset Allocation-Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Select Equity	I2	8.09%
Transamerica Asset Allocation-Conservative VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Select Equity	I2	5.09%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Short-Term Bond	A	18.44%
Citigroup Global Markets Inc 333 W 34th St FL 7 New York NY 10001-2402	Transamerica Short-Term Bond	A	7.14%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6484	Transamerica Short-Term Bond	A	6.10%
Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Short-Term Bond	A	5.40%
First Clearing, LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Short-Term Bond	C	24.43%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6484	Transamerica Short-Term Bond	C	15.19%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Short-Term Bond	C	6.65%
Citigroup Global Markets Inc 333 W 34th St FL 7 New York NY 10001-2402	Transamerica Short-Term Bond	C	6.10%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6486	Transamerica Short-Term Bond	I	35.04%

135

Name & Address	Portfolio Name	Class	Pct
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Short-Term Bond	I	24.82%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Short-Term Bond	I	12.00%
LPL Financial 9785 Towne Centre Dr San Diego CA 92121-1968	Transamerica Short-Term Bond	I	8.13%
Transamerica Asset Allocation-Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Short-Term Bond	I2	32.71%
Transamerica Asset Allocation-Conservative VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Short-Term Bond	I2	23.40%
Transamerica Asset Allocation-Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Short-Term Bond	I2	20.80%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Short-Term Bond	I2	11.64%
Transamerica Asset Allocation - Conservative Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Short-Term Bond	I2	7.35%
Transamerica Asset Allocation-Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Small- & Mid-Cap Value Select	I2	27.56%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Small- & Mid-Cap Value Select	I2	19.33%
Transamerica Asset Allocation - Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Small- & Mid-Cap Value Select	I2	16.52%
Transamerica Asset Allocation-Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Small- & Mid-Cap Value Select	I2	11.48%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Small- & Mid-Cap Value Select	I2	10.79%
Transamerica Asset Allocation-Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Small- & Mid-Cap Value Select	I2	9.44%
Transamerica Asset Allocation-Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Small Company Growth	I2	40.38%
Transamerica Asset Allocation-Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Small Company Growth	I2	14.33%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Small Company Growth	I2	11.45%
Transamerica Asset Allocation - Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Small Company Growth	I2	11.19%
Transamerica Asset Allocation-Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Small Company Growth	I2	7.72%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Small Company Growth	I2	7.08%
NFS LLC FEBO Transamerica Life Ins Company 1150 S Olive St Ste 2700 Los Angeles CA 90015-2211	Transamerica Small/Mid Cap Value	A	13.71%

136

Name & Address	Portfolio Name	Class	Pct
UBS WM USA 1000 Harbor Blvd 5th Floor Jersey City NJ 07310	Transamerica Small/Mid Cap Value	A	10.60%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Small/Mid Cap Value	A	8.25%
Citigroup Global Markets Inc 333 W 34th St FL 7 New York NY 10001-2402	Transamerica Small/Mid Cap Value	A	5.47%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Small/Mid Cap Value	B	32.86%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6484	Transamerica Small/Mid Cap Value	B	13.67%
Citigroup Global Markets Inc 333 W 34th St FL 7 New York NY 10001-2402	Transamerica Small/Mid Cap Value	B	7.95%
Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Small/Mid Cap Value	B	5.25%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6484	Transamerica Small/Mid Cap Value	C	16.55%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Small/Mid Cap Value	C	15.28%
Citigroup Global Markets Inc 333 W 34th St FL 7 New York NY 10001-2402	Transamerica Small/Mid Cap Value	C	11.61%
Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Small/Mid Cap Value	C	7.42%
UBS WM USA 1000 Harbor Blvd 5th Floor Jersey City NJ 07310	Transamerica Small/Mid Cap Value	C	5.69%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Small/Mid Cap Value	C	5.13%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6486	Transamerica Small/Mid Cap Value	I	41.81%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Small/Mid Cap Value	I	19.57%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Small/Mid Cap Value	I	9.57%
LPL Financial 9785 Towne Centre Dr San Diego CA 92121-1968	Transamerica Small/Mid Cap Value	I	8.27%
NFS LLC FEBO State Street Bank Trust Co Ttee Various Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Small/Mid Cap Value	I2	100.00%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Tactical Income	A	24.67%
UBS WM USA 1000 Harbor Blvd 5th Floor Jersey City NJ 07310	Transamerica Tactical Income	A	17.66%

137

Name & Address	Portfolio Name	Class	Pct
LPL Financial 9785 Towne Centre Dr San Diego CA 92121-1968	Transamerica Tactical Income	A	10.36%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Tactical Income	C	14.52%
LPL Financial 9785 Towne Centre Dr San Diego CA 92121-1968	Transamerica Tactical Income	I	54.40%
Ameritrade Inc PO Box 2226 Omaha NE 68103-2226	Transamerica Tactical Income	I	11.04%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Total Return	I2	37.00%
Transamerica Asset Allocation - Conservative Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Total Return	I2	31.90%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Total Return	I2	26.53%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Value	I2	25.37%
Transamerica Asset Allocation-Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Value	I2	23.44%
Transamerica Asset Allocation - Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Value	I2	15.53%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Value	I2	12.15%
Transamerica Asset Allocation-Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Value	I2	9.22%
Transamerica Asset Allocation - Conservative Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Value	I2	6.05%
Transamerica Asset Allocation-Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Value	I2	5.31%

MISCELLANEOUS

ORGANIZATION

Each fund is a series of Transamerica Funds, a Delaware statutory trust that currently is governed by an Amended and Restated Declaration of Trust (“Declaration of Trust”) dated November 1, 2007. The Trust, which was organized in 2005, is the successor to a Massachusetts business trust named Transamerica IDEX Mutual Funds. Prior to 2004, that Massachusetts business trust was known as IDEX Mutual Funds, and prior to 1999, as IDEX Series Fund. On January 8, 2008, the Board of Trustees of the Trust, unanimously approved the name change of Transamerica IDEX Mutual Funds to Transamerica Funds, effective March 1, 2008.

The following table shows a history of changes in each fund’s name, if applicable, since March 1, 2007.

Fund Name	Fund Name History

Transamerica Flexible Income	Transamerica AEGON Flexible Income was renamed Transamerica Flexible Income on March 1, 2012; Transamerica Flexible Income was renamed Transamerica AEGON Flexible Income on March 22, 2011; TA IDEX Flexible Income was renamed Transamerica Flexible Income on March 1, 2008.

138

Fund Name	Fund Name History
Transamerica High Yield Bond	Transamerica AEGON High Yield Bond was renamed Transamerica High Yield Bond on March 1, 2012; Transamerica High-Yield Bond was renamed Transamerica AEGON High Yield Bond on November 13, 2009; TA IDEX High Yield Bond was renamed Transamerica High Yield Bond on March 1, 2008.
Transamerica Money Market	Transamerica AEGON Money Market was renamed Transamerica Money Market on March 1, 2012; Transamerica Money Market was renamed Transamerica AEGON Money Market on March 22, 2011; TA IDEX Money Market was renamed Transamerica Money Market on March 1, 2008.
Transamerica Short-Term Bond	Transamerica AEGON Short-Term Bond was renamed Transamerica Short-Term Bond on March 1, 2012; Transamerica Short-Term Bond was renamed Transamerica AEGON Short-Term Bond on March 22, 2011 ; TA IDEX Short-Term Bond was renamed Transamerica Short-Term Bond on March 1, 2008.
Transamerica Managed Futures Strategy	Transamerica AQR Managed Futures Strategy was renamed Transamerica Managed Futures Strategy on March 1, 2012.
Transamerica Asset Allocation – Conservative Portfolio	TA IDEX Asset Allocation – Conservative Portfolio was renamed Transamerica Asset Allocation – Conservative Portfolio on March 1, 2008.
Transamerica Asset Allocation – Growth Portfolio	TA IDEX Asset Allocation – Growth Portfolio was renamed Transamerica Asset Allocation – Growth Portfolio on March 1, 2008.
Transamerica Asset Allocation – Moderate Growth Portfolio	TA IDEX Asset Allocation – Moderate Growth Portfolio was renamed Transamerica Asset Allocation – Moderate Growth Portfolio on March 1, 2008.
Transamerica Asset Allocation – Moderate Portfolio	TA IDEX Asset Allocation – Moderate Portfolio was renamed Transamerica Asset Allocation – Moderate Portfolio on March 1, 2008.
Transamerica Global Allocation	Transamerica BlackRock Global Allocation was renamed Transamerica Global Allocation on March 1, 2012; TA IDEX BlackRock Global Allocation was renamed Transamerica BlackRock Global Allocation on March 1, 2008.
Transamerica Large Cap Value	Transamerica BlackRock Large Cap Value was renamed Transamerica Large Cap Value on March 1, 2012; TA IDEX BlackRock Large Cap Value was renamed Transamerica BlackRock Large Cap Value on March 1, 2008.
Transamerica Global Real Estate Securities	Transamerica Clarion Global Real Estate Securities was renamed Transamerica Global Real Estate Securities on March 1, 2012; TA IDEX Clarion Global Real Estate Securities was renamed Transamerica Clarion Global Real Estate Securities on March 1, 2008.
Transamerica Global Macro	Transamerica First Quadrant Global Macro was renamed Transamerica Global Macro on March 1, 2012; Transamerica UBS Dynamic Alpha was renamed Transamerica First Quadrant Global Macro on November 01, 2009; TA IDEX UBS Dynamic Alpha was renamed Transamerica UBS Dynamic Alpha on March 1, 2008.
Transamerica Commodity Strategy	Transamerica Goldman Sachs Commodity Strategy was renamed Transamerica Commodity Strategy on March 1, 2012; Transamerica BlackRock Natural Resources was renamed Goldman Sachs Commodity Strategy on September 30, 2010; TA IDEX BlackRock Natural Resources was renamed Transamerica BlackRock Natural Resources on March 1, 2008.
Transamerica International Value	Transamerica Hansberger International Value was renamed Transamerica International Value on March 1, 2012; Transamerica AllianceBernstein International Value was renamed Transamerica Hansberger International Value on December 15, 2010; TA IDEX AllianceBernstein International Value was renamed Transamerica AllianceBernstein International Value on March 1, 2008..
Transamerica Select Equity	Transamerica ICAP Select Equity was renamed Transamerica Select Equity on March 1, 2012.
Transamerica Growth	Transamerica Jennison Growth was renamed Transamerica Growth on March 1, 2012; TA IDEX Jennison Growth was renamed Transamerica Growth on March 1, 2008.

139

Fund Name	Fund Name History
Transamerica Core Bond	Transamerica JPMorgan Core Bond was renamed Transamerica Core Bond on March 1, 2012.
Transamerica International Bond	Transamerica JPMorgan International Bond was renamed Transamerica International Bond on March 1, 2012; TA IDEX JPMorgan International Bond was renamed Transamerica JPMorgan International Bond on March 1, 2008..
Transamerica Long/Short Strategy	Transamerica JPMorgan Long/Short Strategy was renamed Transamerica Long/Short Strategy on March 1, 2012; Transamerica BNY Mellon Market Neutral Strategy was renamed Transamerica JPMorgan Long/Short Strategy on January 6, 2011; TA IDEX BNY Mellon Market Neutral Strategy was renamed Transamerica BNY Mellon Market Neutral Strategy on March 1, 2008.
Transamerica Mid Cap Value	Transamerica JPMorgan Mid Cap Value was renamed Transamerica Mid Cap Value on March 1, 2012; TA IDEX JPMorgan Mid Cap Value was renamed Transamerica JPMorgan Mid Cap Value on March 1, 2008.
Transamerica Emerging Markets Debt	Transamerica Logan Circle Emerging Markets Debt was renamed Transamerica Emerging Markets Debt on March 1, 2012.
Transamerica Bond	Transamerica Loomis Sayles Bond was renamed Transamerica Bond on March 1, 2012; TA IDEX Loomis Sayles Bond was renamed Transamerica Loomis Sayles Bond on March 1, 2008.
Transamerica International Equity Opportunities	Transamerica MFS International Equity was renamed Transamerica International Equity Opportunities on March 1, 2012; TA IDEX MFS International Equity was renamed Transamerica MFS International Equity on March 1, 2008.
Transamerica Capital Growth	Transamerica Morgan Stanley Capital Growth was renamed Transamerica Capital Growth on March 1, 2012; Transamerica Focus was renamed Transamerica Morgan Stanley Capital Growth on March 22, 2011; Transamerica Legg Mason Partners All Cap was renamed Transamerica Focus on November 06, 2009; TA IDEX Legg Mason Partners All Cap was renamed Transamerica Legg Mason Partners All Cap on March 1, 2008.
Transamerica Developing Markets Debt	Transamerica Morgan Stanley Emerging Markets Debt was renamed Transamerica Developing Markets Debt on March 1, 2012; Transamerica Van Kampen Emerging Markets Debt was renamed Transamerica Morgan Stanley Emerging Markets Debt on June 1, 2010; TA IDEX Van Kampen Emerging Markets Debt was renamed Transamerica Van Kampen Emerging Markets Debt on March 1, 2008.
Transamerica Growth Opportunities	Transamerica Morgan Stanley Growth Opportunities was renamed Transamerica Growth Opportunities on March 1, 2012; Transamerica Growth Opportunities was renamed Transamerica Morgan Stanley Growth Opportunities on March 22, 2011; TA IDEX Transamerica Growth Opportunities was renamed Transamerica Growth Opportunities on March 1, 2008.
Transamerica Small Company Growth	Transamerica Morgan Stanley Small Company Growth was renamed Transamerica Small Company Growth on March 1, 2012; Transamerica Van Kampen Small Company Growth was renamed Transamerica Morgan Stanley Small Company Growth on June 1, 2010; TA IDEX Van Kampen Small Company Growth was renamed Transamerica Small Company Growth on March 1, 2008.
Transamerica Multi-Managed Balanced	Transamerica Balanced was renamed Transamerica Multi-Managed Balanced on March 22, 2011; TA IDEX Balanced was renamed Transamerica Balanced on March 1, 2008.
Transamerica Multi-Manager Alternative Strategies Portfolio	TA IDEX Multi-Manager Alternative Strategies Portfolio was renamed Transamerica Multi-Manager Alternative Strategies Portfolio on March 1, 2008.
Transamerica Multi-Manager International Portfolio	TA IDEX Multi-Manager International Portfolio was renamed Transamerica Multi-Manager International Portfolio on March 1, 2008.

140

Fund Name	Fund Name History
Transamerica International	Transamerica Neuberger Berman International was renamed Transamerica International on March 1, 2012; TA IDEX Neuberger Berman International was renamed Transamerica Neuberger Berman International on March 1, 2008.
Transamerica Developing Markets Equity	Transamerica Oppenheimer Developing Markets was renamed Transamerica Developing Markets Equity on March 1, 2012; TA IDEX Oppenheimer Developing Markets was renamed Transamerica Oppenheimer Developing Markets on March 1, 2008.
Transamerica Small- & Mid-Cap Value Select	Transamerica Oppenheimer Small- & Mid-Cap Value was renamed Transamerica Small- & Mid-Cap Value Select on March 1, 2012; TA IDEX Oppenheimer Small- & Mid-Cap Value was renamed Transamerica Oppenheimer Small- & Mid-Cap Value on March 1, 2008.
Transamerica Real Return TIPS	Transamerica PIMCO Real Return TIPS was renamed Transamerica Real Return TIPS on March 1, 2012; TA IDEX PIMCO Real Return TIPS was renamed Transamerica PIMCO Real Return TIPS on March 1, 2008.
Transamerica Total Return	Transamerica PIMCO Total Return was renamed Transamerica Total Return on March 1, 2012; TA IDEX PIMCO Total Return was renamed Transamerica PIMCO Total Return on March 1, 2008.
Transamerica International Small Cap	Transamerica Schroders International Small Cap was renamed Transamerica International Small Cap on March 1, 2012; TA IDEX Schroders International Small Cap was renamed Transamerica Schroders International Small Cap on March 1, 2008.
Transamerica Small/Mid Cap Value	Transamerica Systematic Small/Mid Cap Value was renamed Transamerica Small/Mid Cap Value on March 1, 2012; Transamerica Small/Mid Cap Value was renamed Transamerica Systematic Small/Mid Cap Value on March 22, 2011; TA IDEX Small/Mid Cap Value was renamed Transamerica Small/Mid Cap Value on March 1, 2008.
Transamerica Tactical Income	N/A
Transamerica Value	Transamerica Third Avenue Value was renamed Transamerica Value on March 1, 2012; TA IDEX Third Avenue Value was renamed Transamerica Third Avenue Value on March 1, 2008.
Transamerica International Value Opportunities	Transamerica Thornburg International Value was renamed Transamerica International Value Opportunities on March 1, 2012.
Transamerica International Equity	Transamerica TS&W International Equity was renamed Transamerica International Equity on March 1, 2012.
Transamerica Arbitrage Strategy	Transamerica Water Island Arbitrage Strategy was renamed Transamerica Arbitrage Strategy on March 1, 2012.
Transamerica Diversified Equity	Transamerica WMC Diversified Equity was renamed Transamerica Diversified Equity on March 1, 2012; Transamerica Diversified Equity was renamed Transamerica WMC Diversified Equity on March 22, 2011.
Transamerica Emerging Markets	Transamerica WMC Emerging Markets was renamed Transamerica Emerging Markets on March 1, 2012.
Transamerica Quality Value	Transamerica WMC Quality Value was renamed Transamerica Quality Value on March 1, 2012.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits Transamerica Funds to issue an unlimited number of shares of beneficial interest. Shares of Transamerica Funds are fully paid and nonassessable when issued. Shares of Transamerica Funds have no preemptive, cumulative voting, conversion or subscription rights. Shares of Transamerica Funds are fully transferable but Transamerica Funds is not bound to recognize any transfer until it is recorded on the books.

The shares of beneficial interest are divided into seven classes: Class A, Class B, Class C, Class I, Class I2, Class R and Class T. Not all Transamerica Funds offer all classes of shares. Each class represents interests in the same assets of the fund and differ as follows: each class of shares has exclusive voting rights on matters pertaining to its plan of distribution or any other matter appropriately limited to that class; the classes are subject to differing sales charges as described in the prospectus; Class A, Class B, Class C and Class R shares are subject to ongoing distribution and service fees and Class I, Class I2 and Class T shares have no annual distribution and service fees; each class may bear differing amounts of certain class-specific expenses; and each class has a separate exchange privilege.

141

Effective as of July 15, 2010, Class B shares are longer offered for purchase, including to existing Class B shareholders, except in the limited circumstances as described above.

Class T shares are not available to new investors; only existing Class T shareholders may purchase additional Class T shares.

All shares designated as Class C shares prior to March 1, 2004 were renamed as Class C2 shares on that date. All shares designated as Class L shares prior to March 1, 2004 were renamed as Class C shares with different fees and expenses than the previous Class L shares. All shares previously designated as Class C2 shares on March 1, 2004 were converted to Class C shares on June 15, 2004. On September 24, 2004, Class M shares were converted into Class C shares. On November 30, 2009, all shares previously designated as Class I shares were redesignated as Class I2 shares. On February 10, 2012, all shares previously designated as Class P shares were converted into Class I shares.

Transamerica Funds does not anticipate that there will be any conflicts between the interests of holders of the different classes of shares of the same fund by virtue of these classes. On an ongoing basis, the Board of Trustees will consider whether any such conflict exists and, if so, take appropriate action. On any matter submitted to a vote of shareholders of a series or class, each full issued and outstanding share of that series or class has one vote.

The Declaration of Trust provides that each of the Trustees will continue in office until the termination of Transamerica Funds or until the next meeting of shareholders called for the purpose of considering the election or re-election of such Trustee or of a successor to such Trustee, and until his successor, if any, is elected, qualified and serving as a Trustee hereunder. Vacancies may be filled by a majority of the remaining trustees, subject to certain limitations imposed by the 1940 Act. Subject to the foregoing, shareholders have the power to vote for the election and removal of trustees, and on any other matters on which a shareholder vote is required by the 1940 Act or at the request of the Trustees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst and Young LLP, located at 200 Clarendon Street, Boston, MA 02116, serves as independent registered public accounting firm for Transamerica Funds.

CODES OF ETHICS

Transamerica Funds, TAM, each sub-adviser and TCI each has adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of Transamerica Funds, TAM, a sub-adviser and TCI from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the funds (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities.

PROXY VOTING POLICIES AND PROCEDURES

As detailed in the Transamerica Funds’ Proxy Voting Policies and Procedures below, Transamerica Funds uses the proxy voting policies and procedures of the sub-advisers to determine how to vote proxies relating to securities held by Transamerica Funds. The proxy voting policies and procedures of TAM and each sub-adviser are attached or summarized in Appendix A.

Transamerica Funds files Form N-PX, with the complete proxy voting records of the funds for the 12 months ended June 30th, no later than August 31st of each year. The form is available without charge: (1) from Transamerica Funds, upon request by calling 1-888-233-4339; and (2) on the SEC’s website at www.sec.gov.

PROXY VOTING POLICIES AND PROCEDURES

I.	Statement of Principle

The funds seek to assure that proxies received by the funds are voted in the best interests of the funds’ stockholders and have accordingly adopted these procedures.

II.	Delegation of Proxy Voting/Adoption of Adviser and Sub-Adviser Policies

Each fund delegates the authority to vote proxies related to portfolio securities to TAM (the “Adviser”), as investment adviser to each fund, which in turn delegates proxy voting authority for most portfolios of the fund to the Sub-Adviser retained to provide day-to-day portfolio management for that portfolio. The Board of Trustees (“Board”) of each fund adopts the proxy voting policies and procedures of the Adviser and Sub-Advisers as the proxy voting policies and procedures (each a “Proxy Voting Policy”) that will be used by each of these respective entities when exercising voting authority on behalf of the fund. These policies and procedures are herein.

III.	Annual Review of Proxy Voting Policies of Adviser and Sub-Advisers

No less frequently than once each calendar year, the Proxy Voting Administrator will request each Sub-Adviser to provide a current copy of its Proxy Voting Policy, or certify that there have been no material changes to its Proxy Voting Policy or that all material changes have been previously provided for review, and verify that such Proxy Voting Policy is consistent with those of the funds and Adviser. Any inconsistency between the Sub-Adviser’s Proxy Voting Policy and that of the funds or Adviser shall be reconciled by the Proxy Voting Administrator before presentation for approval by the Board.

The Proxy Voting Administrator will provide an electronic copy of each Board approved Proxy Voting Policy to the legal department for inclusion in applicable SEC filings.

142

IV.	Securities on Loan

The Board of the funds has authorized the Adviser, in conjunction with State Street Bank and Trust Company (“State Street”), to lend portfolio securities on behalf of the funds. Securities on loan generally are voted by the borrower of such securities. Should a Sub-Adviser to the fund wish to exercise its vote for a particular proxy, the Adviser will immediately contact State Street and terminate the loan.

FINANCIAL STATEMENTS

Financial statements and financial highlights for each fund (except as noted below) are incorporated herein by reference from the Transamerica Funds Annual Report for the fiscal year ended October 31, 2011. The Annual Report was filed with the SEC on January 6, 2012 (Accession No. 0000950123-12-000406), and is available without charge upon request by calling Customer Service at (888) 233-4339.

Transamerica Tactical Income commenced operations on October 31, 2011. The Annual Report for this fund will be sent to shareholders once it becomes available.

143

APPENDIX A

AEGON USA Investment Management, LLC

COMPLIANCE MANUAL

SECURITIES VOTING POLICY

1. Introduction

Normally, clients for which AEGON USA Investment Management, LLC (“AUIM”) has sufficient discretionary investment authority expect AUIM to vote client securities in accordance with AUIM’s Securities Voting Policy (the “Policy”). As a result, AUIM will vote on behalf of all client accounts for which it has requisite discretionary authority except for situations in which any client notifies AUIM in writing that it has retained, and intends to exercise, the authority to vote their own securities. Clients may also ask AUIM to vote their securities in accordance with specific guidelines furnished by the client.

AUIM primarily manages client portfolios of debt securities and does not function to a significant extent, as a manager of equity securities. AUIM does however, manage several mutual funds, the investment strategy of which involves investments in exchange traded funds (“ETFs”). These ETFs are equity securities and have traditional proxies associated with them. For most clients, the issues with respect to which AUIM votes client securities generally involve amendments to loan documentation, borrower compliance with financial covenants, registration rights, prepayments, and insolvency and other distressed credit situations, rather than issues more commonly voted upon by holders or managers of equity securities, e.g. board of directors matters, general matters of corporate governance, choice of auditors and corporate social and environmental positions. Occasionally, however, AUIM’s fixed income invested clients receive equity securities resulting from the restructure of debt security investments or other special situations.

2. Statement of Policy

It is the policy of AUIM to vote client securities in the best interest of its clients at all times. In general, votes will be determined on a case-by-case basis, after taking into consideration all factors relevant to the issues presented.

Because the issues on which AUIM votes client debt securities are unique to each particular borrower and relevant fact situation, and do not lend themselves to broad characterization as do many issues associated with the voting of equity security proxies, AUIM does not maintain voting policy guidelines regarding categories of issues that may come before debt security holders from time to time. AUIM, however, has adopted such guidelines for use in situations in which AUIM votes client equity securities. These guidelines provide a roadmap for arriving at voting decisions and are not meant to be exhaustive of all issues that may be raised in any or all proxy ballots or other voting opportunities. The guidelines are attached to this Policy as Appendix A. To the extent relevant and appropriate, AUIM will consider these guidelines when voting client debt securities.

It is the responsibility of each AUIM personnel with authority to vote client securities to be aware of and vote client securities in accordance with this Policy. The Chief Compliance Officer is responsible for monitoring compliance with this Policy. At the discretion of the Chief Compliance Officer, issues related to this Policy may be raised to the level of the Management Review Committee (as that term is defined in the Code of Ethics) for their consideration.

3. Use of Independent Third Party

Because of the expertise of its staff with the issues upon which it votes client debt securities generally, AUIM will not maintain the services of a qualified independent third party (an “Independent Third Party”) to provide guidance on such matters. Nevertheless, in appropriate situations AUIM will consider retaining the services of an Independent Third Party (either directly or via similar engagements made by affiliates) to assist with voting issues associated with client equity securities. In any such case, AUIM will consider the research provided by the Independent Third Party when making voting decisions; however, the final determination on voting rests with AUIM.

4. Conflicts of Interest Between AUIM and Clients

AUIM recognizes the potential for material conflicts that may arise between its own interests and those of its clients. To address these concerns, AUIM will take one of the following steps to avoid any impropriety or the appearance of impropriety in any situation involving a conflict of interest:

a. Vote in accordance with the recommendation of the Independent Third Party;

b. Obtain the guidance of the client(s) whose account(s) are involved in the conflict;

c. Obtain the review of the General Counsel of AUIM, or

d. Vote in strict accordance with the Guidelines.

5. Provision of the Policy to Clients

AUIM will make available to all clients a copy of its Policy. A copy of the Policy will be mailed, either electronically or through the postal service, to any client at any time upon request.

At a client’s request, AUIM will make available information with respect to how AUIM voted that particular client’s securities.

Effective: October 5, 2004

Revised: January 31, 2008

Revised: February 3, 2010

AEGON USA INVESTMENT MANAGEMENT, LLC

SECURITIES VOTING POLICY

APPENDIX A

SECURITIES VOTING POLICY GUIDELINES

The following is a concise summary of AUIM’s securities voting policy guidelines.

1. Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent,
•	Fees for non-audit services are excessive, or
•	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

2. Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by AUIM’s definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3. Shareholder Rights

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

5. Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.

6. Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. Reincorporation Proposals

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. Capital Structure

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis.

Vote on proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights on a CASE-BY-CASE basis.

Vote on proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain on a CASE-BY-CASE basis.

Dual-class Stock

Vote on proposals to create a new class of common stock with superior voting rights on a CASE-BY-CASE basis.

Vote on proposals to create a new class of nonvoting or subvoting common stock on a CASE-BY-CASE basis, reviewing in particular if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders
•	It is not designed to preserve the voting power of an insider or significant shareholder

9. Executive and Director Compensation

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. AUIM reviews Executive and Director compensation plans (including broad-based option plans) in the context of the transfer of shareholder wealth. This review encompasses not only a comparison of a plan relative to peer companies, but also on an absolute basis, considering the cost of the plan vs. the operating income and overall profitability of the firm in question.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

Management Proposals Seeking Approval to Reprice Options

Vote AGAINST proposals by management seeking approval to reprice options.

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

• Purchase price is at least 85 percent of fair market value

• Offering period is 27 months or less, and

• Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions apply.

Shareholder Proposals on Compensation

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10. Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

AQR Capital Management, LLC

PROXY POLICY

1. General

Investment Advisers Act of 1940 Rule 206(4)-6 imposes a number of requirements on investment advisers that have voting authority with respect to securities held in their clients’ accounts. The SEC states that the duty of care requires an adviser with proxy voting authority to monitor corporate actions and to vote the proxies. To satisfy its duty of loyalty, an adviser must cast the proxy votes in a manner consistent with the best interests of its clients, and must never put the adviser’s own interests above those of its clients.

These written policies and procedures are designed to reasonably ensure that AQR votes proxies in the best interest of clients over whom AQR has voting authority; and describes how AQR addresses material conflicts between its interests and those of its clients with respect to proxy voting.

2. Proxy Guidelines

Generally, AQR will vote based upon the recommendations of ISS Governance Services (“ISS”), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. Appendix 1 of this policy contains a summary of the Proxy Voting Guidelines employed by ISS and adopted by AQR for voting proxies. Although ISS' analyses are reviewed and considered in making a final voting decision, AQR will make the ultimate decision. As a matter of policy, the employees, officers, or principals of AQR will not be influenced by outside sources whose interests conflict with the interests of its Clients.

In addition, unless prior approval is obtained from AQR’s CCO the following must be adhered to:

(a) AQR shall not engage in conduct that involves an attempt to change or influence the control of a public company. In addition, all communications regarding proxy issues or corporate actions between companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing AQR's concerns for its advisory clients' interests and not for an attempt to influence or control management.

(b) AQR will not announce its voting intentions and the reasons therefore.

(c) AQR shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder. AQR has the responsibility to process proxies and maintain proxy records pursuant to SEC rules and regulations. Therefore, AQR will attempt to process every vote it receives for all domestic and foreign proxies. However, there may be situations in which AQR cannot vote proxies. For example:

☐ If the cost of voting a proxy outweighs the benefit of voting, AQR may refrain from processing that vote.

☐ AQR may not be given enough time to process the vote. For example ISS through no fault of its own, may receive a meeting notice from the company too late, or may be unable to obtain a timely translation of the agenda.

☐ If AQR has outstanding sell orders or intends to sell, the proxies for those meetings may not be voted in order to facilitate the sale of those securities. Although AQR may hold shares on a company's record date, should it sell them prior to the company's meeting date, AQR ultimately may decide not to vote those shares.

☐ AQR will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions.

AQR may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. AQR may also enter an “abstain” vote on the election of certain directors from time to time based on individual situations, particularly where AQR is not in favor of electing a director and there is no provision for voting against such director. If an AQR portfolio manager determines that the interests of clients are best served by voting differently from the ISS recommended vote, approval must be obtained from the CCO or designee. AQR will adhere to the Conflict of Interest (below) section of this policy in all instances where the recommended vote is not taken.

AQR will periodically review the outside party's voting standards and guidelines to make certain that proxy issues are voted in accordance with the adopted proxy voting guidelines and the avoidance of conflicts of interest.

3. Proxy Procedures

AQR has engaged ISS to assist in the administrative aspects for the voting of proxies. ISS is responsible for coordinating with Clients' custodians to ensure that all proxy materials received by the custodians relating to the Clients' portfolio securities are processed in a timely fashion. To the extent applicable, ISS votes all proxies in accordance with its own proxy voting guidelines (please see Proxy Guidelines above), which have been reviewed and adopted by AQR. The CCO shall supervise the proxy voting process.

Upon request, AQR will furnish a copy of the policies and procedures to the requesting client and information on how the client’s proxies were voted.

4. Conflicts of Interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if AQR has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the CCO and otherwise remove him or herself from the proxy voting process. The CCO will review each item referred to by AQR's investment professionals to determine if a conflict of interest exists and will draft a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside AQR (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional's recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

Appendix 1 - PROXY VOTING GUIDELINES

Date Modified: 5/4/2011 CONFIDENTIAL

BlackRock Investment Management, LLC

PROXY VOTING GUIDELINES FOR U.S. SECURITIES

December 2009

These guidelines should be read in conjunction with BlackRock’s Global Corporate Governance and Engagement Principles.

Introduction

BlackRock, Inc. and its subsidiaries (collectively, “BlackRock”) seek to make proxy voting decisions in the manner most likely to protect and promote the economic value of the securities held in client accounts. The following issue-specific proxy voting guidelines (the “Guidelines”) are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context for U.S. Securities. These Guidelines are not intended to limit the analysis of individual issues at specific companies and are not intended to provide a guide to how BlackRock will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots. They are applied with discretion, taking into consideration the range of issues and facts specific to the company and the individual ballot item.

Voting Guidelines

These guidelines are divided into six key themes which group together the issues that frequently appear on the agenda of annual and extraordinary meetings of shareholders.

The six key themes are:

¡	Boards and directors
¡	Auditors and audit-related issues
¡	Capital structure, mergers, asset sales and other special transactions
¡	Remuneration and benefits
¡	Social, ethical and environmental issues
¡	General corporate governance matters

Boards and directors

Director elections

BlackRock generally supports board nominees in most uncontested elections. However, BlackRock may withhold votes from the entire board in certain situations, including, but not limited to:

Where a board fails to implement shareholder proposals that receive a majority of votes cast at a prior shareholder meeting, and the proposals, in our view, have a direct and substantial impact on shareholders’ fundamental rights or long-term economic interests.

Where a board implements or renews a poison pill without seeking shareholder approval beforehand or within a reasonable period of time after implementation.

BlackRock may withhold votes from members of particular board committees (or prior members, as the case may be) in certain situations, including, but not limited to:

An insider or affiliated outsider who sits on any of the board’s key committees (i.e., audit, compensation, nominating and governance), which we believe generally should be entirely independent. However, BlackRock will examine a board’s complete profile when questions of independence arise prior to casting a withhold vote for any director. For controlled companies, as defined by the U.S. stock exchanges, we will only vote against insiders or affiliates who sit on the audit committee, but not other key committees.

Members of the audit committee during a period when the board failed to facilitate quality, independent auditing.

Members of the audit committee where substantial accounting irregularities suggest insufficient oversight by that committee.

Members of the audit committee during a period in which we believe the company has aggressively accounted for its equity compensation plans.

Members of the compensation committee during a period in which executive compensation appears excessive relative to performance and peers, and where we believe the compensation committee has not already substantially addressed this issue.

Members of the compensation committee where the company has repriced options without contemporaneous shareholder approval.

The chair of the nominating committee, or where no chair exists, the nominating committee member with the longest tenure, where board members have previously received substantial withhold votes and the board has not taken appropriate action to respond to shareholder concerns. This may not apply in cases where BlackRock did not support the initial withhold vote.

The chair of the nominating committee, or where no chair exists, the nominating committee member with the longest tenure, where the board is not composed of a majority of independent directors. However, this would not apply in the case of a controlled company.

BlackRock may withhold votes from individual board members in certain situations, including, but not limited to:

Where BlackRock obtains evidence that casts significant doubt on a director’s qualifications or ability to represent shareholders.

Where it appears the director has acted (at the company or at other companies) in a manner that compromises his or her reliability in representing the best long-term economic interests of shareholders.

Where a director has a pattern of attending less than 75% of combined board and applicable key committee meetings.

Age limits / term limits

We typically oppose limits on the pool of directors from which shareholders can choose their representatives, especially where those limits are arbitrary or unrelated to the specific performance or experience of the director in question.

Board size

We generally defer to the board in setting the appropriate size. We believe directors are generally in the best position to assess what size is optimal to ensure a board’s effectiveness. However, we may oppose boards that appear too small to allow for effective shareholder representation or too large to function efficiently.

Classified board of directors / staggered terms

A classified board of directors is one that is divided into classes (generally three), each of which is elected on a staggered schedule (generally for three years). At each annual meeting, only a single class of directors is subject to reelection (generally one-third of the entire board).

We believe that classification of the board dilutes shareholders’ right to evaluate promptly a board’s performance and limits shareholder selection of their representatives. By not having the mechanism to immediately address concerns we may have with any specific director, we lose the ability to provide valuable feedback to the company. Furthermore, where boards are classified, director entrenchment is more likely, because review of board service generally only occurs every three years. Therefore, we typically vote against classification and for proposals to eliminate board classification.

Cumulative voting for directors

Cumulative voting allocates one vote for each share of stock held, times the number of directors subject to election. A shareholder may cumulate his/her votes and cast all of them in favor of a single candidate, or split them among any combination of candidates. By making it possible to use their cumulated votes to elect at least one board member, cumulative voting is typically a mechanism through which minority shareholders attempt to secure board representation.

BlackRock may support cumulative voting proposals at companies where the board is not majority independent. However, we may oppose proposals that further the candidacy of minority shareholders whose interests do not coincide with our fiduciary responsibility.

Director compensation and equity programs

We believe that compensation for independent directors should be structured to align the interests of the directors with those of shareholders, whom the directors have been elected to represent. We believe that independent director compensation packages based on the company’s long-term performance and that include some form of long-term equity compensation are more likely to meet this goal; therefore, we typically support proposals to provide such compensation packages. However, we will generally oppose shareholder proposals requiring directors to own a minimum amount of company stock, as we believe that companies should maintain flexibility in administering compensation and equity programs for independent directors, given each company’s and director’s unique circumstances.

Indemnification of directors and officers

We generally support reasonable but balanced protection of directors and officers. We believe that failure to provide protection to directors and officers might severely limit a company's ability to attract and retain competent leadership. We generally support proposals to provide indemnification that is limited to coverage of legal expenses. However, we may oppose proposals that provide indemnity for: breaches of the duty of loyalty; transactions from which a director derives an improper personal benefit; and actions or omissions not in good faith or those that involve intentional misconduct.

Independent board composition

We generally support shareholder proposals requesting that the board consist of a two-thirds majority of independent outside directors, as we believe that an independent board faces fewer conflicts and is best prepared to protect shareholder interests.

Liability insurance for directors and officers

Proposals regarding liability insurance for directors and officers often appear separately from indemnification proposals. We will generally support insurance against liability for acts committed in an individual's capacity as a director or officer of a company following the same approach described above with respect to indemnification.

Limits on director removal

Occasionally, proposals contain a clause stipulating that directors may be removed only for cause. We oppose this limitation of shareholders’ rights.

Majority vote requirements

BlackRock generally supports the concept of director election by majority vote. Majority voting standards assist in ensuring that directors who are not broadly supported by shareholders are not elected to serve as their representatives. However, we also recognize that there are many methods for implementing majority vote proposals. Where we believe that the company already has a sufficiently robust majority voting process in place, we may not support a shareholder proposal seeking an alternative mechanism.

Separation of chairman and CEO positions

We generally support shareholder proposals requesting that the positions of chairman and CEO be separated. We may consider the designation of a lead director to suffice in lieu of an independent chair, but will take into consideration the structure of that lead director’s position and overall corporate governance of the company in such cases.

Shareholder access to the proxy

We believe that shareholders should have the opportunity, when necessary and under reasonable conditions, to nominate individuals to stand for election to the boards of the companies they own. In our view, securing a right of shareholders to nominate directors without engaging in a control contest can enhance shareholders’ ability to participate meaningfully in the director election process, stimulate board attention to shareholder interests, and provide shareholders an effective means of directing that attention where it is lacking.

We prefer an access mechanism that is equally applied to companies throughout the market with sufficient protections to limit the potential for abuse. Absent such a mechanism under current law, we consider these proposals on a case-by-case basis. In evaluating a proposal requesting shareholder access at a company, we consider whether access is warranted at that particular company at that time by taking into account the overall governance structure of the company as well as issues specific to that company that may necessitate greater board accountability. We also look for certain minimum ownership threshold requirements, stipulations that access can be used only in non-hostile situations, and reasonable limits on the number of board members that can be replaced through such a mechanism.

Auditors and audit-related issues

BlackRock recognizes the critical importance of financial statements that provide a complete and accurate portrayal of a company’s financial condition. Consistent with our approach to voting on boards of directors, we seek to hold the audit committee of the board responsible for overseeing the management of the audit function at a company, and may withhold votes from the audit committee’s members where the board has failed to facilitate quality, independent auditing. We take particular note of cases involving significant financial restatements or material weakness disclosures.

The integrity of financial statements depends on the auditor effectively fulfilling its role. To that end, we favor an independent auditor. In addition, to the extent that an auditor fails to reasonably identify and address issues that eventually lead to a significant financial restatement, or the audit firm has violated standards of practice that protect the interests of shareholders, we may also vote against ratification.

From time to time, shareholder proposals may be presented to promote auditor independence or the rotation of audit firms. We may support these proposals when they are consistent with our views as described above.

Capital structure, mergers, asset sales and other special transactions

In reviewing merger and asset sale proposals, BlackRock’s primary concern is the best long-term economic interests of shareholders. While these proposals vary widely in scope and substance, we closely examine certain salient features in our analyses. The varied nature of these proposals ensures that the following list will be incomplete. However, the key factors that we typically evaluate in considering these proposals include:

Market premium: For mergers and asset sales, we make every attempt to determine the degree to which the proposed transaction represents a premium to the company's trading price. In order to filter out the effects of pre-merger news leaks on the parties' share prices, we consider a share price from a time period in advance of the merger announcement. In most cases, business combinations should provide a premium; benchmark premiums vary by industry and direct peer group. Where one party is privately held, we look to the comparable transaction analyses provided by the parties' financial advisors. For companies facing insolvency or bankruptcy, a market premium may not apply.

Strategic reason for transaction: There should be a favorable business reason for the combination.

Board approval/transaction history: Unanimous board approval and arm's-length negotiations are preferred. We examine transactions that involve dissenting boards or that were not the result of an arm's-length bidding process to evaluate the likelihood that a transaction is in shareholders’ interests. We also seek to ensure that executive and/or board members’ financial interests in a given transaction do not affect their ability to place shareholders’ interests before their own.

Financial advisors' fairness opinions: We scrutinize transaction proposals that do not include the fairness opinion of a reputable financial advisor to evaluate whether shareholders’ interests were sufficiently protected in the merger process.

Anti-greenmail provisions: Greenmail is typically defined as payments to a corporate raider to terminate a takeover attempt. It may also occasionally refer to payments made to a dissident shareholder in order to terminate a potential proxy contest or shareholder proposal. We typically view such payments as a misuse of corporate assets which denies shareholders the opportunity to review a matter of direct economic concern and potential benefit to them. Therefore, we generally support proposals to prevent boards from making greenmail payments. However, we generally will oppose provisions designed to limit greenmail payments that appear to unduly burden or prohibit legitimate use of corporate funds.

Blank check preferred: See Preferred Stock.

Eliminate preemptive rights

Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership despite any subsequent equity offerings. These provisions are no longer common in the U.S., and may restrict management's ability to raise new capital.

We generally support the elimination of preemptive rights, but will often oppose the elimination of limited preemptive rights, (e.g., rights that would limit proposed issuances representing more than an acceptable level of dilution).

Equal voting rights

BlackRock supports the concept of equal voting rights for all shareholders. Some management proposals request authorization to allow a class of common stock to have superior voting rights over the existing common or to allow a class of common to elect a majority of the board. We oppose such differential voting power as it may have the effect of denying shareholders the opportunity to vote on matters of critical economic importance to them.

However, when a shareholder proposal requests to eliminate an existing dual-class voting structure, we seek to determine whether this action is warranted at that company at that time, and whether the cost of restructuring will have a clear economic benefit to shareholders. We evaluate these proposals on a case-by-case basis, and we consider the level and nature of control associated with the dual-class voting structure as well as the company’s history of responsiveness to shareholders in determining whether support of such a measure is appropriate.

Fair price provisions

Originally drafted to protect shareholders from tiered, front-end-loaded tender offers, these provisions have largely evolved into anti-takeover devices through the imposition of supermajority vote provisions and high premium requirements. BlackRock examines proposals involving fair price provisions and generally votes in favor of those that appear designed to protect minority shareholders, but against those that appear designed to impose barriers to transactions or are otherwise against the economic interests of shareholders.

Increase in authorized common shares

BlackRock considers industry specific norms in our analysis of these proposals, as well as a company’s history with respect to the use of its common shares. Generally, we are predisposed to support a company if the board believes additional common shares are necessary to carry out the firm’s business. The most substantial concern we might have with an increase is the possibility of use of common shares to fund a poison pill plan that is not in the economic interests of shareholders. Therefore, we generally do not support increases in authorized common shares where a company has no stated use for the additional common shares and/or has a substantial amount of previously authorized common shares still available for issue that is sufficient to allow the company to flexibly conduct its operations, especially if the company already has a poison pill in place. We may also oppose proposals that include common shares with unequal voting rights.

Increase or issuance of preferred stock

These proposals generally request either authorization of a class of preferred stock or an increase in previously authorized preferred stock. Preferred stock may be used to provide management with the flexibility to consummate beneficial acquisitions, combinations or financings on terms not necessarily available via other means of financing. We generally support these proposals in cases where the company specifies the voting, dividend, conversion and other rights of such stock where the terms of the preferred stock appear reasonable.

However, we frequently oppose proposals requesting authorization of a class of preferred stock with unspecified voting, conversion, dividend distribution and other rights (“blank check” preferred stock) because they may serve as a transfer of authority from shareholders to the board and a possible entrenchment device. We generally view the board’s discretion to establish voting rights on a when-issued basis as a potential anti-takeover device, as it affords the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without a shareholder vote. Nonetheless, where the company appears to have a legitimate financing motive for requesting blank check authority, has committed publicly that blank check preferred shares will not be used for anti-takeover purposes, has a history of using blank check preferred stock for financings, or has blank check preferred stock previously outstanding such that an increase would not necessarily provide further anti-takeover protection but may provide greater financing flexibility, we may support the proposal.

Poison pill plans

Also known as Shareholder Rights Plans, these plans generally involve issuance of call options to purchase securities in a target firm on favorable terms. The options are exercisable only under certain circumstances, usually accumulation of a specified percentage of shares in a relevant company or launch of a hostile tender offer. These plans are often adopted by the board without being subject to shareholder vote.

Poison pill proposals generally appear on the proxy as shareholder proposals requesting that existing plans be put to a vote. This vote is typically advisory and therefore non-binding. We generally vote in favor of shareholder proposals to rescind poison pills.

Where a poison pill is put to a shareholder vote, our policy is to examine these plans individually. Although we oppose most plans, we may support plans that include a reasonable 'qualifying offer clause.’ Such clauses typically require shareholder ratification of the pill, and stipulate a sunset provision whereby the pill expires unless it is renewed. These clauses also tend to specify that an all cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces either a special meeting at which the offer is put to a shareholder vote, or the board to seek the written consent of shareholders where shareholders could rescind the pill in their discretion. We may also support a pill where it is the only effective method for protecting tax or other economic benefits that may be associated with limiting the ownership changes of individual shareholders.

Stock splits and reverse stock splits

We generally support stock splits that are not likely to negatively affect the ability to trade shares or the economic value of a share. We generally support reverse splits that are designed to avoid delisting or to facilitate trading in the stock, where the reverse split will not have a negative impact on share value (e.g. one class is reduced while others remain at pre-split levels). In the event of a proposal to reverse split that would not also proportionately reduce the company’s authorized stock, we apply the same analysis we would use for a proposal to increase authorized stock.

Remuneration and benefits

We note that there are management and shareholder proposals related to executive compensation that appear on corporate ballots. We generally vote on these proposals as described below, except that we typically oppose shareholder proposals on issues where the company already has a reasonable policy in place that we believe is sufficient to address the issue. We may also oppose a shareholder proposal regarding executive compensation if the company’s history suggests that the issue raised is not likely to present a problem for that company.

Adopt advisory resolutions on compensation committee reports

BlackRock generally opposes these proposals, put forth by shareholders, which ask companies to adopt advisory resolutions on compensation committee reports (otherwise known as “Say-on-Pay”). We believe that compensation committees are in the best position to make compensation decisions and should maintain significant flexibility in administering compensation programs, given their knowledge of the wealth profiles of the executives they seek to incentivize, the appropriate performance measures for the company, and other issues internal and/or unique to the company. In our view, shareholders have a sufficient and much more powerful “say-on-pay” today in the form of director elections, in particular with regards to members of the compensation committee.

Advisory resolutions on compensation committee reports

In cases where there is an advisory vote on compensation put forth by management, BlackRock will respond to the proposal as informed by our evaluation of compensation practices at that particular company, and in a manner that appropriately addresses the specific question posed to shareholders. On the question of support or opposition to executive pay practices our vote is likely to correspond with our vote on the directors who are compensation committee members responsible for making compensation decisions. Generally we believe these matters are best left to the compensation committee of the board and that shareholders should not dictate the terms of executive compensation. Our preferred approach to managing pay-for-performance disconnects is via a withhold vote for the compensation committee.

Claw back proposals

Claw back proposals are generally shareholder sponsored and seek recoupment of bonuses paid to senior executives if those bonuses were based on financial results that are later restated. We generally favor recoupment from any senior executive whose compensation was based on faulty financial reporting, regardless of that particular executive’s role in the faulty reporting. We typically support these proposals unless the company already has a robust claw back policy that sufficiently addresses our concerns.

Employee stock purchase plans

An employee stock purchase plan (“ESPP”) gives the issuer’s employees the opportunity to purchase stock in the issuer, typically at a discount to market value. We believe these plans can provide performance incentives and help align employees’ interests with those of shareholders. The most common form of ESPP qualifies for favorable tax treatment under Section 423 of the Internal Revenue Code. Section 423 plans must permit all full-time employees to participate, carry restrictions on the maximum number of shares that can be purchased, carry an exercise price of at least 85 percent of fair market value on grant date with offering periods of 27 months or less, and be approved by shareholders. We will typically support qualified ESPP proposals.

Equity compensation plans

BlackRock supports equity plans that align the economic interests of directors, managers and other employees with those of shareholders. Our evaluation of equity compensation plans in a post-expensing environment is based on a company’s executive pay and performance relative to peers and whether the plan plays a significant role in a pay-for-performance disconnect. We generally oppose plans that contain “evergreen” provisions allowing for the ongoing increase of shares reserved without shareholder approval. We also generally oppose plans that allow for repricing without shareholder approval. Finally, we may oppose plans where we believe that the company is aggressively accounting for the equity delivered through their stock plans.

Golden parachutes

Golden parachutes provide for compensation to management in the event of a change in control. We generally view this as encouragement to management to consider proposals that might be beneficial to shareholders. We normally support golden parachutes put to shareholder vote unless there is clear evidence of excess or abuse.

We may also support shareholder proposals requesting that implementation of such arrangements require shareholder approval. In particular, we generally support proposals requiring shareholder approval of plans that exceed 2.99 times an executive’s current compensation.

Option exchanges

BlackRock may support a request to exchange underwater options under the following circumstances: the company has experienced significant stock price decline as a result of macroeconomic trends, not individual company performance; directors and executive officers are excluded; the exchange is value neutral or value creative to shareholders; and there is clear evidence that absent repricing the company will suffer serious employee incentive or retention and recruiting problems.

Pay-for-performance plans

In order for executive compensation exceeding $1 million to qualify for federal tax deductions, the Omnibus Budget Reconciliation Act (OBRA) requires companies to link that compensation, for the Company’s top five executives, to disclosed performance goals and submit the plans for shareholder approval. The law further requires that a compensation committee comprised solely of outside directors administer these plans. Because the primary objective of these proposals is to preserve the deductibility of such compensation, we generally favor approval in order to preserve net income.

Pay-for-superior-performance

These are typically shareholder proposals requesting that compensation committees adopt policies under which a portion of equity compensation requires the achievement of performance goals as a prerequisite to vesting. We generally believe these matters are best left to the compensation committee of the board and that shareholders should not set executive compensation or dictate the terms thereof. We may support these proposals if we have a substantial concern regarding the company’s compensation practices over a significant period of time, the proposals are not overly prescriptive, and we believe the proposed approach is likely to lead to substantial improvement. However, our preferred approach to managing pay-for-performance disconnects is via a withhold vote for the compensation committee.

Supplemental executive retirement plans

BlackRock may support shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plans (“SERP”) agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Social, ethical and environmental issues

See Global Corporate Governance and Engagement Principles.

General corporate governance matters

Adjourn meeting to solicit additional votes

We generally support such proposals when the agenda contains items that we judge to be in shareholders’ best long-term economic interests.

Bundled proposals

We believe that shareholders should have the opportunity to review substantial governance changes individually without having to accept bundled proposals. Where several measures are grouped into one proposal, BlackRock may reject certain positive changes when linked with proposals that generally contradict or impede the rights and economic interests of shareholders. The decision to support or oppose bundled proposals requires a balancing of the overall benefits and drawbacks of each element of the proposal.

Change name of corporation

We typically defer to management with respect to appropriate corporate names.

Confidential voting

Shareholders most often propose confidential voting as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues. We generally support proposals to allow confidential voting. However, we will usually support suspension of confidential voting during proxy contests where dissidents have access to vote information and management may face an unfair disadvantage.

Other business

We oppose giving companies our proxy to vote on matters where we are not given the opportunity to review and understand those measures and carry out an appropriate level of shareholder oversight.

Reincorporation

Proposals to reincorporate from one state or country to another are most frequently motivated by considerations of anti-takeover protections or cost savings. Where cost savings are the sole issue, we will typically favor reincorporating. In all instances, we will evaluate the changes to shareholder protection under the new charter/articles/by-laws to assess whether the move increases or decreases shareholder protections. Where we find that shareholder protections are diminished, we will support reincorporation if we determine that the overall benefits outweigh the diminished rights.

Shareholders’ right to call a special meeting or act by written consent

In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to call a special meeting or to solicit votes by written consent in cases where a reasonably high proportion of shareholders (typically a minimum of 15%) are required to agree to such a meeting/consent before it is called, in order to avoid misuse of this right and waste corporate resources in addressing narrowly supported interests. However, we may oppose this right in cases where the provision is structured for the benefit of a dominant shareholder to the exclusion of others.

Simple majority voting

We generally favor a simple majority voting requirement to pass proposals. Therefore we will support the reduction or the elimination of supermajority voting requirements to the extent that we determine shareholders’ ability to protect their economic interests is improved. Nonetheless, in situations where there is a substantial or dominant shareholder, supermajority voting may be protective of public shareholder interests and we may therefore support supermajority requirements in those situations.

Stakeholder provisions

Stakeholder provisions introduce the concept that the board may consider the interests of constituencies other than shareholders when making corporate decisions. Stakeholder interests vary widely and are not necessarily consistent with the best long-term economic interests of all shareholders, whose capital is at risk in the ownership of a public company. We believe the board’s fiduciary obligation is to ensure management is employing this capital in the most efficient manner so as to maximize shareholder value, and we oppose any provision that suggests the board should do otherwise.

GLOBAL CORPORATE GOVERNANCE & ENGAGEMENT PRINCIPLES

December 2009

1. INTRODUCTION TO BLACKROCK

BlackRock is the world’s preeminent asset management firm and a premier provider of global investment management, risk management and advisory services to institutional and individual clients around the world. With more than $3.3 trillion1 in assets under management, BlackRock offers a wide range of investment strategies and product structures to meet clients’ needs, including individual and institutional separate accounts, mutual funds, and other pooled investment vehicles and the industry-leading iShares exchange traded funds. Through BlackRock Solutions®, we offer risk management, strategic advisory and enterprise investment system services to a broad base of clients with portfolios totaling approximately US$7.25 trillion.1

2. PHILOSOPHY ON CORPORATE GOVERNANCE

BlackRock’s corporate governance program is focused on protecting and enhancing the economic value of the companies in which it invests on behalf of clients. We do this through engagement with boards and management of investee companies and, for those clients who have given us authority, through voting at shareholder meetings.

We believe that there are certain fundamental rights attached to share ownership: companies should be accountable to shareholders for the use of their money, companies and their boards should be structured with appropriate checks and balances to ensure that they operate in shareholders’ interests, effective voting rights are central to the rights of ownership and there should be one vote for one share. Key elements of shareholder protection include protection against excessive dilution, the election of directors and the appointment of auditors. Specifically, shareholders should have the right to elect, remove and nominate directors and to amend the corporate charter or by-laws. Shareholders should also be able to vote on matters that are material to the protection of their investment including but not limited to changes to the purpose of the business, the distribution of income and the capital structure. In order to exercise these rights in their own best interests, we believe shareholders have the right to sufficient and timely information to be able to take an informed view of the performance of the company and management.

Our focus is on the board of directors, as the agents of shareholders, who should set the company’s strategic aims within a framework of prudent and effective controls which enables risk to be assessed and managed. The board should provide direction and leadership to the management and oversee their performance. Our starting position is to be supportive of boards in their oversight efforts on our behalf and the items of business they put to a shareholder vote at shareholder meetings. Votes against or withheld from resolutions proposed by the board are a signal that we are concerned that the directors or management have either not acted in the interests of shareholders or have not responded adequately to shareholder concerns communicated to it regarding the strategy or management of a company.

These principles set out our approach to engaging with companies, provide guidance on our position on the key aspects of corporate governance and outline how these might be reflected in our voting decisions. Corporate governance practices vary internationally and our expectations in relation to individual companies are based on the legal and regulatory framework of each market. However, we do believe that there are some overarching principles of corporate governance that apply globally. We assess voting matters on a case-by-case basis and in light of a company’s unique circumstances. We are interested to understand from the company’s reporting the approach taken, particularly where it is different from the usual market practice and to understand how it benefits shareholders.

BlackRock also believes that shareholders are responsible for exercising oversight of, and promoting due care in, the stewardship of their investment in a company. These ownership responsibilities include, in our view, engaging in certain circumstances with management or board members on corporate governance matters, voting proxies in the best long-term economic interests of shareholders and engaging with regulatory bodies to ensure a sound policy framework consistent with promoting long-term shareholder value creation. Institutional shareholders also have responsibilities to their clients to have appropriate resources and oversight structures. BlackRock’s approach to oversight in relation to its corporate governance activities is set out in section 4.

1 Data is as of September 30, 2009, is subject to change, and is based on a pro forma estimate of assets under management at BlackRock, Inc. and Barclays Global Investors, N.A.

3. CORPORATE GOVERNANCE, ENGAGEMENT AND VOTING

We recognize that accepted standards of corporate governance differ between markets but we believe that there are sufficient common threads globally to identify an overarching set of principles. The primary objective of our corporate governance activities is the protection and enhancement of our clients’ investments in public corporations. Thus, these principles focus on practices and structures that we consider to be supportive of long-term value creation. We discuss below the principles under six key themes. In our regional and market-specific voting guidelines we explain how these principles inform our voting decisions in relation to specific resolutions that may appear on the agenda of a shareholder meeting in the relevant market.

The six key themes are:

¡	Boards and directors
¡	Accounting and audit-related issues
¡	Capital structure, mergers, asset sales and other special transactions
¡	Remuneration and benefits
¡	Social, ethical and environmental issues
¡	General corporate governance matters

At a minimum we would expect companies to observe the accepted corporate governance standard in their domestic market or to explain why doing so is not in the interests of shareholders. Where company reporting and disclosure is inadequate or the approach taken is inconsistent with our view of what is in the best interests of shareholders we will engage with the company and/or use our vote to encourage better practice. In making voting decisions, we take into account research from external proxy advisors, other internal and external research and academic articles, information published by the company or provided through engagement and the views of our equity portfolio managers.

BlackRock views engagement as an important activity; engagement provides BlackRock with the opportunity to improve our understanding of investee companies and their governance structures, so that our voting decisions may be better informed. Engagement also allows us to share our philosophy and approach to investment and corporate governance with issuers to enhance their understanding of our objectives. There are a range of approaches we may take in engaging companies depending on the nature of the issue under consideration, the company and the market.

Boards and directors

The performance of the board is critical to the economic success of the company and to the protection of shareholders’ interests. Board members serve as agents of shareholders in overseeing the operation and strategic direction of the company. For this reason, BlackRock focuses on directors in many of its engagements and sees the election of directors as one of its most important responsibilities in the proxy voting context.

We expect the board of directors to promote and protect shareholder interests by:

¡	establishing an appropriate corporate governance structure;
¡	overseeing and supporting management in setting strategy;
¡	ensuring the integrity of financial statements;
¡	making decisions regarding mergers, acquisitions and disposals;
¡	establishing appropriate executive compensation structures; and
¡	addressing business issues including social, ethical and environmental issues when they have the potential to materially impact company reputation and performance.

There should be clear definitions of the role of the board, the sub-committees of the board and the senior management such that the responsibilities of each are well understood and accepted. Companies should report publicly the approach taken to governance (including in relation to board structure) and why this approach is in the interest of shareholders. We will engage with the appropriate directors where we have concerns about the performance of the board or the company, the broad strategy of the company or the performance of individual board members. Concerns about individual board directors may include their membership on the board of a different company where that board has performed poorly and failed to protect shareholder interests.

BlackRock believes that directors should stand for re-election on a regular basis. We assess directors nominated for election or re-election in the context of the composition of the board as a whole. There should be detailed disclosure of the relevant credentials of the individual directors in order that shareholders can assess the caliber of an individual nominee. We expect there to be a sufficient number of independent directors on the board to ensure the protection of the interests of all shareholders. Common impediments to independence include but are not limited to:

¡	current employment at the company or a subsidiary;
¡	former employment within the past several years as an executive of the company;
¡	providing substantial professional services to the company and/or members of the company’s management;

¡	having had a substantial business relationship in the past three years;
¡	having, or representing a shareholder with, a substantial shareholding in the company;
¡	being an immediate family member of any of the aforementioned; and interlocking directorships.

BlackRock believes that the operation of the board is enhanced when there is a clearly independent, senior non-executive director to lead it. Where the chairman is also the CEO or is otherwise not independent the company should have an independent lead director. The role of this director is to enhance the effectiveness of the independent members of the board through shaping the agenda, ensuring adequate information is provided to the board and encouraging independent participation in board deliberations. The lead independent board director should be available to shareholders where they have concerns that they wish to discuss.

To ensure that the board remains effective, regular reviews of board performance should be carried out and assessments made of gaps in skills or experience amongst the members. BlackRock believes it is beneficial for new directors to be brought onto the board periodically to refresh the group’s thinking and to ensure both continuity and adequate succession planning. We believe that directors are in the best position to assess the optimal size for the board but we would be concerned if a board seemed too small to have an appropriate balance of directors or too large to be effective.

There are matters for which the board has responsibility that may involve a conflict of interest for executives or for affiliated directors. BlackRock believes that shareholders’ interests are best served when the independent members of the board form a sub-committee to deal with such matters. In many markets, these sub-committees of the board specialize in audit, director nominations and compensation matters. An ad hoc committee might also be formed to decide on a special transaction, particularly one with a related party.

Accounting and audit-related issues

BlackRock recognizes the critical importance of financial statements which provide a complete and accurate picture of a company’s financial condition. We will hold the members of the audit committee or equivalent responsible for overseeing the management of the audit function. We take particular note of cases involving significant financial restatements or ad hoc notifications of material financial weakness.

The integrity of financial statements depends on the auditor being free of any impediments to being an effective check on management. To that end, we believe it is important that auditors are, and are seen to be, independent. Where the audit firm provides services to the company in addition to the audit the fees earned should be disclosed and explained. Audit committees should also have in place a procedure for assuring annually the independence of the auditor.

Capital structure, merger, asset sales and other special transactions

The capital structure of a company is critical to its owners, the shareholders, as it impacts the value of their investment and the priority of their interest in the company relative to that of other equity or debt investors. Pre-emption rights are a key protection for shareholders against the dilution of their interests.

In assessing mergers, asset sales or other special transactions, BlackRock’s primary consideration is the long-term economic interests of shareholders. Boards proposing a transaction need to clearly explain the economic and strategic rationale behind it. We will review the transaction to determine the degree to which the proposed transaction enhances long term shareholder value. We would prefer that such transactions have the unanimous support of the board and have been negotiated at arm’s length. We may seek reassurance from the board that executive and/or board members’ financial interests in a given transaction have not affected their ability to place shareholders’ interests before their own. Where the transaction does involve related parties we would expect the recommendation to support it to come from the independent directors and would prefer only non-conflicted shareholders to vote on the proposal.

BlackRock believes that shareholders have a right to dispose of company shares in the open market without unnecessary restriction. In our view, corporate mechanisms designed to limit shareholders’ ability to sell their shares are contrary to basic property rights. Such mechanisms can serve to protect and entrench interests other than those of the shareholders. We believe that shareholders are broadly capable of making decisions in their own best interests. We would expect any so-called ‘shareholder rights plans’ being proposed by a board to be subject to shareholder approval on introduction and periodically thereafter for continuation.

Remuneration and benefits

BlackRock expects a company’s board of directors to put in place a compensation structure that incentivizes and rewards executives appropriately and is aligned with shareholder interests. We would expect the compensation committee to take into account the specific circumstances of the company and the key individuals the board is trying to incentivize. We encourage companies to ensure that their compensation packages incorporate appropriate and challenging performance conditions consistent with corporate strategy and market practice. We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures. We hold members of the compensation committee or equivalent accountable for poor compensation practices or structures.

BlackRock believes that there should be a clear link between variable pay and company performance as reflected in returns to shareholders. We are not supportive of one-off or special bonuses unrelated to company or individual performance. We support incentive plans that payout rewards earned over multiple and extended time periods. We believe consideration should be given to building claw back provisions into incentive plans such that executives would be required to repay rewards where they were not justified by actual performance. Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their contract. Finally, pension contributions should be reasonable in light of market practice.

Outside directors should be compensated in a manner that does not risk compromising their independence or aligning their interests too closely with those of the management, whom they are charged with overseeing.

Social, ethical, and environmental issues

Our fiduciary duty to clients is to protect and enhance their economic interest in the companies in which we invest on their behalf. It is within this context that we undertake our corporate governance activities. We believe that well-managed companies will deal effectively with the social, ethical and environmental (SEE) aspects of their businesses.

BlackRock expects companies to identify and report on the key, business-specific SEE risks and opportunities and to explain how these are managed. This explanation should make clear how the approach taken by the company best serves the interests of shareholders and protects and enhances the long-term economic value of the company. The key performance indicators in relation to SEE matters should also be disclosed and performance against them discussed, along with any peer group benchmarking and verification processes in place. This helps shareholders assess how well management are dealing with the SEE aspects of the business. Any global standards adopted should also be disclosed and discussed in this context.

We may vote against the election of directors where we have concerns that a company might not be dealing with SEE issues appropriately. Sometimes we may reflect such concerns by supporting a shareholder proposal on the issue, where there seems to be either a significant potential threat or realized harm to shareholders’ interests caused by poor management of SEE matters. In deciding our course of action, we will assess whether the company has already taken sufficient steps to address the concern and whether there is a clear and substantial economic disadvantage to the company if the issue is not addressed.

More commonly, given that these are often not voting issues, we will engage directly with the board or management. The trigger for engagement on a particular SEE concern is our assessment that there is potential for material economic ramifications for shareholders.

We do not see it as our role to make social, ethical or political judgments on behalf of clients. We expect investee companies to comply, as a minimum, with the laws and regulations of the jurisdictions in which they operate. They should explain how they manage situations where such laws or regulations are contradictory or ambiguous.

General corporate governance matters

BlackRock believes that shareholders have a right to timely and detailed information on the financial performance and situation of the companies in which they invest. In addition, companies should also publish information on the governance structures in place and the rights of shareholders to influence these. The reporting and disclosure provided by companies forms the basis on which shareholders can assess the extent to which the economic interests of shareholders have been protected and enhanced and the quality of the board’s oversight of management. BlackRock considers as fundamental, shareholders’ rights to vote, including on changes to governance mechanisms, to submit proposals to the shareholders’ meeting and to call special meetings of shareholders.

4. BLACKROCK’S OVERSIGHT OF ITS CORPORATE GOVERNANCE ACTIVITIES

Oversight

BlackRock holds itself to a very high standard in its corporate governance activities, including in relation to executing proxy votes. The Global Corporate Governance Group reports in to the equity business and is considered an investment function. BlackRock maintains regional oversight committees (“corporate governance committees”) for the Americas, Europe, Asia ex-Japan, Japan, and Australia/New Zealand, consisting of senior BlackRock investment professionals. All the regional committees report up to the Global Corporate Governance Committee which is composed of the Chair and Vice-Chair of each regional committee. The committees review and approve amendments to the BlackRock Guidelines and grant authority to the Global Head of Corporate Governance (“Global Head”), a dedicated BlackRock employee without sales responsibilities, to vote in accordance with the Guidelines. The Global Head leads a team of dedicated BlackRock employees without sales responsibilities (“Corporate Governance Group”) to carry out engagement, voting and vote operations in a manner consistent with the committees’ mandate. The Corporate Governance Group engages companies in conjunction with the portfolio managers in discussions of significant governance issues, conducts research on corporate governance issues and participates in industry discussions to keep abreast of the field of corporate governance. The Corporate Governance Group, or vendors overseen by the Corporate Governance Group, also monitor upcoming proxy votes, execute proxy votes and maintain records of votes cast. The Corporate Governance Group may refer complicated or particularly controversial matters or discussions to the appropriate investors and/or regional Corporate Governance Committees for their review, discussion and guidance prior to making a voting decision. The Committees likewise retain the authority to, among other things, deliberate or otherwise act directly on specific proxies as they deem appropriate. BlackRock's Equity Investment Portfolio Oversight Committee (EIPOC) oversees certain aspects of the Global Corporate Governance Committee and the corporate governance function’s activities.

Vote execution

BlackRock carefully considers proxies submitted to funds and other fiduciary accounts (“Funds”) for which it has voting authority. BlackRock votes (or refrains from voting) proxies for each Fund for which it has voting authority based on BlackRock’s evaluation of the best long-term economic interests of shareholders, in the exercise of its independent business judgment, and without regard to the relationship of the issuer of the proxy (or any dissident shareholder) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates.

When exercising voting rights, BlackRock will normally vote on specific proxy issues in accordance with its proxy voting guidelines (“Guidelines”) for the relevant market. The Guidelines are reviewed regularly and are amended consistent with changes in the local market practice, as developments in corporate governance occur, or as otherwise deemed advisable by BlackRock’s Corporate Governance Committees. The committees may, in the exercise of their business judgment, conclude that the Guidelines do not cover the specific matter upon which a proxy vote is requested or that an exception to the Guidelines would be in the best long-term economic interests of BlackRock’s clients.

In certain markets, proxy voting involves logistical issues which can affect BlackRock’s ability to vote such proxies, as well as the desirability of voting such proxies. These issues include but are not limited to: (i) untimely notice of shareholder meetings; (ii) restrictions on a foreigner’s ability to exercise votes; (iii) requirements to vote proxies in person; (iv) “shareblocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); (v) potential difficulties in translating the proxy; and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions. We are not supportive of impediments to the exercise of voting rights such as shareblocking or overly burdensome administrative requirements.

As a consequence, BlackRock votes proxies in these markets only on a “best-efforts” basis. In addition, the Corporate Governance Committees may determine that it is generally in the best interests of BlackRock clients not to vote proxies of companies in certain countries if the committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote are expected to outweigh the benefit the client will derive by voting on the issuer’s proposal.

While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the relevant Corporate Governance Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such an account require that such account’s proxies be voted differently due to such account’s investment objective or other factors that differentiate it from other accounts. In addition, BlackRock believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for their funds and the client assets in those funds, on how best to maximize economic value in respect of a particular investment. Accordingly, portfolio managers retain full discretion to vote the shares in the funds they manage based on their analysis of the economic impact of a particular ballot item.

Conflicts management

BlackRock maintains policies and procedures that are designed to prevent undue influence on BlackRock’s proxy voting activity that might stem from any relationship between the issuer of a proxy (or any dissident shareholder) and BlackRock, BlackRock’s affiliates, a Fund or a Fund’s affiliates. Some of the steps BlackRock has taken to prevent conflicts include, but are not limited to:

BlackRock has adopted a proxy voting oversight structure whereby the Corporate Governance Committees oversee the voting decisions and other activities of the Global Corporate Governance Group, and particularly its activities with respect to voting in the relevant region of each committee’s jurisdiction.

The Corporate Governance Committees have adopted Guidelines for each region, which set forth the firm’s views with respect to certain corporate governance and other issues that typically arise in the proxy voting context. The Corporate Governance Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the voting process. In addition, the Committee receives periodic reports regarding the specific votes cast by the Corporate Governance Group and regular updates on material process issues, procedural changes and other matters of concern to the Committee.

BlackRock’s Global Corporate Governance Committee oversees the Global Head, the Corporate Governance Group and the Corporate Governance Committees. The Global Corporate Governance Committee conducts a review, at least annually, of the proxy voting process to ensure compliance with BlackRock’s risk policies and procedures.

BlackRock maintains a reporting structure that separates the Global Head and Corporate Governance Group from employees with sales responsibilities. In addition, BlackRock maintains procedures to ensure that all engagements with corporate issuers or dissident shareholders are managed consistently and without regard to BlackRock’s relationship with the issuer of the proxy or dissident shareholder. Within the normal course of business, the Global Head or Corporate Governance Group may engage directly with BlackRock clients, and with employees with sales responsibilities, in discussions regarding general corporate governance policy matters, and to otherwise ensure proxy-related client service levels are met. The Global Head or Corporate Governance Group does not discuss any specific voting matter with a client prior to the disclosure of the vote decision to all applicable clients after the shareholder meeting has taken place, except if the client is acting in the capacity as issuer of the proxy or dissident shareholder and is engaging through the established procedures independent of the client relationship.

In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies, or provide BlackRock with instructions as to how to vote such proxies. In the latter case, BlackRock votes the proxy in accordance with the independent fiduciary’s determination. Use of an independent fiduciary has been adopted for voting the proxies related to any company that is affiliated with BlackRock, or any company that includes BlackRock employees on its board of directors.

With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is driven by our clients’ economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that generally the likely economic value of casting most votes is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BlackRock recalling loaned securities in order to ensure they are voted. Periodically, BlackRock analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures is necessary in light of future conditions. In addition, BlackRock may in its discretion determine that the value of voting outweighs the cost of recalling shares, and thus recall shares to vote in that instance.

Voting guidelines

The attached issue-specific voting Guidelines for each region/country in which we vote are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context in each market where we invest. These Guidelines are not intended to be exhaustive. BlackRock applies the Guidelines on a case-by-case basis, in the context of the individual circumstances of each company and the specific issue under review. As such, these Guidelines do not provide a guide to how BlackRock will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots.

Reporting

We report our proxy voting activity directly to clients and publically as required. In addition, we publish for clients a more detailed discussion of our corporate governance activities, including engagement with companies and with other relevant parties.

CBRE Clarion Securities LLC

PROXY VOTING POLICIES AND PROCEDURES

As of December 31, 2011

Policy

Proxy voting is an important right of shareholders, and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When CBRE Clarion has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with this policy and procedures.

For the accounts over which CBRE Clarion maintains proxy voting authority, CBRE Clarion will vote proxies in accordance with its proxy voting guidelines. CBRE Clarion may, in certain circumstances, voluntarily adhere to guidelines established by its clients if doing so can be accomplished within the proxy voting process established with the proxy voting administrator. Otherwise, CBRE Clarion will not accept proxy voting authority to the extent clients wish to impose voting guidelines different from those of CBRE Clarion. As the responsibility for proxy voting is defined at the outset of the client relationship (and documented in the Investment Management Agreement), CBRE Clarion does not anticipate any confusion on the part of its clients in this respect.

Procedures and Controls

Proxy Voting Process and Administration

CBRE Clarion has engaged ISS (formerly Risk Metrics Group) to provide proxy voting administration services, including the tracking of proxies received for clients, providing notice to CBRE Clarion concerning dates votes are due, the actual casting of ballots and recordkeeping. It is important to recognize that the ability of ISS and CBRE Clarion to process proxy voting decisions in a timely manner is contingent in large part on the custodian banks holding securities for CBRE Clarion clients. On a daily basis, CBRE Clarion provides ISS with a list of securities held in each account over which CBRE Clarion has voting authority.

CBRE Clarion established its own proxy voting guidelines based on a template provided by ISS. Proxy voting guidelines are reviewed and approved by designated Senior Global Portfolio Managers initially and annually thereafter. The approved proxy voting guidelines are provided to ISS to facilitate processing proxy voting.

Voting decisions remain within the discretion of CBRE Clarion. On a daily basis, CBRE Clarion Securities Operations group reviews an online system maintained by ISS in order to monitor for upcoming votes. When a pending vote is identified, the Securities Operations team will forward the ballot to the appropriate Portfolio Manager or Investment Analyst for review, along with any supplemental information about the ballots provided by ISS and – if available – other research vendors to which CBRE Clarion subscribes. The Portfolio Manager or Investment Analyst determines the voting decision and communicates the vote to the Securities Operations group. If the voting decision is in contravention of the CBRE Clarion proxy voting guidelines, the Portfolio Manager or Investment Analyst’s decision must be approved by a Senior Global Portfolio Manager. Specifically, the Portfolio Manager or Investment Analyst must complete a Proxy Voting Form explaining the rationale for voting against the established guidelines. The Proxy Voting Form is reviewed by a Senior Global Portfolio Manager and the Chief Compliance Officer (or General Counsel), evidenced by signature.

Conflicts of Interest

CBRE Clarion will identify any conflicts that exist between the interests of CBRE Clarion and its clients as it relates to proxy voting. As noted in the Code of Ethics, CBRE Clarion obtains information from all employees regarding outside business activities and personal relationships with companies within the investable universe of real estate securities, such as serving as board members or executive officers of an issuer. Additionally, CBRE Clarion will consider the conflicts associated with any ballot which identifies a relationship to CBRE Global Investors or another affiliate within CBRE Group. Lastly, CBRE Clarion will consider any ballot which identifies a client of CBRE Clarion as a potential conflict of interest.

If a material conflict is identified for a particular ballot, CBRE Clarion will refer the ballot and conflict to the CBRE Clarion Risk & Control Committee for review. In such situations, CBRE Clarion will generally defer the vote either to the recommendation provided by ISS (not based on the CBRE Clarion guidelines) or to the affected client(s) so that the client may determine its voting decision.

Proxy Voting Records

Except as otherwise noted, the proxy voting process is coordinated by the Securities Operations group. Compliance is responsible for oversight of and testing of the process. As noted above, ISS provides recordkeeping services, including retaining a copy of each proxy statement received and each vote cast. This information is available to CBRE Clarion upon request.

CBRE Clarion will maintain files relating to its proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept on site. These files will include:

(1)	copies of the proxy voting policies and procedures and any amendments thereto,
(2)	a copy of any document CBRE Clarion created that was material to making a decision how to vote proxies or that memorializes that decision, and
(3)

a copy of each written client request for information on how CBRE Clarion voted such client's proxies and a copy of any written response to any (written or oral) client request for information on how CBRE Clarion voted its proxies.

Clients may contact the Compliance Department at (610) 995-2500 to obtain a copy of these policies and procedures (and, if desired, the firm’s proxy voting guidelines) or to request information on the voting of such client's proxies. A written response will list, with respect to each voted proxy that the client has inquired about:

(1)	the name of the issuer,
(2)	the proposal voted upon, and
(3)	how CBRE Clarion voted the client's proxy.

First Quadrant, L.P.

Overview

Proxy Voting Policies and Procedures

Investment Advisers Act of 1940 Rule 206(4)-6 imposes a number of requirements on investment advisers that have voting authority with respect to securities held in their clients’ portfolios. The SEC states that the duty of care requires an adviser with proxy voting authority to monitor corporate actions and to vote the proxies. To satisfy its duty of loyalty, an adviser must cast the proxy votes in a manner consistent with the best interests of its clients, and must never put the adviser’s own interest above those of its clients. First Quadrant defines the best interest of a client to mean the best economic interest of the holders of the same or similar securities of the issuer held in the client’s account.

These written policies and procedures are designed to reasonably ensure that First Quadrant, L.P. (“First Quadrant”) votes proxies in the best interest of clients for whom First Quadrant has voting authority and describe how the adviser addresses material conflicts between its interests and those of its clients with respect to proxy voting. First Quadrant utilizes the services of an independent outside proxy service, Glass Lewis & Co (“Glass Lewis”), to act as agent1 for the proxy process, to maintain records on proxy voting for our clients, and to provide independent research on corporate governance, proxy, and corporate responsibility issues. In addition, First Quadrant has adopted as its own policies those of Glass Lewis’ proxy voting guidelines.

First Quadrant maintains a Proxy Committee (the “Committee”), made up of senior members of management, which is responsible for deciding what is in the best interests of each client when deciding how proxies are voted. The Committee meets at least annually to review, approve, and adopt as First Quadrant’s own policies, Glass Lewis proxy voting guidelines. Any changes to the Glass Lewis voting guidelines must be reviewed, approved, and adopted by the Committee at the time the changes occur.

A copy of First Quadrant’s proxy voting policies is available upon request to the individual noted below under How to Obtain Voting Information. Because circumstances differ between clients, some clients contractually reserve the right to vote their own proxies or contractually may direct First Quadrant to vote certain of their proxies in a specific manner, in which case the Committee will assume the responsibility for voting the proxies in accordance with the client’s desires.

First Quadrant’s portfolio management group also monitors corporate actions, ensuring notifications from custodians and/or information from Bloomberg or other electronic surveillance systems is recorded in our portfolio management and accounting systems.

Voting Client Proxies

When a new portfolio is opened and First Quadrant has ascertained either through language found within the investment management agreement or through written correspondence with the client that First Quadrant is responsible for voting proxies, a letter is sent to the custodian informing them that Glass Lewis will act as First Quadrant’s proxy voting agent and advising them to forward all proxy material pertaining to the portfolio to Glass Lewis for execution. Additionally, on a quarterly basis, First Quadrant provides Glass Lewis with a list of the portfolios for which First Quadrant holds voting authority.

Glass Lewis, as proxy voting agent for First Quadrant, is responsible for analyzing and voting each proxy in a timely manner, maintaining records of proxy statements received and votes cast, and providing reports to First Quadrant, upon request, concerning how proxies were voted for a client. First Quadrant’s Client Service Dept. is responsible for: setting up new portfolios; determining which portfolios First Quadrant has proxy voting responsibilities; ensuring the custodians and Glass Lewis are appropriately notified; receiving and forwarding to the Committee, and ultimately Glass Lewis, any direction received from a client to vote a proxy in a specific manner; and maintaining client documentation and any communications received by First Quadrant related to proxy voting, including records of all communications received from clients requesting information on how their proxies were voted and First Quadrant’s responses.

With respect to securities out on loan, please refer to Addendum A for specific policies and procedures regarding the voting of proxies.

Oversight of GLASS LEWIS

As First Quadrant retains ultimate responsibility for proxies voted by Glass Lewis, First Quadrant will monitor Glass Lewis proxy voting to ensure it is completed in accordance with the proxy voting guidelines adopted by First Quadrant. This monitoring may be accomplished through discussions with Glass Lewis, reviews, or a combination of these approaches.

Conflicts of Interest

The adoption of the Glass Lewis proxy voting policies provides pre-determined policies for voting proxies and thereby removes conflict of interest that could affect the outcome of a vote. The intent of this policy is to remove any discretion that First Quadrant may have to interpret what is in the best interest of any client or how to vote proxies in cases where First Quadrant has a material conflict of interest or the appearance of a material conflict of interest. Although, no situation under normal circumstances is expected where First Quadrant will retain discretion from Glass Lewis, the Committee will monitor any situation where First Quadrant has any discretion to interpret or vote and will confirm delegation to Glass Lewis if First Quadrant has a material conflict of interest.

How to Obtain Voting Information

To obtain information on how your securities were voted, please contact Client Services Department at FQClientservice@firstquadrant.com. Please specify the portfolio and period of time you would like proxy voting information.

[1]	See Voting Client Proxies section for an explanation of this role.

ADDENDUM A

Securities on Loan

Investment advisers are required by the SEC to recall outstanding securities on loan in order to vote on material events, i.e. mergers and acquisitions which are contentious and controversial in nature. Since clients negotiate the terms of their securities lending program, which affords them the insight into the value of recalling outstanding shares of securities on loan, First Quadrant places the burden of the decision of recalling shares on the client and will treat all correspondences from clients affirming their desire to recall shares on loan as requests to First Quadrant’s Client Services Department.

In handling such matters, First Quadrant’s Portfolio Engineering Department will, as part of its research function, monitor for and identify occurrences of mergers and acquisitions which are controversial or contentious in nature. Once the occurrence of such mergers and acquisitions have been identified, Client Services will ascertain the appropriate time frame to recall the security, which will then be noted in a letter forwarded to all clients addressing, in particular, clients who have securities out on loan. The letter will request clients whose securities are out on loan to determine whether or not it is of an economic value to them to recall the shares out on loan for purposes of voting the proxy. If a client expresses his/her desire to recall securities out on loan, the client will be asked to provide a contact from their securities lending program to which First Quadrant can direct all recall requests, which will also allow the client to coordinate the recall with the custodial bank directly. Glass Lewis will also be contacted to coordinate any necessary aspects of the recall on its end. Once shares have been recalled, Glass Lewis will vote on the proxy according to the guidelines adopted by First Quadrant.

Goldman Sachs Asset Management, L.P.

POLICY ON PROXY VOTING

FOR INVESTMENT ADVISORY CLIENTS

GSAM has adopted the policies and procedures set out below regarding the voting of proxies on securities held in client accounts (the “Policy”). These policies and procedures are designed to ensure that where GSAM has the authority to vote proxies, GSAM complies with its legal, fiduciary and contractual obligations.

Guiding Principles

Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that (i) favor proposals that in GSAM’s view tend to maximize a company’s shareholder value and (ii) are not influenced by conflicts of interest. These principles reflect GSAM’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

Public Equity Investments

To implement these guiding principles for investments in publicly-traded equities for which we have voting power on any record date, we follow customized proxy voting guidelines that have been developed by GSAM portfolio management (the “GSAM Guidelines”). The GSAM Guidelines embody the positions and factors GSAM generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the GSAM

Guidelines identify factors we consider in determining how the vote should be cast. A summary of the GSAM Guidelines is attached as Appendix A.

The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. Portfolio management teams base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.

GSAM periodically reviews this Policy, including our use of the GSAM Guidelines, to ensure it continues to be consistent with our guiding principles.

Implementation by Portfolio Management Teams

General Overview

GSAM seeks to fulfill its proxy voting obligations through the implementation of this Policy and the oversight and maintenance of the GSAM Guidelines. In this connection, GSAM has retained a third-party proxy voting service (“Proxy Service”)** to assist in the implementation of certain proxy voting-related functions. Among its responsibilities, the Proxy Service prepares a written analysis and recommendation (a “Recommendation”) of each proxy vote that reflects the Proxy Service’s application of the GSAM Guidelines to the particular proxy issues.

GSAM’s portfolio management teams (each, a “Portfolio Management Team”) generally cast proxy votes consistently with the GSAM Guidelines and the Recommendations. Each Portfolio Management Team, however, may on certain proxy votes seek approval to diverge from the GSAM Guidelines or a Recommendation by following an “override” process. The override process requires: (i) the requesting Portfolio Management Team to set forth the reasons for their decision; (ii) the approval of the Chief Investment Officer for the requesting Portfolio Management Team; (iii) notification to senior management of GSAM and/or other appropriate GSAM personnel; (iv) an attestation that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process.

**The third-party proxy voting service currently retained by GSAM is Institutional Shareholder Services, a unit of Risk Metrics Group.

A Portfolio Management Team that receives approval through the override process to cast a proxy vote that diverges from the GSAM Guidelines and/or a Recommendation may vote differently than other Portfolio Management Teams that did not seek an override for that particular vote.

Fundamental Equity and GS Investment Strategies Portfolio Management Teams

The Fundamental Equity and GS Investment Strategies Portfolio Management Teams view the analysis of corporate governance practices as an integral part of the investment research and stock valuation process. On a case-by-case basis, and subject to the approval process described above, each Fundamental Equity Portfolio Management Team and the GS Investment Strategies Portfolio Management Team may vote differently than the GSAM Guidelines or a particular Recommendation. In forming their views on particular matters, these Portfolio Management Teams may consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the GSAM Guidelines and Recommendations.

Quantitative Investment Strategies Portfolio Management Teams

The Quantitative Investment Strategies Portfolio Management Teams have decided to follow the GSAM Guidelines and Recommendations exclusively, based on such Portfolio Management Teams’ investment philosophy and approach to portfolio construction, as well as their participation in the creation of the GSAM Guidelines and their evaluation of the Proxy Service’s process of preparing Recommendations. The Quantitative Investment Strategies Portfolio Management Teams may from time to time, however, review and individually assess any specific shareholder vote.

Potential Limitations on GSAM’s Ability to Vote Proxies

In certain circumstances, such as if a security is on loan through a securities lending program or held by a prime broker, the Portfolio Management Teams may not be able to participate in certain proxy votes unless the shares of the particular issuer are recalled in time to cast a vote. A determination of whether to seek a recall will be based on whether the applicable Portfolio Management Team determines that the benefit of voting outweighs the costs, lost revenue, and/or other detriments of retrieving the securities, recognizing that the handling of such recall requests is beyond GSAM’s control and may not be satisfied in time for GSAM to vote the shares in question.

From time to time, GSAM may face regulatory or compliance limits on the types or amounts of voting securities that it may purchase or hold for client accounts. Among other limits, federal, state, foreign regulatory restrictions, or company-specific ownership limits may restrict the total percentage of an issuer’s voting securities that GSAM can hold for clients. As a result, in certain circumstances in order to comply with such limits and/or internal policies designed to comply with such limits, proxy voting in certain issuers may be restricted or delegated to the Proxy Service or to another qualified, independent third party.

GSAM clients who have delegated voting responsibility to GSAM with respect to their account may from time to time contact their client representative if they would like to direct GSAM to vote in a particular solicitation. GSAM will use its commercially reasonable efforts to vote according to the client’s request in these circumstances, and cannot provide assurances that such voting requests will be implemented.

Use of a Proxy Service

As discussed above, GSAM utilizes a Proxy Service to assist in the implementation and administration of GSAM’s proxy voting function. The Proxy Service assists GSAM in the proxy voting process by providing operational, recordkeeping and reporting services. In addition, the Proxy Service produces Recommendations as previously discussed and provides assistance in the development and maintenance of the GSAM Guidelines.

GSAM conducts periodic due diligence meetings with the Proxy Service which include, but are not limited to, a review of the Proxy Service’s general organizational structure, new developments with respect to research and technology, work flow improvements and internal due diligence with respect to conflicts of interest.

GSAM may hire other service providers to replace or supplement the Proxy Service with respect to any of the services GSAM currently receives from the Proxy Service. In addition, individual Portfolio Management Teams may supplement the information and analyses the Proxy Service provides from other sources.

Conflicts of Interest

Pursuant to this Policy, GSAM has implemented processes designed to prevent conflicts of interest from influencing its proxy voting decisions. These processes include the use of the GSAM Guidelines and Recommendations and the override process described above in instances when a Portfolio Management Team is interested in voting in a manner that diverges from the GSAM Guidelines and/or a Recommendation.

Fixed Income and Private Investments

Voting decisions with respect to client investments in fixed income securities and the securities of privately-held issuers generally will be made by the relevant Portfolio Management Teams based on their assessment of the particular transactions or other matters at issue. Such Portfolio Management Teams may also adopt policies related to the fixed income or private investments they make that supplement this Policy.

Alternative Investment and Manager Selection (“AIMS”) and Externally Managed Strategies

Where GSAM places client assets with managers outside of GSAM, which function occurs primarily within GSAM’s AIMS business unit, such external managers generally will be responsible for voting proxies in accordance with the managers’ own policies. AIMS may, however, retain proxy voting responsibilities where it deems appropriate or necessary under prevailing circumstances. To the extent AIMS portfolio managers assume proxy voting responsibility with respect to publicly-traded equity securities they will follow the GSAM Guidelines and Recommendations as discussed above unless an override is requested. Any other voting decision will be conducted in accordance with AIMS’ policies governing voting decisions with respect to non-publicly traded equity securities held by their clients.

DESCRIPTION OF PROXY VOTING POLICY

The Investment Adviser has adopted policies and procedures (the “Policy”) for the voting of proxies on behalf of client accounts for which the Investment Adviser has voting discretion. Under the Policy, the Investment Adviser’s guiding principles in performing proxy voting are to make decisions that: (i) favor proposals that in the Investment Adviser’s view tend to maximize a company’s shareholder value; and (ii) are not influenced by conflicts of interest. These principles reflect the Investment Adviser’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

The principles and positions reflected in the Policy are designed to guide the Investment Adviser in voting proxies, and not necessarily in making investment decisions. The Investment Adviser periodically reviews the Policy to ensure that it continues to be consistent with the Investment Adviser’s guiding principles.

Public Equity Investments. To implement these guiding principles for investments in publicly-traded equities, the Investment Adviser has developed customized proxy voting guidelines (the “Guidelines”). The Guidelines embody the positions and factors the Investment Adviser generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals. Attached as Appendix A is a summary of the Guidelines.

The Investment Adviser has retained a third-party proxy voting service (“Proxy Service”)* to assist in the implementation of certain proxy voting-related functions. Among its responsibilities, the Proxy Service prepares a written analysis and recommendation (a “Recommendation”) of each proxy vote that reflects the Proxy Service’s application of the GSAM Guidelines to the particular proxy issues. While it is the Investment Adviser’s policy generally to follow the Guidelines and Recommendations from the Proxy Service, the Investment Adviser’s portfolio management teams (“Portfolio Management Teams”) may on certain proxy votes seek approval to diverge from the Guidelines or a Recommendation by following an “override” process. Such decisions are subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and Recommendations.

The Proxy Service assists in the implementation and administration of the proxy voting function. The Proxy Service assists the Investment Adviser in the proxy voting process by providing operational, recordkeeping and reporting services. In addition, the Proxy Service produces Recommendations as previously discussed and provides assistance in the development and maintenance of the GSAM Guidelines.

GSAM conducts periodic due diligence meetings with the Proxy Service which include, but are not limited to, a review of the Proxy Service’s general organizational structure, new developments with respect to research and technology, work flow improvements and internal due diligence with respect to conflicts of interest. The Investment Adviser may hire other service providers to replace or supplement the Proxy Service with respect to any of the services the Investment Adviser currently receives from the Proxy Service.

The Investment Adviser has implemented procedures designed to prevent conflicts of interest from influencing its proxy voting decisions. These procedures include the Investment Adviser’s use of the Guidelines and Recommendations and the override process, and the establishment of information barriers between the Investment Adviser and other businesses within The Goldman Sachs Group, Inc.

Fixed Income and Private Investments. Voting decisions with respect to fixed income securities and the securities of privately held issuers generally will be made by the Investment Adviser based on its assessment of the particular transactions or other matters at issue.

Client Directed Votes. GSAM clients who have delegated voting responsibility to GSAM with respect to their account may from time to time contact their client representative if they would like to direct GSAM to vote in a particular solicitation. GSAM will use its commercially reasonable efforts to vote according to the client’s request in these circumstances, and cannot provide assurances that such voting requests will be implemented.

*The third-party proxy voting service currently retained by GSAM is Institutional Shareholder Services, a unit of Risk Metrics Group.

APPENDIX A

GSAM Proxy Voting Guidelines Summary

The following is a summary of the material GSAM Proxy Voting Guidelines (the “Guidelines”), which form the substantive basis of GSAM’s Policy on Proxy Voting for Client Accounts (“Policy”). As described in the main body of the Policy, one or more GSAM portfolio management teams may diverge from the Guidelines and a related Recommendation on any particular proxy vote or in connection with any individual investment decision in accordance with the override process described in the Policy.

The following section is a summary of the Guidelines, which form the substantive basis of the Policy with respect to U.S. public equity investments.

1.	Operational Items

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply within the last year:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;
•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;
•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; or material weaknesses identified in Section 404 disclosures; or
•	Fees for non-audit services are excessive.

Non-audit fees are excessive if:

•	Non-audit fees exceed audit fees + audit-related fees + tax compliance/preparation fees.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services taking into account issues that are consistent with SEC rules adopted to fulfill the mandate of Sarbanes Oxley such as an audit firm providing services that would impair its independence or the overall scope and disclosure of fees for all services done by the audit firm.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

•	The tenure of the audit firm;
•	The length of rotation specified in the proposal;
•	Any significant audit-related issues at the company;
•	The number of Audit Committee meetings held each year;
•	The number of financial experts serving on the committee;
•	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price; and
•	Whether the auditors are being changed without explanation.

2.	Board of Directors

Classification of Directors

Where applicable, the New York Stock Exchange or NASDAQ Listing Standards definition is to be used to classify directors as insiders or affiliated outsiders. General definitions are as follows:

•	Inside Director
o	Employee of the company or one of its affiliates
o	Among the five most highly paid individuals (excluding interim CEO)
o	Listed as an officer as defined under Section 16 of the Securities and Exchange Act of 1934
o	Current interim CEO
o	Beneficial owner of more than 50 percent of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a defined group)

•	Affiliated Outside Director
•	Board attestation that an outside director is not independent
•	Former CEO or other executive of the company within the last 3 years
•	Former CEO or other executive of an acquired company within the past three years

•	Independent Outside Director
•	No material connection to the company other than a board seat

Additionally, GSAM will consider compensation committee interlocking directors to be affiliated (defined as CEOs who sit on each other’s compensation committees).

Voting on Director Nominees in Uncontested Elections

Vote on director nominees should be determined on a CASE-BY-CASE basis.

Vote AGAINST or WITHHOLD from individual directors who:

•	Attend less than 75 percent of the board and committee meetings without a disclosed valid excuse for each of the last two years;
•	Sit on more than six public company boards;
•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own--withhold only at their outside boards.

Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice.

In limited circumstances, we may vote AGAINST or WITHHOLD from all nominees of the board of directors (except from new nominees who should be considered on a CASE-BY-CASE basis and except as discussed below) if:

•

The company’s poison pill has a dead-hand or modified dead-hand feature for two or more years. Vote against/withhold every year until this feature is removed; however, vote against the poison pill if there is one on the ballot with this feature rather than the director;

•

The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
•	If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors above) when:

•	The inside or affiliated outside director serves on the audit, compensation, or nominating (vote against affiliated directors only for nominating) committees;
•

The company lacks an audit compensation, or nominating (vote against affiliated directors only for nominating) committee so that the full board functions as that committee and insiders are participating in voting on matters that independent committees should be voting on;

•

The full board is less than majority independent (in this case withhold from affiliated outside directors); At controlled companies, GSAM will vote against the election of affiliated outsiders and nominees affiliated with the parent and will not vote against the executives of the issuer.

Vote AGAINST or WITHHOLD from members of the appropriate committee for the following reasons (or independent Chairman or lead director in cases of a classified board and members of appropriate committee are not up for reelection). Extreme cases may warrant a vote against the entire board.

•

At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote (members of the Nominating or Governance Committees);

•

The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken); an adopted proposal that is substantially similar to the original shareholder proposal will be deemed sufficient; (members of the committee of the board that is responsible for the issue under consideration).

Vote AGAINST or WITHHOLD from the members of the Audit Committee if:

•	The non-audit fees paid to the auditor are excessive;
•	The company receives an adverse opinion on the company’s financial statements from its auditor; or
•

There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures.

Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.

See section 3 on executive and director compensation for reasons to withhold from members of the Compensation Committee.

Shareholder proposal regarding Independent Chair (Separate Chair/CEO)

Vote on a CASE-BY-CASE basis.

GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:

•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
•	Two-thirds independent board;
•	All independent key committees; or
•	Established, disclosed governance guidelines.

Majority Vote Shareholder Proposals

GSAM will vote FOR proposals requesting that the board adopt majority voting in the election of directors provided it does not conflict with the state law where the company is incorporated.

GSAM also looks for companies to adopt a post-election policy outlining how the company will address the situation of a holdover director.

Cumulative Vote Shareholder Proposals

GSAM will generally support shareholder proposals to restore or provide cumulative voting unless:

•

The company has adopted majority vote standard with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

3.	Executive and Director Compensation

Pay Practices

Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is required; proof that companies follow the criteria should be evident. Compensation practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites.

If the company maintains problematic or poor pay practices, generally vote first:

•	AGAINST Management Say on Pay (MSOP) Proposals or;

•	AGAINST an equity-based incentive plan proposal if excessive non-performance-based equity awards are the major contributor to a pay-for-performance misalignment, then;

•

If no MSOP or equity-based incentive plan proposal item is on the ballot, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO) in egregious situations.

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Reasons to vote AGAINST the equity plan could include any of the following factors:

•	The plan is a vehicle for poor pay practices;
•	The plan expressly permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval OR does not expressly prohibit the repricing without shareholder approval;
•

The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards;

•	The company’s three year burn rate and Shareholder Value Transfer (SVT) calculations both materially exceed industry group metrics; or
•

There is a long-term disconnect between CEO pay and the company’s total shareholder return in conjunction with the qualitative overlay as outlined in the policy guidelines OR the company has a poor record of compensation practices, which is highlighted either in analysis of the compensation plan or the evaluation of the election of directors.

Advisory Vote on Executive Compensation (Say-on-Pay, MSOP) Management Proposals

Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. For U.S. companies, consider the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices. In general two or more of the following in conjunction with a long-term pay-for-performance disconnect will warrant an AGAINST vote. If there is not a long-term pay for performance disconnect GSAM will look for multiple problematic factors to be present to warrant a vote against.

Relative Considerations:

•	Assessment of performance metrics relative to business strategy, as discussed and explained in the Compensation Discussion and Analysis (CD&A) section of a company’s proxy;
•	Evaluation of peer groups used to set target pay or award opportunities;
•	Alignment of long-term company performance and executive pay trends over time;
•	Assessment of disparity between total pay of the CEO and other Named Executive Officers (NEOs).

Design Considerations:

•	Balance of fixed versus performance-driven pay;
•	Assessment of excessive practices with respect to perks, severance packages, supplemental executive pension plans, and burn rates.

Communication Considerations:

•

Evaluation of information and board rationale provided in CD&A about how compensation is determined (e.g., why certain elements and pay targets are used, and specific incentive plan goals, especially retrospective goals);

Assessment of board’s responsiveness to investor input and engagement on compensation issues (e.g., in responding to majority-supported shareholder proposals on executive pay topics).

Other considerations include:

•	Abnormally large bonus payouts without justifiable performance linkage or proper disclosure:
•	Includes performance metrics that are changed, canceled, or replaced during the performance period without adequate explanation of the action and the link to performance
•	Egregious employment contracts:
•	Contracts containing multi-year guarantees for salary increases, non-performance based bonuses, and equity compensation.
•	Excessive severance and/or change in control provisions:
•	Change in control cash payments exceeding 3 times base salary plus target/average/last paid bonus;
•	New or materially amended arrangements that provide for change-in-control payments without loss of job or substantial diminution of job duties (single-triggered),
•	Excessive payments upon an executive’s termination in connection with performance failure;
•	Liberal change in control definition in individual contracts or equity plans which could result in payments to executives without an actual change in control occurring
•

Repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval (including cash buyouts, option exchanges, and certain voluntary surrender of underwater options where shares surrendered may subsequently be re-granted).

•	Excessive Perquisites:
•	Perquisites for former and/or retired executives, such as lifetime benefits, car allowances, personal use of corporate aircraft, or other inappropriate arrangements
•	Extraordinary relocation benefits (including home buyouts)
•	Excessive amounts of perquisites compensation

The following reasons could warrant a vote AGAINST or WITHHOLD from the members of the Compensation Committee:

•	Company has failed to address issues that led to an against vote in an MSOP;
•	The company fails to submit one-time transfers of stock options to a shareholder vote;
•	The company fails to fulfill the terms of a burn rate commitment they made to shareholders; or
•	The company has backdated options.

Golden Parachutes

In cases where the golden parachute vote is incorporated into a company’s separate advisory vote on compensation MSOP), GSAM will incorporate the evaluation and could vote against the MSOP if we find problematic aspects to the Golden Parachutes. In general, the presence of two or more of the following factors could warrant a vote against:

•	Recently adopted or materially amended agreements that include excise tax gross-up provisions (since prior annual meeting);
•	Recently adopted or materially amended agreements that include modified single triggers (since prior annual meeting);
•

Single trigger payments that will happen immediately upon a change in control, including cash payment and such items as the acceleration of performance-based equity despite the failure to achieve performance measures;

•	Single-trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);

•	Potentially excessive severance payments;

•	Recent amendments or other changes that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders;

•

In the case of a substantial gross-up from pre-existing/grandfathered contract: the element that triggered the gross-up (i.e., option mega-grants at low point in stock price, unusual or outsized payments in cash or equity made or negotiated prior to the merger); or

•	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Other Compensation Proposals and Policies

Employee Stock Purchase Plans -- Non-Qualified Plans

Vote CASE-BY-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value; and

•	No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

Option Exchange Programs/Repricing Options

Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:

•	Historic trading patterns--the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•	Rationale for the re-pricing--was the stock price decline beyond management’s control?

•	Is this a value-for-value exchange?

•	Are surrendered stock options added back to the plan reserve?

•	Option vesting--does the new option vest immediately or is there a black-out period?

•	Term of the option--the term should remain the same as that of the replaced option;

•	Exercise price--should be set at fair market or a premium to market;

•	Participants--executive officers and directors should be excluded.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Other Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Frequency on Pay)

Vote for annual frequency if no management recommendation; otherwise, support two or three year frequency if a company has an independent compensation committee and no long-term pay for performance disconnect identified.

Golden Coffins/Executive Death Benefits

Generally vote FOR proposals calling on companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

Stock retention holding period

Vote FOR Shareholder proposals asking for a policy requiring that senior executives retain a significant percentage of shares acquired through equity compensation programs if the policy allows retention for two years or less following the termination of their employment (through retirement or otherwise) and a holding threshold percentage of 50% or less.

Other factors to consider include:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place.

Elimination of accelerated vesting in the event of a change in control

Vote AGAINST shareholder proposals seeking a policy eliminating the accelerated vesting of time-based equity awards in the event of a change in control.

Tax Gross-Up Proposals

Generally vote FOR proposals asking companies to adopt a policy of not providing tax gross-up payments to executives, except where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

4.	Proxy Contests

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;
•	Management’s track record;
•	Background to the proxy contest;
•	Qualifications of director nominees (both slates);
•	Strategic plan of dissident slate and quality of critique against management;
•	Likelihood that the proposed goals and objectives can be achieved (both slates);
•	Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

•	The election of fewer than 50% of the directors to be elected is contested in the election;
•	One or more of the dissident’s candidates is elected;
•	Shareholders are not permitted to cumulate their votes for directors; and
•	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

5.	Shareholders Rights & Defenses

Shareholder Ability to Act by Written Consent

Generally vote FOR shareholder proposals that provide shareholders with the ability to act by written consent, unless:

•	The company already gives shareholders the right to call special meetings at a threshold of 25% or lower; and
•	The company has a history of strong governance practices.

Shareholder Ability to Call Special Meetings

Generally vote FOR management proposals that provide shareholders with the ability to call special meetings.

Generally vote FOR shareholder proposals that provide shareholders with the ability to call special meetings at a threshold of 25% or lower if the company currently does not give shareholders the right to call special meetings. However, if a company already gives shareholders the right to call special meetings at a threshold of at least 25%, do not support shareholder proposals to further reduce the threshold.

Advance Notice Requirements for Shareholder Proposals/Nominations

Vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder-approved poison pill in place; or (2) the company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•	Shareholders have approved the adoption of the plan; or

•

The board, in exercising its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this “fiduciary out” will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption.

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20% trigger, flip-in or flip-over;
•	A term of no more than three years;
•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
•

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 25 percent or less of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

For management proposals to adopt a poison pill for the stated purpose of preserving a company’s net operating losses (“NOL pills”), the following factors should be considered:

•	the trigger (NOL pills generally have a trigger slightly below 5%);
•	the value of the NOLs;
•	the term;
•	shareholder protection mechanisms (sunset provision, causing expiration of the pill upon exhaustion or expiration of NOLs); and
•	other factors that may be applicable.

6.	Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:

•	Valuation;
•	Market reaction;
•	Strategic rationale;
•	Management’s track record of successful integration of historical acquisitions;
•	Presence of conflicts of interest; and
•	Governance profile of the combined company.

7.	State of Incorporation

Reincorporation Proposals

Evaluate management or shareholder proposals to change a company’s state of incorporation on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns including the following:

•	Reasons for reincorporation;
•	Comparison of company’s governance practices and provisions prior to and following the reincorporation; and
•	Comparison of corporation laws of original state and destination state.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.	Capital Structure

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis. We consider company-specific factors that include, at a minimum, the following:

•	Past Board performance;
•	The company’s use of authorized shares during the last three years;
•	One- and three-year total shareholder return;
•	The board’s governance structure and practices;
•	The current request;
•	Disclosure in the proxy statement of specific reasons for the proposed increase;

•	The dilutive impact of the request as determined through an allowable increase, which examines the company’s need for shares and total shareholder returns; and
•	Risks to shareholders of not approving the request.

9.	Corporate Social Responsibility (CSR) Issues

Overall Approach

When evaluating social and environmental shareholder proposals, the following factors should be considered:

•	Whether adoption of the proposal is likely to enhance or protect shareholder value;
•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business as measured by sales, assets, and earnings;
•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;
•	Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;
•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;
•	Whether the company’s analysis and voting recommendation to shareholders are persuasive;
•	What other companies have done in response to the issue addressed in the proposal;
•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;
•	Whether implementation of the proposal’s request would achieve the proposal’s objectives;
•	Whether the subject of the proposal is best left to the discretion of the board;
•	Whether the requested information is available to shareholders either from the company or from a publicly available source; and
•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Gender Identity and Sexual Orientation

A company should have a clear, public Equal Employment Opportunity (EEO) statement outlining various factors that are not discriminated against. Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to additionally prohibit discrimination based on sexual orientation and/or gender identity.

Lobbying Expenditures/Initiatives

Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying initiatives, considering:

•	Significant controversies, fines, or litigation surrounding a company’s public policy activities;
•	The company’s current level of disclosure on lobbying strategy; and
•	The impact that the policy issue may have on the company’s business operations.

Political Contributions and Trade Association Spending

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and
•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions and trade association spending, considering:

•	Recent significant controversy or litigation related to the company’s political contributions or governmental affairs;
•

The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets; and

GSAM will not necessarily vote for the proposal merely to encourage further disclosure of trade association spending.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Labor and Human Rights Standards

Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

•	The degree to which existing relevant policies and practices are disclosed;
•	Whether or not existing relevant policies are consistent with internationally recognized standards;
•	Whether company facilities and those of its suppliers are monitored and how;
•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;
•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
•	The scope of the request; and
•	Deviation from industry sector peer company standards and practices.

Sustainability and climate change reporting

Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, or how the company may be impacted by climate change. The following factors will be considered:

•

The company’s current level of publicly-available disclosure including if the company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report or other similar report;

•	If the company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame;
•	If the company’s current level of disclosure is comparable to that of its industry peers; and
•	If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.

The following section is a broad summary of the Guidelines, which form the basis of the Policy with respect to non-U.S. public equity investments. Applying these guidelines is subject to certain regional and country-specific exceptions and modifications and is not inclusive of all considerations in each market.

1.	Operational Items

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

•	There are concerns about the accounts presented or audit procedures used; or
•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

•	There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered;
•

The auditors are being changed without explanation; non-audit-related fees are substantial or are in excess of standard annual audit-related fees; or the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Statutory Auditors

Vote FOR the appointment or reelection of statutory auditors, unless:

•	There are serious concerns about the statutory reports presented or the audit procedures used;
•	Questions exist concerning any of the statutory auditors being appointed; or
•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

•	The dividend payout ratio has been consistently low without adequate explanation; or
•	The payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

2.	Board of Directors

Director Elections

Vote FOR management nominees in the election of directors, unless:

•	Adequate disclosure has not been provided in a timely manner; or
•	There are clear concerns over questionable finances or restatements; or
•	There have been questionable transactions or conflicts of interest; or
•	There are any records of abuses against minority shareholder interests; or
•	The board fails to meet minimum corporate governance standards. or
•	There are reservations about:
•	Director terms
•	Bundling of proposals to elect directors
•	Board independence
•	Disclosure of named nominees
•	Combined Chairman/CEO
•	Election of former CEO as Chairman of the Board
•	Overboarded directors
•	Composition of committees
•	Director independence
•	Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or
•

Unless there are other considerations which may include sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice, failure to replace management, or egregious actions related to service on other boards.

Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees.

Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Classification of directors

Executive Director

•	Employee or executive of the company;
•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

•	Any director who is attested by the board to be a non-independent NED;
•	Any director specifically designated as a representative of a significant shareholder of the company;

•	Any director who is also an employee or executive of a significant shareholder of the company;
•

Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

•	Government representative;
•

Currently provides (or a relative provides) professional services to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

•	Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test);
•	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
•	Relative of a current employee of the company or its affiliates;
•	Relative of a former executive of the company or its affiliates;
•	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
•	Founder/co-founder/member of founding family but not currently an employee;
•	Former executive (5 year cooling off period);
•	Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered;
•	Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

•	No material connection, either directly or indirectly, to the company other than a board seat.

Employee Representative

•	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Discharge of Directors

Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:

•

A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

•

Any legal issues (e.g., civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

•	Other egregious governance issues where shareholders may bring legal action against the company or its directors; or
•	Vote on a CASE-BY-CASE basis where a vote against other agenda items are deemed inappropriate.

3.	Compensation

Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is required; proof that companies follow the criteria should be evident. Compensation practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites.

Director Compensation

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

4.	Board Structure

Vote FOR proposals to fix board size.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Chairman CEO combined role (for applicable markets)

GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:

•	2/3 independent board, or majority in countries where employee representation is common practice;
•	A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
•	Fully independent key committees; and/or
•	Established, publicly disclosed, governance guidelines and director biographies/profiles.

5.	Capital Structure

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Increases in Authorized Capital

Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed; or
•	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional supervoting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers

Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

GSAM will generally recommend FOR share repurchase programs if the terms comply with the following criteria:

•	A repurchase limit of up to 10 percent of outstanding issued share capital;
•	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and
•	Duration of no more than 5 years, or such lower threshold as may be set by applicable law, regulation, or code of governance best practice.

In markets where it is normal practice not to provide a repurchase limit, the proposal will be evaluated based on the company’s historical practice. In such cases, the authority must comply with the following criteria:

•	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and
•	Duration of no more than 5 years.

In addition, vote AGAINST any proposal where:

•	There is clear evidence of abuse;
•	There is no safeguard against selective buybacks;
•	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

Reissuance of Repurchased Shares

Vote CASE-BY-CASE on requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

6.	Other

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:

•	Valuation;
•	Market reaction;

•	Strategic rationale;
•	Management’s track record of successful integration of historical acquisitions;
•	Presence of conflicts of interest; and
•	Governance profile of the combined company.

Mandatory Takeover Bid Waivers

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Antitakeover Mechanisms

Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities

Vote FOR resolutions to expand business activities unless the new business takes the company into inappropriately risky areas.

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis.

7.	Environmental, climate change and social issues

Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Labor and Human Rights Standards

Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

•	The degree to which existing relevant policies and practices are disclosed;
•	Whether or not existing relevant policies are consistent with internationally recognized standards;
•	Whether company facilities and those of its suppliers are monitored and how;
•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;
•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
•	The scope of the request; and
•	Deviation from industry sector peer company standards and practices.

Sustainability and climate change reporting

Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, or how the company may be impacted by climate change. The following factors will be considered:

•

The company’s current level of publicly-available disclosure including if the company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report or other similar report;

•	If the company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame;
•	If the company’s current level of disclosure is comparable to that of its industry peers; and
•	If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.

March 2011

Hansberger Global Investors, Inc.

Proxy Voting Guidelines

Revised as of January 1, 2011

Reviewed as December 3, 2010

General Guidelines

The proxy voting guidelines below summarize HGI’s position on various issues of concern to investors and give a general indication of how portfolio securities held in client accounts will be voted. The guidelines are not exhaustive and do not include all potential voting issues. In addition, because proxy voting issues and circumstances of individual companies are so varied, there may be instances when HGI may not vote in strict adherence to these guidelines as outlined below. The following guidelines are grouped according to the types of proposals generally presented to shareholders.

(i) Board of Directors Issues

HGI will generally vote for all Board of Directors nominees unless certain actions by the Directors warrant votes to be withheld. These instances include Directors who:

•       Attend less than 75% of the board and committee meetings; and

•       Are also the CEO of a company where a serious restatement has occurred after the CEO certified the pre-restatement financial statements.

HGI also feels that the following conflicts of interest may hinder a director’s performance and will therefore typically withhold votes from a candidate who is a:

•       CFO who presently sits on the board;

•       Director who presently sits on an excessive number of boards;

•       Director, or a director whose immediate family member, provides material professional services to the company at any time during the past five years;

•       Director, or a director whose immediate family member, engages in airplane, real estate or other similar deals with the company, including perquisite type grants from the company; and

•       Director with an interlocking directorship.

(ii) Auditors

HGI will generally vote for proposals to ratify auditors. However, HGI will generally vote against ratification of the auditor and/or authorizing the board to set auditor fees for the following reasons:

•       When audit fees added to audit-related fees total less than one-third of the total fees paid to the auditor by a company; When there have been any recent restatements or late filings by the company where the auditor bears some responsibility for the restatement or late filing (e.g., a restatement due to a reporting error);

•       When the company has aggressive accounting policies;

•       When the company has poor disclosure or lack of transparency in financial statements;

•       When there are other relationships or issues of concern with the auditor that might suggest a conflict between the interest of the auditor and the interests of shareholders; or

•       When the company is changing auditors as a result of a disagreement between the company and the auditor on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.

(iii) Executive and Director Compensation

HGI will generally support executive compensation plans that motivate participants to focus on long-term shareholder value and returns, encourage employee stock ownership, and more closely align employee interests with those of shareholders. HGI will also support resolutions regarding director’s fees.

In order to allow for meaningful shareholder review, we believe that incentive programs should generally include: (i) specific and appropriate performance goals; (ii) a maximum award pool; and (iii) a maximum award amount per employee. In addition, the payments made should be reasonable relative to the performance of the business, and total compensation to those covered by the plan should be in line with compensation paid by the Company’s peers.

In general, HGI will determine votes for the following on a case-by-case basis:

•	Stock-based incentive plans;
•	Performance-based stock option proposals;

•	Stock plans in lieu of cash;
•	Proposals to ratify or cancel executive severance agreements; and
•	Management proposals seeking approval to re-price options.

HGI will generally vote against:

•	Retirement plans for non-employee directors;
•	Shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or forms of compensation; and

•	Shareholder proposals requiring director fees to be paid in stock only.

(iv) Takeover/Tender Offer Defenses

Anti-takeover proposals are analyzed on a case-by-case basis. However, since investors customarily, in our view, suffer a diminution of power as a result of the adoption of such proposals, they are generally opposed by HGI unless structured in such a way that they give shareholders the ultimate decision on any proposal or offer. Specifically, HGI will under normal circumstances oppose:

•	Dual class exchange offers and dual class recapitalizations (unequal voting rights);
•	Proposals to require a supermajority shareholder vote to approve charter and by-law amendments;
•	Proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations; and
•	Fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

(v)	Capital Structure and Shareholder Rights

This category consists of broad issues concerning capital structure and shareholder rights. These types of issues generally call for revisions to the corporate by-laws, which will impact shareholder ownership rights. All items are reviewed and voted on a case-by-case basis; however, HGI endeavors to balance the ownership rights of shareholders and their best interests with providing management of each corporation the greatest operational latitude.

(vi) Social and Political Responsibility Issues

In the case of social and political responsibility issues that in HGI’s view do not primarily involve financial considerations, it is not possible to represent fairly the diverse views of HGI’s clients. HGI generally votes in accordance with the recommendations of its proxy voting service on these social and political issues, although HGI sometimes may abstain from voting on these issues.

Proxy Voting Policy and Procedures

Revised as of January 1, 2011

Reviewed as December 3, 2010

Proxy Voting Policy

A.	Objective

When Hansberger Global Investors, Inc. (“HGI”) is responsible for voting proxies, we take reasonable steps under the circumstances to ensure that proxies are voted in the best interest of our clients, which means voting proxies with a view to enhancing the financial value of the securities held in client accounts. The financial interest of our clients is the primary consideration in determining how proxies should be voted. In the case of social and political responsibility issues that, in our view, do not primarily involve financial considerations, it is not possible to represent fairly the diverse views of our clients. Thus, HGI generally votes in accordance with the recommendations of its proxy voting service on such issues, although, on occasion HGI could abstain from voting.

When making proxy-voting decisions, HGI generally adheres to its Proxy Voting Guidelines (the “Guidelines”), as revised from time to time by HGI, that detail HGI’s positions on recurring issues and criteria for addressing non-recurring issues.

B.	Accounts for Which HGI Has Proxy Voting Responsibility

HGI generally will vote proxies for client accounts only if it has been expressly delegated such power in writing. To eliminate ambiguity and to ensure clients who want us to vote proxies understand our policies and procedures, HGI ensures that proxy voting is expressly addressed in our investment management agreements with new clients or revised agreements with existing clients. We generally interpret silence in the agreement as not delegating HGI the right to vote, except for agreements with U.S. employee benefit plans subject to ERISA. For ERISA accounts, HGI assumes that it has voting power unless a written document expressly prohibits HGI from voting proxies, or assigns voting power to another fiduciary.

C.	Voting and Non-Voting of Proxies

HGI generally endeavors to vote proxies it is eligible to vote and timely receives. We generally will not vote proxies under the following circumstances:

•       We will not vote proxies for securities not selected by us or for securities over which we have no discretionary authority held in a client account.

•       We will not vote proxies that we do not receive in time to submit a timely vote. The timeliness of notification, distribution of proxy materials, book closure and the actual meeting date will vary by jurisdiction and market practice.

•       We ordinarily will not vote on proposals if a security is on loan at the time of the vote under a client’s securities lending arrangement. Absent extraordinary circumstances, we believe that the administrative burden and loss of revenue associated with recalling securities will outweigh the anticipated benefit, particularly since there is no guarantee that loaned securities can be retrieved in time to submit a timely vote. We may ask that a security be recalled to vote under extraordinary circumstances. This decision will be made only when, in our sole judgment, the matter to be voted on has critical significance to the potential value of a long-term holding, and the relative cost and/or administrative inconvenience of retrieving the securities does not outweigh the perceived benefit.

•       We may not vote on a particular proposal or proxy if the costs or burdens of voting outweigh the expected benefit to clients. These decisions are generally made on a case-by-case basis and will be dependent on numerous factors, including the nature of the proposal, the nature of the holding, the direct cost of voting, and whether voting will hinder our ability to sell a security.

Voting proxies for securities of companies located outside of the United States raises the same issues as voting proxies related to U.S. companies but could involve significantly greater effort or cost that could result in us deciding not to vote. Additional burdens include, but are not limited to:

•       Differing rules and practices regarding shareholder notification and voting in different jurisdictions could result in greater instances of HGI being unable to submit a timely vote.

•       Some jurisdictions require that shares to be voted be “blocked” by the custodian or depository (or bearer shares deposited with a specified financial institution) for a specified number of days (usually five or fewer but sometimes longer) before or after the shareholder meeting.

•       Offering materials may not be available in English at a reasonable cost or received timely to permit informed voting.

•       Some jurisdictions may require that securities be registered in a particular way that differs from ordinary practice (e.g., registered in the company’s share registry or taken out of nominee name).

D.	Conflicts

From time to time, proxy voting proposals may raise conflicts between the interests of HGI’s clients and the interests of HGI and/or its employees. Under these circumstances, HGI will take additional steps that are designed to ensure that the proxies are voted based on our clients’ best interests. Conflicts of interest may arise when:

•       Proxy votes regarding non-routine matters are solicited by an issuer that has an institutional separate account relationship with HGI;2

•       A proponent of a proxy proposal has a business relationship with HGI or an HGI employee;

•       HGI or an HGI employee has a business relationship with a participant in a proxy contests, or a director election.

HGI’s Proxy Voting Committee is responsible for overseeing the proxy voting process, including monitoring and resolving possible material conflicts of interest. Any portfolio manager or research analyst with knowledge of a personal conflict of interest relating to a particular matter shall disclose that conflict to the Chief Compliance Officer or another member of the Proxy Voting Committee, and may be required to recuse him or herself from the proxy voting process. Issues raising possible conflicts of interest are referred to the Proxy Voting Committee for evaluation and resolution. Conflicts of interest may be resolved in different ways by the Proxy Voting Committee. Possible ways that conflicts of interest may be resolved include strict application of our Guidelines, recusal of conflicted personnel, consultation with other unconflicted investment personnel, or voting in accordance with an objective third party recommendation.

E.	Arrangement with Proxy Voting Service

We use an unaffiliated third party proxy administrator to assist in voting proxies. The proxy voting service’s functions may include notifying us of shareholder meeting dates, translating proxy materials received from companies, providing associated research and recommendations for voting on particular proxy proposals, recordkeeping and physically transmitting votes. Although we may consider the recommendations of the proxy voting service and other parties if appropriate, we make the ultimate decision on how to vote client proxies.

F.	Reports

HGI will provide clients with periodic reports on our proxy voting decisions and actions for securities in their accounts, in such forms or intervals as the clients reasonably request. Clients may contact HGI for such information.

Institutional Capital LLC

Proxy voting policies and procedures

General

Institutional Capital LLC (the “ICAP”) exercises voting authority with respect to securities held by our private account clients who delegate authority for proxy voting to us. Our fiduciary duties require us to monitor corporate events and to vote the proxies in a manner consistent with the best interest of our clients.

I. Supervision of policy

ICAP’s Proxy Committee, which includes the analyst who follows the company, is responsible for overseeing the day-to-day operation of these proxy voting policies and procedures. The analyst who follows the company is responsible for monitoring corporate actions, analyzing proxy proposals, making voting decisions, and ensuring that proxies are submitted in a timely fashion. We have retained Institutional Shareholder Services, a subsidiary of MSCI Inc. (ISS) to provide objective analysis and recommendations to assist the Proxy Committee in their evaluation of each proxy proposal.

II. Disclosure to clients

We will disclose to clients how they can obtain information from us on how client portfolio securities were voted. This disclosure will be made annually. At the same time, we will provide a summary of these proxy voting policies and procedures to clients and, upon request, will provide them with a copy of the same.

III. Recordkeeping

We will maintain the following records with respect to proxy voting:

a copy of our proxy voting policies and procedures;

a copy of all proxy statements received (ICAP may rely on a third party or the SEC’s EDGAR system to satisfy this requirement);

a record of each vote cast on behalf of a client (ICAP may rely on a third party to satisfy this requirement);

2 For this purpose, HGI generally will consider as “non-routine” any matter listed in New York Stock Exchange Rule 452.11, relating to when a member firm may not vote a proxy without instructions from its customer (for example, contested matters are deemed non-routine).

a copy of any document prepared by ICAP that was material to making a voting decision or that memorializes the basis for that decision; and

a copy of each written client request for information on how we voted proxies on the client’s behalf and a copy of any written response to any (written or oral) client request for information on how we voted proxies on behalf of the requesting client.

These books and records shall be made and maintained in accordance with the requirements and time periods provided in Rule 204-2 of the Investment Advisers Act of 1940.

IV. Proxy voting guidelines

The proxy voting guidelines below summarize our position on various issues of concern to clients and give a general indication as to how we will vote shares on each issue. However, this list is not exhaustive and does not include all potential voting issues and for that reason, there may be instances where we may not vote the client’s shares in strict accordance with these guidelines. Alternatively, clients may give us their own written proxy voting guidelines to which we will endeavor to adhere for their account.

V. Conflicts of interest

There may be instances where our interests conflict, or appear to conflict, with client interests. For example, we may manage a portion of a pension plan of a company whose management is soliciting proxies. There may be a concern that we would vote in favor of management because of our relationship with the company. Or, for example, we (or our senior executive officers) may have business or personal relationships with corporate directors or candidates for directorship.

Our duty is to vote proxies in the best interests of our clients. Therefore, in situations where there is a conflict of interest, we will seek to resolve the conflict using one of the following:

1.	Vote the securities based on a pre-determined voting policy if the application of the policy to the matter is routine in nature; or

2.	Vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as a proxy voting service.

In the event that a conflict still exists, ICAP will disclose the conflict to the client and obtain the client’s direction to vote the proxies.

Proxy voting guidelines

I. Overview

In general, we vote proxies in a manner designed to maximize the value of our clients’ investment. We review all proxy proposals on a case-by-case basis. We generally support those proposals that promote shareholder corporate governance rights and management/board accountability. We also generally support management/board compensation proposals that are intended to enhance the long-term economic value of the corporation for shareholders. In evaluating a particular proxy proposal, we take into consideration many things including the costs involved in the proxy proposal, the existing governance of the affected company, as well as its management and operations.

The following policies are designed to provide guidelines to be followed in most situations but shall not be binding on ICAP. In certain cases, we may vote differently due to the particular facts and circumstance of a proposal and the company and/or client objectives.

II. Election of the board of directors

We believe that good governance starts with an independent board all of whose members are elected annually by confidential voting. In addition, key board committees should be entirely independent. “Independence” with respect to directors and committee members shall be defined in accordance with the applicable self-regulatory organization definition.

We generally support the election of directors that result in a board made up of a majority of independent directors.

We may withhold votes for non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

We hold directors accountable for the actions of the committees on which they serve. For example, we may withhold votes for nominees who serve on the compensation committee if they approve excessive compensation arrangements, propose equity-based compensation plans that unduly dilute the ownership interests of shareholders, or approve the repricing of outstanding options without shareholder approval.

We generally vote for proposals that seek to fix the size of the board

We view the election of a company’s board of directors as one of the most fundamental rights held by shareholders of the company. Because a classified board structure prevents shareholders from electing a full slate of directors at annual meetings, we generally vote against proposals that would result in classified boards. We may vote in favor of shareholder or management proposals to declassify a board of directors.

III. Compensation

We review all proposals relating to management and director compensation in light of the company’s performance and corporate governance practices. We normally vote against significant compensation increases or compensation not tied to the company performance in instances where we believe the company is underperforming and/or management has not added value to the company.

We encourage the use of reasonably designed equity-based compensation plans that align the interests of corporate management with those of shareholders by providing officers and employees with an incentive to increase shareholder value. Conversely, we are opposed to plans that substantially dilute our ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features. All awards of stock-based compensation should be reasonable in light of company and management performance and the industry peer group.

We review proposals to approve equity-based compensation plans on a case-by-case basis. In evaluating the proposal, we assess the dilutive effect of the plan based on a profile of the company and similar companies. We will generally vote against a plan if we determine that it would be too dilutive.

IV. Approval of independent auditors

We believe that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that comply with SEC requirements and do not, in the aggregate, raise any appearance of impaired independence.

We may vote against the approval or ratification of auditors where non-audit fees make up a substantial portion of the total fees paid by the company to the audit firm.

We will evaluate on a case-by-case basis instances in which the audit firm has substantial non-audit relationships with the company (regardless of its size relative to the audit fee) to determine whether we believe independence has been compromised.

V. Social, political and environmental issues

Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices.

We recognize that the activity or inactivity of a company with respect to matters of social, political or environmental concern may have an effect upon the economic success of the company and the value of its securities. However, we do not consider it appropriate, or in our client’s interests, to impose our own standards on others. Therefore, we will normally support management’s position on matters of social, political or environmental concern, except where we believe that a different position would be in the clear economic interests of company shareholders.

VI. Other situations

No set of guidelines can anticipate all situations that may arise. With respect to proposals not addressed by these guidelines, we will vote in a manner that we consider to be in the best interest of our clients.

Jennison Associates LLC

Proxy Voting Policy Summary

Conflicts of interest may also arise in voting proxies. Jennison Associates LLC (“Jennison”) has adopted a proxy voting policy to address these conflicts.

Jennison actively manages publicly traded equity securities and fixed income securities. It is the policy of Jennison that where proxy voting authority has been delegated to and accepted by Jennison, all proxies shall be voted by investment professionals in the best interest of the client without regard to the interests of Jennison or other related parties, based on recommendations as determined by pre-established guidelines either adopted by Jennison or provided by the client. Secondary consideration is permitted to be given to the public and social value of each issue. For purposes of this policy, the “best interests of clients” shall mean, unless otherwise specified by the client, the clients’ best economic interests over the long term – that is, the common interest that all clients share in seeing the value of a common investment increase over time. Any vote that represents a potential material conflict is reviewed by Jennison Compliance and referred to the Proxy voting Committee to determine how to vote the proxy if Compliance determines that a material conflict exists.

In voting proxies for international holdings, which we vote on a best efforts basis, we will generally apply the same principles as those for U.S. holdings. However, in some countries, voting proxies result in additional restrictions that have an economic impact or cost to the security, such as “share blocking”, where Jennison would be restricted from selling the shares of the security for a period of time if

Jennison exercised its ability to vote the proxy. As such, we consider whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Our policy is to not vote these types of proxies when the costs outweigh the benefit of voting, as in share blocking.

In an effort to discharge its responsibility, Jennison has examined third-party services that assist in the researching and voting of proxies and development of voting guidelines. After such review, Jennison has selected an independent third party proxy voting vendor to assist it in researching and voting proxies. Jennison will utilize the research and analytical services, operational implementation and recordkeeping and reporting services provided by the proxy voting vendor. The proxy voting vendor will research each proxy and provide a recommendation to Jennison as to how best to vote on each issue based on its research of the individual facts and circumstances of the proxy issue and its application of its research findings. It is important to note while Jennison may review the research and analysis provided by the vendor, the vendor’s recommendation does not dictate the actual voting instructions nor Jennison’s Guidelines. The proxy voting vendor will cast votes in accordance with Jennison’s Guidelines, unless instructed otherwise by a Jennison Investment Professional, as set forth below, or if Jennison has accepted direction from a Client, in accordance with the Client’s Guidelines.

In voting proxies for quantitatively derived holdings and Jennison Managed Accounts (i.e., “wrap”) where the securities are not held elsewhere in the firm, Jennison has established a custom proxy voting policy with respect to the voting of these proxies. Proxies received in these circumstances will be voted utilizing the Jennison’s guidelines. Additionally, in those circumstances where no specific Jennison guideline exists, Jennison will vote using the recommendations of the proxy voting vendor.

For securities on loan pursuant to a client’s securities lending arrangement, Jennison will work with either custodian banks or the proxy voting vendor to monitor upcoming meetings and call stock loans, if possible, in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. In determining whether to call stock loans, the relevant investment professional shall consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the stock on loan. It is important to note that in order to recall securities on loan in time to vote, the process must be initiated PRIOR to the record date of the proxy. This is extremely difficult to accomplish as Jennison is rarely made aware of the record date in advance.

It is further the policy of Jennison that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records, as required by the Advisers Act, is to be made available to clients.

These procedures are intended to provide Jennison with the reasonable assurance that all clients’ accounts are being treated fairly so that no one client’s account is systematically advantaged.

J. P. Morgan Investment Management Inc.

J.P. MORGAN INVESTMENT MANAGEMENT INC. (“JPMorgan”)

PROXY VOTING PROCEDURES AND GUIDELINES

JPMorgan and its affiliated advisers are part of a global asset management organization with the capability to invest in securities of issuers located around the globe. JPMorgan may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. To ensure that the proxies are voted in the best interests of its clients, JPMorgan has adopted detailed proxy voting procedures (“Procedures”) that incorporate detailed proxy guidelines (“Guidelines”) for voting proxies on specific types of issues. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America, (3) Asia (ex-Japan) and (4) Japan, respectively.

Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, JPMorgan and its affiliated advisers will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMorgan and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

To oversee and monitor the proxy-voting process, JPMorgan has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service, currently Institutional Shareholder Services Inc. (“ISS”) in the U.S., to perform certain services otherwise carried out or coordinated by the proxy administrator.

Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the Fund on the one hand, and the Fund’s investment adviser, principal underwriter or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the Fund. When a potential material conflict of interest has been identified, the proxy administrator and a subgroup of proxy committee members (composed of a member from the Investment Department and one or more members from the Legal, Compliance, Operations or Risk Management Departments) will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how the Adviser will vote the proxy. In addressing any material conflict, JPMorgan may take one or more of the following measures (or other appropriate action): removing or “walling off” from the proxy voting process certain JPMorgan personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to ISS, which will vote in accordance with its own recommendation.

The following summarizes some of the more noteworthy types of proxy voting policies of the non-U.S. Guidelines:

• Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for JPMorgan to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to JPMorgan in time for a vote to be cast. In some countries, proxy statements are not mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement that a vote is to be solicited. JPMorgan also considers the cost of voting in light of the expected benefit of the vote.

• Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, JPMorgan pays particular attention to management’s arguments for promoting the prospective change. JPMorgan’s sole criterion in determining its voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.

• JPMorgan is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered board structures. Thus, JPMorgan will generally vote to encourage the gradual phasing out of tiered board structures, in favor of unitary boards. However, since tiered boards are still very prevalent in markets outside of the United Kingdom, local market practice will always be taken into account.

• JPMorgan will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

• JPMorgan will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

• JPMorgan will vote in favor of increases in capital which enhance a company’s long-term prospects. JPMorgan will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, JPMorgan will vote against increases in capital which would allow the company to adopt “poison pill” takeover defense tactics, or where the increase in authorized capital would dilute shareholder value in the long term.

• JPMorgan will vote in favor of proposals which will enhance a company’s long-term prospects. JPMorgan will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense, or where there is a material reduction in shareholder value.

• JPMorgan reviews shareholder rights plans and poison pill proposals on a case-by-case basis; however, JPMorgan will generally vote against such proposals and vote for revoking existing plans.

• Where social or environmental issues are the subject of a proxy vote, JPMorgan will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of its clients.

• With respect to Asia, for routine proxies (e.g., in respect of voting at the Annual General Meeting of Shareholders) JPMorgan’s position is to neither vote in favor or against. For Extraordinary General Meetings of Shareholders, however, where specific issues are put to a shareholder vote, these issues are analyzed by the respective country specialist concerned. A decision is then made based on his or her judgment.

The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:

• JPMorgan considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead-hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; or (d) ignore a shareholder proposal that is approved for two consecutive years by a majority of either the shares outstanding or the votes cast.

• JPMorgan votes proposals to classify boards on a case-by-case basis, but will vote in favor of such proposal if the issuer’s governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

• JPMorgan also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

• JPMorgan votes against proposals for a super-majority vote to approve a merger.

• JPMorgan considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account the extent of dilution and whether the transaction will result in a change in control.

• JPMorgan votes proposals on a stock option plan based primarily on a detailed, quantitative analysis that takes into account factors such as estimated dilution to shareholders’ equity and dilution to voting power. JPMorgan generally considers other management compensation proposals on a case-by-case basis.

• JPMorgan also considers on a case-by-case basis proposals to change an issuer’s state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social and environmental issue proposals.

Logan Circle Partners, LP

Proxy Voting Policy and Procedures

ADOPTED July, 1, 2011

Logan Circle Partners, L.P. (“Logan Circle”) is a fixed income manager and the securities purchased for client accounts are predominantly fixed income securities. Accordingly, Logan Circle is seldom if ever called upon to vote securities on clients’ behalf. However, in the event that Logan Circle is expressly granted the discretion to vote proxies for a client’s account and an occasion arose where a security needed to be voted, Logan Circle has adopted this following proxy voting policy and procedures to facilitate the voting of proxies for client accounts.

I.	General

This policy defines procedures for voting securities held on behalf of each client for which the Firm has the discretionary authority to vote, and to ensure that such securities are voted for the benefit of and in the best interest of the client. The objective of voting a security in each case under this policy is to seek to enhance the value of the investment that the security represents or to reduce the potential for a decline in the value of the investment that the security represents.

This policy does not attempt to describe every regulatory and compliance requirement applicable to proxy voting, but rather summarizes some of the issues involved and establishes general rules and procedures. This policy does not prescribe voting requirements or specific voting considerations. Instead, this policy provides procedures for (i) assembling voting information and applying the informed expertise and judgment of Logan Circle’s personnel on a timely basis in pursuit of the above stated voting objectives, and (ii) addressing conflicts of interest, if applicable.

A further element of this policy is that, while voting on all issues presented should be considered, voting on all issues is not required. Some issues presented for a vote of security holders are not relevant to this policy’s voting objective, or it is not reasonably possible to ascertain what effect, if any, a vote on a given issue may have on the value of an investment.

II.	Proxy Voting Procedures

At Logan Circle, Research Analysts are responsible for performing research on the companies and issuers in which Logan Circle invests. The same Research Analyst would be responsible for advising on proxy voting for the issuer, as they would be the most familiar with issuer and company-specific issues. Portfolio Managers may also provide input when appropriate.

The following sets forth the procedures for effectuating proxy voting:

1.	Operations shall collect and assemble proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions.

2.	Operations shall review the issuer vote agenda, the meeting date and cut-off date in which all votes must be submitted.

3.	Operations will promptly forward all applicable research, proxy material, participating accounts and agenda items to the respective Research Analyst, Portfolio Manager and the CCO.

4.	The CCO will review the proxy to determine if a conflict of interest is present when voting a particular proxy.

5.	The Research Analyst and Portfolio Manager shall review the proxy materials to determine how to vote in the best interests of clients and shall provide voting instructions to Operations.

6.

Operations shall provide the voting instructions whether in the form of a proxy statement, electronic or other voting communication to custodians, brokers, nominees, tabulators or others in a manner to permit the voting in a timely manner.

7.	Operations is responsible for recording the following information with respect to each proxy vote that relates to a portfolio security held for a client to the extent applicable:

a.	The name of the issuer of the portfolio security;
b.	The CUSIP number or other identifying number for the portfolio security;
c.	The shareholder meeting date;
d.	A brief identification of the matter voted on;
e.	Whether a vote was cast on the matter; and
f.	How the vote was cast for the matter (e.g., for or against the proposal, or abstain, etc.)

8.	Subsequent to the vote, the CCO will review the proxy voting records to confirm that all accounts were voted according to this policy and procedures.

III.	VOTING GUIDELINES

Logan Circle will review all proxy solicitation materials it receives concerning securities held in a client account for which Logan Circle has investment discretion. Logan Circle will evaluate all such information and may seek additional information from the party soliciting the proxy and independent corroboration of such information when Logan Circle considers it appropriate and when it is reasonably available.

In the absence of specific voting guidelines from the client, Logan Circle will vote proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer. Logan Circle believes that voting proxies in accordance with the following guidelines is in the best interests of its clients.

Generally, Logan Circle will vote FOR a proposal when it believes that the proposal serves the best interests of the discretionary client account whose proxy is solicited because, on balance, the following factors predominate:

1.	The proposal has a positive economic effect on shareholder value;
2.	The proposal poses no threat to existing rights of shareholders;
3.	The dilution, if any, of existing shares that would result from approval of the proposal is warranted by the benefits of the proposal; and
4.	The proposal does not limit or impair accountability to shareholders on the part of management and the board of directors.

Generally, Logan Circle will vote AGAINST a proposal if it believes that, on balance, the following factors predominate:

1.	The proposal has an adverse economic effect on shareholder value;
2.	The proposal limits the rights of shareholders in a manner or to an extent that is not warranted by the benefits of the proposal;
3.

The proposal causes significant dilution of shares that is not warranted by the benefits of the proposal; the proposal limits or impairs accountability to the shareholders on the part of management or the board of directors; or

4.	The proposal is a shareholder initiative that Logan Circle believes wastes time and resources of the company or reflects the grievance of one individual.

Logan Circle will ABSTAIN from voting proxies when it believes that it is appropriate. Logan Circle may abstain from voting or decline a vote in those cases where, in Logan Circle’s judgment (i) there is no relationship between the issue and the enhancement or preservation of an investment’s value or (ii) the achievement of the client’s investment objectives are not reasonably likely to be a function of the outcome of decisions or issues presented by the vote. Logan Circle may also abstain from voting a client proxy for cost reasons (e.g., costs associated with voting proxies of non-U.S. securities). In accordance with Logan Circle’s fiduciary duties, Logan Circle would weigh the costs and benefits of voting proxy proposals relating to foreign securities taking into account the effect that the vote of our client, either by itself or together with other votes, was expected to have on the value of a client’s investment and whether this expected effect would outweigh the cost of voting.

IV.	CONFLICTS OF INTEREST

Though unlikely, it is possible for conflicts of interest to arise in the context of Logan Circle’s proxy voting. Examples of potential conflicts of interest include but are not limited to:

1.	Managing a pension plan for a company whose management is soliciting proxies.

2.	Significant business relationships (ex. having a material business relationship with a proponent of a proxy proposal in which this business relationship may influence how the proxy vote is cast).

3.

Significant personal / family relationship (ex. adviser or principals have a business or personal relationship with participants in a proxy contest, corporate directors or candidates for directorships).

Each Portfolio Manager, Research Analysts and the CCO are responsible for identifying potential conflicts of interest in regard to the proxy voting process. Portfolio Managers and Research Analysts must alert the CCO of any potential conflicts of interest. If a Portfolio Manager or Research Analyst conflict is identified with respect to a given proxy vote, Logan Circle will remove such vote from the conflicted Portfolio Manager or Research Analyst and will instead consider and cast the vote through other means. The Chief Compliance Officer will consult with the General Counsel to determine whether the conflict of interest is material.

In the event that a potential material conflict of interest between Logan Circle and a client does arise and is not addressed by the foregoing procedures, the primary means by which Logan Circle avoids a material conflict of interest in the voting of proxies for its clients is by casting such votes solely in the interests of its clients with the intent of maximizing the value of their portfolio holdings. Any material conflicts of interest between Logan Circle and clients with respect to proxy voting shall be resolved in the best interest of clients.

V.	VOTING RECORD DISCLOSURE

Logan Circle will provide a copy of these policies and procedures to clients upon request. Clients may also obtain information on how portfolio securities held on their behalf were voted by written request to the CCO. It is the policy of Logan Circle not to comment on specific proxy votes with respect to securities held for a client in response to inquiries from persons who are not a specifically authorized representative of such client. Logan Circle may authorize comments in specific cases, in its discretion.

VI.	RECORD KEEPING

Logan Circle shall maintain the following and records relating to the proxy voting:

1.	Copies of this policy as from time to time revised or supplemented;
2.

A copy of each proxy statement that Logan Circle receives regarding client securities, except that Logan Circle may rely on the Securities and Exchange Commission’s EDGAR database for proxy statements;

3.	Voting Results for each client;
4.	A copy of any document created by Logan Circle, if any, that was material to making a decision on how to vote proxies on behalf of a client;
5.	A copy of each written client request for information on how Logan Circle voted proxies on behalf of the client and Logan Circle’s response thereto; and
6.	Client communications that relate to conflicts of interest with respect to proxy votes.

Logan Circle shall maintain and preserve the foregoing records for a period of not less than five years from the end of Logan Circle’s fiscal year during which the last entry was made on the record. Logan Circle may engage one or more service providers to perform any portion of this recordkeeping function provided that: (1) the function is performed in accordance with applicable governmental regulations, and (2) each service provider provides a written undertaking to furnish the records to Logan Circle promptly upon request.

Loomis, Sayles & Company, L.P.

Proxy Voting Policy and Procedure Manual

JUNE 30, 2004

AMENDED

March 31, 2005

May 16, 2005

March 31, 2007

August 30, 2007

March 31, 2008

June 25, 2008

September 22, 2009

April 1, 2010

February 15, 2011

April 25, 2011

1. GENERAL

A.	Introduction.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”) will vote proxies on behalf of a client if, in its investment management agreement (“IMA”) with Loomis Sayles, the client has delegated to Loomis Sayles the authority to vote proxies on its behalf. With respect to IMAs executed with clients prior to June 30, 2004, Loomis Sayles assumes that, the proxy voting authority assigned by Loomis Sayles at account setup is accurate unless the client or their representative has instructed Loomis Sayles otherwise. Loomis Sayles has adopted and implemented these policies and procedures (“Proxy Voting Procedures”) to ensure that, where it has voting authority, proxy matters are handled in the best interest of clients, in accordance with Loomis Sayles’ fiduciary duties and SEC rule 206(4)-6 under the Investment Advisers Act of 1940. In addition to SEC requirements governing advisers, its Proxy Voting Procedures reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994).

Loomis Sayles uses the services of third parties (“Proxy Voting Service(s)”), to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. Each Proxy Voting Service has a copy of Loomis Sayles’ Proxy Voting Procedures and provides vote recommendations and/or analysis to Loomis Sayles based on Loomis Sayles’ Procedures and the Proxy Voting Service’s own research. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Services unless the Proxy Committee determines that the client’s best interests are served by voting otherwise.

B.	General Guidelines.

The following guidelines will apply when voting proxies on behalf of accounts for which Loomis Sayles has voting authority.

1.

Client’s Best Interest. Loomis Sayles’ Proxy Voting Procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of clients. When considering the best interest of clients, Loomis Sayles has determined that this means the best investment interest of its clients as shareholders of the issuer. Loomis Sayles has established its Procedures to assist it in making its proxy voting decisions with a view to enhancing the value of its clients’ interests in an issuer over the period during which it expects its clients to hold their investments. Loomis Sayles will vote against proposals that it believes could adversely impact the current or potential market value of the issuer’s securities during the expected holding period.

2.

Client Proxy Voting Policies. Rather than delegating proxy voting authority to Loomis Sayles, a client may (1) retain the authority to vote proxies on securities in its account, (2) delegate voting authority to another party or (3) instruct Loomis Sayles to vote proxies according to a policy that differs from that of Loomis Sayles. Loomis Sayles will honor any of these instructions if the client includes the instruction in writing in its IMA or in a written instruction from a person authorized under the IMA to give such instructions. If Loomis incurs additional costs or expenses in following any such instruction, Loomis may request payment of such additional costs or expenses from the client.

3.

Stated Policies. These policies identify issues where Loomis Sayles will (1) generally vote in favor of a proposal, (2) generally vote against a proposal, (3) generally vote as recommended by the proxy voting service and (4) specifically consider its vote for or against a proposal. However, these policies are guidelines and each vote may be cast differently than the stated policy, taking into consideration all relevant facts and circumstances at the time of the vote.

4.

Abstain from Voting. Our policy is to vote-not abstain from voting on issues presented unless the client’s best interest requires abstention. This may occur from time to time, for example, where the impact of the expected costs involved in voting exceeds the expected benefits of the vote such as where foreign corporations follow share-blocking practices or where proxy material is not available in English. In addition, there may be instances where Loomis Sayles is not able to vote proxies on a client’s behalf, such as when ballot delivery instructions have not been processed by a client’s custodian, the Proxy Voting Service has not received a ballot for a client’s account or under other circumstances beyond Loomis Sayles’ control.

5.

Oversight. All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security, and will be voted in the best investment interests of the client. All routine for and against issues will be voted according to Loomis Sayles’ policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security. Loomis Sayles’ Proxy Committee has established these routine policies in what it believes are the client’s best interests.

6.

Availability of Procedures. Upon request, Loomis Sayles provides clients with a copy of its Proxy Voting Procedures, as updated from time to time. In addition, Loomis Sayles includes its Proxy Voting Procedures and/or a description of its Procedures on its public website, www.loomissayles.com, and in its Form ADV, Part II.

7.

Disclosure of Vote. Upon request, a client can obtain information from Loomis Sayles on how its proxies were voted. Any client interested in obtaining this information should contact its Loomis Sayles’s representatives.

8.

Disclosure to Third Parties. Loomis Sayles’ general policy is not to disclose to third parties how it (or its voting delegate) voted a client’s proxy except that for registered investment companies, Loomis Sayles makes disclosure as required by Rule 30(b)(1)-(4) under the Investment Company Act of 1940 and, from time to time at the request of client groups, Loomis may make general disclosure (not specific as to client) of its voting instructions.

C.	Proxy Committee.

1.

Proxy Committee. Loomis Sayles has established a Proxy Committee. The Proxy Committee is composed of representatives of the Equity Research department and the Legal & Compliance department and other employees of Loomis Sayles as needed. In the event that any member is unable to participate in a meeting of the Proxy Committee, his or her designee acts on his or her behalf. A vacancy in the Proxy Committee is filled by the prior member’s successor in position at Loomis Sayles or a person of equivalent experience. Each portfolio manager of an account that holds voting securities of an issuer or analyst covering the issuer or its securities may be an ad hoc member of the Proxy Committee in connection with the vote of proxies.

2.	Duties. The specific responsibilities of the Proxy Committee, include,

a. to develop, authorize, implement and update these Proxy Voting Procedures, including

(i) annual review of these Procedures to ensure consistency with internal policies and regulatory agency policies,

(ii) annual review of existing voting guidelines and development of additional voting guidelines to assist in the review of proxy proposals, and

(iii) annual review of the proxy voting process and any general issues that relate to proxy voting;

b. to oversee the proxy voting process, including;

(i) overseeing the vote on proposals according to the predetermined policies in the voting guidelines,

(ii) directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, and

(iii) consulting with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate;

c. to engage and oversee third-party vendors, including Proxy Voting Services; and

d. to develop and/or modify these Proxy Voting Procedures as appropriate or necessary.

3.	Standards.

a. When determining the vote of any proposal for which it has responsibility, the Proxy Committee shall vote in the client’s best interest as described in section 1(B)(1) above. In the event a client believes that its other interests require a different vote, Loomis Sayles shall vote as the client instructs if the instructions are provided as required in section 1(B)(2) above.

b. When determining the vote on any proposal, the Proxy Committee shall not consider any benefit to Loomis Sayles, any of its affiliates, any of its or their clients or service providers, other than benefits to the owner of the securities to be voted.

4. Charter. The Proxy Committee may adopt a Charter, which shall be consistent with these Procedures. Any Charter shall set forth the Committee’s purpose, membership and operation and shall include procedures prohibiting a member from voting on a matter for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal, e.g., is a portfolio manager for an account of the issuer.

D.	Conflicts of Interest.

Loomis Sayles has established several policies to ensure that proxy votes are voted in its clients’ best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in these Proxy Voting Procedures. Second, where these Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services’ recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services’ recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy

Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

E.	Recordkeeping and Disclosure.

Loomis Sayles or its Proxy Voting Service will maintain records of proxies voted pursuant to Section 204-2 of the Advisers Act. The records include: (1) a copy of its Proxy Voting Procedures and its charter; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by Loomis Sayles that is material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and Loomis Sayles’ written response to any (written or oral) client request for such records.

Proxy voting books and records are maintained in an easily accessible place for a period of five years, the first two in an appropriate office of Loomis Sayles.

Loomis Sayles will provide disclosure of its Proxy Voting Procedures as well as its voting record as required under applicable SEC rules.

2. PROPOSALS USUALLY VOTED FOR

Proxies involving the issues set forth below generally will be voted FOR.

Adjustments to Par Value of Common Stock: Vote for management proposals to reduce the par value of common stock.

Annual Election of Directors: Vote for proposals to repeal classified boards and to elect all directors annually.

Appraisal Rights: Vote for proposals to restore, or provide shareholders with, rights of appraisal.

Blank Check Preferred Authorization:

A. Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, and expressly states conversion, dividend, distribution and other rights.

B. Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

C. Review on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.

Chairman and CEO are the Same Person: Vote for proposals that would require the positions of chairman and CEO to be held by different persons.

Changing Corporate Name: Vote for changing the corporate name.

Confidential Voting: Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Vote for management proposals to adopt confidential voting.

Cumulative Voting: Vote for proposals to permit cumulative voting, except where the issuer already has in place a policy of majority voting.

Delivery of Electronic Proxy Materials: Vote for proposals to allow electronic delivery of proxy materials to shareholders.

Director Nominees in Uncontested Elections:

A. Vote for proposals involving routine matters such as election of Directors, provided that two-thirds of the directors would be independent and affiliated or inside nominees do not serve on any board committee.

B. Vote against nominees that are CFOs and, generally, against nominees that the Proxy Voting Service has identified as not acting in the best interest of shareholders. Vote against nominees that have attended less than 75% of board and committee meetings. Vote against affiliated or inside nominees who serve on a board committee or if two thirds of the board would not be independent. Vote against governance or nominating committee members if there is no independent lead or presiding director and if the CEO and chairman are the same person. Vote against audit committee members if auditor ratification is not proposed. Review on a case-by-case basis votes against members of the Compensation Committee when the Proxy Voting Service determines that issuer performance and executive compensation are not appropriately linked. A recommendation of the Proxy Voting Service will generally be followed when electing directors of foreign companies.

C. Generally, vote against all members of a board committee and not just the chairman or a representative thereof in situations where the Proxy Voting Service finds that the board committee has not acted in the best interest of shareholders.

Election of CEO Director Nominees: Vote for a CEO director nominee that sits on less than four U.S.-domiciled company boards and committees. Vote against a CEO director nominee that sits on four or more U.S.-domiciled boards and committees. Vote for a CEO director nominees of non-U.S.-domiciled companies that sit on more than 4 non-U.S.-domiciled company boards and committees.

Election of Mutual Fund Trustees: Vote for nominees that oversee less than 60 mutual fund portfolios. Review nominees on a case-by-case basis if the number of mutual fund portfolios over which a nominee has oversight is 60 or greater and the portfolios have a similar investment strategy.

Equal Access: Vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Fair Price Provisions:

A. Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

B. Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

Golden and Tin Parachutes:

A. Vote for shareholder proposals to have golden (top management) and tin (all employees) parachutes submitted for shareholder ratification.

B. Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

Independent Audit, Compensation and Nominating Committees: Vote for proposals requesting that the board audit, compensation and/or nominating committees include independent directors exclusively.

Majority Voting: Vote for proposals to permit majority rather than plurality or cumulative voting for the election of Directors/Trustees.

OBRA (Omnibus Budget Reconciliation Act)-Related Compensation Proposals:

A. Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

B. Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162 (m) of OBRA.

C. Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

D. Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

Ratifying Auditors:

A. Generally vote for proposals to ratify auditors.

B. Vote against ratification of auditors where an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position. In general, if non-audit fees amount to 35% or more of total fees paid to a company’s auditor we will vote against ratification and against the members of the audit committee.

C. Vote against ratification of auditors and vote against members of the audit committee where it is known that an auditor has negotiated an alternative dispute resolution procedure.

Reverse Stock Splits: Vote for management proposals to reduce the number of outstanding shares available through a reverse stock split.

Right to Adjourn: Vote for the right to adjourn in conjunction with a vote for a merger or acquisition or other proposal, and vote against the right to adjourn in conjunction with a vote against a merger or acquisition or other proposal.

Share Cancellation Programs: Vote for management proposals to reduce share capital by means of cancelling outstanding shares held in the issuer’s treasury.

Shareholder Ability to Alter the Size of the Board:

A. Vote for proposals that seek to fix the size of the board.

B. Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

Shareholder Ability to Remove Directors: Vote for proposals to restore shareholder ability to remove directors with or without cause and proposals that permit shareholders to elect directors to fill board vacancies.

Share Repurchase Programs: Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends: Generally vote for management proposals to increase common share authorization, provided that the increase in authorized shares following the split or dividend is not greater than 100 percent of existing authorized shares.

White Squire Placements: Vote for shareholder proposals to require shareholder approval of blank check preferred stock issues.

3. PROPOSALS USUALLY VOTED AGAINST

Proxies involving the issues set forth below generally will be voted AGAINST.

Common Stock Authorization: Vote against proposed common stock authorizations that increase the existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company. A recommendation of the Proxy Voting Service will generally be followed.

Director and Officer Indemnification and Liability Protection:

A. Proposals concerning director and officer indemnification and liability protection that limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care, or that would expand coverage beyond just legal expenses to acts, such as gross negligence, that are more serious violations of fiduciary obligations than mere carelessness.

B. Vote for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if (i) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (ii) only if the director’s legal expenses would be covered.

Shareholder Ability to Act by Written Consent: Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Shareholder Ability to Call Special Meetings: Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Shareholder Ability to Remove Directors:

A. Vote against proposals that provide that directors may be removed only for cause.

B. Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Staggered Director Elections: Vote against proposals to classify or stagger the board.

Stock Ownership Requirements: Generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

Supermajority Shareholder Vote Requirements: Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Term of Office: Vote against shareholder proposals to limit the tenure of outside directors.

Unequal Voting Rights: Vote against dual class exchange offers and dual class recapitalizations.

4. PROPOSALS USUALLY VOTED AS RECOMMENDED BY THE PROXY VOTING SERVICE

Proxies involving compensation issues, not limited to those set forth below, generally will be voted as recommended by the proxy voting service but may, in the consideration of the Committee, be reviewed on a case-by-case basis.

401(k) Employee Benefit Plans: Vote for proposals to implement a 401(k) savings plan for employees.

Compensation Plans: Votes with respect to compensation plans generally will be voted as recommended by the Proxy Voting Service.

Employee Stock Ownership Plans (ESOPs): Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares). A recommendation of the Proxy Voting Service will generally be followed.

Executive Compensation Advisory Resolutions (“Say-on-Pay”): A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:

A. Vote for shareholder proposals to permit non-binding advisory votes on executive compensation.

B. Non-binding advisory votes on executive compensation will be voted as recommended by the Proxy Voting Service.

C. Vote for a 3 year review of executive compensation when a recommendation of the Proxy Voting Service is for the approval of the executive compensation proposal, and vote for an annual review of executive compensation when the Proxy Voting Service is against the approval of the executive compensation proposal.

Stock Option Plans: A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:

A. Vote against plans which expressly permit repricing of underwater options.

B. Vote against proposals to make all stock options performance based.

C. Vote against stock option plans that could result in an earnings dilution above the company specific cap considered by the Proxy Voting Service.

D. Vote for proposals that request expensing of stock options.

5. PROPOSALS REQUIRING SPECIAL CONSIDERATION

The Proxy Committee will vote proxies involving the issues set forth below generally on a case-by-case basis after review. Proposals on many of these types of matters will typically be reviewed with the analyst following the company before any vote is cast.

Asset Sales: Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Bundled Proposals: Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Charitable and Political Contributions: Votes on proposals regarding charitable and political contributions should be considered on a case-by-case basis.

Corporate Restructuring: Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales should be considered on a case-by-case basis.

Debt Restructurings: Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues: Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control - Will the transaction result in a change in control of the company? Bankruptcy – Loomis Sayles’ Corporate Actions Department is responsible for consents related to bankruptcies and debt holder consents related to restructurings.

Delisting a Security: Review on a case-by-case basis all proposals to delist a security from an exchange.

Director Nominees in Contested Elections: Votes in a contested election of directors or vote no campaign must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Disclosure of Prior Government Service: Review on a case-by-case basis all proposals to disclose a list of employees previously employed in a governmental capacity.

Environmental and Social Issues: Proxies involving social and environmental issues, not limited to those set forth below, frequently will be voted as recommended by the Proxy Voting Service but may, in the consideration of the Committee, be reviewed on a case-by-case basis if the Committee believes that a particular proposal (i) could have a significant impact on an industry or issuer (ii) is appropriate for the issuer and the cost to implement would not be excessive, (iii) is appropriate for the issuer in light of various factors such as reputational damage or litigation risk or (iv) is otherwise appropriate for the issuer.

Animal Rights: Proposals that deal with animal rights.

Energy and Environment: Proposals that request companies to file the CERES Principles.

Equal Employment Opportunity and Discrimination: Proposals regarding equal employment opportunities and discrimination.

Human Resources Issues: Proposals regarding human resources issues.

Maquiladora Standards and International Operations Policies: Proposals relating to the Maquiladora Standards and international operating policies.

Military Business: Proposals on defense issues.

Northern Ireland: Proposals pertaining to the MacBride Principles.

Product Integrity and Marketing: Proposals that ask companies to end their production of legal, but socially questionable, products.

Third World Debt Crisis: Proposals dealing with third world debt.

Golden Coffins: Review on a case-by-case basis all proposals relating to the obligation of an issuer to provide remuneration or awards to survivors of executives payable upon such executive’s death.

Greenmail:

A. Vote for proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

B. Review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Liquidations: Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Mergers and Acquisitions: Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

Mutual Fund Distribution Agreements: Votes on mutual fund distribution agreements should be evaluated on a case-by-basis.

Mutual Fund Fundamental Investment Restrictions: Votes on amendments to a mutual fund’s fundamental investment restrictions should be evaluated on a case-by-case basis.

Mutual Fund Investment Advisory Agreement: Votes on mutual fund investment advisory agreements should be evaluated on a case-by-case basis.

Poison Pills:

A. Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

B. Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill.

C. Review on a case-by-case basis management proposals to ratify a poison pill.

Preemptive Rights: Review on a case-by-case basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, look at the size of a company and the characteristics of its shareholder base.

Proxy Contest Defenses: Generally, proposals concerning all proxy contest defenses should be evaluated on a case-by-case basis.

Reimburse Proxy Solicitation Expenses: Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

Reincorporation Proposals: Proposals to change a company’s domicile should be examined on a case-by-case basis.

Shareholder Advisory Committees: Review on a case-by-case basis proposals to establish a shareholder advisory committee.

Shareholder Proposals to Limit Executive and Director Pay:

A. Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

B. Review on a case-by-case basis (I) all shareholder proposals that seek to limit executive and director pay and (ii) all advisory resolutions on executive pay other than shareholder resolutions to permit such advisory resolutions. Vote against proposals to link all executive or director variable compensation to performance goals.

Spin-offs: Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

State Takeover Statutes: Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Tender Offer Defenses: Generally, proposals concerning the following tender offer defenses should be evaluated on a case-by-case basis.

MFS Investment Management

MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

February 1, 2012

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, and MFS’ other subsidiaries that perform discretionary investment management activities (other than McLean Budden Limited) (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

The MFS Proxy Voting Policies and Procedures include:

A.	Voting Guidelines;

B.	Administrative Procedures;

C	Records Retention; and

D.	Reports.

A.	VOTING GUIDELINES

1.	General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships.

In developing these proxy voting guidelines, MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote.

As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings. However, some proxy proposals, such as certain excessive executive compensation, environmental, social and governance matters, are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the proposal. Therefore, MFS may vote similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

MFS also generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts, unless MFS has received explicit voting instructions to vote differently from a client for its own account. From time to time, MFS may also receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these guidelines and revises them as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and D below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

MFS is also a signatory to the United Nations Principles for Responsible Investment. In developing these guidelines, MFS considered environmental, social and corporate governance issues in light of MFS’ fiduciary obligation to vote proxies in the best long-term economic interest of its clients.

B.	ADMINISTRATIVE PROCEDURES

1.	MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

a.	Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.

Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); and

c.	Considers special proxy issues as they may arise from time to time.

2.	Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders.3 Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee identifies an actual or potential conflict of interest with respect to any voting decision, then that employee must recuse himself/herself from participating in the voting process. Additionally, with respect to decisions concerning all Non-Standard Votes, as defined below, MFS will review the securities holdings reported by investment professionals that participate in such decisions to determine whether such person has a direct economic interest in the decision, in which case such person shall not further participate in making the decision. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates a potentially excessive executive compensation issue in relation to the election of directors or advisory pay or severance package vote, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions) (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a.	Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Client List”);

b.

If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.

If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d.

For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

From time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in the underlying fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest.

3.	Gathering Proxies

Most proxies received by MFS and its clients originate at Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge and other service providers, on behalf of custodians, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself. This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy materials with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions. Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is Institutional Shareholder Services, Inc. (“ISS”). The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).

[3]

For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold “short” positions in the same issuer.

The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings data-feed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

It is the responsibility of the Proxy Administrator and MFS to monitor the receipt of ballots. When proxy ballots and materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator’s on-line system. The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company. If a proxy ballot has not been received, the Proxy Administrator contacts the custodian requesting the reason as to why a ballot has not been received.

4.	Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee considers and votes on those proxy matters. MFS also receives research and recommendations from the Proxy Administrator which it may take into account in deciding how to vote. MFS uses the research of ISS to identify (i) circumstances in which a board may have approved excessive executive compensation, (ii) environmental and social proposals that warrant consideration or (iii) circumstances in which a non-U.S. company is not in compliance with local governance or compensation best practices. In those situations where the only MFS fund that is eligible to vote at a shareholder meeting has Glass Lewis as its Proxy Administrator, then we will rely on research from Glass Lewis to identify such issues. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

As a general matter, portfolio managers and investment analysts have little or no involvement in most votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g. mergers and acquisitions, capitalization matters, potentially excessive executive compensation issues, or shareholder proposals relating to environmental and social issues), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from MFS portfolio managers or investment analysts. However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5.	Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

6.	Securities Lending

From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

7.	Engagement

The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest. From time to time, MFS may determine that it is appropriate and beneficial for representatives from the MFS Proxy Voting Committee to engage in a dialogue or written communication with a company or other shareholders regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters. A company or shareholder may also seek to engage with representatives of the MFS Proxy Voting Committee in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals.

[4]

From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation. If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.

C.	RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

D.	REPORTS

All MFS Advisory Clients

MFS may publicly disclose the proxy voting records of certain clients or the votes it casts with respect to certain matters as required by law. At any time, a report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.

Morgan Stanley Investment Management Inc.

October 1, 2011

MORGAN STANLEY INVESTMENT MANAGEMENT

PROXY VOTING POLICY AND PROCEDURES

I.	POLICY STATEMENT

Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited and Private Investment Partners Inc. (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (“MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. A MSIM Affiliate will not vote proxies unless the investment management or investment advisory agreement explicitly authorizes the MSIM Affiliate to vote proxies.

MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy.

Proxy Research Services - ISS and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of one or more Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping services.

Voting Proxies for Certain Non-U.S. Companies - Voting proxies of companies located in some jurisdictions may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II.	GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein). The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.

We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers.

We may abstain on matters for which disclosure is inadequate.

A.             Routine Matters.                 We generally support routine management proposals. The following are examples of routine management proposals:

•	Approval of financial statements and auditor reports if delivered with an unqualified auditor’s opinion.

•	General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.

•

Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B.             Board of Directors.

1.

Election of directors: Votes on board nominees can involve balancing a variety of considerations. In vote decisions, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:

a.

We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems; if we believe the board is acting with insufficient independence between the board and management; or if we believe the board has not been sufficiently forthcoming with information on key governance or other material matters.

b.

We consider withholding support from or voting against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent.

i.

At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent. In markets where board independence is not the norm (e.g. Japan), however, we consider factors including whether a board of a controlled company includes independent members who can be expected to look out for interests of minority holders.

ii.	We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

c.

Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation/remuneration, nominating/governance or audit committee.

d.	We consider withholding support from or voting against nominees if the term for which they are nominated is excessive. We consider this issue on a market-specific basis.

e.	We consider withholding support from or voting against nominees if in our view there has been insufficient board renewal (turnover), particularly in the context of extended poor company performance.

f.

We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.

g.

In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such. We also may not support the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.

h.	We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.

i.

We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee’s board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

j.

We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than six public company boards (excluding investment companies), although we also may reference National Association of Corporate Directors guidance suggesting that public company CEOs, for example, should serve on no more than two outside boards given level of time commitment required in their primary job.

k.

We consider withholding support from or voting against a nominee where we believe executive remuneration practices are poor, particularly if the company does not offer shareholders a separate “say-on-pay” advisory vote on pay.

2.

Discharge of directors’ duties: In markets where an annual discharge of directors’ responsibility is a routine agenda item, we generally support such discharge. However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of disclosed actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.

3.

Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66 2/3%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

4.	Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to gender, race or other factors.

5.

Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

6.	Proxy access: We consider on a case-by-case basis shareholder proposals on particular procedures for inclusion of shareholder nominees in company proxy statements.

7.

Reimbursement for dissident nominees: We generally support well-crafted U.S. shareholder proposals that would provide for reimbursement of dissident nominees elected to a board, as the cost to shareholders in electing such nominees can be factored into the voting decision on those nominees.

8.

Proposals to elect directors more frequently: In the U.S. public company context, we usually support shareholder and management proposals to elect all directors annually (to “declassify” the board), although we make an exception to this policy where we believe that long-term shareholder value may be harmed by this change given particular circumstances at the company at the time of the vote on such proposal. As indicated above, outside the United States we generally support greater accountability to shareholders that comes through more frequent director elections, but recognize that many markets embrace longer term lengths, sometimes for valid reasons given other aspects of the legal context in electing boards.

9.

Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.) U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

10.

Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint an independent Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context. In the United States, we consider such proposals on a case-by-case basis, considering, among other things, the existing board leadership structure, company performance, and any evidence of entrenchment or perceived risk that power is overly concentrated in a single individual.

11.

Director retirement age and term limits: Proposals setting or recommending director retirement ages or director term limits are voted on a case-by-case basis that includes consideration of company performance, the rate of board renewal, evidence of effective individual director evaluation processes, and any indications of entrenchment.

12.

Proposals to limit directors’ liability and/or broaden indemnification of officers and directors: Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, with gross negligence or with reckless disregard of their duties.

C.             Statutory auditor boards. The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company’s articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

D.             Corporate transactions and proxy fights. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection. We also analyze proxy contests on a case-by-case basis.

E.             Changes in capital structure.

1.	We generally support the following:

•	Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

•

U.S. management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)

•

U.S. management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

•

Proposals in non-U.S. markets that in our view appropriately limit potential dilution of existing shareholders. A major consideration is whether existing shareholders would have preemptive rights for any issuance under a proposal for standing share issuance authority. We generally consider market-specific guidance in making these decisions; for example, in the U.K. market we usually follow Association of British Insurers’ (“ABI”) guidance, although company-specific factors may be considered and for example, may sometimes lead us to voting against share authorization proposals even if they meet ABI guidance.

•	Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

•	Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•	Management proposals to effect stock splits.

•

Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

•	Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.

2.	We generally oppose the following (notwithstanding management support):

•	Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

•

Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders. However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to pre-emptive rights if the authority is limited.

•

Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

•	Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

F.             Takeover Defenses and Shareholder Rights.

1.

Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2.

Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3.

Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis. At large-cap U.S. companies, we generally support efforts to establish the right of holders of 10% or more of shares to call special meetings, unless the board or state law has set a policy or law establishing such rights at a threshold that we believe to be acceptable.

4.	Written consent rights: In the U.S. context, we examine proposals for shareholder written consent rights on a case-by-case basis.

5.

Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

6.

Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

7.	Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote.

G.             Auditors.     We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

H.             Executive and Director Remuneration.

1.	We generally support the following:

•

Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

•

Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director’s decision to resign from a board (such forfeiture can undercut director independence).

•

Proposals for employee stock purchase plans that permit discounts, but only for grants that are part of a broad-based employee plan, including all non-executive employees, and only if the discounts are limited to a reasonable market standard or less.

•	Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2.	We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.

3.

In the U.S. context, shareholder proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such proposals where we consider SERPs to be excessive.

4.

Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company’s current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider factors including whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

5.	We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs.

6.

We generally support shareholder proposals for reasonable “claw-back” provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.

7.

Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

8.

Say-on-Pay: We consider proposals relating to an advisory vote on remuneration on a case-by-case basis. Considerations include a review of the relationship between executive remuneration and performance based on operating trends and total shareholder return over multiple performance periods. In addition, we review remuneration structures and potential poor pay practices, including relative magnitude of pay, discretionary bonus awards, tax gross ups, change-in-control features, internal pay equity and peer group construction. As long-term investors, we support remuneration policies that align with long-term shareholder returns.

I. Social, Political and Environmental Issues.     Shareholders in the United States and certain other markets submit proposals encouraging changes in company disclosure and practices related to particular corporate social, political and environmental matters. We consider how to vote on the proposals on a case-by-case basis to determine likely impacts on shareholder value. We seek to balance concerns on reputational and other risks that lie behind a proposal against costs of implementation, while considering appropriate shareholder and management prerogatives. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We support proposals that if implemented would enhance useful disclosure, but we generally vote against proposals requesting reports that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We believe that certain social and environmental shareholder proposals may intrude excessively on management prerogatives, which can lead us to oppose them.

J.             Fund of Funds.     Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III.	ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for the Policy. The Committee, which is appointed by MSIM’s Long-Only Executive Committee, consists of investment professionals who represent the different investment disciplines and geographic locations of the firm, and is chaired by the director of the Corporate Governance Team (“CGT”). Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The CGT Director is responsible for identifying issues that require Committee deliberation or ratification. The CGT, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The CGT has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

CGT and members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the CGT will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

A.	Committee Procedures

The Committee meets at least quarterly, and reviews and considers changes to the Policy at least annually. Through meetings and/or written communications, the Committee is responsible for monitoring and ratifying “split votes” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy). The Committee will review developing issues and approve upcoming votes, as appropriate, for matters as requested by CGT.

The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes.

B.	Material Conflicts of Interest

In addition to the procedures discussed above, if the CGT Director determines that an issue raises a material conflict of interest, the CGT Director may request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”).

A potential material conflict of interest could exist in the following situations, among others:

1.	The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.

2.	The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3.

Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the CGT Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:

1.	If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.

If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers consulted have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

3.	If the Research Providers’ recommendations differ, the CGT Director will refer the matter to a Special Committee to vote on the proposal, as appropriate.

Any Special Committee shall be comprised of the CGT Director, and at least two portfolio managers (preferably members of the Committee), as approved by the Committee. The CGT Director may request non-voting participation by MSIM’s General Counsel or his/her designee and the Chief Compliance Officer or his/her designee. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C.	Proxy Voting Reporting

The CGT will document in writing all Committee and Special Committee decisions and actions, which documentation will be maintained by the CGT for a period of at least six years. To the extent these decisions relate to a security held by an MSIM Fund, the CGT will report the decisions to each applicable Board of Trustees/Directors of those Funds at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

MSIM’s Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund’s holdings.

APPENDIX A

The following procedures apply to accounts managed by Morgan Stanley AIP GP LP and Private Investment Partners Inc. (“AIP”).

Generally, AIP will follow the guidelines set forth in Section II of MSIM’s Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Fund of Hedge Funds investment team, the Private Equity Fund of Funds investment team or the Private Equity Real Estate Fund of Funds investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights

For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1.

Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person,” and collectively, the “Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person’s death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2.

Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund’s organizational documents; provided, however, that, if the Fund’s organizational documents require the consent of the Fund’s general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

Neuberger Berman, LLC

Neuberger Berman Management LLC

SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

Neuberger Berman has implemented written Proxy Voting Policies and Procedures (Proxy Voting Policy) that are designed to reasonably ensure that Neuberger Berman votes proxies prudently and in the best interest of its advisory clients for whom Neuberger Berman has voting authority. The Proxy Voting Policy also describes how Neuberger Berman addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

Neuberger Berman’s Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process, and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, Neuberger Berman utilizes Glass, Lewis & Co. LLC (Glass Lewis) to vote proxies in accordance with Neuberger Berman’s voting guidelines.

For socially responsive clients, Neuberger Berman has adopted socially responsive voting guidelines. For non-socially responsive clients, Neuberger Berman’s guidelines adopt the voting recommendations of Glass Lewis. Neuberger Berman retains final authority and fiduciary responsibility for proxy voting.

Neuberger Berman believes that this process is reasonably designed to address material conflicts of interest that may arise between Neuberger Berman and a client as to how proxies are voted.

In the event that an investment professional at Neuberger Berman believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with Neuberger Berman’s proxy voting guidelines or in a manner inconsistent with Glass Lewis recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between Neuberger Berman and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between Neuberger Berman and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

OppenheimerFunds, Inc.

OPPENHEIMERFUNDS, INC. AND ITS ADVISORY AFFILIATES

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES (as of March 1, 2011)

and PORTFOLIO PROXY VOTING GUIDELINES (as of March 1, 2011)

These Portfolio Proxy Voting Policies and Procedures (the “Policies and Procedures”), which include the attached “Portfolio Proxy Voting Guidelines” (the “Guidelines”), set forth the proxy voting policies, procedures and guidelines to be followed by OppenheimerFunds, Inc. (“OFI”) and the following advisory affiliates of OFI, OFI Institutional Asset Management, Inc, OFI Private Investments Inc. and HarbourView Asset Management Corporation (individually, an “OFI Adviser”). Unless noted otherwise and for ease of reference, OFI and each OFI Adviser are collectively referred to herein as “OFI”.

OFI will follow these Policies, Procedures and Guidelines in voting portfolio proxies relating to securities held by clients, which may include, but is not limited to, separately managed accounts, collective investment trusts, 529 college savings plans, and registered and non-registered investment companies advised or sub-advised by an OFI Adviser (“Fund(s)”).

To the extent that these Policies, Procedures and Guidelines establish a standard, OFI’s compliance with such standard, or failure to comply with such standard, will be subject to OFI’s judgment.

A.	Funds for which OFI has Proxy Voting Responsibility

OFI Registered Funds. Each Board of Directors/Trustees (the “Board”) of the Funds registered with the U.S. Securities and Exchange Commission (“SEC”) and advised by OFI (“OFI Registered Funds”) has delegated to OFI the authority to vote portfolio proxies pursuant to these Policies and Procedures and subject to Board supervision. Any reference herein to “Board” shall only apply to OFI Registered Funds.

Sub-Advised Funds. OFI also serves as an investment sub-adviser for a number of Funds registered with the SEC and not overseen by the Boards (“Sub-Advised Funds”). Generally, pursuant to contractual arrangements between OFI and many of those Sub-Advised Funds’ managers, OFI is responsible for portfolio proxy voting of the portfolio proxies held by those Sub-Advised Funds. When voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, OFI may refer the vote to the portfolio manager of the Sub-Advised Fund.

Other Funds. OFI also serves as an investment adviser for a number of Funds that are not identified as Registered Funds or Sub-Advised Funds, which may include, but are not limited to, separately managed accounts, collective investment trusts, non-registered investment companies and 529 college savings plans (“Other Funds”). Generally, pursuant to contractual arrangements between OFI and those Other Funds, OFI is responsible for portfolio proxy voting of the portfolio proxies held by those Other Funds.

B.	Proxy Voting Committee

OFI’s internal proxy voting committee (the “Committee”) is responsible for overseeing the proxy voting process and ensuring that OFI and the Funds meet their regulatory and corporate governance obligations for voting of portfolio proxies. The Committee has adopted a written charter that outlines its responsibilities.

The Committee shall oversee the proxy voting agent’s compliance with these Policies and Procedures and the Guidelines, including any deviations by the proxy voting agent from the Guidelines.

C.	Administration and Voting of Portfolio Proxies

1.               Fiduciary Duty and Objective

As an investment adviser that has been granted the authority to vote portfolio proxies, OFI owes a fiduciary duty to the Funds to monitor corporate events and to vote portfolio proxies consistent with the best interests of the Funds and their shareholders. In this regard, OFI seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, OFI generally votes portfolio proxies in a uniform manner for the Funds and in accordance with these Policies and Procedures and the Guidelines.

In meeting its fiduciary duty, OFI generally undertakes to vote portfolio proxies with a view to enhancing the value of the company’s stock held by the Funds. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, OFI’s primary consideration is the economic interests of the Funds and their shareholders.

2.                Proxy Voting Agent

On behalf of the Funds, OFI retains an independent, third party proxy voting agent to assist OFI in its proxy voting responsibilities in accordance with these Policies and Procedures and, in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

In general, OFI may consider the proxy voting agent’s research and analysis as part of OFI’s own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. OFI bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by OFI, the proxy voting agent will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist OFI in maintaining records of OFI’s and the OFI Registered and Sub-Advised Funds’ portfolio proxy votes, including the appropriate records necessary for the Funds’ to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the SEC.

3.               Material Conflicts of Interest

OFI votes portfolio proxies without regard to any other business relationship between OFI (or its affiliates) and the company to which the portfolio proxy relates. To this end, OFI must identify material conflicts of interest that may arise between the interests of a Fund (and, if applicable, its shareholders) and OFI, its affiliates or their business relationships. A material conflict of interest may arise from a business relationship between a portfolio company or its affiliates (together the “company”), on one hand, and OFI or any of its affiliates (together “OFI”), on the other, including, but not limited to, the following relationships:

•	OFI provides significant investment advisory or other services to a company whose management is soliciting proxies or OFI is seeking to provide such services;
•	a company that is a significant selling agent of OFI’s products and services solicits proxies;
•	OFI serves as an investment adviser to the pension or other investment account of the portfolio company or OFI is seeking to serve in that capacity; or
•	OFI and the company have a lending or other financial-related relationship.

In each of these situations, voting against company management’s recommendation may cause OFI a loss of revenue or other benefit.

OFI and its affiliates generally seek to avoid such material conflicts of interest by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. The Committee maintains a list of companies that, based on business relationships, may potentially give rise to a conflict of interest (“Conflicts List”). In addition, OFI and the Committee employ the following procedures to further minimize any potential conflict of interest, as long as the Committee determines that the course of action is consistent with the best interests of the Fund and its shareholders:

•

If the proposal for a company on the Conflicts List is specifically addressed in the Guidelines, OFI will vote the portfolio proxy in accordance with the Guidelines, unless:(i) the Guidelines provide discretion to OFI on how to vote on the matter (i.e., case-by-case); or (ii) to the extent a portfolio manager has requested that OFI vote in a manner inconsistent with the Guidelines, the Committee has determined that such a request is in the best interests of the Fund (and, if applicable, its shareholders) and does not pose an actual material conflict of interest. (Examples include, but are not limited to, a determination that the portfolio manager is unaware of the business relationship with the company or is sufficiently independent from the business relationship, and to the Committee’s knowledge, OFI has not been contacted or influenced by the company in connection with the proposal).

•

If the proposal for the company on the Conflicts List is not specifically addressed in the Guidelines or if the Guidelines provide discretion to OFI on how to vote, OFI will vote in accordance with its proxy voting agent’s general recommended guidelines on the proposal provided that OFI has reasonably determined there is no conflict of interest on the part of the proxy voting agent or item (ii) above is not applicable;

•

If neither of the previous two procedures provides an appropriate voting recommendation, the Committee may determine how to vote on the proposal, OFI may retain an independent fiduciary to advise OFI on how to vote the proposal, or the Committee may determine that voting on the particular proposal is impracticable and/or is outweighed by the cost of voting and direct OFI to abstain from voting.

4.               Certain Foreign Securities

Portfolio proxies relating to foreign securities held by the Funds are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact or cost to the security, such as “share-blocking.” Share-blocking would prevent OFI from selling the shares of the foreign security for a period of time if OFI votes the portfolio proxy relating to the foreign security. In determining whether to vote portfolio proxies subject to such restrictions, OFI, in consultation with the Committee, considers whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Accordingly, OFI may determine not to vote such securities. If OFI determines to vote a portfolio proxy and during the “share-blocking period” OFI would like to sell an affected foreign security for one or more Funds, OFI, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

5.               Securities Lending Programs

The Funds may participate in securities lending programs with various counterparties. Under most securities lending arrangements, proxy voting rights during the lending period generally are transferred to the borrower, and thus proxies received in connection with the securities on loan may not be voted by the lender (i.e., the Fund) unless the loan is recalled in advance of the record date. If a Fund participates in a securities lending program, OFI will attempt to recall the Funds’ portfolio securities on loan and vote proxies relating to such securities if OFI has knowledge of a shareholder vote in time to recall such loaned securities and if OFI determines that the votes involve matters that would have a material effect on the Fund’s investment in such loaned securities.

6.               Shares of Registered Investment Companies (Fund of Funds)

Certain OFI Registered Funds are structured as funds of funds and invest their assets primarily in other underlying OFI Registered Funds (the “Fund of Funds”). Accordingly, the Fund of Fund is a shareholder in the underlying OFI Registered Funds and may be requested to vote on a matter pertaining to those underlying OFI Registered Funds. With respect to any such matter, the Fund of Funds will vote its shares in the underlying OFI Registered Fund in the same proportion as the vote of all other shareholders in that underlying OFI Registered Fund (sometimes called “mirror” or “echo” voting).

D.	Fund Board Reports and Recordkeeping

OFI will prepare periodic reports for submission to the Board of OFI Registered Funds describing:

•

any issues arising under these Policies and Procedures since the last report to the Board and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

•	any proxy votes taken by OFI on behalf of the Funds since the last report to the Board which were deviations from the Policies and Procedures and the reasons for any such deviations.

In addition, no less frequently than annually, OFI will provide the Boards a written report identifying any recommended changes in existing policies based upon OFI’s experience under these Policies and Procedures, evolving industry practices and developments in applicable laws or regulations.

OFI will maintain all records required to be maintained under, and in accordance with, the Investment Company Act of 1940 and the Investment Advisers Act of 1940 with respect to OFI’s voting of portfolio proxies, including, but not limited to:

•	these Policies and Procedures, as amended from time to time;
•	records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX;
•	records of written client requests for proxy voting information and any written responses of OFI to such requests; and
•	any written materials prepared by OFI that were material to making a decision in how to vote, or that memorialized the basis for the decision.

E.	Amendments to these Procedures

In addition to the Committee’s responsibilities as set forth in the Committee’s Charter, the Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Boards for review, approval and ratification at the Boards’ next regularly scheduled meetings.

F.	Proxy Voting Guidelines

The Guidelines adopted by OFI and the Boards of the OFI Registered Funds are attached as Appendix A. The importance of various issues shifts as political, economic and corporate governance issues come to the forefront and then recede. Accordingly, the Guidelines address the issues OFI has most frequently encountered in the past several years.

Adopted as of the Dates Set Forth Below by:

OppenheimerFunds, Inc.,	March 1, 2011
OFI Institutional Asset Management, Inc.,	March 1, 2011
OFI Private Investments Inc.	March 1, 2011
HarbourView Asset Management Corporation	March 1, 2011
New York Board of the Oppenheimer Funds:	March 1, 2011
Denver Board of the Oppenheimer Funds:	February 23, 2011

Appendix A

OPPENHEIMERFUNDS, INC. AND ITS ADVISORY AFFILIATES

PORTFOLIO PROXY VOTING GUIDELINES

(dated as of March 1, 2011)

1.0       OPERATIONAL ITEMS

      1.1.1     Amend Quorum Requirements.

•	Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

      1.1.2     Amend Articles of Incorporation/Association or Bylaws

•	Vote amendments to the bylaws/charter on a CASE-BY-CASE basis.
•	Vote FOR bylaw/charter changes if:
o	shareholder rights are protected;
o	there is a negligible or positive impact on shareholder value;
o	management provides sufficiently valid reasons for the amendments; and/or
o	the company is required to do so by law (if applicable); and
o	they are of a housekeeping nature (updates or corrections).

      1.1.3     Change Company Name.

•	Vote WITH Management.

      1.1.4    Change Date, Time, or Location of Annual Meeting.

•	Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.
•	Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

      1.1.5     Transact Other Business.

•	Vote AGAINST proposals to approve other business when it appears as voting item.

      1.1.6     Change in Company Fiscal Term

•	Vote FOR resolutions to change a company’s fiscal term for sufficiently valid business reasons.
•	Vote AGAINST if a company’s motivation for the change is to postpone its AGM.

    AUDITORS

      1.2        Ratifying Auditors

•	Vote FOR Proposals to ratify auditors, unless any of the following apply:
o	an auditor has a financial interest in or association with the company, and is therefore not independent;
o	fees for non-audit services are excessive;
o	there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or
o

poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of Generally Accepted Accounting Principles (“GAAP”) or International Financial Reporting Standards (“IFRS”); or material weaknesses identified in Section 404 disclosures.

•	Vote AGAINST shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.
•	Vote AGAINST shareholder proposals asking for audit firm rotation.
•	Vote on a CASE-BY-CASE basis on shareholder proposals asking the company to discharge the auditor(s).
•	Proposals are adequately covered under applicable provisions of Sarbanes-Oxley Act or NYSE or SEC regulations.
•	Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

2.0	THE BOARD OF DIRECTORS

      2.1        Voting on Director Nominees

•	Vote on director nominees should be made on a CASE-BY-CASE basis, examining the following factors:
o	composition of the board and key board committees;
o	attendance at board meetings;
o	corporate governance provisions and takeover activity;
o	long-term company performance relative to a market index;
o	directors’ investment in the company;
o	whether the chairman is also serving as CEO;
o	whether a retired CEO sits on the board.
•

WITHHOLD/AGAINST (whichever vote option is applicable on the ballot) VOTES: However, there are some actions by directors that should result in votes being WITHHELD/AGAINST. These instances include directors who:

o	attend less than 75% of the board and committee meetings without a valid excuse;
o	implement or renew a dead-hand or modified dead-hand poison pill;
o	ignore a shareholder proposal that is approved by a majority of the shares outstanding;
o	ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years;
o	failed to act on takeover offers where the majority of the shareholders tendered their shares;
o	are inside directors or affiliated outsiders; and sit on the audit, compensation, or nominating committees or the company does not have one of these committees;
o	re audit committee members and any of the following has applied and become public information since the last vote, and has not been otherwise corrected or proper controls have not been put in place:
•	the non-audit fees paid to the auditor are excessive;
•

a material weakness is identified in the Section 404 Sarbanes-Oxley Act disclosures which rises to a level of serious concern, there are chronic internal control issues and an absence of established effective control mechanisms;

•

there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm; or

•	the company receives an adverse opinion on the company’s financial statements from its auditors.
o

are compensation committee members and any of the following has applied and become public information since the last vote, and has not been otherwise corrected or proper controls have not been put in place:

•	there is a clearly negative correlation between the chief executive’s pay and company performance under standards adopted in this policy;
•	the company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;
•	the company fails to submit one-time transfers of stock options to a shareholder vote;
•	the company fails to fulfill the terms of a burn rate commitment they made to shareholders;
•	the company has inappropriately backdated options; or
•	the company has egregious compensation practices including, but not limited to, the following:

•	egregious employment contracts;
•	excessive perks/tax reimbursements;
•	abnormally large bonus payouts without justifiable performance linkage or proper disclosure;
•	egregious pension/supplemental executive retirement plan (SERP) payouts;
•	new CEO with overly generous new hire package;
•	excessive severance and/or change in control provisions; or
•	dividends or dividend equivalents paid on unvested performance shares or units.
o	enacted egregious corporate governance policies or failed to replace management as appropriate;
o	are inside directors or affiliated outside directors; and the full board is less than majority independent;
o

are CEOs of public companies who serve on more than three public company boards, i.e., more than two public company boards other than their own board (the term “public company” excludes an investment company).Vote should be WITHHELD only at their outside board elections;

o	serve on more than five public company boards. (The term “public company” excludes an investment company.)
•	WITHHOLD/AGAINST on all incumbents if the board clearly lacks accountability and oversight, coupled with sustained poor performance relative to its peers.
•	Additionally, the following should result in votes being WITHHELD/AGAINST (except from new nominees):
o	if the director(s) receive more than 50% withhold votes of votes cast and the issue that was the underlying cause of the high level of withhold votes in the prior election has not been addressed; or
o

if the company has adopted or renewed a poison pill without shareholder approval since the company’s last annual meeting, does not put the pill to a vote at the current annual meeting, and there is no requirement to put the pill to shareholder vote within 12 months of its adoption;

•	if a company that triggers this policy commits to putting its pill to a shareholder vote within 12 months of its adoption, OFI will not recommend a WITHHOLD vote.

      2.2        Board Size

•	Vote on a CASE-BY-CASE basis on shareholder proposals to maintain or improve ratio of independent versus non-independent directors.
•	Vote FOR proposals seeking to fix the board size or designate a range for the board size.
•	Vote on a CASE-BY-CASE basis on proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

      2.3        Classification/Declassification of the Board

•	Vote AGAINST proposals to classify the board.
•

Vote FOR proposals to repeal classified boards and to elect all directors annually. In addition, if 50% of voting shareholders request repeal of the classified board and the board remains classified, WITHHOLD votes for those directors at the next meeting at which directors are elected, provided however, if the company has majority voting for directors that meets the standards under this policy, WITHHOLD votes only from directors having responsibility to promulgate classification/declassification policies, such as directors serving on the governance committee, nominating committee or either of its equivalent.

      2.4        Cumulative Voting

•	Vote FOR proposal to eliminate cumulative voting.
•	Vote on a CASE-BY-CASE basis on cumulative voting proposals at controlled companies (where insider voting power is greater than 50%).

      2.5        Establishment of Board Committees

•

Generally vote AGAINST shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s ability to maintain its own affairs. However, exceptions may be made if determined that it would be in the best interest of the company’s governance structure.

      2.6        Require Majority Vote for Approval of Directors

•

OFI will generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

      2.7        Director and Officer Indemnification and Liability Protection

•	Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.
•

Vote on a CASE-BY-CASE basis on proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care, provided the liability for gross negligence is not eliminated.

•

Vote on a CASE-BY-CASE basis on indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness, provided coverage is not provided for gross negligence acts.

•

Vote on a CASE-BY-CASE basis on proposals to expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company’s board (i.e. “permissive indemnification”) but that previously the company was not required to indemnify.

•	Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:
o	the director was found to have acted in good faith and in a manner that he reasonable believed was in the best interests of the company; and
o	only if the director’s legal expenses would be covered.

      2.8        Establish/Amend Nominee Qualifications

•	Vote on a CASE-BY-CASE basis on proposals that establish or amend director qualifications.
•	Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.
•	Vote AGAINST shareholder proposals requiring two candidates per board seat.

      2.9        Filling Vacancies/Removal of Directors.

•	Vote AGAINST proposals that provide that directors may be removed only for cause.
•	Vote FOR proposals to restore shareholder ability to remove directors with or without cause.
•	Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.
•	Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

      2.10      Independent Chairman (Separate Chairman/CEO)

•

Generally vote FOR shareholder proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal such as a counterbalancing governance structure. This should include all of the following:

o	designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
o	two-thirds independent board;
o	all-independent key committees;
o	established governance guidelines;
o

the company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time (performance will be measured according to shareholder returns against index and peers from the performance summary table);

o	the company does not have any problematic governance or management issues, examples of which include, but are not limited to:
•	egregious compensation practices;
•	multiple related-party transactions or other issues putting director independence at risk;
•	corporate and/or management scandal;
•	excessive problematic corporate governance provisions; or
•	flagrant actions by management or the board with potential or realized negative impacts on shareholders.

      2.11      Majority of Independent Directors/Establishment of Committees

•

Vote FOR shareholder proposals asking that a majority of directors be independent but vote CASE-BY-CASE on proposals that more than a majority of directors be independent. NYSE and NASDAQ already require that listed companies have a majority of independent directors.

•	Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.
•

For purposes of Special Purpose Acquisition Corporations (SPAC), when a former CEO of a SPAC company serves on the board of an acquired company, that director will generally be classified as independent unless determined otherwise taking into account the following factors:

o	the applicable listing standards determination of such director’s independence;
o	any operating ties to the firm; and
o	if there are any other conflicting relationships or related party transactions.
•

A director who is a party to an agreement to vote in line with management on proposals being brought to a shareholder vote shall be classified as an affiliated outside director. However, when dissident directors are parties to a voting agreement pursuant to a settlement arrangement, such directors shall be classified as independent unless determined otherwise taking into account the following factors:

o	the terms of the agreement;
o	the duration of the standstill provision in the agreement;
o	the limitations and requirements of actions that are agreed upon;
o	if the dissident director nominee(s) is subject to the standstill; and

o	if there are any conflicting relationships or related party transactions.

      2.12      Open Access

•

Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent’s rationale for targeting the company in terms of board and director conduct.

      2.13      Stock Ownership Requirements

•

Vote on a CASE-BY-CASE basis on shareholder proposals that mandate a minimum amount of stock that a director must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is favored, the company should determine the appropriate ownership requirement.

•	Vote on a CASE-BY-CASE basis on shareholder proposals asking companies to adopt holding periods or retention ratios for their executives, taking into account:
o

whether the company has any holding period, retention ratio or officer ownership requirements in place. These should consist of rigorous stock ownership guidelines or short-term holding period requirement (six months to one year) coupled with a significant long-term ownership requirement or a meaningful retention ratio.

o	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

      2.14      Age or Term Limits

•	Vote AGAINST shareholder or management proposals to limit the tenure of directors either through term limits or mandatory retirement ages. OFI views as management decision.

3.0	PROXY CONTESTS

      3.1       Voting for Director Nominees in Contested Elections

•	Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis considering the following factors:
o	long-term financial performance of the target company relative to its industry;
o	management’s track record;
o	background to the proxy contest;
o	qualifications of director nominees (both slates);
o	evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and
o	stock ownership position.

      3.2       Reimbursing Proxy Solicitation Expenses

•

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases, which OFI recommends in favor of the dissidents, OFI also recommends voting for reimbursing proxy solicitation expenses.

      3.3       Confidential Voting

•	Vote on a CASE-BY-CASE basis on shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election.

4.0	ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

      4.1        Advance Notice Requirements for Shareholder Proposals/Nominations.

•

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, generally giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

      4.2        Amend Bylaws without Shareholder Consent

•	Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.
•	Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

      4.3        Poison Pills

•	Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).
•	Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.
•	Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.
•	Votes regarding management proposals to ratify a poison pill should be determined on a CASE-BY-CASE basis. Ideally, plans should embody the following attributes:
o	20% or higher flip-in or flip-over;
o	two to three-year sunset provision;

o	no dead-hand, slow-hand, no-hand or similar features;
o

shareholder redemption feature-if the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill;

o	considerations of the company’s existing governance structure including: board independence, existing takeover defenses, and any problematic governance concerns;
o	for management proposals to adopt a poison pill for the stated purpose of preserving a company’s net operating losses (“NOL pills”), the following factors will be considered:
•	the trigger (NOL pills generally have a trigger slightly below 5%);
•	the value of the NOLs;
•	the term;
•	shareholder protection mechanisms (sunset provision, causing expiration of the pill upon exhaustion or expiration of NOLs); and
•	other factors that may be applicable.

      4.4        Net Operating Loss (NOL) Protective Amendments

•	OFI will evaluate amendments to the company’s NOL using the same criteria as a NOL pill.

      4.5        Shareholder Ability to Act by Written Consent

•	Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
•	Vote FOR proposals to allow or make easier shareholder action by written consent.

      4.6        Shareholder Ability to Call Special Meetings

•	Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
•

Generally vote FOR proposals that remove restrictions on or provide the right of shareholders to call special meetings and act independently of management taking into account the company’s specific governance provisions.

      4.7        Establish Shareholder Advisory Committee

•	Vote on a CASE-BY-CASE basis.

      4.8        Supermajority Vote Requirements

•	Vote AGAINST proposals to require a supermajority shareholder vote.
•	Vote FOR management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote CASE-BY-CASE.

5.0	MERGERS AND CORPORATE RESTRUCTURINGS

      5.1        Appraisal Rights

•	Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

      5.2        Asset Purchases

•	Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:
o	purchase price;
o	fairness opinion;
o	financial and strategic benefits;
o	how the deal was negotiated;
o	conflicts of interest;
o	other alternatives for the business; and
o	non-completion risk.

      5.3        Asset Sales

•	Vote CASE-BY-CASE on asset sale proposals, considering the following factors:
o	impact on the balance sheet/working capital;
o	potential elimination of diseconomies;
o	anticipated financial and operating benefits;
o	anticipated use of funds;
o	value received for the asset;
o	fairness opinion;
o	how the deal was negotiated; and
o	conflicts of interest.

      5.4        Bundled Proposals

•

Review on a CASE-BY-CASE basis on bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

      5.5        Conversion of Securities

•

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to the market value, financial issues, control issues, termination penalties, and conflicts of interest.

•	Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

      5.6        Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged

Buyouts/Wrap	Plans
•	Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:
o	dilution to existing shareholders’ position;
o	terms of the offer;
o	financial issues;
o	management’s efforts to pursue other alternatives;
o	control issues; and
o	conflicts of interest.

•	Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

      5.7        Formation of Holding Company

•	Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:
o	the reasons for the change;
o	any financial or tax benefits;
o	regulatory benefits;
o	increases in capital structure; and
o	changes to the articles of incorporation or bylaws of the company.
•	Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:
o	increases in common or preferred stock in excess of the allowable maximum as calculated by the RMG Capital Structure Model; and/or
o	adverse changes in shareholder rights.

      5.8        Going Private Transactions (LBOs, Minority Squeezeouts) and Going Dark Transactions

•	Vote on going private transactions on a CASE-BY-CASE basis, taking into account the following:
o	offer price/premium;
o	fairness opinion;
o	how the deal was negotiated;
o	conflicts of interests;
o	other alternatives/offers considered; and
o	non-completion risk.
•	Vote CASE-BY-CASE on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:
o	whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);
o	cash-out value;
o	whether the interests of continuing and cashed-out shareholders are balanced; and
o	the market reaction to public announcement of the transaction.

      5.9        Joint Venture

•	Votes on a CASE-BY-CASE basis on proposals to form joint ventures, taking into account the following:
o	percentage of assets/business contributed;
o	percentage of ownership;
o	financial and strategic benefits;
o	governance structure;
o	conflicts of interest;
o	other alternatives; and
o	non-completion risk.

      5.10      Liquidations

•

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

•	Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

      5.11      Mergers and Acquisitions/Issuance of Shares to Facilitate Merger or Acquisition

•	Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:
o	prospects of the combined company anticipated financial and operating benefits;
o	offer price (premium or discount);
o	fairness opinion;
o	how the deal was negotiated;
o	changes in corporate governance;
o	changes in the capital structure; and
o	conflicts of interest.

      5.12      Private Placements/Warrants/Convertible Debenture

•	Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the invest should review:
o	dilution to existing shareholders’ position;
o	terms of the offer;
o	financial issues;
o	management’s efforts to pursue other alternatives;
o	control issues; and
o	conflicts of interest.
•	Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

      5.13      Spinoffs

•	Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:
o	tax and regulatory advantages;
o	planned use of the sale proceeds;
o	valuation of spinoff;
o	fairness opinion;
o	benefits to the parent company;
o	conflicts of interest;
o	managerial incentives;
o	corporate governance changes; and
o	changes in the capital structure.

      5.14      Value Maximization Proposals

•

Votes on a CASE-BY-CASE basis on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution and whether the company is actively exploring its strategic options, including retaining a financial advisor.

      5.15      Severance Agreements that are Operative in Event of Change in Control

•	Review CASE-BY-CASE, with consideration give to RMG “transfer-of-wealth” analysis. (See section 8.2).

      5.16      Special Purpose Acquisition Corporations (SPACs)

•	Vote on mergers and acquisitions involving SPAC will be voted on a CASE-BY-CASE using a model developed by RMG which takes in consideration:
o	valuation;
o	market reaction;
o	deal timing;
o	negotiations and process;
o	conflicts of interest;
o	voting agreements; and
o	governance.

6.0	STATE OF INCORPORATION

      6.1        Control Share Acquisition Provisions

•	Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.
•	Vote AGAINST proposals to amend the charter to include control share acquisition provisions.
•	Vote FOR proposals to restore voting rights to the control shares.

      6.2        Control Share Cashout Provisions

•	Vote FOR proposals to opt out of control share cashout statutes.

      6.3        Disgorgement Provisions

•	Vote FOR proposals to opt out of state disgorgement provisions.

      6.4        Fair Price Provisions

•

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

•	Generally vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

      6.5        Freezeout Provisions

•	Vote FOR proposals to opt out of state freezeout provisions.

      6.6        Greenmail

•	Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
•	Review on a CASE-BY-CASE basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

      6.7        Reincorporation Proposals

•

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

•	Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

      6.8        Stakeholder Provisions

•	Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

      6.9        State Anti-takeover Statutes

•

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

7.0	CAPITAL STRUCTURE

      7.1        Adjustments to Par Value of Common Stock

•	Vote FOR management proposals to reduce the par value of common stock.

      7.2        Common Stock Authorization

•	Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by RMG which considers the following factors:
o	specific reasons/rationale for the proposed increase;
o	the dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model;
o	the board’s governance structure and practices; and
o	risks to shareholders of not approving the request.
•

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

      7.3        Dual-Class Stock

•	Vote AGAINST proposals to create a new class of common stock with superior voting rights.
•	Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:
o	it is intended for financing purposes with minimal or no dilution to current shareholders; and
o	it is not designed to preserve the voting power of an insider or significant shareholder.

      7.4        Issue Stock for Use with Rights Plan

•	Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

      7.5        Preemptive Rights

•

Review on a CASE-BY-CASE basis on shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive right, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

      7.6        Preferred Stock

•

OFI will vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance using a model developed by ISS, taking into account company-specific factors including past board performance and governance structure as well as whether the stock is “blank check” (preferred stock with unspecified voting, conversion, dividend distribution, and other rights) or “declawed” (preferred stock that cannot be used as takeover defense).

      7.7        Recapitalization

•	Votes CASE-BY-CASE on recapitalizations (reclassification of securities), taking into account the following:
o	more simplified capital structure;
o	enhanced liquidity;
o	fairness of conversion terms;
o	impact on voting power and dividends;
o	reasons for the reclassification;
o	conflicts of interest; and
o	other alternatives considered.

      7.8        Reverse Stock Splits

•	Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.
•	Vote FOR management proposals to implement a reverse stock split to avoid delisting.
•

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by RMG.

      7.9        Share Purchase Programs

•	Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

      7.10      Stock Distributions: Splits and Dividends

•

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by RMG.

      7.11        Tracking Stock

•

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8.0	EXECUTIVE AND DIRECTOR COMPENSATION

      8.1        Equity-based Compensation Plans

•	Vote compensation proposals on a CASE-BY-CASE basis.
•

OFI analyzes stock option plans, paying particular attention to their dilutive effect. OFI opposes compensation proposals that OFI believes to be excessive, with consideration of factors including the company’s industry, market capitalization, revenues and cash flow.

•	Vote AGAINST equity proposal and compensation committee members if any of the following factors apply:
o	the total cost of the company’s equity plans is unreasonable;
o	the plan expressly permits the repricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;
o

the CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards;

o

the plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

o	the plan is a vehicle for poor pay practices.
•

For Real Estate Investment Trusts (REITs), common shares issuable upon conversion of outstanding Operating Partnership (OP) units will be included in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

      8.2        Director Compensation

•

Vote CASE-BY-CASE on stock plans or non-cash compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap. On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap.

•	Vote FOR the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:
o	director stock ownership guidelines with a minimum of three times the annual cash retainer;
o	vesting schedule or mandatory holding/deferral period:
•	a minimum vesting of three years for stock options or restricted stock; or
•	deferred stock payable at the end of a three-year deferral period;
o	mix between cash and equity:
•	a balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or
•	if the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship;
o	no retirement/benefits and perquisites provided to non-employee directors; and
o

detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

      8.3        Bonus for Retiring Director

•

Examine on a CASE-BY CASE basis. Factors we consider typically include length of service, company’s accomplishments during the Director’s tenure, and whether we believe the bonus is commensurate with the Director’s contribution to the company.

      8.4        Cash Bonus Plan

•

Consider on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as cash bonus plans to be ordinary business activity. While we generally support management proposals, we oppose compensation proposals we believe are excessive.

      8.5        Stock Plans in Lieu of Cash

•	Generally vote FOR management proposals, unless OFI believe the proposal is excessive.

In casting its vote, OFI reviews the RMG recommendation per a “transfer of wealth” binomial formula that determines an appropriate cap for the wealth transfer based upon the company’s industry peers.

•	Vote FOR plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.
•	Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

      8.6        Pre-Arranged Trading Plans (10b5-1 Plans)

•	Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:
o	adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;
o	amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;
o	ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;
o	reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;
o	an executive may not trade in company stock outside the 10b5-1 Plan; and
o	trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

      8.7        Management Proposals Seeking Approval to Reprice Options

•	Votes on management proposals seeking approval to exchange/reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:
o	historic trading patterns;
o	rationale for the repricing;
o	value-for-value exchange;
o	option vesting;
o	term of the option;
o	exercise price; and
o	participation.

      8.8        Employee Stock Purchase Plans

•	Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.
•	Votes FOR employee stock purchase plans where all of the following apply:
o	purchase price is at least 85% of fair market value;

o	offering period is 27 months or less; and
o	the number of shares allocated to the plan is 10% or less of the outstanding shares.
•	Votes AGAINST employee stock purchase plans where any of the following apply:
o	purchase price is at least 85% of fair market value;
o	offering period is greater than 27 months; and
o	the number of shares allocated to the plan is more than 10% of the outstanding shares.

      8.9        Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

•

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

•	Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.
•

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by RMG.

•

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

•	Vote AGAINST proposals if the compensation committee does not fully consist of independent outsiders, as defined in RMG’s definition of director independence.

      8.10      Employee Stock Ownership Plans (ESOPs)

•	Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than 5% of outstanding shares).

      8.11      Shareholder Proposal to Submit Executive Compensation to Shareholder Vote

•	Vote on a CASE-BY-CASE basis.

      8.12      Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposal

•	Evaluate executive pay and practices, as well as certain aspects of outside director compensation, on a CASE-BY-CASE basis.
o

Vote AGAINST management say on pay (MSOP) proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or AGAINST an equity-based incentive plan proposal if:

•	There is a misalignment between CEO pay and company performance (pay for performance);
•	The company maintains problematic pay practices;
•	The board exhibits poor communication and responsiveness to shareholders.
o	Additional CASE-BY-CASE considerations for the management say on pay (MSOP) proposals:
•	Evaluation of performance metrics in short-term and long-term plans, as discussed and explained in the Compensation Discussion & Analysis (CD&A);
•	Evaluation of peer group benchmarking used to set target pay or award opportunities; and
•	Balance of performance-based versus non-performance-based pay.
•	Frequency of Advisory Vote on Executive Compensation (Management “Say on Pay”)
o	Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

      8.13      401(k) Employee Benefit Plans

•	Vote FOR proposals to implement a 401(k) savings plan for employees.

      8.14      Shareholder Proposals Regarding Executive and Director Pay

•

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

•

Generally vote FOR shareholder proposals seeking disclosure regarding the company’s, board’s, or committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

•	Vote WITH MANAGEMENT on shareholder proposals requiring director fees be paid in stock only.
•	Vote FOR shareholder proposals to put option repricings to a shareholder vote.
•

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

      8.15      Performance-Based Stock Options

•	Generally vote FOR shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), unless:
o	the proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options); or
o	the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

      8.16      Pay-for-Performance

•

Generally vote FOR shareholder proposals that align a significant portion of total compensation of senior executives to company performance. In evaluating the proposals, the following factors will be analyzed:

o	What aspects of the company’s short-term and long-term incentive programs are performance-driven?
o	Can shareholders assess the correlation between pay and performance based on the company’s disclosure?
o	What type of industry does the company belong to?
o	Which stage of the business cycle does the company belong to?

      8.17      Pay-for-Superior-Performance Standard

•

Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior-performance standard in the company’s executive compensation plan for senior executives.

      8.18      Golden Parachutes and Executive Severance Agreements

•

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

•	Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:
o	the parachute should be less attractive than an ongoing employment opportunity with the firm;
o	the triggering mechanism should be beyond the control of management;
o	the amount should not exceed three times base salary plus guaranteed benefits; and
o

change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

•	Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale
o	If presented as a separate voting item, OFI will apply the same policy as above.
o

In cases where the golden parachute vote is incorporated into a company’s separate advisory vote on compensation (“management say on pay”), OFI will evaluate the “say on pay” proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

      8.19      Pension Plan Income Accounting

•	Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

      8.20      Supplemental Executive Retirement Plans (SERPs)

•

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreement to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what it offered under employee-wide plans.

•

Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

      8.21      Claw-back of Payments under Restatements

•	Vote on a CASE-BY-CASE basis on shareholder proposals requesting clawbacks or recoupment of bonuses or equity, considering factors such as:
o	the coverage of employees, whether it applies to all employees, senior executives or only employees committing fraud which resulted in the restatement;
o	the nature of the proposal where financial restatement is due to fraud;
o	whether or not the company has had material financial problems resulting in chronic restatements; and/or
o	the adoption of a robust and formal bonus/equity recoupment policy.
•	If a company’s bonus recoupment policy provides overly broad discretion to the board in recovering compensation, generally vote FOR the proposal.
•	If the proposal seeks bonus recoupment from senior executives or employees committing fraud, generally vote FOR the proposal.

      8.22      Tax Gross-Up Proposals

•

Generally vote FOR shareholder proposals calling for companies to adopt a policy of not providing tax gross-up payments, except in limited situations for broadly accepted business practices, such as reasonable relocation or expatriate tax equalization arrangements applicable to substantially all or a class of management employees of the company.

9.0	SOCIAL, POLITICAL AND ENVIRONMENTAL ISSUES

      In the case of social, political and environmental responsibility issues, OFI will generally ABSTAIN where there could be a detrimental impact on share value or where the perceived value if the proposal was adopted is unclear or unsubstantiated.

•	OFI will only vote “FOR” a proposal that would clearly:
o	have a discernable positive impact on short-term or long-term share value; or
o	have a presently indiscernible impact on short or long-term share value but promotes general long-term interests of the company and its shareholders, such as:
•

prudent business practices which support the long-term sustainability of natural resources within the company’s business lines, including reasonable disclosure on environmental policy issues that are particularly relevant to the company’s business;

•

reasonable and necessary measures to mitigate business operations from having disproportionately adverse impacts on the environment, absent which could potentially lead to onerous government sanctions, restrictions, or taxation regimes, major customer backlash, or other significant negative ramifications.

In the evaluation of social, political, and environmental proposals, the following factors may be considered:

•	what percentage of sales, assets and earnings will be affected;
•

the degree to which the company’s stated position on the issues could affect its reputation or sales, leave it vulnerable to boycott, selective purchasing, government sanctions, viable class action or shareholder derivative lawsuits;

•	whether the issues presented should be dealt with through government or company-specific action;
•	whether the company has already responded in some appropriate manner to the request embodied in the proposal;
•	whether the company’s analysis and voting recommendation to shareholders is persuasive;
•	what other companies have done in response to the issue;
•	whether the proposal itself is well framed and reasonable;
•	whether implementation of the proposal would achieve the objectives sought in the proposal;
•	whether the subject of the proposal is best left to the discretion of the board;
•	whether the requested information is available to shareholders either from the company or from a publicly available source; and
•	whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

OPPENHEIMER FUNDS INTERNATIONAL POLICY GUIDELINES

These international voting guidelines shall apply in non-US markets only as a supplement to the general OFI voting guidelines. In cases where the international guidelines and the primary guidelines conflict, the international guidelines shall take precedence for non-US market proposals. If the international guidelines do not cover the subject matter of a non-US market proposal, the primary guidelines should be followed.

1.0	OPERATIONAL ITEMS

      1.1.7    Financial Results/Director and Auditor Reports

•	Vote FOR approval of financial statements and director and auditor reports, unless:
o	there are material concerns about the financials presented or audit procedures used; or
o	the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

      1.1.8    Allocation of Income and Dividends

•	Vote FOR approval of allocation of income and distribution of dividends, unless:
o	the dividend payout ratio has been consistently below 30% without an adequate explanation; or
o	the payout ratio is excessive given the company’s financial position.

      1.1.9    Stock (Scrip) Dividend Alternative

•	Vote FOR reasonable stock (scrip) dividend proposals that allow for cash options.
•	Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

      1.1.10    Lower Disclosure Threshold for Stock Ownership

•	Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5% unless compelling reasons exist to implement a lower threshold.

  AUDITORS

      1.3        Appointment of Internal Statutory Auditors

•	Vote FOR the appointment and reelection of statutory auditors, unless:
o	there are serious concerns about the statutory reports presented or the audit procedures used;

o	questions exist concerning any of the statutory auditors being appointed; or
o	the auditors have previously served the company is an executive capacity or can otherwise be considered affiliated with the company.

      1.4        Remuneration of Auditors

•

Vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company or the scope of the services provided.

      1.5        Indemnification of Auditors

•	Vote AGAINST proposals to indemnify auditors.

2.0	THE BOARD OF DIRECTORS

      2.14      Discharge of Board and Management

•	Vote FOR discharge of the board and management, unless:
o	there are serious questions about actions of the board or management for the year in questions, including reservations from auditors; or
o	material legal or regulatory action is being taken against the company or the board by shareholders or regulators.

4.0	ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

      4.3        Poison Pills

•

Votes on poison pills or shareholder rights plans, are determined on a CASE-BY-CASE basis. A plan is supportable if its scope is limited to the following two purposes and it conforms to ‘new generation’ rights plan guidelines:

o	to give the board more time to find an alternative value enhancing transaction; and
o	to ensure the equal treatment of shareholders.
•	Vote AGAINST plans that go beyond this purpose by giving discretion to the board to either:
o	determine whether actions by shareholders constitute a change in control;
o	amend material provisions without shareholder approval;
o	interpret other provisions;
o	redeem the plan without a shareholder vote; or
o	prevent a bid from going to shareholders.
•	Vote AGAINST plans that have any of the following characteristics:
o	unacceptable key definitions;
o	flip-over provision;
o	permitted bid period greater than 60 days;
o	maximum triggering threshold set at less than 20% of outstanding shares;
o	does not permit partial bids;
o	bidder must frequently update holdings;
o	requirement for a shareholder meeting to approve a bid; or
o	requirement that the bidder provide evidence of financing.
•	In addition to the above, a plan must include:
o	an exemption for a “permitted lock up agreement”;
o	clear exemptions for money managers, pension funds, mutual funds, trustees and custodians who are not making a takeover bid; and
o	exclude reference to voting agreements among shareholders.

      4.8        Renew Partial Takeover Provision

•	Vote FOR proposals to renew partial takeover provision.

      4.9        Depositary Receipts and Priority Shares

•	Vote on a CASE-BY-CASE basis on the introduction of depositary receipts.
•	Vote AGAINST the introduction of priority shares.

      4.10      Issuance of Free Warrants

•	Vote AGAINST the issuance of free warrants.

      4.11       Defensive Use of Share Issuances

•	Vote AGAINST management requests to issue shares in the event of a takeover offer or exchange bid for the company’s shares.

5.0	MERGERS AND CORPORATE RESTRUCTURINGS

      5.16       Mandatory Takeover Bid Waivers

•	Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

      5.17       Related-Party Transactions

•

In evaluating resolutions that seek shareholder approval on related-party transactions (RPTs), vote on a CASE-BY-CASE basis, considering factors including, but not limited to, the parties, assets, and pricing of the transactions.

      5.18      Expansion of Business Activities

•

Vote favorable expansion of business lines WITH MANAGEMENT unless the proposed new business takes the company into endeavors that are not justified from a shareholder risk/reward perspective. If the risk/reward is unclear, vote on a CASE-BY-CASE basis.

7.0	CAPITAL STRUCTURE

      7.12      Pledge of Assets for Debt

•

OFI will consider these proposals on a CASE-BY-CASE basis. Generally, OFI will support increasing the debt-to-equity ratio to 100%. Any increase beyond 100% will require further assessment, with a comparison of the company to its industry peers or country of origin.

In certain foreign markets, such as France, Latin America and India, companies often propose to pledge assets for debt, or seek to issue bonds which increase debt-to-equity ratios up to 300%.

      7.13      Increase in Authorized Capital

•

Vote FOR nonspecific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding.

•	Vote FOR specific proposals to increase authorized capital to any amount, unless:
o	the specific purpose of the increase (such as a share-based acquisition or merger) does not meet OFI guidelines for the purpose being proposed; or
o	the increase would leave the company with less than 30% of its new authorization outstanding after adjusting for all proposed issuances.
•	Vote AGAINST proposals to adopt unlimited capital authorization.

      7.14      Share Issuance Requests

General issuance requests under both authorized and conditional capital systems allow companies to issue shares to raise funds for general financing purposes. Issuances can be carried out with or without preemptive rights. Corporate law in many countries recognizes preemptive rights and requires shareholder approval for the disapplication of such rights.

•	Vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital.
•	Vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital.

      7.15      Reduction of Capital

•	Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders. Examples of routine capital reduction proposals found overseas include:
o

reduction in the stated capital of the company’s common shares to effect a reduction in a company’s deficit and create a contributed surplus. If net assets are in danger of falling below the aggregate of a company’s liabilities and stated capital, some corporate law statutes prohibit the company from paying dividends on its shares.

o

Reduction in connection with a previous buyback authorization, as typically seen in Scandinavia, Japan, Spain, and some Latin American markets. In most instances, the amount of equity that may be cancelled is usually limited to 10% by national law.

•	Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis, considering individual merits of each request.

      7.16      Convertible Debt Issuance Requests

•

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets the above guidelines on equity issuance requests.

      7.17      Debt Issuance Requests (Non-convertible)

When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process. A gearing level up to 100% is considered acceptable.

•	Vote FOR debt issuances for companies when the gearing level is between zero and 100%.
•

Proposals involving the issuance of debt that result in the gearing level being greater than 100% are considered on a CASE-BY-CASE basis. Any proposed debt issuance is compared to industry and market standards.

      7.18      Reissuance of Shares Repurchased

•	Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the recent past.

      7.19      Capitalization of Reserves for Bonus Issues/Increase in Par Value

•	Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

      7.20      Control and Profit Agreements/Affiliation Agreements with Subsidiaries

•	Vote FOR management proposals to approve control and profit transfer agreements between a parent and its subsidiaries.

8.0	EXECUTIVE AND DIRECTOR COMPENSATION

8.21	Director Remuneration
•	Vote FOR proposals to award cash fees to non-executive directors, unless the amounts are excessive relative to other companies in the country or industry.
•	Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
•	Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.
•	Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

      8.22       Retirement Bonuses for Directors and Statutory Auditors

•

Vote AGAINST the payment of retirement bonuses to directors and statutory auditors when one or more of the individuals to whom the grants are being proposed has not served in an executive capacity for the company or where one or more of the individuals to whom the grants are being proposed has not served in their current role with the company for the last five consecutive years.

•	Vote AGAINST the payment of retirement bonuses to any directors or statutory auditors who have been designated by the company as independent.

Pacific Investment Management Company LLC

May 2010

Proxy Voting Policies and Procedures

These proxy voting policies and procedures (“Policies and Procedures”) are intended to foster PIMCO compliance with its fiduciary obligations and applicable law. These Policies and Procedures apply to any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority.1

PIMCO will vote proxies in accordance with these Policies and Procedures for each of its clients unless expressly directed by a client in writing to refrain from voting that client’s proxies. PIMCO’s authority to vote proxies on behalf of its clients results from its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client’s assets.

A. General Statements of Policy

These Policies and Procedures are designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. As a general matter, when PIMCO has proxy voting authority, PIMCO has a fiduciary obligation to monitor corporate events and to vote all client proxies that come to its attention. If it is consistent with PIMCO’s contractual obligations to the client, however, PIMCO may determine not to vote a proxy if it believes that: (1) the effect on the client’s economic interests or the value of the portfolio holding is insignificant in relation to the client’s account; (2) the cost of voting the proxy outweighs the possible benefit to the client, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio manager (“PM”) to effect trades in the related security; or (3) the Legal and Compliance Department has determined that it is consistent with PIMCO’s fiduciary obligations not to vote.

B. Conflicts of Interest

1. Identification of Material Conflicts of Interest

a) In General. PIMCO has a fiduciary obligation to vote all client proxies in good faith and in the best interests of the client. Conflicts of interest, however, may, or may appear to, interfere with PIMCO’s ability to vote proxies in accordance with this fiduciary standard. Actual or potential conflicts of interest when PIMCO votes client proxies could arise in many ways, such as (i) if PIMCO has a material business relationship with the issuer to which the proxy relates; (ii) if a PM responsible for voting proxies has a material personal or business relationship with the issuer; (iii) if PIMCO clients have divergent interests in the proxy vote; and (iv) if the PM voting a proxy becomes aware of a material business relationship between the issuer and a PIMCO affiliate before voting.

PIMCO seeks to prevent conflicts of interest from interfering with its voting of client proxies by identifying such conflicts and resolving them as described in these Policies and Procedures.

b) Equity Securities.2 PIMCO has retained an Industry Service Provider (“ISP”) to provide recommendations on how to vote proxies with respect to Equity Securities. PIMCO will follow the recommendations of the ISP unless (i) the ISP is unable to vote a proxy (such as if the ISP has a disabling conflict of interest), or (ii) a PM decides to override the ISP’s voting recommendation. In either such case as described below, the Legal and Compliance Department will review the proxy to determine whether a material conflict of interest, or the appearance of one, exists. Each PM has a duty to disclose to the Legal and Compliance Department, any potential actual or apparent material conflict of interest known to the PM relating to a proxy vote in relation to an equity security (whether the proxy will be voted by the ISP or PIMCO). If no material actual or apparent conflict of interest is identified by, or disclosed to, the Legal and Compliance Department, the proxy may be voted by the responsible PM in good faith and in the best interests of the client.

1 Voting or consent rights shall not include matters which are primarily decisions to buy or sell investments, such as tender offers, exchange offers, conversions, put options, redemptions, and dutch auctions.

2 The term “equity securities” means common and preferred stock; it does not include debt securities convertible into equity securities.

Proxy Voting Policy & Procedures

If an actual or apparent material conflict of interest is identified by, or disclosed to, the Legal and Compliance Department, it will be resolved either by applying: (i) the policies and procedures set forth herein; (ii) a protocol previously established by a conflicts committee (“Conflicts Committee”); (iii) a direct decision of the Conflicts Committee; or (iv) such other procedure(s) approved by the Legal and Compliance Department. See Section B.2 below.

c) All Other Securities. Client proxies for all other securities (including fixed income securities) are reviewed by the Legal and Compliance Department to determine whether a material conflict of interest, or the appearance of one, exists. Each PM has a duty to disclose to the Legal and Compliance Department any potential, actual or apparent material conflict of interest known to the PM relating to a proxy vote in relation to a fixed income security.

If no actual or apparent material conflict of interest is identified by, or disclosed to, the Legal and Compliance Department, the proxy may be voted by the responsible PM in good faith and in the best interests of the client. In certain cases, a proxy relating to a bank loan may contain material non-public information, in which case, pursuant to PIMCO’s policies and procedures regarding the use of such information, the proxy may be voted by someone other than the applicable PM.

If an actual or apparent material conflict is identified by, or disclosed to, the Legal and Compliance Department, it will be resolved either by applying: (i) the policies and procedures set forth herein; (ii) a protocol previously established by the Conflicts Committee; (iii) a direct decision of the Conflicts Committee; or (iv) such other procedure(s) approved by the Legal and Compliance Department. See Section B.2 below.

2. Resolution of Identified Conflicts of Interest

a) Equity Securities Voted by ISP. The ISP, an independent research and voting service, makes voting recommendations for proxies relating to equity securities in accordance with ISP’s guidelines which have been adopted by PIMCO (“RM Guidelines”). PIMCO has determined to follow the RM Guidelines. By following the guidelines of an independent third party, PIMCO intends to eliminate any conflict of interest PIMCO may have with respect to proxies covered by the ISP.

b) All Securities Not Covered by the ISP. The following applies to (i) votes and consents with respect to fixed income securities, (ii) proxies received in relation to equity securities for which the ISP is unable to provide recommendations on how to vote, and (iii) proxies for which, as described below, a PM determines to override the ISP’s voting recommendation.

In each case, such proxies will be reviewed by the Legal and Compliance Department and if a material conflict of interest (or the appearance of one) is identified by, or disclosed to, the Legal and Compliance Department, such conflict will be resolved either by: (i) applying the policies and procedures set forth herein; (ii) applying a protocol previously established by the Conflicts Committee; (iii) if no such protocol covers the conflict at hand, elevation to the Conflicts Committee for direct resolution by it; or (iv) applying such other procedure(s) approved by the Legal and Compliance Department. The Legal and Compliance

Department will record the manner in which each such conflict is resolved (including, in the case of direct resolution by the Conflicts Committee, the procedure applied by the Conflicts Committee).

1) Conflicting Client Interests. Where the conflict at issue has arisen because PIMCO clients have divergent interests, the applicable PM or another PM may vote the proxy as follows:

• If the conflict exists between the accounts of one or more PMs on the one hand, and accounts of one or more different PMs on the other, each PM (if the conflict does not also exist among the PM’s accounts) will vote on behalf of his or her accounts in such accounts’ best interests.

• If the conflict exists among the accounts of a PM, such PM shall notify the Legal and Compliance Department and the head of the PM’s desk (or such PM’s manager, if different). The desk head or manager of such PM will then designate another PM without a conflict to vote on behalf of those accounts.

2) Direct Resolution by the Conflicts Committee. When a conflict is brought to the Conflicts Committee for direct resolution, the Conflicts Committee will seek to mitigate the actual or apparent conflict in the best interest of clients by, for example:

• permitting the applicable PM to vote after receiving the consent of the client after providing notice and disclosure of the conflict to that client; or

• voting the proxy in accordance with the recommendation of, or delegating the vote to, an independent third-party service provider; or

• having the client direct the vote (and, if deemed appropriate by the Conflicts Committee, suggesting that the client engage another party to assist the client in determining how the proxy should be voted).

In considering the manner in which to mitigate a material conflict of interest, the Conflicts Committee may consider various factors, including:

• The extent and nature of the actual or apparent conflict of interest;

• If the client is a fund, whether it has an independent body (such as a board of directors) that is willing to give direction to PIMCO;

• The nature of the relationship of the issuer with PIMCO (if any);

• Whether there has been any attempt to directly or indirectly influence PIMCO’s voting decision; and

• Whether the direction of the proposed vote would appear to benefit PIMCO, a related party or another PIMCO client.

3) The Conflicts Committee Protocol. To permit the more efficient resolution of conflicts of interest, the Conflicts Committee may establish a protocol (the “Conflicts Committee Protocol”) that directs the methods of resolution for specific types of conflicts, provided that such methods comply with Section B.2. Once a protocol has been established for a certain type of conflict, unless otherwise approved in writing by the Legal and Compliance Department, all conflicts of that type will be resolved pursuant to the protocol, subject to the Conflict Committee’s ability to rescind or amend such protocol.

c) Investments by Clients in Affiliated Funds. Conflicts of interest with respect to the voting of proxies may also arise when PIMCO-managed separate accounts, funds or other collective investment vehicles are shareholders of PIMCO-affiliated funds that are the subject of proxies. PIMCO will vote client proxies relating to a PIMCO-affiliated fund in accordance with the offering or other disclosure documents for the PIMCO-managed separate account, fund or other investment vehicle holding shares of the PIMCO-affiliated fund.

Where such documents are silent on the issue, PIMCO will vote client proxies relating to a PIMCO-affiliated fund by “echoing” or “mirroring” the vote of the other shareholders in the underlying funds or by applying the conflicts resolution procedures set forth in Section B.2.

d) Information Barriers. To reduce the occurrence of actual or apparent conflicts of interest, PIMCO and PIMCO’s agents are prohibited from disclosing information regarding PIMCO’s voting intentions to any affiliate other than PIMCO-named affiliates.

C. Proxy Voting Process

PIMCO’s process for voting proxies with respect to equity and other securities is described below.

1. Proxy Voting Process: Equity Securities

a) The Role of the ISP.

PIMCO has selected the ISP to assist it in researching and voting proxies. The ISP researches the financial implications of proxy proposals and assists institutional investors with casting votes in a manner intended to protect and enhance shareholder returns, consistent with the particular guidelines of the institutional investor. PIMCO utilizes the research and analytical services, operational implementation and recordkeeping and reporting services provided by the ISP with respect to proxies relating to equity securities.

The ISP will provide a recommendation to PIMCO as to how to vote on each proposal based on its research of the individual facts and circumstances of each proposal and its application to the RM Guidelines. Except for newly established accounts that have not yet migrated to the ISP’s systems, the ISP will cast votes as PIMCO’s agent on behalf of clients in accordance with its recommendations unless instructed otherwise by PIMCO.

PIMCO permits the ISP to vote in accordance with its recommendation, subject to any override of such recommendation by the PM. For accounts not yet migrated to the ISP’s system, PIMCO Operations will manually cast votes in accordance with the ISP’s recommendations, subject to any override of such recommendations by the PM.

b) Overrides of ISP’s Recommendations.

1) Portfolio Manager Review. Each PM is responsible for reviewing proxies relating to equity securities and determining whether to accept or reject the recommendation of the ISP, in accordance with the best interests of the client. If a PM determines that overriding the recommendation of the ISP would be in the best interests of the client based on all the facts and circumstances, the PM, with the assistance of the Operations Group, as appropriate, must prepare or arrange for the preparation of a report (the “Override Report”) containing the information set forth below and any other information the PM and the Legal and Compliance Department deem relevant:

☐ Name and ticker symbol of issuer;

☐ Percentage of the outstanding shares of the issuer held;

☐ The name(s) of the fund(s) or account(s) holding the securities;

☐ A summary of the proposal;

☐ The date of the shareholder meeting and the response deadline;

☐ Whether the proposal is being made by management or a shareholder;

☐ Management’s recommendation with respect to the proposal;

☐ The ISP recommendation with respect to the proposal;

☐ The reasoning behind the PM’s decision to recommend the override;

☐ Whether the PM is aware of any actual or apparent conflict of interest with respect to the issuer or proponent of the proposal (see Section B above). The PM should explain any such actual or apparent conflicts; and

☐ Whether the PM has been contacted by an outside party regarding the vote.

2) Compliance Review. The Legal and Compliance Department will review the Override Report to determine whether an actual or apparent conflict of interest exists with respect to the vote. If the Legal and Compliance Department determines that no such conflict of interest exists, the PM’s recommendation will be implemented. If the Legal and Compliance Department determines that such a conflict of interest exists, the conflict will be resolved in accordance with the policies described above in Section B.2 of these Policies and Procedures. In no event will PIMCO abstain from a vote solely to avoid a conflict of interest.

3) Override. If the result of this process is a decision to vote differently than proposed by the ISP, the PM, with the assistance of the Operations Group will inform the ISP of the voting decision for implementation by the ISP.

c) When the ISP Does Not Provide a Recommendation.

In certain circumstances, the ISP, as a result of technical or other difficulties, may be unable to provide a recommendation with respect to a client proxy. Where the ISP is unable to provide a recommendation for an equity security proxy, PIMCO shall vote such proxy in accordance with Section C.2.

2. Proxy Voting Process: All Other Securities (including equity securities not voted by the ISP)

The ISP covers the majority of equity securities. In certain circumstances, such as when an equity security issuer does not have a contractual relationship with the ISP, an equity proxy will not be covered by the ISP. Equity proxies not covered by the ISP and proxies in respect of securities other than equity securities (collectively “OS Proxies”) may be received by PIMCO Operations, the PM or by State Street Investment Management Solutions (“IMS West”). Upon receipt of any proxy voting ballots, all OS Proxies should be forwarded to PIMCO Operations, which coordinates with the Legal and Compliance Department, and the PM(s) as appropriate, to vote such OS Proxies manually in accordance with the procedures set forth below.

a) Identify and Seek to Resolve any Material Conflicts of Interest. As described in Section B.1, PIMCO’s Legal and Compliance Department will review each OS Proxy to determine whether PIMCO may have an actual or apparent material conflict of interest in voting. If no such conflict is identified, the Legal and Compliance Department will forward each OS Proxy to PIMCO’s Middle Office Group, which will coordinate consideration of such proxy by the appropriate PM(s). However, if such a conflict is identified, the Legal and Compliance Department will, in accordance with Section B.2 above, resolve such conflict pursuant to a Conflicts Committee Protocol or, if no such protocol is applicable to the conflict at issue, elevate such conflict to the Conflicts Committee for direct resolution.

b) Vote. (i) Where no material conflict of interest was identified, the PM will review the proxy information, vote the OS Proxy in accordance with these policies and procedures and return the voted OS Proxy to PIMCO Operations; (ii) Where a material conflict of interest was identified, the OS Proxy will be voted in accordance with the conflict resolution procedures in Section B.2 and the voted OS Proxy will be returned to PIMCO Operations.

c) Review. PIMCO Operations will review for proper completion each OS Proxy that was submitted to it. PIMCO Operations will forward the voted OS Proxy to the ballot collection agency with the decision as to how it should be voted.

d) Transmittal to Third Parties. PIMCO Operations will document the decision for each OS Proxy received in a format designated by the ballot collection agency or other third party service provider. PIMCO Operations will maintain a log of all OS Proxy voting, which indicates, among other things, the date the notice was received and verified, PIMCO’s response, the date and time the custodian bank or other third party service provider was notified, the expiration date and any action taken.

e) Recordkeeping. PIMCO Operations will forward the ballot and log to IMS West which will be incorporated into the Corporate Action Event Report (CAER).

3. Abstentions

If it is consistent with PIMCO’s contractual obligations to the client, PIMCO may determine not to vote a proxy if it believes that: (1) the effect on the client’s economic interests or the value of the portfolio holding is insignificant in relation to the client’s account; (2) the cost of voting the proxy outweighs the possible benefit to the client, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the PM’s ability to effect trades in the related security; or (3) the Legal and Compliance Department has determined that it is consistent with PIMCO’s fiduciary obligations not to vote.

4. Proxies Relating to Securities on Loan

Where a security is on loan, PIMCO may, but is not required to, request that the loaned securities be recalled and that the security be blocked from lending prior to the meeting record date in order to vote the proxy. In determining whether to recall a loaned security, the relevant PM(s) shall consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the security on loan.

The recall decision should be made in the best interests of the client based on a consideration of various factors, which may include the following: (1) whether the matter to be voted on may significantly affect the value of the security; (2) the relative cost and/or administrative inconvenience of recalling the security; (3) the significance of the holding; and (4) whether the security is considered a long-term holding.

D. U.S. Reporting and Disclosure Requirements and the Availability of Proxy Voting Records

Except to the extent required by applicable law (including with respect to the filing of any Form N-PX) or otherwise approved by PIMCO, PIMCO will not disclose to third parties how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients (e.g., trustees or consultants retained by the client), how PIMCO voted such client’s proxy. In addition, PIMCO provides its clients with a copy of these Policies and Procedures or a concise summary of these Policies and Procedures: (i) in Part II of Form ADV; (ii) together with a periodic account statement in a separate mailing; or (iii) any other means as determined by PIMCO. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how PIMCO voted that client’s proxies is available upon request.

For each investment company that PIMCO sponsors and manages, PIMCO will ensure that the proxy voting record for the twelve-month period ending June 30 for each registered investment company is properly reported on Form N-PX which is filed with the SEC no later than August 31 of each year. PIMCO will also ensure that each such fund states in its Statement of Additional Information (“SAI”) and its annual and semiannual report to shareholders that information concerning how the fund voted proxies relating to its portfolio securities for the most recent twelve-month period ending June 30, is available through the fund’s website and on the SEC’s website, as required by Form N-1A. PIMCO’s Fund Administration Group is responsible for ensuring that this information is posted on each fund’s website in accordance with the foregoing disclosure. PIMCO will ensure that proper disclosure is made in each fund’s SAI describing the policies and procedures used to determine how to vote proxies relating to such fund’s portfolio securities, also as required by Form N-1A.

E. PIMCO Record Keeping

PIMCO or its agent (e.g., IMS West or the ISP) maintains proxy voting records as required by applicable rules. The records maintained by PIMCO include: (1) a copy of all proxy voting policies and procedures; (2) a copy of any document created by PIMCO that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; (3) a copy of each written client request for proxy voting records and any written response from PIMCO to any (written or oral) client request for such records; and (4) any documentation related to an identified material conflict of interest. Additionally, PIMCO or its agent (if the agent has undertaken to provide a copy to PIMCO upon request) maintains: (1) proxy statements (or other disclosures accompanying requests for client consent) received regarding client securities (which may be satisfied in the U.S. by relying on obtaining a copy of a proxy statement from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); and (2) a record of each vote cast by PIMCO on behalf of a client.

Proxy voting books and records are maintained by PIMCO or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of PIMCO or its agent.

F. Review and Oversight

PIMCO’s Legal and Compliance Department will provide for the supervision and periodic review, no less than on an annual basis, of PIMCO’s proxy voting activities and the implementation of these Policies and Procedures.

Such review process will include a review of PM overrides of the ISP’s voting recommendations.

Effective Date: August 2003

Revised Dates: May 2007

May 2010

Appendix

The Industry Service Provider for Equity Securities proxy voting is RiskMetrics Group, Inc., One Chase Manhattan Plaza, 44th Floor, New York, NY 10005.

Schroder Investment Management North America Inc.

Investment and Corporate Governance: Schroders’ Policy

This document outlines the approach taken by Schroder Investment Management Limited and other asset management entities within the Schroders Group to corporate governance, ownership, engagement and the responsible use of voting rights. This document may be part of a wider policy accommodating additional statements, where necessary, for regulatory purposes or for the benefit of clients in different locations.

Schroders expects the companies, in whose securities we invest funds on behalf of clients, to achieve returns justifying a company’s use of the capital invested. It follows that the boards of companies in which our clients’ funds are invested must consider and review the strategy, the operating performance, the quality of leadership and management and the internal controls of the companies they direct, in order to produce the returns required by our clients.

We concentrate on each company’s ability to create sustainable value and may question or challenge companies about governance issues that we perceive may affect the value of those companies. Engagement and proxy voting are therefore an integral part of our investment process.

September 2010

Corporate Governance:

The Role and Objectives of Schroders as an Investment Manager

Schroders as an Investor

The asset management operations within the Schroders group invest in equity securities in order to earn returns for clients over the long term. The sale of shares of a successful company by Schroders is not necessarily a reflection of our view of the quality of the management of a company but may be because of our belief that other companies will offer greater share price growth relative to their current valuation. The purchase and sale of shares will also be affected by the flow of client funds under our control and asset allocation decisions.

Schroders as an Owner

Share interests carry ownership rights. Exercising those rights is an integral part of our investment process.

The overriding principle is that our objective for the exercise of shareholder rights and responsibilities, including all engagement, activism, voting and corporate responsibility activity is to enhance returns for clients.

In seeking to maximize value for clients, we must act in the best interests of clients and consistent with client mandates. Thus, we will consider and seek to enhance the long term value of equity holdings. In determining long term value, we must consider the risk attaching to investments compared with an opportunity to sell a holding, particularly in the event of a takeover.

Companies should act in the best interests of their owners, the shareholders. We encourage companies to have due regard for other stakeholders – no company can function, for example, without a good workforce, without providing quality services or goods to customers, without treating suppliers with respect and without maintaining credibility with lenders. However, it is the interests of the owners of the business which should be paramount.

We accept that no one model of governance can apply to all companies and we will consider the circumstances of each company. It is in the best interests of clients for us to be pragmatic in the way we exercise ownership rights. This is particularly the case with smaller companies.

Engagement

Engagement with companies is part of our investment process1. In all engagement and intervention, our purpose is to seek additional understanding or, where necessary, seek change that will protect and/or enhance the value of the investments for which we are responsible. Engagement has the added advantage of enhancing communication and understanding between companies and investors. It is our intention to meet appropriate standards on engagement.

Systematic Financial Management, L.P.

PROXY VOTING DISCLOSURE

Clients may delegate proxy-voting authority over their account to Systematic. The client, through written notice, may make such delegation to the account custodian or brokerage firm. In the event a client delegates proxy voting authority to Systematic, it remains the client’s obligation to direct their account custodian or brokerage firm to forward applicable proxy materials to Systematic’s agent of record so their account shares can be voted. Systematic will not vote shares unless its agent receives proxy materials on a timely basis from the custodian or brokerage firm. Systematic clients may revoke Systematic’s voting authority by providing written notice to Systematic. However clients who participate in securities lending programs may revoke their participation in such programs without notice to Systematic.

Systematic has retained an independent proxy-voting agent (agent), and Systematic generally follows the agent’s proxy voting guidelines when voting proxies. The adoption of the agent’s proxy voting policies provides pre-determined policies for voting proxies, and is thus designed to remove conflicts of interest that could affect the outcome of a vote if Systematic made the voting determination independently. One intent of the policy is to remove any discretion that Systematic may have in cases where Systematic has a conflict of interest or the appearance of a conflict of interest. There may be a situation where the agent itself may have a material conflict with an issuer of a proxy. In those situations, the agent will fully or partially abstain from voting, and Systematic’s Proxy Voting Committee will provide the actual voting recommendation after a review of the vote(s) involved. Systematic’s Chief Compliance Officer must approve any decision made on such vote prior to the vote being cast. Systematic’s Proxy Voting Committee convenes as necessary. Issues reviewed by the Committee may include the consideration of any vote involving a potential conflict of interest, the documentation of the resolution of any conflict of interest, or to review its voting policies and procedures.

Systematic maintains four sets of proxy voting guidelines: one based on AFL-CIO polices for Taft-Hartley Plan Sponsors, another for clients with Socially Responsible Investing guidelines, another for Public Plans and the fourth being a General Policy for all other clients, covering U.S. and global proxies. Institutional clients may select which set of proxy guidelines they wish be used to vote their account’s proxies. In instances where the client does not select a voting policy, Systematic would typically apply the General Proxy Voting Policy when voting on behalf of the client. Systematic may process certain proxies without voting them, such as by making a decision to abstain from voting or take no action on such proxies (or on certain proposals within such proxies). Examples include, without limitation: proxies issued by companies that the firm has decided to sell, proxies issued for securities that the firm did not select for a client portfolio (such as securities selected by the client or a previous adviser, unsupervised securities held in a client’s account, money market securities or other securities selected by clients or their representatives other than Systematic), or proxies issued by foreign companies that impose burdensome or unreasonable voting, power of attorney or holding requirements such as with share blocking as further noted below.

Systematic also seeks to ensure that, to the extent reasonably feasible, proxies for which it receives ballots in good order and receives timely notice will be voted or otherwise processed (such as through a decision to abstain or take no action). Systematic may be unable to vote or otherwise process proxy ballots that are not received in a timely manner due to limitations of the proxy voting system, custodial limitations or other factors beyond the firm’s control. Such ballots may include, without limitation, ballots for securities out on loan under securities lending programs initiated by the client or its custodian, ballots not forwarded in a timely manner by a custodian, or ballots that were not received by Systematic from its proxy voting vendor on a timely basis.

Share Blocking

In general, unless otherwise directed by the client, Systematic will make reasonable efforts to vote client proxies in accordance with the proxy voting recommendations of the Firm’s proxy voting service provider. Systematic will generally decline to vote proxies if to do so would cause a restriction to be placed on Systematic’s ability to trade securities held in client accounts in “share blocking” countries. Accordingly, Systematic may abstain from votes in a share blocking country in favor of preserving its ability to trade any particular security at any time.

Systematic maintains written Proxy Voting Policies and Procedures as required by Rule 206(4)-6 under the Investment Advisers Act. These policies and procedures, in addition to how Systematic voted proxies for securities held in your account(s), are available upon request.

Third Avenue Management LLC

SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

This summary describes Third Avenue Management LLC’s (“Third Avenue”) policy and procedures for voting securities held in its investment advisory accounts. If you wish to receive a copy of the full policy and procedures or information on how proxies were voted in your account, please contact your account representative.

In general, Third Avenue is responsible for voting securities held in its investment advisory accounts. However, in certain cases, in accordance with the agreement governing the account, the client may expressly retain the authority to vote proxies or delegate voting authority to a third party. In such cases, the policy and procedures below would not apply and TAM would advise the client to instruct its custodian where to forward solicitation materials.

POLICY GUIDELINES

Third Avenue has developed detailed policy guidelines on voting commonly presented proxy issues, which are subject to ongoing review. The guidelines are subject to exceptions on a case-by-case basis, as discussed below. On issues not specifically addressed by the guidelines, Third Avenue would analyze how the proposal may affect the value of the securities held by the affected clients and vote in accordance with what it believes to be the best interests of such clients.

Abstention From Voting

Third Avenue will normally abstain from voting when it believes the cost of voting will exceed the expected benefit to investment advisory clients. The most common circumstances where that may be the case involve foreign proxies and securities out on loan. In addition, Third Avenue may be restricted from voting proxies of a given issuer during certain periods if it has made certain regulatory filings with respect to that issuer.

PROCEDURES

Third Avenue’s Legal Department oversees the administration of proxy voting. Under its supervision, the Accounting Department is responsible for processing proxies on securities held in mutual funds for which Third Avenue serves as adviser or sub-adviser1 and the Operations Department is responsible for processing proxies on securities held in all other investment advisory accounts for which Third Avenue has voting responsibility1.

Sole Voting Responsibility

The Operations and Accounting Departments forward proxy and other solicitation materials received to the General Counsel or his designee who shall present the proxies to Third Avenue’s Proxy Voting Committee. The Proxy Voting Committee, consisting of senior portfolio managers and research analysts designated by Third Avenue’s President, determines how the proxies shall be voted applying Third Avenue’s policy guidelines. In most instances, the Committee shall delegate the responsibility for making each voting determination to an appropriate member of the Committee who has primary responsibility for the security in question. Third Avenue’s General Counsel or his designee shall participate in all decisions to present issues for a vote, field any conflict issues, document deviations from policy guidelines and document all routine voting decisions. The Proxy Voting Committee may seek the input of Third Avenue’s Co-Chief Investment Officers or other portfolio managers or research analysts who may have particular familiarity with the matter to be voted. Any exception to policy guidelines shall be fully documented in writing. Third Avenue’s General Counsel instructs the Operations and Accounting Departments to vote the proxies in accordance with determinations reached under the process described above. The Operations and Accounting Departments vote the proxies by an appropriate method in accordance with instructions received.

Shared Voting Responsibility

Third Avenue may share voting responsibility with a client who has retained the right to veto Third Avenue’s voting decisions. Under such circumstances, the Operations Department would provide a copy of the proxy material to the client reserving this right, along with TAM’s determination of how it plans vote the proxy, unless instructed otherwise by the client prior to the relevant deadline.

Conflicts of Interest

Should any portfolio manager, research analyst, member of senior management or anyone else at Third Avenue who may have direct or indirect influence on proxy voting decisions become aware of a potential or actual conflict of interest in voting a proxy or the appearance of a conflict of interest, that person shall bring the issue to Third Avenue’s General Counsel. Third Avenue’s General Counsel shall analyze each potential or actual conflict presented to determine materiality and shall document each situation and its resolution. When presented with an actual or potential conflict in voting a proxy, Third Avenue’s General Counsel shall address the matter using an appropriate method to assure that the proxy vote is free from any improper influence, by (1) determining that there is no conflict or that it is immaterial, (2) ensuring that Third Avenue votes in accordance with a predetermined policy, (3) following the published voting policy of Institutional Shareholder Services, (4) engaging an independent third party professional to vote the proxy or advise Third Avenue how to vote or (5) presenting the conflict to one or more of the clients involved and obtaining direction on how to vote.

Recordkeeping

Third Avenue shall maintain required records relating to votes cast, client requests for information and Third Avenue’s proxy voting policies and procedures in accordance with applicable law.

1 Advisers of certain mutual funds sub-advised by Third Avenue have retained their own authority to vote proxies.

Thompson, Siegel & Walmsley LLC

PROXY VOTING POLICY

Thompson, Siegel & Walmsley LLC (TS&W) acknowledges it has a fiduciary obligation to its clients that requires it to monitor corporate events and vote client proxies. TS&W has adopted and implemented written policies and procedures reasonably designed to ensure that proxies for domestic and foreign stock holdings are voted in the best interest of our clients on a best efforts basis. TS&W recognizes that it (i) has a fiduciary responsibility under the Employee Retirement Income Securities Act (ERISA) to vote proxies prudently and solely in the best interest of plan participants and beneficiaries (ii) will vote stock proxies in the best interest of the client (non-ERISA) when directed (together, our “clients”). TS&W has developed its policy to be consistent with, wherever possible, enhancing long-term shareholder value and leading corporate governance practices. TS&W has retained the services of Institutional Shareholder Services (ISS). ISS is a Registered Investment Adviser under the Investment Advisers Act of 1940. As a leading provider of proxy voting and corporate governance services with 20+ years of experience, ISS serves more than 1,700 institutions. ISS’s core business is to analyze proxies and issue informed research and objective vote recommendations for more than 38,000 companies across 115 markets worldwide. ISS provides TS&W proxy proposal research and voting recommendations and votes accounts on TS&W’s behalf under the guidance of ISS’s standard voting guidelines which include:

• Operational Issues

• Corporate Responsibility

• Board of Directors

• Consumer Issues and Public Safety

• Proxy Contests

• Environment and Energy

• Anti-takeover Defenses and Voting Related Issues

• General Corporate Issues

• Mergers and Corporate Restructurings

• Labor Standards and Human Rights

• State of Incorporation

• Military Business

• Capital Structure

• Workplace Diversity

• Executive & Director Compensation

• Mutual Fund Proxies

• Equity Compensation Plans

• Specific Treatment of Certain Award Types in Equity Plan Evaluations

• Other Compensation Proposals & Policies

• Shareholder Proposals on Compensation

TS&W’s proxy coordinator is responsible for monitoring ISS’s voting procedures on an ongoing basis. TS&W’s general policy regarding the voting of proxies is as follows:

Proxy Voting Guidelines:

Routine and/or non-controversial, general corporate governance issues are normally voted with management; this would include the Approval of Independent Auditors.

Occasionally, ISS may vote against management’s proposal on a particular issue; such issues would generally be those deemed likely to reduce shareholder control over management, entrench management at the expense of shareholders, or in some way diminish shareholders’ present or future value. From time to time TS&W will receive and act upon the client’s specific instructions regarding proxy proposals. TS&W reserves the right to vote against any proposals motivated by political, ethical or social concerns. TS&W and ISS will examine each issue solely from an economic perspective.

A complete summary of ISS’s voting guidelines, domestic & foreign, are available at:

http://www.issgovernance.com/policy/2012/policy_information

Conflicts of Interest:

Occasions may arise during the voting process in which the best interests of the clients conflicts with TS&W’s interests. Conflicts of interest generally include (i) business relationships where TS&W has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies (ii) personal or family relationships whereby an employee of TS&W has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company. A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative. If TS&W determines that a material conflict of interest exists, TS&W will instruct ISS to vote using ISS’s standard policy guidelines which are derived independently from TS&W.

Proxy Voting Process:

Upon timely receipt of proxy materials, ISS will automatically release vote instructions on client’s behalf as soon as custom research is completed. TS&W retains authority to override the votes (before cut-off date) if they disagree with the vote recommendation.

The Proxy Coordinator will monitor the voting process at ISS via Proxy Exchange website (ISS’s online voting and research platform). Records of which accounts are voted, how accounts are voted, and how many shares are voted are kept electronically with ISS.

For proxies not received at ISS, TS&W and ISS will make a best efforts attempt to receive ballots from the clients’ custodian.

TS&W will be responsible for account maintenance – opening and closing of accounts, transmission of holdings and account environment monitoring.

Associate Portfolio Manager (proxy oversight representative) will keep abreast of any critical or exceptional events or events qualifying as a conflict of interest via ISS Proxy Exchange website and email. TS&W has the ability to override vote instructions, and the Associate Portfolio Manager will consult with TS&W’s Investment Policy Committee or product managers in these types of situations.

All proxies are voted solely in the best interest of clients.

Proactive communication takes place via regular meetings with ISS’s Client Relations Team.

Practical Limitations Relating to Proxy Voting:

While TS&W uses its best efforts to vote proxies, in certain circumstances it may be impractical or impossible for TS&W to do so. Identifiable circumstances include:

Limited Value. TS&W may abstain from voting in those circumstances where it has concluded to do so would have no identifiable economic benefit to the client-shareholder.

Unjustifiable Cost. TS&W may abstain from voting when the costs of or disadvantages resulting from voting, in TS&W’s judgment, outweigh the economic benefits of voting.

Securities Lending. Certain of TS&W’s clients engage in securities lending programs under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities are on loan at the record date, the client lending the security cannot vote that proxy. Because TS&W generally is not aware of when a security may be on loan, it does not have an opportunity to recall the security prior to the record date. Therefore, in most cases, those shares will not be voted and TS&W may not be able fully to reconcile the securities held at record date with the securities actually voted.

Failure to Receive Proxy Statements. TS&W may not be able to vote proxies in connection with certain holdings, most frequently for foreign securities, if it does not receive the account’s proxy statement in time to vote the proxy.

Proxy Voting Records & Reports:

The proxy information is maintained by ISS on TS&W’s behalf and includes the following: (i) name of the issuer, (ii) the exchange ticker symbol, (iii) the CUSIP number, (iv) the shareholder meeting date, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how the proxy was voted (for, against, abstained), (viii) whether the proxy was voted for or against management, and (ix) documentation materials to make the decision. TS&W’s Proxy Coordinator coordinates retrieval and report production as required or requested.

Clients will be notified annually of their ability to request a copy of our proxy policies and procedures. A copy of how TS&W voted on securities held is available free of charge upon request from our clients or by calling us toll free at (800) 697-1056.

Thornburg Investment Management, Inc.

THORNBURG INVESTMENT MANAGEMENT, INC.

THORNBURG INVESTMENT TRUST

Proxy Voting Policy

March 2011

Policy Objectives

This Policy has been adopted by Thornburg Investment Management, Inc. (“TIM”) and Thornburg Investment Trust (the “Trust”) to facilitate the voting of proxies relating to portfolio securities in what it perceives to be the best interests of persons for whom TIM performs investment management services and is authorized and required to vote or consider voting proxies.

The Trust has delegated to TIM the authority to vote proxies relating to its portfolio securities in accordance with this Policy.

This Policy is intended by TIM to constitute “written policies and procedures” as described in Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). This Policy is intended by the Trust to constitute proxy voting policies and procedures referred to in Item 13 of Form N-1A adopted under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

Please see the Glossary of Terms for definitions of terms used in this Policy.

Voting Objectives

This Policy defines procedures for voting securities in each Account managed by TIM, for the benefit of and in the best interest of the Investment Client. The objective of voting a security in each case under this Policy is to seek to enhance the value of the security, or to reduce potential for a decline in the security’s value. This Policy does not prescribe voting requirements or specific voting considerations.

Instead, this Policy provides procedures for assembling voting information and applying the informed expertise and judgment of TIM’s personnel on a timely basis in pursuit of the above stated voting objectives.

A further element of this Policy is that while voting on all issues presented should be considered, voting on all issues is not required by this Policy unless specifically directed or required by an Investment Client. Some issues presented for a vote of security holders may not be relevant to this Policy’s voting objectives, or it may not be reasonably possible to ascertain what effect, if any, a vote on a given issue may have on the value of an investment. Accordingly, unless an Investment Client and TIM have agreed that TIM shall vote a specific security or all securities in an Account, TIM may abstain from voting or decline to vote in those cases where there appears to be no relationship between the issue and the enhancement or preservation of an investment’s value, when TIM believes the costs of voting exceed the likely benefit to the Investment Client, or when TIM believes other factors indicate that the objectives of the Policy are less likely to be realized by voting a security. It is also important to the pursuit of the Policy’s voting objectives that TIM be able to substitute its judgment in any specific situation for a presumption in this Policy where strict adherence to the presumption could reasonably be expected by TIM, based upon the information then available (including but not limited to media and expert commentary and outside professional advice and recommendations sought by TIM on the issue), to be inconsistent with the objectives of this Policy. Accordingly, TIM understands that it may substitute its judgment in a specific voting situation described Thornburg Investment Management, Inc. in the preceding sentence, except where explicitly prohibited by agreement with the Investment Client or this Policy.

TIM is not responsible for voting proxies relating to proxy materials that are not forwarded on a timely basis, nor does TIM control the setting of record dates, shareholder meeting dates, or the timing of distribution of proxy materials and ballots relating to shareholder votes. In addition, administrative matters beyond TIM’s control may at times prevent TIM from voting proxies in certain non-US markets (see “Voting Restrictions in Certain Non-US Markets,” below).

ERISA Accounts

Portfolio managers should recognize, in considering proxy votes for ERISA Accounts:

(a) Plan trustees are ordinarily responsible for voting securities held by a plan, unless the plan documents direct TIM or another person to vote the proxies;

(b) If TIM is delegated authority to vote proxies, voting may be subject to specific written guidelines issued by the plan’s trustees or other officials; and

(c) TIM may not delegate authority to vote proxies, unless the plan documents or other written agreement expressly permit delegation.

Proxy Voting Coordinator

The President shall appoint a Proxy Voting Coordinator. The Proxy Voting Coordinator shall discharge the following functions in effectuating this Policy:

(a) Collecting and assembling proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions, and providing those materials to the appropriate portfolio managers to permit timely voting of proxies;

(b) Collecting recommendations, analysis, commentary and other information respecting subjects of proxy votes, from service providers engaged by TIM and other services specified by portfolio managers, and providing this information to the President or the appropriate portfolio managers to permit evaluation of proxy voting issues;

(c) Providing to appropriate portfolio managers any specific voting instructions from Investment Clients;

(d) Collecting proxy votes or instructions from portfolio managers, and transmitting the votes or instructions to the appropriate custodians, brokers, nominees or other persons (which may include proxy voting services or agents engaged by TIM);

(e) Accumulating Voting Results as set forth in this Policy (which may be performed by proxy voting services or agents engaged by TIM) and transmitting or arranging for the transmission of that information in accordance with “Communicating Votes,” below; and

(f) Recordkeeping in accordance with “Recordkeeping”, below.

The Proxy Voting Coordinator may, with the President’s approval, delegate any portion or all of any one or more of these functions to one or more other individuals employed by TIM. Any portion or all of any one or more of these functions may be performed by service providers engaged by TIM.

Assembling Voting Information

The Proxy Voting Coordinator shall obtain proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions to custodians, brokers, nominees, tabulators or others in a manner to permit voting on relevant issues in a timely manner. TIM may engage service providers and other third parties to assemble this information, digest or abstract the information where necessary or desirable, and deliver it to the portfolio managers or others to evaluate proxy voting issues.

Portfolio Managers

The portfolio manager responsible for management of a specific Account is responsible for timely voting (or determining not to vote in appropriate cases) proxies relating to securities in the Account in accordance with this Policy. The President may exercise this authority in any instance. The portfolio manager or President may delegate voting responsibilities to one or more other portfolio managers or other individuals. Persons exercising voting authority under this paragraph are authorized to consider voting recommendations and other information and analysis from service providers (including proxy voting services) engaged by TIM.

Accumulating Voting Results

The Proxy Voting Coordinator is responsible for accumulating the following information as to each matter relating to a portfolio security held by any Account, considered at any shareholder meeting, and with respect to which the Account was entitled to vote:

(a) The name of the issuer of the portfolio security;

(b) The exchange ticker symbol of the portfolio security;

(c) The CUSIP number for the portfolio security;

(d) The shareholder meeting date;

(e) A brief identification of the matter voted on;

(g) Whether a vote was cast on the matter;

(h) How we cast the vote (e.g., “for,” “against,” “abstain,” or “withhold regarding election of directors”); and

(i) Whether we cast the vote for or against management.

TIM may use service providers to record and cumulate the foregoing information. The Proxy Voting Coordinator may, with the President’s approval, delegate any portion or all of these functions to one or more other individuals employed by TIM.

Resolution of Conflicts of Interest

In any case where a portfolio manager determines that a proxy vote involves an actual Conflict of Interest, and the proxy vote relates to the election of a director in an uncontested election or ratification of selection of independent accountants, the portfolio manager shall vote the proxy in accordance with the recommendation of any proxy voting service engaged by TIM. If no such recommendation is available, or if the proxy vote involves any other matters, the portfolio manager shall immediately refer the vote to the Investment Client (or in the case of any Investment Company as to which TIM is the adviser or subadviser and is authorized to vote proxies, to the chairman of its audit committee) for direction on the voting of the proxy or consent to vote in accordance with the portfolio manager’s recommendation. In all cases where such a vote is referred to the Investment Client, TIM shall disclose the Conflict of Interest to the Investment Client.

Communicating Votes

The Proxy Voting Coordinator shall (i) communicate to TIM’s fund accounting department proxy voting information respecting votes on portfolio securities held by Investment Clients which are Investment Companies, sufficient to permit fund accounting to prepare Form N-PX filings for the Investment Companies; and (ii) provide in writing to any Investment Client requesting information on voting of proxies with respect to portfolio securities, the information described under the caption “Accumulating Voting Results,” for the period or periods specified by the Investment Client. If the information requested by the Investment Client pertains to a period which is not readily available, or is not described above under the caption “Accumulating Voting Results,” the Proxy Voting Coordinator will confer with the Chief Compliance Officer. The Proxy Voting Coordinator may, with the President’s approval, delegate any portion or all of this function to one or more individuals employed by TIM. TIM may engage one or more service providers to facilitate timely communication of proxy votes.

Record of Voting Delegation

The Proxy Voting Coordinator shall maintain a list of all Accounts, with a specification as to each Account whether or not TIM is authorized to vote proxies respecting the Account’s portfolio securities.

Comment on Voting

It is the Policy of TIM not to comment on specific proxy votes with respect to securities in an Accounting response to inquiries from persons who are not specifically authorized representatives as to the Account. Attention is directed in this regard to the Thornburg Investment Management Internal Confidentiality and Privacy Protection Policy and the Thornburg Investment Trust Policy and Procedures for Disclosure of Portfolio Securities Holdings, as in effect from time to time. Customer service representatives and other persons who may receive such inquiries should advise persons presenting the inquiries that TIM does not comment on proxy voting, and that as to Investment Companies for which TIM is required to disclose proxy votes, the information is available on the Investment Company’s website and filed with the SEC. The President may authorize comments in specific cases, in his discretion.

Joining Insurgent or Voting Committees

It is the policy of TIM, for itself and the Accounts, not to join any insurgent or voting committee or similar group. The President may approve participation in any such committee or group in his discretion, and shall advise the authorized representatives for the Account of any such action.

Social Issues

It is the presumption of this Policy that proxies shall not be voted on Social Issues except that TIM may substitute its judgment in any specific situation involving a Social Issue as provided in the third paragraph under the caption “Voting Objectives.”

Voting Restrictions in Certain Non-US Markets

Proxy voting in certain countries requires “share blocking.” During a “share blocking” period, shares that will be voted at a meeting may not be sold until the meeting has taken place and the shares are returned to the Investment Client’s custodian bank. TIM may choose not to vote an Investment Client’s shares in a “share blocking” market if TIM believes that the benefit to the Investment Client of being able to sell the shares during this “share blocking” period outweighs the benefit of exercising the vote. TIM will exercise its judgment subject to any specific voting instructions agreed to between TIM and the Investment Client.

Certain non-US markets require that TIM provide a power of attorney to give local agents authority to carry out TIM’s voting instructions. While TIM will make efforts to comply with relevant local market rules, TIM frequently does not provide a power of attorney for the following reasons that include but are not limited to: (i) TIM may not have the required Investment Client information that the local market requires, (ii) TIM may deem the expense too great, or (iii) TIM may determine not to provide a power of attorney based upon advice of legal counsel. Failure to provide an effective power of attorney in a particular non-US market may prevent TIM from being able to vote an Investment Client’s shares in that market.

Annual Review of Policy Function

Pursuant to the review requirements of Rule 206(4)-7 under the Advisers Act and Rule 38a-1 under the Investment Company Act, the Chief Compliance Officer, or a Designated Compliance Officer, shall conduct a periodic review, no less often than annually, which shall comprise the following elements:

(a) Review a sample of the record of voting delegation maintained by the Proxy Voting Coordinator against Voting Results to determine if TIM is exercising its authority to vote proxies on portfolio securities held in the selected Accounts;

(b) Request and review voting data to determine if timely communication of proxy votes is reasonably accomplished during the period reviewed;

(c) Meet with the Proxy Voting Coordinator to review the voting of proxies, communication of proxy votes, accumulation of Voting Results and the general functioning of this Policy;

(d) Evaluate the performance of any proxy voting services or agents employed by TIM, including whether or not the service or agent maintains its independence with respect to companies the securities of which are the subject of voting recommendations, information or analysis from the service or agent; and

(e) Prepare written reports respecting the foregoing items to the President, the Trustees of the Trust, and any Investment Company Clients for which such a report is required.

Recordkeeping

The Proxy Voting Coordinator shall maintain the following records:

(a) Copies of this Policy as from time to time revised or supplemented;

(b) A copy of each proxy statement that TIM receives regarding Investment Client securities. In maintaining a record of proxy statements referred to in this item, the Proxy Voting Coordinator may rely on obtaining copies from the Securities and Exchange Commission’s EDGAR system or similar accessible database;

(c) Voting Results for each Investment Client;

(d) A copy of any document created by TIM that was material to making a decision how to vote proxies on behalf of an Investment Client or that memorializes the basis for that decision;

(e) A copy of each written Investment Client request for information on how TIM voted proxies on behalf of the Investment Client, and a copy of any written response by TIM to any (written or oral) Investment Client request for information on how TIM voted proxies on behalf of the requesting Investment Client; and

(f) Communications to Investment Clients respecting Conflicts of Interest.

The Chief Compliance Officer shall maintain the following records:

(a)	All written reports arising from annual reviews of policy function; and
(b)	Chronological record of proxy voting records reviewed by quarter.

All records shall be maintained and preserved pursuant to the separately adopted Document Retention and Destruction Policy for the time period indicated in the current Books and Records Matrix.

The President may authorize the Proxy Voting Coordinator to engage one or more service providers to perform any portion of this recordkeeping function provided (1) the function is performed in compliance with then applicable governmental regulations, and (2) each service provider provides a written undertaking to furnish the records to TIM promptly upon request.

Glossary of Terms

“Account” means any discrete account or portfolio as to which TIM has discretionary investment authority. An Investment Client may have multiple Accounts. Each series of any Investment Company as to which TIM is the adviser or subadviser is an Account.

Transamerica Asset Management, Inc.

PROXY VOTING POLICIES AND PROCEDURES (“TAM Proxy Policy”)

I.	Purpose

The TAM Proxy Policy is adopted in accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”) and TAM’s fiduciary and other duties to its clients. The purpose of the TAM Proxy Policy is to ensure that where TAM exercises proxy voting authority with respect to client securities it does so in the best interests of the client, and that Sub-Advisers (as defined below) to TAM clients exercise voting authority with respect to TAM client securities in accordance with policies and procedures adopted by the Sub-Advisers under Rule 206(4)-6 and approved by the TAM client.

II.	TAM’s Advisory Activities

TAM acts as investment adviser to Transamerica Funds, Transamerica Income Shares, Inc., Transamerica Partners Portfolios, Transamerica Asset Allocation Variable Funds, The Transamerica Partners Funds Group, The Transamerica Partners Funds Group II and Transamerica Series Trust (collectively, the “Funds”). For most of the investment portfolios comprising the Funds, TAM has delegated day-to-day management of the portfolio, including the authority to buy, sell, or hold securities in the portfolio and to exercise proxy voting authority with respect to those securities, to one or more investment sub-advisers, pursuant to sub-advisory agreements entered into between TAM and each sub-adviser (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) and approved by the Board of Trustees/Directors of the client Fund (the “Board”). TAM serves as a “manager of managers” with respect to the Sub-Advisers and monitors their activities in accordance with the terms of an exemptive order granted by the Securities and Exchange Commission (Release No. IC-23379, August 5, 1998).

III.	Summary of the TAM Proxy Policy

TAM delegates the responsibility to exercise voting authority with respect to securities held in the Funds’ portfolios for which one or more Sub-Advisers has been retained to the Sub-Adviser(s) for each such portfolio, in accordance with each applicable Sub-Adviser Proxy Policy (as defined below). TAM will collect and review each Sub-Adviser Proxy Policy, together with a certification from the Sub-Adviser that the Sub-Adviser Proxy Policy complies with Rule 206(4)-6, and submit these materials to the Board for approval. In the event that TAM is called upon to exercise voting authority with respect to client securities, TAM generally will vote in accordance with the recommendation of Institutional Shareholder Services, Inc. (“ISS”) or another qualified independent third party, except that if TAM believes the recommendation would not be in the best interest of the relevant portfolio and its shareholders, TAM will consult the Board of the relevant Fund (or a Committee of the Board) and vote in accordance with instructions from the Board or Committee.

IV.	Delegation of Proxy Voting Authority to Sub-Advisers

TAM delegates to each Sub-Adviser the responsibility to exercise voting authority with respect to securities held by the portfolio(s), or portion thereof, managed by the Sub-Adviser. Each Sub-Adviser is responsible for monitoring, evaluating and voting on all proxy matters with regard to investments the Sub-Adviser manages for the Funds in accordance with the Sub-Adviser’s proxy voting policies and procedures adopted to comply with Rule 206(4)-6 (each, a “Sub-Adviser Proxy Policy” and collectively, the “Sub-Adviser Proxy Policies”).

V.	Administration, Review and Submission to Board of Sub-Adviser Proxy Policies

A.	Appointment of Proxy Administrator

TAM will appoint an officer to be responsible for collecting and reviewing the Sub-Adviser Proxy Policies and carrying out the other duties set forth herein (the “Proxy Administrator”).

B.	Initial Review

1.	The Proxy Administrator will collect from each Sub-Adviser:

a) its Sub-Adviser Proxy Policy;

b) a certification from the Sub-Adviser that (i) its Sub-Adviser Proxy Policy is reasonably designed to ensure that the Sub-Adviser votes client securities in the best interest of clients, and that the Sub-Adviser Proxy Policy includes an explanation of how the Sub-Adviser addresses material conflicts that may arise between the Sub-Adviser’s interests and those of its clients, (ii) the Sub-Adviser Proxy Policy has been adopted in accordance with Rule 206(4)-6, and (iii) the Sub-Adviser Proxy Policy complies the terms of Rule 206(4)-6; and

c) a summary of the Sub-Adviser Proxy Policy suitable for inclusion in the client Fund’s registration statement, in compliance with Item 13(f) of Form N-1A, and a certification to that effect.

2. The Proxy Administrator will review each Sub-Adviser Proxy Policy with a view to TAM making a recommendation to the Board. In conducting its review, TAM recognizes that the Securities and Exchange Commission has not adopted specific policies or procedures for advisers, or provided a list of approved procedures, but has left advisers the flexibility to craft policies and procedures suitable to their business and the nature of the conflicts they may face. As a consequence, Sub-Adviser Proxy Policies are likely to differ widely. Accordingly, the Proxy Administrator’s review of the Sub-Adviser Proxy Policies will be limited to addressing the following matters:

a) whether the Sub-Adviser Proxy Policy provides that the Sub-Adviser votes solely in the best interests of clients;

b) whether the Sub-Adviser Proxy Policy includes a description of how the Sub-Adviser addresses material conflicts of interest that may arise between the Sub-Adviser or its affiliates and its clients; and

c) whether the Sub-Adviser Proxy Policy includes both general policies and procedures as well as policies with respect to specific types of issues (for this purpose general policies include any delegation to a third party, policies relating to matters that may substantially affect the rights or privileges of security holders, and policies regarding the extent of weight given to the view of the portfolio company management; specific issues include corporate governance matters, changes to capital structure, stock option plans and other management compensation issues, and social corporate responsibility issues, among others).

3. The Proxy Administrator will review the certification provided pursuant to paragraph 1(b) above for completeness, and will review the summary provided pursuant to paragraph 1(c) above for compliance with the requirements of Form N-1A.

4. TAM will provide to the Board (or a Board Committee), the materials referred to in Section V.B.1. and a recommendation pursuant to the Proxy Administrator’s review of the Sub-Adviser Proxy Policy provided for in Section V.B.2.

5. TAM will follow the same procedure in connection with the engagement of any new Sub-Adviser.

C.	Subsequent Review

TAM will request that each Sub-Adviser provide TAM with prompt notice of any material change in its Sub-Adviser Proxy Policy. TAM will report any such changes at the next quarterly Board meeting of the applicable Fund. No less frequently than once each calendar year, TAM will request that each Sub-Adviser provide TAM with its current Sub-Adviser Proxy Policy, or certify that there have been no material changes to its Sub-Adviser Proxy Policy or that all material changes have been previously provided for review by TAM and approval by the relevant Board(s), and that the Sub-Adviser Proxy Policy continues to comply with Rule 206(4)-6.

D.	Record of Proxy Votes Exercised by Sub-Adviser

The Proxy Administrator, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), will maintain a record of any proxy votes (including the information called for in Items 1(a) through (i) of Form N-PX) exercised by the Sub-Adviser on behalf of a portfolio of the Funds. The Proxy Administrator, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), will maintain a complete proxy voting record with respect to each Fund. If TAM utilizes the services of a third party for maintaining the records above specified, TAM shall obtain an undertaking from the third party that it will provide the records promptly upon request.

VI.	TAM Exercise of Proxy Voting Authority

A.	Use of Independent Third Party

If TAM is called upon to exercise voting authority on behalf of a Fund client, TAM will vote in accordance with the recommendations of ISS or another qualified independent third party (the “Independent Third Party”), provided that TAM agrees that the voting recommendation issued by the Independent Third Party reflects the best interests of the relevant portfolio and its shareholders.

B.	Conflict with View of Independent Third Party

If, in its review of the Independent Third Party recommendation, TAM believes that the recommendation is not in the best interests of the Fund client, TAM will submit to the Board (or a Board Committee) its reasons for disagreeing with the Independent Third Party, as well as full disclosure of any conflict of interest between TAM or its affiliates and the Fund in connection with the vote, and seek consent of the Board (or Committee) with respect to TAM’s proposed vote.

C. Asset Allocation Portfolios

For any asset allocation portfolio managed by TAM and operated, in whole or in part, as a “fund of funds”, TAM will vote proxies in accordance with the recommendations of the Board(s) of the Fund(s). If any such asset allocation portfolio holds shares of a registered investment company that is not a portfolio of a Fund, TAM will seek Board (or Committee) consent with respect to TAM’s proposed vote in accordance with the provisions of Section VI.B.

VII.	Conflicts of Interest Between TAM or Its Affiliates and the Funds

The TAM Proxy Voting Policy addresses material conflicts that may arise between TAM or its affiliates and the Funds by, in every case where TAM exercises voting discretion, either (i) providing for voting in accordance with the recommendation of the Independent Third Party or Board(s); or (ii) obtaining the consent of the Board (or a Board Committee) with full disclosure of the conflict.

VIII.	Recordkeeping
A.	Records Generally Maintained

In accordance with Rule 204-2(c)(2) under the Advisers Act, the Proxy Administrator shall cause TAM to maintain the following records:

1. the TAM Proxy Voting Policy; and

2. records of Fund client requests for TAM proxy voting information.

B.	Records for TAM Exercise of Proxy Voting Authority

In accordance with Rule 204-2(c)(2) under the Advisers Act, if TAM exercises proxy voting authority pursuant to Section VI above, TAM, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), shall make and maintain the following records:

1. proxy statements received regarding matters it has voted on behalf of Fund clients;

2. records of votes cast by TAM; and

3. copies of any documents created by TAM that were material to deciding how to vote proxies on behalf of Fund clients or that memorialize the basis for such a decision.

If TAM utilizes the services of a third party for maintaining the records above specified, TAM shall obtain an undertaking from the third party that it will provide the records promptly upon request.

C.	Records Pertaining to Sub-Adviser Proxy Policies

The Proxy Administrator will cause TAM and/or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), to maintain the following records:

1. each Sub-Adviser Proxy Policy; and

2. the materials delineated in Article V above.

If TAM utilizes the services of a third party for maintaining the records above specified, TAM shall obtain an undertaking from the third party that it will provide the records promptly upon request.

D.	Time Periods for Record Retention

All books and records required to maintain under this Section VIII will be maintained in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on the record, the first two years in an appropriate office of TAM.

IX.	Provision of TAM Proxy Policy to Fund Clients

The Proxy Administrator will provide each Fund’s Board (or a Board Committee) a copy of the TAM Proxy Policy at least once each calendar year.

Last Revised: November 13, 2009

Water Island Capital, LLC

PROXY VOTING POLICIES AND PROCEDURES

Water Island Capital, LLC intends to exercise a voice on behalf of its shareholders and clients in matters of corporate governance through the proxy voting process. We take our fiduciary responsibilities very seriously and believe the right to vote proxies is a significant asset of shareholders and clients. We exercise our voting responsibilities as a fiduciary, solely with the goal of maximizing the value of our shareholders’ and clients’ investments.

Water Island Capital, LLC has the responsibility of overseeing voting policies and decisions. Our proxy voting principles are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented:

GENERAL POLICY FOR VOTING PROXIES

We will vote proxies solely in the interests of our clients. Any conflict of interest must be resolved in the way that will most benefit our clients. Since the quality and depth of management is a primary factor considered when investing in a company, we give substantial weight to the recommendation of management on any issue. However, we will consider each issue on its own merits, and the position of a company’s management will not be supported in any situation where it is found not to be in the best interests of our clients. Proxy voting, absent any unusual circumstances or conflicts of interest, will be conducted in accordance with the procedures set forth below.

CONFLICTS OF INTEREST

Water Island Capital, LLC recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where Water Island Capital, LLC or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. Water Island Capital, LLC shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of Water Island Capital, LLC with respect to voting proxies on behalf of clients, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of Water Island Capital, LLC ‘s business, and to bring conflicts of interest of which they become aware to the attention of the Proxy Manager. Water Island Capital, LLC shall not vote proxies relating to such issuers on behalf of its client accounts until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Audit Committee. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence Water Island Capital, LLC ‘s decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the Proxy Manager determines that a conflict of interest is not material, Water Island Capital, LLC may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, the conflict shall be disclosed to the Audit Committee and Water Island Capital, LLC shall follow the instructions of the Audit Committee. The Proxy Manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.

ELECTION OF THE BOARD OF DIRECTORS

We believe that good governance starts with an independent board, unfettered by significant ties to management, all of whose members are elected annually. In addition, key board committees should be entirely independent.

We will generally support the election of directors that result in a board made up of a majority of independent directors.

We will hold directors accountable for the actions of the committees on which they serve. For example, we will withhold votes for nominees who serve on the compensation committee if they approve excessive compensation arrangements or propose equity-based compensation plans that unduly dilute the ownership interests of stockholders.

We will support efforts to declassify existing boards. We will vote against efforts by companies to adopt classified board structures, or impose “poison pills” on its shareholders or adopt multiple classes of stock.

APPROVAL OF INDEPENDENT AUDITORS

We believe that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not, in the aggregate, impair independence.

EQUITY-BASED COMPENSATION PLANS

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. Conversely, we are opposed to plans that substantially dilute our clients’ ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally vote against plans where total potential dilution (including all equity-based plans) exceeds 10% of shares outstanding.

We will generally vote against plans if annual option grants have exceeded 2% of shares outstanding.

These total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan’s impact on our shareholdings we consider other factors such as the nature of the industry and size of the company.

We will vote against plans that have any of the following structural features:

•	Ability to re-price underwater options

•	Ability to issue options with an exercise price below the stock’s current market price.

•	Ability to issue reload options.

•	Automatic share replenishment (“evergreen”) feature.

We will support measures intended to increase long-term stock ownership by executives. These may include:

•	Requiring senior executives to hold a minimum amount of stock in the company (frequently expressed as a certain multiple of the executive’s salary).

•	Requiring stock acquired through option exercise to be held for a certain period of time.

•	Using restricted stock grants instead of options.

To this end, we support expensing the fair value of option grants because it substantially eliminates their preferential financial statement treatment vis-a-vis stock grants, furthering our case for increased ownership by corporate leaders and employees.

We will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

CORPORATE STRUCTURE AND SHAREHOLDER RIGHTS

We believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve (or reject) changes to the corporation’s by-laws by a simple majority vote.

We will support proposals to remove super-majority (typically from 66.7% to 80%) voting requirements for certain types of proposals. We will vote against proposals to impose super-majority requirements.

We will vote for proposals to lower barriers to shareholder action (e.g., limited rights to call special meetings, limited rights to act by written consent).

We will vote against proposals for a separate class of stock with disparate voting rights.

We will generally vote for proposals to subject shareholder rights plans (“poison pills”) to a shareholder vote. In evaluating these plans, we will be more likely to support arrangements with short-term (less than 3 years) sunset provisions, qualified bid/permitted offer provisions (“chewable pills”) and/or mandatory review by a committee of independent directors at least every three years (so-called “TIDE” provisions).

CORPORATE AND SOCIAL POLICY ISSUES

We believe that “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices.

We generally vote against these types of proposals, though we may make exceptions in certain instances where we believe a proposal has substantial economic implications.

PROXY VOTING PROCESS

Proxy voting is subject to the supervision of the Chief Compliance Officer. Reasonable efforts will be made to obtain proxy materials and to vote in a timely fashion. Records will be maintained regarding the voting of proxies under these policies and procedures.

Wellington Management Company, LLP

Global Proxy Voting Guidelines

Introduction

Upon a client’s written request, Wellington Management Company, LLP (“Wellington Management”) votes securities that are held in the client’s account in response to proxies solicited by the issuers of such securities. Wellington Management established these Global Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.

These guidelines are based on Wellington Management’s fiduciary obligation to act in the best economic interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Because ethical considerations can have an impact on the long-term value of assets, our voting practices are also attentive to these issues and votes will be cast against unlawful and unethical activity. Further, Wellington Management’s experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Global Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry. It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best economic interest of its clients.

Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The “(SP)” after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.

Voting Guidelines Composition and Role of the Board of Directors

• Election of Directors: Case-by-Case

We believe that shareholders’ ability to elect directors annually is the most important right shareholders have. We generally support management nominees, but will withhold votes from any director who is demonstrated to have acted contrary to the best economic interest of shareholders. We may also withhold votes from directors who failed to implement shareholder proposals that received majority support, implemented dead-hand or no-hand poison pills, or failed to attend at least 75% of scheduled board meetings.

• Classify Board of Directors: Against

We will also vote in favor of shareholder proposals seeking to declassify boards.

• Adopt Director Tenure/Retirement Age (SP): Against

• Adopt Director & Officer Indemnification: For

We generally support director and officer indemnification as critical to the attraction and retention of qualified candidates to the board. Such proposals must incorporate the duty of care.

• Allow Special Interest Representation to Board (SP): Against

• Require Board Independence: For

We believe that, in the absence of a compelling counterargument or prevailing market norms, at least 65% of a board should be comprised of independent directors, with independence defined by the local market regulatory authority. Our support for this level of independence may include withholding approval for non-independent directors, as well as votes in support of shareholder proposals calling for independence.

• Require Key Board Committees to be Independent. For

Key board committees are the Nominating, Audit, and Compensation Committees. Exceptions will be made, as above, in respect of local market conventions.

• Require a Separation of Chair and CEO or Require a For Lead Director:

• Approve Directors’ Fees: For

• Approve Bonuses for Retiring Directors: Case-by-Case

• Elect Supervisory Board/Corporate Assembly: For

• Elect/Establish Board Committee: For

• Adopt Shareholder Access/Majority Vote on Election of Case-by-Case

Directors (SP):

We believe that the election of directors by a majority of votes cast is the appropriate standard for companies to adopt and therefore generally will support those proposals that seek to adopt such a standard. Our support for such proposals will extend typically to situations where the relevant company has an existing resignation policy in place for directors that receive a majority of “withhold” votes. We believe that it is important for majority voting to be defined within the company’s charter and not simply within the company’s corporate governance policy.

Generally we will not support proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a majority of votes outstanding (i.e., total votes eligible to be cast as opposed to actually cast) standard.

Management Compensation

• Adopt/Amend Stock Option Plans: Case-by-Case

• Adopt/Amend Employee Stock Purchase Plans: For

• Approve/Amend Bonus Plans: Case-by-Case

In the US, Bonus Plans are customarily presented for shareholder approval pursuant to Section 162(m) of the Omnibus Budget Reconciliation Act of 1992 (“OBRA”). OBRA stipulates that certain forms of compensation are not taxdeductible unless approved by shareholders and subject to performance criteria. Because OBRA does not prevent the payment of subject compensation, we generally vote “for” these proposals. Nevertheless, occasionally these proposals are presented in a bundled form seeking 162 (m) approval and approval of a stock option plan. In such cases, failure of the proposal prevents the awards from being granted. We will vote against these proposals where the grant portion of the proposal fails our guidelines for the evaluation of stock option plans.

• Approve Remuneration Policy: Case-by-Case

• To approve compensation packages for named executive Officers: Case-by-Case

• To determine whether the compensation vote will occur every 1, 2 or 3 years: 1 Year

• Exchange Underwater Options: Case-by-Case

We may support value-neutral exchanges in which senior management is ineligible to participate.

• Eliminate or Limit Severance Agreements (Golden Case-by-Case Parachutes):

We will oppose excessively generous arrangements, but may support agreements structured to encourage management to negotiate in shareholders’ best economic interest.

• To approve golden parachute arrangements in connection with certain corporate transactions: Case-by-Case

• Shareholder Approval of Future Severance Agreements Case-by-Case

Covering Senior Executives (SP):

We believe that severance arrangements require special scrutiny, and are generally supportive of proposals that call for shareholder ratification thereof. But, we are also mindful of the board’s need for flexibility in recruitment and retention and will therefore oppose limitations on board compensation policy where respect for industry practice and reasonable overall levels of compensation have been demonstrated.

• Expense Future Stock Options (SP): For

• Shareholder Approval of All Stock Option Plans (SP): For

• Disclose All Executive Compensation (SP): For

Reporting of Results

• Approve Financial Statements: For

• Set Dividends and Allocate Profits: For

• Limit Non-Audit Services Provided by Auditors (SP): Case-by-Case

We follow the guidelines established by the Public Company Accounting Oversight Board regarding permissible levels of non-audit fees payable to auditors.

• Ratify Selection of Auditors and Set Their Fees: Case-by-Case

We will generally support management’s choice of auditors, unless the auditors have demonstrated failure to act in shareholders’ best economic interest.

• Elect Statutory Auditors: Case-by-Case

• Shareholder Approval of Auditors (SP): For

Shareholder Voting Rights

• Adopt Cumulative Voting (SP): Against

We are likely to support cumulative voting proposals at “controlled” companies (i.e., companies with a single majority shareholder), or at companies with two-tiered voting rights.

• Shareholder Rights Plans Case-by-Case

Also known as Poison Pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. However, these plans also may be misused to entrench management. The following criteria are used to evaluate both management and shareholder proposals regarding shareholder rights plans.

– We generally support plans that include:

– Shareholder approval requirement

– Sunset provision

– Permitted bid feature (i.e., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote).

Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank check preferred shares (see below).

• Authorize Blank Check Preferred Stock: Case-by-Case

We may support authorization requests that specifically proscribe the use of such shares for anti-takeover purposes.

• Eliminate Right to Call a Special Meeting: Against

• Increase Supermajority Vote Requirement: Against

We likely will support shareholder and management proposals to remove existing supermajority vote requirements.

• Adopt Anti-Greenmail Provision: For

• Adopt Confidential Voting (SP): Case-by-Case

We require such proposals to include a provision to suspend confidential voting during contested elections so that management is not subject to constraints that do not apply to dissidents.

• Remove Right to Act by Written Consent: Against

Capital Structure

• Increase Authorized Common Stock: Case-by-Case

We generally support requests for increases up to 100% of the shares currently authorized. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase. Conversely, at companies trading in less liquid markets, we may impose a lower threshold.

• Approve Merger or Acquisition: Case-by-Case

• Approve Technical Amendments to Charter: Case-by-Case

• Opt Out of State Takeover Statutes: For

• Authorize Share Repurchase: For

• Authorize Trade in Company Stock: For

• Approve Stock Splits: Case-by-Case

We approve stock splits and reverse stock splits that preserve the level of authorized, but unissued shares.

• Approve Recapitalization/Restructuring: Case-by-Case

• Issue Stock with or without Preemptive Rights: Case-by-Case

• Issue Debt Instruments: Case-by-Case

Social Issues

• Endorse the Ceres Principles (SP): Case-by-Case

• Disclose Political and PAC Gifts (SP): Case-by-Case

We generally do not support imposition of disclosure requirements on management of companies in excess of regulatory requirements.

• Require Adoption of International Labor Organization’s Case-by-Case

Fair Labor Principles (SP):

• Report on Sustainability (SP): Case-by-Case

Miscellaneous

• Approve Other Business: Against

• Approve Reincorporation: Case-by-Case

• Approve Third-Party Transactions: Case-by-Case

Dated: April 28, 2011

APPENDIX B

PORTFOLIO MANAGERS

Transamerica Flexible Income

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Brian W. Westhoff (lead)	2	$390 million	0	$0	17	$2.14 billion
Greg Haendel	6	$5.05 billion	0	$0	16	$1.20 billion
Bradley J. Beman	4	$1.37 billion	4	$396 million	1	$2.43 billion
James K. Schaeffer, Jr.	4	$1.37 billion	0	$0	1	$117 million
David Halfpap	3	$1.29 billion	0	$0	23	$3.87 billion
Rick Perry	2	$390 million	0	$0	20	$46.72 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Brian W. Westhoff (lead)	0	$0	0	$0	0	$0
Greg Haendel	0	$0	0	$0	0	$0
Bradley J. Beman	0	$0	0	$0	0	$0
James K. Schaeffer, Jr.	0	$0	0	$0	0	$0
David Halfpap	0	$0	0	$0	0	$0
Rick Perry	0	$0	0	$0	0	$0

Transamerica High Yield Bond

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Kevin Bakker	2	$980 million	4	$395.8 million	1	$2.43 billion
Bradley J. Beman	4	$1.37 billion	4	$395.8 million	1	$2.43 billion
Benjamin D. Miller	2	$980 million	4	$395.8 million	1	$2.43 billion
James K. Schaeffer, Jr.	4	$1.37 billion	0	$0	1	$117 million

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Kevin Bakker	0	$0	0	$0	0	$0
Bradley J. Beman	0	$0	0	$0	0	$0
Benjamin D. Miller	0	$0	0	$0	0	$0
James K. Schaeffer, Jr.	0	$0	0	$0	0	$0

Transamerica Money Market

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Greg D. Haendel	6	$5.05 billion	0	$0	16	$1.2 billion
Doug Weih	4	$4.66 billion	0	$0	5	$7.82 billion
Garry Creed	3	$3.76 billion	0	$0	4	$431 million
Brian Barnhart (lead)	2	$941 million	0	$0	6	$9.84 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Greg D. Haendel	0	$0	0	$0	0	$0
Doug Weih	0	$0	0	$0	0	$0
Garry Creed	0	$0	0	$0	0	$0
Brian Barnhart (lead)	0	$0	0	$0	0	$0

Transamerica Short-Term Bond

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Greg D. Haendel (lead)	6	$5.05 billion	0	$0	16	$1.2 billion
Doug Weih	4	$4.66 billion	0	$0	5	$7.82 billion
Garry Creed	3	$3.76 billion	0	$0	4	$431 million

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Greg D. Haendel (lead)	0	$0	0	$0	0	$0
Doug Weih	0	$0	0	$0	0	$0
Garry Creed	0	$0	0	$0	0	$0

Transamerica Tactical Income

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Jeffrey Whitehead	4	$52 billion	12	$52 billion	2	$391 million

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Jeffrey Whitehead	0	$0	0	$0	0	$0

Conflict of Interest

At AUIM, individual portfolio managers may manage multiple accounts for multiple clients. In addition to the sub-advisory management of the funds, AUIM manages separate accounts for institutions, individuals, as well a various affiliated entities, which could create the potential for conflicts of interest. AUIM recognizes its fiduciary obligation to treat all clients, including the funds, fairly and equitably. AUIM mitigates the potential for conflicts between accounts through its trade aggregation and allocation policy and procedures. To facilitate the fair treatment among all our client accounts, AUIM does not consider factors such as: account performance, account fees, or our affiliate relationships when aggregating and allocating orders. In addition to the trade aggregation and allocation policy and procedures, AUIM manages conflicts of interest between the funds and other client accounts through compliance with AUIM’s Code of Ethics, internal review processes, and senior management oversight.

Compensation

As of October 31, 2011, each portfolio manager’s compensation is provided directly by the fund’s sub-adviser and not by the fund. The portfolio manager’s compensation consists of a fixed base salary and a variable performance incentive. The performance incentive is based on the following factors: the economic performance of the overall relevant portfolio manager’s asset class, including the performance of the fund’s assets; leadership and communication with clients; assisting with the sub-adviser’s strategic goals; and AEGON USA’s earnings results. The portfolio managers may participate in the sub-adviser’s deferred compensation plan, which is based on the same performance factors as the variable performance incentive compensation but payment of which is spread over a three-year period.

Greg Haendel and Brian Westhoff joined AUIM on February 22, 2011 after working for Transamerica Investment Management, LLC for several years.

Ownership of Securities

As of October 31, 2011, the portfolio managers did not beneficially own any securities in the funds.

Transamerica Managed Futures Strategy

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Clifford S. Asness	16	$4.1 billion	52	$10.9 billion	52	$13 billion
John M. Liew	8	$2.2 billion	32	$7.8 billion	26	$7,5 billion
Brian K. Hurst	4	$3.1 billion	32	$11.8 billion	25	$7.4 billion
Yao Hua Ooi	4	$3.1 billion	15	$6.2 billion	0	$0

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Clifford S. Asness	0	$0	28	$6.2 billion	5	$1.2 billion
John M. Liew	0	$0	20	$5.3 billion	5	$999 million
Brian K. Hurst	0	$0	12	$4.3 billion	3	$999 million
Yao Hua Ooi	0	$0	4	$1.1 billion	0	$0

Conflict of Interest

Each of the portfolio managers is also responsible for managing other accounts in addition to the fund, including other accounts of AQR or its affiliates, such as separately managed accounts for foundations, endowments, pension plans, and high net-worth families. Other accounts may also include accounts managed by the portfolio managers in a personal or other capacity, and may include registered investment companies and unregistered investment companies relying on either Section 3(c)(1) or Section 3(c)(7) of the 1940 Act (such companies are commonly referred to as “hedge funds”). Management of other accounts in addition to the fund can present certain conflicts of interest, as described below.

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar or the same investment objectives or strategies as the fund, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the fund. Because of their positions with the fund, the portfolio managers know the size, timing and possible market impact of the fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the fund. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with similar or the same investment guidelines. Often, an investment opportunity may be suitable for both the fund and other accounts managed by AQR, but may not be available in sufficient quantities for both the fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the fund and another account. Whenever decisions are made to buy or sell securities on behalf of the fund and one or more of the other accounts simultaneously, AQR or a portfolio manager may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the fund will not participate in a transaction that is allocated among other accounts or that the fund may not be allocated the full amount of the securities sought to be traded. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the fund from time to time, it is the opinion of AQR that the overall benefits outweigh any disadvantages that may arise from this practice.

AQR and the portfolio managers may also face a conflict of interest where some accounts pay higher fees to AQR than others, such as by means of performance fees.

AQR has implemented specific policies and procedures (e.g., a code of ethics and trade allocation policies) to seek to address potential conflicts that may arise in connection with the management of the fund, separately managed accounts and other accounts and/or funds (such as other mutual funds or hedge funds).

Compensation

Compensation for Portfolio Managers that are Principals: The compensation for each of the portfolio managers that are a Principal of AQR is in the form of distributions based on the revenues generated by AQR. Distributions to each portfolio manager are based on cumulative research, leadership and other contributions to AQR. Revenue distributions are also a function of assets under management and performance of the funds managed by AQR. There is no direct linkage between performance and compensation. However, there is an indirect linkage in that superior performance tends to attract assets and thus increase revenues.

Compensation for Portfolio Managers that are not Principals: The compensation for the portfolio managers that are not Principals of AQR primarily consists of a fixed base salary and a discretionary bonus. Under AQR’s salary administration system, salary increases are granted on a merit basis, and in this regard, salaries are reviewed at least annually under a formal review program. Job performance contributes significantly to the determination of any salary increase; other factors, such as seniority and contributions to AQR are also considered. Discretionary bonuses are determined by the portfolio manager’s individual performance, including efficiency, contributions to AQR and quality of work performed. A portfolio manager’s performance is not based on any specific fund’s or strategy’s performance, but is affected by the overall performance of the firm.

Ownership of Securities

As of October 31, 2011, none of the portfolio managers beneficially owned any equity securities in the fund.

Transamerica Asset Allocation – Conservative Portfolio

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts*
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Jon Hale	19	$18.91 billion	0	$0	108,068	$2.30 billion
Hal Ratner	16	$18.88 billion	0	$0	108,068	$2.30 billion
Michael Stout	16	$18.88 billion	0	$0	108,068	$2.30 billion
Dan McNeela	16	$18.88 billion	0	$0	108,068	$2.30 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Jon Hale	0	$0	0	$0	0	$0
Hal Ratner	0	$0	0	$0	0	$0
Michael Stout	0	$0	0	$0	0	$0
Dan McNeela	0	$0	0	$0	0	$0

Transamerica Asset Allocation – Growth Portfolio

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts*
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Jon Hale	19	$18.62 billion	0	$0	108,068	$2.30 billion
Hal Ratner	16	$18.59 billion	0	$0	108,068	$2.30 billion
Michael Stout	16	$18.59 billion	0	$0	108,068	$2.30 billion
Dan McNeela	16	$18.59 billion	0	$0	108,068	$2.30 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Jon Hale	0	$0	0	$0	0	$0
Hal Ratner	0	$0	0	$0	0	$0
Michael Stout	0	$0	0	$0	0	$0
Dan McNeela	0	$0	0	$0	0	$0

Transamerica Asset Allocation – Moderate Growth Portfolio

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts*
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Jon Hale	19	$17.92 billion	0	$0	108,068	$2.30 Billion
Hal Ratner	16	$17.89 billion	0	$0	108,068	$2.30 billion
Michael Stout	16	$17.89 billion	0	$0	108,068	$2.30 billion
Dan McNeela	16	$17.89 billion	0	$0	108,068	$2.30 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Jon Hale	0	$0	0	$0	0	$0
Hal Ratner	0	$0	0	$0	0	$0
Michael Stout	0	$0	0	$0	0	$0
Dan McNeela	0	$0	0	$0	0	$0

Transamerica Asset Allocation – Moderate Portfolio

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts*
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Jon Hale	19	$17.10 billion	0	$0	108,068	$2.30 billion
Hal Ratner	16	$17.07 billion	0	$0	108,068	$2.30 billion
Michael Stout	16	$17.07 billion	0	$0	108,068	$2.30 billion
Dan McNeela	16	$17.07 billion	0	$0	108,068	$2.30 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Jon Hale	0	$0	0	$0	0	$0
Hal Ratner	0	$0	0	$0	0	$0
Michael Stout	0	$0	0	$0	0	$0
Dan McNeela	0	$0	0	$0	0	$0

Transamerica Multi-Manager Alternative Strategies Portfolio

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts*
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Jon Hale	19	$19.64 billion	0	$0	108,068	$2.30 billion
Hal Ratner	16	$19.61 billion	0	$0	108,068	$2.30 billion
Michael Stout	16	$19.61 billion	0	$0	108,068	$2.30 billion
Dan McNeela	16	$19.61 billion	0	$0	108,068	$2.30 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Jon Hale	0	$0	0	$0	0	$0
Hal Ratner	0	$0	0	$0	0	$0
Michael Stout	0	$0	0	$0	0	$0
Dan McNeela	0	$0	0	$0	0	$0

Transamerica Multi-Manager International Portfolio

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts*
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number*	Assets Managed
Jon Hale	19	$19.79 billion	0	$0	108,068	$2.30 billion
Hal Ratner	16	$19.76 billion	0	$0	108,068	$2.30 billion
Michael Stout	16	$19.76 billion	0	$0	108,068	$2.30 billion
Dan McNeela	16	$19.76 billion	0	$0	108,068	$2.30 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Jon Hale	0	$0	0	$0	0	$0
Hal Ratner	0	$0	0	$0	0	$0
Michael Stout	0	$0	0	$0	0	$0
Dan McNeela	0	$0	0	$0	0	$0

*

Relates to individual retirement accounts that Morningstar Associates, the Portfolio Construction Manager of the funds, has discretionary management authority over through its managed account service, which is made available through retirement plan providers and sponsors. In those circumstances in which any of the above funds are included in a retirement plan, Morningstar Associates’ managed account service will exclude those funds from its universe of possible investment recommendations to the individual. This exclusion is intended to prevent a prohibited transaction under ERISA.

Conflict of Interest

The Portfolio Construction Manager is a wholly owned subsidiary of Morningstar, Inc. (“Morningstar’). As part of its overall operation, Morningstar is engaged in the business of providing ratings and analysis on financial products. A potential conflict of interest exists since Morningstar could be providing ratings and analysis on products to which the Portfolio Construction Manager provides services. First, Morningstar will not create analyst commentary for portfolios where Morningstar’s subsidiaries act as a portfolio construction manager/sub-adviser. This commentary is general subjective in nature and could represent a conflict of interest. This means that the portfolios in which the Portfolio Construction Manager is involved with will not receive written analyst commentary from Morningstar. However, such portfolios will receive Morningstar Star Ratings. These ratings are purely quantitative and, therefore, cannot be biased by subjective factors. Also, the Morningstar style box assignment is primarily based on quantitative characteristics of the underlying securities in the portfolio. The initial assignment and subsequent style box changes follow established procedures and are subject to review by personnel within the Morningstar Data business unit—a separate and distinct unit within Morningstar. A situation may occur where personnel of the Portfolio Construction Manager provide information to the Morningstar Data unit to clarify style box assignment. However, the assignment process takes place and is monitored by a Morningstar business unit that is completely independent from the Portfolio Construction Manager.

Finally, the Portfolio Construction Manager acts as a portfolio construction manager/sub-adviser to other fund-of-funds products affiliated with Transamerica Funds. Similar to its responsibilities with Transamerica Funds, for these other fund-of-funds products, the Portfolio Construction Manager determines the asset allocation percentages, selects underlying funds based on an investment universe defined by a party other than the Portfolio Construction Manager, provides trading instructions to a custodian and performs ongoing monitoring of the asset allocation mix and underlying funds. Given that the underlying holdings of these other fund-of-funds products and the asset allocation portfolios within Transamerica Funds are registered mutual funds and that investment universe from which underlying holdings are chosen from are determined by someone other than Portfolio Construction Manager, potential conflicts of favoring one product over another in terms of investment opportunities are greatly mitigated.

Compensation

All of the above mentioned co-portfolio managers’ compensation includes salary, annual bonus, and restricted stock grants. The salary is set as a fixed amount and is determined by the president of Morningstar Associates. The co-portfolio managers’ annual bonus is paid from a bonus pool which is a function of the earnings of the Investment Consulting business unit of Morningstar Associates, and the distribution of that pool is at the discretion of the president of Morningstar Associates, who may or may not account for the performance of the funds in allocating that pool. The fee for consulting on the funds accounts for a substantial portion of the revenue and earnings of the Investment Consulting business unit of Morningstar Associates, and because that fee is based on the assets under management in the funds, there is an indirect relationship between the assets under management in the funds and the bonus payout to the portfolio manager. The restricted stock grants are made to the co-portfolio managers from a pool that is distributed at the discretion of the president of Morningstar Associates. The restricted stock grants are based on the stock of the parent company, Morningstar, Inc., and vest in equal parts over a four-year period.

Ownership of Securities

As of October 31, 2011, neither Mr. Ratner nor Mr. McNeela beneficially owned shares of any equity securities in the funds. Mr. Hale owns the following funds: Transamerica Asset Allocation – Growth Portfolio: Market value range as of October 31, 2011: $50,001 - $100,000; and Transamerica Moderate Portfolio: Market value range as of October 31, 2011: $100,001 - $500,000; Transamerica Multi-Manager International Portfolio: Market value range as of October 31, 2011: $50,001 - $100,000. Mr. Stout owns the following fund: Transamerica Asset Allocation – Growth Portfolio: Market value range as of October 31, 2011: $100,001 - $500,000.

Transamerica Global Allocation

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Dennis W. Stattman	6	$63.79 billion	4	$16.75 billion	0	$0
Dan Chamby	6	$63.79 billion	4	$16.75 billion	0	$0
Aldo Roldan	6	$63.79 billion	4	$16.75 billion	0	$0

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Dennis W. Stattman	0	$0	0	$0	0	$0
Dan Chamby	0	$0	0	$0	0	$0
Aldo Roldan	0	$0	0	$0	0	$0

Transamerica Large Cap Value

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Robert C. Doll, Jr.	30	$14.97 billion	9	$2.27 billion	9	$1.57 billion
Daniel Hanson	30	$14.97 billion	9	$2.27 billion	9	$1.57 billion
Peter Stournaras	30	$14.97 billion	9	$2.27 billion	9	$1.57 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Robert C. Doll, Jr.	0	$0_	0	$120.5 million	0	$0_
Daniel Hanson	0	$0_	0	$120.5 million	0	$0_
Peter Stournaras	0	$0_	0	$120.5 million	0	$0_

Transamerica Multi-Managed Balanced—BlackRock

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Matthew Marra	20	$23.4 billion	2	$474.5 million	0	$0_
Eric Pellicciaro	14	$13.5 billion	3	$779.8 million	0	$0_
Rick Rieder	12	$120.7 billion	5	$1.65 billion	2	$144.6 million
Bob Miller	11	$10.85 billion	1	$355.3 million	0	$0_

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Matthew Marra	0	$0_	0	$0	0	$0_
Eric Pellicciaro	0	$0_	1	$200 million	0	$0_
Rick Rieder	0	$0_	3	$83 million	1	$98 million
Bob Miller	0	$0_	0	$0	0	$0_

Conflict of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Doll, Hanson, Pellicciaro, Rieder and Stournaras may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Doll, Hanson, Pellicciaro, Rieder and Stournaras may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Compensation

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation – Transamerica Global Allocation

Generally, discretionary incentive compensation for Global Allocation portfolio managers is based on a formulaic compensation program. The team’s formulaic portfolio manager compensation program is based on team revenue with a measure of operational efficiency, and pre-tax investment performance relative to benchmark over 1 and 5-year performance periods. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to these portfolio managers, the benchmark for the Fund and other accounts include the following:

Portfolio Manager(s)	Benchmarks Applicable to Each Manager
Dennis W. Stattman Dan Chamby Romualdo Roldan	S&P 500 Index FTSE World Index Band of America Merrill Lynch 5 Year Treasury Index Citigroup World Government Bond Index

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management.

Discretionary Incentive Compensation – Transamerica Large Cap Value

Generally, discretionary incentive compensation for Active Equity portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to these portfolio managers, such benchmarks for the Fund and other accounts include the following:

Portfolio Manager(s)	Benchmarks Applicable to Each Manager
Robert C. Doll, Jr. Daniel Hanson Peter Stournaras	Multi-Cap Core Funds, Multi-Cap Growth Funds and Multi-Cap Value Funds Classifications

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

Discretionary Incentive Compensation - Transamerica Multi-Managed Balanced

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income and multi-asset class funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. Performance of index funds is based on the performance of such funds relative to pre-determined tolerance bands around a benchmark, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts include the following:

Portfolio Manager(s)	Benchmarks Applicable to Each Manager
Matthew Marra

50% LB_LONG_GC / 30% LCREDINT / 20

Barclays Capital Aggregate Ex BBB, ABS, CMBS, ARM

Barclays Capital Intermediate Corp

Barclays Capital U.S. Aggregate In

Barclays Capital U.S. Government/Mortgage

Barclays Capital Universal Index

Bank of America ML Government Corperate Rated A AND

LEH INT AGG EX BBB, ABS, CMBS, ARM

Rick Rieder	Fixed Income Fundamental Trading F Strategic Income Opportunities BON
Eric Pellicciaro	3-Month Sterling LIBID
Bob Miller

50% LB_LONG_GC / 30% LCREDINT / 20

Barclays Capital Aggregate Ex BBB, ABS, CMBS, ARM

Barclays Capital Intermediate Corp

Barclays Capital U.S. Aggregate In

Barclays Capital U.S. Government/Mortgage

Barclays Capital Universal Index

Bank of America ML Government Corporate Rated A AND

LEH INT AGG EX BBB, ABS, CMBS, ARM

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of annual bonuses in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Doll, Hanson, Marra, Pellicciaro and Rieder have each received long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among various BlackRock investment options. Messrs. Marra, Rieder, Pellicciaro and Miller have each participated in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation. The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000.

Ownership of Securities

As of October 31, 2011, none of the portfolio managers beneficially owned any equity securities in the funds.

Transamerica Global Real Estate Securities

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
T. Ritson Ferguson	12	$9.04 billion	40	$6 billion	78	$5.5 billion
Joseph P. Smith	12	$9.04 billion	38	$6 billion	77	$4.9 billion
Steven D. Burton	10	$7.7 billion	39	$6 billion	60	$4.8 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
T. Ritson Ferguson	0	$0	6	$446 million	7	$802 million
Joseph P. Smith	0	$0	6	$446 million	7	$802 million
Steven D. Burton	0	$0	6	$446 million	7	$802 million

Conflict of Interest

A Clarion portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the fund. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for a portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of a Clarion portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A Clarion portfolio manager may also manage accounts whose objectives and policies differ from those of the fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the fund maintained its position in that security.

A potential conflict may also arise when a Clarion portfolio manager is responsible for accounts that have different advisory fees – the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

The sub-adviser recognizes the duty of loyalty it owes to its clients and has established and implemented certain policies and procedures designed to control and mitigate conflicts of interest arising from the execution of a variety of portfolio management and trading strategies across the firm’s diverse client base. Such policies and procedures include, but are not limited to, (i) investment process, portfolio management and trade allocation procedures (ii) procedures regarding short sales in securities recommended for other clients; and (iii) procedures regarding personal trading by the firm’s employees (contained in the Code of Ethics).

Compensation

As of October 31, 2011, there are three pieces of compensation for portfolio managers – base salary, annual bonus and deferred compensation awards. Base salary is reviewed annually and fixed for each year at market competitive levels. Variable bonus and deferred compensation awards are made annually and are based upon individual achievement, over each annual period, of performance objectives established at the beginning of the period. Portfolio managers’ objectives include targets for gross performance above specific benchmarks for all portfolios they manage, including the fund. With respect to the fund, such benchmarks include the FTSE EPRA/NAREIT Developed Index and the S&P Developed Property Index. Compensation is not based on the level of fund assets.

Senior management of Clarion, including the portfolio managers primarily responsible for the Fund, owns approximately 23% of the firm on a fully-diluted basis. Ownership entitles senior management to an increasing share of the firm’s profit over time, although an owner’s equity interest may be forfeited if the individual resigns voluntarily in the first several years.

Ownership of Securities

As of October 31, 2011, the portfolio managers did not beneficially own equity securities in the fund.

Transamerica Global Macro

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed*	Number	Assets Managed*	Number	Assets Managed*
Kenneth J. Ferguson	10	$2.2 billion	13	$1.7 billion	22	$10.2 billion
Dori Levanoni	10	$2.2 billion	13	$1.7 billion	22	$10.2 billion
Edgar E. Peters

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Kenneth J. Ferguson	0	$0	8	$1.7 billion	11	$3.7 billion
Dori Levanoni	0	$0	8	$1.7 billion	11	$3.7 billion
Edgar E. Peters

*Includes market values for fully funded portfolios and the notional values for margin funded portfolios managed by First Quadrant and non-discretionary portfolios managed by joint venture partners using First Quadrant, L.P. investment signals. First Quadrant is defined in this context as the combination of all discretionary portfolios of First Quadrant, L.P. and its joint venture partners, but only wherein FQ has full investment discretion over the portfolios.

Conflict of Interest

Potential conflicts of interest. First Quadrant’s structure and business activities are of a nature such that the potential for conflicts of interest has been minimized. First Quadrant’s investment approach is quantitative in nature. Computer models are the primary source of trading decisions and, although monitored daily, are not exposed to the levels of “subjectivity” risk that decisions made by individuals would be. Order aggregation and trade allocation are made on an objective basis and according to preset computerized allocations and standardized exceptions. The methodologies would normally consist of pro-rata or percentage allocation. The firm maintains and enforces personal trading policies and procedures, which have been designed to minimize conflicts of interest between client and employee trades.

Compensation

Compensation: First Quadrant’s compensation consists of both a base salary and a bonus, both of which vary depending upon each individual employee’s qualifications, their position within the firm, and their annual performance/contribution to the profitability of client portfolios. Bonuses are entirely at the discretion of First Quadrant’s management, and based on individual employee performance. While performance is measured wherever measurement is appropriate, no formulas are used to tie bonus payouts to performance to insure that full discretion remains in the hands of management to avoid any potential creation of unintended incentives. Risk is taken into account in evaluating performance, but note that risk levels in portfolios managed by First Quadrant are determined systematically, i.e., the level of risk taken in portfolios is not at the discretion of portfolio managers.

In addition to individual performance, overall firm performance carries an important weight in the bonus decision as well. All employees are evaluated at mid-year and annually; and salary increases and bonuses are made annually on a calendar-year basis.

Ownership of Securities

As of the October 31, 2011, the portfolio managers did not beneficially own any equity securities in the fund.

Transamerica Commodity Strategy

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Stephen Lucas	106	$43 billion	128	$44.1 billion	1,955	$228.3 billion
Michael Johnson	11	$822 million	24	$3.1 billion	14	$964 million
John Calvaruso	11	$822 million	32	$4.4 billion	23	$3.5 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Stephen Lucas	0	$0	17	$6.1 billion	38	$12.2 billion
Michael Johnson	0	$0	0	$0	0	$0
John Calvaruso	0	$0	8	$1.2 billion	0	$0

Conflict of Interest

GSAM is part of The Goldman Sachs Group, Inc. (together with its affiliates, directors, partners, trustees, managers, members, officers and employees, “Goldman Sachs”) a bank holding company. The involvement of GSAM, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to your fund or limit your fund’s investment activities. Goldman Sachs is a worldwide full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments, and high-net-worth individuals. As such, it acts as an investment banker, research provider, investment manager, financier, advisor, market maker, prime broker, derivatives dealer, lender, counterparty, agent and principal. In those and other capacities, Goldman Sachs advises clients in all markets and transactions and purchases, sells, holds and recommends a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for its own account or for the accounts of its customers, and has other direct and indirect interests, in the global fixed income, currency, commodity, equities, bank loan and other markets and the securities and issuers in which your fund may directly and indirectly invest. Thus, it is likely that your fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. As manager of your fund, GSAM receives management fees from the fund. In addition, GSAM’s affiliates may earn fees from relationships with your fund. Although these fees are generally based on asset levels, the fees are not directly contingent on fund performance, Goldman Sachs may still receive significant compensation from your fund even if shareholders lose money. Goldman Sachs and its affiliates engage in trading and advise accounts and funds which have investment objectives similar to those of your fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as your fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of your fund. The results of your fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs, and it is possible that your Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for Goldman Sachs or other accounts. In addition, your fund may enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, your fund may take a long position in a security at the same time that Goldman Sachs or other accounts managed by GSAM take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may, individually or in the aggregate, adversely impact your fund. Transactions by one or more Goldman Sachs-advised clients or GSAM may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of your fund. Your fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and effect transactions in, securities of issuers held by your fund, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to, distributors, consultants and others who recommend your fund or who engage in transactions with or for your fund.

For a more detailed description of potential conflicts of interest, please refer to the language from GSAM’s ADV Part 2.

Compensation

Compensation for portfolio managers of the Investment Adviser is comprised of a base salary and discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager’s individual performance and his or her contribution to overall team performance; the performance of the Investment Adviser and Goldman Sachs; the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded, in part, for their delivery of investment performance, measured on a pre-tax basis, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-, 3- and 5-year time horizons.

The benchmark for the Commodity Strategy Fund:

Commodity Strategy Fund: DJ-UBS Commodity Index

The discretionary variable compensation for portfolio managers is also significantly influenced by: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the fund. Other factors may also be considered including: (1) general client/shareholder orientation and (2) teamwork and leadership. Portfolio managers may receive equity-based awards as part of their discretionary variable compensation.

Other Compensation—In addition to base salary and discretionary variable compensation, the Investment Adviser has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.

Ownership of Securities

As of October 31, 2011, none of the portfolio managers beneficially owned any equity securities in the fund.

Transamerica International Value

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Ronald W. Holt	4	$1.4 billion	1	$ 26.8 million	10	$279 million
Moira McLachlan	1	$75.5 million	0	$0	3	$ 13.2 million
Lauretta (Retz) Reeves	2	$145.8 million	1	$ 19.2 million	7	$174 million

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Ronald W. Holt	1	$1.2 billion	0	$0	0	$0
Moira McLachlan	0	$0	0	$0	0	$0
Lauretta (Retz) Reeves	0	$0	0	$0	0	$0

Conflict of Interest

Potential conflicts of interest may arise from a portfolio manager’s management of, or the firm’s management of, other clients. Such conflicts could arise based on differing fee arrangements with other clients. Differing fee arrangements could cause an incentive to favor one client over another in the allocation of investment opportunities, particularly if one client has a performance fee that could be significantly higher (or lower) than a straight base fee. Also, conflicts could arise for a portfolio manager to favor one client over another depending how a portfolio manager is compensated. Finally, material conflicts could arise from the portfolio manager’s knowledge of the size, timing and possible market impact of Fund trades, whereby a portfolio manager could try to use this information to the advantage of other accounts or personally in his or her personal securities transaction.

HGI has implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing accounts for multiple clients. HGI also monitors for compliance with account guidelines and allocation of IPOs. HGI also has implemented and monitors compliance with our Code of Ethics that is designed to prevent employees from trading to the detriment of our clients. Finally, HGI periodically monitors investment returns of client accounts within the same style or approach, including dispersion of client account returns, to ensure that material dispersions are based upon something other than preferential treatment being accorded to other accounts in the same style or approach (such as investment policies or restrictions or cash inflows or outflows).

Compensation

HGI’s compensation practices are designed to maintain a competitive compensation structure to attract, retain and motivate investment professionals of the highest caliber. HGI seeks to reward performance in a manner which aligns the interests of its investment professionals with those of the company and its clients. To accomplish these ends, portfolio managers are compensated by a combination of base salary and participation in HGI’s incentive bonus program. Senior investment professionals also may participate in a deferred bonus program that is intended to encourage long-term retention of investment professionals. A portfolio manager’s base salary is a fixed amount that may change as a result of an annual review, assumption of new duties or based on a market adjustment.

HGI portfolio managers also have the opportunity to participate in a bonus pool linked to the direct profits of their respective investment teams. A portfolio manager’s allocation in the pool is determined through a subjective process that evaluates numerous qualitative and quantitative factors, including, but not limited to, pre-tax performance of the Fund and other accounts managed by the portfolio manager relative to the account’s benchmark, given the account’s objectives, investment policies and restrictions and market environment over the preceding calendar year. This performance factor is not based on the value of the assets held in any client portfolio. Additional factors include the portfolio manager’s contributions to the investment management functions within HGI, contributions to the development of other investment professionals and supporting staff, and overall contributions to client development and service and strategic planning for the firm. The target bonus is expressed as a percentage of the total bonus pool and that can vary (higher or lower) based on an evaluation of the above-mentioned factors.

Finally, many senior portfolio managers have an additional opportunity to participate in an annual bonus linked to the overall profitability of HGI. All or a portion of payments from this pool may be deferred for a specific period of time and invested in funds, including HGI-managed products. This plan is designed to retain qualified investment professionals and further align their interests with those of our clients and the firm. Participation in this bonus program is discretionary, and is determined annually by the Compensation Committee of the Board of Directors of HGI’s parent company.

Ownership of Securities

As of October 31, 2011, none of the portfolio managers beneficially owned any equity securities in the fund.

Transamerica Select Equity

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Jerrold K. Senser	16	$9.9 billion	14	$1.7 billion	126	$9.5 billion
Thomas R. Wenzel	16	$9.9 billion	14	$1.7 billion	126	$9.5 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Jerrold K. Senser	0	$0	0	$0	9	$1.1 billion
Thomas R. Wenzel	0	$0	0	$0	9	$1.1 billion

Conflicts of Interest

Individual fund managers may manage multiple accounts for multiple clients. In addition to the portfolios, these other accounts may include separate accounts, pension and profit sharing plans, foundations and 401(k) plans. ICAP manages all accounts on a team basis. ICAP manages potential conflicts of interest between a fund and other types of accounts through allocation policies and oversight by ICAP’s compliance department. ICAP has developed trade allocation systems and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts of interest in situations where two or more funds or accounts participate in investment decisions involving the same securities.

Compensation

Compensation for members of the research team is comprised of salary, annual bonus, and long-term incentive compensation. Key factors that are considered in determining compensation for senior analysts include performance attribution for their sector relative to benchmarks, the number and quality of new stock presentations, contributions to the portfolio management team process, their work in developing and mentoring junior analysts, their contribution to the overall ICAP organization, and their professional conduct. Attribution is evaluated for the current year as well as over the prior three years. Junior analysts are evaluated primarily on their mastery of ICAP’s investment process, their contribution to the investment research work done in their sector, their contribution to the overall ICAP organization, and their professional conduct. Annual bonus and long-term incentive compensation pools are determined in the aggregate by a mix of ICAP’s revenue and cash flow performance over various periods of time. We believe the structure of these programs provides a meaningful vehicle for ICAP’s research team to benefit from the provision of good investment results for ICAP’s clients and the growth in ICAP’s business.

Ownership of Securities

As of October 31, 2011, the portfolio managers did not beneficially own any equity securities in the fund.

Transamerica Growth

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Blair Boyer	5	$2.8 billion	3	$269 million	32	$3.2 billion
Michael A. Del Balso*	11	$11.2 billion	5	$1.0 billion	5	$622 million
Spiros “Sig” Segalas	14	$24.4 billion	2	$272 million **	8	$2.2 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Blair Boyer	0	$0	0	$0	0	$0
Michael A. Del Balso	0	$0	0	$0	0	$0
Spiros “Sig” Segalas	0	$0	1	$7.8 million***	0	$0

*	Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.
**	Excludes performance fee accounts.
***	The portfolio manager only manages a portion of the accounts subject to a performance fee. The market value shown reflects the portion of those accounts managed by the portfolio manager.

Conflict of Interest

In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, Jennison has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

Jennison’s portfolio managers typically manage multiple accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), commingled trust accounts, other types of unregistered commingled accounts (including hedge funds), affiliated single client and commingled insurance separate accounts, model nondiscretionary portfolios, and model portfolios used for wrap fee programs. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio. Similarly, securities sold from one portfolio may result in better performance if the value of that security declines. Generally, however, portfolios in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, timing of investments, fees, expenses and cash flows.

Furthermore, certain accounts (including affiliated accounts) in certain investment strategies may buy or sell securities while accounts in other strategies may take the same or differing, including potentially opposite, position. For example, certain strategies may short securities that may be held long in other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short. Jennison has policies and procedures that seek to mitigate, monitor and manage this conflict.

In addition, Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts. Some accounts have higher fees, including performance fees, than others. Fees charged to clients differ depending upon a number of factors including, but not limited to, the particular strategy, the size of the portfolio being managed, the relationship with the client, the service requirements and the asset class involved. Fees may also differ based on the account type (e.g., commingled accounts, trust accounts, insurance company separate accounts or corporate, bank or trust-owned life insurance products). Some accounts, such as hedge funds and alternative strategies, have higher fees, including performance fees, than others. Based on these factors, a client may pay higher fees than another client in the same strategy. Also, clients with larger assets under management generate more revenue for Jennison than smaller accounts. These differences may give rise to a potential conflict that a portfolio manager may favor the higher fee-paying account over the other or allocate more time to the management of one account over another.

Furthermore, if a greater proportion of a portfolio manager’s compensation could be derived from an account or group of accounts, which include hedge fund or alternative strategies, than other accounts under the portfolio manager’s management, there could be an incentive for the portfolio manager to favor the accounts that could have a greater impact on the portfolio manager’s compensation. While Jennison does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Jennison personnel periodically review the performance of Jennison’s portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager.

Compensation

Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals. Additionally, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a deferred compensation program where all or a portion of the cash bonus can be invested in a variety of predominately Jennison managed investment strategies on a tax-deferred basis.

Investment professionals’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. Some portfolio managers may manage or contribute ideas to more than one product strategy and are evaluated accordingly. The factors reviewed for the portfolio managers are listed below in order of importance.

The following primary quantitative factor is reviewed for the portfolio managers: one and three year pre-tax investment performance of groupings of accounts relative to market conditions, pre-determined passive indicesRussell 1000® Growth Index and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible. The qualitative factors reviewed for the portfolio managers may include: historical and long-term business potential of the product strategies; qualitative factors such as teamwork and responsiveness; and other individual factors such as experience and other responsibilities such as being a team leader or supervisor may also affect an investment professional’s total compensation.

Ownership of Securities

As of October 31, 2011, Blair Boyer, Michael Del Balso and Spiros Segalas did not beneficially own any equity securities in the fund.

Transamerica Core Bond

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Douglas S. Swanson	10	$31.8 billion	7	$8.2 billion	68	$13.1 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Douglas S. Swanson	0	$0	0	$0	4	$2.3 billion

Transamerica International Bond

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Jon B. Jonsson	1	$1.95 billion	23	$4 billion	13	$3.8 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Jon B. Jonsson	0	$0	0	$0	0	$0

Transamerica Long/Short Strategy

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Terance Chen	9	$2.54 billion	1	$171 million	2	$407 million

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Terance Chen	0	$0	0	$0	0	$0

Transamerica MidCap Value

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Jonathan K.L. Simon	14	$10.6 billion	6	$2.5 billion	27	$1.7 billion
Lawrence Playford	8	$8.8 billion	2	$509 million	21	$1.5 billion
Gloria Fu	8	$8.8 billion	2	$509 million	21	$1.4 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Jonathan Simon	0	$0	0	$0	0	$0
Lawrence Playford	0	$0	0	$0	0	$0
Gloria Fu	0	$0	0	$0	0	$0

Transamerica Multi-Managed Balanced - JPMorgan

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Scott Blasdell	5	$1.16 billion	3	$779 million	1	$202 million
Terance Chen	9	$2.45 billion	1	$171 million	2	$407 million
Raffaele Zingone	5	$1.3 billion	2	$450 million	5	$7.5 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Scott Blasdell	0	$0	0	$0	4	$3.47 billion
Terance Chen	0	$0	0	$0	0	$0
Raffaele Zingone	0	$0	0	$0	2	$2.6 billion

Conflict of Interest

The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing J.P. Morgan Investment Management Inc. (JP Morgan)’s and its affiliates clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.

JP Morgan and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JP Morgan and its affiliates or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JP Morgan or its affiliates could be viewed as having a conflict of interest to the extent that JP Morgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JP Morgan’s or its affiliate’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JP Morgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JP Morgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JP Morgan and its affiliates may be perceived as causing accounts they manages to participate in an offering to increase JP Morgan’s or its affiliates’ overall allocation of securities in that offering.

A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JP Morgan or its affiliates manage accounts that engage in short sales of securities of the type in which the fund invests, JP Morgan or its affiliates could be seen as harming the performance of the fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, JP Morgan may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JP Morgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude a fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the fund’s objectives.

The goal of JP Morgan and its affiliates is to meet their fiduciary obligation with respect to all clients. JP Morgan and its affiliates have policies and procedures that seek to manage conflicts. JP Morgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JP Morgan’s Codes of Ethics and JPMC’s Code of Conduct. With respect to the allocation of investment opportunities, JP Morgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with JP Morgan’s duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JP Morgan or its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JP Morgan and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JP Morgan or its affiliates so that fair and equitable allocation will occur over time.

Compensation

JP Morgan’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory notional investments (as described below) in selected mutual funds advised by JP Morgan. These elements reflect individual performance and the performance of JP Morgan’s business as a whole.

Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the funds’ pre-tax performance is compared to the appropriate market peer group and to each fund’s benchmark index listed in the fund’s prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.

Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 40% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by JP Morgan or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

Ownership of Securities

As of October 31, 2011, none of the portfolio managers beneficially owned any equity securities in the funds.

Transamerica Emerging Markets Debt

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Scott Moses	0	$0	2	$1.4 billion	11	$863 million
Todd Howard	0	$0	2	$1.4 billion	11	$863 million

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Scott Moses	0	$0	0	$0	0	$0
Todd Howard	0	$0	0	$0	0	$0

Conflicts of Interest

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to day portfolio management responsibilities with respect to more than one fund or account.

Logan Circle has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect portfolio management decisions; however, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Logan Circle and/or its affiliates manage accounts certain accounts subject to performance-based fees or may have proprietary investments in certain accounts. The side-by-side management of the fund and these other accounts may raise potential conflicts of interest with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions. The performance of the fund’s investments could be adversely affected by the manner in which the Logan Circle enters particular orders for all such accounts. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited supply and allocation of investment opportunities generally, could raise a potential conflict of interest, as Logan Circle may have an incentive to allocate securities that are expected to increase in value to favored accounts. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price.

Logan Circle has adopted a policy to allocate investment opportunities in a fair and equitable manner among client accounts. Orders for the same security on the same day are generally aggregated consistent with Logan Circle’s duty of best execution; however, purchases of fixed income securities cannot always be allocated pro rata across all client accounts with similar investment strategies and objectives. Logan Circle will attempt to mitigate any potential unfairness using an objective methodology that in the good faith judgment of Logan Circle permits a fair and equitable allocation over time.

Logan Circle will manage the fund and other client accounts in accordance with their respective investment objectives and guidelines. As a result, Logan Circle may give advice, and take action with respect to any current or future other client accounts that may be opposed to or conflict with the advice Logan Circle may give to the fund, or may involve a different timing or nature of action than with respect to the fund. Where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increases the holding in such security. The results of the investment activities of the fund may differ significantly from the results achieved by Logan Circle for other client accounts.

Compensation

Logan Circle’s compensation program is structured to align the firm’s compensation and incentive programs with the interests of our clients. The program is a combination of short and long term elements to compensate investment professionals, and non-investment professionals, based on the overall financial success of Logan Circle, their contribution towards team objectives and their ability to generate long-term investment success for the firm’s clients. Logan Circle believes that these financial incentives, and the Logan Circle cultural environment, create an organization that will be highly successful in attracting and retaining high-caliber investment professionals. The incentive program is primarily comprised of four elements:

(i) Fixed base salary: This is generally the smallest portion of compensation and is generally within a similar range for all investment professionals. The base salary does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

(ii) Discretionary incentive compensation in the form of an annual cash bonus: Logan Circle’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, Logan Circle considers the contribution to his/her team or discipline, as well as his/her contribution to the overall firm. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer groups or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance.

(iii) Long-Term Incentive Plan (“LTIP”): As a long-term incentive and performance bonus, Logan Circle and Fortress Investment Group LLC (“FIG”), Logan Circle’s parent company, have structured a Long-Term Incentive Plan (“LTIP”). Shares of this earnings bonus plan are distributed to Logan Circle’s key investment and non-investment personnel as a means of incentive and retention.

(iv) Contributions under the FIG 401(k) Plan: The contributions are based on the overall profitability of FIG. The amount and allocation of the contributions are determined at the sole discretion of FIG.

Ownership of Securities

As of October 31, 2011, the portfolio managers did not beneficially own any equity securities in the fund.

Transamerica Bond

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Kathleen C. Gaffney	11	$45.9 billion	9	$5.9 billion	56	$4.6 billion
Daniel J. Fuss	14	$48.4 billion	3	$2 billion	75	$9.8 billion
Mathew Eagan	14	$46.3 billion_	16	$5.8 billion	51	$4.9 billion
Elaine M. Stokes	10	$45.7 billion	7	$4 billion	53	$3 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Kathleen C. Gaffney	0	$0	0	$0	0	$0
Daniel J. Fuss	0	$0	0	$0	3	$469 million
Mathew Eagan	0	$0	0	$800 million	0	$0
Elaine M. Stokes	0	$0	0	$0	1	$237 million

Conflict of Interest

The fact that a portfolio manager manages a mutual fund as well as other accounts creates the potential for conflicts of interest. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees or accounts of affiliated companies. Such favorable treatment could lead to more favorable investment opportunities for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s specific investment objectives, guidelines, restrictions and circumstances and other relevant factors, such as the size of an available investment opportunity, the availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. In addition, Loomis Sayles maintains trade allocation and aggregation policies and procedures to address this potential conflict.

Compensation

Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up of three main components – base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan.

Base salary is a fixed amount based on a combination of factors including industry experience, firm experience, job performance and market considerations.

Variable compensation is an incentive-based component and generally represents a significant multiple of base salary. It is based on four factors – investment performance, profit growth of the firm, profit growth of the manager’s business unit and team commitment. Investment performance is the primary component and generally represents at least 60% of the total for fixed income managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the group’s Chief Investment Officer (CIO) and senior management. The CIO and senior management evaluate these other factors annually.

While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance is measured by comparing the performance of the firm’s institutional composite (pre-tax and net of fees) in the manager’s style to the performance of an external benchmark and a customized peer group. The benchmark used for the investment style utilized for Transamerica Loomis Sayles Bond is the Barclays Capital U.S. Government/Credit Index. The customized peer group is created by the firm and is made up of institutional managers in the particular investment style. A manager’s relative performance for the past five years is used to calculate the amount of variable compensation payable due to performance. To ensure consistency, the firm analyzes the five-year performance on a rolling three-year basis. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product.

Loomis Sayles uses both an external benchmark and a customized peer group as measuring sticks for fixed income manager performance.

Loomis Sayles has developed and implemented two long-term incentive plans to attract and retain investment talent. These plans supplements existing compensation. The first plan has several important components distinguishing it from traditional equity ownership plans:

•	the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;
•	upon retirement a participant will receive a multi-year payout for his or her vested units;
•	participation is contingent upon signing an award agreement, which includes a non-compete covenant.

The second plan also is similarly constructed although the participants’ annual participation in company earnings is deferred for two years from the time of award and is only payable if the portfolio manager remains at Loomis Sayles. In this plan, there is no post-retirement payments or non-complete covenants.

Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan is initially offered to portfolio managers and over time the scope of eligibility is likely to widen. Management has full discretion on what units are issued and to whom.

Mr. Fuss’s compensation is also based on his overall contributions to the firm in his various roles as Senior Portfolio Manager, Vice Chairman and Director. As a result of these factors, the contribution of investment performance to Mr. Fuss’ total variable compensation may be significantly lower than the percentage reflected above. Mr. Fuss also received fixed payments related to his continued service with the firm. These payments were made by the parent company of Loomis Sayles pursuant to an agreement entered into at the time of the parent company’s acquisition of Loomis Sayles’ previous parent company.

Mr. Eagan also serves as a Portfolio Manager to certain private investment funds managed by Loomis Sayles, and may receive additional compensation based on the investment activities for each of those funds.

Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

Ownership of Securities

As of October 31, 2011, the portfolio managers did not beneficially own any equity securities in the fund.

Transamerica International Equity Opportunities

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Daniel Ling	10	$9.0 billion	1	$595.9 million	20	$3.6 billion
Marcus L. Smith	11	$9.1 billion	1	$595.9 million	23	$4.3 billion

Fee Based Accounts* (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Daniel Ling	0	$0	0	$0	1	$413.6 million
Marcus L. Smith	0	$0	0	$0	1	$413.6 million

*     Performance fees for any particular account are paid to MFS, not the portfolio manager, and the portfolio manager’s compensation is not determined by reference to the level of performance fees received by MFS.

Conflict of Interest

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both a Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) gives rise to potential conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there are securities which are suitable for a fund’s portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. A fund’s trade allocation policies may give rise to conflicts of interest if a fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of a fund’s investments. Investments selected for funds or accounts other than a fund may outperform investments selected for a fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a fund is concerned. In most cases, however, MFS believes that a fund’s ability to participate in volume transactions will produce better executions for the fund.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the fund, for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or include an investment by the portfolio manager.

Compensation

Portfolio manager compensation is reviewed annually. As of December 31, 2011, the MFS portfolio managers’ total cash compensation is a combination of base salary and performance bonus:

Base Salary – Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices (“benchmarks”). As of December 31, 2011, the following benchmarks were used to measure performance for the fund::

Portfolio Manager	Benchmark(s)
Daniel Ling	MSCI EAFE Index

MSCI EAFE Index
Marcus L. Smith

Additional or different benchmarks, including versions of indices and custom indices may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one-year and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Ownership of Securities

As of October 31, 2011, neither of the portfolio managers beneficially owned any equity securities in the fund.

Transamerica Capital Growth

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Dennis P. Lynch	35	$18.6 billion	4	$3.6 billion	13	$1.2 billion
David S. Cohen	35	$18.6 billion	4	$3.6 billion	13	$1.2 billion
Sam G. Chainani	35	$18.6 billion	4	$3.6 billion	13	$1.2 billion
Alexander T. Norton	35	$18.6 billion	4	$3.6 billion	13	$1.2 billion
Jason C. Yeung	35	$18.6 billion	4	$3.6 billion	13	$1.2 billion
Armistead B. Nash	35	$18.6 billion	4	$3.6 billion	13	$1.2 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Dennis P. Lynch	0	$0	0	$0	0	$0
David S. Cohen	0	$0	0	$0	0	$0
Sam G. Chainani	0	$0	0	$0	0	$0
Alexander T. Norton	0	$0	0	$0	0	$0
Jason C. Yeung	0	$0	0	$0	0	$0
Armistead B. Nash	0	$0	0	$0	0	$0

Transamerica Developing Markets Debt

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Eric J. Baurmeister	7	$2.6 billion	15	$1.8 billion	15	$5.0 billion
Federico L. Kaune	7	$2.6 billion	15	$1.8 billion	15	$5.0 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Eric J. Baurmeister	0	$0	0	$0	2	$522 million
Federico L. Kaune	0	$0	0	$0	2	$522 million

Transamerica Growth Opportunities

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Dennis P. Lynch	35	$18.6 billion	4	$3.6 billion	13	$1.2 billion
David S. Cohen	35	$18.6 billion	4	$3.6 billion	13	$1.2 billion
Sam G. Chainani	35	$18.6 billion	4	$3.6 billion	13	$1.2 billion
Alexander T. Norton	35	$18.6 billion	4	$3.6 billion	13	$1.2 billion
Jason C. Yeung	35	$18.6 billion	4	$3.6 billion	13	$1.2 billion
Armistead B. Nash	35	$18.6 billion	4	$3.6 billion	13	$1.2 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Dennis P. Lynch	0	$0	0	$0	0	$0
David S. Cohen	0	$0	0	$0	0	$0
Sam G. Chainani	0	$0	0	$0	0	$0
Alexander T. Norton	0	$0	0	$0	0	$0
Jason C. Yeung	0	$0	0	$0	0	$0
Armistead B. Nash	0	$0	0	$0	0	$0

Transamerica Small Company Growth

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Dennis P. Lynch	35	$18.6 billion	4	$3.6 billion	13	$1.2 billion
David S. Cohen	35	$18.6 billion	4	$3.6 billion	13	$1.2 billion
Sam G. Chainani	35	$18.6 billion	4	$3.6 billion	13	$1.2 billion
Alexander T. Norton	35	$18.6 billion	4	$3.6 billion	13	$1.2 billion
Jason C. Yeung	35	$18.6 billion	4	$3.6 billion	13	$1.2 billion
Armistead B. Nash	35	$18.6 billion	4	$3.6 billion	13	$1.2 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Dennis P. Lynch	0	$0	0	$0	0	$0
David S. Cohen	0	$0	0	$0	0	$0
Sam G. Chainani	0	$0	0	$0	0	$0
Alexander T. Norton	0	$0	0	$0	0	$0
Jason C. Yeung	0	$0	0	$0	0	$0
Armistead B. Nash	0	$0	0	$0	0	$0

Conflict of Interest

Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the sub-adviser may receive fees from certain accounts that are higher than the fee it receives from the fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the fund. In addition, a conflict of interest could exist to the extent the sub-adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the sub-adviser’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the sub-adviser manages accounts that engage in short sales of securities of the type in which the fund invests, the sub-adviser could be seen as harming the performance of the fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The sub-adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Compensation

Portfolio Manager Compensation Structure

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio manager.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation. Discretionary compensation can include:

•	Cash Bonus.
•

Morgan Stanley’s Long Term Incentive Compensation awards—a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions. All long term incentive compensation awards are subject to clawback provisions where awards can be cancelled if an employee takes any action, or omits to take any action which; causes a restatement of Morgan Stanley’s consolidated financial results; or constitutes a violation of Morgan Stanley’s risk policies and standards.

•

Investment Management Alignment Plan (IMAP) awards—a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of their IMAP deferral account into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include one of the Portfolios. In addition to the clawbacks listed above for long term incentive compensation awards, the provision on IMAP awards is further strengthened such that it may also be triggered if an employee’s actions cause substantial financial loss on a trading strategy, investment, commitment or other holding provided that previous gains on those positions were relevant to the employees’ prior year compensation decisions.

•

Voluntary Deferred Compensation Plans—voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and notionally invest the deferred amount across a range of designated investment funds, which may include funds advised by the Adviser or its affiliates.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. These factors include:

•	Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.
•	The investment performance of the funds/accounts managed by the portfolio manager.
•	Contribution to the business objectives of the Adviser.
•	The dollar amount of assets managed by the portfolio manager.
•	Market compensation survey research by independent third parties.
•	Other qualitative factors, such as contributions to client objectives.
•	Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

Ownership of Securities

As of October 31, 2011, the portfolio managers did not own any shares in the funds they manage.

Transamerica International

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts*
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Benjamin Segal	5	$909 million	0	$0	67	$5.5 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Benjamin Segal	0	$0	0	$0	0	$0

*         Other accounts include separate accounts, sub-advised accounts and managed accounts (WRAP).

Conflict of Interest

Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts could include, for example, conflicts in the allocation of investment opportunities and aggregated trading. The sub-adviser has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Compensation

Neuberger Berman’s compensation philosophy is one that focuses on rewarding performance and incentivizing our employees. Neuberger Berman is also focused on creating a compensation process that it believes is fair, transparent, and competitive with the market.

Compensation for Portfolio Managers consists of fixed and variable compensation but is more heavily weighted on the variable portion of total compensation and reflects individual performance, overall contribution to the team, collaboration with colleagues across Neuberger Berman and, most importantly, overall investment performance. In particular, the bonus for a Portfolio Manager is determined by using a formula. In addition, the bonus may or may not contain a discretionary component. If applicable, the discretionary component is determined on the basis of a variety of criteria, including investment performance (including the pre-tax three-year track record in order to emphasize long-term performance), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman. In addition, compensation of portfolio managers at other comparable firms is considered, with an eye toward remaining competitive with the market.

Incentive Structure

As a firm, Neuberger Berman believes that providing its employees with appropriate incentives, a positive work environment and an inclusive and collaborative culture is critical to its success in retaining employees.

The terms of its long-term retention incentives are as follows:

•         Employee-Owned Equity. An integral part of the management buyout of Neuberger Berman was the implementation of an equity ownership structure which embodies the importance of incentivizing and retaining key investment professionals. Investment professionals have received a majority of the common equity owned by all employees, and the same proportion of the preferred interests owned by employees.

Employee equity and preferred stock will be subject to vesting (generally 25% vests each year at the 2nd, 3rd, 4th and 5th anniversaries of the grant).

•         Contingent Compensation. Neuberger Berman established the Neuberger Berman Group Contingent Compensation Plan (the “CCP”) to serve as a means to further align the interests of our employees with the success of the firm and the interests of our clients, and to reward continued employment. Under the CCP, a percentage of a participant’s total compensation is contingent and tied to the performance of a portfolio of Neuberger Berman’s investment strategies as specified by the firm on an employee-by-employee basis. By having a participant’s contingent compensation be tied to Neuberger Berman investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas. In the case of Portfolio Managers, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader Neuberger Berman portfolio. Subject to satisfaction of certain conditions of the CCP (including conditions relating to continued employment), contingent amounts under the 2009 and 2010 CCP will vest 50% after two years and 50% after three years. The contingent amounts under the 2011 CCP will vest in 1/3 increments each year over a three year period. Neuberger Berman determines annually which employees participate in the program based on total compensation for the applicable year.

•         Restrictive Covenants. Select senior professionals who have received equity grants have agreed to restrictive covenants which may include non-compete and non-solicit restrictions depending on participation.

Ownership of Securities

As of October 31, 2011, the portfolio manager did not beneficially own any equity securities in the fund.

Transamerica Developing Markets Equity

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Justin Leverenz	4	$24.4 billion	2	$823 million	3	$308 million

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Justin Leverenz	0	$0	0	$0	0	$0

Transamerica Small- & Mid-Cap Value Select

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
John Damian	9	$4.6 billion	2	$34.12 million	1	$147 million

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
John Damian	0	$0	0	$0	0	$0

Conflict of Interest

As indicated in the chart above, the Portfolio Managers also manage other funds and accounts. Potentially, at times, those responsibilities could conflict with the interests of the funds. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the funds’ investment objectives and strategies. For example, the Portfolio Managers may need to allocate investment opportunities between the funds and another fund or account having similar objectives or strategies, or he may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the funds. Not all funds and accounts advised by Oppenheimer have the same management fee. If the management fee structure of another fund or account is more advantageous to Oppenheimer than the fee structure of the funds, Oppenheimer could have an incentive to favor the other fund or account. However, Oppenheimer’s compliance procedures and Code of Ethics recognize Oppenheimer’s fiduciary obligation to treat all of its clients, including the funds, fairly and equitably, and are designed to preclude the Portfolio Managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, the funds’ Portfolio Managers may manage other funds or accounts with investment objectives and strategies similar to those of the funds, or she may manage funds or accounts with different investment objectives and strategies.

Compensation

The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions. The annual discretionary bonus is determined by senior management of Oppenhiemer and is based on a number of factors, including a fund’s pre-tax performance for periods of up to five years, measured against an appropriate Lipper benchmark selected by management. The majority (80%) is based on three and five year data, with longer periods weighted more heavily. Below median performance in all three periods results in an extremely low, and in some cases no, performance based bonus. The Lipper benchmark with respect to Transamerica Developing Markets is Lipper – Emerging Markets funds. The Lipper benchmark with respect to Transamerica Small- & Mid-Cap Value Select is Lipper – Mid Cap Value Funds. Other factors considered include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Manager’s compensation is not based on the total value of the fund’s portfolio assets, although the fund’s investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the fund and other funds as accounts managed by the Portfolio Manager. Except as described, the compensation structure of the other funds and accounts managed by the Portfolio Manager is the same as the compensation structure of the fund, described above.

Ownership of Securities

As of October 31, 2011, the portfolio managers did not beneficially own any equity securities in the funds.

Transamerica Real Return TIPS

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Mihir Worah	22	$70 billion	19	$11 billion	63	$28 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Mihir Worah	0	$0	0	$0		$4.8 billion

Transamerica Total Return

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Chris P. Dialynas	16	$20 billion	16	$14 billion	99	$41 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Chris P. Dialynas	0	$0	0	$0	9	$5.3 billion

Conflict of Interest

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting a Fund’s investment opportunities may also arise when the Fund and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting a Fund’s investment opportunities.

Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for a Fund. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between a Fund and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of a Fund.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

Compensation

PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, discretionary performance bonus, and may include an equity or long term incentive component.

Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

The Total Compensation Plan consists of three components:

•

Base Salary - Base salary is determined based on core job responsibilities, market factors and internal equity. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or a significant change in the market. Base salary is paid in regular installments throughout the year and payment dates are in line with local practice.

•

Performance Bonus - Performance bonuses are designed to reward individual performance. Each professional and his or her supervisor will agree upon performance objectives to serve as a basis for performance evaluation during the year. The objectives will outline individual goals according to pre-established measures of the group or department success. Achievement against these goals as measured by the employee and supervisor will be an important, but not exclusive, element of the Compensation Committee’s bonus decision process. Final award amounts are determined at the discretion of the Compensation Committee and will also consider firm performance.

•

Equity or Long Term Incentive Compensation - Equity allows certain professionals to participate in the long-term growth of the firm. The M unit program provides for annual option grants which vest over a number of years and may convert into PIMCO equity that shares in the profit distributions of the firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time. Option awards may represent a significant portion of individual’s total compensation.

In certain countries with significant tax implications for employees to participate in the M Unit Option Plan, PIMCO continues to use the Long Term Incentive Plan (“LTIP”) in place of the M Unit Option Plan. The LTIP provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Asset Management, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Asset Management’s profit growth and PIMCO’s profit growth.

Participation in the M Unit Option Plan and LTIP is contingent upon continued employment at PIMCO.

In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:

•

3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Portfolios) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Portfolio or any other account managed by that portfolio manager.

Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Partner Compensation Committee, based upon an individual’s overall contribution to the firm.

Ownership of Securities

As of October 31, 2011, the respective portfolio managers were not beneficial owners of shares of a fund that they managed.

Transamerica International Small Cap

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Matthew Dobbs	2	$2.25 billion	7	$2.03 billion	3	$472 million

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Matthew Dobbs	1	$2.08 billion	1	$446 million	1	$108 million

Conflict of Interest

Whenever the portfolio manager of the fund manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the fund and the investment strategy of the other accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the fact that other accounts require the portfolio manager to devote less than all of his or her time to the fund may be seen itself to constitute a conflict with the interest of the fund.

The portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by the fund. Securities selected for funds or accounts other than the fund may outperform the securities selected for the fund. Finally, if the portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. At Schroders, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include separate accounts, collective trusts, or offshore funds. Certain of these accounts may pay a performance fee, and portfolio managers may have an incentive to allocate investment to these accounts.

Schroders manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes, and oversight by directors. Schroders has developed trade allocation systems and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

The structure of the portfolio manager’s compensation may give rise to potential conflicts of interest. Each portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales.

Schroders has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation

Schroders fund managers are paid in a combination of base salary and annual bonus, as well as the standard retirement, health, and welfare benefits available to all of our employees. Certain of the most senior managers also participate in a long-term incentive program.

Base salary is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, and is benchmarked annually against market data to ensure that Schroders is paying competitively. The base salary is subject to an annual review, and will increase if market movements make this necessary and/or if there has been an increase in the employee’s responsibilities. At more senior levels, base salaries tend to move less as the emphasis is increasingly on the discretionary bonus.

Bonuses for fund managers, including Mr. Dobbs, may be comprised of an agreed contractual floor and/or a discretionary component. Any discretionary bonus is determined by a number of factors. At a macro level the total amount available to spend is a function of the compensation to revenue ratio achieved by the firm globally. Schroders then assess the performance of the division and of the team to determine the share of the aggregate bonus pool that is spent in each area. This focus on “team” maintains consistency and minimizes internal competition that may be detrimental to the interests of our clients. For individual fund managers, Schroders assess the performance of their funds relative to competitors and to the relevant benchmarks over one and three year periods, the level of funds under management, and the level of performance fees generated. Schroders also reviews “softer” factors such as leadership, contribution to other parts of the business, and adherence to our corporate values of excellence, integrity, teamwork, passion, and innovation.

For those employees receiving significant bonuses, a part may be deferred in the form of Schroders plc stock. These employees may also receive part of the deferred award in the form of notional cash investments in a range of Schroders’ funds. These deferrals vest over a period of three years and ensure that the interests of the employee are aligned with those of the shareholder and with those of investors. Over recent years, Schroders has increased the level of deferred awards and as a consequence these key employees have an increasing incentive to remain with Schroders as their store of unvested awards grows over time.

For the purposes of determining the portfolio manager’s bonus, the relevant external benchmarks for performance comparison includes a blend of international small cap benchmarks.

Ownership of Securities

As of October 31, 2011, the portfolio manager was not a beneficial owner of shares of the fund.

Transamerica Small/Mid Cap Value

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Kenneth Burgess	1	$118 million	0	$0	341	$1.12 billion
Ronald Mushock	8	$1.4 billion	2	$155 million	916	$3.4 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Kenneth Burgess	0	$0	0	$0	0	$0
Ronald Mushock	0	$0	0	$0	1	$63 million

Conflict of Interest

Systematic Financial Management, L.P. (Systematic) is an affiliated firm of Affiliated Managers Group, Inc. (AMG). The AMG Affiliates do not formulate advice for Systematic’s clients and do not, in Systematic’s view, present any potential conflict of interest with Systematic’s clients. From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Funds, on the one hand, and the management of other accounts, on the other. The portfolio managers oversee the investment of various types of accounts in the same strategy, such as mutual funds, pooled investment vehicles and separate accounts for individuals and institutions. Investment decisions generally are applied to all accounts utilizing that particular strategy, taking into consideration client restrictions, instructions and individual needs. A portfolio manager may manage an account whose fees may be higher or lower than the fee charged to a Fund to provide for varying client circumstances. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of client trades. Additionally, the management of the Funds and other accounts may result in a portfolio manager devoting unequal time and attention to the management of the Funds or other accounts. However, Systematic has a variety of internal controls in place that are reasonably designed to detect such conflicts and protect the interest of its clients.

During the normal course of managing assets for multiple clients of varying types and asset levels, the portfolio managers may encounter conflicts of interest that could, if not properly addressed, be harmful to one or more of our clients. Those of a material nature that are encountered most frequently involve security selection, employee personal securities trading, proxy voting and the allocation of securities. To mitigate these conflicts and ensure its clients are not impacted negatively by the adverse actions of Systematic or its employees, Systematic has implemented a series of policies and procedures including, but not limited to, its Code of Ethics, which addresses personal securities trading, Proxy Voting Policy and Trade Error Policy, designed to prevent and detect conflicts when they occur. Systematic reasonably believes that these and other policies combined with the periodic review and testing performed by its compliance professionals adequately protects the interest of its clients. A portfolio manager may also face other potential conflicts of interest in managing the Funds, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both the Fund and the other accounts listed above.

Compensation

The compensation package for portfolio managers Ronald Mushock and Kevin McCreesh, both of whom are Managing Partners of Systematic, consists of a fixed base salary, and a share of the Firm’s profits based on each Partner’s respective individual ownership position in Systematic. Total compensation is influenced by Systematic’s overall profitability, and therefore is based in part on the aggregate performance of all of Systematic’s portfolios. Portfolio managers are not compensated based solely on the performance of, or the value of assets held in, any product managed by Systematic. Moreover, the Portfolio Managers are provided with a benefits package, including health insurance, and participation in a company 401(K) plan, comparable to that received by other Systematic employees.

Ownership of Securities

As of October 31, 2011, the portfolio managers did not beneficially own equity securities of the fund.

Transamerica Value

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Curtis R. Jensen	5	$2.5 billion	1	$7 million	0*	$0
Yang Lie	1	$154 million	0	$0	0*	$0
Ian Lapey	6	$5.2 billion	6	$548 million	0*	$0
Michael Lehmann	2	$189 million	5	$534 million	185*	$44.8 million

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Curtis R. Jensen	0	$0	0	$0	0	$0
Yang Lie	0	$0	0	$0	0	$0
Ian Lapey	0	$0	0	$0	0	$0
Michael Lehmann	0	$0	0	$0	0	$0

*	Mr. Jensen manages three accounts totaling over $1 million in a personal capacity and receives no advisory fee for these accounts.
*	Ms. Lie manages two accounts totaling over $1 million in a personal capacity and receives no advisory fee for these accounts.
*	Mr. Lapey manages four accounts totaling over $1 million in a personal capacity and receives no advisory fee for these accounts.
*	Mr. Lehmann manages twelve accounts totaling over $1 million in a personal capacity and receives no advisory fee for these accounts.

Conflict of Interest

Circumstances may arise under which Third Avenue Management LLC’s ( “Third Avenue”) determines that, while it would be both desirable and suitable that a particular security or other investment be purchased or sold for the account of more than one of its client accounts, there is a limited supply or demand for the security or other investment. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized by the portfolio. Third Avenue has adopted policies and procedures to monitor and manage these potential conflicts of interest to protect its clients’ interests.

Compensation

As of October 31, 2011, each portfolio manager receives a fixed base salary and a cash bonus, payable each year. A portion of the bonus is deferred, pursuant to a deferred compensation plan of the sub-adviser. The bonus is determined in the discretion of senior management of the sub-adviser, and is based on a qualitative analysis of several factors, including the profitability of the sub-adviser and the contribution of the individual employee.

Ownership of Securities

As of October 31, 2010, none of the portfolio managers beneficially owned any equity securities in the fund.

Transamerica International Value Opportunities

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Williams V. Fries	16	$35.5 billion	9	$2.7 billion	43	$8.7 billion
Wendy Trevisani	16	$35.5 billion	14	$2.7 billion	9,458	$14.2 billion
Lei Wang	16	$35.5 billion	9	$2.7 billion	43	$8.7 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Williams V. Fries	0	$0	0	$0	1	$96 million
Wendy Trevisani	0	$0	0	$0	1	$96 million
Lei Wang	0	$0	0	$0	1	$96 million

Conflict of Interest

Most investment advisers and their portfolio managers manage investments for multiple clients, including mutual funds, private accounts, and retirement plans. In any case where a portfolio or co-portfolio manager manages the investments of two or more accounts, there is a possibility that conflicts of interest could arise between the manager’s management of a fund’s investments and the manager’s management of other accounts. These conflicts could include:

– Allocating a favorable investment opportunity to one account but not another.

– Directing one account to buy a security before purchases through other accounts increase the price of the security in the marketplace.

– Giving substantially inconsistent investment directions at the same time to similar accounts, so as to benefit one account over another.

– Obtaining services from brokers conducting trades for one account, which are used to benefit another account.

Thornburg has considered the likelihood that any material conflicts of interest could arise between a manager’s management of the fund’s investments and the manager’s management of other accounts. Thornburg has not identified any such conflicts that may arise, and has concluded that it has implemented policies and procedures to identify and resolve any such conflict if it did arise.

Compensation

The compensation of each portfolio and co-portfolio manager includes an annual salary, annual bonus, and company-wide profit sharing. Each manager also owns equity shares in Thornburg. Both the salary and bonus are reviewed approximately annually for comparability with salaries of other portfolio managers in the industry, using survey data obtained from compensation consultants. The annual bonus is subjective. Criteria that are considered in formulating the bonus include, but are not limited to, the following: revenues available to pay compensation of the manager and all other expenses related to supporting the accounts managed by the manager, multiple year historical total return of accounts managed by the manager, relative to market performance and similar investment companies; single year historical total return of accounts managed by the manager, relative to market performance and similar investment companies; the degree of sensitivity of the manager to potential tax liabilities created for account holders in generating returns, relative to overall return. To the extent that the manager realizes benefits from capital appreciation and dividends paid to shareholders of Thornburg, such benefits accrue from the overall financial performance of Thornburg.

Ownership of Securities

As of October 31, 2011, none of the portfolio managers beneficially owned any equity securities in the fund.

Transamerica International Equity

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Brandon H. Harrell	1	$126.2 million	0	$0	0	$0

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Brandon H. Harrell	0	$0	0	$0	0	$0

Conflict of Interest

TS&W seeks to minimize actual or potential conflicts of interest that may arise from its management of the Fund and management of non-Fund accounts. TS&W has designed and implemented policies and procedures to address (although may not eliminate) potential conflicts of interest, including, among others, performance based fees; hedge funds; aggregation, allocation, and best execution or orders; TS&W’s Code of Ethics which requires personnel to act solely in the best interest of their clients and imposes certain restrictions on the ability of Access Persons to engage in personal securities transactions for their own account(s), and procedures to ensure soft dollar arrangements meet the necessary requirements of Section 28(e) of the Securities Exchange Act of 1934. TS&W seeks to treat all clients fairly and to put clients’ interests first.

Compensation

For each portfolio manager, TS&W’s compensation structure includes the following components: base salary, annual incentive bonus, participation in an Employees’ Retirement Plan and the ability to participate in a voluntary income deferral plan.

• Base Salary. Each portfolio manager is paid a fixed base salary, which varies among portfolio managers depending on the experience and responsibilities of the portfolio manager, as well as the strength or weakness of the employment market at the time the portfolio manager is hired or upon any renewal period.

• Bonus. Each portfolio manager is eligible to receive an annual incentive bonus. Targeted bonus amounts vary among portfolio managers based on the experience level and responsibilities of the portfolio manager. Bonus amounts are discretionary tied to overall performance versus individual objectives. Performance versus peer groups and benchmarks are taken into consideration.

• Defined Contribution Plan. At the discretion of TS&W, a contribution may be made to the employer contribution account for eligible employees of the TS&W Retirement Plan subject to IRS limitations.

• Deferred Compensation Plan. Portfolio managers meeting certain requirements are also eligible to participate in a voluntary, nonqualified deferred compensation plan that allows participants to defer a portion of their income on a pre-tax basis and potentially earn tax deferred returns.

• Equity Plan. Key employees may be awarded deferred TS&W equity grants. In addition, key employees may purchase TS&W equity directly.

Each portfolio manager is eligible to participate in benefit plans and programs available generally to all employees of TS&W.

Ownership of Securities

As of October 31, 2011, the portfolio manager did not beneficially own shares in the fund.

Transamerica Arbitrage Strategy

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
John S. Orrico	2	$2.5 billion	0	$0	1	$124 million
Todd W. Munn	2	$2.5 billion	0	$0	1	$124 million
Roger P. Foltynowicz	2	$2.5 billion	0	$0	1	$124 million

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
John S. Orrico	0	$0	0	$0	1	$3 million
Todd W. Munn	0	$0	0	$0	1	$3 million
Roger P. Foltynowicz	0	$0	0	$0	1	$3 million

Conflicts of Interest

Water Island Capital, LLC (“WIC”) understands that since Messrs. Orrico, Munn, and Foltynowicz serve as portfolio managers of the fund and other accounts creates the potential for conflicts of interest. However, WIC does not believe that the overlapping responsibilities of Messrs. Orrico, Munn, and Foltynowicz or the various elements of their compensation present any material conflict of interest for the following reasons:

•	The fund and other accounts are similarly managed;
•	WIC follows strict and detailed written allocation procedures designed to allocate securities purchases and sales between the fund and the other accounts in a fair and equitable manner;
•	WIC had adopted policies limiting the ability of Messrs. Orrico, Munn, and Foltynowicz to cross trade securities between the fund and other accounts and
•	All allocations are subject to review by WIC’s Chief Compliance Officer.

Compensation

Name of Portfolio Manager	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)

John S. Orrico	Salary/Bonus (paid in cash)	Water Island Capital, LLC	Mr. Orrico receives compensation that is a combination of salary and a bonus based on the profitability of the Adviser.

Todd Munn	Salary/Bonus (paid in cash)	Water Island Capital, LLC	Mr. Munn receives compensation that is a combination of salary and a bonus based on the profitability of the Adviser.

Roger Foltynowicz	Salary/Bonus (paid in cash)	Water Island Capital, LLC	Mr. Foltynowicz receives compensation that is a combination of salary and a bonus based on the profitability of the Adviser.

Ownership of Securities

As of October 31, 2011, none of the portfolio managers beneficially owned any equity securities in the fund.

Transamerica Diversified Equity

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Paul E. Marrkand	11	$8.5 billion	8	$1.2 billion	9	$1.4 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Paul E. Marrkand	1	$3.8 billion	0	$0	0	$0

Transamerica Emerging Markets

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Vera M. Trojan	0	$0	11	$5.3 billion	23	$4.3 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Vera M. Trojan	0	$0	2	$108 million	8	$1.1 billion

Transamerica Quality Value

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Matthew G. Baker	2	$10.5 billion	6	$1.5 billion	10	$2.3 billion
Edward P. Bousa	5	$48.9 billion	9	$2.1 billion	18	$3.9 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Matthew G. Baker	0	$0	0	$0	2	$456 million
Edward P. Bousa	2	$37.2 billion	0	$0	3	$934 million

Conflict of Interest

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The funds’ managers listed in the prospectuses who are primarily responsible for the day-to-day management of the funds (“Investment Professionals”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the funds. The Investment Professionals make investment decisions for each account, including the relevant fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant fund.

An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant fund, or make investment decisions that are similar to those made for the relevant fund, both of which have the potential to adversely impact the relevant fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the relevant fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the funds. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Compensation

Wellington Management receives a fee based on the assets under management of each fund as set forth in the Investment Sub-advisory Agreement between Wellington Management and TAM on behalf of each fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to each fund. The following information relates to the fiscal year ended October 31, 2011.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of each fund’s managers listed in the prospectuses who are primarily responsible for the day-to-day management of the funds (the “Investment Professionals”) includes a base salary and incentive components. The base salary for each Investment Professional who is a partner of Wellington Management is generally a fixed amount that is determined by the Managing Partners of the firm. The base salary for the other investment professionals is determined by his experience and performance in his role as an Investment Professional. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the fund managed by the Investment Professional and generally each other account managed by such Investment Professional. Each Investment Professional’s incentive payment relating to the relevant fund is linked to the gross pre-tax performance of the fund managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Investment Professionals, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Bousa and Marrkand and Ms. Trojan are partners of the firm.

Fund	Benchmark Index and/or Peer Group for Incentive Period
Transamerica Diversified Equity	Russell 1000® Growth Index
Transamerica Emerging Markets	MSCI Emerging Markets Index
Transamerica Quality Value	Russell 1000® Value Index

Ownership of Securities

As of October 31, 2011, the portfolio managers did not beneficially own any equity securities in the funds.